UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

Date of reporting period: March 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2014

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •   Are Not Bank Guaranteed

Portfolio Adviser Commentary (Unaudited)

To Our Shareholders—May 15, 2014

On the following pages, you will find the 2014 Semi-Annual Report for the Portfolios* of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Semi-Annual Report covers the six-month period ended March 31, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global developed-market stock performance was strong for the 12 months ending March 31, 2014. Driving these results were continuing central-bank accommodation, brighter economic signals, and improved investor sentiment about most risk assets—at least until the final quarter of the period. Emerging-market stocks, however, were an outlier, posting modestly negative returns. Their results reflected slower-growing economies and a dose of geopolitical turmoil, including the Ukraine-Russia confrontation at the end of the period. Our portfolios are diversified by sector and by style, given our perception of widespread global opportunities and reasonable stock valuations.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, though most yields moved up in an uneven pattern. Indeed, the yields for several maturities and credit ratings turned sharply downward in first-quarter 2014. With yields still low by historical standards and most economic signs pointing to continued recovery, we believe that rates are poised to resume rising—at a slow, measured pace—in the period ahead, and we have assembled our portfolios accordingly. While our research on both stocks and bonds is bottom-up, company-by-company and security-by-security, we hope to take advantage of what we see as a general economic tailwind.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, by calling 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objectives and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invests primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio’s investment Adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invests in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts

(Portfolio Adviser Commentary continued on next page)

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Portfolio Adviser Commentary (continued)

(“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from each Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges. The Portfolio may also make investments in developed foreign securities that comprise the Morgan Stanley Capital International (“MSCI”) EAFE Index.

(Portfolio Adviser Commentary continued on next page)

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Portfolio Adviser Commentary (continued)

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios seek to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively).

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the New York and California Portfolios, New York investors and California investors, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state.

The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

(Portfolio Adviser Commentary continued on next page)

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Portfolio Adviser Commentary (continued)

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”), F-1 by Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) or the comparable long-term ratings (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolios investment Adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non- U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risks analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

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Disclosures and Risks (continued)

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the

Disclosures & Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality, and performance of the Portfolio could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

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2014 Semi-Annual Report	7

Disclosures and Risks (continued)

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein New York Municipal and Bernstein California Municipal Portfolios:

Non-diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios are not “diversified.” This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Bernstein U.S. Government Short Duration Portfolio:

No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/ or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Bernstein Short Duration Plus Portfolio:

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown on page 9 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2014	PAST 6 MONTHS	PAST 12 MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	5.38%	16.17%	12.10%	3.07%	3.44%	4/30/1999
Tax-Managed International	5.45%	16.48%	12.23%	3.00%	6.13%	6/22/1992
Return after taxes on Distributions*	5.10%	16.09%	12.07%	2.48%	5.17%
Return after taxes on Distributions and sale of shares*	3.61%	9.91%	10.09%	3.03%	5.16%
MSCI EAFE Index	6.41%	17.56%	16.02%	6.53%
Lipper International Multi-Cap Growth Funds Average	5.95%	14.78%	15.88%	6.22%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	1.99%	-0.34%	13.29%	9.34%	7.43%
After deduction of purchase and redemption fees**	-0.03%	-2.33%	12.84%	9.01%	7.25%
MSCI Emerging Markets Index	1.39%	-1.43%	14.48%	10.11%
Lipper Emerging Markets Funds Average	1.37%	-1.16%	15.69%	9.66%

Short Duration New York Municipal	0.19%	-0.20%	1.17%	1.85%	2.70%	10/3/1994
Short Duration California Municipal	0.37%	0.26%	1.06%	1.74%	2.63%	10/3/1994
Short Duration Diversified Municipal	0.32%	0.19%	1.31%	1.92%	2.86%	10/3/1994
Barclays 1-Year Municipal Bond Index	0.44%	0.76%	1.34%	2.21%
Lipper Short Term Municipal Debt Funds Average	0.66%	0.26%	1.67%	1.78%

Diversified Municipal	1.37%	-0.18%	3.50%	3.23%	4.83%	1/9/1989
California Municipal	1.75%	-0.28%	3.67%	3.22%	4.61%	8/6/1990
New York Municipal	1.30%	-0.73%	3.48%	3.17%	4.83%	1/9/1989
Barclays 5-Year GO Municipal Bond Index	1.74%	0.86%	3.77%	3.81%
Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.73%	-0.16%	3.53%	2.81%

U.S. Government Short Duration	0.17%	-0.21%	1.02%	1.92%	4.34%	1/3/1989
Short Duration Plus	0.55%	0.24%	2.12%	1.73%	4.45%	12/12/1988
BofA ML 1-3 Year U.S. Treasury Index	0.20%	0.38%	1.10%	2.48%
Lipper Short Term Investment Grade Debt Funds Average	0.81%	0.60%	3.48%	2.10%
Lipper Short Term U.S. Government Debt Funds Average	0.36%	-0.16%	1.51%	2.17%

Intermediate Duration	2.35%	-0.07%	7.29%	4.66%	6.44%	1/17/1989
Barclays U.S. Aggregate Bond Index	1.70%	-0.10%	4.80%	4.46%
Lipper Core Bond Fund Average	2.21%	0.01%	6.35%	4.05%

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.20% for International Portfolio; 1.16% for Tax-Managed International Portfolio; 1.49% for Emerging Markets Portfolio; 0.66% for Short Duration New York Municipal Portfolio; 0.68% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.70% for U.S. Government Short Duration Portfolio; 0.60% for Short Duration Plus Portfolio; and 0.57% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

(Historical Performance continued on next page)

2014 Semi-Annual Report	9

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio, Bernstein Tax-Managed International Portfolio and Bernstein Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2014.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $61,078. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2014.

See Disclosures, Risks and Note about Historical Performance on pages 5–8.

2014 Semi-Annual Report	11

Expense Example—March 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,053.80	$5.89	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%

Tax-Managed International Class Shares
Actual	$1,000	$1,054.50	$5.69	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,019.90	$7.25	1.44%
Hypothetical**	$1,000	$1,017.75	$7.24	1.44%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,001.90	$3.29	0.66%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,003.70	$3.65	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,003.20	$3.15	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

New York Municipal Class Shares
Actual	$1,000	$1,013.00	$3.06	0.61%
Hypothetical**	$1,000	$1,021.89	$3.07	0.61%

California Municipal Class Shares
Actual	$1,000	$1,017.50	$3.22	0.64%
Hypothetical**	$1,000	$1,021.74	$3.23	0.64%

Diversified Municipal Class Shares
Actual	$1,000	$1,013.70	$2.81	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,001.70	$3.94	0.79%
Hypothetical**	$1,000	$1,020.99	$3.98	0.79%

Short Duration Plus Class Shares
Actual	$1,000	$1,005.50	$3.15	0.63%
Hypothetical**	$1,000	$1,021.79	$3.18	0.63%

Intermediate Duration Class Shares
Actual	$1,000	$1,023.50	$2.93	0.58%
Hypothetical**	$1,000	$1,022.04	$2.92	0.58%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% annual return before expenses.

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2014 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.7%
	Consumer Discretionary	20.1
	Industrials	13.3
	Consumer Staples	11.8
	Health Care	8.5
	Telecommunication Services	6.1
	Materials	5.9
	Information Technology	5.5
	Energy	3.3
	Utilities	1.8

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	23.5%
	Consumer Discretionary	20.4
	Industrials	13.7
	Consumer Staples	11.7
	Health Care	8.5
	Telecommunication Services	5.9
	Materials	5.6
	Information Technology	5.5
	Energy	3.4
	Utilities	1.8

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	30.0%
	Information Technology	20.0
	Consumer Discretionary	15.0
	Consumer Staples	9.5
	Energy	8.6
	Industrials	5.2
	Materials	4.9
	Health Care	2.7
	Telecommunication Services	2.1
	Utilities	2.0

*	All data are as of March 31, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the Tax-Managed International and International Portfolios).
Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2014 Semi-Annual Report	13

Portfolio Summary—March 31, 2014 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.
**	“Other” represents less than 3.0% in 13 different states.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2014 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

** “Other” represents less than 0.5% in 12 different states.

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2014. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.
**	“Other” represents less than 2.1% in 22 different states.

2014 Semi-Annual Report	15

Portfolio Summary—March 31, 2014 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2014. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).
**	“Other” represents less than 0.5% in Preferred Stocks, Local Governments—Municipal Bonds, Emerging Markets—Corporate Bonds and Governments Sovereign Agencies.

16	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2014 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS
Investments in securities, at value	$1,619,928,385	$3,906,083,840	$1,237,603,734
Foreign currencies, at value (a)	13,780,668	37,414,766	5,738,399
Receivables:
Dividends and interest	7,008,566	17,056,596	3,627,988
Foreign withholding tax reclaims	7,071,056	19,757,671	65,708
Investment securities sold and foreign currency transactions	5,871,399	16,700,289	761,386
Capital shares sold	958,328	1,463,986	406,839
Unrealized appreciation of forward currency exchange contracts	1,098,147	16,411,675	0

Total assets	1,655,716,549	4,014,888,823	1,248,204,054

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	16,687,362	30,621,203	3,451,656
Management fee	1,080,601	2,553,820	1,047,116
Capital shares redeemed	1,162,394	2,557,300	323,106
Shareholder servicing fee	318,696	779,278	236,950
Transfer Agent fee	12,493	21,601	13,815
Distribution fee	3,393	792	0
Accrued expenses and other liabilities	110,275	83,073	197,981
Unrealized depreciation of forward currency exchange contracts	4,478,000	14,667,505	0

Total liabilities	23,853,214	51,284,572	5,270,624

NET ASSETS (b)	$1,631,863,335	$3,963,604,251	$1,242,933,430

Cost of investments	$1,375,856,960	$3,258,128,285	$1,173,661,418

SHARES OF CAPITAL STOCK OUTSTANDING			45,714,431

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$27.19

NET ASSETS CONSIST OF:
Capital stock, at par	$98,854	$238,711	$45,714
Additional paid-in capital	2,485,919,394	5,471,867,958	1,211,899,122
Undistributed net investment income	8,244,240	25,041,570	512,937
Accumulated net realized loss on investment and foreign currency transactions	(1,104,075,335)	(2,186,084,209)	(33,404,288)
Net unrealized appreciation/depreciation of:
Investments transactions†	244,068,888	647,949,521	63,874,420
Foreign currency denominated assets and liabilities	(2,392,706)	4,590,700	5,525

	$1,631,863,335	$3,963,604,251	$1,242,933,430

(a) Cost: $13,770,642, $37,398,508 and $5,711,416, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively. (Note 1)

(b) See page 18 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $2,537, $6,034, and $67,896, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2014 Semi-Annual Report	17

Statement of Assets and Liabilities—March 31, 2014 (Unaudited) (continued)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,624,284,322
Shares of capital stock outstanding	98,388,112

Net asset value, offering and redemption price per share	$16.51

Tax-Managed International Class Shares
Net Assets		$3,961,462,916
Shares of capital stock outstanding		238,580,205

Net asset value, offering and redemption price per share		$16.60

Class A Shares
Net Assets	$4,718,954	$1,620,385
Shares of capital stock outstanding	290,098	98,973

Net asset value and redemption price per share	$16.27	$16.37
Sales charge—4.25% of public offering price	0.72	0.73

Maximum offering price	$16.99	$17.10

Class B Shares
Net Assets	$229,392	$19,663
Shares of capital stock outstanding	14,038	1,195

Net asset value and offering price per share	$16.34	$16.45

Class C Shares
Net Assets	$2,630,667	$501,287
Shares of capital stock outstanding	161,632	30,601

Net asset value and offering price per share	$16.28	$16.38

See Notes to Financial Statements.

18	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$104,050,911	$50,349,379	$278,369,142
Receivables:
Interest	1,332,935	615,276	3,041,868
Investment securities sold	15,000	0	995,000
Capital shares sold	0	2,007	507,265

Total assets	105,398,846	50,966,662	282,913,275

LIABILITIES
Payables:
Dividends to shareholders	8,911	1,183	22,372
Investment securities purchased	4,500,000	0	0
Capital shares redeemed	208,987	64,174	370,377
Management fee	36,269	18,797	102,939
Shareholder servicing fee	8,059	4,173	22,877
Custody fee payable	5,446	6,396	7,055
Transfer Agent fee	2,447	3,008	3,203
Accrued expenses	8,664	12,857	28,831

Total liabilities	4,778,783	110,588	557,654

NET ASSETS	$100,620,063	$50,856,074	$282,355,621

Cost of investments	$104,884,885	$50,885,619	$278,673,741

SHARES OF CAPITAL STOCK OUTSTANDING	8,081,684	4,066,754	22,386,137

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.45	$12.51	$12.61

NET ASSETS CONSIST OF:
Capital stock, at par	$8,082	$4,067	$22,386
Additional paid-in capital	101,690,630	51,367,499	282,692,394
Undistributed net investment income/(distributions in excess of net investment income)	(8,161)	(24,253)	8,939
Accumulated net realized gain (loss) on investment transactions	(236,514)	45,001	(63,499)
Net unrealized depreciation of investments	(833,974)	(536,240)	(304,599)

	$100,620,063	$50,856,074	$282,355,621

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2014 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2014 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,645,396,345	$1,059,308,299	$5,940,334,283
Cash	0	0	220,000
Receivables:
Interest	19,877,008	14,971,407	64,394,202
Investment securities sold	155,000	30,000	370,000
Capital shares sold	1,043,268	1,389,098	9,580,762

Total assets	1,666,471,621	1,075,698,804	6,014,899,247

LIABILITIES
Payables:
Dividends to shareholders	1,207,063	721,438	3,939,614
Investment securities purchased	15,007,198	12,247,303	99,013,862
Capital shares redeemed	1,001,243	573,925	4,085,453
Management fee	629,004	420,475	2,004,057
Distribution fee	106,598	46,951	453,247
Shareholder servicing fee	108,938	73,558	347,292
Transfer Agent fee	5,035	4,132	12,464
Accrued expenses	99,905	68,213	128,423

Total liabilities	18,164,984	14,155,995	109,984,412

NET ASSETS (a)	$1,648,306,637	$1,061,542,809	$5,904,914,835

Cost of investments	$1,608,913,711	$1,026,859,088	$5,787,418,749

NET ASSETS CONSIST OF:
Capital stock, at par	$117,339	$73,890	$410,511
Additional paid-in capital	1,609,561,185	1,035,397,397	5,753,305,527
Distributions in excess of net investment income	(144,328)	(196,679)	(88,992)
Accumulated net realized gain (loss) on investment transactions	2,289,807	(6,181,010)	(1,627,745)
Net unrealized appreciation of investments	36,482,634	32,449,211	152,915,534

	$1,648,306,637	$1,061,542,809	$5,904,914,835

(a) See page 21 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,371,828,918	$922,808,225	$4,358,707,253
Shares of capital stock outstanding	97,652,475	64,233,287	303,055,308

Net asset value and offering price per share	$14.05	$14.37	$14.38

Class A Shares
Net Assets	$204,375,457	$114,028,571	$1,397,243,529
Shares of capital stock outstanding	14,553,222	7,937,210	97,102,745

Net asset value and redemption price per share	$14.04	$14.37	$14.39
Sales charge—3.00% of public offering price	0.43	0.44	0.45

Maximum offering price	$14.47	$14.81	$14.84

Class B Shares
Net Assets	$371,400	$11,763	$190,951
Shares of capital stock outstanding	26,461	819	13,268

Net asset value and offering price per share	$14.04	$14.36	$14.39

Class C Shares
Net Assets	$71,730,862	$24,694,250	$148,773,102
Shares of capital stock outstanding	5,107,060	1,719,058	10,340,176

Net asset value and offering price per share	$14.05	$14.36	$14.39

See Notes to Financial Statements.

2014 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2014 (Unaudited) (continued)

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value (a)(b)	$46,591,616	$428,370,767	$4,456,176,020
Cash (c)(d)	247,303	4,355,920	4,141,147
Receivables:
Dividends and interest	54,849	880,005	22,744,957
Investment securities sold	54,558	270,459	14,322,388
Capital shares sold	6,887	957,097	1,620,390
Margin due from broker on futures	9,223	31,028	0
Margin due from broker on centrally cleared interest rate swaps	0	0	330,707
Unrealized appreciation of forward currency exchange contracts	0	4,066	1,822,181
Unrealized appreciation of interest rate swaps	0	0	1,873,862
Unrealized appreciation of credit default swaps	0	0	546,588

Total assets	46,964,436	434,869,342	4,503,578,240

LIABILITIES
Reverse repurchase agreements	0	0	12,518,865
Payables:
Dividends to shareholders	3,457	102,666	3,632,045
Investment securities purchased and foreign currency transactions	0	1,345,885	613,633,711
Capital shares redeemed	46,726	352,426	4,332,119
Management fee	17,111	146,449	1,386,266
Registration fee payable	4,923	18,237	91,330
Transfer Agent fee	4,512	7,857	33,898
Shareholder servicing fee	3,803	28,127	306,840
Distribution fee	0	29,513	0
Margin owed to broker on centrally cleared credit default swaps	0	0	69,042
Margin owed to broker on futures	0	0	52,469
Accrued expenses	11,470	66,154	170,430
Unrealized depreciation of forward currency exchange contracts	0	307,986	4,528,181
Collateral received from broker	0	0	2,021,000
Upfront premium received on credit default swaps	0	0	306,457
Unrealized depreciation of interest rate swaps	0	0	262,524

Total liabilities	92,002	2,405,300	643,345,177

NET ASSETS (e)	$46,872,434	$432,464,042	$3,860,233,063

Cost of investments	$46,439,544	$428,927,832	$4,351,552,748

SHARES OF CAPITAL STOCK OUTSTANDING	3,745,199		284,752,014

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.52		$13.56

NET ASSETS CONSIST OF:
Capital stock, at par	$3,745	$36,788	$284,752
Additional paid-in capital	47,351,488	462,342,137	3,743,858,058
Undistributed net investment income/(distributions in excess of net investment income)	(42,941)	(267,690)	3,447,555
Accumulated net realized gain (loss) on investment transactions	(586,051)	(28,855,909)	9,337,975
Net unrealized appreciation/depreciation of:
Investments, futures and interest rate swap transactions	146,193	(474,823)	106,036,810
Foreign currency denominated assets and liabilities	0	(316,461)	(2,732,087)

	$46,872,434	$432,464,042	$3,860,233,063

(a) Includes investment of cash collateral of $2,021,000 received from broker for OTC derivatives outstanding at March 31, 2014 for the Intermediate Duration Portfolio.

(b) An amount of $1,244,981 has been segregated to collateralize margin requirements for open futures outstanding at March 31, 2014 for the Intermediate Duration Portfolio.

(c) Amounts of $18,819 and $137,565 have been segregated to collateralize margin requirements for open futures outstanding at March 31, 2014 for the U.S. Government Short Duration Portfolio and Short Duration Plus Portfolio, respectively.

(d) An amount of $2,899,923 has been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at March 31, 2014 for the Intermediate Duration Portfolio.

(e) See page 23 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$354,960,701
Shares of capital stock outstanding	30,195,125

Net asset value and offering price per share	$11.76

Class A Shares
Net Assets	$58,567,601
Shares of capital stock outstanding	4,979,757

Net asset value and redemption price per share	$11.76
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.28

Class B Shares
Net Assets	$1,443,976
Shares of capital stock outstanding	123,013

Net asset value and offering price per share	$11.74

Class C Shares
Net Assets	$17,491,764
Shares of capital stock outstanding	1,490,067

Net asset value and offering price per share	$11.74

See Notes to Financial Statements.

2014 Semi-Annual Report	23

Statement of Operations—for the six months ended March 31, 2014 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$29,501	$72,248	$9,418
Dividends (a)	27,486,182	65,847,126	9,411,156

Total income	27,515,683	65,919,374	9,420,574

Expenses:
Management fee (see Note 2A)	7,372,219	16,638,863	6,954,932
Shareholder servicing fee (see Note 2B)	2,048,738	4,781,172	1,507,534
Custodian fee	182,555	252,642	230,501
Transfer Agent fee—Non-Retail Class	56,922	87,939	118,556
Transfer Agent fee—Class A	5,597	1,441	0
Transfer Agent fee—Class B	345	24	0
Transfer Agent fee—Class C	3,201	436	0
Distribution fees—Class A	7,139	2,404	0
Distribution fees—Class B	1,249	95	0
Distribution fees—Class C	13,235	2,371	0
Registration fees	44,817	42,685	16,728
Directors’ fees and expenses	44,487	103,009	32,331
Printing fees	32,785	25,300	25,276
Auditing and tax fees	31,477	55,747	16,216
Legal fees	21,422	47,337	14,785
Miscellaneous	39,196	69,495	50,454

Total expenses	9,905,384	22,110,960	8,967,313
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(438,070)	(961,787)	(301,507)

Net expenses	9,467,314	21,149,173	8,665,806

Net investment income	18,048,369	44,770,201	754,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	59,704,275	148,429,920	14,480,407 (b)
Futures	405,879	0	0
Foreign currency transactions	3,432,478	9,148,156	(528,616)

Net realized gain (loss) on investment and foreign currency transactions	63,542,632	157,578,076	13,951,791

Net change in unrealized appreciation/depreciation of:
Investments (c)	5,055,994	21,633,949	7,665,500
Foreign currency denominated assets and liabilities	(5,359,068)	(12,873,446)	(17,653)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(303,074)	8,760,503	7,647,847

Net realized and unrealized gain on investment and foreign currency transactions	63,239,558	166,338,579	21,599,638

Net increase in net assets resulting from operations	$81,287,927	$211,108,780	$22,354,406

(a) Net of foreign withholding taxes of $1,084,094, $2,570,130 and $922,261 for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $1,872.

(c) Net of increase in accrued foreign capital gains taxes of $2,456 and $5,958 for the International Portfolio and Tax-Managed International Portfolio, respectively, and net of decrease in accrued foreign capital gains taxes of $154,931 for the Emerging Markets Portfolio.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$542,079	$273,889	$1,370,464
0	0	0

542,079	273,889	1,370,464

233,560	128,572	648,502
51,902	28,572	144,111
32,276	29,797	43,029
9,170	9,429	10,648
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
2,575	1,239	30,124
2,835	1,649	6,563
1,680	1,332	2,373
1,428	897	3,732
1,576	972	3,515
6,544	6,483	11,055

343,546	208,942	903,652
0	0	0

343,546	208,942	903,652

198,533	64,947	466,812

(230,571)	50,791	(55,703)
0	0	0
0	0	0

(230,571)	50,791	(55,703)

248,752	80,602	635,082
0	0	0

248,752	80,602	635,082

18,181	131,393	579,379

$216,714	$196,340	$1,046,191

2014 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2014 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$26,026,024	$15,742,887	$83,696,446
Dividends	0	0	0

Total income	26,026,024	15,742,887	83,696,446

Expenses:
Management fee (see Note 2A)	3,894,112	2,612,612	12,110,692
Shareholder servicing fee (see Note 2B)	669,007	454,841	2,149,021
Custodian fee	109,682	96,690	159,549
Transfer Agent fee—Non-Retail Class	19,654	12,474	57,693
Transfer Agent fee—Class A	41,217	17,559	281,181
Transfer Agent fee—Class B	94	10	92
Transfer Agent fee—Class C	15,514	4,017	36,594
Distribution fees—Class A	308,482	172,130	1,775,076
Distribution fees—Class B	2,023	83	1,590
Distribution fees—Class C	379,184	129,509	782,295
Directors’ fees and expenses	36,998	23,792	123,395
Auditing and tax fees	24,748	17,150	76,280
Registration fees	21,250	6,954	128,583
Legal fees	16,061	10,939	50,645
Printing fees	15,715	8,485	46,592
Miscellaneous	32,947	23,631	80,196

Total expenses	5,586,688	3,590,876	17,859,474
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	0

Net expenses	5,586,688	3,590,876	17,859,474

Net investment income	20,439,336	12,152,011	65,836,972

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	2,320,368	(2,929,088)	(944,682)
Futures	0	0	0
Swaps	0	0	0
Foreign currency transactions	0	0	0

Net realized gain (loss) on investment transactions	2,320,368	(2,929,088)	(944,682)

Net change in unrealized appreciation/depreciation of:
Investments	(2,602,706)	8,768,457	11,359,751
Futures	0	0	0
Swaps	0	0	0
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	(2,602,706)	8,768,457	11,359,751

Net realized and unrealized gain (loss) on investment transactions	(282,338)	5,839,369	10,415,069

Net increase in net assets resulting from operations	$20,156,998	$17,991,380	$76,252,041

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$201,357	$2,504,320	$67,924,233
0	0	541,585

201,357	2,504,320	68,465,818

113,241	999,473	8,760,268
25,165	184,091	1,940,752
29,596	75,253	145,409
9,415	10,855	98,777
0	27,944	0
0	865	0
0	9,416	0
0	84,449	0
0	7,415	0
0	91,227	0
1,239	10,955	90,440
702	10,042	52,794
10,598	38,049	23,850
691	4,998	48,222
779	21,154	20,236
7,579	15,768	75,384

199,005	1,591,954	11,256,132
0	(54,253)	0

199,005	1,537,701	11,256,132

2,352	966,619	57,209,686

12,285	(221,938)	23,308,283
(27,485)	(680,014)	1,621,102
0	0	(646,594)
(5)	154,509	(805,222)

(15,205)	(747,443)	23,477,569

46,621	1,551,205	14,887,969
28,145	713,465	(2,181,591)
0	0	(2,839,690)
0	(302,980)	(1,236,818)

74,766	1,961,690	8,629,870

59,561	1,214,247	32,107,439

$61,913	$2,180,866	$89,317,125

2014 Semi-Annual Report	27

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$18,048,369	$24,763,815	$44,770,201	$59,590,061
Net realized gain (loss) on investment and foreign currency transactions	63,542,632	39,813,330	157,578,076	72,583,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(303,074)	250,017,855	8,760,503	611,202,016

Net increase (decrease) in net assets resulting from operations	81,287,927	314,595,000	211,108,780	743,375,445

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(29,201,031)	(28,680,557)	(74,203,691)	(72,321,647)
Distributions from net realized gain on investment transactions	0	0	0	0

Total dividends and distributions to shareholders	(29,201,031)	(28,680,557)	(74,203,691)	(72,321,647)

Capital-share transactions:
Net proceeds from sales of shares	312,240,185	191,158,885	433,956,439	483,586,737
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	24,632,171	25,008,589	49,983,326	53,813,652

Total proceeds from shares sold	336,872,356	216,167,474	483,939,765	537,400,389
Cost of shares redeemed	(364,385,966)	(390,185,292)	(495,130,199)	(819,256,930)

Net increase (decrease) in net assets from capital-share transactions	(27,513,610)	(174,017,818)	(11,190,434)	(281,856,541)

Net increase (decrease) in net assets	24,573,286	111,896,625	125,714,655	389,197,257

NET ASSETS:
Beginning of period	1,607,290,049	1,495,393,424	3,837,889,596	3,448,692,339

End of period (b)	$1,631,863,335	$1,607,290,049	$3,963,604,251	$3,837,889,596

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$8,244,240	$19,396,902	$25,041,570	$54,475,060

(a) See page 33 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $1,725,504 and $4,719,286 for the six months ended March 31, 2014 and the year ended September 30, 2013, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

$754,768	$14,253,739	$198,533	$618,240	$64,947	$272,878

13,951,791	(2,785,100)	(230,571)	242,728	50,791	191,065

7,647,847	13,622,272	248,752	(1,025,314)	80,602	(552,529)

22,354,406	25,090,911	216,714	(164,346)	196,340	(88,586)

(13,200,691)	(16,127,410)	(198,533)	(618,240)	(64,947)	(272,878)
0	0	(170,666)	0	(187,638)	(135,845)

(13,200,691)	(16,127,410)	(369,199)	(618,240)	(252,585)	(408,723)

100,471,025	198,881,564	29,151,270	57,008,142	12,911,693	74,564,408

12,382,972	15,020,786	334,127	518,835	245,137	377,408

112,853,997	213,902,350	29,485,397	57,526,977	13,156,830	74,941,816
(71,364,700)	(270,055,364)	(37,126,633)	(81,239,786)	(32,236,876)	(104,601,201)

41,489,297 *	(56,153,014)*	(7,641,236)	(23,712,809)	(19,080,046)	(29,659,385)

50,643,012	(47,189,513)	(7,793,721)	(24,495,395)	(19,136,291)	(30,156,694)

1,192,290,418	1,239,479,931	108,413,784	132,909,179	69,992,365	100,149,059

$1,242,933,430	$1,192,290,418	$100,620,063	$108,413,784	$50,856,074	$69,992,365

$512,937	$12,958,860	$(8,161)	$(8,161)	$(24,253)	$(24,253)

2014 Semi-Annual Report	29

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income (loss)	$466,812	$1,893,100	$20,439,336	$45,460,122
Net realized gain (loss) on investment transactions	(55,703)	1,250,489	2,320,368	2,309,685
Net change in unrealized appreciation/depreciation of investments	635,082	(3,196,573)	(2,602,706)	(76,654,997)

Net increase (decrease) in net assets resulting from operations	1,046,191	(52,984)	20,156,998	(28,885,190)

Dividends and distributions to shareholders:
Dividends from net investment income(a)	(466,812)	(1,893,100)	(20,439,336)	(45,460,122)
Distributions from net realized gain on investment transactions(a)	(445,246)	(1,487,503)	0	(865,321)

Total dividends and distributions to shareholders	(912,058)	(3,380,603)	(20,439,336)	(46,325,443)

Capital-share transactions:
Net proceeds from sales of shares	112,337,509	260,813,084	159,643,147	384,278,114
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	867,170	3,088,436	14,714,076	33,715,341

Total proceeds from shares sold	113,204,679	263,901,520	174,357,223	417,993,455
Cost of shares redeemed	(104,741,279)	(381,224,637)	(170,138,347)	(534,584,974)

Net increase (decrease) in net assets from capital-share transactions	8,463,400	(117,323,117)	4,218,876	(116,591,519)

Net increase (decrease) in net assets	8,597,533	(120,756,704)	3,936,538	(191,802,152)

NET ASSETS:
Beginning of period	273,758,088	394,514,792	1,644,370,099	1,836,172,251

End of period (b)	$282,355,621	$273,758,088	$1,648,306,637	$1,644,370,099

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$8,939	$8,939	$(144,328)	$(144,328)

(a) See pages 33 and 34 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

$12,152,011	$28,155,243	$65,836,972	$137,478,941	$2,352	$(28,653)
(2,929,088)	3,022,639	(944,682)	2,885,879	(15,205)	(20,514)
8,768,457	(50,005,161)	11,359,751	(199,888,070)	74,766	(557,094)

17,991,380	(18,827,279)	76,252,041	(59,523,250)	61,913	(606,261)

(12,152,011)	(28,155,243)	(65,836,972)	(137,478,941)	(165,896)	(471,628)
0	0	(843,633)	(7,415,537)	0	(282,178)

(12,152,011)	(28,155,243)	(66,680,605)	(144,894,478)	(165,896)	(753,806)

128,824,060	283,800,076	1,045,865,067	1,935,009,117	3,155,452	25,226,948
8,732,624	20,830,887	46,762,872	108,523,043	151,727	683,857

137,556,684	304,630,963	1,092,627,939	2,043,532,160	3,307,179	25,910,805
(133,627,488)	(337,239,080)	(742,194,110)	(1,961,674,054)	(9,200,284)	(82,944,419)

3,929,196	(32,608,117)	350,433,829	81,858,106	(5,893,105)	(57,033,614)

9,768,565	(79,590,639)	360,005,265	(122,559,622)	(5,997,088)	(58,393,681)

1,051,774,244	1,131,364,883	5,544,909,570	5,667,469,192	52,869,522	111,263,203

$1,061,542,809	$1,051,774,244	$5,904,914,835	$5,544,909,570	$46,872,434	$52,869,522

$(196,679)	$(196,679)	$(88,992)	$(88,992)	$(42,941)	$120,603

2014 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$966,619	$1,810,018	$57,209,686	$113,006,846
Net realized gain (loss) on investment and foreign currency transactions	(747,443)	1,284,172	23,477,569	5,732,506
Net change in unrealized appreciation/depreciation of investments	1,961,690	(5,945,681)	8,629,870	(195,744,974)
Contributions from Adviser (see Note 2A)	0	0	0	725

Net increase (decrease) in net assets resulting from operations	2,180,866	(2,851,491)	89,317,125	(77,004,897)

Dividends and distributions to shareholders:
Dividends from net investment income(a)	(1,537,931)	(4,709,889)	(55,521,765)	(129,600,176)
Distributions from net realized gain on investment transactions	0	0	(9,019,695)	(35,956,854)

Total dividends and distributions to shareholders	(1,537,931)	(4,709,889)	(64,541,460)	(165,557,030)

Capital-share transactions:
Net proceeds from sales of shares	79,854,498	242,024,812	253,924,365	640,203,698
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,134,150	3,831,797	51,643,999	137,151,532

Total proceeds from shares sold	80,988,648	245,856,609	305,568,364	777,355,230
Cost of shares redeemed	(109,270,353)	(404,362,506)	(436,493,635)	(1,390,336,519)

Net decrease in net assets from capital-share transactions	(28,281,705)	(158,505,897)	(130,925,271)	(612,981,289)

Net decrease in net assets	(27,638,770)	(166,067,277)	(106,149,606)	(855,543,216)

NET ASSETS:
Beginning of period	460,102,812	626,170,089	3,966,382,669	4,821,925,885

End of period (b)	$432,464,042	$460,102,812	$3,860,233,063	$3,966,382,669

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(267,690)	$303,622	$3,447,555	$1,759,634

(a) See page 34 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(29,117,991)	$(28,569,129)	$(74,173,881)	$(72,305,715)
Class A	(64,695)	(91,428)	(25,889)	(15,932)
Class B	(9)	(2,097)	0	0
Class C	(18,336)	(17,903)	(3,921)	0

	$(29,201,031)	$(28,680,557)	$(74,203,691)	$(72,321,647)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(17,386,188)	$(37,726,649)	$(10,744,191)	$(24,684,056)
Class A	(2,421,410)	(6,115,522)	(1,222,380)	(2,989,033)
Class B	(3,346)	(8,776)	(113)	(815)
Class C	(628,392)	(1,609,175)	(185,327)	(481,339)

	$(20,439,336)	$(45,460,122)	$(12,152,011)	$(28,155,243)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(697,861)
Class A	0	(121,681)
Class B	0	(279)
Class C	0	(45,500)

	$0	$(865,321)

2014 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(51,973,811)	$(115,253,344)
Class A	(12,707,085)	(19,189,033)
Class B	(2,364)	(7,902)
Class C	(1,153,712)	(3,028,662)

	$(65,836,972)	$(137,478,941)

Distributions from net realized gain on investment transactions
Municipal Class	$(656,176)	$(6,180,319)
Class A	(163,331)	(987,749)
Class B	(58)	(695)
Class C	(24,068)	(246,774)

	$(843,633)	$(7,415,537)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(1,394,864)	$(4,334,296)
Class A	(117,270)	(284,460)
Class B	(1,845)	(7,030)
Class C	(23,952)	(84,103)

	$(1,537,931)	$(4,709,889)

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$15.94		$13.23		$12.36		$15.08	$15.00		$16.51

Income from investment operations:
Investment income, net†	0.18	‡	0.23	‡	0.23	‡	0.23	0.22		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67		2.74		0.90		(2.68)	0.14		(1.31)

Total from investment operations	0.85		2.97		1.13		(2.45)	0.36		(1.06)

Less dividends:
Dividends from net investment income	(0.28)		(0.26)		(0.26)		(0.27)	(0.28)		(0.45)

Net asset value, end of period	$16.51		$15.94		$13.23		$12.36	$15.08		$15.00

Total return (a)	5.38%		22.81%		9.32%		(16.61)%	2.43%		(5.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,624,284		$1,599,667		$1,485,757		$1,495,894	$2,073,462		$2,364,571
Average net assets (000 omitted)	$1,643,493		$1,523,560		$1,546,251		$2,015,954	$2,199,418		$2,032,024
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	*	1.15%		1.16%		1.18%	1.17%	+	1.19%
Expenses, before waivers/reimbursements	1.20%	*	1.20%		1.21%		1.18%	1.17%	+	1.19%
Net investment income	2.19%	‡*	1.62%	‡	1.79%	‡	1.50%	1.49%	+	2.03%
Portfolio turnover rate	35%		72%		69%		62%	84%		91%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$16.06		$13.33		$12.46		$15.19	$15.16		$16.52

Income from investment operations:
Investment income, net†	0.19	‡	0.24	‡	0.25	‡	0.24	0.22		0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.67		2.78		0.91		(2.70)	0.09		(1.16)
Contributions from Adviser	0		0		0		0	0	(c)	0 (c)

Total from investment operations	0.86		3.02		1.16		(2.46)	0.31		(0.91)

Less dividends:
Dividends from net investment income	(0.32)		(0.29)		(0.29)		(0.27)	(0.28)		(0.45)

Net asset value, end of period	$16.60		$16.06		$13.33		$12.46	$15.19		$15.16

Total return (a)	5.45%	**	23.04%	**	9.56%		(16.56)%	2.07%		(4.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,961,463		$3,835,863		$3,446,598		$3,587,820	$4,845,829		$5,286,906
Average net assets (000 omitted)	$3,835,445		$3,581,411		$3,598,435		$4,714,049	$5,004,731		$4,376,859
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*	1.11%		1.11%		1.14%	1.13%	+	1.15%
Expenses, before waivers/reimbursements	1.16%	*	1.16%		1.16%		1.14%	1.13%	+	1.15%
Net investment income	2.34%	‡*	1.66%	‡	1.88%	‡	1.54%	1.53%	+	2.07%
Portfolio turnover rate	31%		72%		62%		61%	85%		84%

See Footnote Summary on page 47.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$26.95		$26.72		$24.46	$31.40	$26.67		$25.97

Income from investment operations
Investment income, net†	0.02	‡	0.32	‡	0.31 ‡	0.33	0.27		0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.48		0.16		3.03	(7.10)	4.54		2.25

Total from investment operations	0.50		0.48		3.34	(6.77)	4.81		2.49

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.36)		(0.24)	(0.31)	(0.20)		(0.39)
Distributions from net realized gain on investment transactions	0		0		(0.94)	0	0		(1.50)

Total dividends and distributions	(0.30)		(0.36)		(1.18)	(0.31)	(0.20)		(1.89)

Portfolio transaction fee	0.04		0.11		0.10	0.14	0.12		0.10

Net asset value, end of period	$27.19		$26.95		$26.72	$24.46	$31.40		$26.67

Total return (a)(b)	1.99%		2.17%		14.63%	(22.95)%	16.19%		13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,242,933		$1,192,290		$1,239,480	$1,249,690	$1,912,856		$1,949,728
Average net assets (000 omitted)	$1,209,341		$1,198,415		$1,303,241	$1,823,362	$1,928,521		$1,458,886
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.44%	*	1.44%		1.44%	1.45%	1.44%	+	1.48%
Expenses, before waivers/reimbursements	1.49%	*	1.49%		1.49%	1.45%	1.44%	+	1.48%
Net investment income	0.13%	‡*	1.19%	‡	1.19% ‡	1.03%	0.94%	+	1.25%
Portfolio turnover rate	25%		45%		55%	57%	67%		70%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.47	$12.56	$12.49	$12.53	$12.59	$12.40

Income from investment operations
Investment income, net†	0.02	0.07	0.10	0.20	0.22	0.30
Net realized and unrealized gain (loss) on investment transactions	0	(0.09)	0.07	(0.04)	(0.06)	0.20

Total from investment operations	0.02	(0.02)	0.17	0.16	0.16	0.50

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.10)	(0.20)	(0.22)	(0.31)
Distributions from net realized gain on investment transactions	(0.02)	0	0	0	0	0

Total Dividends and Distributions	(0.04)	(0.07)	(0.10)	(0.20)	(0.22)	(0.31)

Net asset value, end of period	$12.45	$12.47	$12.56	$12.49	$12.53	$12.59

Total return (a)	0.19%	(0.18)%	1.34%	1.28%	1.29%	4.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$100,620	$108,414	$132,909	$158,478	$273,147	$235,326
Average net assets (000 omitted)	$104,090	$113,185	$148,340	$200,953	$262,227	$186,124
Ratio to average net assets of:
Expenses	0.66% *	0.66%	0.64%	0.61%	0.61% +	0.63%
Net investment income	0.38% *	0.55%	0.77%	1.61%	1.75% +	2.42%
Portfolio turnover rate	23%	58%	54%	32%	30%	45%

See Footnote Summary on page 47.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.52	$12.58	$12.55	$12.62	$12.68	$12.53

Income from investment operations
Investment income, net†	0.01	0.04	0.06	0.13	0.21	0.34
Net realized and unrealized gain (loss) on investment transactions	0.03	(0.04)	0.04	(0.04)	0.01	0.15

Total from investment operations	0.04	0	0.10	0.09	0.22	0.49

Less dividends and distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.07)	(0.13)	(0.21)	(0.34)
Distributions from net realized gain on investment transactions	(0.04)	(0.02)	0	(0.03)	(0.07)	0

Total dividends and distributions	(0.05)	(0.06)	(0.07)	(0.16)	(0.28)	(0.34)

Net asset value, end of period	$12.51	$12.52	$12.58	$12.55	$12.62	$12.68

Total return (a)	0.37%	0.01%	0.76%	0.74%	1.77%	3.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$50,856	$69,992	$100,149	$121,747	$144,606	$109,040
Average net assets (000 omitted)	$57,300	$83,224	$103,813	$127,326	$127,870	$119,438
Ratio to average net assets of:
Expenses	0.73% *	0.68%	0.67%	0.63%	0.65% +	0.65%
Net investment income	0.23% *	0.33%	0.51%	1.08%	1.66% +	2.68%
Portfolio turnover rate	4%	56%	45%	81%	64%	52%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.61	$12.74	$12.70	$12.69	$12.68		$12.53

Income from investment operations
Investment income, net†	0.02	0.07	0.10	0.17	0.21		0.32
Net realized and unrealized gain (loss) on investment transactions	0.02	(0.07)	0.05	0.01	0.01		0.16

Total from investment operations	0.04	0	0.15	0.18	0.22		0.48

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.10)	(0.16)	(0.21)		(0.33)
Distributions from net realized gain on investment transactions	(0.02)	(0.06)	(0.01)	(0.01)	0		0

Total dividends and distributions	(0.04)	(0.13)	(0.11)	(0.17)	(0.21)		(0.33)

Net asset value, end of period	$12.61	$12.61	$12.74	$12.70	$12.69		$12.68

Total return (a)	0.32%	(0.01)%	1.18%	1.42%	1.75%		3.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$282,356	$273,758	$394,515	$418,586	$591,202		$457,515
Average net assets (000 omitted)	$289,015	$323,922	$437,015	$515,306	$556,818		$368,993
Ratio to average net assets of:
Expenses	0.63% *	0.62%	0.59%	0.62%	0.62%	+	0.62%
Net investment income	0.32% *	0.58%	0.80%	1.31%	1.65%	+	2.55%
Portfolio turnover rate	12%	52%	51%	39%	23%		54%

See Footnote Summary on page 47.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.05		$14.66	$14.42	$14.53	$14.36	$13.61

Income from investment operations:
Investment income, net†	0.18		0.38	0.43	0.44	0.44	0.46
Net realized and unrealized gain (loss) on investment transactions	0		(0.60)	0.24	(0.06)	0.20	0.79

Total from investment operations	0.18		(0.22)	0.67	0.38	0.64	1.25

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.38)	(0.43)	(0.44)	(0.44)	(0.46)
Distributions from net realized gain on investment transactions	0		(0.01)	0	(0.05)	(0.03)	(0.04)

Total dividends and distributions	(0.18)		(0.39)	(0.43)	(0.49)	(0.47)	(0.50)

Net asset value, end of period	$14.05		$14.05	$14.66	$14.42	$14.53	$14.36

Total return (a)	1.30%		(1.52)%	4.69%	2.74%	4.55%	9.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,371,829		$1,345,338	$1,498,388	$1,579,981	$1,745,720	$1,692,410
Average net assets (000 omitted)	$1,341,690		$1,414,589	$1,541,811	$1,652,024	$1,752,608	$1,643,093
Ratio to average net assets of:
Expenses	0.61%	*	0.61%	0.61%	0.61%	0.61% +	0.61%
Net investment income	2.60%	*	2.67%	2.93%	3.09%	3.05% +	3.33%
Portfolio turnover rate	11%		17%	14%	14%	18%	19%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.29		$14.91	$14.62	$14.85	$14.55	$13.96

Income from investment operations:
Investment income, net†	0.17		0.38	0.45	0.46	0.47	0.48
Net realized and unrealized gain (loss) on investment transactions	0.08		(0.62)	0.29	(0.08)	0.34	0.63

Total from investment operations	0.25		(0.24)	0.74	0.38	0.81	1.11

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.38)	(0.45)	(0.46)	(0.47)	(0.48)
Distributions from net realized gain on investment transactions	0		0	0	(0.15)	(0.04)	(0.04)

Total dividends and distributions	(0.17)		(0.38)	(0.45)	(0.61)	(0.51)	(0.52)

Net asset value, end of period	$14.37		$14.29	$14.91	$14.62	$14.85	$14.55

Total return (a)	1.75%		(1.64)%	5.11%	2.70%	5.71%	8.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$922,808		$903,265	$991,764	$1,031,911	$1,103,565	$1,154,961
Average net assets (000 omitted)	$912,182		$951,766	$1,026,677	$1,059,794	$1,163,905	$1,186,613
Ratio to average net assets of:
Expenses	0.64%	*	0.63%	0.63%	0.63%	0.63% +	0.63%
Net investment income	2.36%	*	2.59%	3.03%	3.19%	3.23% +	3.39%
Portfolio turnover rate	7%		23%	15%	14%	33%	14%

See Footnote Summary on page 47.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09
Net asset value, beginning of period	$14.36		$14.92	$14.65	$14.75	$14.53	$13.81

Income from investment operations:
Investment income, net†	0.17		0.38	0.41	0.45	0.45	0.48
Net realized and unrealized gain (loss) on investment transactions	0.02		(0.54)	0.29	(0.03)	0.25	0.73

Total from investment operations	0.19		(0.16)	0.70	0.42	0.70	1.21

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.38)	(0.42)	(0.45)	(0.46)	(0.48)
Distributions from net realized gain on investment transactions	(0	) (c)	(0.02)	(0.01)	(0.07)	(0.02)	(0.01)

Total dividends and distributions	(0.17)		(0.40)	(0.43)	(0.52)	(0.48)	(0.49)

Net asset value, end of period	$14.38		$14.36	$14.92	$14.65	$14.75	$14.53

Total return (a)	1.37%		(1.10)%	4.81%	2.96%	4.90%	8.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,358,707		$4,269,409	$4,684,176	$4,907,931	$5,129,063	$4,942,157
Average net assets (000 omitted)	$4,309,850		$4,465,399	$4,839,804	$4,991,204	$5,176,769	$4,716,436
Ratio to average net assets of:
Expenses	0.56%	*	0.56%	0.56%	0.56%	0.56% +	0.57%
Net investment income	2.42%	*	2.58%	2.79%	3.08%	3.10% +	3.39%
Portfolio turnover rate	8%		19%	16%	18%	21%	12%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13		YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$12.54		$12.73		$12.82	$12.89	$12.70		$12.47

Income from investment operations
Investment income (loss), net†	0	(c)	(0	) (c)	0.02	0.09	0.10		0.24
Net realized and unrealized gain (loss) on investment transactions	0.02		(0.09)		0.05	0.02	0.22		0.25

Total from investment operations	0.02		(0.09)		0.07	0.11	0.32		0.49

Less dividends and distributions:
Dividends from net investment income	(0.04)		(0.07)		(0.07)	(0.13)	(0.13)		(0.26)
Distributions from net realized gain on investment transactions	0		(0.03)		(0.09)	(0.05)	0		0

Total dividends and distributions	(0.04)		(0.10)		(0.16)	(0.18)	(0.13)		(0.26)

Net asset value, end of period	$12.52		$12.54		$12.73	$12.82	$12.89		$12.70

Total return (a)	0.17%		(0.71)%		0.55%	0.87%	2.55%		3.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$46,872		$52,870		$111,263	$130,219	$163,015		$172,741
Average net assets (000 omitted)	$50,468		$82,099		$126,795	$149,555	$175,298		$163,493
Ratio to average net assets of:
Expenses	0.79%	*	0.70%		0.68%	0.64%	0.64%	+	0.63%
Net investment income (loss)	0.01%	*	(0.03)%		0.14%	0.67%	0.81%	+	1.90%
Portfolio turnover rate***	6%		86%		95%	170%	181%		312%

See Footnote Summary on page 47.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$11.74		$11.91	$11.89	$11.92	$11.65		$11.45

Income from investment operations:
Investment income, net†	0.03		0.05	0.06	0.12	0.20		0.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.03		(0.11)	0.06	(0.01)	0.29		0.22

Total from investment operations	0.06		(0.06)	0.12	0.11	0.49		0.57

Less dividends:
Dividends from net investment income	(0.04)		(0.11)	(0.10)	(0.14)	(0.22)		(0.37)

Net asset value, end of period	$11.76		$11.74	$11.91	$11.89	$11.92		$11.65

Total return (a)	0.55%		(0.51)%	1.04%	0.96%	4.29%	**	5.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$354,961		$395,172	$549,979	$629,603	$534,551		$424,137
Average net assets (000 omitted)	$369,194		$467,653	$544,248	$624,052	$481,956		$367,415
Ratio to average net assets of:
Expenses	0.63%	*	0.60%	0.62%	0.60%	0.62%	+	0.63%
Net investment income	0.50%	*	0.39%	0.47%	0.99%	1.69%	+	3.08%
Portfolio turnover rate***	24%		120%	134%	99%	107%		176%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2014 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09
Net asset value, beginning of period	$13.47	$14.24	$14.16	$14.13	$13.18		$12.25

Income from investment operations
Investment income, net†	0.20	0.36	0.36	0.50	0.54		0.60
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.11	(0.61)	0.40	0.18	0.97		1.07
Contributions from Adviser	0	0 (c)	0.01	0	0		0

Total from investment operations	0.31	(0.25)	0.77	0.68	1.51		1.67

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.41)	(0.38)	(0.50)	(0.56)		(0.62)
Distributions from net realized gain on investment transactions	(0.03)	(0.11)	(0.31)	(0.15)	0		(0.12)

Total dividends and distributions	(0.22)	(0.52)	(0.69)	(0.65)	(0.56)		(0.74)

Net asset value, end of period	$13.56	$13.47	$14.24	$14.16	$14.13		$13.18

Total return (a)	2.35%	(1.82)% **	5.65% #	5.09%	11.68%		14.41% **

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,860,233	$3,966,383	$4,821,926	$5,159,683	$5,375,563		$5,007,391
Average net assets (000 omitted)	$3,892,167	$4,405,415	$4,944,151	$5,261,269	$5,305,650		$4,463,855
Ratio to average net assets of:
Expenses	0.58% *	0.57%	0.57%	0.56%	0.56%	+	0.57%
Net investment income	2.95% *	2.57%	2.56%	3.55%	3.99%	+	4.96%
Portfolio turnover rate***	114%	200%	154%	110%	90%		82%

See Footnote Summary on page 47.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

*	Annualized.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013 by 0.01% and 0.02%, respectively, the Intermediate Duration Portfolio for the years ended September 30, 2013 and September 30, 2009 by 0.01% and 0.01%, respectively, and of the Short Duration Plus Portfolio for the year ended September 30, 2010 by 0.01%.
***	The Portfolio accounts for dollar roll transactions as purchases and sales.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.10% for the year ended September 30, 2012.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the six months ended March 31, 2014 and the years ending September 30, 2013, September 30, 2012, September 30, 2011, September 30, 2010 and September 30, 2009, without taking into account these transaction fees would have been (0.03)%, 0.14%, 12.34%, (21.38)%, 18.55% and 15.85%, respectively.
(c)	Amount is less than $.005.

See Notes to Financial Statements.

2014 Semi-Annual Report	47

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class*, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class*, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class*

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class*
Short Duration California Municipal	Short Duration California Municipal Class*
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C*
California Municipal	Municipal Class, Class A, Class B and Class C*
Diversified Municipal	Municipal Class, Class A, Class B and Class C*

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class*
Short Duration Plus	Short Duration Plus Class*, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class*

*	Bernstein Class

OVERLAY PORTFOLIOS
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios, Intermediate Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

48	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

2014 Semi-Annual Report	49

Notes to Financial Statements (continued)

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2014:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$17,660,742	$344,784,270	$0	$362,445,012
Consumer Discretionary	63,466,994	258,859,784	0	322,326,778
Industrials	2,823,577	209,945,568	0	212,769,145
Consumer Staples	19,976,152	168,555,503	0	188,531,655

50	Sanford C. Bernstein Fund, Inc.

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Health Care	$643,081	$133,910,287		$0	$134,553,368
Telecommunication Services	10,048,381	88,743,024		0	98,791,405
Materials	5,465,158	88,716,963		0	94,182,121
Information Technology	2,165,999	75,835,337		0	78,001,336
Energy	5,292,122	48,645,718		0	53,937,840
Utilities	8,094,991	20,174,981		0	28,269,972
Warrants	1,060,196	32,251,258		0	33,311,454
Short-Term Investments	0	12,808,299		0	12,808,299
Total Investments in Securities	136,697,393	1,483,230,992	+	0	1,619,928,385
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	0	1,098,147		0	1,098,147
Liabilities:
Forward Currency Exchange Contracts	0	(4,478,000)		0	(4,478,000)
Total (a)**	$136,697,393	$1,479,851,139		$0	$1,616,548,532

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$41,671,334	$833,106,533		$0	$874,777,867
Consumer Discretionary	154,072,823	640,843,324		0	794,916,147
Industrials	6,564,613	525,265,266		0	531,829,879
Consumer Staples	48,469,702	407,053,286		0	455,522,988
Health Care	1,523,879	324,208,392		0	325,732,271
Telecommunication Services	24,514,319	205,383,392		0	229,897,711
Materials	13,220,399	206,578,448		0	219,798,847
Information Technology	6,999,399	188,419,578		0	195,418,977
Energy	12,428,583	119,505,422		0	131,934,005
Utilities	19,071,541	48,854,136		0	67,925,677
Warrants	2,445,304	68,626,415		0	71,071,719
Short-Term Investments	0	7,257,752		0	7,257,752
Total Investments in Securities	330,981,896	3,575,101,944	+	0	3,906,083,840
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts	0	16,411,675		0	16,411,675
Liabilities:
Forward Currency Exchange Contracts	0	(14,667,505)		0	(14,667,505)
Total (b)**	$330,981,896	$3,576,846,114		$0	$3,907,828,010

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$96,855,218	$255,537,952		$0	$352,393,170
Information Technology	8,514,624	232,933,482		0	241,448,106
Consumer Discretionary	67,863,137	113,333,537		0	181,196,674

2014 Semi-Annual Report	51

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Consumer Staples	$19,566,441	$94,487,272		$0		$114,053,713
Energy	65,217,981	39,058,444		0		104,276,425
Industrials	14,949,323	44,402,762		0		59,352,085
Materials	15,564,529	43,242,222		106		58,806,857
Health Care	6,462,427	25,711,001		0		32,173,428
Telecommunication Services	0	25,118,941		0		25,118,941
Utilities	20,483,397	3,218,230		0		23,701,627
Warrants	491,233	12,210,537		0		12,701,770
Corporates—Non-Investment Grades	0	0		229		229
Short-Term Investments	0	32,380,709		0		32,380,709
Total Investments in Securities	315,968,310	921,635,089	+	335		1,237,603,734
Other Financial Instruments*	0	0		0		0
Total(c)**	$315,968,310	$921,635,089		$335		$1,237,603,734

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$94,633,478		$1,025,986	^	$95,659,464
Corporates—Investment Grades	0	3,795,861		0		3,795,861
Short-Term Investments	0	4,595,586		0		4,595,586
Total Investments in Securities	0	103,024,925		1,025,986		104,050,911
Other Financial Instruments*	0	0		0		0
Total++	$0	$103,024,925		$1,025,986		$104,050,911

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$47,753,813		$674,769	^	$48,428,582
Corporates—Investment Grades	0	1,407,185		0		1,407,185
Short-Term Investments	0	513,612		0		513,612
Total Investments in Securities	0	49,674,610		674,769		50,349,379
Other Financial Instruments*	0	0		0		0
Total++	$0	$49,674,610		$674,769		$50,349,379

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$258,736,748		$2,055,266	^	$260,792,014
Corporates—Investment Grades	0	14,334,643		0		14,334,643
Short-Term Investments	0	3,242,485		0		3,242,485
Total Investments in Securities	0	276,313,876		2,055,266		278,369,142
Other Financial Instruments*	0	0		0		0
Total++	$0	$276,313,876		$2,055,266		$278,369,142

52	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,556,659,245	$12,096,383	^	$1,568,755,628
Corporates—Investment Grades	0	10,182,730	0		10,182,730
Short-Term Investments	0	66,457,987	0		66,457,987
Total Investments in Securities	0	1,633,299,962	12,096,383		1,645,396,345
Other Financial Instruments*	0	0	0		0
Total ++	$0	$1,633,299,962	$12,096,383		$1,645,396,345

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$991,472,179	$11,124,809	^	$1,002,596,988
Short-Term Municipal Notes	0	16,400,000	0		16,400,000
Corporates—Investment Grades	0	34,470,434	0		34,470,434
Short-Term Investments	0	5,840,877	0		5,840,877
Total Investments in Securities	0	1,048,183,490	11,124,809		1,059,308,299
Other Financial Instruments*	0	0	0		0
Total++	$0	$1,048,183,490	$11,124,809		$1,059,308,299

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,153,097,953	$38,479,154	^	$5,191,577,107
Corporates—Investment Grades	0	329,017,321	0		329,017,321
U.S. Treasuries	0	259,614,160	0		259,614,160
Short-Term Investments	0	160,125,695	0		160,125,695
Total Investments in Securities	0	5,901,855,129	38,479,154		5,940,334,283
Other Financial Instruments*	0	0	0		0
Total++	$0	$5,901,855,129	$38,479,154		$5,940,334,283

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$19,626,028	$0		$19,626,028
Mortgage Pass-Throughs	0	12,129,949	0		12,129,949
Collateralized Mortgage Obligations	0	6,625,926	0		6,625,926
Commercial Mortgage-Backed Securities	0	1,855,139	0		1,855,139
Short-Term Investments	0	6,354,574	0		6,354,574
Total Investments in Securities	0	46,591,616	0		46,591,616
Other Financial Instruments* :
Assets:
Futures	17,886	0	0		17,886	#
Liabilities:
Futures	(23,765)	0	0		(23,765	)#
Total ++	$(5,879)	$46,591,616	$0		$46,585,737

2014 Semi-Annual Report	53

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Governments—Treasuries	$0	$99,179,684	$0		$99,179,684
Commercial Mortgage-Backed Securities	0	78,910,332	2,768,519		81,678,851
Corporates—Investment Grades	0	77,050,879	0		77,050,879
Asset-Backed Securities	0	61,982,316	9,004,847	^	70,987,163
Mortgage Pass-Throughs	0	63,976,550	0		63,976,550
Collateralized Mortgage Obligations	0	17,913,231	2,548,290		20,461,521
Inflation-Linked Securities	0	9,783,388	0		9,783,388
Governments—Sovereign Agencies	0	3,421,301	0		3,421,301
Covered Bonds	0	1,831,430	0		1,831,430
Total Investments in Securities	0	414,049,111	14,321,656		428,370,767
Other Financial Instruments* :
Assets:
Futures	210,870	0	0		210,870	#
Forward Currency Exchange Contracts	0	4,066	0		4,066
Liabilities:
Futures	(128,628)	0	0		(128,628	)#
Forward Currency Exchange Contracts	0	(307,986)	0		(307,986)
Total++	$82,242	$413,745,191	$14,321,656		$428,149,089

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Corporates—Investment Grades	$0	$843,259,035	$0		$843,259,035
Mortgage Pass-Throughs	0	825,174,786	0		825,174,786
Governments—Treasuries	0	668,359,254	0		668,359,254
Asset-Backed Securities	0	547,555,042	59,058,567		606,613,609
Commercial Mortgage-Backed Securities	0	408,628,876	25,504,507		434,133,383
Agencies	0	184,990,520	0		184,990,520
Corporates—Non-Investment Grades	0	98,943,329	0		98,943,329
Quasi-Sovereigns	0	82,715,755	0		82,715,755
Inflation-Linked Securities	0	80,089,929	0		80,089,929
Collateralized Mortgage Obligations	0	1,436,259	61,808,002		63,244,261
Governments—Sovereign Bonds	0	21,527,015	0		21,527,015
Preferred Stocks	21,157,474	0	0		21,157,474
Local Governments—Municipal Bonds	0	11,904,052	0		11,904,052
Emerging Markets—Corporate Bonds	0	8,660,471	0		8,660,471
Governments—Sovereign Agencies	0	4,546,679	0		4,546,679
Short-Term Investments:
Time Deposit	0	389,152,881	0		389,152,881
Governments—Treasuries	0	111,703,587	0		111,703,587
Total Investments in Securities	21,157,474	4,288,647,470	146,371,076		4,456,176,020

54	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments* :
Assets:
Futures	$108,659	$0	$0	$108,659	#
Forward Currency Exchange Contracts	0	1,822,181	0	1,822,181
Centrally Cleared Interest Rate Swaps	0	499,633	0	499,633	#
Credit Default Swaps	0	546,588	0	546,588
Interest Rate Swaps	0	1,873,862	0	1,873,862
Liabilities:
Futures	(479,645)	0	0	(479,645	)#
Forward Currency Exchange Contracts	0	(4,528,181)	0	(4,528,181)
Centrally Cleared Credit Default Swaps	0	(86,696)	0	(86,696	)#
Centrally Cleared Interest Rate Swaps	0	(786,339)	0	(786,339	)#
Interest Rate Swaps	0	(262,524)	0	(262,524)
Total++	$20,786,488	$4,287,725,994	$146,371,076	$4,454,883,558

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the schedule of investments.

(a)	An amount of $34,146,573 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $78,406,757 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(c)	An amount of $7,246,839 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period and an amount of $6,054,760 was transferred from Level 1 to Level 2 due to decrease in trading volume during the reporting period.

**	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/13	$23,055,999	$1,525,585	$24,581,584
Accrued discounts/(premiums)	0	1,371	1,371
Realized gain (loss)	(287,441)	(9,561)	(297,002)
Change in unrealized appreciation/depreciation	216,382	495	216,877

2014 Semi-Annual Report	55

Notes to Financial Statements (continued)

INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Purchases	$0	$0	$0
Sales	(499,899)	(1,517,890)	(2,017,789)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(22,485,041)	0	(22,485,041)+

Balance as of 3/31/14	$0	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$0	$0

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/13	$54,991,794	$3,521,519	$58,513,313
Accrued discounts/(premiums)	0	3,164	3,164
Realized gain (loss)	(660,062)	(22,069)	(682,131)
Change in unrealized appreciation/depreciation	497,114	1,143	498,257
Purchases	0	0	0
Sales	(1,146,338)	(3,503,757)	(4,650,095)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(53,682,508)	0	(53,682,508)++

Balance as of 3/31/14	$0	$0	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$0	$0
EMERGING MARKETS PORTFOLIO	COMMON STOCKS	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/13	$106	$10,126,291	$705,711	$10,832,108
Accrued discounts/(premiums)	0	0	634	634
Realized gain (loss)	0	0	(4,423)	(4,423)
Change in unrealized appreciation/depreciation	0	0	459	459
Purchases	0	0	0	0
Sales	0	0	(702,152)	(702,152)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	(10,126,291)	0	(10,126,291)

Balance as of 3/31/14	$106	$0	$229	$335 +++

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$0	$229	$229

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$3,334,272	$3,334,272
Accrued discounts/(premiums)	(3,073)	(3,073)
Realized gain (loss)	2,152	2,152
Change in unrealized appreciation/depreciation	(132,365)	(132,365)
Purchases	0	0

56	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Sales	$(2,175,000)	$(2,175,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$1,025,986	$1,025,986

Net change in unrealized appreciation/depreciationfrom Investments held as of 3/31/14*	$(115,404)	$(115,404)

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$757,719	$757,719
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(82,951)	(82,951)
Purchases	0	0
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$674,768	$674,768

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(82,951)	$(82,951)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$4,207,175	$4,207,175
Accrued discounts/(premiums)	(10,349)	(10,349)
Realized gain (loss)	2,865	2,865
Change in unrealized appreciation/depreciation	(94,425)	(94,425)
Purchases	0	0
Sales	(2,050,000)	(2,050,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$2,055,266	$2,055,266

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(71,129)	$(71,129)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$16,877,887	$16,877,887
Accrued discounts/(premiums)	591	591
Realized gain (loss)	(297,057)	(297,057)
Change in unrealized appreciation/depreciation	(1,582,244)	(1,582,244)
Purchases	0	0
Sales	(2,646,514)	(2,646,514)

2014 Semi-Annual Report	57

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Transfers in to Level 3	$0	$0
Transfers out of Level 3	(256,280)	(256,280)

Balance as of 3/31/14	$12,096,383	$12,096,383 +++

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(1,571,790)	$(1,571,790)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS ^	TOTAL
Balance as of 9/30/13	$9,545,624	$9,545,624
Accrued discounts/(premiums)	83,068	83,068
Realized gain (loss)	(785,964)	(785,964)
Change in unrealized appreciation/depreciation	857,117	857,117
Purchases	2,925,000	2,925,000
Sales	(1,500,036)	(1,500,036)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$11,124,809	$11,124,809

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$687,517	$687,517

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS^	TOTAL
Balance as of 9/30/13	$68,088,102	$68,088,102
Accrued discounts/(premiums)	7,067	7,067
Realized gain (loss)	(1,496,286)	(1,496,286)
Change in unrealized appreciation/depreciation	1,558,874	1,558,874
Purchases	0	0
Sales	(6,848,338)	(6,848,338)
Transfers in to Level 3	0	0
Transfers out of Level 3	(22,830,265)	(22,830,265)

Balance as of 3/31/14	$38,479,154	$38,479,154 +++

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$1,106,704	$1,106,704

SHORT DURATION PLUS PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES^	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/13	$2,871,907	$7,626,080	$2,796,210	$13,294,197
Accrued discounts/(premiums)	(5)	1,629	(653)	971
Realized gain (loss)	0	(15,002)	31,879	16,877

58	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	COMMERCIAL MORTGAGE- BACKED SECURITIES	ASSET- BACKED SECURITIES^	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Change in unrealized appreciation/depreciation	$53,376	$(45,635)	$9,997	$17,738
Purchases	0	6,334,423	3,610,011	9,944,434
Sales	(156,759)	(4,896,648)	(3,899,154)	(8,952,561)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/14	$2,768,519	$9,004,847	$2,548,290	$14,321,656

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$53,376	$(55,828)	$9,997	$7,545

INTERMEDIATE DURATION PORTFOLIO	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	LOCAL - GOVERNMENTS MUNICIPAL BONDS
Balance as of 9/30/13	$39,126,805	$36,169,887	$38,185,365	$4,249,199
Accrued discounts/(premiums)	63,545	(24,834)	188,190	(2,794)
Realized gain (loss)	119,294	263,932	149,020	173,859
Change in unrealized appreciation/depreciation	609,298	119,225	1,978,740	(67,253)
Purchases	31,901,338	0	23,757,190	0
Sales	(12,761,713)	(11,023,703)	(2,450,503)	(4,353,011)
Transfers in to Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/14	$59,058,567	$25,504,507	$61,808,002	$0

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$609,343	$375,176	$1,978,740	$0

	BANK LOANS	TOTAL
Balance as of 9/30/13	$1,665,000	$119,396,256
Accrued discounts/(premiums)	0	224,107
Realized gain (loss)	(91,236)	614,869
Change in unrealized appreciation/depreciation	394,161	3,034,171
Purchases	0	55,658,528
Sales	(1,967,925)	(32,556,855)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$0	$146,371,076

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$2,963,259

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	An amount of $22,485,041 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor during the reporting period.

++	An amount of $53,682,508 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor during the reporting period.

+++	There were de minimis transfers under 1% of net assets during the reporting period.

2014 Semi-Annual Report	59

Notes to Financial Statements (continued)

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$952,964	Third Party Vendor	Evaluated Quotes	$5.00-107.52/$86.67
	$73,021	Cash Flow Projection Rate	Underlying’s Current Interest Rate	$54.09/N/A
	$1	Qualitative Assessment		$0.00/N/A

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$617,974	Third Party Vendor	Evaluated Quotes	$5.00-102.47/$81.63
	$56,795	Cash Flow Projection Rate	Underlying’s Current Interest Rate	$54.09/N/A
	$0	Qualitative Assessment		$0.00/N/A

CALIFORNIA MUNICIPAL PORTFOLIO

	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$11,052,528	Third Party Vendor	Evaluated Quotes	$40.00-$100.00/$91.36
	$72,277	Cash Flow Projection	Projected Sales Proceeds and Cash Distribution	$46.63/N/A
	$4	Qualitative Assessment		$0.00/N/A

SHORT DURATION PLUS PORTFOLIO

	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Commercial Mortgage-Backed Securities	$2,768,519	Third Party Vendor	Evaluated Quotes	$97.14-$99.21/$98.62
Asset-Backed Securities	$7,662,468	Third Party Vendor	Evaluated Quotes	$90.47-$102.10/$98.74
	$1,342,379	Qualitative Assessment	Transaction Price	$90.46/N/A
	$0	Qualitative Assessment		$0.00/N/A
Collateralized Mortgage Obligations	$2,548,290	Third Party Vendor	Evaluated Quotes	$80.00-$99.83/$89.69

60	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Asset-Backed Securities	$46,114,198	Third Party Vendor	Evaluated Quotes	$69.69-$102.10/$96.03
	$12,944,369	Qualitative Assessment	Transaction Price	$90.46/N/A
Commercial Mortgage-Backed Securities	$25,504,507	Third Party Vendor	Evaluated Quotes	$99.58-$111.55/$105.93
Collateralized Mortgage Obligations	$61,808,002	Third Party Vendor	Evaluated Quotes	$61.37-$106.34/$90.05

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may

2014 Semi-Annual Report	61

Notes to Financial Statements (continued)

involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2014, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of

62	Sanford C. Bernstein Fund, Inc.

changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

	FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%
			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration		0.500%	0.450%	0.400%	0.350%	0.300%

2014 Semi-Annual Report	63

Notes to Financial Statements (continued)

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective average net assets of the Portfolios, effective November 1, 2011. For the period ending March 31, 2014, such waivers amounted to $411,662, $956,758 and $301,507, respectively.

During the year ended September 30, 2013, the Adviser reimbursed the Intermediate Duration Portfolio $725 for trading losses incurred due to trade entry errors.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2014, the compensation retained by ABIS amounted to: International Portfolio, $1,409; Tax-Managed International Portfolio, $222; New York Municipal Portfolio, $16,457; California Municipal Portfolio, $9,013; Diversified Municipal Portfolio, $131,007; and Short Duration Plus Portfolio, $13,615.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the International and Tax-Managed International Portfolios. For the six months ended March 31, 2014, such fees amounted to $26,408 and $5,029, respectively.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit such fees to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2014, such waiver amounted to $54,253. For the period February 1, 2011 through March 31, 2012, the Retail Distributor voluntarily waived 0.10 of

64	Sanford C. Bernstein Fund, Inc.

1% to limit such fees to 0.90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$197,225	$225,774	$744,701	$507,073	$457,538	$18,867
Class C	1,445,238	1,235,082	2,129,731	1,232,188	2,739,887	961,706

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax- Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2014, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$399	$46	$292	$61
Tax-Managed International	20	0	0	0
New York Municipal	0	10,265	0	6,723
California Municipal	0	3,465	0	2,513
Diversified Municipal	99	60,266	0	20,082
Short Duration Plus	374	5	34	473

2014 Semi-Annual Report	65

Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2014 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,031,850	$0	$0
Tax-Managed International	2,362,906	0	0
Emerging Markets	865,102	0	0
U.S. Government Short Duration	950	0	0
Short Duration Plus	7,386	0	0
Intermediate Duration	7,749	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the six months ended March 31, 2014.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$575,559,574	$0	$622,851,666	$0
Tax-Managed International	1,184,569,924	0	1,222,105,791	0
Emerging Markets	313,476,581	0	296,747,877	0
Short Duration New York Municipal	16,301,540	7,503,809	19,480,499	8,502,287
Short Duration California Municipal	2,213,901	0	20,302,683	0
Short Duration Diversified Municipal	60,055,261	0	31,592,423	0
New York Municipal	171,547,046	0	176,129,907	0
California Municipal	113,491,858	0	74,073,310	0
Diversified Municipal	689,428,193	260,325,000	412,809,313	0
U.S. Government Short Duration	0	2,687,476	0	12,794,572
Short Duration Plus	66,245,332	55,873,210	61,934,957	40,738,619
Intermediate Duration	393,591,369	4,107,931,674	418,674,725	4,075,713,582

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$278,843,902	$(34,772,477)	$244,071,425
Tax-Managed International	743,780,331	(95,824,776)	647,955,555
Emerging Markets	173,949,092	(110,006,776)	63,942,316

66	Sanford C. Bernstein Fund, Inc.

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Short Duration New York Municipal	$423,869	$(1,257,843)	$(833,974)
Short Duration California Municipal	224,602	(760,842)	(536,240)
Short Duration Diversified Municipal	1,489,314	(1,793,913)	(304,599)
New York Municipal	66,307,197	(29,824,563)	36,482,634
California Municipal	48,413,203	(15,963,992)	32,449,211
Diversified Municipal	213,798,398	(60,882,864)	152,915,534
U.S. Government Short Duration	271,236	(119,164)	152,072
Short Duration Plus	1,768,187	(2,325,252)	(557,065)
Intermediate Duration	127,071,769	(22,448,497)	104,623,272

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the International, Intermediate Duration, U.S. Government Short Duration and Short Duration Plus Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of

2014 Semi-Annual Report	67

Notes to Financial Statements (continued)

open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2014, the Short Duration Plus and Intermediate Duration Portfolios held forward currency exchange contracts for hedging purposes. The International and Tax-Managed International Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/

68	Sanford C. Bernstein Fund, Inc.

counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2014, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the six months ended March 31, 2014, the Intermediate Duration Portfolio held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

2014 Semi-Annual Report	69

Notes to Financial Statements (continued)

At March 31, 2014, the Intermediate Duration Portfolio had Sale Contracts outstanding with a Maximum Payout Amount aggregating $12,540,000, with net unrealized appreciation/depreciation of $546,588 and a term of less than 5 years, as reflected in the schedule of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2014, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal and U.S. Government Short Duration Portfolios did not have OTC derivatives with contingent features in net liability positions. As of March 31, 2014, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
International	$3,991,675	$0	$3,991,675
Tax-Managed International	11,722,842	0	11,722,842
Short Duration Plus	304,450	0	304,450
Intermediate Duration	3,411,556	(1,795,151)	1,763,902

If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2014, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,098,147	Unrealized depreciation of forward currency exchange contracts	$4,478,000
Total		$1,098,147		$4,478,000

70	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$405,879	$0
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,846,691	(5,357,215)
Total		$3,252,570	$(5,357,215)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$16,411,675	Unrealized depreciation of forward currency exchange contracts	$14,667,505
Total		$16,411,675		$14,667,505

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$9,557,362	$(12,926,736)
Total		$9,557,362	$(12,926,736)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$17,886	*	Margin due from/owed to broker on futures	$23,765	*
Total		$17,886			$23,765

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

2014 Semi-Annual Report	71

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(27,485)	$28,145
Total		$(27,485)	$28,145

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$210,870	*	Margin due from/owed to broker on futures	$128,628	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,066		Unrealized depreciation of forward currency exchange contracts	307,986
Total		$214,936			$436,614

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(680,014)	$713,465
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	6,524	(290,187)
Total		$(673,490)	$423,278

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$108,659	*	Margin due from/owed to broker on futures	$479,645	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,822,181		Unrealized depreciation of forward currency exchange contracts	4,528,181

72	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Unrealized appreciation on interest rate swaps	$1,873,862		Unrealized depreciation on interest rate swaps	$262,524
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	499,633	*	Margin due from/owed to broker on centrally cleared interest rate swaps	786,339	*
Credit contracts	Unrealized appreciation on credit default swaps	546,588
Credit contracts				Margin due from/owed to broker on centrally cleared credit default swaps	86,696	*
Total		$4,850,923			$6,143,385

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,621,102	$(2,181,591)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(68,325)	(1,188,267)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,260,653	(2,756,517)
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,907,247)	(83,173)
Total		$906,183	$(6,209,548)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended March 31, 2014:

INTERNATIONAL PORTFOLIO
Futures:
Average original value of buy contracts	$13,143,284	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$489,565,837
Average principal amount of sale contracts	$486,353,761

(a)	Positions were open for three months during the period.

2014 Semi-Annual Report	73

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,215,314,801
Average principal amount of sale contracts	$1,198,805,752

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$20,710,858
Average original value of sale contracts	$4,598,963

SHORT DURATION PLUS PORTFOLIO
Futures:
Average original value of buy contracts	$116,373,912
Average original value of sale contracts	$59,938,822
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,857,150
Average principal amount of sale contracts	$6,483,478	(a)

(a)	Positions were open for five months during the period.

INTERMEDIATE DURATION PORTFOLIO
Futures:
Average original value of buy contracts	$119,756,980
Average original value of sale contracts	$19,858,620
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$9,879,190	(a)
Average principal amount of sale contracts	$198,857,918
Interest Rate Swaps:
Average notional amount	$107,220,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$191,109,692
Credit Default Swaps:
Average notional amount of sale contracts	$12,540,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$78,415,000

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2014:

INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
BNP Paribas SA	$594,126	$(299,167)	$0	$294,959
Deutsche Bank AG	313,509	0	0	313,509
Morgan Stanley & Co., Inc.	190,512	(187,158)	0	3,354

Total	$1,098,147	$(486,325)	$0	$611,822

74	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$1,251,860	$0	$0	$1,251,860
BNP Paribas SA	299,167	(299,167)	0	0
Credit Suisse International	317,907	0	0	317,907
Goldman Sachs Bank USA	385,099	0	0	385,099
Morgan Stanley & Co., Inc.	187,158	(187,158)	0	0
Royal Bank of Canada	21,899	0	0	21,899
Standard Chartered Bank	1,394,494	0	0	1,394,494
State Street Bank & Trust Co.	562,333	0	0	562,333
UBS AG	58,083	0	0	58,083

Total	$4,478,000	$(486,325)	$0	$3,991,675

TAX-MANAGED INTERNATIONAL PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$2,457,123	$(196,085)	$0	$2,261,038
BNP Paribas SA	663,648	(663,648)	0	0
Citibank, NA	622,717	(101,740)	0	520,977
Credit Suisse International	3,669,270	(750,136)	0	2,919,134
Goldman Sachs Bank USA	1,466,021	(335,116)	0	1,130,905
Morgan Stanley & Co., Inc.	7,243,528	(608,570)	0	6,634,958
Standard Chartered Bank	289,368	(289,368)	0	0

Total	$16,411,675	$(2,944,663)	$0	$13,467,012

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$196,085	$(196,085)	$0	$0
BNP Paribas SA	5,667,478	(663,648)	0	5,003,830
Citibank, NA	101,740	(101,740)	0	0
Credit Suisse International	750,136	(750,136)	0	0
Goldman Sachs Bank USA	335,116	(335,116)	0	0
Morgan Stanley & Co., Inc.	608,570	(608,570)	0	0
Royal Bank of Canada	2,553,015	0	0	2,553,015
Royal Bank of Scotland PLC	712,388	0	0	712,388
Standard Chartered Bank	3,255,572	(289,368)	0	2,966,204
State Street Bank & Trust Co.	352,865	0	0	352,865
UBS AG	134,540	0	0	134,540

Total	$14,667,505	$(2,944,663)	$0	$11,722,842

2014 Semi-Annual Report	75

Notes to Financial Statements (continued)

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Goldman Sachs Co.*	$9,223	$0	$0	$9,223

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

SHORT DURATION PLUS PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Citibank, NA	$78	$0	$0	$78
Exchange-Traded Goldman Sachs Co.*	31,028	0	0	31,028
JPMorgan Chase Bank	452	0	0	452
UBS AG	3,536	(3,536)	0	0

Total	$35,094	$(3,536)	$0	$31,558

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
BNP Paribas SA	$6,964	$0	$0	$6,964
UBS AG	301,022	(3,536)	0	297,486

Total	$307,986	$(3,536)	$0	$304,450

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

INTERMEDIATE DURATION PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED		SECURITIES COLLATERAL RECEIVED		NET AMOUNT OF DERIVATIVES ASSETS
Barclays Bank PLC	$554,098	$0	$(310,000)		$0		$244,098
Credit Suisse International	240,131	(19,434)	0		(220,697	) **	0
Goldman Sachs Bank USA	63,199	(63,199)	0		0		0
HSBC Bank USA	1,006,205	(866,056)	0		0		140,149
JPMorgan Chase Bank	1,873,862	(262,524)	(1,611,338	) **	0		0
Exchange-Traded Morgan Stanley & Co., LLC*	330,707	(69,042)	0		0		261,665
Royal Bank of Canada	24,710	0	0		0		24,710
State Street Bank & Trust Co.	134,554	(134,554)	0		0		0
UBS AG	39,415	(33,382)	0		0		6,033

Total	$4,266,881	$(1,448,191)	$(1,921,338)		$(220,697)		$676,655

76	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED		SECURITIES COLLATERAL PLEDGED		NET AMOUNT OF DERIVATIVES LIABILITIES
BNP Paribas SA	$59,188	$0	$0		$0		$59,188
Credit Suisse International	19,434	(19,434)	0		0		0
Exchange-Traded Goldman Sachs Co.*	35,594	0	0		0		35,594
Goldman Sachs Bank USA	1,710,853	(63,199)	0		(1,647,654	) **	0
HSBC Bank USA	866,056	(866,056)	0		0		0
JPMorgan Chase Bank	262,524	(262,524)	0		0		0
Exchange-Traded Morgan Stanley & Co., LLC*	69,042	(69,042)			0		0
Exchange-Traded Newedge USA, LLC*	16,875	0	(16,875	) **	0		0
State Street Bank & Trust Co.	1,839,268	(134,554)	0		0		1,704,714
UBS AG	33,382	(33,382)	0		0		0

Total	$4,912,216	$(1,448,191)	$(16,875)		(1,647,654)		$1,799,496

*	In addition to the amounts reflected abouve, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Short Duration Plus and Intermediate Duration Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2014, the Intermediate Duration Portfolio earned drop income of $9,968,692, which is included in interest income in the accompanying statement of operations. For the six months ended March 31, 2014, the U.S. Government Short Duration and Short Duration Plus Portfolios had no transactions in dollar rolls.

2014 Semi-Annual Report	77

Notes to Financial Statements (continued)

E.	Reverse Repurchase Agreements

The Intermediate Duration Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2014, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $8,180,947 and the daily weighted average interest rate was (0.40)%. At March 31, 2014, the Intermediate Duration Portfolio had reverse repurchase agreements outstanding in the amount of $12,518,865 as reported on the statement of assets and liabilities. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

The following table presents the Intermediate Duration Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of March 31, 2014:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO MA	ASSETS AVAILABLE FOR OFFSET	SECURITIES COLLATERAL PLEDGED†		NET AMOUNT OF RVP LIABILITIES
Barclays Capital, Inc.	$7,789,918	$0	$(7,789,918	)*	$0
Credit Suisse Securities (USA) LLC	1,041,344	0	(1,041,344	)*	0
JPMorgan Chase	3,687,603	0	(3,687,603	)*	0

Total	$12,518,865	$0	$(12,518,865)		$0

†	Including accrued interest.
*	The actual collateral pledged is more than the amount reported due to overcollateralization.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

PORTFOLIO	2013	2012
International
Distributions paid from:
Ordinary income	$28,680,557	$30,720,671

Total distributions paid	$28,680,557	$30,720,671

Tax-Managed International
Distributions paid from:
Ordinary income	$72,321,647	$81,441,475

Total distributions paid	$72,321,647	$81,441,475

Emerging Markets
Distributions paid from:
Ordinary income	$16,127,410	$11,926,273
Long-term capital gains	0	46,407,518

Total distributions paid	$16,127,410	$58,333,791

78	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2013	2012
Short Duration New York Municipal
Distributions paid from:
Ordinary income	$156,542	$155,231

Total taxable distributions paid	156,542	155,231
Tax exempt distributions	461,698	995,449

Total distributions paid	$618,240	$1,150,680

Short Duration California Municipal
Distributions paid from:
Ordinary income	$39,743	$22,609
Long-term capital gains	135,845	21,074

Total taxable distributions	175,588	43,683
Tax exempt distributions	233,135	498,442

Total distributions paid	$408,723	$542,125

Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$344,862	$404,633
Long-term capital gains	1,460,457	157,164

Total taxable distributions paid	1,805,319	561,797
Tax exempt distributions	1,575,284	3,218,766

Total distributions paid	$3,380,603	$3,780,563

New York Municipal
Distributions paid from:
Ordinary income	$278,751	$181,258
Long-term capital gains	865,321	0

Total taxable distributions paid	1,144,072	181,258
Tax exempt distributions	45,181,371	52,150,638

Total distributions paid	$46,325,443	$52,331,896

California Municipal
Distributions paid from:
Ordinary income	$614,296	$410,006
Long-term capital gains	0	0
Total taxable distributions paid	614,296	410,006
Tax exempt distributions	27,540,947	33,549,830

Total distributions paid	$28,155,243	$33,959,836

Diversified Municipal
Distributions paid from:
Ordinary income	$4,007,496	$5,729,615
Long-term capital gains	7,044,760	1,894,314

Total taxable distributions paid	11,052,256	7,623,929
Tax exempt distributions	133,842,222	151,441,700

Total distributions paid	$144,894,478	$159,065,629

2014 Semi-Annual Report	79

Notes to Financial Statements (continued)

PORTFOLIO	2013	2012
U.S. Government Short Duration
Distributions paid from:
Ordinary income	$485,378	$856,955
Long-term capital gains	268,428	752,772

Total distributions paid	$753,806	$1,609,727

Short Duration Plus
Distributions paid from:
Ordinary income	$4,709,889	$5,042,813

Total distributions paid	$4,709,889	$5,042,813

Intermediate Duration
Distributions paid from:
Ordinary income	$163,595,747	$156,044,451
Long-term capital gains	1,961,283	88,195,671

Total distributions paid	$165,557,030	$244,240,122

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES (b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$28,990,696	$0	$(1,155,032,005)	$220,433,592	$(905,607,717)
Tax-Managed International	75,596,414	0	(2,318,542,337)	599,062,830	(1,643,883,093)
Emerging Markets	13,173,367	0	(29,465,542)	38,127,055	21,834,880
Short Duration New York Municipal	23,438	164,723	0	(1,082,726)	(894,565)
Short Duration California Municipal	15,845	166,002	0	(616,842)	(434,995)
Short Duration Diversified Municipal	72,713	437,449	0	(939,681)	(429,519)
New York Municipal	1,077,312	0	(30,561)	39,085,340	40,132,091
California Municipal	349,157	0	(3,251,922)	23,680,754	20,777,989
Diversified Municipal	3,205,773	160,569	0	141,555,783	144,922,125
U.S. Government Short Duration	137,957	0	(604,871)	105,452	(361,462)
Short Duration Plus	359,236	0	(28,691,000)	(2,158,634)	(30,490,398)
Intermediate Duration	2,263,440	0	(1,832,627)	93,250,496	93,681,309

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$23,438
Short Duration Diversified Municipal	72,713
New York Municipal	1,077,312
California Municipal	349,157
Diversified Municipal	3,205,773

(b)

During the fiscal year ended September 30, 2013, International, Tax-Managed International, Short Duration New York Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $40,063,720, $76,586,728, $78,005, $3,848,483, and $1,474,925, respectively, to offset current year net realized gains. At September 30, 2013, U.S. Government Short Duration Portfolio deferred $1,752 in straddle losses,

80	Sanford C. Bernstein Fund, Inc.

Short Duration Plus Portfolio deferred $10,407 in straddles losses and Intermediate Duration Portfolio deferred $99,910 in straddle losses. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. In this regard, Intermediate Duration Portfolio elected to defer $1,732,717 of post-October short-term capital losses that are deemed to arise on October 31, 2013. Additionally, as of September 30, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders. In addition, the International and Tax-Managed International Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
International	$137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	17,358,372	$89,363,669	No expiration
Tax-Managed International	344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	102,663,095	157,202,383	No expiration
Emerging Markets	25,053,346	4,412,196	No expiration
California Municipal	2,406,179	n/a	2019
California Municipal	0	845,743	No expiration
Short Duration Plus	6,491,604	n/a	2014
Short Duration Plus	4,022,522	n/a	2015
Short Duration Plus	920,045	n/a	2016
Short Duration Plus	5,807,512	n/a	2017
Short Duration Plus	1,960,592	n/a	2018
Short Duration Plus	2,061,764	n/a	2019
Short Duration Plus	3,818,836	3,597,718	No expiration
U.S. Government Short Duration	530,250	72,869	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

2014 Semi-Annual Report	81

Notes to Financial Statements (continued)

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Interest Rate Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline.

Credit Risk—Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

82	Sanford C. Bernstein Fund, Inc.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

No Government Guarantee—Investments in the Portfolios, including the U.S. Government Short Duration Portfolio, are not insured by U.S. Government.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Municipal Market Risk and Concentration of Credit Risk–This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Short Duration New York, Short Duration California, New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates, or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

2014 Semi-Annual Report	83

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1400	(a)
Tax-Managed International	600	200	200	200	1200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3600	0	0	0	3600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

Share transactions for each Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
International Class Shares
Shares sold	19,183,723	13,142,135	$311,468,023	$190,340,328
Shares issued to shareholders on reinvestment of dividends	1,547,201	1,825,022	24,554,082	24,911,553
Shares redeemed	(22,719,231)	(26,851,107)	(363,191,064)	(385,718,262)

Net decrease	(1,988,307)	(11,883,950)	(27,168,959)	(170,466,381)
Beginning of period	100,376,419	112,260,369	2,476,360,792	2,646,827,173

End of period	98,388,112	100,376,419	$2,449,191,833	$2,476,360,792

84	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class A Shares
Shares sold	33,118	31,608	$529,678	$448,174
Shares issued to shareholders on reinvestment of dividends	3,918	5,852	61,289	79,057
Shares converted from Class B	2,616	8,579	41,282	123,581
Shares redeemed	(49,141)	(220,990)	(776,815)	(3,121,554)

Net decrease	(9,489)	(174,951)	(144,566)	(2,470,742)
Beginning of period	299,587	474,538	22,559,340	25,030,082

End of period	290,098	299,587	$22,414,774	$22,559,340

Class B Shares
Shares sold	0	1,276	$0	$17,816
Shares issued to shareholders on reinvestment of dividends	1	142	9	1,917
Shares converted to Class A	(2,629)	(8,597)	(41,282)	(123,581)
Shares redeemed	(1,704)	(16,104)	(27,094)	(235,319)

Net decrease	(4,332)	(23,283)	(68,367)	(339,167)
Beginning of period	18,370	41,653	1,796,124	2,135,291

End of period	14,038	18,370	$1,727,757	$1,796,124

Class C Shares
Shares sold	12,626	15,975	$201,202	$228,986
Shares issued to shareholders on reinvestment of dividends	1,071	1,185	16,791	16,062
Shares redeemed	(21,872)	(69,923)	(349,711)	(986,576)

Net decrease	(8,175)	(52,763)	(131,718)	(741,528)
Beginning of period	169,807	222,570	12,816,845	13,558,373

End of period	161,632	169,807	$12,685,127	$12,816,845

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Tax-Managed International Class Shares
Shares sold	26,964,595	33,311,751	$433,856,238	$483,355,614
Shares issued to shareholders on reinvestment of dividends	3,132,038	3,921,184	49,956,009	53,798,640
Shares redeemed	(30,339,742)	(56,966,994)	(495,036,795)	(818,567,905)

Net decrease	(243,109)	(19,734,059)	(11,224,548)	(281,413,651)
Beginning of period	238,823,314	258,557,373	5,364,702,745	5,646,116,396

End of period	238,580,205	238,823,314	$5,353,478,197	$5,364,702,745

2014 Semi-Annual Report	85

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class A Shares
Shares sold	3,064	11,560	$48,961	$165,886
Shares issued to shareholders on reinvestment of dividends	1,551	1,108	24,397	15,012
Shares converted from Class B	0	937	0	13,237
Shares redeemed	(3,792)	(22,985)	(61,391)	(327,092)

Net increase (decrease)	823	(9,380)	11,967	(132,957)
Beginning of period	98,150	107,530	6,546,108	6,679,065

End of period	98,973	98,150	$6,558,075	$6,546,108

Class B Shares
Shares converted to Class A	0	(940)	$0	$(13,237)
Shares redeemed	0	(8,010)	0	(108,947)

Net increase (decrease)	0	(8,950)	0	(122,184)
Beginning of period	1,195	10,145	284,710	406,894

End of period	1,195	1,195	$284,710	$284,710

Class C Shares
Shares sold	3,179	3,478	$51,240	$52,000
Shares issued to shareholders on reinvestment of dividends	185	0	2,920	0
Shares redeemed	(1,981)	(17,310)	(32,013)	(239,749)

Net increase (decrease)	1,383	(13,832)	22,147	(187,749)
Beginning of period	29,218	43,050	2,497,610	2,685,359

End of period	30,601	29,218	$2,519,757	$2,497,610

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Shares sold	3,738,666	7,374,498	2,337,398	4,559,636
Shares issued to shareholders on reinvestment of dividends and distributions	452,925	543,640	26,811	41,445
Shares redeemed	(2,713,859)	(10,072,562)	(2,977,905)	(6,488,610)

Net increase (decrease) in shares outstanding	1,477,732	(2,154,424)	(613,696)	(1,887,529)
Shares outstanding at beginning of period	44,236,699	46,391,123	8,695,380	10,582,909

Shares outstanding at end of period	45,714,431	44,236,699	8,081,684	8,695,380

86	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Shares sold	1,030,976	5,943,558	8,901,978	20,607,438
Shares issued to shareholders on reinvestment of dividends and distributions	19,603	30,084	68,748	244,002
Shares redeemed	(2,573,635)	(8,341,865)	(8,299,629)	(30,111,418)

Net increase (decrease) in shares outstanding	(1,523,056)	(2,368,223)	671,097	(9,259,978)
Shares outstanding at beginning of period	5,589,810	7,958,033	21,715,040	30,975,018

Shares outstanding at end of period	4,066,754	5,589,810	22,386,137	21,715,040

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	9,233,006	18,854,574	$129,545,410	$272,191,875
Shares issued to shareholders on reinvestment of dividends and distributions	900,976	1,976,982	12,625,627	28,506,878
Shares redeemed	(8,242,525)	(27,247,199)	(115,499,324)	(393,919,105)

Net increase (decrease)	1,891,457	(6,415,643)	26,671,713	(93,220,352)
Beginning of period	95,761,018	102,176,661	1,297,457,057	1,390,677,409

End of period	97,652,475	95,761,018	$1,324,128,770	$1,297,457,057

Class A Shares
Shares sold	1,880,652	6,212,245	$26,378,648	$89,891,515
Shares issued to shareholders on reinvestment of dividends and distributions	114,247	271,958	1,600,151	3,921,586
Shares converted from Class B	2,847	5,601	39,972	80,712
Shares redeemed	(2,936,234)	(7,782,376)	(41,140,198)	(111,100,980)

Net decrease	(938,488)	(1,292,572)	(13,121,427)	(17,207,167)
Beginning of period	15,491,710	16,784,282	223,133,821	240,340,988

End of period	14,553,222	15,491,710	$210,012,394	$223,133,821

Class B Shares
Shares sold	793	119	$11,133	$1,722
Shares issued to shareholders on reinvestment of dividends and distributions	207	509	2,888	7,328
Shares converted to Class A	(2,848)	(5,603)	(39,972)	(80,712)
Shares redeemed	(1,942)	(5,360)	(27,211)	(77,520)

Net decrease	(3,790)	(10,335)	(53,162)	(149,182)
Beginning of period	30,251	40,586	1,229,348	1,378,530

End of period	26,461	30,251	$1,176,186	$1,229,348

2014 Semi-Annual Report	87

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class C Shares
Shares sold	261,605	1,522,805	$3,667,984	$22,112,290
Shares issued to shareholders on reinvestment of dividends and distributions	34,649	88,361	485,410	1,274,166
Shares redeemed	(958,719)	(2,057,872)	(13,431,642)	(29,401,274)

Net decrease	(662,465)	(446,706)	(9,278,248)	(6,014,818)
Beginning of period	5,769,525	6,216,231	83,639,422	89,654,240

End of period	5,107,060	5,769,525	$74,361,174	$83,639,422

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	6,774,982	13,808,208	$97,005,095	$202,999,781
Shares issued to shareholders on reinvestment of dividends	554,090	1,292,333	7,927,380	18,956,146
Shares redeemed	(6,315,864)	(18,410,899)	(90,443,590)	(270,464,280)

Net increase (decrease)	1,013,208	(3,310,358)	14,488,885	(48,508,353)
Beginning of period	63,220,079	66,530,437	878,356,962	926,865,315

End of period	64,233,287	63,220,079	$892,845,847	$878,356,962

Class A Shares
Shares sold	2,087,010	4,973,929	$29,816,623	$72,889,289
Shares issued to shareholders on reinvestment of dividends	47,758	106,800	683,251	1,563,891
Shares converted from Class B	760	1,439	10,895	21,103
Shares redeemed	(2,624,066)	(4,296,659)	(37,516,024)	(62,261,185)

Net increase (decrease)	(488,538)	785,509	(7,005,255)	12,213,098
Beginning of period	8,425,748	7,640,239	123,921,311	111,708,213

End of period	7,937,210	8,425,748	$116,916,056	$123,921,311

Class B Shares
Shares sold	0	0 (a)	$0	$4
Shares issued to shareholders on reinvestment of dividends	5	27	71	401
Shares converted to Class A	(760)	(1,439)	(10,895)	(21,103)
Shares redeemed	0	(1,395)	0	(20,366)

Net decrease	(755)	(2,807)	(10,824)	(41,064)
Beginning of period	1,574	4,381	442,626	483,690

End of period	819	1,574	$431,802	$442,626

(a) Share amount is less than one full share.

88	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class C Shares
Shares sold	139,136	534,824	$1,991,447	$7,889,899
Shares issued to shareholders on reinvestment of dividends	8,526	21,144	121,922	310,039
Shares redeemed	(395,754)	(309,489)	(5,656,979)	(4,471,736)

Net increase (decrease)	(248,092)	246,479	(3,543,610)	3,728,202
Beginning of period	1,967,150	1,720,671	28,827,393	25,099,191

End of period	1,719,058	1,967,150	$25,283,783	$28,827,393

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Municipal Class Shares
Shares sold	32,064,017	72,076,594	$460,397,971	$1,060,682,519
Shares issued to shareholders on reinvestment of dividends and distributions	2,801,569	6,402,765	40,196,172	94,058,015
Shares redeemed	(29,183,018)	(95,163,976)	(419,188,683)	(1,400,539,903)

Net increase (decrease)	5,682,568	(16,684,617)	81,405,460	(245,799,369)
Beginning of period	297,372,740	314,057,357	4,111,809,910	4,357,609,279

End of period	303,055,308	297,372,740	$4,193,215,370	$4,111,809,910

Class A Shares
Shares sold	39,828,164	56,513,951	$573,181,648	$819,875,139
Shares issued to shareholders on reinvestment of dividends and distributions	400,530	825,695	5,751,533	12,127,941
Shares converted from Class B	1,935	6,871	27,859	101,823
Shares redeemed	(20,320,722)	(34,457,451)	(291,826,876)	(505,553,638)

Net increase	19,909,907	22,889,066	287,134,164	326,551,265
Beginning of period	77,192,838	54,303,772	1,120,462,085	793,910,820

End of period	97,102,745	77,192,838	$1,407,596,249	$1,120,462,085

2014 Semi-Annual Report	89

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class B Shares
Shares sold	63	6,391	$908	$94,335
Shares issued to shareholders on reinvestment of dividends and distributions	143	438	2,054	6,444
Shares converted to Class A	(1,935)	(6,869)	(27,859)	(101,823)
Shares redeemed	(11,620)	(9,274)	(167,223)	(134,736)

Net decrease	(13,349)	(9,314)	(192,120)	(135,780)
Beginning of period	26,617	35,931	1,014,352	1,150,132

End of period	13,268	26,617	$822,232	$1,014,352

Class C Shares
Shares sold	854,829	3,668,874	$12,256,681	$54,255,301
Shares issued to shareholders on reinvestment of dividends and distributions	56,673	158,258	813,113	2,326,637
Shares redeemed	(2,157,754)	(3,800,214)	(30,983,469)	(55,339,948)

Net increase (decrease)	(1,246,252)	26,918	(17,913,675)	1,241,990
Beginning of period	11,586,428	11,559,510	170,279,590	169,037,600

End of period	10,340,176	11,586,428	$152,365,915	$170,279,590

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Shares sold	251,828	1,995,274
Shares issued to shareholders on reinvestment of dividends and distributions	12,108	54,079
Shares redeemed	(733,935)	(6,574,199)

Net decrease in shares outstanding	(469,999)	(4,524,846)
Shares outstanding at beginning of period	4,215,198	8,740,044

Shares outstanding at end of period	3,745,199	4,215,198

90	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Short Duration Plus Class Shares
Shares sold	4,298,088	18,371,317	$50,541,984	$217,335,513
Shares issued to shareholders on reinvestment of dividends	86,777	297,623	1,020,533	3,518,769
Shares redeemed	(7,850,965)	(31,199,174)	(92,320,891)	(369,053,219)

Net decrease	(3,466,100)	(12,530,234)	(40,758,374)	(148,198,937)
Beginning of period	33,661,225	46,191,459	421,965,364	570,164,301

End of period	30,195,125	33,661,225	$381,206,990	$421,965,364

Class A Shares
Shares sold	2,206,244	1,330,182	$25,951,804	$15,712,139
Shares issued to shareholders on reinvestment of dividends	7,906	20,219	93,033	239,117
Shares converted from Class B	16,339	59,558	192,446	704,887
Shares redeemed	(1,065,575)	(2,043,798)	(12,543,475)	(24,184,834)

Net increase (decrease)	1,164,914	(633,839)	13,693,808	(7,528,691)
Beginning of period	3,814,843	4,448,682	48,732,982	56,261,673

End of period	4,979,757	3,814,843	$62,426,790	$48,732,982

Class B Shares
Shares sold	18,983	37,561	$223,161	$442,397
Shares issued to shareholders on reinvestment of dividends	128	516	1,508	6,092
Shares converted to Class A	(16,372)	(59,670)	(192,446)	(704,887)
Shares redeemed	(25,021)	(51,134)	(293,834)	(603,734)

Net decrease	(22,282)	(72,727)	(261,611)	(860,132)
Beginning of period	145,295	218,022	3,523,284	4,383,416

End of period	123,013	145,295	$3,261,673	$3,523,284

Class C Shares
Shares sold	250,783	664,702	$2,945,103	$7,829,876
Shares issued to shareholders on reinvestment of dividends	1,624	5,745	19,076	67,804
Shares redeemed	(333,698)	(832,488)	(3,919,707)	(9,815,817)

Net decrease	(81,291)	(162,041)	(955,528)	(1,918,137)
Beginning of period	1,571,358	1,733,399	20,033,636	21,951,773

End of period	1,490,067	1,571,358	$19,078,108	$20,033,636

2014 Semi-Annual Report	91

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Shares sold	18,834,478	45,982,280
Shares issued to shareholders on reinvestment of dividends and distributions	3,834,234	9,843,320
Shares redeemed	(32,370,856)	(99,985,068)

Net decrease in shares outstanding	(9,702,144)	(44,159,468)
Shares outstanding at beginning of period	294,454,158	338,613,626

Shares outstanding at end of period	284,752,014	294,454,158

As of March 31, 2014, the Short Duration California Municipal Portfolio, Diversified Municipal Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, and the Intermediate Duration Portfolio each had shareholders that owned a significant portion (greater than 5%) of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the line of credit during the six months ended March 31, 2014.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

92	Sanford C. Bernstein Fund, Inc.

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

2014 Semi-Annual Report	93

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24, 2013. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 6, 2013, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2013 certain information relating to the profitability of the Adviser in 2012 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2013. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 19, 2013, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 19, 2013, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 19, 2013 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 8, 2013. The Independent Directors held a telephonic meeting on October 15, 2013 to discuss the contract renewal materials and supplemental materials. On October 23, 2013, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 24, 2013, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 24, 2013 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

94	Sanford C. Bernstein Fund, Inc.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as

2014 Semi-Annual Report	95

Board’s Consideration of Investment Management Arrangement (continued)

the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2013 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2013. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2011 and 2012, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2013 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2013 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

96	Sanford C. Bernstein Fund, Inc.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangement (continued)

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

98	Sanford C. Bernstein Fund, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that

1 The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

“Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.
Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

100	Sanford C. Bernstein Fund, Inc.

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

PORTFOLIO	09/30/13 NET ASSETS ($MM)	09/30/12 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

5 The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6 Annualized.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO
International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

102	Sanford C. Bernstein Fund, Inc.

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

PORTFOLIO	NET ASSETS 09/30/13 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

7 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/13 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

10 Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

104	Sanford C. Bernstein Fund, Inc.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%
	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

11 It should be noted that SCB II’s fund expenses are capped at 0.45%.

12 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

106	Sanford C. Bernstein Fund, Inc.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment

13 The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14 The ITM fund is privately placed or institutional.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

15 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20 On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

108	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Intermediate Duration Portfolio	0.449	0.459	8/17
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.497	0.479	10/14
Diversified Municipal Portfolio	0.435	0.430	10/16
New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132
International Portfolio	1.160	1.269	3/14	1.240	50/132
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274
U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44
Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145
Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343
Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16
Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59
Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16
California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228
Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117
New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

2014 Semi-Annual Report	109

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

PORTFOLIO	SHAREHOLDER SERVICING AGREEMENT FEE
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

PORTFOLIO	09/30/13 TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

110	Sanford C. Bernstein Fund, Inc.

AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$139
International Portfolio	$238
Short Duration Plus Portfolio	$3,881
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$14,310	$0
International Portfolio	$61,549	$1,507
Short Duration Plus Portfolio	$452,043	$4,152
California Municipal Portfolio	$490,944	$859
Diversified Municipal Portfolio	$3,366,085	$110,792
New York Municipal Portfolio	$1,402,236	$26,746

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26 Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

2014 Semi-Annual Report	111

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

27 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

31 The gross performance returns are for the Private Client class shares of the Portfolios.

32 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

112	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio[34]
	1 year	24.34	24.59	23.32	7/12	116/248
	3 year	5.95	10.02	9.14	12/12	193/206
	5 year	-2.79	4.28	1.86	10/10	172/173
	10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]
	1 year	24.14	24.49	23.32	8/14	117/248
	3 year	5.94	9.17	9.14	13/14	193/206
	5 year	-2.96	2.37	1.86	11/11	172/173
	10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio
	1 year	4.65	6.35	5.43	12/17	261/455
	3 year	-0.31	3.89	2.74	14/16	223/283
	5 year	-0.46	2.65	1.38	15/15	161/203
	10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio
	1 year	-0.14	0.32	0.34	14/16	52/58
	3 year	0.93	1.44	1.35	13/16	42/55
	5 year	2.12	2.45	2.87	11/15	36/49
	10 year	2.82	3.02	3.25	11/13	35/42

Short Duration Plus Portfolio
	1 year	0.20	1.86	1.59	16/16	197/210
	3 year	1.22	2.72	2.57	15/15	162/174
	5 year	2.53	4.13	3.71	13/14	120/140
	10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio	1 year	-1.16	0.49	-0.14	17/17	402/498
	3 year	3.99	4.69	4.49	16/16	343/448
	5 year	6.66	7.16	6.73	9/14	196/373
	10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio
	1 year	0.45	0.45	0.46	4/7	11/15
	3 year	1.13	3.11	1.98	7/7	10/14
	5 year	2.02	4.19	3.70	6/6	9/13
	10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio	1 year	0.46	0.71	0.70	9/12	57/72
	3 year	1.42	1.77	1.68	10/12	46/68
	5 year	2.17	2.47	2.59	7/9	34/50
	10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio	1 year	0.76	0.50	-0.13	1/3	1/6
	3 year	1.46	1.46	2.50	2/3	4/5
	5 year	2.12	2.22	4.09	3/3	5/5
	10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio	1 year	-1.00	-1.00	-0.89	2/3	21/29
	3 year	3.03	4.12	3.94	3/3	26/28
	5 year	4.30	4.87	4.81	3/3	24/24
	10 year	4.11	4.81	4.33	3/3	18/23

34 As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

2014 Semi-Annual Report	113

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Diversified Municipal Portfolio	1 year	-0.66	-0.83	-1.08	5/16	33/138
	3 year	2.98	3.91	3.70	15/15	111/117
	5 year	4.25	5.15	5.07	15/15	82/91
	10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio	1 year	-0.70	-0.74	-1.23	1/3	3/21
	3 year	2.88	3.35	3.42	3/3	19/20
	5 year	4.23	4.77	4.78	3/3	15/18
	10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989
Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

35 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37 Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

114	Sanford C. Bernstein Fund, Inc.

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

2014 Semi-Annual Report	115

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0314

Sanford C. Bernstein Fund, Inc.

March 31, 2014

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2014 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–96.5%
Financials–22.1%
Capital Markets–3.1%
3i Group PLC	183,020	$1,215,444
Ashmore Group PLC	117,040	648,762
Banca Generali SpA	27,030	892,532
Daiwa Securities Group, Inc.	2,446,000	21,251,446
Deutsche Bank AG (REG)	521,240	23,361,214
GAM Holding AG(a)	53,930	973,563
Intermediate Capital Group PLC	98,120	677,550
Macquarie Group Ltd.	687,274	37,059,119
UBS AG (REG)(a)	1,827,027	37,807,286

		123,886,916

Commercial Banks–6.6%
Banca Popolare di Milano Scarl(a)	598,770	603,022
Banco do Brasil SA	694,600	6,979,674
Bank Hapoalim BM	2,341,940	13,370,156
Bank of Georgia Holdings PLC	23,490	977,177
Bank of Queensland Ltd.	95,670	1,143,060
Chiba Bank Ltd. (The)	155,000	954,058
Danske Bank A/S	274,420	7,635,684
DGB Financial Group, Inc.	64,470	934,649
Hang Seng Bank Ltd.	1,152,200	18,351,173
KBC Groep NV	369,750	22,771,420
Lloyds Banking Group PLC(a)	26,607,745	33,286,807
Mitsubishi UFJ Financial Group, Inc.	4,180,400	23,020,545
Resona Holdings, Inc.	3,347,900	16,178,822
Royal Bank of Scotland Group PLC(a)	10,985	56,993
Seven Bank Ltd.	1,943,000	7,625,105
Societe Generale SA	606,180	37,313,744
SpareBank 1 SR Bank ASA	144,590	1,467,510
Sumitomo Mitsui Financial Group, Inc.	268,100	11,491,813
Toronto-Dominion Bank (The)	158,020	7,408,572
UniCredit SpA	4,829,730	44,148,713
Unione di Banche Italiane SCPA	55,560	524,198
Westpac Banking Corp.	131,671	4,233,572

		260,476,467

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL	189,600	511,406
Credito Real SAB de CV	440,970	725,521
International Personal Finance PLC	84,910	725,783

		1,962,710

Diversified Financial Services–1.2%
Chailease Holding Co., Ltd.	328,600	792,505
Challenger Ltd./Australia	444,040	2,641,887
IG Group Holdings PLC	1,079,221	11,299,373
Company	Shares	U.S. $ Value
ORIX Corp.	2,171,600	$30,606,488

		45,340,253

Insurance–6.4%
Admiral Group PLC	2,231,800	53,141,599
AIA Group Ltd.	6,297,400	29,951,351
Anadolu Hayat Emeklilik AS	196,506	429,308
Baloise Holding AG	5,540	697,380
BB Seguridade Participacoes SA	343,800	3,804,680
Direct Line Insurance Group PLC	216,580	857,544
Gjensidige Forsikring ASA	547,490	11,116,200
Insurance Australia Group Ltd.	4,871,830	25,197,427
Lancashire Holdings Ltd.	1,504,010	17,150,688
Muenchener Rueckversicherungs AG	191,440	41,832,908
Prudential PLC	1,631,300	34,541,873
Storebrand ASA(a)	112,700	649,012
Suncorp Group Ltd.	626,810	7,501,288
Swiss Life Holding AG(a)	5,910	1,453,370
Topdanmark A/S(a)	435,130	12,660,689
Tryg A/S	125,140	12,378,500

		253,363,817

Real Estate Investment Trusts (REITs)–0.4%
Allied Properties Real Estate Investment Trust	22,170	691,872
Australand Property Group	271,840	1,065,414
Concentradora Fibra Hotelera Mexicana SA de CV	316,110	533,408
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	474,910	559,162
GLP J-Reit	11,376	11,435,535
Granite Real Estate Investment Trust	40,610	1,493,625
Stockland	5,905	20,570
Vastned Retail NV	19,650	967,159

		16,766,745

Real Estate Management & Development–4.3%
Aeon Mall Co., Ltd.	485,100	12,428,019
CIFI Holdings Group Co., Ltd.	4,634,000	909,857
Country Garden Holdings Co., Ltd.	26,016,000	10,791,886
Countrywide PLC	102,425	1,117,610
Daito Trust Construction Co., Ltd.	368,300	34,114,892
Global Logistic Properties Ltd.	21,417,000	45,199,234
Hang Lung Group Ltd.	696,200	3,505,006
Hang Lung Properties Ltd.	6,921,000	19,922,544
KWG Property Holding Ltd.	1,281,000	706,496
Lend Lease Group	1,637,680	18,035,666
Mitsubishi Estate Co., Ltd.	916,000	21,751,010
NTT Urban Development Corp.	58,700	552,500
Quintain Estates & Development PLC(a)	528,860	908,140
UOL Group Ltd.	210,000	1,047,261
Wing Tai Holdings Ltd.	479,000	698,613

		171,688,734

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value
Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	187,930	$1,292,225

		874,777,867

Consumer Discretionary–20.1%
Auto Components–2.8%
Cie Generale des Etablissements Michelin–Class B	230,479	28,813,275
GKN PLC	2,606,280	16,981,933
Halla Visteon Climate Control Corp.	19,100	874,933
Leoni AG	12,430	909,021
Linamar Corp.	25,170	1,161,167
Pirelli & C. SpA	59,030	928,581
Plastic Omnium SA	297,210	11,020,148
Sumitomo Rubber Industries Ltd.	70,700	899,293
TS Tech Co., Ltd.	36,400	1,102,051
Valeo SA	337,950	47,594,646

		110,285,048

Automobiles–3.6%
Honda Motor Co., Ltd.	483,700	17,019,785
Hyundai Motor Co. (Preference Shares)	124,910	15,976,809
Nissan Motor Co., Ltd.	2,777,900	24,760,329
Toyota Motor Corp.	1,077,900	60,786,883
Volkswagen AG (Preference Shares)	92,480	23,979,649

		142,523,455

Distributors–0.0%
Inchcape PLC	115,500	1,244,949

Diversified Consumer Services–1.2%
Estacio Participacoes SA	2,686,400	27,065,273
Kroton Educacional SA	933,600	20,531,794

		47,597,067

Hotels, Restaurants & Leisure–3.6%
Flight Centre Travel Group Ltd.	19,880	969,892
J D Wetherspoon PLC	71,880	1,027,363
Jollibee Foods Corp.	113,470	433,216
Melco Crown Entertainment Ltd. (ADR)(a)	535,728	20,705,887
Merlin Entertainments PLC(a)(b)	1,875,164	11,785,698
Mitchells & Butlers PLC(a)	127,240	967,218
Sodexo	542,988	56,911,302
Tatts Group Ltd.	3,279,800	8,831,503
Whitbread PLC	307,093	21,315,762
William Hill PLC	2,466,545	14,033,284
Yum! Brands, Inc.	48,960	3,691,094

		140,672,219

Household Durables–0.1%
Berkeley Group Holdings PLC	21,540	942,425
Rinnai Corp.	18,300	1,609,705
Taylor Wimpey PLC	512,170	1,006,777
Techtronic Industries Co.	314,000	880,769

		4,439,676

Internet & Catalog Retail–0.0%
Qunar Cayman Islands Ltd. (ADR)(a)	28,115	$860,038

Leisure Equipment & Products–0.0%
Merida Industry Co., Ltd.	101,000	671,630

Media–2.8%
British Sky Broadcasting Group PLC	403,300	6,138,662
Cineplex, Inc.	109,860	4,180,742
Havas SA	135,380	1,012,658
Liberty Global PLC–Series C(a)	694,740	28,282,865
Mediaset Espana Comunicacion SA(a)	62,440	727,730
Metropole Television SA	42,940	934,078
Reed Elsevier PLC	1,486,970	22,723,122
SKY Perfect JSAT Holdings, Inc.	1,043,700	5,593,994
Thomson Reuters Corp.	597,310	20,418,222
Wolters Kluwer NV	778,420	21,944,625

		111,956,698

Multiline Retail–1.0%
Canadian Tire Corp., Ltd.–Class A	59,010	5,563,647
Debenhams PLC	1,171,330	1,561,613
Dollarama, Inc.	16,010	1,219,685
Harvey Norman Holdings Ltd.	357,200	1,095,404
Myer Holdings Ltd.	2,061,490	4,271,259
Next PLC	213,300	23,473,820
Poundland Group PLC(a)	91,347	578,699

		37,764,127

Specialty Retail–1.8%
Fielmann AG	52,100	7,002,740
Howden Joinery Group PLC	199,390	1,238,236
JUMBO SA(a)	53,339	955,272
Komeri Co., Ltd.	32,100	875,683
Mr. Price Group Ltd.	131,960	1,972,311
Shimamura Co., Ltd.	127,200	11,007,125
Sports Direct International PLC(a)	2,118,231	30,097,352
United Arrows Ltd.	16,100	596,695
WH Smith PLC	55,180	1,106,917
World Duty Free SpA(a)	68,390	959,126
Yamada Denki Co., Ltd.	4,905,500	16,349,895

		72,161,352

Textiles, Apparel & Luxury Goods–3.2%
Brunello Cucinelli SpA	26,210	694,229
Cie Financiere Richemont SA	457,699	43,727,722
Eclat Textile Co., Ltd.	123,040	1,426,544
Hugo Boss AG	117,002	15,578,706
Li & Fung Ltd.	21,696,000	32,150,756
LVMH Moet Hennessy Louis Vuitton SA	72,865	13,204,030
Prada SpA	434,700	3,367,468
Samsonite International SA	4,709,300	14,590,433

		124,739,888

		794,916,147

2	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Industrials–13.4%
Aerospace & Defense–2.2%
Airbus Group NV	596,763	$42,740,715
BAE Systems PLC	531,490	3,692,262
MTU Aero Engines AG	17,080	1,585,614
QinetiQ Group PLC	1,266,680	4,784,705
Saab AB–Class B	55,510	1,696,828
Safran SA	235,150	16,291,075
Thales SA	121,690	8,069,262
Zodiac Aerospace	288,700	10,200,096

		89,060,557

Air Freight & Logistics–0.0%
CTT-Correios de Portugal SA(a)	102,790	1,127,992

Airlines–0.3%
Air New Zealand Ltd.	470,830	836,504
Qantas Airways Ltd.(a)	10,322,822	10,605,208
Turk Hava Yollari	217,550	669,942

		12,111,654

Building Products–0.0%
Kingspan Group PLC	70,030	1,332,345
Tarkett SA(a)	12,479	442,692

		1,775,037

Commercial Services & Supplies–1.2%
Aggreko PLC	132,046	3,308,020
Babcock International Group PLC	1,068,120	23,986,202
Edenred	604,656	18,967,759
Loomis AB–Class B	45,090	1,162,364
Rentokil Initial PLC	476,630	979,247

		48,403,592

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	506,000	858,883
Grana y Montero SA	121,680	424,168
Grana y Montero SA (ADR)(a)	10,591	182,801
Sino-Thai Engineering & Construction PCL	1,186,190	588,707

		2,054,559

Electrical Equipment–0.6%
Sumitomo Electric Industries Ltd.	1,573,800	23,494,933

Industrial Conglomerates–0.9%
DCC PLC	18,840	1,023,937
Hutchison Whampoa Ltd.	1,307,000	17,363,144
Toshiba Corp.	3,872,000	16,411,734

		34,798,815

Machinery–0.8%
Andritz AG	14,810	915,723
DMG MORI SEIKI AG	44,910	1,379,009
IHI Corp.	212,000	891,996
KION Group AG(a)	17,420	816,723
Komatsu Ltd.	792,500	16,614,413
Krones AG	10,710	1,023,661
KUKA AG	48,770	2,389,724
Melrose Industries PLC	181,508	$899,516
Morgan Advanced Materials PLC	279,430	1,668,215
Nabtesco Corp.	40,300	930,203
Nachi-Fujikoshi Corp.	245,000	1,613,080
Pfeiffer Vacuum Technology AG	4,770	582,122
Senior PLC	291,530	1,490,568

		31,214,953

Marine–1.0%
AP Moeller–Maersk A/S–Class B	1,821	21,795,095
Nippon Yusen KK	5,090,000	14,782,984
Pacific Basin Shipping Ltd.	1,522,000	973,831

		37,551,910

Professional Services–4.8%
Bureau Veritas SA	1,674,307	51,352,920
Capita PLC	2,313,973	42,310,894
DKSH Holding AG	5,390	428,874
Intertek Group PLC	1,134,630	58,253,613
SGS SA	14,557	35,901,516
Teleperformance	24,230	1,404,043

		189,651,860

Road & Rail–1.1%
Central Japan Railway Co.	270,100	31,550,619
East Japan Railway Co.	54,600	4,021,701
Localiza Rent a Car SA	34,545	505,462
National Express Group PLC	294,252	1,375,674
Nippon Express Co., Ltd.	1,563,000	7,644,124

		45,097,580

Trading Companies & Distributors–0.4%
Barloworld Ltd.	73,670	771,524
Mitsubishi Corp.	716,300	13,287,228
Rexel SA	26,260	688,992

		14,747,744

Transportation Infrastructure–0.0%
OHL Mexico SAB de CV(a)	284,820	738,693

		531,829,879

Consumer Staples–11.5%
Beverages–2.5%
Anheuser-Busch InBev NV	214,490	22,589,059
Britvic PLC	614,090	7,601,204
Carlsberg A/S–Class B	104,030	10,341,393
Cott Corp.	179,070	1,519,382
Diageo PLC	1,348,270	41,876,022
SABMiller PLC (London)	294,300	14,715,661

		98,642,721

Food & Staples Retailing–3.2%
Alimentation Couche Tard, Inc.–Class B	133,240	10,776,109
Axfood AB	41,710	2,307,090
Clicks Group Ltd.	92,370	575,119
Eurocash SA	33,190	438,692

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value
FamilyMart Co., Ltd.	22,400	$985,063
GS Retail Co., Ltd.	25,307	642,818
Jean Coutu Group PJC, Inc. (The)–Class A	198,240	3,918,176
Jeronimo Martins SGPS SA	1,100,905	18,473,949
Koninklijke Ahold NV	1,367,474	27,467,258
Lawson, Inc.	48,700	3,445,976
MARR SpA	58,680	1,151,374
Metro, Inc.	16,280	955,741
Olam International Ltd.	25,124,273	44,488,778
Sugi Holdings Co., Ltd.	90,400	4,019,288
Tsuruha Holdings, Inc.	56,800	5,595,883

		125,241,314

Food Products–0.3%
Calbee, Inc.	34,200	805,839
Gruma SAB de CV–Class B(a)	114,940	950,827
Mayora Indah Tbk PT	303,500	806,729
Unilever PLC	209,390	8,955,522
Wei Chuan Foods Corp.	503,000	759,524

		12,278,441

Household Products–1.4%
Henkel AG & Co. KGaA	413,414	41,576,250
LG Household & Health Care Ltd.	31,780	13,739,014
Pigeon Corp.	18,700	842,571

		56,157,835

Tobacco–4.1%
British American Tobacco PLC	1,443,700	80,537,869
Imperial Tobacco Group PLC	602,710	24,372,136
Japan Tobacco, Inc.	1,857,200	58,292,672

		163,202,677

		455,522,988

Health Care–8.2%
Biotechnology–0.7%
Actelion Ltd. (REG)	192,740	18,265,646
Basilea Pharmaceutica(a)	10,510	1,200,816
CSL Ltd.	113,150	7,308,543
Taiwan Liposome Co., Ltd.(a)	43,000	365,254

		27,140,259

Health Care Equipment & Supplies–0.1%
Ansell Ltd.	33,060	564,851
Draegerwerk AG & Co. KGaA (Preference Shares)	8,390	1,032,098
Ginko International Co., Ltd.	53,000	915,739
Sorin SpA(a)	321,220	959,852

		3,472,540

Health Care Providers & Services–0.6%
Alfresa Holdings Corp.	75,900	4,949,426
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	387,800	876,943
Sonic Healthcare Ltd.	684,550	10,967,214
Suzuken Co., Ltd./Aichi Japan	232,100	$8,978,462

		25,772,045

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	175,872	52,572,281
Horizon Discovery Group PLC(a)	192,580	646,936

		53,219,217

Pharmaceuticals–5.5%
Astellas Pharma, Inc.	999,000	11,860,696
AstraZeneca PLC	111,940	7,256,730
Daiichi Sankyo Co., Ltd.	784,700	13,222,555
GlaxoSmithKline PLC	2,231,500	59,503,687
Kalbe Farma Tbk PT	8,444,500	1,095,382
Novartis AG	641,170	54,440,413
Richter Gedeon Nyrt	53,680	936,363
Roche Holding AG	196,810	59,193,301
Sanofi	82,480	8,619,083

		216,128,210

		325,732,271

Telecommunication Services–5.8%
Diversified Telecommunication Services–4.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,235,843	9,333,425
Deutsche Telekom AG	600,950	9,750,754
Hellenic Telecommunications Organization SA(a)	61,490	1,014,951
Nippon Telegraph & Telephone Corp.	434,700	23,622,296
Singapore Telecommunications Ltd.	2,576,000	7,468,743
Swisscom AG	34,910	21,447,820
TDC A/S	2,651,730	24,514,319
Telenor ASA	913,940	20,228,079
Telstra Corp., Ltd.	5,204,640	24,542,183
Vivendi SA	1,322,610	36,811,995
Ziggo NV	164,420	7,301,798

		186,036,363

Wireless Telecommunication Services–1.1%
StarHub Ltd.	1,056,000	3,532,999
Vodafone Group PLC	10,966,773	40,328,349

		43,861,348

		229,897,711

Materials–5.5%
Chemicals–3.9%
Air Water, Inc.	45,000	621,051
Arkema SA	198,890	22,499,548
Chr Hansen Holding A/S	21,190	840,984
Denki Kagaku Kogyo KK	2,978,000	10,201,665
EMS-Chemie Holding AG (REG)	19,790	7,478,901
Essentra PLC	2,868,743	41,808,481

4	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Fuchs Petrolub SE (Preference Shares)	11,130	$1,118,213
Givaudan SA(a)	6,920	10,703,523
Green Seal Holding Ltd.(a)	114,000	954,601
Hyosung Corp.	22,080	1,597,326
JSR Corp.	1,345,500	24,892,856
Kansai Paint Co., Ltd.	94,000	1,338,242
Koninklijke DSM NV	238,883	16,384,412
Lanxess AG	13,040	984,285
Nippon Shokubai Co., Ltd.	1,189,000	14,078,422

		155,502,510

Construction Materials–0.1%
Buzzi Unicem SpA	78,320	1,461,351
Cementos Pacasmayo SAA	200,630	349,691
Cemex Latam Holdings SA(a)	70,030	583,128
China National Building Material Co., Ltd.–Class H	690,000	693,954
Taiheiyo Cement Corp.	38,000	136,851

		3,224,975

Containers & Packaging–0.0%
Rexam PLC	114,010	926,461
Smurfit Kappa Group PLC	40,750	988,278

		1,914,739

Metals & Mining–1.1%
BlueScope Steel Ltd.(a)	176,248	1,004,458
Dowa Holdings Co., Ltd.	1,467,000	12,238,920
Mitsubishi Materials Corp.	298,000	844,535
MMC Norilsk Nickel OJSC (ADR)	640,870	10,657,668
Rio Tinto PLC	290,330	16,191,042
Ternium SA (Sponsored ADR)	22,830	675,311

		41,611,934

Paper & Forest Products–0.4%
Mondi PLC	1,001,200	17,544,689

		219,798,847

Information Technology–4.9%
Communications Equipment–0.0%
Pace PLC	92,800	697,325

Computers & Peripherals–0.4%
Casetek Holdings Ltd.	114,000	623,181
Catcher Technology Co., Ltd.	1,854,000	13,461,641
Inventec Corp.	1,036,000	1,022,643

		15,107,465

Electronic Equipment, Instruments & Components–0.2%
Anritsu Corp.	49,300	565,773
Ju Teng International Holdings Ltd.	1,440,000	1,021,499
Largan Precision Co., Ltd.	24,000	1,140,793
LG Display Co., Ltd.(a)	89,240	2,243,878
LG Display Co., Ltd. (ADR)	147,230	1,840,375

		6,812,318

Internet Software & Services–0.7%
SINA Corp./China(a)	10,660	$643,971
Telecity Group PLC	2,289,120	26,675,114

		27,319,085

IT Services–1.6%
Alten SA	20,100	1,079,365
Amadeus IT Holding SA–Class A	509,740	21,182,284
Computacenter PLC	78,193	858,417
Davis & Henderson Corp.	106,300	2,973,131
Fujitsu Ltd.	2,819,000	17,039,520
Itochu Techno-Solutions Corp.	32,600	1,376,804
Obic Co., Ltd.	391,400	12,351,119
Otsuka Corp.	58,000	7,565,089
Wirecard AG	19,720	818,808

		65,244,537

Semiconductors & Semiconductor Equipment–1.3%
ASM International NV	27,890	1,118,267
Hermes Microvision, Inc.	30,000	1,204,437
King Yuan Electronics Co., Ltd.	1,398,000	1,161,592
Kinsus Interconnect Technology Corp.	277,000	1,029,264
Novatek Microelectronics Corp.	1,529,000	7,027,962
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	2,086,112
Samsung Electronics Co., Ltd. (GDR) (London)(b)	20,910	13,183,864
Sumco Corp.	1,423,000	11,024,799
Tokyo Electron Ltd.	205,000	12,740,868

		50,577,165

Software–0.7%
Capcom Co., Ltd.	50,100	950,007
Dassault Systemes	29,840	3,491,741
GameLoft SE(a)	98,810	1,046,635
Oracle Corp. Japan	194,200	8,805,838
Playtech PLC	316,330	3,571,191
SAP AG	121,981	9,894,560
SDL PLC	120,230	683,505
UBISOFT Entertainment(a)	68,090	1,217,605

		29,661,082

		195,418,977

Energy–3.3%
Energy Equipment & Services–0.8%
Aker Solutions ASA	987,290	15,365,770
Pason Systems, Inc.	138,750	3,509,227
Saipem SpA	563,700	13,768,268

		32,643,265

Oil, Gas & Consumable Fuels–2.5%
Africa Oil Corp.(a)	66,950	449,420
BG Group PLC	819,874	15,306,476
ENI SpA	633,430	15,884,135
Gazprom OAO (Sponsored ADR)	842,780	6,548,401

Schedule of Investments—Tax-Managed International Portfolio	5

Company	Shares	U.S. $ Value
Gaztransport Et Technigaz SA(a)	14,981	$969,806
Genel Energy PLC(a)	37,370	612,332
Gran Tierra Energy, Inc.(a)	78,660	590,572
JX Holdings, Inc.	6,420,700	30,954,403
KrisEnergy Ltd.(a)	919,000	544,576
Ophir Energy PLC(a)	142,120	569,504
OW Bunker A/S	25,840	810,577
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	114,219	4,173,414
Statoil ASA	775,380	21,877,124

		99,290,740

		131,934,005

Utilities–1.7%
Electric Utilities–0.8%
EDP–Energias de Portugal SA	3,805,550	17,667,779
Power Assets Holdings Ltd.	1,446,000	12,550,674

		30,218,453

Gas Utilities–0.0%
Enagas SA	29,460	896,181
ENN Energy Holdings Ltd.	110,000	768,822

		1,665,003

Independent Power Producers & Energy Traders–0.5%
APR Energy PLC	1,420,187	19,071,541
Electric Power Development Co., Ltd.	32,200	905,637
Huadian Fuxin Energy Corp. Ltd.–Class H	762,000	415,571

		20,392,749

Multi-Utilities–0.4%
National Grid PLC	1,138,840	15,649,472

		67,925,677

Total Common Stocks (cost $3,191,537,943)		3,827,754,369

WARRANTS–1.8%
Financials–1.1%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	37,272	655,152

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	20,560,042

Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	356,450	4,533,369

Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	$6,036,125

		10,569,494

Real Estate Management & Development–0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	3,802,160	10,300,169

Banks–0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	7,126,540	548,095

		42,632,952

Information Technology–0.5%
IT Services–0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	237,120	8,452,623

Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	3,394,631

		11,847,254

Semiconductors & Semiconductor Equipment–0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	213,020	7,203,043

		19,050,297

Health Care–0.1%
Pharmaceuticals–0.1%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	47,390	739,144
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	387,720	3,715,986

		4,455,130

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 1/29/18(a)	4,890,607	2,445,304

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	489,494

Auto Components–0.0%
Motherson, JPMorgan Chase Bank, NA, expiring 10/26/18(a)	124,410	532,742

		1,022,236

6	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	16,280	$769,063

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone Ltd, Merrill Lynch Intl & Co., expiring 11/07/18(a)	224,110	696,737

Total Warrants (cost $59,332,590)		71,071,719

SHORT-TERM INVESTMENTS–0.2%
Repurchase Agreements–0.2%
State Street Bank & Trust	$7,258	$7,257,752
Co. 0.00% dated 3/31/14 due 4/01/14 in the amount of $7,257,752 (collateralized by $7,625,000 Federal National Mortgage Association, 1.65% due 11/15/2019, value $7,405,781) (cost $7,257,752)
Total Investments—98.5% (cost $3,258,128,285)		3,906,083,840

Other assets less liabilities—1.5%		57,520,411

Net Assets—100.0%		$3,963,604,251

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	8,680	USD	11,762	4/16/14	$(196,085)
Barclays Bank PLC	USD	161,840	EUR	119,263	4/16/14	2,457,123
BNP Paribas SA	EUR	6,249	USD	8,580	4/16/14	(28,318)
BNP Paribas SA	GBP	105,850	USD	173,949	4/16/14	(2,500,260)
BNP Paribas SA	NZD	102,622	USD	85,819	4/16/14	(3,138,900)
BNP Paribas SA	USD	10,979	AUD	12,566	4/16/14	663,648
Citibank, NA	CAD	14,379	USD	13,273	4/16/14	270,365
Citibank, NA	JPY	2,846,372	USD	27,932	4/16/14	352,352
Citibank, NA	USD	153,902	GBP	92,263	4/16/14	(101,740)
Credit Suisse International	USD	44,175	AUD	49,690	4/16/14	1,863,276
Credit Suisse International	USD	63,230	NOK	389,632	4/16/14	1,805,994
Credit Suisse International	GBP	62,957	USD	104,126	7/15/14	(750,136)
Goldman Sachs Bank USA	CHF	80,915	USD	91,203	4/16/14	(335,116)
Goldman Sachs Bank USA	JPY	1,129,201	USD	11,033	4/16/14	91,407
Goldman Sachs Bank USA	USD	134,231	JPY	13,995,446	4/16/14	1,374,614
Morgan Stanley & Co., Inc.	JPY	689,765	USD	6,573	4/16/14	(110,502)
Morgan Stanley & Co., Inc.	KRW	67,646,647	USD	63,065	4/16/14	(498,068)
Morgan Stanley & Co., Inc.	USD	84,658	NZD	102,622	4/16/14	4,299,722
Morgan Stanley & Co., Inc.	USD	167,777	SEK	1,102,598	4/16/14	2,541,818
Morgan Stanley & Co., Inc.	USD	46,529	NZD	54,546	7/15/14	401,988
Royal Bank of Canada	GBP	110,078	USD	180,944	4/16/14	(2,553,015)
Royal Bank of Scotland PLC	AUD	12,188	USD	10,861	4/16/14	(430,980)
Royal Bank of Scotland PLC	CHF	9,362	USD	10,310	4/16/14	(281,408)
Standard Chartered Bank	HKD	1,285,179	USD	165,757	4/16/14	58,749
Standard Chartered Bank	RUB	474,095	USD	13,261	4/16/14	(193,758)
Standard Chartered Bank	USD	41,392	EUR	30,119	4/16/14	99,922
Standard Chartered Bank	USD	9,355	HKD	72,618	4/16/14	7,898
Standard Chartered Bank	USD	63,441	KRW	67,646,647	4/16/14	122,799
Standard Chartered Bank	BRL	72,528	USD	29,096	5/05/14	(2,595,321)
Standard Chartered Bank	USD	59,777	JPY	6,118,308	7/15/14	(466,493)
State Street Bank & Trust Co.	CHF	116,322	USD	131,459	7/15/14	(233,011)
State Street Bank & Trust Co.	USD	101,826	EUR	73,835	7/15/14	(119,854)
UBS AG	CAD	26,122	USD	23,486	4/16/14	(134,540)

						$1,744,170

Schedule of Investments—Tax-Managed International Portfolio	7

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $60,860,335 or 1.5% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2014 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–96.5%
Financials–22.2%
Capital Markets–3.1%
3i Group PLC	79,820	$530,088
Ashmore Group PLC	51,040	282,919
Banca Generali SpA	11,750	387,985
Daiwa Securities Group, Inc.	1,003,000	8,714,309
Deutsche Bank AG (REG)	200,020	8,964,604
GAM Holding AG(a)	23,450	423,327
Intermediate Capital Group PLC	42,750	295,203
Macquarie Group Ltd.	281,712	15,190,446
UBS AG (REG)(a)	732,053	15,148,620

		49,937,501

Commercial Banks–6.9%
Banca Popolare di Milano Scarl(a)	243,010	244,736
Banco do Brasil SA	290,500	2,919,083
Bank Hapoalim BM	962,660	5,495,834
Bank of Georgia Holdings PLC	10,210	424,733
Bank of Queensland Ltd.	39,460	471,466
Chiba Bank Ltd. (The)	64,000	393,934
Danske Bank A/S	224,040	6,233,870
DGB Financial Group, Inc.	26,590	385,487
Hang Seng Bank Ltd.	482,600	7,686,405
KBC Groep NV	150,650	9,277,929
Lloyds Banking Group PLC(a)	10,951,402	13,700,417
Mitsubishi UFJ Financial Group, Inc.	1,791,900	9,867,600
Resona Holdings, Inc.	1,371,100	6,625,880
Seven Bank Ltd.	803,000	3,151,291
Societe Generale SA	249,519	15,359,280
SpareBank 1 SR Bank ASA	59,640	605,313
Sumitomo Mitsui Financial Group, Inc.	112,400	4,817,903
Toronto-Dominion Bank (The)	64,730	3,034,786
UniCredit SpA	2,133,960	19,506,595
Unione di Banche Italiane SCpA	23,370	220,492
Westpac Banking Corp.	53,500	1,720,167

		112,143,201

Consumer Finance–0.1%
Aeon Thana Sinsap Thailand PCL	82,800	223,335
Credito Real SAB de CV	192,300	316,388
International Personal Finance PLC	36,910	315,495

		855,218

Diversified Financial Services–1.2%
Chailease Holding Co., Ltd.	143,100	345,124
Challenger Ltd./Australia	187,180	1,113,657
IG Group Holdings PLC	492,669	5,158,212
ORIX Corp.	885,400	12,478,810

		19,095,803

8	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Insurance–6.1%
Admiral Group PLC	916,622	$21,825,772
AIA Group Ltd.	2,405,400	11,440,433
Anadolu Hayat Emeklilik AS	85,603	187,018
Baloise Holding AG	2,290	288,267
BB Seguridade Participacoes SA	144,000	1,593,583
Direct Line Insurance Group PLC	89,540	354,532
Gjensidige Forsikring ASA	237,170	4,815,484
Insurance Australia Group Ltd.	937,400	4,848,295
Lancashire Holdings Ltd.	651,040	7,424,009
Muenchener Rueckversicherungs AG	79,430	17,356,811
Prudential PLC	746,910	15,815,405
Storebrand ASA(a)	46,670	268,761
Suncorp Group Ltd.	262,406	3,140,318
Swiss Life Holding AG(a)	2,470	607,415
Topdanmark A/S(a)	155,040	4,511,096
Tryg A/S	57,900	5,727,307

		100,204,506

Real Estate Investment Trusts (REITs)–0.4%
Allied Properties Real Estate Investment Trust	9,170	286,174
Australand Property Group	112,120	439,428
Concentradora Fibra Hotelera Mexicana SA de CV	137,850	232,610
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	205,250	241,662
GLP J-Reit	4,803	4,828,136
Granite Real Estate Investment Trust	16,790	617,532
Stockland	3,208	11,175
Vastned Retail NV	8,110	399,168

		7,055,885

Real Estate Management & Development–4.4%
Aeon Mall Co., Ltd.	202,500	5,187,949
CIFI Holdings Group Co., Ltd.	1,912,000	375,409
Country Garden Holdings Co., Ltd.	10,406,000	4,316,588
Countrywide PLC	44,658	487,286
Daito Trust Construction Co., Ltd.	151,600	14,042,404
Global Logistic Properties Ltd.	8,647,833	18,250,709
Hang Lung Group Ltd.	291,800	1,469,062
Hang Lung Properties Ltd.	3,313,000	9,536,684
KWG Property Holding Ltd.	528,500	291,478
Lend Lease Group	740,500	8,155,079
Mitsubishi Estate Co., Ltd.	384,000	9,118,327
NTT Urban Development Corp.	25,600	240,954
Quintain Estates & Development PLC(a)	229,890	394,759
UOL Group Ltd.	87,000	433,865
Wing Tai Holdings Ltd.	198,000	288,780

		72,589,333

Thrifts & Mortgage Finance–0.0%
Paragon Group of Cos. PLC	81,960	563,565

		362,445,012

Company	Shares	U.S. $ Value
Consumer Discretionary–19.8%
Auto Components–2.7%
Cie Generale des Etablissements Michelin–Class B	100,594	$12,575,734
GKN PLC	985,300	6,419,993
Halla Visteon Climate Control Corp.	8,190	375,167
Leoni AG	5,130	375,163
Linamar Corp.	10,800	498,236
Pirelli & C. SpA	24,350	383,042
Plastic Omnium SA	92,961	3,446,869
Sumitomo Rubber Industries Ltd.	29,200	371,420
TS Tech Co., Ltd.	15,600	472,308
Valeo SA	138,872	19,557,815

		44,475,747

Automobiles–3.6%
Honda Motor Co., Ltd.	181,000	6,368,784
Hyundai Motor Co. (Preference Shares)	57,250	7,322,651
Nissan Motor Co., Ltd.	1,141,100	10,170,997
Toyota Motor Corp.	430,200	24,260,615
Volkswagen AG (Preference Shares)	37,920	9,832,486

		57,955,533

Distributors–0.1%
Inchcape PLC	50,370	542,927

Diversified Consumer Services–1.2%
Estacio Participacoes SA	1,047,700	10,555,497
Kroton Educacional SA	427,900	9,410,405

		19,965,902

Hotels, Restaurants & Leisure–3.4%
Flight Centre Travel Group Ltd.	8,620	420,547
J D Wetherspoon PLC	29,720	424,781
Jollibee Foods Corp.	49,350	188,413
Melco Crown Entertainment Ltd. (ADR)(a)	224,660	8,683,109
Merlin Entertainments PLC(a)(b)	783,601	4,925,055
Mitchells & Butlers PLC(a)	52,600	399,840
Sodexo	220,460	23,106,709
Tatts Group Ltd.	903,670	2,433,308
Whitbread PLC	129,134	8,963,374
William Hill PLC	854,113	4,859,433
Yum! Brands, Inc.	20,070	1,513,077

		55,917,646

Household Durables–0.1%
Berkeley Group Holdings PLC	9,300	406,896
Rinnai Corp.	8,100	712,492
Taylor Wimpey PLC	211,740	416,219
Techtronic Industries Co.	137,000	384,285

		1,919,892

Internet & Catalog Retail–0.0%
Qunar Cayman Islands Ltd. (ADR)(a)	12,223	373,902

Leisure Equipment & Products–0.0%
Merida Industry Co., Ltd.	44,000	292,591

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value
Media–2.7%
British Sky Broadcasting Group PLC	166,360	$2,532,179
Cineplex, Inc.	49,130	1,869,651
Havas SA	58,850	440,205
Liberty Global PLC–Series C(a)	260,540	10,606,583
Mediaset Espana Comunicacion SA(a)	27,140	316,313
Metropole Television SA	18,710	407,000
Reed Elsevier PLC	555,470	8,488,411
SKY Perfect JSAT Holdings, Inc.	437,500	2,344,900
Thomson Reuters Corp.	244,750	8,366,443
Wolters Kluwer NV	280,360	7,903,696

		43,275,381

Multiline Retail–0.9%
Canadian Tire Corp., Ltd.–Class A	26,860	2,532,445
Debenhams PLC	484,240	645,587
Dollarama, Inc.	6,980	531,755
Harvey Norman Holdings Ltd.	147,330	451,808
Myer Holdings Ltd.	861,790	1,785,567
Next PLC	78,750	8,666,495
Poundland Group PLC(a)	39,718	251,620

		14,865,277

Specialty Retail–1.9%
Belle International Holdings Ltd.	184,000	182,996
Fielmann AG	21,820	2,932,817
Howden Joinery Group PLC	86,700	538,418
JUMBO SA(a)	22,895	410,037
Komeri Co., Ltd.	13,800	376,462
Mr. Price Group Ltd.	55,710	832,657
Shimamura Co., Ltd.	57,600	4,984,359
Sports Direct International PLC(a)	889,611	12,640,234
United Arrows Ltd.	7,000	259,433
WH Smith PLC	22,810	457,571
World Duty Free SpA(a)	28,220	395,767
Yamada Denki Co., Ltd.	2,015,600	6,717,939

		30,728,690

Textiles, Apparel & Luxury Goods–3.2%
Brunello Cucinelli SpA	11,250	297,981
Cie Financiere Richemont SA	187,725	17,934,902
Eclat Textile Co., Ltd.	53,900	624,925
Hugo Boss AG	50,404	6,711,245
Li & Fung Ltd.	8,658,000	12,830,072
LVMH Moet Hennessy Louis Vuitton SA	32,279	5,849,350
Prada SpA	198,500	1,537,709
Samsonite International SA	2,009,900	6,227,106

		52,013,290

		322,326,778

Industrials–13.0%
Aerospace & Defense–2.3%
Airbus Group NV	245,417	17,576,991
BAE Systems PLC	217,710	1,512,432
MTU Aero Engines AG	7,050	$654,484
QinetiQ Group PLC	566,560	2,140,100
Saab AB–Class B	22,880	699,395
Safran SA	129,640	8,981,395
Thales SA	56,220	3,727,947
Zodiac Aerospace	39,050	1,379,681

		36,672,425

Air Freight & Logistics–0.0%
CTT-Correios de Portugal SA(a)	42,420	465,506

Airlines–0.3%
Air New Zealand Ltd.	194,200	345,027
Qantas Airways Ltd.(a)	3,754,840	3,857,556
Turk Hava Yollari	89,730	276,322

		4,478,905

Building Products–0.0%
Kingspan Group PLC	30,520	580,653
Tarkett SA(a)	5,381	190,891

		771,544

Commercial Services & Supplies–1.2%
Aggreko PLC	55,682	1,394,947
Babcock International Group PLC	447,640	10,052,413
Edenred	253,693	7,958,224
Loomis AB–Class B	19,600	505,263
Rentokil Initial PLC	197,040	404,823

		20,315,670

Construction & Engineering–0.1%
China State Construction International Holdings Ltd.	220,000	373,427
Grana y Montero SA	53,020	184,824
Grana y Montero SA (ADR)(a)	4,615	79,655
Sino-Thai Engineering & Construction PCL	509,140	252,687

		890,593

Electrical Equipment–0.5%
Sumitomo Electric Industries Ltd.	539,300	8,051,098

Industrial Conglomerates–0.7%
DCC PLC	8,190	445,119
Hutchison Whampoa Ltd.	437,000	5,805,427
Toshiba Corp.	1,192,000	5,052,373

		11,302,919

Machinery–0.8%
Andritz AG	6,458	399,307
DMG MORI SEIKI AG	18,540	569,290
IHI Corp.	93,000	391,300
KION Group AG(a)	7,580	355,382
Komatsu Ltd.	336,000	7,044,092
Krones AG	4,670	446,358
KUKA AG	20,580	1,008,418
Melrose Industries PLC	78,666	389,852
Morgan Advanced Materials PLC	115,520	689,662
Nabtesco Corp.	17,500	403,934
Nachi-Fujikoshi Corp.	105,000	691,320

10	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Pfeiffer Vacuum Technology AG	2,060	$251,399
Senior PLC	120,520	616,209

		13,256,523

Marine–0.9%
AP Moeller–Maersk A/S–Class B	706	8,449,938
Nippon Yusen KK	2,076,000	6,029,367
Pacific Basin Shipping Ltd.	628,000	401,817

		14,881,122

Professional Services–4.7%
Bureau Veritas SA	695,900	21,344,053
Capita PLC	950,304	17,376,267
DKSH Holding AG	2,340	186,190
Intertek Group PLC	458,296	23,529,606
SGS SA	5,810	14,329,038
Teleperformance	10,000	579,465

		77,344,619

Road & Rail–1.0%
Central Japan Railway Co.	111,000	12,966,008
East Japan Railway Co.	24,800	1,826,707
Localiza Rent a Car SA	15,540	227,381
National Express Group PLC	128,295	599,799
Nippon Express Co., Ltd.	131,000	640,678

		16,260,573

Trading Companies & Distributors–0.5%
Barloworld Ltd.	32,120	336,383
Mitsubishi Corp.	384,100	7,124,982
Rexel SA	11,270	295,695

		7,757,060

Transportation Infrastructure–0.0%
OHL Mexico SAB de CV(a)	123,610	320,588

		212,769,145

Consumer Staples–11.6%
Beverages–2.7%
Anheuser-Busch InBev NV	93,230	9,818,537
Britvic PLC	251,550	3,113,685
Carlsberg A/S–Class B	62,980	6,260,703
Cott Corp.	74,050	628,303
Diageo PLC	539,730	16,763,516
SABMiller PLC (London)	134,910	6,745,803

		43,330,547

Food & Staples Retailing–3.1%
Alimentation Couche Tard, Inc.–Class B	55,110	4,457,155
Axfood AB	19,190	1,061,450
Clicks Group Ltd.	40,090	249,610
Eurocash SA	14,240	188,218
FamilyMart Co., Ltd.	9,800	430,965
GS Retail Co., Ltd.	10,860	275,853
Jean Coutu Group PJC, Inc. (The)–Class A	88,660	1,752,348
Jeronimo Martins SGPS SA	468,388	$7,859,875
Koninklijke Ahold NV	549,645	11,040,246
MARR SpA	25,360	497,594
Metro, Inc.	6,730	395,095
Olam International Ltd.	10,300,746	18,240,034
Sugi Holdings Co., Ltd.	37,900	1,685,078
Tsuruha Holdings, Inc.	18,600	1,832,455

		49,965,976

Food Products–0.3%
Calbee, Inc.	14,900	351,082
Gruma SAB de CV–Class B(a)	47,380	391,945
Mayora Indah Tbk PT	130,667	347,324
Unilever PLC	95,137	4,068,970
Wei Chuan Foods Corp.	216,000	326,157

		5,485,478

Household Products–1.4%
Henkel AG & Co. KGaA	163,920	16,485,119
LG Household & Health Care Ltd.	13,320	5,758,454
Pigeon Corp.	8,100	364,964

		22,608,537

Tobacco–4.1%
British American Tobacco PLC	591,814	33,014,781
Imperial Tobacco Group PLC	261,160	10,560,679
Japan Tobacco, Inc.	750,800	23,565,657

		67,141,117

		188,531,655

Health Care–8.2%
Biotechnology–0.7%
Actelion Ltd. (REG)(a)	79,260	7,511,337
Basilea Pharmaceutica(a)	4,340	495,865
CSL Ltd.	46,350	2,993,822
Taiwan Liposome Co., Ltd.(a)	19,000	161,392

		11,162,416

Health Care Equipment & Supplies–0.1%
Ansell Ltd.	14,410	246,204
Draegerwerk AG & Co. KGaA (Preference Shares)	3,630	446,546
Ginko International Co., Ltd.	23,000	397,396
Sorin SpA(a)	132,570	396,138

		1,486,284

Health Care Providers & Services–0.6%
Alfresa Holdings Corp.	31,100	2,028,026
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	160,000	361,813
Sonic Healthcare Ltd.	280,430	4,492,784
Suzuken Co., Ltd./Aichi Japan	103,800	4,015,357

		10,897,980

Life Sciences Tools & Services–1.3%
Eurofins Scientific SE	69,780	20,858,885
Horizon Discovery Group PLC(a)	83,728	281,268

		21,140,153

Schedule of Investments—International Portfolio	11

Company	Shares	U.S. $ Value
Pharmaceuticals–5.5%
Astellas Pharma, Inc.	669,500	$7,948,685
AstraZeneca PLC	46,890	3,039,736
Daiichi Sankyo Co., Ltd.	321,600	5,419,107
GlaxoSmithKline PLC	865,470	23,078,044
Kalbe Farma Tbk PT	3,624,500	470,154
Novartis AG	257,890	21,896,905
Orion Oyj–Class B	6,020	181,742
Richter Gedeon Nyrt	22,140	386,197
Roche Holding AG	79,250	23,835,522
Sanofi	34,550	3,610,443

		89,866,535

		134,553,368

Telecommunication Services–6.1%
Diversified Telecommunication Services–4.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,188,668	3,901,524
Deutsche Telekom AG	251,940	4,087,869
Hellenic Telecommunications Organization SA(a)	25,380	418,921
Nippon Telegraph & Telephone Corp.	178,500	9,699,977
Singapore Telecommunications Ltd.	1,080,000	3,131,305
Swisscom AG	15,530	9,541,239
TDC A/S	1,086,940	10,048,381
Telenor ASA	402,700	8,912,891
Telstra Corp., Ltd.	2,133,370	10,059,785
Vivendi SA	563,045	15,671,142
Ziggo NV	67,510	2,998,080

		78,471,114

Wireless Telecommunication Services–1.3%
StarHub Ltd.	443,000	1,482,120
Vodafone Group PLC	5,122,797	18,838,171

		20,320,291

		98,791,405

Materials–5.8%
Chemicals–4.1%
Air Water, Inc.	18,000	248,420
Arkema SA	80,791	9,139,529
Chr Hansen Holding A/S	9,230	366,318
Denki Kagaku Kogyo KK	2,067,000	7,080,874
EMS-Chemie Holding AG (REG)	6,290	2,377,074
Essentra PLC	1,204,947	17,560,654
Fuchs Petrolub SE (Preference Shares)	4,850	487,272
Givaudan SA(a)	3,810	5,893,125
Green Seal Holding Ltd.(a)	49,000	410,311
Hyosung Corp.	9,050	654,701
JSR Corp.	482,600	8,928,497
Kansai Paint Co., Ltd.	41,000	583,701
Koninklijke DSM NV	100,125	6,867,334
Lanxess AG	5,670	427,983
Nippon Shokubai Co., Ltd.	498,000	$5,896,597

		66,922,390

Construction Materials–0.1%
Buzzi Unicem SpA	32,320	603,050
Cementos Pacasmayo SAA	87,420	152,370
Cemex Latam Holdings SA(a)	30,460	253,635
China National Building Material Co., Ltd.–Class H	284,000	285,627

		1,294,682

Containers & Packaging–0.0%
Rexam PLC	47,130	382,985
Smurfit Kappa Group PLC	16,820	407,922

		790,907

Metals & Mining–1.1%
BlueScope Steel Ltd.(a)	72,231	411,653
Dowa Holdings Co., Ltd.	604,139	5,040,224
Mitsubishi Materials Corp.	123,000	348,583
MMC Norilsk Nickel OJSC (ADR)	262,790	4,370,198
Rio Tinto PLC	121,110	6,754,028
Ternium SA (Sponsored ADR)	9,420	278,644

		17,203,330

Paper & Forest Products–0.5%
Mondi PLC	454,860	7,970,812

		94,182,121

Information Technology–4.8%
Communications Equipment–0.0%
Pace PLC	38,280	287,647

Computers & Peripherals–0.4%
Casetek Holdings Ltd.	46,000	251,459
Catcher Technology Co., Ltd.	775,000	5,627,169
Inventec Corp.	427,000	421,495

		6,300,123

Electronic Equipment, Instruments & Components–0.1%
Anritsu Corp.	21,400	245,589
Ju Teng International Holdings Ltd.	594,000	421,369
Largan Precision Co., Ltd.	10,000	475,330
LG Display Co., Ltd.(a)	44,060	1,107,858

		2,250,146

Internet Software & Services–0.7%
SINA Corp./China(a)	4,620	279,094
Telecity Group PLC	958,036	11,163,993

		11,443,087

IT Services–1.5%
Alten SA	8,760	470,410
Amadeus IT Holding SA–Class A	208,800	8,676,699
Computacenter PLC	33,805	371,117
Davis & Henderson Corp.	43,540	1,217,781
Fujitsu Ltd.	1,287,000	7,779,306
Itochu Techno-Solutions Corp.	14,200	599,712

12	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Obic Co., Ltd.	162,500	$5,127,892
Wirecard AG	8,460	351,274

		24,594,191

Semiconductors & Semiconductor Equipment–1.3%
ASM International NV	11,510	461,501
Hermes Microvision, Inc.	13,000	521,923
King Yuan Electronics Co., Ltd.	577,000	479,427
Kinsus Interconnect Technology Corp.	114,000	423,596
Novatek Microelectronics Corp.	370,000	1,700,684
Samsung Electronics Co., Ltd. (GDR) (London)(b)	11,020	6,948,167
Sumco Corp.	581,800	4,507,539
Tokyo Electron Ltd.	88,600	5,506,541

		20,549,378

Software–0.8%
Capcom Co., Ltd.	20,700	392,518
Dassault Systemes	12,700	1,486,096
GameLoft SE(a)	42,700	452,295
Oracle Corp. Japan	83,400	3,781,704
Playtech PLC	132,500	1,495,852
SAP AG	51,381	4,167,800
SDL PLC	52,420	298,007
UBISOFT Entertainment(a)	28,100	502,492

		12,576,764

		78,001,336

Energy–3.3%
Energy Equipment & Services–0.8%
Aker Solutions ASA	414,137	6,445,456
Pason Systems, Inc.	50,280	1,271,668
Saipem SpA	235,690	5,756,684

		13,473,808

Oil, Gas & Consumable Fuels–2.5%
Africa Oil Corp.(a)	29,200	196,013
BG Group PLC	372,546	6,955,174
ENI SpA	257,560	6,458,674
Gazprom OAO (Sponsored ADR)	384,960	2,991,139
Gaztransport Et Technigaz SA(a)	6,514	421,689
Genel Energy PLC(a)	16,150	264,628
Gran Tierra Energy, Inc.(a)	33,990	255,194
JX Holdings, Inc.	2,229,200	10,747,045
KrisEnergy Ltd.(a)	395,000	234,067
Ophir Energy PLC(a)	61,776	247,549
OW Bunker A/S(a)	11,235	352,432
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	47,878	1,749,400
Statoil ASA	339,930	9,591,028

		40,464,032

		53,937,840

Utilities–1.7%
Electric Utilities–0.8%
EDP–Energias de Portugal SA	1,651,290	$7,666,337
Power Assets Holdings Ltd.	526,500	4,569,799

		12,236,136

Gas Utilities–0.0%
Enagas SA	12,830	390,291
ENN Energy Holdings Ltd.	48,000	335,486

		725,777

Independent Power Producers & Energy Traders–0.5%
APR Energy PLC	602,804	8,094,991
Electric Power Development Co., Ltd.	13,300	374,068
Huadian Fuxin Energy Corp. Ltd.–Class H	332,000	181,062

		8,650,121

Multi-Utilities–0.4%
National Grid PLC	484,510	6,657,938

		28,269,972

Total Common Stocks (cost $1,335,695,198)		1,573,808,632

WARRANTS–2.0%
Financials–1.1%
Commercial Banks–0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	16,248	285,601

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	8,642,991

Consumer Finance–0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	2,562,249
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	147,020	1,869,816

		4,432,065

Real Estate Management & Development–0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,738,110	4,708,594

Banks–0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	3,107,760	239,015

		18,308,266

Schedule of Investments—International Portfolio	13

Company	Shares	U.S. $ Value
Information Technology–0.7%
IT Services–0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	$1,239,602
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	99,890	3,560,782

		4,800,384

Semiconductors & Semiconductor Equipment–0.4%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	178,760	6,044,578

		10,844,962

Health Care–0.1%
Pharmaceuticals–0.1%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	20,650	322,079
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	176,900	1,695,445

		2,017,524

Consumer Staples–0.1%
Food & Staples Retailing–0.1%
Olam International Ltd., expiring 1/29/18(a)	2,120,393	1,060,196

Consumer Discretionary–0.0%
Multiline Retail–0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	1,590	212,070

Auto Components–0.0%
Motherson, JPMorgan Chase Bank, NA, expiring 10/26/18(a)	54,090	$231,621

		443,691

Utilities–0.0%
Multi-Utilities–0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	7,106	335,686

Industrials–0.0%
Transportation Infrastructure–0.0%
Adani Ports and Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	96,860	301,129

Total Warrants (cost $27,353,463)		33,311,454

Principal Amount (000)
SHORT-TERM INVESTMENTS–0.8%
Repurchase Agreements–0.8%
State Street Bank & Trust	$12,808	12,808,299
Co. 0.00%, dated 3/31/14 due 4/01/14 in the amount of $12,808,299 (collateralized by $13,455,000 Federal National Mortgage Association, 1.65%, due 11/15/2019, value $13,068,169) (cost $12,808,299)
Total Investments—99.3% (cost $1,375,856,960)		1,619,928,385

Other assets less liabilities—0.7%		11,934,950

Net Assets—100.0%		$1,631,863,335

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	48,297	USD	54,588	6/18/14	$(77,685)
Barclays Bank PLC	USD	73,566	SEK	469,108	6/18/14	(1,174,175)
BNP Paribas SA	GBP	51,540	USD	85,625	6/18/14	(249,838)
BNP Paribas SA	USD	19,536	AUD	21,820	6/18/14	594,126
BNP Paribas SA	USD	33,666	JPY	3,468,312	6/18/14	(49,329)
Credit Suisse International	GBP	26,669	USD	44,118	6/18/14	(317,907)
Deutsche Bank AG	CHF	35,990	USD	41,049	6/18/14	313,509
Goldman Sachs Bank USA	BRL	15,489	USD	6,615	5/05/14	(153,008)
Goldman Sachs Bank USA	RUB	214,961	USD	5,774	6/18/14	(232,091)
Morgan Stanley & Co., Inc.	USD	28,863	NOK	172,217	6/18/14	(187,158)
Morgan Stanley & Co., Inc.	USD	21,845	NZD	25,549	6/18/14	190,512
Royal Bank of Canada	CAD	8,408	USD	7,570	6/18/14	(21,899)
Standard Chartered Bank	BRL	29,710	USD	11,919	5/05/14	(1,063,134)
Standard Chartered Bank	HKD	473,462	USD	61,015	6/18/14	(42,993)
Standard Chartered Bank	USD	36,964	JPY	3,783,979	6/18/14	(288,367)
State Street Bank & Trust Co.	USD	114,696	EUR	82,856	6/18/14	(562,333)
UBS AG	CAD	11,240	USD	10,091	6/18/14	(58,083)

						$(3,379,853)

14	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $29,088,372 or 1.8% of net assets.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2014 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–96.0%
Financials–28.4%
Capital Markets–0.1%
China Cinda Asset Management Co., Ltd.–Class H(a)	1,534,931	$873,821

Commercial Banks–17.7%
Abu Dhabi Commercial Bank PJSC	1,964,200	3,903,801
Banco Bradesco SA (Preference Shares)	516,700	7,102,632
Banco do Brasil SA	2,409,100	24,207,792
Bangkok Bank PCL (NVDR)	1,130,600	6,232,896
Bank Mandiri Persero Tbk PT	7,605,500	6,405,723
Bank of Baroda	579,182	6,990,491
Bank of India	334,434	1,283,506
BankMuscat SAOG	621,700	1,021,718
Canara Bank	215,194	953,589
China Construction Bank Corp.–Class H	28,628,400	20,095,450
China Merchants Bank Co., Ltd.–Class H	3,296,000	6,004,214
Credicorp Ltd.	68,350	9,426,832
DGB Financial Group, Inc.	447,710	6,490,643
First Gulf Bank PJSC	1,174,277	5,212,445
Grupo Financiero Banorte SAB de CV–Class O	1,865,739	12,617,372
Grupo Financiero Santander Mexico SAB de CV (ADR)–Class B	419,337	5,153,652
HDFC Bank Ltd.	916,590	11,555,401
ICICI Bank Ltd.	176,010	3,678,067
ICICI Bank Ltd. (Sponsored ADR)	72,860	3,191,268
Industrial & Commercial Bank of China Ltd.–Class H	35,101,000	21,639,050
Kasikornbank PCL (NVDR)	1,627,300	8,955,083
KB Financial Group, Inc.	215,247	7,552,383
Komercni Banka AS	51,741	12,363,785
Punjab National Bank	406,041	5,037,165
Sberbank of Russia (Sponsored ADR)	1,418,303	13,856,820
Shinhan Financial Group Co., Ltd.	83,690	3,702,967
State Bank of India	102,870	3,306,398
Union Bank of India	941,094	2,162,988

		220,104,131

Consumer Finance–0.9%
Muthoot Finance Ltd.	1,843,751	5,388,058
Shriram Transport Finance Co., Ltd.	498,121	6,347,780

		11,735,838

Insurance–2.1%
AIA Group Ltd.	2,493,400	11,858,973
BB Seguridade Participacoes SA	1,231,600	13,629,562

		25,488,535

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value
Real Estate Management & Development–6.2%
Aldar Properties PJSC	1,566,350	$1,476,491
Ayala Land, Inc.	644,900	431,640
BR Malls Participacoes SA	436,358	3,765,487
China Overseas Land & Investment Ltd.	3,132,000	8,117,565
CIFI Holdings Group Co., Ltd.	13,848,000	2,718,969
Country Garden Holdings Co., Ltd.	17,469,000	7,246,443
Emaar Properties PJSC	2,932,110	7,962,008
Global Logistic Properties Ltd.	8,546,000	18,035,797
Greentown China Holdings Ltd.	2,052,000	2,230,076
Hang Lung Properties Ltd.	3,184,000	9,165,349
KWG Property Holding Ltd.	11,511,300	6,348,700
LPN Development PCL	2,766,600	1,364,538
Pruksa Real Estate PCL	4,115,700	2,575,484
Shimao Property Holdings Ltd.	1,863,000	4,101,236
Supalai PCL	2,651,400	1,454,837

		76,994,620

Thrifts & Mortgage Finance–1.4%
Housing Development Finance Corp.	1,165,525	17,196,225

		352,393,170

Information Technology–19.4%
Communications Equipment–0.3%
BYD Electronic International Co., Ltd.(a)	7,228,500	4,246,811

Computers & Peripherals–2.5%
Asustek Computer, Inc.	128,000	1,268,333
Casetek Holdings Ltd.	803,000	4,389,600
Catcher Technology Co., Ltd.	990,000	7,188,255
Inventec Corp.	13,424,000	13,250,926
Lite-On Technology Corp.	2,912,375	4,354,092

		30,451,206

Electronic Equipment, Instruments & Components–1.7%
Innolux Corp.(a)	4,149,000	1,428,178
Ju Teng International Holdings Ltd.	4,620,000	3,277,311
LG Display Co., Ltd.(a)	489,200	12,300,597
Yageo Corp.(a)	9,099,100	4,176,001

		21,182,087

Internet Software & Services–0.2%
Baidu, Inc. (Sponsored ADR)(a)	18,766	2,859,563

IT Services–2.5%
HCL Technologies Ltd.	408,249	9,535,508
Tata Consultancy Services Ltd.	598,820	21,454,997

		30,990,505

Semiconductors & Semiconductor Equipment–12.2%
Advanced Semiconductor Engineering, Inc.	11,319,794	12,562,329
Advanced Semiconductor Engineering, Inc. (ADR)	1,018,930	5,655,061
King Yuan Electronics Co., Ltd.	7,188,000	5,972,477

Company	Shares	U.S. $ Value
Kinsus Interconnect Technology Corp.	1,220,000	$4,533,221
Novatek Microelectronics Corp.	595,000	2,734,884
Samsung Electronics Co., Ltd.	49,221	62,223,834
Samsung Electronics Co., Ltd. (Preference Shares)	8,400	8,367,884
SK Hynix, Inc.(a)	531,030	18,018,313
Taiwan Semiconductor Manufacturing Co., Ltd.	8,044,120	31,649,931

		151,717,934

		241,448,106

Consumer Discretionary–14.6%
Auto Components–0.9%
Hyundai Mobis	33,212	9,853,956
Xingda International Holdings Ltd.	2,995,000	1,508,151

		11,362,107

Automobiles–3.7%
Hyundai Motor Co.	60,300	14,258,009
Hyundai Motor Co. (Preference Shares)	67,569	8,642,519
Kia Motors Corp.	198,690	11,103,194
Tata Motors Ltd.	640,630	4,327,216
Tata Motors Ltd.–Class A	2,344,640	7,962,521

		46,293,459

Diversified Consumer Services–2.7%
Anhanguera Educacional Participacoes SA	868,300	5,357,514
Estacio Participacoes SA	1,454,700	14,655,990
Kroton Educacional SA	616,800	13,564,707

		33,578,211

Hotels, Restaurants & Leisure–2.3%
Ajisen China Holdings Ltd.	4,165,000	3,797,601
Melco Crown Entertainment Ltd. (ADR)(a)	126,590	4,892,703
MGM China Holdings Ltd.	1,134,000	4,006,470
Yum! Brands, Inc.	215,930	16,278,963

		28,975,737

Household Durables–1.0%
Even Construtora e Incorporadora SA	1,486,700	4,979,692
Rossi Residencial SA(a)	2,161,595	1,724,322
Skyworth Digital Holdings Ltd.	4,524,000	2,496,952
Steinhoff International Holdings Ltd.	624,500	3,020,405

		12,221,371

Media–0.1%
Naspers Ltd.–Class N	13,170	1,451,241

Specialty Retail–1.1%
Chow Tai Fook Jewellery Group Ltd.	4,359,771	6,866,539
Mr. Price Group Ltd.	123,110	1,840,036

16	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Company	Shares	U.S. $ Value
Zhongsheng Group Holdings Ltd.	3,042,500	$4,215,236

		12,921,811

Textiles, Apparel & Luxury Goods–2.8%
Alpargatas SA (Preference Shares)	417,250	2,317,034
Cie Financiere Richemont SA (Johannesburg)	1,847,343	17,720,222
Pacific Textiles Holdings Ltd.	3,118,000	4,092,212
Shenzhou International Group Holdings Ltd.	1,392,000	4,425,362
Yue Yuen Industrial Holdings Ltd.	1,788,000	5,837,907

		34,392,737

		181,196,674

Consumer Staples–9.2%
Beverages–0.7%
SABMiller PLC (Johannesburg)	187,060	9,341,042

Food & Staples Retailing–3.8%
Bizim Toptan Satis Magazalari AS	109,634	1,050,052
Jeronimo Martins SGPS SA	571,216	9,585,401
Lenta Ltd. (GDR)(a)(b)	1,041,234	9,392,972
Magnit OJSC (Sponsored GDR)(b)	177,018	9,694,373
Olam International Ltd.	6,467,181	11,451,753
Wal-Mart de Mexico SAB de CV	2,365,900	5,635,900

		46,810,451

Food Products–1.3%
Gruma SAB de CV–Class B(a)	262,075	2,167,983
JBS SA	942,500	3,223,358
MHP SA (GDR)(b)	352,970	4,641,555
Unilever PLC	145,104	6,206,037

		16,238,933

Household Products–1.3%
Kimberly-Clark de Mexico SAB de CV–Class A	775,939	2,071,271
LG Household & Health Care Ltd.	32,375	13,996,242

		16,067,513

Tobacco–2.1%
British American Tobacco PLC	393,420	21,947,225
Gudang Garam Tbk PT	833,500	3,648,549

		25,595,774

		114,053,713

Energy–8.4%
Oil, Gas & Consumable Fuels–8.4%
BG Group PLC	334,400	6,243,015
China Petroleum & Chemical Corp.–Class H	13,799,100	12,378,345
Gazprom OAO (Sponsored ADR)	2,547,612	19,794,945
KazMunaiGas Exploration Production JSC (GDR)(b)	220,704	3,089,856
Company	Shares	U.S. $ Value
LUKOIL OAO (London) (Sponsored ADR)	362,610	$20,278,964
NovaTek OAO (Sponsored GDR)(b)	103,070	11,348,089
Oil & Natural Gas Corp. Ltd.	573,275	3,064,411
Petroleo Brasileiro SA (Sponsored ADR)	1,590,066	22,054,216
PTT PCL	662,500	6,024,584

		104,276,425

Industrials–4.8%
Airlines–0.5%
Air Arabia PJSC	4,170,300	1,594,277
Turk Hava Yollari	1,510,867	4,652,689

		6,246,966

Commercial Services & Supplies–0.6%
Edenred	256,799	8,055,658

Construction & Engineering–0.2%
IRB Infrastructure Developers Ltd.	1,137,850	1,976,912

Electrical Equipment–0.0%
Amara Raja Batteries Ltd.	11,880	78,470

Industrial Conglomerates–1.7%
Alliance Global Group, Inc.	15,849,300	10,096,628
Bidvest Group Ltd.	256,978	6,789,792
SM Investments Corp.	264,037	4,155,206

		21,041,626

Professional Services–0.3%
51job, Inc. (ADR)(a)	58,664	4,179,810

Road & Rail–0.9%
Globaltrans Investment PLC (Sponsored GDR)(b)	358,272	4,134,459
Localiza Rent a Car SA	453,462	6,635,054

		10,769,513

Transportation Infrastructure–0.6%
Jiangsu Expressway Co., Ltd.–Class H	6,136,000	7,003,130

		59,352,085

Materials–4.7%
Chemicals–0.9%
Hyosung Corp.	99,830	7,221,967
UPL Ltd.	1,103,360	3,431,324

		10,653,291

Construction Materials–0.8%
China National Building Material Co., Ltd.–Class H	6,534,000	6,571,438
Grasim Industries Ltd. (GDR)(b)	35,641	1,717,648
West China Cement Ltd.	13,990,400	1,574,149

		9,863,235

Schedule of Investments—Emerging Markets Portfolio	17

Company	Shares	U.S. $ Value
Metals & Mining–1.6%
KGHM Polska Miedz SA	37,840	$1,364,533
Korea Zinc Co., Ltd.	5,550	1,735,264
MMC Norilsk Nickel OJSC (ADR)	314,030	5,222,319
Real Gold Mining Ltd.(a)(c)(d)	1,788,000	23
Sberbank of Russia (GDR)(b)	170,202	1,554,966
Ternium SA (Sponsored ADR)	151,490	4,481,074
Vale SA (Sponsored ADR) (Local Preference Shares)	372,120	4,632,894
Vale SA (Sponsored ADR)–Class B	88,810	1,228,242

		20,219,315

Paper & Forest Products–1.4%
China Forestry Holdings Co., Ltd.(a)(c)(d)	6,430,000	83
Nine Dragons Paper Holdings Ltd.	5,364,000	4,199,197
Sappi Ltd.(a)	3,946,874	13,871,736

		18,071,016

		58,806,857

Health Care–2.6%
Health Care Providers & Services–0.5%
Bangkok Dusit Medical Services PCL–Class F	45,900	188,184
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	2,857,800	6,462,427

		6,650,611

Pharmaceuticals–2.1%
Glenmark Pharmaceuticals Ltd.	598,508	5,704,990
Lupin Ltd.	209,917	3,270,569
Richter Gedeon Nyrt	411,440	7,176,922
Sun Pharmaceutical Industries Ltd.	971,345	9,370,336

		25,522,817

		32,173,428

Telecommunication Services–2.0%
Diversified Telecommunication Services–0.4%
Telekomunikasi Indonesia Persero TBK PT	23,082,500	4,511,951

Wireless Telecommunication Services–1.6%
China Mobile Ltd.	796,500	7,313,010
SK Telecom Co., Ltd.	38,170	7,746,161
Turkcell Iletisim Hizmetleri AS(a)	990,410	5,547,819

		20,606,990

		25,118,941

Company	Shares	U.S. $ Value
Utilities–1.9%
Electric Utilities–0.3%
Light SA	463,700	$3,831,809

Independent Power Producers & Energy Traders–0.8%
APR Energy PLC	487,664	6,548,789
China Resources Power Holdings Co., Ltd.	1,232,000	3,218,230

		9,767,019

Water Utilities–0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	491,700	4,572,441
Cia de Saneamento de Minas Gerais-COPASA	345,400	5,530,358

		10,102,799

		23,701,627

Total Common Stocks (cost $1,131,052,814)		1,192,521,026

WARRANTS–1.0%
Financials–0.7%
Commercial Banks–0.5%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	348,648	6,128,391

Real Estate Management & Development–0.2%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,103,500	2,989,416

		9,117,807

Industrials–0.3%
Industrial Conglomerates–0.3%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	1,776,110	3,092,730

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	982,467	491,233

Total Warrants (cost $10,227,895)		12,701,770

18	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
CORPORATES-NON-INVESTMENT GRADES–0.0%
Financial Institutions–0.0%
Brokerage–0.0%
Bank Muscat 4.50%, 3/20/17 (cost $0)	U.S.$	92	$229

SHORT-TERM INVESTMENTS–2.6%
Repurchase Agreements–2.6%
State Street Bank & Trust Co.		32,381	32,380,709
0.00%, dated 3/31/14 due 4/01/14 in the amount of $32,380,709 (collateralized by $32,625,000 U.S. Treasury Note, 1.75% due 10/31/2018, value $33,032,813) (cost $32,380,709)
Total Investments—99.6% (cost $1,173,661,418)			1,237,603,734

Other assets less liabilities—0.4%			5,329,696

Net Assets—100.0%			$1,242,933,430

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $45,573,918 or 3.7% of net assets.
(c)	Fair valued by the Adviser.
(d)	Illiquid security.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	19

SCB–ST–1946–0314

Sanford C. Bernstein Fund, Inc.

March 31, 2014

Schedule of Investments To the Semi-Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2014 (unaudited)

	Principal Amount (000)			U.S. $ Value
CORPORATES-INVESTMENT GRADES–21.8%
Industrial–11.1%
Basic–1.8%
Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$		6,088	$6,134,427
Basell Finance Co. BV 8.10%, 3/15/27(a)			3,560	4,644,935
Cia Minera Milpo SAA 4.625%, 3/28/23(a)			5,011	4,647,613
Dow Chemical Co. (The) 4.375%, 11/15/42			2,674	2,468,324
7.375%, 11/01/29			700	905,664
8.55%, 5/15/19			3,226	4,130,719
Gerdau Trade, Inc. 4.75%, 4/15/23(a)(b)			10,000	9,340,658
5.75%, 1/30/21(a)			193	197,825
Glencore Funding LLC 4.125%, 5/30/23(a)			6,785	6,480,252
International Paper Co. 4.75%, 2/15/22			3,860	4,173,617
7.95%, 6/15/18			2,151	2,630,776
LyondellBasell Industries NV 5.75%, 4/15/24			6,074	6,997,169
Minsur SA 6.25%, 2/07/24(a)			7,730	8,117,612
Rio Tinto Finance USA PLC 2.875%, 8/21/22			5,160	4,911,262
3.50%, 3/22/22			2,202	2,202,835
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)(b)			4,581	4,129,626

				72,113,314

Capital Goods–0.8%
Embraer SA 5.15%, 6/15/22(b)			3,276	3,398,850
Odebrecht Finance Ltd. 5.125%, 6/26/22(a)			4,255	4,244,363
Owens Corning 6.50%, 12/01/16(c)			8,371	9,243,451
Republic Services, Inc. 3.80%, 5/15/18			8	8,481
5.25%, 11/15/21			4,903	5,481,034
5.50%, 9/15/19			6,718	7,617,372
United Technologies Corp. 4.875%, 5/01/15			5	5,237

				29,998,788

	Principal Amount (000)			U.S. $ Value
Communications-Media–1.5%
21st Century Fox America, Inc. 6.15%, 2/15/41		U.S.$	5,925	$6,968,843
6.55%, 3/15/33			3,525	4,219,971
CBS Corp. 8.875%, 5/15/19			10	12,821
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 1.75%, 1/15/18			15	14,766
3.80%, 3/15/22			8,490	8,401,186
4.60%, 2/15/21			3,225	3,402,578
4.75%, 10/01/14			4,555	4,644,064
Globo Comunicacao e Participacoes SA 5.307%, 5/11/22(a)(d)			3,075	3,247,969
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)			5,187	5,238,870
Omnicom Group, Inc. 3.625%, 5/01/22			3,557	3,532,453
SES Global Americas Holdings GP 2.50%, 3/25/19(a)			2,878	2,860,438
Time Warner Cable, Inc. 4.00%, 9/01/21			12	12,449
4.125%, 2/15/21			9,385	9,824,978
7.50%, 4/01/14			5,297	5,297,000
8.75%, 2/14/19			10	12,650

				57,691,036

Communications-Telecommunications–1.5%
American Tower Corp. 5.05%, 9/01/20			10,745	11,564,876
AT&T, Inc. 1.40%, 12/01/17			16	15,831
4.30%, 12/15/42			2,827	2,504,943
5.35%, 9/01/40			2,103	2,149,127
5.80%, 2/15/19			50	57,734
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)			10,746	10,809,358
Rogers Communications, Inc. 4.00%, 6/06/22		CAD	1,130	1,041,655
Telefonica Emisiones SAU 5.462%, 2/16/21		U.S.$	4,705	5,172,352
Verizon Communications, Inc. 5.15%, 9/15/23			8,226	9,001,868
6.55%, 9/15/43			12,928	15,732,536

				58,050,280

Consumer Cyclical-Automotive–0.7%
Ford Motor Credit Co. LLC 5.00%, 5/15/18			11,532	12,728,203

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
5.875%, 8/02/21	U.S.$	4,933	$5,676,082
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		9,394	9,715,792

			28,120,077

Consumer Cyclical-Entertainment–0.3%
Time Warner, Inc. 4.70%, 1/15/21		5,650	6,179,292
7.625%, 4/15/31		5	6,661
Viacom, Inc. 5.25%, 4/01/44		3,368	3,441,234
5.625%, 9/15/19		2,220	2,513,153

			12,140,340

Consumer Cyclical-Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19		25	28,248

Consumer Cyclical-Retailers–0.1%
Dollar General Corp. 4.125%, 7/15/17		2,031	2,172,199
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		36	37,117

			2,209,316

Consumer Non-Cyclical–0.9%
Ahold Finance USA LLC 6.875%, 5/01/29		10,311	12,557,241
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,363	5,635,526
8.50%, 6/15/19		5	6,170
Kroger Co. (The) 3.40%, 4/15/22		8,097	8,010,233
Reynolds American, Inc. 3.25%, 11/01/22		5,431	5,109,490
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		3,518	3,619,431

			34,938,091

Energy–1.7%
Anadarko Petroleum Corp. 6.45%, 9/15/36		3,420	4,045,152
Encana Corp. 3.90%, 11/15/21		3,815	3,915,014
Hess Corp. 7.875%, 10/01/29		765	1,004,702
Nabors Industries, Inc. 5.10%, 9/15/23(a)		5,655	5,880,850
National Oilwell Varco, Inc. 2.60%, 12/01/22		14	13,293
Noble Energy, Inc. 8.25%, 3/01/19		10,609	13,210,412
Noble Holding International Ltd. 3.95%, 3/15/22		2,750	2,726,919
4.90%, 8/01/20		975	1,040,336
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)	U.S.$	6,968	$7,306,824
Transocean, Inc. 6.375%, 12/15/21		21	23,603
6.50%, 11/15/20		8,310	9,331,524
Valero Energy Corp. 6.125%, 2/01/20		6,995	8,122,384
Weatherford International Ltd./Bermuda 9.625%, 3/01/19		6,870	8,918,517

			65,539,530

Technology–0.9%
Baidu, Inc. 2.25%, 11/28/17		1,787	1,790,093
3.25%, 8/06/18		5,453	5,567,884
Hewlett-Packard Co. 4.65%, 12/09/21		2,366	2,502,942
Motorola Solutions, Inc.
3.50%, 3/01/23		6,867	6,564,625
7.50%, 5/15/25		985	1,191,634
Telefonaktiebolaget LM Ericsson 4.125%, 5/15/22		12,280	12,543,689
Total System Services, Inc.
2.375%, 6/01/18		2,940	2,898,984
3.75%, 6/01/23		3,042	2,888,717

			35,948,568

Transportation-Airlines–0.3%
Southwest Airlines Co.
5.25%, 10/01/14		6,475	6,617,547
5.75%, 12/15/16		4,235	4,702,252

			11,319,799

Transportation-Services–0.6%
Asciano Finance Ltd.
3.125%, 9/23/15(a)		6,813	6,985,648
5.00%, 4/07/18(a)		6,572	7,057,132
Ryder System, Inc.
5.85%, 11/01/16		3,664	4,062,530
7.20%, 9/01/15		3,547	3,848,034

			21,953,344

			430,050,731

Financial Institutions–7.9%
Banking–4.4%
American Express Co. 2.65%, 12/02/22		17	16,150
Bank of America Corp.
5.625%, 7/01/20		2,100	2,389,691
5.70%, 1/24/22		2,395	2,747,843
5.875%, 2/07/42		4,843	5,599,864
7.375%, 5/15/14		6,805	6,859,767
7.625%, 6/01/19		5	6,154

2	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value
Series 1
3.75%, 7/12/16		U.S.$	25	$26,438
Series B
5.30%, 9/30/15			30	31,868
Series L
5.65%, 5/01/18			5,700	6,443,474
Barclays Bank PLC 6.625%, 3/30/22(a)		EUR	3,510	5,875,977
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		U.S.$	5	5,342
BNP Paribas SA 5.186%, 6/29/15(a)			2,654	2,723,668
BPCE SA 5.70%, 10/22/23(a)			7,627	7,928,038
Compass Bank 5.50%, 4/01/20			14,784	15,607,587
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22			1,581	1,570,200
Countrywide Financial Corp. 6.25%, 5/15/16			5,826	6,390,044
Credit Suisse AG 6.50%, 8/08/23(a)			8,241	9,009,910
Danske Bank A/S 5.684%, 2/15/17		GBP	4,665	8,046,348
Goldman Sachs Group, Inc. (The)
3.625%, 2/07/16		U.S.$	12	12,567
5.25%, 7/27/21			6	6,642
5.625%, 1/15/17			10	11,040
Series D
6.00%, 6/15/20			12,435	14,279,222
JPMorgan Chase & Co. 6.125%, 6/27/17			50	56,679
Macquarie Bank Ltd. 5.00%, 2/22/17(a)			2,532	2,762,655
Macquarie Group Ltd. 4.875%, 8/10/17(a)			6,132	6,616,900
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)			9,696	9,738,808
Morgan Stanley
3.75%, 2/25/23			8	7,949
4.75%, 4/01/14			65	65,000
7.25%, 4/01/32			15	19,554
Series G
5.50%, 7/24/20			6,730	7,594,637
Murray Street Investment Trust I 4.647%, 3/09/17			1,107	1,195,707
National Capital Trust II Delaware 5.486%, 3/23/15(a)			3,116	3,186,110
Nationwide Building Society 6.25%, 2/25/20(a)	U.S.$		13,470	$15,703,326
PNC Funding Corp. 5.125%, 2/08/20			5	5,628
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)			3,880	4,069,150
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)			2,894	3,393,215
Skandinaviska Enskilda Banken AB 5.471%, 3/23/15(a)			1,268	1,293,360
Standard Chartered PLC 4.00%, 7/12/22(a)			6,689	6,814,084
UBS AG/Stamford CT 7.625%, 8/17/22			5,982	7,016,204
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)			5,567	5,998,632

				171,125,432

Finance–0.0%
General Electric Capital Corp. Series G 5.625%, 5/01/18			20	22,858
HSBC Finance Corp. 6.676%, 1/15/21			110	128,363

				151,221

Insurance–2.3%
Allied World Assurance Co., Holdings Ltd. 7.50%, 8/01/16			3,185	3,622,030
American International Group, Inc. 4.875%, 6/01/22			6,703	7,339,933
6.40%, 12/15/20			5,975	7,118,866
Coventry Health Care, Inc. 5.95%, 3/15/17			2,515	2,832,956
6.125%, 1/15/15			965	1,005,968
6.30%, 8/15/14			7,810	7,968,902
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)			4,804	6,544,974
Hartford Financial Services Group, Inc. (The) 4.00%, 3/30/15			2,705	2,795,531
5.125%, 4/15/22			3,400	3,782,850
5.50%, 3/30/20			6,904	7,819,215
6.10%, 10/01/41			5	6,034
Humana, Inc. 6.45%, 6/01/16			1,111	1,234,029
Lincoln National Corp. 8.75%, 7/01/19			3,071	3,959,483

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
MetLife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$	5,200	$6,136,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,746,633
7.717%, 2/15/19		2,169	2,697,731
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		4,260	6,264,918
Prudential Financial, Inc. 4.50%, 11/15/20		8	8,674
5.625%, 6/15/43		8,035	8,195,700
XLIT Ltd. 5.25%, 9/15/14		7,525	7,680,203
6.25%, 5/15/27		5	5,771

			88,766,401

Other Finance–0.3%
ORIX Corp. 4.71%, 4/27/15		9,573	9,985,855

REITS–0.9%
ERP Operating LP 5.25%, 9/15/14		5	5,103
HCP, Inc. 5.375%, 2/01/21		12,835	14,370,477
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	14,121,153
Trust F/1401 5.25%, 12/15/24(a)(b)		5,937	5,922,157

			34,418,890

			304,447,799

Utility–2.6%
Electric–0.5%
CMS Energy Corp. 5.05%, 3/15/22		1,476	1,641,731
Constellation Energy Group, Inc. 5.15%, 12/01/20		2,362	2,579,711
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,273
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		6,760	8,086,339
TECO Finance, Inc. 4.00%, 3/15/16		2,925	3,094,603
5.15%, 3/15/20		3,625	4,008,978

			19,415,635

Natural Gas–2.1%
DCP Midstream LLC 5.35%, 3/15/20(a)		3,019	3,244,166
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,547,096
7.50%, 7/01/38		8,376	10,335,105
Enterprise Products Operating LLC 3.35%, 3/15/23	U.S.$	5	$4,877
5.20%, 9/01/20		2,133	2,380,859
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	12,794,929
4.15%, 3/01/22		3,287	3,327,986
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		12,130	12,109,876
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	13,260,800
Williams Cos., Inc. (The) 3.70%, 1/15/23		8,843	8,024,881
Williams Partners LP 3.35%, 8/15/22		13	12,453
5.25%, 3/15/20		10,223	11,256,096

			81,299,124

			100,714,759

Non Corporate Sectors–0.2%
Agencies-Not Government Guaranteed–0.2%
CNOOC Finance 2013 Ltd. 3.00%, 5/09/23		8,893	8,045,746

Total Corporates–Investment Grades (cost $791,557,232)			843,259,035

MORTGAGE PASS-THROUGHS–21.4%
Agency Fixed Rate 30-Year–17.7%
Federal Home Loan Mortgage Corp. Gold 4.50%, 5/01/39–4/01/41		42,547	45,379,545
5.00%, 8/01/33		6	6,381
Series 2007
4.50%, 1/01/37–3/01/37		620	659,661
5.50%, 7/01/35		3,497	3,874,642
Series 2013
3.50%, 6/01/43		37,934	38,153,078
Federal National Mortgage Association 3.00%, 5/01/38–9/01/43		63,258	61,143,070
3.50%, 12/01/40–7/01/43		555	559,583
3.50%, 4/01/44, TBA		178,014	179,070,958
4.00%, 12/01/41		146	151,296
4.00%, 4/01/44, TBA		134,305	139,593,259
4.50%, 4/25/44, TBA		57,125	60,936,311
5.00%, 4/25/44, TBA		29,120	31,747,626
5.50%, 11/01/33–9/01/36		4,250	4,721,789
6.50%, 8/01/31–8/01/34		15	16,876
Series 2003
5.50%, 4/01/33–7/01/33		10,959	12,185,249

4	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2004
5.50%, 4/01/34–11/01/34	U.S.$	9,545	$10,612,213
Series 2005
4.50%, 8/01/35		9,123	9,748,724
5.50%, 2/01/35		8,996	9,996,175
Series 2006
5.50%, 4/01/36		1,856	2,056,279
Series 2007
4.50%, 9/01/35		8,736	9,350,481
Series 2011
3.50%, 2/01/41–10/01/41		1,345	1,356,397
Series 2012
3.50%, 5/01/42–1/01/43		60,043	60,512,689
Series 2013
3.50%, 2/01/43		1,151	1,161,275
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	574

			682,994,131

Agency Fixed Rate 15-Year–2.8%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17		4	3,900
Federal National Mortgage Association 2.50%, 4/01/29, TBA		98,332	98,255,183
3.00%, 4/12/29, TBA		7,435	7,637,139

			105,896,222

Agency ARMs–0.9%
Federal Home Loan Mortgage Corp. 2.469%, 5/01/38(e)		12,243	13,037,453
2.609%, 9/01/37(e)		6,891	7,365,323
2.62%, 5/01/35(c)		3,405	3,594,606
Series 2006
2.337%, 3/01/34(e)		2,901	3,109,845
2.686%, 12/01/36(c)		2	1,935
Series 2007
2.80%, 3/01/37(c)		3	2,793
Federal National Mortgage Association
Series 2007
2.311%, 10/01/37(c)		1,616	1,721,993
2.332%, 3/01/34(e)		3,704	3,929,725
2.633%, 8/01/37(e)		3,301	3,520,760

			36,284,433

Total Mortgage Pass-Throughs (cost $817,202,831)			825,174,786

GOVERNMENTS-TREASURIES–17.3%
Brazil–1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	121,745	$50,796,837

United States–16.0%
U.S. Treasury Bonds 3.625%, 8/15/43–2/15/44	U.S.$	20,799	21,046,123
3.75%, 11/15/43		10,205	10,565,359
4.50%, 2/15/36		31,370	36,820,538
4.625%, 2/15/40		90,608	108,630,835
4.75%, 2/15/37		5	6,077
5.375%, 2/15/31		35	44,773
8.125%, 8/15/19–8/15/21		986	1,355,091
U.S. Treasury Notes 0.875%, 11/30/16(f)		59,635	59,840,025
1.00%, 8/31/16		27,705	27,949,580
1.50%, 1/31/19		63,930	63,370,612
1.75%, 10/31/20–5/15/23		68,631	64,116,558
2.00%, 11/15/21		9,093	8,823,047
2.125%, 8/15/21		630	619,122
2.50%, 8/15/23		112,915	111,300,654
2.625%, 7/31/14		15	15,127
2.75%, 11/15/23–2/15/24		102,783	103,058,896

			617,562,417

Total Governments–Treasuries (cost $657,896,352)			668,359,254

ASSET-BACKED SECURITIES–15.7%
Autos-Fixed Rate–9.2%
Ally Auto Receivables Trust Series 2013-SN1, Class A3 0.72%, 5/20/16		16,829	16,864,558
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19		11,565	11,621,541
Series 2014-1, Class A2 1.29%, 1/15/19		13,416	13,414,139
AmeriCredit Automobile Receivables Trust Series 2012-4, Class A2 0.49%, 4/08/16		4,049	4,048,799
Series 2013-1, Class A2 0.49%, 6/08/16		4,418	4,417,726
Series 2013-3, Class A3 0.92%, 4/09/18		15,000	15,005,921
Series 2013-4, Class A3 0.96%, 4/09/18		5,735	5,745,281
Series 2013-5, Class A2A 0.65%, 3/08/17		3,844	3,846,060

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)	U.S.$	9,815	$9,812,631
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)		16,846	17,261,640
Series 2014-1A, Class A 2.46%, 7/20/20(a)		6,834	6,779,567
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		7,960	8,007,115
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16		11,960	12,010,579
Series 2014-1, Class B 2.22%, 1/22/19		1,960	1,960,430
Capital Auto Receivables Asset Trust/Ally Series 2013-1, Class A2 0.62%, 7/20/16		8,726	8,726,842
CarMax Auto Owner Trust Series 2012-1, Class A3 0.89%, 9/15/16		4,273	4,284,138
Series 2012-3, Class A2 0.43%, 9/15/15		1,053	1,053,424
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		3,059	3,058,973
Exeter Automobile Receivables Trust Series 2012-2A, Class A 1.30%, 6/15/17(a)		4,014	4,022,229
Series 2013-1A, Class A 1.29%, 10/16/17(a)		3,499	3,505,846
Series 2014-1A, Class A 1.29%, 5/15/18(a)		4,997	5,009,857
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		8,787	8,792,507
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		3,157	3,155,342
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	2,071	1,875,086
Series 2013-R1A, Class A2 1.676%, 9/15/16(a)	CAD	7,178	$6,506,931
Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		3,365	3,045,401
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		14,310	12,944,369
Ford Credit Auto Lease Trust Series 2012-B, Class A2 0.54%, 11/15/14	U.S.$	323	323,409
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		8,095	8,141,061
Series 2012-D, Class B 1.01%, 5/15/18		3,805	3,763,988
Ford Credit Floorplan Master Owner Trust Series 2012-4, Class A1 0.74%, 9/15/16		8,352	8,363,323
Series 2013-1, Class A1 0.85%, 1/15/18		7,511	7,520,449
Series 2014-1, Class A1 1.20%, 2/15/19		9,394	9,393,508
Harley-Davidson Motorcycle Trust Series 2012-1, Class A3 0.68%, 4/15/17		7,098	7,109,191
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)		7,345	7,341,651
Series 2013-1A, Class A2 1.83%, 8/25/19(a)		21,065	20,710,000
Hyundai Auto Lease Securitization Trust Series 2013-A, Class A3 0.66%, 6/15/16(a)		11,952	11,971,668
Hyundai Auto Receivables Trust Series 2012-B, Class C 1.95%, 10/15/18		3,525	3,592,751
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		10,040	10,066,833

6	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A3 0.59%, 2/15/16	U.S.$	7,452	$7,459,316
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		19,143	19,183,526
Navistar Financial Corp. Owner Trust Series 2012-A, Class A2 0.85%, 3/18/15(a)		560	560,309
Nissan Auto Lease Trust Series 2012-B, Class A2A 0.45%, 6/15/15		2,264	2,264,887
Santander Drive Auto Receivables Trust Series 2012-6, Class A2 0.47%, 9/15/15		196	196,283
Series 2013-3, Class C 1.81%, 4/15/19		10,790	10,811,878
Series 2013-4, Class A3 1.11%, 12/15/17		12,250	12,314,772
Series 2013-5, Class A2A 0.64%, 4/17/17		5,847	5,849,669
SMART Trust/Australia Series 2012-4US, Class A2A 0.67%, 6/14/15		2,513	2,513,477

			356,228,881

Credit Cards-Fixed Rate–3.0%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		25,775	25,843,142
Series 2012-5, Class A 0.59%, 5/15/18		13,910	13,919,748
Cabela’s Master Credit Card Trust Series 2013-1A, Class A 2.71%, 2/17/26(a)		11,045	10,482,628
Chase Issuance Trust
Series 2013-A1, Class A1
1.30%, 2/18/20		14,845	14,626,483
Series 2014-A2, Class A2
2.77%, 3/15/23		9,655	9,648,977
Citibank Credit Card Issuance Trust Series 2012-A1, Class A1 0.55%, 10/10/17	U.S.$	14,150	$14,153,872
Discover Card Execution Note Trust Series 2012-A1, Class A1 0.81%, 8/15/17		6,972	6,996,339
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		8,266	8,304,420
World Financial Network Credit Card Master Trust
Series 2012-B, Class A
1.76%, 5/17/21		7,890	7,875,948
Series 2013-A, Class A
1.61%, 12/15/21		4,353	4,302,935

			116,154,492

Autos-Floating Rate–1.2%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(c)		9,336	9,360,798
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.647%, 6/20/17(c)		19,000	19,061,978
Hertz Fleet Lease Funding LP
Series 2013-3, Class A
0.704%, 12/10/27(a)(c)		9,343	9,372,816
Series 2014-1, Class A
0.572%, 4/10/28(a)(c)		7,735	7,735,000

			45,530,592

Credit Cards-Floating Rate–1.1%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.53%, 12/16/19(c)		11,414	11,414,137
Cabela’s Master Credit Card Trust Series 2014-1, Class A 0.504%, 3/16/20(c)		1,880	1,880,156
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(c)		8,650	8,649,999
Gracechurch Card Funding PLC Series 2012-1A, Class A1 0.855%, 2/15/17(a)(c)		12,465	12,515,870

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value
World Financial Network Credit Card Master Trust Series 2014-A, Class A
0.535%, 12/15/19(c)	U.S.$	8,125	$8,125,284

			42,585,446

Other ABS-Fixed Rate–0.9%
CIT Equipment Collateral Series 2012-VT1, Class A3
1.10%, 8/22/16(a)		2,993	2,998,074
Series 2013-VT1, Class A3
1.13%, 7/20/20(a)		9,581	9,642,843
CNH Equipment Trust
Series 2012-A, Class A3
0.94%, 5/15/17		3,771	3,782,221
Series 2013-C, Class A2
0.63%, 1/17/17		8,070	8,077,567
Series 2013-D, Class A2
0.49%, 3/15/17		9,498	9,500,531
GE Equipment Midticket LLC Series 2011-1, Class A3
1.00%, 8/24/15		1,360	1,361,725

			35,362,961

Home Equity Loans-Floating Rate–0.3%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 0.904%, 12/25/32(c)		1,418	1,358,628
GSAA Home Equity Trust Series 2006-5, Class 2A3 0.424%, 3/25/36(c)		8,828	6,152,245
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.417%, 1/20/35(c)		1,754	1,743,853
Residential Asset Securities Corp. Trust Series 2003-KS3, Class A2 0.754%, 5/25/33(c)		169	152,063

			9,406,789

Home Equity Loans-Fixed Rate–0.0%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		1,317	1,344,448

Total Asset-Backed Securities (cost $607,596,529)			606,613,609

COMMERCIAL MORTGAGE-BACKED SECURITIES–11.2%
Non-Agency Fixed Rate CMBS–10.7%
Banc of America Commercial Mortgage Trust
Series 2006-5, Class A1A
5.415%, 9/10/47	U.S.$	13,283	$14,481,608
Series 2007-4, Class A1A
5.774%, 2/10/51		16,199	18,173,977
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW12, Class A4 5.712%, 9/11/38		18,895	20,567,850
CGRBS Commercial Mortgage Trust Series 2013-VN05 3.369%, 3/13/23(a)		11,325	10,971,920
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.783%, 3/15/49		3,226	3,481,664
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.771%, 5/15/46		4,489	4,973,422
Commercial Mortgage Pass-Through Certificates Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		5,344	5,176,564
Credit Suisse Commercial Mortgage Trust
Series 2006-C3, Class A3
5.792%, 6/15/38		25,493	27,625,489
Series 2006-C3, Class AJ
5.792%, 6/15/38		4,255	4,237,137
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		12,228	12,491,470
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		7,662	7,359,329

8	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A4
4.799%, 8/10/42	U.S.$	5,840	$5,937,680
Series 2007-GG9, Class A4
5.444%, 3/10/39		20,412	22,362,585
Series 2007-GG9, Class AM
5.475%, 3/10/39		7,256	7,805,488
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		12,997	12,991,640
GS Mortgage Securities Trust
Series 2006-GG6, Class AJ
5.579%, 4/10/38		5,000	5,102,690
Series 2013-G1, Class A1
2.059%, 4/10/31(a)		917	884,175
Series 2013-G1, Class A2
3.557%, 4/10/31(a)		6,804	6,481,242
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2007-CB18, Class A1A
5.431%, 6/12/47		20,361	22,282,827
Series 2007-CB19, Class AM
5.698%, 2/12/49		4,080	4,430,525
Series 2007-CB20, Class A1A
5.746%, 2/12/51		17,947	20,045,159
Series 2007-LD12, Class A4
5.882%, 2/15/51		13,115	14,620,355
Series 2007-LD12, Class AM
6.032%, 2/15/51		3,522	3,928,667
Series 2007-LDPX, Class A1A
5.439%, 1/15/49		18,060	19,890,407
Series 2007-LDPX, Class A3
5.42%, 1/15/49		50	54,836
Series 2010-C2, Class A1
2.749%, 11/15/43(a)		7,755	7,951,483
Merrill Lynch Mortgage Trust
Series 2005-CIP1, Class A2
4.96%, 7/12/38	U.S.$	352	$351,340
Series 2006-C2, Class A1A
5.739%, 8/12/43		7,171	7,862,977
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class A1A
5.166%, 12/12/49		26,812	29,131,829
Series 2007-9, Class A4
5.70%, 9/12/49		21,260	23,749,142
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		16,447	18,397,492
Motel 6 Trust Series 2012-MTL6, Class A2 1.948%, 10/05/25(a)		9,011	8,941,705
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 8/10/49		4,728	4,602,663
Series 2012-C4, Class A5
2.85%, 12/10/45		9,467	9,010,660
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.717%, 5/15/43		17,871	19,472,650
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		9,893	9,736,775

			415,567,422

Non-Agency Floating Rate CMBS–0.5%
Extended Stay America Trust Series 2013-ESFL, Class A2FL 0.855%, 12/05/31(a)(c)		6,130	6,105,962

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)			U.S. $ Value
GS Mortgage Securities Corp. II Series 2013-KYO, Class A 1.004%, 11/08/29(a)(c)		U.S.$	12,460	$12,459,999

				18,565,961

Total Commercial Mortgage-Backed Securities (cost $434,782,159)				434,133,383

AGENCIES–4.8%
Agency Debentures–4.8%
Federal National Mortgage Association
6.25%, 5/15/29			9,730	12,794,453
6.625%, 11/15/30			74,395	102,225,128
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			81,666	69,970,939

Total Agencies (cost $166,042,418)				184,990,520

CORPORATES-NON-INVESTMENT GRADES–2.6%
Financial Institutions–1.5%
Banking–1.2%
ABN AMRO Bank NV 4.31%, 3/10/16		EUR	2,695	3,759,175
Bank of America Corp. Series U 5.20%, 6/01/23		U.S.$	4,575	4,300,500
Barclays Bank PLC 7.625%, 11/21/22			7,761	8,556,503
Citigroup, Inc. 5.95%, 1/30/23			6,502	6,355,705
Credit Agricole SA 7.875%, 1/23/24(a)			1,382	1,461,465
Credit Suisse Group AG 7.50%, 12/11/23(a)			1,557	1,691,291
HBOS Capital Funding LP 4.939%, 5/23/16		EUR	3,542	4,723,486
6.071%, 6/30/14(a)		U.S.$	4,069	4,074,086
LBG Capital No.1 PLC 8.00%, 6/15/20(a)			5,885	6,317,548
Societe Generale SA 4.196%, 1/26/15		EUR	2,100	2,920,259
5.922%, 4/05/17(a)(b)		U.S.$	1,160	1,234,003

				45,394,021

Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)			4,965	5,557,581
SLM Corp. 7.25%, 1/25/22			875	964,688
Series A 5.375%, 5/15/14	U.S.$		6,690	$6,723,450

				13,245,719

				58,639,740

Industrial–0.8%
Communications-Media–0.1%
Sirius XM Holdings, Inc. 4.625%, 5/15/23(a)			4,465	4,208,263

Communications-Telecommunications–0.4%
Sprint Corp. 7.875%, 9/15/23(a)			4,280	4,708,000
T-Mobile USA, Inc. 6.625%, 4/01/23			4,030	4,271,800
Telecom Italia Capital SA 7.175%, 6/18/19			5,770	6,613,862

				15,593,662

Consumer Cyclical-Automotive–0.0%
Dana Holding Corp. 6.00%, 9/15/23			1,544	1,607,690

Consumer Cyclical-Other–0.1%
MCE Finance Ltd. 5.00%, 2/15/21(a)			2,225	2,225,000

Energy–0.2%
Cimarex Energy Co. 5.875%, 5/01/22			3,528	3,827,880
Denbury Resources, Inc. 4.625%, 7/15/23			4,432	4,121,760

				7,949,640

				31,584,255

Utility–0.3%
Natural Gas–0.3%
ONEOK, Inc. 4.25%, 2/01/22			7,942	7,607,054
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23			1,196	1,112,280

				8,719,334

Total Corporates–Non-Investment Grades (cost $88,925,679)				98,943,329

QUASI-SOVEREIGNS–2.1%
Quasi-Sovereign Bonds–2.1%
Chile–0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			2,510	2,593,763

10	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
China–0.3%
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)	U.S.$	9,780	$9,832,396

Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		7,987	8,066,870

Kazakhstan–0.2%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		7,742	8,729,105

Malaysia–0.4%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		12,990	14,610,022

Mexico–0.3%
Petroleos Mexicanos 3.50%, 7/18/18		5,565	5,773,688
4.875%, 1/18/24		6,590	6,804,175

			12,577,863

South Korea–0.3%
Korea National Oil Corp. 3.125%, 4/03/17(a)		12,315	12,833,486

United Arab Emirates–0.3%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)		12,650	13,472,250

Total Quasi–Sovereigns (cost $77,995,270)			82,715,755

INFLATION-LINKED SECURITIES–2.1%
United States–2.1%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $79,599,039)		77,982	80,089,929

COLLATERALIZED MORTGAGE OBLIGATIONS–1.6%
Non-Agency Floating Rate–1.0%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.344%, 12/25/36(c)		9,308	5,712,207
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.554%, 1/25/24(c)		2,688	2,824,348
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.404%, 3/25/35(c)		4,825	4,094,081
IndyMac Index Mortgage Loan Trust
Series 2006-AR15, Class A1 0.274%, 7/25/36(c)	U.S.$	6,965	$5,317,456
Series 2006-AR27, Class 2A2 0.354%, 10/25/36(c)		7,370	6,277,858
Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.404%, 11/25/23(c)		8,185	8,453,822
Series 2014-DN1, Class M3 4.654%, 2/25/24(c)		6,840	7,273,382

			39,953,154

Non-Agency Fixed Rate–0.6%
AmeriCredit Automobile Receivables Trust Series 2014-1, Class A3 0.90%, 2/08/19		6,050	6,049,254
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.619%, 5/25/35		4,404	4,239,448
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HYB2, Class 3A1 2.665%, 2/25/47		7,561	6,099,634
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		6,243	5,466,512

			21,854,848

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.649%, 5/28/35		1,605	1,436,259

Total Collateralized Mortgage Obligations (cost $63,319,367)			63,244,261

GOVERNMENTS-SOVEREIGN BONDS–0.6%
Indonesia–0.1%
Indonesia Government International Bond 3.375%, 4/15/23(a)		1,637	1,461,023

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15	U.S.$	3	$3,120

Qatar–0.3%
Qatar Government International Bond 4.50%, 1/20/22(a)		11,649	12,668,287

Turkey–0.2%
Turkey Government International Bond 4.875%, 4/16/43		8,674	7,394,585

Total Governments–Sovereign Bonds (cost $21,748,664)			21,527,015

		Shares
PREFERRED STOCKS–0.6%
Financial Institutions–0.6%
Banking–0.3%
Morgan Stanley 7.125%		315,000	8,356,950
State Street Corp. 5.90%		135,875	3,517,804

			11,874,754

Insurance–0.3%
Allstate Corp. (The) 5.10%		372,800	9,282,720

Total Preferred Stocks (cost $21,234,676)			21,157,474

	Principal Amount (000)
LOCAL GOVERNMENTS-MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 5.75%, 3/01/17	U.S.$	10	11,240
7.625%, 3/01/40		8,520	11,892,812

Total Local Governments–Municipal Bonds (cost $8,668,909)			11,904,052

EMERGING MARKETS-CORPORATE BONDS–0.2%
Industrial–0.2%
Communications-Telecommunications–0.0%
Comcel Trust (Cayman Islands) 6.875%, 2/06/24(a)		1,912	2,000,430

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)		4,230	4,245,863

Energy–0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)	U.S.$	2,548	$2,414,178

Total Emerging Markets–Corporate Bonds (cost $8,647,461)			8,660,471

GOVERNMENTS-SOVEREIGN AGENCIES–0.1%
Ireland–0.1%
Bank of Ireland Series MPLE 2.054%, 9/22/15(c)	CAD	5,285	4,541,610

United Kingdom–0.0%
Royal Bank of Scotland Group PLC 5.00%, 10/01/14	U.S.$	5	5,069

Total Governments–Sovereign Agencies (cost $4,650,013)			4,546,679

SHORT-TERM INVESTMENTS–13.0%
Time Deposit–10.1%
State Street Time Deposit 0.01%, 4/01/14 (cost $389,152,881)		389,153	389,152,881

Governments-Treasuries–2.9%
Japan–2.9%
Japan Treasury Discount Bill Series 440 Zero Coupon, 5/23/14 (cost $112,533,268)	JPY	11,530,000	111,703,587

Total Short-Term Investments (cost $501,686,149)			500,856,468

Total Investments—115.4% (cost $4,351,552,748)			4,456,176,020

Other assets less liabilities—(15.4)%			(595,942,957)

Net Assets—100.0%			$3,860,233,063

12	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	198	June 2014	$23,666,891	$23,552,719	$(114,172)
U.S. T-Note 10 Yr (CBT) Futures	649	June 2014	80,516,973	80,151,500	(365,473)
U.S. Ultra Bond (CBT) Futures	54	June 2014	7,106,009	7,193,812	87,803
Sold Contracts
U.S. T-Note 2 Yr (CBT) Futures	79	June 2014	17,366,294	17,345,438	20,856

					$(370,986)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	6,510,000	USD	63,644	5/23/14	$554,098
BNP Paribas SA	CAD	21,609	USD	19,484	4/10/14	(59,188)
Credit Suisse International	GBP	4,410	USD	7,331	5/08/14	(19,434)
Goldman Sachs Bank USA	BRL	19,129	USD	7,787	4/02/14	(643,792)
Goldman Sachs Bank USA	USD	8,453	BRL	19,129	4/02/14	(22,352)
Goldman Sachs Bank USA	BRL	31,274	USD	12,621	5/05/14	(1,044,709)
Goldman Sachs Bank USA	JPY	5,020,000	USD	48,713	5/23/14	63,199
HSBC Bank USA	BRL	88,159	USD	38,957	4/02/14	103,015
HSBC Bank USA	USD	37,951	BRL	88,159	4/02/14	903,190
HSBC Bank USA	BRL	88,159	USD	37,656	5/05/14	(866,056)
Royal Bank of Canada	USD	1,339	CAD	1,508	4/10/14	24,710
State Street Bank & Trust Co.	BRL	69,031	USD	28,584	4/02/14	(1,839,268)
State Street Bank & Trust Co.	EUR	13,017	USD	18,067	4/24/14	134,554
UBS AG	CAD	14,310	USD	12,976	4/10/14	34,102
UBS AG	USD	1,286	CAD	1,427	4/10/14	5,313
UBS AG	AUD	1,084	USD	971	4/17/14	(33,382)

						$(2,706,000)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 06/20/19*	(1.00)%	0.69%	$117,960	$(1,837,644)	$(86,696)

* Termination date

Schedule of Investments—Intermediate Duration Portfolio	13

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	AUD 86,690	1/13/17	3 Month BBR	3.17%	$68,946
Morgan Stanley & Co., LLC/(CME Group)	76,600	2/13/17	3 Month BBR	3.245%	187,464
Morgan Stanley & Co., LLC/(CME Group)	$ 61,000	11/04/23	2.691%	3 Month LIBOR	(105,573)
Morgan Stanley & Co., LLC/(CME Group)	24,440	1/14/24	2.98%	3 Month LIBOR	(493,042)
Morgan Stanley & Co., LLC/(CME Group)	21,540	2/14/24	2.889%	3 Month LIBOR	(187,724)
Morgan Stanley & Co., LLC/(CME Group)	10,500	9/26/43	3 Month LIBOR	3.656%	243,223

					$(286,706)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.44%	$12,540	$240,131	$(306,457)	$546,588

* Termination date

INTEREST RATE SWAPS (see Note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank	$50,590	1/30/17	1.059%	3 Month LIBOR	$(262,524)
JPMorgan Chase Bank	56,630	2/07/22	2.043%	3 Month LIBOR	1,873,862

					$1,611,338

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate	Maturity	U.S. $ Value at March 31, 2014
Barclays Capital, Inc.+	(0.25)%	—	$4,009,387
Barclays Capital, Inc.+	(0.25)%	—	3,780,531
Credit Suisse Securities (USA) LLC+	(1.00)%	—	1,041,344
JPMorgan Chase+	(0.50)%	—	464,946
JPMorgan Chase+	(0.25)%	—	3,222,657

			$12,518,865

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2014

14	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $638,890,506 or 16.6% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $12,717,142.
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(d)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2014.
(e)	Variable rate coupon, rate shown as of March 31, 2014.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,795,151.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BBR—Bank of England Base Rate

CBT—Chicago Board of Trade

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GO—General Obligation

INTRCONX—Inter-Continental Exchange

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–23.0%
Australia–2.1%
Australia Government Bond Series 130 4.75%, 6/15/16	AUD	9,345	$9,017,985

United States–20.9%
U.S. Treasury Notes
0.25%, 9/30/14–9/30/15	U.S.$	80,227	80,288,204
1.375%, 6/30/18		9,920	9,873,495

			90,161,699

Total Governments–Treasuries (cost $98,882,399)			99,179,684

COMMERCIAL MORTGAGE-BACKED SECURITIES–18.9%
Non-Agency Fixed Rate CMBS–17.3%
Banc of America Commercial Mortgage Trust
Series 2006-5, Class A1A
5.415%, 9/10/47		1,595	1,738,570
Series 2007-4, Class A1A
5.774%, 2/10/51		1,808	2,028,814
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.783%, 3/15/49		354	382,342
Commercial Mortgage Pass Through Certificates
Series 2010-C1, Class A1
3.156%, 7/10/46(a)		4,095	4,205,900
Series 2012-CR3, Class A1
0.666%, 10/15/45		1,966	1,952,976
Series 2012-CR4, Class A1
0.704%, 10/15/45		1,965	1,952,140
Series 2012-CR5, Class A1
0.673%, 12/10/45		1,422	1,411,985
Series 2013-CR12, Class A2
2.904%, 10/10/46		2,275	2,345,417
Series 2013-CR6, Class A1
0.719%, 3/10/46		2,195	2,181,981
Series 2013-CR9, Class A2
3.055%, 7/10/45		1,619	1,681,766
Series 2013-LC6, Class A1
0.724%, 1/10/46		1,106	1,098,463
Series 2014-LC15, Class A2
2.84%, 4/10/47		1,716	1,753,178
GS Mortgage Securities Corp. II
Series 2012-GCJ9, Class A1
0.662%, 11/10/45		2,130	2,119,543

Schedule of Investments—Short Duration Plus Portfolio	15

Principal Amount (000)			U.S. $ Value

Series 2013-GC10, Class A1
0.696%, 2/10/46	U.S.$	1,315	$1,308,392
GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)		1,254	1,209,693
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		647	642,838
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		2,440	2,670,673
Series 2007-CB20, Class A1A 5.746%, 2/12/51		2,175	2,428,936
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,500	2,753,013
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		966	990,179
Series 2012-C6, Class A1 1.031%, 5/15/45		1,106	1,106,838
Series 2012-CBX, Class XA 2.003%, 6/15/45(b)		7,481	716,190
Series 2013-C10, Class A1 0.73%, 12/15/47		1,205	1,195,991
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,279,193
Series 2013-LC11, Class A2 1.855%, 4/15/46		2,455	2,440,553
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,317,362
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		792	868,823
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,236	2,226,272
Series 2013-C8, Class A1 0.777%, 12/15/48		2,200	2,185,832
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		1,813	2,028,486
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,586	1,577,077
Series 2013-C5, Class A1 0.779%, 3/10/46		2,257	2,244,399
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.717%, 5/15/43		1,992	2,170,240
Principal Amount (000)			U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45	U.S.$	2,300	$2,293,761
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,763	2,755,598
Series 2012-C9, Class A1 0.673%, 11/15/45		2,368	2,359,206
Series 2013-C11, Class A1 0.799%, 3/15/45		1,160	1,154,007
Series 2013-C12, Class A1 0.735%, 3/15/48		1,551	1,536,950
Series 2013-C16, Class A2
3.223%, 9/15/46		2,050	2,141,239
Series 2013-C17, Class A2 2.921%, 12/15/46		2,285	2,353,833

			74,808,649

Agency CMBS–1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,273	2,324,298
Government National Mortgage Association Series 2006-51, Class IO 0.429%, 8/16/46(b)		3,276	96,616
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		1,671	1,680,769

			4,101,683

Non-Agency Floating Rate CMBS–0.6%
COMM 2007-FL14 Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(c)		808	784,379
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.625%, 10/15/21(a)(c)		2,000	1,984,140

			2,768,519

Total Commercial Mortgage-Backed Securities (cost $82,424,557)			81,678,851

CORPORATES-INVESTMENT GRADES–17.8%
Financial Institutions–9.1%
Banking–6.7%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,711,787

16	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)			U.S. $ Value

American Express Credit Corp. 1.30%, 7/29/16	U.S.$	1,745	$1,758,585
Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16		1,970	1,977,984
Bank of America Corp. 1.25%, 1/11/16		2,030	2,040,668
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,944,256
BB&T Corp. 2.05%, 6/19/18		1,720	1,720,564
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,032,126
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,589,543
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,963,650
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,915,293
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,198,988
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,113,672
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,883,533
Morgan Stanley 1.75%, 2/25/16		1,164	1,179,018
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,964,405
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,929,416

			28,923,488

Finance–0.6%
General Electric Capital Corp. 0.941%, 4/02/18(c)		2,640	2,664,953

Insurance–1.8%
AIA Group Ltd. 2.25%, 3/11/19(a)		665	657,270
American International Group, Inc. 3.00%, 3/20/15		1,655	1,694,541
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	1,995,940
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,975,809
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,669,180

			7,992,740

			39,581,181

Principal Amount (000)			U.S. $ Value
Industrial–8.2%
Basic–0.4%
Monsanto Co. 0.436%, 11/07/16(c)	U.S.$	1,590	$1,592,473

Capital Goods–0.8%
Caterpillar Financial Services Corp. 1.00%, 3/03/17		1,520	1,513,959
Eaton Corp. 0.563%, 6/16/14(c)		1,812	1,813,073

			3,327,032

Communications-Media–0.5%
NBCUniversal Enterprise, Inc. 0.776%, 4/15/16(a)(c)		2,120	2,125,677

Communications-Telecommunications–1.9%
AT&T, Inc.
0.90%, 2/12/16		1,405	1,404,737
1.40%, 12/01/17		2,035	2,013,488
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,657,357
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,992,642

			8,068,224

Consumer Cyclical-Automotive–1.0%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,906,204
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,594,788

			4,500,992

Consumer Non-Cyclical–2.3%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,006,320
Allergan, Inc./United States 1.35%, 3/15/18		884	864,538
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,976,876
McKesson Corp. 0.95%, 12/04/15		828	830,328
Merck & Co., Inc. 1.30%, 5/18/18		2,430	2,376,049
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,907,124

			9,961,235

Energy–1.0%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,213,143
Chevron Corp. 1.104%, 12/05/17		2,125	2,106,410

			4,319,553

Schedule of Investments—Short Duration Plus Portfolio	17

Principal Amount (000)				U.S. $ Value
Technology–0.3%
Cisco Systems, Inc. 0.516%, 3/03/17(c)	U.S.$		1,515	$1,518,063

				35,413,249

Utility – 0.5%
Natural Gas–0.5%
TransCanada PipeLines Ltd. 0.75%, 1/15/16			2,055	2,056,449

Total Corporates-Investment Grades (cost $77,013,053)				77,050,879

ASSET-BACKED SECURITIES–16.4%
Autos-Fixed Rate–6.6%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19			1,499	1,498,792
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18			1,670	1,670,659
Series 2013-4, Class A3 0.96%, 4/09/18			700	701,255
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17			1,700	1,763,813
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17			1,445	1,502,979
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)			1,121	1,120,250
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)			1,095	1,100,717
Series 2013-2A, Class A 2.97%, 2/20/20(a)			1,839	1,884,373
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16			990	995,860
Series 2012-1, Class C 2.09%, 7/17/17			1,825	1,868,519
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)			448	447,996
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17			1,044	1,044,654
Ford Auto Securitization Trust Series 2013-R4A, Class A1 1.487%, 8/15/15(a)		CAD	775	$700,968
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)			1,484	1,342,379
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18		U.S.$	985	986,239
Series 2014-1, Class A1 1.20%, 2/15/19			1,053	1,052,945
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)			940	924,159
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)			1,952	1,957,217
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)			2,350	2,354,975
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17			1,405	1,412,429
Series 2013-5, Class A2A 0.64%, 4/17/17			946	946,432
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18			1,352	1,354,203

				28,631,813

Credit Cards-Floating Rate–3.6%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.53%, 12/16/19(c)			1,260	1,260,015
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.855%, 9/17/18(a)(c)			3,155	3,174,551
Series 2014-1, Class A 0.504%, 3/16/20(c)			1,200	1,200,100
Chase Issuance Trust Series 2012-A6, Class A 0.285%, 8/15/17(c)			2,570	2,569,496
Series 2013-A6, Class A6 0.575%, 7/15/20(c)			2,388	2,395,701
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.585%, 7/15/21(c)			895	895,000
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(c)			912	912,000

18	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)				U.S. $ Value
MBNA Credit Card Master Note Trust Series 2004-C2, Class C2 1.055%, 11/15/16(c)	U.S.$		2,170	$2,172,365
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(c)			965	965,034

				15,544,262

Credit Cards-Fixed Rate–2.7%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18			3,110	3,118,222
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20			3,015	2,970,620
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17			2,655	2,848,576
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17			951	955,420
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21			965	963,281
Series 2013-A, Class A 1.61%, 12/15/21			610	602,984

				11,459,103

Autos-Floating Rate–1.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(c)			1,544	1,548,101
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.647%, 6/20/17(c)			2,340	2,347,633
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(c)			1,055	1,058,367
Series 2014-1, Class A 0.572%, 4/10/28(a)(c)			1,520	1,520,000
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.625%, 5/15/17(c)			1,212	1,215,416

				7,689,517

Other ABS-Fixed Rate–1.6%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)			1,103	1,109,725
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)		CAD	1,197	$1,083,054
CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18		U.S.$	2,585	2,589,480
Series 2013-D, Class A4 1.37%, 10/15/20			2,365	2,348,379

				7,130,638

Home Equity Loans-Fixed Rate–0.1%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33			521	531,830
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)			13	0

				531,830

Total Asset-Backed Securities (cost $71,049,206)				70,987,163

MORTGAGE PASS-THROUGHS–14.8%
Agency ARMs–13.8%
Federal Home Loan Mortgage Corp. 1.824%, 12/01/42(f)			989	1,003,172
2.039%, 8/01/42(f)			3,416	3,514,928
2.431%, 7/01/42(f)			5,525	5,609,007
2.67%, 6/01/37(f)			5,695	6,088,592
Series 2005 2.574%, 5/01/35(f)			966	1,036,766
Federal National Mortgage Association 2.131%, 8/01/42(f)			3,705	3,821,270
2.235%, 8/01/42(f)			3,408	3,518,748
2.379%, 6/01/42(f)			2,415	2,505,585
2.397%, 1/01/36(f)			1,272	1,350,243
2.443%, 5/01/42(f)			4,235	4,400,313
2.516%, 6/01/42(c)			2,941	3,061,017
2.636%, 8/01/42(f)			5,052	5,173,301
2.661%, 8/01/42(f)			4,659	4,773,845
2.716%, 6/01/42(f)			6,218	6,382,574
Series 2003
2.56%, 12/01/33(f)			204	219,868
Series 2005
2.317%, 2/01/35(c)			1,278	1,379,481
2.709%, 10/01/35(f)			1,654	1,777,074
Series 2006
2.505%, 1/01/36(f)			2,545	2,720,432
2.765%, 7/01/36(f)			769	827,360
Series 2007
1.783%, 1/01/37(c)			9	9,512

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value
Series 2009
2.399%, 7/01/38(f)	U.S.$	536	$575,703

			59,748,791

Agency Fixed Rate 15-Year–0.9%
Federal Home Loan Mortgage Corp. Gold
5.00%, 7/01/25		1,151	1,244,661
6.50%, 3/01/26		2,267	2,431,190
Federal National Mortgage Association
6.00%, 12/01/21		32	33,917
Series 2000
7.50%, 3/01/15		7	6,915
Series 2001
6.00%, 11/01/16–12/01/16		136	141,027
Series 2002
6.00%, 2/01/17		137	142,426
8.00%, 8/01/16		30	31,012

			4,031,148

Agency Fixed Rate 30-Year–0.1%
Government National Mortgage Association Series 2002 7.50%, 3/15/32		163	196,611

Total Mortgage Pass-Throughs (cost $63,876,839)			63,976,550

COLLATERALIZED MORTGAGE OBLIGATIONS–4.7%
Agency Floating Rate–2.3%
Federal Home Loan Mortgage Corp.
Series 4248, Class QF
0.655%, 6/15/39(c)		1,816	1,819,586
Series 4286, Class VF
0.605%, 12/15/43(c)		2,154	2,145,732
Federal National Mortgage Association Series 2013-57, Class FN 0.504%, 6/25/43(c)		2,148	2,140,692
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.716%, 12/08/20(c)		3,948	3,980,405

			10,086,415

Agency Fixed Rate–1.8%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,180	4,384,899
Federal National Mortgage Association
Series 2010-9, Class EA
3.50%, 1/25/24		1,793	1,869,939
Series 2011-39, Class DA
3.50%, 7/25/24	U.S.$	1,519	$1,571,978

			7,826,816

Non-Agency Fixed Rate–0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		1,852	1,742,009
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		12	12,196

			1,754,205

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, 2/25/42(a)(c)		993	794,085

Total Collateralized Mortgage Obligations (cost $20,682,058)			20,461,521

INFLATION-LINKED SECURITIES–2.3%
United States–2.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $9,723,424)		9,526	9,783,388

GOVERNMENTS-SOVEREIGN AGENCIES–0.8%
Netherlands–0.8%
Achmea Hypotheekbank NV 0.588%, 11/03/14(a)(c) (cost $3,414,814)		3,415	3,421,301

COVERED BONDS–0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,861,482)		1,865	1,831,430

Total Investments—99.1% (cost $428,927,832)			428,370,767

Other assets less liabilities—0.9%			4,093,275

Net Assets—100.0%			$432,464,042

20	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	542	June 2014	$119,131,503	$119,002,875	$(128,628)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	299	June 2014	35,738,586	35,566,984	171,602
U.S. T-Note 10 Yr (CBT) Futures	71	June 2014	8,807,768	8,768,500	39,268

					$82,242

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	2,543	USD	2,293	4/10/14	$(6,964)
Citibank, NA	USD	211	CAD	234	4/10/14	78
JPMorgan Chase Bank	USD	319	CAD	353	4/10/14	452
UBS AG	CAD	1,484	USD	1,346	4/10/14	3,536
UBS AG	AUD	9,775	USD	8,755	4/17/14	(301,022)

						$(303,920)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $49,464,989 or 11.4% of net assets.
(b)	IO - Interest Only
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of March 31, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(e)	Fair valued by the Adviser.
(f)	Variable rate coupon, rate shown as of March 31, 2014.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

NCUA—National Credit Union Administration

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	21

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–41.9%
United States–41.9%
U.S. Treasury Notes 0.125%, 4/30/15	$3,374	$3,373,342
0.25%, 9/30/14–5/31/15	12,324	12,336,390
0.625%, 4/30/18	955	925,082
0.75%, 2/28/18	1,610	1,572,894
1.375%, 6/30/18	1,425	1,418,320

Total Governments–Treasuries (cost $19,666,392)		19,626,028

MORTGAGE PASS-THROUGHS–25.9%
Agency ARMs–21.1%
Federal Home Loan Mortgage Corp. 2.039%, 8/01/42(a)	862	886,464
2.431%, 7/01/42(a)	1,398	1,419,283
Series 2005 2.574%, 5/01/35(a)	262	281,808
Federal National Mortgage Association 2.131%, 8/01/42(a)	781	805,332
2.235%, 8/01/42(a)	718	741,922
2.379%, 6/01/42(a)	530	549,561
2.397%, 1/01/36(a)	357	379,353
2.443%, 5/01/42(a)	935	971,930
Series 2003 2.56%, 12/01/33(a)	558	600,712
Series 2005 2.317%, 2/01/35(b)	371	400,099
Series 2006 2.505%, 1/01/36(a)	1,015	1,085,195
2.765%, 7/01/36(a)	308	331,607
Series 2009 2.399%, 7/01/38(a)	723	777,200
Series 2012 2.415%, 8/01/42(b)	636	660,452

		9,890,918

Agency Fixed Rate 15-Year–3.2%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25	708	765,395
6.50%, 3/01/26	473	507,611
Federal National Mortgage Association 5.50%, 9/01/19	110	117,284
Series 2000 7.50%, 3/01/15	2	2,470
Series 2001 6.00%, 11/01/16	66	68,491
Series 2002 8.00%, 8/01/16	11	11,744

		1,472,995

Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 30-Year–1.6%
Federal National Mortgage Association 5.00%, 5/01/39	$692	$766,036

Total Mortgage Pass-Throughs (cost $11,970,679)		12,129,949

COLLATERALIZED MORTGAGE OBLIGATIONS–14.1%
Agency Floating Rate–12.4%
Federal Home Loan Mortgage Corp.
Series 4248, Class QF 0.655%, 6/15/39(b)	374	375,172
Series 4286, Class VF 0.605%, 12/15/43(b)	243	241,637
Federal National Mortgage Association
Series 2006-39, Class DF 0.554%, 5/25/36(b)	482	482,979
Series 2006-42, Class PF 0.564%, 6/25/36(b)	490	491,152
Series 2010-113, Class FA 0.554%, 10/25/40(b)	355	355,129
Series 2013-121, Class FA 0.554%, 12/25/43(b)	226	225,897
Series 2013-57, Class FN 0.504%, 6/25/43(b)	246	245,117
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.361%, 3/25/36(b)	109	107,307
NCUA Guaranteed Notes
Series 2010-R1, Class 1A 0.606%, 10/07/20(b)	2,416	2,430,323
Series 2010-R3, Class 1A 0.716%, 12/08/20(b)	871	877,921

		5,832,634

Agency Fixed Rate–1.7%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	756	793,292

Total Collateralized Mortgage Obligations (cost $6,594,247)		6,625,926

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.0%
Agency CMBS–4.0%
Federal Home Loan Mortgage Corp. Series K017, Class A1 1.891%, 12/25/20	175	176,292
Series K703, Class A1 1.873%, 1/25/18	167	170,271
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K025, Class A1 1.875%, 4/25/22	497	488,575

22	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Series K032, Class A1 3.016%, 2/25/23	$264	$272,339
Series K033, Class A1 2.871%, 2/25/23	262	267,800
Series K034, Class A1 2.669%, 2/25/23	222	224,444
Series K035, Class A1 2.615%, 3/25/23	253	255,418

Total Commercial Mortgage-Backed Securities (cost $1,853,652)		1,855,139

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–13.5%
U.S. Treasury Bills–13.5%
U.S. Treasury Bill Zero Coupon, 4/24/14 (cost $6,354,574)	$6,355	$6,354,574

Total Investments—99.4% (cost $46,439,544)		46,591,616

Other assets less liabilities—0.6%		280,818

Net Assets—100.0%		$46,872,434

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	96	June 2014	$21,101,765	$21,078,000	$(23,765)
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	9	June 2014	1,075,743	1,070,578	5,165
U.S. T-Note 10 Yr (CBT) Futures	23	June 2014	2,853,221	2,840,500	12,721

					$(5,879)

(a)	Variable rate coupon, rate shown as of March 31, 2014.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

Glossary:

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	23

SCB–TAX–1944–0314

Sanford C. Bernstein Fund, Inc.

March 31, 2014

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–92.4%
Long-Term Municipal Bonds–92.4%
Alabama–1.9%
Alabama Pub Sch & Clg Auth Series 2013A 5.00%, 6/01/16	$4,180	$4,581,865
Jefferson Cnty AL Commn (Jefferson Cnty AL Swr) Series 2013D 5.00%, 10/01/16	750	799,380

		5,381,245

Arizona–2.0%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) Series 2009A 5.00%, 7/01/17	2,300	2,599,253
Salt River Proj Agric Impt & Pwr Dist AZ Series 2009B 4.00%, 1/01/16	2,890	3,069,614

		5,668,867

Arkansas–0.5%
Little Rock AR GO 1.25%, 4/01/33	1,515	1,515,000

Colorado–7.0%
Colorado Hsg & Fin Auth (Colorado Unemployment) Series 2012A 5.00%, 5/15/14	3,620	3,641,213
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	7,853,674
Denver CO City & Cnty Wtr Commr Series 2012B 3.00%, 12/15/14	3,640	3,712,800
4.00%, 12/15/15	1,935	2,057,679
Mun Subdist No CO Wtr Conserv Dist AMBAC Series 2007J 5.00%, 12/01/14	2,345	2,413,592
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)(b)	85	42,383

		19,721,341

	Principal Amount (000)	U.S. $ Value

Delaware–0.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series 2005B 5.125%, 7/01/35	$55	$48,848

Florida–8.5%
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	3,500	3,893,120
Series 2010A-1
5.00%, 6/01/16	4,695	5,119,804
Dupree Lakes CDD FL 6.83%, 11/01/15	15	14,945
Florida Brd of Ed GO (Florida GO) Series 2013C 5.00%, 6/01/16	2,665	2,926,676
Florida Brd of Ed Lottery Series 2012A 5.00%, 7/01/16-7/01/17	6,100	6,806,593
Florida GO 5.00%, 7/01/17	3,470	3,939,387
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)(b)	150	45,000
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	102,471
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 3.00%, 11/15/15	815	840,004
Overoaks CDD FL Series 2004B 5.125%, 5/01/09(a)(b)(c)	55	0
Series 2010A-1 6.125%, 5/01/35(b)	30	30,380
Series 2010A-2 6.125%, 5/01/35(b)	60	60,104
Series 2010B 5.125%, 5/01/17(b)	100	99,954
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	115	112,003

		23,990,441

Georgia–4.9%
Georgia GO Series 2012A 5.00%, 7/01/16	10,000	11,014,900
Georgia Mun Elec Auth Series 2012B 5.00%, 1/01/18	2,450	2,789,839

		13,804,739

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

	Principal Amount (000)	U.S. $ Value

Hawaii–0.8%
Hawaii GO Series 2013E 5.00%, 8/01/15	$2,040	$2,169,214

Illinois–8.1%
Cortland IL SSA #10 5.125%, 3/01/14(a)(b)	182	9,100
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/15	11,045	11,674,565
Illinois GO
5.00%, 8/01/15	2,730	2,892,735
Illinois Sales Tax 4.00%, 6/15/16	3,010	3,241,589
Illinois St Toll Highway Auth AGM Series 2005A 5.00%, 7/01/15 (Pre-refunded/ETM)	4,750	5,033,243

		22,851,232

Louisiana–1.0%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(b)	515	154,500
Louisiana GO Series 2012A 5.00%, 8/01/15	2,325	2,472,266
Whispering Springs CDD LA 5.20%, 10/01/21(a)(b)	670	120,600

		2,747,366

Maryland–3.1%
Anne Arundel Cnty MD GO 5.00%, 4/01/15-4/01/16	8,170	8,675,432

Massachusetts–3.8%
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/14	5,355	5,418,189
Massachusetts Sch Bldg Auth AGM Series 2005A 5.00%, 8/15/15 (Pre-refunded/ETM)	2,530	2,695,664
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012B 5.00%, 8/15/17	2,400	2,729,856

		10,843,709

Michigan–4.6%
Detroit MI Swr Disp AGM 0.765%, 7/01/32(d)	1,530	1,197,638
Michigan Fin Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/14-7/01/15	11,380	11,889,878

		13,087,516

	Principal Amount (000)	U.S. $ Value

Minnesota–3.7%
Elk River MN ISD #728 GO Series 2012A 5.00%, 2/01/17	$4,460	$4,954,792
Minnesota Lease Series 2012B 4.00%, 3/01/16	5,000	5,340,350

		10,295,142

Missouri–3.1%
Springfield MO Pub Util 5.00%, 12/01/14	3,025	3,115,115
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NATL 5.50%, 7/01/16	5,040	5,576,558

		8,691,673

Nevada–2.5%
Nevada Unemployment 5.00%, 6/01/16	5,285	5,800,340
Reno NV GO 2.00%, 6/01/14	1,140	1,142,679

		6,943,019

New Jersey–2.1%
Morris-Union NJ JT Comm COP AGM 4.00%, 8/01/15	750	776,963
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	1,625	1,764,945
New Jersey GO Series 2013C 2.00%, 6/26/14	2,315	2,325,047
Rutgers State Univ NJ Series 2013J 3.00%, 5/01/15	1,150	1,184,396

		6,051,351

New Mexico–4.5%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/16	11,440	12,609,168

New York–7.1%
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	8,525	9,034,710
AGM Series 2002B-1 0.308%, 11/01/22(e)	6,575	6,350,845
New York NY GO Series 2012F 5.00%, 8/01/15	1,835	1,951,486
Series 2013J 5.00%, 8/01/16	2,400	2,649,624

		19,986,665

2	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Ohio–0.4%
Ohio Major New Infra Proj (Ohio Fed Hwy Grant) Series 20121 5.00%, 12/15/17	$1,000	$1,141,010

Oregon–2.3%
Multnomah Cnty OR SD #1J GO Series 2013A 5.00%, 6/15/15	2,000	2,114,740
Portland OR CCD GO 5.00%, 6/15/16	4,105	4,500,065

		6,614,805

Pennsylvania–0.5%
Delaware Riv Port Auth PA & NJ 4.00%, 1/01/15	1,140	1,163,564
Philadelphia PA IDA (Leadership Learning Partners)
Series 2005A 4.60%, 7/01/15(b)	120	111,348

		1,274,912

South Carolina–3.5%
South Carolina GO 5.00%, 3/01/17	6,135	6,891,936
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/14	3,000	3,095,700

		9,987,636

Texas–8.5%
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	11,040	11,705,712
Tarrant TX Regional Wtr Dist Series 2012A 5.00%, 3/01/17	6,115	6,861,947
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2006A 4.50%, 4/01/16	5,000	5,401,600

		23,969,259

Virginia–2.7%
Dulles Town CTR CDA VA 3.00%, 3/01/15	1,100	1,103,630
Fairfax Cnty VA GO Series 2011A 5.00%, 4/01/17	1,385	1,560,729
Virginia Trnsp Brd (Virginia Fed Hwy Grant) 5.00%, 9/15/15	3,000	3,207,030
Virginia Trnsp Brd (Virginia Lease Trnsp Fund) 5.00%, 5/15/15	1,745	1,838,776

		7,710,165

	Principal Amount (000)	U.S. $ Value

Washington–1.4%
Seattle WA Wtr Sys 5.00%, 9/01/14	$3,990	$4,070,159

Wisconsin–3.9%
Wisconsin GO Series 20141 5.00%, 5/01/16	10,000	10,942,100

Total Municipal Obligations (cost $261,185,960)		260,792,014

CORPORATES - INVESTMENT GRADES–5.1%
Financial Institutions–3.7%
Banking–2.9%
Bank of America Corp. 4.50%, 4/01/15	1,680	1,742,963
7.375%, 5/15/14	1,100	1,108,853
Capital One Financial Corp. 2.125%, 7/15/14	935	939,296
Citigroup, Inc. 4.587%, 12/15/15	750	795,487
4.70%, 5/29/15	2,035	2,123,913
Morgan Stanley 5.375%, 10/15/15	1,300	1,385,911

		8,096,423

Finance–0.8%
General Electric Capital Corp. 2.15%, 1/09/15	2,370	2,403,291

		10,499,714

Industrial–1.4%
Technology–1.4%
International Business Machines Corp. 0.55%, 2/06/15	2,350	2,355,922
Cisco Systems, Inc. 1.10%, 3/03/17	1,476	1,479,007

		3,834,929

Total Corporates—Investment Grades (cost $14,245,296)		14,334,643

SHORT-TERM INVESTMENTS–1.1%
Time Deposit–1.1%
State Street Time Deposit 0.01%, 4/01/14 (cost $3,242,485)	3,242	3,242,485

Total Investments—98.6% (cost $278,673,741)		278,369,142

Other assets less liabilities—1.4%		3,986,479

Net Assets—100.0%		$282,355,621

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

(a)	Defaulted.
(b)	Illiquid security.
(c)	Fair valued by the Adviser.
(d)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(e)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2014 and the aggregate market value of this security amounted to $6,350,845 or 2.25% of net assets.

As of March 31, 2014, the Fund held 8.5% of net assets in insured bonds (of this amount 32.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NATL—National Interstate Corporation

SD—School District

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–95.2%
Long-Term Municipal Bonds–95.2%
California–84.7%
Bay Area Toll Auth CA Series 2007F 5.00%, 4/01/17 (Pre-refunded/ETM)	$1,305	$1,470,578
California Dept Wtr Res Pwr Series 2010M 5.00%, 5/01/15	1,430	1,504,174
California GO Series 2013B 5.00%, 9/01/15	1,815	1,937,694
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 4.00%, 8/15/14	1,250	1,267,213
California Pub Wks Brd Series 2012F 4.00%, 10/01/15 (Pre-refunded/ETM)	1,055	1,116,433
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	1,425	1,531,106
California Statewide CDA (Odd Fellows Home) Series 2012A 4.00%, 4/01/16	1,080	1,148,688
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	315	314,231
Contra Costa CA Trnsp Auth (Contra Costa CA Trnsp Sales Tax) Series 2012B 4.00%, 3/01/16	1,620	1,730,921
East Bay Mud CA Wtr Sys Series 2013A 5.00%, 6/01/16	2,000	2,201,420
Irvine CA Pub Fac Auth Assmt Series 2012A 3.00%, 9/02/14	1,000	1,001,730
Los Angeles CA USD GO NATL 5.75%, 7/01/16	725	811,232
Los Angeles CA Wstwtr Sys Series 2013B 4.00%, 6/01/16	3,160	3,408,092

4	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 2.00%, 7/01/14	$2,190	$2,200,162
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/16	2,825	3,141,230
Met Wtr Dist Southern CA Wtr 2012E-2 3.00%, 7/01/35	1,000	1,033,890
Port of Oakland CA Series 2011O 5.00%, 5/01/14	1,750	1,756,703
Riverside CA Elec Series 2013A 4.00%, 10/01/16	2,285	2,473,512
Sacramento CA Mun Util Dist Series 2013C 5.00%, 8/15/16	2,300	2,546,652
Sacramento CA USD GO 4.00%, 8/01/15	1,040	1,090,242
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) Series 2012A 3.00%, 7/01/15	1,000	1,034,780
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,475	2,617,609
Southern CA Pub Pwr Auth 5.00%, 7/01/15	1,000	1,059,760
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) Series 2012A 5.00%, 7/01/16	2,255	2,490,828
Univ of California NATL Series 2005E 5.00%, 5/15/15	1,000	1,053,630
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,117,512

		43,060,022

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series 2005B 5.125%, 7/01/35	53	47,072

Florida–0.4%
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)(c)	105	56,795
Lake Ashton II CDD FL Series 2006B 5.00%, 11/01/11(a)(c)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	102,471

		221,966

	Principal Amount (000)	U.S. $ Value

Illinois–1.1%
Cortland IL SSA #10 5.125%, 3/01/14(a)(c)	$110	$5,500
Illinois GO 5.00%, 8/01/15	510	540,401

		545,901

Louisiana–0.2%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)(c)	200	0
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(c)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(a)(c)	130	26,000

		86,000

New Jersey–1.7%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	820	890,618

Puerto Rico–4.0%
Puerto Rico GO NATL 6.00%, 7/01/14	1,000	1,003,040
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/15	1,015	1,036,528

		2,039,568

Texas–3.0%
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	1,450	1,537,435

Total Municipal Obligations (cost $48,969,504)		48,428,582

CORPORATES-INVESTMENT GRADES–2.8%
Financial Institutions–2.8%
Banking–2.8%
Bank of America Corp. 1.50%, 10/09/15	860	867,624
JPMorgan Chase & Co. 1.35%, 2/15/17	540	539,561

Total Corporates—Investment Grades (cost $1,402,503)		1,407,185

SHORT-TERM INVESTMENTS–1.0%
Time Deposit–1.0%
State Street Time Deposit 0.01%, 4/01/14 (cost $513,612)	514	513,612

Total Investments—99.0% (cost $50,885,619)		50,349,379

Other assets less liabilities—1.0%		506,695

Net Assets—100.0%		$50,856,074

Schedule of Investments—Short Duration California Municipal Portfolio	5

(a)	Security is in default and is non-income producing.
(b)	Fair valued by the Adviser.
(c)	Illiquid security.

As of March 31, 2014, the Fund held 7.8% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

CDA—Community Development Authority

CDD—Community Development District

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

MTA—Metropolitan Transportation Authority

NATL—National Interstate Corporation

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2014 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–95.1%
Long-Term Municipal Bonds–95.1%
New York – 91.9%
Hempstead Town NY GO 4.00%, 8/15/15	$1,315	$1,383,156
Long Island Pwr Auth NY Series 2010-2 5.00%, 5/01/14 (Pre-refunded/ETM)	4,360	4,376,524
NATL Series 2006D 2.267%, 9/01/15(a)	2,050	2,051,066
Metropolitan Trnsp Auth NY Series 2012D 4.00%, 11/15/15	1,400	1,483,706
Series 2012H 5.00%, 11/15/17	1,350	1,538,744
AGM Series 2002B-1 0.308%, 11/01/22(a)(b)	2,575	2,487,213
Metropolitan Trnsp Auth NY (New York St Lease MTA Svc Cont) Series 2002A 5.75%, 1/01/17	3,600	4,072,212
Monroe Cnty NY IDA (New York St Lease Rochester Sch) Series 2012A 5.00%, 5/01/15	1,500	1,576,305
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	4,600	5,131,024
New York City Trnsl Fin Auth Future Tax Secured Revenue 5.00%, 11/01/15 (Pre-refunded/ETM)	315	338,701
New York NY GO Series 2012A 5.00%, 8/01/16	2,855	3,151,949
New York NY Trnsl Fin Auth 5.00%, 11/01/15	1,530	1,644,368
Series 2007C-1 5.00%, 11/01/15	3,040	3,267,240
Series 2012E 5.00%, 2/01/17	4,830	5,401,824
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009A 5.00%, 3/15/17	3,700	4,156,765

6	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York Univ) NATL Series 1998A 5.75%, 7/01/14	$2,000	$2,027,660
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NATL Series 2010C 0.417%, 4/01/34(a)(b)	2,325	2,129,186
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) Series 2012A 4.00%, 6/15/15	2,000	2,091,540
New York St HFA (Gotham West Housing)
Series 2012A 0.06%, 5/01/45(a)	4,500	4,500,000
New York St Loc Gov Asst Corp.
Series 2011A 5.00%, 4/01/14	5,000	5,000,000
New York St Pwr Auth NATL Series 2007C
5.00%, 11/15/14	1,000	1,030,070
New York St Thruway Auth (New York St Pers Income Tax)
Series 2012A 5.00%, 3/15/18	2,000	2,296,500
New York St Thruway Auth (New York St Thruway Auth Ded Tax)
Series 2008B 5.25%, 4/01/18	2,710	3,131,080
AGM Series 2005B
5.00%, 4/01/14	3,000	3,000,000
New York St Thruway Auth (New York St Thruway Gen Toll Road)
Series 2012I 5.00%, 1/01/16	1,080	1,165,482
New York St UDC (New York St Pers Income Tax)
Series 2010A 5.00%, 3/15/17	3,610	4,055,654
Onondaga Cnty NY GO
5.00%, 5/01/16	3,605	3,940,662
Port Authority of NY & NJ
3.00%, 10/01/14	3,000	3,042,240
Series 20131 4.00%, 6/01/16	1,580	1,698,705
Schenectady Cnty NY Cap Res (Ellis Hospital)
1.75%, 2/15/18	675	665,867

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec)
Series 2013B 5.00%, 6/01/20	$3,950	$4,274,492
Triborough Brdg & Tunl Auth NY
Series 2012A 5.00%, 11/15/16	1,000	1,114,060
Utility Debt Securitization Auth NY
Series 2013T 5.00%, 6/15/18	2,170	2,363,347
Westchester Cnty NY GO
Series 2013B 5.00%, 7/01/16	2,610	2,874,889

		92,462,231

Colorado–1.4%
Denver CO Urban Renewal Auth (Stapleton)
Series 2013A 5.00%, 12/01/15	1,355	1,450,338

Delaware– 0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE)
Series 2005B 5.125%, 7/01/35	55	48,847

Florida–0.5%
Dupree Lakes CDD FL
6.83%, 11/01/15	10	9,963
Durbin Crossing CDD FL
Series 20061 5.25%, 11/01/15(c)(d)(e)	135	73,021
New River CDD FL
5.75, 5/01/38(e)(f)	90	39,600
Series 2006B 5.00%, 5/01/13(e)(g)	65	1
Series 2010A1 5.75%, 5/01/38(e)	35	28,152
Series 2010B-2 5.00%, 5/01/18(e)	75	33,000
Series 2010B1 5.00%, 5/01/15(e)	35	34,298
Overoaks CDD FL
Series 2004B 5.125%, 5/01/09(d)(e)(g)	45	0
Series 2010A-1 6.125%, 5/01/35(e)	20	20,253
Series 2010A-2 6.125%, 5/01/35(e)	50	50,087
Series 2010B 5.125%, 5/01/17(e)	85	84,961
Parkway Center CDD FL
Series 2004B 7.00%, 5/01/23	140	136,352

		509,688

Schedule of Investments—Short Duration New York Municipal Portfolio	7

	Principal Amount (000)	U.S. $ Value

Illinois–1.1%
Cortland IL SSA #10
5.125%, 3/01/14(c)(e)	$153	$7,650
Illinois GO
5.00%, 8/01/15	1,000	1,059,610

		1,067,260

Louisiana–0.1%
Coves of The Highland CDD LA
5.60%, 11/01/13(c)(d)(e)	270	0
Isabella Lakes CDD LA
6.00%, 8/01/22(c)(e)	255	76,500
Juban Parc LA CDD (Juban Parc LA CDD)
5.15%, 10/01/14(c)(e)	115	23,000
Whispering Springs CDD LA
5.20%, 10/01/21(c)(e)	120	21,600

		121,100

Total Municipal Obligations (cost $96,519,306)		95,659,464

CORPORATES-INVESTMENT GRADES–3.8%

Financial Institutions–2.5%
Banking–1.7%
Bank of America Corp. 4.50%, 4/01/15	420	435,741
7.375%, 5/15/14	375	378,018
Capital One Financial Corp. 2.125%, 7/15/14	370	371,700
Morgan Stanley 5.375%, 10/15/15	455	485,069

		1,670,528

Finance–0.8%
General Electric Capital Corp. 2.15%, 1/09/15	803	814,280

		2,484,808

Industrial–1.3%
Technology–1.3%
International Business Machines Corp. 0.55%, 2/06/15	805	807,028
Cisco Systems, Inc. 1.10%, 3/03/17	503	504,025

		1,311,053

Total Corporates-Investment Grades (cost $3,769,993)		3,795,861

SHORT-TERM INVESTMENTS–4.5%
Time Deposit–4.5%
State Street Time Deposit 0.01%, 4/01/14 (cost $4,595,586)	$4,596	$4,595,586

Total Investments—103.4% (cost $104,884,885)		104,050,911

Other assets less liabilities—(3.4)%		(3,430,848)

Net Assets—100.0%		$100,620,063

(a)	Variable rate coupon, rate shown as of March 31, 2014.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2014 and the aggregate market value of these securities amounted to $4,616,399 or 4.59% of net assets.
(c)	Security is in default and is non-income producing.
(d)	Fair valued by the Adviser.
(e)	Illiquid security.
(f)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(g)	Non-income producing security.

As of March 31, 2014, the Fund held 12.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

CDD—Community Development District

ETM—Escrowed to Maturity

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

MTA—Metropolitan Transportation Authority

NATL—National Interstate Corporation

SSA—Special Services Area

UDC—Urban Development Corporation

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–87.9%
Long-Term Municipal Bonds–87.9%
Alabama–2.1%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/24	$18,230	$20,762,330
Alabama Pub Sch & Clg Auth Series 2009A 5.00%, 5/01/17	34,415	38,722,037
Series 2009B 5.00%, 5/01/16–5/01/17	33,390	36,900,738
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21–7/01/22	10,070	12,120,144
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,278,571

		123,783,820

Arizona–1.6%
Arizona Brd of Regents (Univ of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,632,600
Arizona School Fac Brd COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,878,613
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	17,810,195
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	8,985,663
Series 2011A 5.00%, 7/01/24–7/01/25	17,210	19,994,671
Phoenix AZ Civic Impt Corp. AMBAC 5.00%, 7/01/14 (Pre-refunded/ETM)	5,000	5,059,250
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/20–7/01/21	7,225	8,218,185
Series 2010C 5.00%, 7/01/23–7/01/25	19,665	21,905,870
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NATL 5.00%, 7/01/14	5,000	5,059,850
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	1,460	1,497,288

Principal Amount (000)		U.S. $ Value

Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$330	$330,036
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,607,048

		94,979,269

California–7.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,935	234,654,024
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19–7/01/20	22,440	26,495,185
5.25%, 7/01/21	2,735	3,241,249
California GO 5.00%, 8/01/14–11/01/25	77,165	86,034,912
Series 2008 5.00%, 4/01/18	5,000	5,747,300
Series 2009 5.25%, 10/01/20	5,085	5,993,028
Fremont CA USD GO AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,064,310
Fresno CA USD GO NATL Series 2002A 6.00%, 2/01/20	3,255	3,889,269
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	28,285,837
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	1,000	1,127,820
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.25%, 5/01/22–5/01/23	10,380	12,068,938
Series 2011C 5.00%, 5/01/22	5,795	6,580,396
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,309,020
Vernon CA Elec Sys Series 2009A 5.25%, 8/01/14	12,160	12,353,344

		431,844,632

Colorado–1.4%
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,735	15,386,323
Colorado DOT NATL Series 2002B 5.50%, 6/15/14	6,855	6,930,200

Schedule of Investments—Diversified Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value

Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	$3,435	$4,089,402
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/21–11/15/23	19,685	22,306,138
Series 2011A 5.50%, 11/15/19	2,290	2,709,757
Series 2011B 4.00%, 11/15/14	6,640	6,794,579
Series 2012A 5.00%, 11/15/22–11/15/24	6,605	7,362,585
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)	13,168	5,523,713
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	3,044,804
5.25%, 1/15/24–7/15/24	7,745	8,273,286
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)	1,852	926,073

		83,346,860

Connecticut–0.4%
Connecticut GO Series 2013A 5.00%, 10/15/21	3,370	3,978,150
Series 2014A 5.00%, 3/01/28	6,360	7,290,659
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/22–1/01/24	8,575	10,007,736

		21,276,545

District of Columbia–1.9%
District of Columbia GO Series 2013A 5.00%, 6/01/25–6/01/27	59,115	68,748,117
AGM Series 2007C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	5,835,220
District of Columbia Pers Income Tax Series 2012C 5.00%, 12/01/26	5,545	6,440,240
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,846,291
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14–10/01/18	11,050	12,199,239
Series 2010F-1 5.00%, 10/01/20	11,905	13,709,798
NATL Series 2005A 5.25%, 10/01/15	1,715	1,837,742

		110,616,647

Florida–6.6%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	$5,000	$5,716,750
Broward Cnty FL Sch Brd COP Series 2013A 5.00%, 7/01/21–7/01/22	15,275	17,420,471
NATL Series 2007A 5.00%, 7/01/14	2,800	2,832,256
Citizens Ppty Ins Corp. FL Series 2011A 5.00%, 6/01/20	6,530	7,520,993
Series 2012A 5.00%, 6/01/22	27,105	31,129,279
Series 2012A-1 5.00%, 6/01/19–6/01/21	23,835	27,399,237
NATL Series 2007A 5.00%, 3/01/15–3/01/16	88,440	95,091,146
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,338,100
Dupree Lakes CDD FL 6.83%, 11/01/15	50	49,816
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)	985	532,787
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	130	131,867
Florida Brd of Ed GO (Florida GO) Series 2005A 5.00%, 1/01/16	5,000	5,226,400
Series 2013A 5.00%, 6/01/15	11,765	12,428,075
Series 2014A 5.00%, 6/01/22(c)	3,545	4,221,421
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	7,645	8,867,971
Series 2012A 5.00%, 7/01/22	10,225	11,952,411
AMBAC Series 2007A 5.00%, 7/01/14–7/01/15	11,020	11,372,344
NATL Series 2007B 5.00%, 7/01/15	6,095	6,447,352
Florida GO 5.00%, 7/01/18–7/01/19	10,935	12,721,057
Series 2009B 5.00%, 7/01/17	3,245	3,683,951
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)	3,545	1,063,500

10	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Jacksonville FL Elec Auth Series 2009B 5.00%, 4/01/14 (Pre-refunded/ETM)	$5,780	$5,780,000
Series 2009G 5.00%, 10/01/19	2,695	3,158,082
Lake Ashton II CDD FL Series 2006B 5.00%, 11/01/11(a)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	13,095	14,659,848
5.625%, 10/01/25	2,550	2,836,059
Live Oak CDD FL Series 2010 7.36%, 11/01/20	145	148,583
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	11,765	10,895,684
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,215,567
Miami-Dade Cnty FL SD GO NATL Series 1997 5.00%, 2/15/15	2,455	2,556,981
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	3,110	3,110,964
Orange Cnty FL Sch Brd COP Series 2014A 5.00%, 8/01/28–8/01/29(c)	46,355	51,276,758
Overoaks CDD FL Series 2004B 5.125%, 5/01/09(a)(b)	510	0
Series 2010A-1 6.125%, 5/01/35(a)	235	237,975
Series 2010A-2 6.125%, 5/01/35(a)	525	525,914
Series 2010B 5.125%, 5/01/17(a)	920	919,577
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	2,430	2,366,674
Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/21	1,820	2,137,426
Sarasota County FL Sch Brd COP Series 2010B 5.00%, 7/01/18	2,350	2,671,363
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,360,473
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,414,359

Principal Amount (000)		U.S. $ Value

Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)	$865	$291,678

		390,958,449

Georgia–2.5%
Athens-Clarke Cnty GA 4.00%, 12/01/16	1,410	1,537,929
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,642,770
5.25%, 1/01/20	6,500	7,560,280
5.50%, 1/01/21	7,500	8,837,250
5.75%, 1/01/22–1/01/23	20,000	23,794,590
5.875%, 1/01/24	2,925	3,468,231
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	25,799,243
Georgia Mun Elec Auth Series 2010B 5.00%, 1/01/16–1/01/20	43,950	50,241,442
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/16–3/15/18	16,860	17,978,957

		149,860,692

Guam–0.0%
Guam GO Series 2009A 5.75%, 11/15/14	890	911,778

Hawaii–0.4%
Honolulu HI Wstwtr Sys Series 2009A 5.00%, 7/01/21–7/01/22	6,900	7,933,999
Series 2010A 5.00%, 7/01/24	16,500	18,455,415

		26,389,414

Illinois–3.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	840	826,333
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	2,605	2,612,372
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	5,200	5,500,040
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,277,450
Chicago IL Wstwtr Trnsmn NATL Series 2004B 5.25%, 1/01/15	4,225	4,374,227

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	$5,078	$1,472,620
Du Page Cnty IL GO 5.60%, 1/01/21	7,770	8,669,841
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	2,580	2,857,453
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NATL Series 1997B Zero Coupon, 1/01/19(d)	5,730	6,041,483
Illinois GO 5.00%, 7/01/19–7/01/20	12,055	13,705,010
Series 2006A 5.00%, 6/01/15	4,875	5,130,401
Series 2010 5.00%, 1/01/17–1/01/19	34,160	37,871,452
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,660,556
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,290,455
Illinois Toll Highway Auth
Series 2014A 5.00%, 12/01/20–12/01/22	33,375	39,382,236
Matteson IL GO
8.00%, 12/01/29(e)	19,775	16,274,034
Metro Pier & Expo Auth IL Spl Tax
Series 2012B 5.00%, 12/15/20–12/15/26	17,100	19,426,452
Regional Trnsp Auth IL Sales Tax
NATL Series 1994C 7.75%, 6/01/20	1,005	1,172,805
NATL Series 2001B 5.50%, 6/01/17	1,025	1,166,778
NATL Series 2006A 5.00%, 7/01/16	5,285	5,791,409
Will & Kendall Cnty CSD #22 IL GO
NATL Series 2007A 5.00%, 1/01/16	7,415	7,951,994

		198,455,401

Indiana–0.1%
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.)
NATL 5.60%, 11/01/16	6,560	7,150,334

Kansas–0.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys)
AMBAC Series 2004 5.65%, 9/01/14	2,765	2,825,609

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant)
NATL Series 2007 5.00%, 9/01/16	$5,000	$5,524,550
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax)
Series 2012A 5.00%, 7/01/26	8,490	9,635,386

		15,159,936

Louisiana–1.4%
Coves of The Highland CDD LA
5.60%, 11/01/21(a)(b)	4,025	0
Lafayette LA Util
5.00%, 11/01/21–11/01/22	7,720	8,916,363
Lakeshore Vlgs Master CDD LA
5.25%, 7/01/17(a)	9,814	3,827,460
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease)
5.25%, 9/15/17	21,920	22,823,762
Louisiana Citizens Ppty Ins Corp.
AMBAC Series 2006B 5.25%, 6/01/14	1,770	1,783,505
Louisiana GO
AGM Series 2006C 5.00%, 5/01/14	6,585	6,611,669
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj)
5.00%, 10/01/21–10/01/25	16,135	18,197,156
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg)
5.00%, 3/01/16–3/01/17	7,785	8,572,508
Series 2009 5.00%, 3/01/18	1,575	1,787,468
New Orleans LA GO
NATL 5.25%, 12/01/20	5,845	6,239,070
Orange Grove CDD LA
5.30%, 11/01/21(a)	1,695	339,000
Terrebonne Parish LA Wtrwks
AMBAC Series 2003A 5.25%, 11/01/23	2,000	2,029,340

		81,127,301

Maryland–0.1%
Anne Arundel Cnty MD GO
5.00%, 4/01/20	4,415	5,225,417

Massachusetts–2.4%
Massachusetts GO
Series 2013B 5.00%, 8/01/17–8/01/20	69,345	80,079,220
AGM Series 2006C 2.459%, 11/01/19(d)	1,815	1,874,042
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.)
Series 2008E-2 5.00%, 7/01/14–7/01/17	19,480	20,380,024

12	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Massachusetts Hlth & Ed Facs Auth (Harvard Univ)
Series 1991N 6.25%, 4/01/20	$2,820	$3,544,655
Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax)
Series 2012A 5.00%, 8/15/22–8/15/23	10,680	12,725,309
Massachusetts Spl Obl (Massachusetts Gas Tax)
5.00%, 6/15/20	1,040	1,231,703
Massachusetts Wtr Poll Abatmnt
Series 1993B 5.25%, 8/01/14	20	20,337
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease)
AMBAC Series 20052
5.00%, 11/01/18	18,795	20,094,674

		139,949,964

Michigan–3.1%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19–7/01/20	20,980	20,863,975
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009I 5.00%, 10/15/14–10/15/15	13,645	14,290,083
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	103,545,154
Series 2012B 5.00%, 7/01/22	10,105	11,075,585
Michigan Trunk Line Spl Tax 5.00%, 11/01/19–11/01/20	10,000	11,636,400
Series 2009 5.00%, 11/01/23	1,510	1,695,337
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt)
Series 2010C 5.00%, 12/01/17	5,000	5,603,950
Wayne State Univ MI Series 2009A 5.00%, 11/15/21–11/15/23	14,100	15,285,909

		183,996,393

Minnesota–0.1%
Southern MN Muni Pwr Agy AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,368,192

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	1,955	2,017,364
Springfield MO Pub Util 5.00%, 12/01/18–12/01/19	7,290	8,330,835

		10,348,199

Nevada–2.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/24	$9,175	$10,377,476
Clark Cnty NV Arpt PFC (McCarran Airport) Series 2008A 5.00%, 7/01/14	2,055	2,079,455
5.25%, 7/01/17	16,695	18,743,310
Clark Cnty NV GO AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,166,993
5.00%, 11/01/16	16,010	17,726,432
AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,038,942
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,390	9,609,990
AMBAC 5.00%, 7/01/14–7/01/16	26,560	27,607,794
Clark Cnty NV SD GO Series 2008A 5.00%, 6/15/21	5,000	5,603,400
Series 2013B 5.00%, 6/15/17	6,780	7,606,821
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	24,186,066
NATL Series 2005A 5.00%, 6/15/17	27,880	29,565,346
5.25%, 6/15/14	5,505	5,562,913
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	4,804,568
Series 2009B 5.00%, 5/01/14	1,790	1,797,214

		168,476,720

New Jersey–2.7%
Garden St Presv Trust NJ AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	2,325	2,528,065
New Jersey COP (New Jersey COP Equip Purchase) Series 2008A 5.00%, 6/15/14	5,000	5,048,750
New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/15	2,325	2,424,789
New Jersey EDA (New Jersey Lease Trnsp Proj) Series 2008A 5.00%, 5/01/15–5/01/16	55,310	59,235,815

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

New Jersey EDA (NYNJ Link LLC) 5.00%, 1/01/22	$1,075	$1,184,274
5.50%, 1/01/26–1/01/27	2,000	2,203,540
New Jersey EDA (Rutgers NJ St Univ) 5.00%, 6/15/25–6/15/26	4,500	5,219,605
New Jersey GO Series 2013C 2.00%, 6/26/14	43,205	43,392,510
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NATL Series 2006A 5.00%, 6/15/14	6,220	6,280,894
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NATL Series 2004B 5.25%, 12/15/14	14,605	15,126,983
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D–3 5.25%, 1/01/26	14,770	17,334,220

		159,979,445

New Mexico–0.1%
New Mexico Severance Tax Series 2010A 5.00%, 7/01/16	5,160	5,687,352

New York–16.9%
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/16–11/15/28	25,550	28,402,274
Series 2012E 5.00%, 11/15/24	6,055	6,845,541
Series 2012F 5.00%, 11/15/22–11/15/26	55,610	62,577,176
Series 2012H 5.00%, 11/15/26	6,065	6,755,561
Series 2013B 5.00%, 11/15/26	9,505	10,693,410
Series 2014A 5.00%, 11/15/26–11/15/27	8,190	9,176,019
AGC Series 2003B 5.25%, 11/15/20	8,415	9,885,269
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,104,075
New York NY GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	1,490	1,555,068
5.00%, 3/01/17	865	901,071
Series 2007C 5.00%, 1/01/15–1/01/16	15,370	16,369,269

Principal Amount (000)		U.S. $ Value

Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	$6,025	$6,266,663
5.00%, 2/01/15	2,775	2,886,056
Series 2007E 5.00%, 8/01/14–8/01/16	36,490	37,490,396
Series 2008B 5.00%, 9/01/15	10,000	10,670,100
Series 2008C 5.25%, 8/01/16	17,165	19,049,374
Series 2009C 5.00%, 8/01/17–8/01/22	18,190	20,746,573
Series 2010B 5.00%, 8/01/16–8/01/19	23,020	26,363,535
Series 2012A 5.00%, 10/01/16	10,090	11,206,156
Series 2012B 5.00%, 8/01/16	18,615	20,551,146
Series 2013B 5.00%, 8/01/19	34,575	40,324,131
Series 2013I 5.00%, 8/01/19	7,260	8,467,193
Series 2013J 5.00%, 8/01/16–8/01/20	19,535	22,602,284
New York NY Trnsl Fin Auth Series 2011A 5.00%, 11/01/22–11/01/25	34,430	39,738,219
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	27,101,018
Series 2012A 5.00%, 8/01/25	12,345	14,151,938
Series 2012B 5.00%, 11/01/23–11/01/26	55,535	64,180,419
Series 2012E 5.00%, 11/01/21–11/01/22	22,135	26,165,281
New York St Dormitory Auth (New York St Lease Cuny) Series 2008A 5.00%, 7/01/15–7/01/16	24,900	26,970,382
Series 2008B 5.00%, 7/01/15	8,870	9,391,999
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/19–7/01/24	25,150	28,480,407
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009G 5.00%, 3/15/19–3/15/21	13,865	15,926,486
Series 2011E 5.00%, 8/15/21	3,880	4,574,559
Series 2012A 5.00%, 12/15/22	20,745	24,598,591
Series 2012B 5.00%, 3/15/21–3/15/22	54,800	64,558,644
Series 2013A 5.00%, 2/15/20	4,635	5,417,805

14	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York Univ) NATL Series 1998A 6.00%, 7/01/18	$2,865	$3,393,163
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,817,973
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,877,452
Series 2009 5.00%, 4/01/18	10,000	11,456,700
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,387,241
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,791,204
NATL Series 2005B 5.00%, 4/01/16	44,040	47,103,422
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,528,922
New York St UDC (New York St Pers Income Tax)
Series 2013C 5.00%, 3/15/16–3/15/26	71,295	81,537,976
Series 2013D 5.00%, 3/15/23	32,000	37,760,960
Port Authority of NY & NJ Series 20131 5.00%, 12/01/28	3,335	3,707,219

		995,506,320

North Carolina–1.7%
North Carolina Eastern Mun Pwr Agy Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,188,614
Series 2008A 5.00%, 1/01/15	4,410	4,562,321
Series 2009B 5.00%, 1/01/17	1,020	1,128,701
Series 2012B 5.00%, 1/01/21	13,215	15,164,873
North Carolina Infra Fin Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,400,200
North Carolina Mun Pwr Agy #1 Series 2008A 5.25%, 1/01/15–1/01/16	47,955	50,600,319

Series 2008C 5.25%, 1/01/15–1/01/17	$12,720	$13,731,106

		97,776,134

Ohio–3.5%
Cincinnati OH Wtr Series 2007A 5.00%, 12/01/15	5,780	6,234,828
Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/23	3,145	3,373,830
5.25%, 1/01/20	2,315	2,567,242
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(a)	502	200,800
Columbus OH GO Series 20131 5.00%, 7/01/16–7/01/20	9,165	10,479,188
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.00%, 12/01/19–12/01/24	93,725	105,007,549
Ohio GO Series 2011A 5.00%, 8/01/20–8/01/21	57,430	67,990,489
Univ of Cincinnati OH Series 2010F 5.00%, 6/01/20–6/01/21	6,795	7,866,620
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,962,794

		206,683,340

Oklahoma–0.1%
Mcgee Creek Auth OK Wtr NATL 6.00%, 1/01/23	3,680	4,100,587

Oregon–0.6%
Oregon Dept of Admin Svc COP Series 2009D 5.00%, 11/01/21–11/01/23	18,535	21,009,882
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,547,889
Portland OR Swr Sys Series 2013A 5.00%, 8/01/22	8,685	10,264,975

		32,822,746

Pennsylvania–4.3%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NATL 5.00%, 1/01/18	1,585	1,756,877

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008B 5.00%, 6/15/18	$8,200	$8,260,516
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	120	120,234
Central Bucks PA SD GO NATL 5.00%, 5/15/16	2,955	3,228,692
5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,243,058
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	2,961,683
5.00%, 1/01/16–7/01/19	28,820	32,887,888
Pennsylvania GO Series 2010A 5.00%, 2/15/17	4,220	4,727,666
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series 2006A 5.00%, 6/01/14	5,440	5,480,202
Pennsylvania Turnpike Comm Series 2009B 5.00%, 6/01/15–6/01/20	54,525	60,773,716
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,950,462
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	31,601,375
Series 2011A 5.00%, 6/15/16–6/15/19	12,650	14,207,573
Philadelphia PA GO
Series 2013A
5.00%, 7/15/19–7/15/21	4,495	5,184,397
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.63%, 4/26/14(f)	7,300	7,298,102
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	42,080,418
Series 2009 5.125%, 9/01/22	9,080	9,915,088
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,245	13,585,695

		253,263,642

Puerto Rico–1.7%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	23,970	16,901,007
Series 2010ZZ 5.00%, 7/01/17	5,835	5,151,021

5.25%, 7/01/18	$2,205	$1,882,783
Puerto Rico GO Series 2012A 5.00%, 7/01/20	1,070	888,978
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,395,123
5.375%, 8/01/20	38,685	37,286,151
5.50%, 8/01/21	26,000	24,486,280

		98,991,343

Rhode Island–0.4%
Rhode Island Depositors Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,459,205
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,781,595
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,764,190
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant) NATL Series 2009A 5.25%, 6/15/17	7,955	8,941,897

		23,946,887

South Carolina–0.2%
Greenville Cnty SD SC Lease 5.00%, 12/01/14–12/01/15	11,850	12,461,105
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,428,924

		14,890,029

Tennessee–0.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,360,552

Texas–10.7%
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 5/01/14 (Pre-refunded/ETM)	1,000	1,176,870
Brownsville TX Indep Sch Dist Series 2013A 5.00%, 2/15/19	4,000	4,666,920
Camino Real Regl Mob Auth TX 5.00%, 8/15/14–2/15/21	50,230	52,728,091
Clear Creek TX ISD GO Series 2004A 5.00%, 2/15/16	1,280	1,389,888
Conroe TX Indep Sch Dist Series 2005A 5.00%, 2/15/15 (Pre-refunded/ETM)	1,575	1,641,418
5.00%, 2/15/16	4,685	4,878,397

16	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/14–11/01/15	$8,915	$9,448,653
Series 2012F 5.00%, 11/01/21–11/01/25	17,905	19,687,838
Dallas TX ISD GO 5.00%, 2/15/22	5,165	6,067,480
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,368,974
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	168,095	178,231,129
Harris Cnty TX Fld Ctl Dist GO Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	7,175	7,357,604
Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	14,000	14,354,433
Series 2010A 5.00%, 10/01/23–10/01/25	17,725	20,627,706
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21	2,090	2,332,127
Houston TX Util Sys Series 2014C 5.00%, 5/15/23–5/15/28(c)	24,850	28,989,970
Lower Colorado River Auth TX Series 2010B 5.00%, 5/15/22	15,455	17,353,801
AGM Series 1999A 5.875%, 5/15/16	2,325	2,334,742
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,720,700
5.25%, 9/01/25–9/01/26	35,940	41,265,590
Retama TX Dev Corp. 8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,080,213
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,363,164
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc. (The)) 5.25%, 8/01/15	1,880	1,970,766
San Antonio TX Elec & Gas 5.00%, 2/01/21	5,040	5,683,709
Series 2009D 5.00%, 2/01/20	47,315	54,568,863
San Antonio TX Wtr Series 2011A 5.00%, 5/15/23–5/15/26	21,200	24,401,046
Series 2013E 5.00%, 5/15/25	3,000	3,485,760

Spring TX ISD GO 5.00%, 8/15/20–8/15/21	$8,365	$9,835,709
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,189,545
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,000	2,319,200
Texas GO 5.00%, 10/01/22–10/01/25	47,335	55,815,181
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,077,600
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	14,985	15,875,669
Series 2007 5.00%, 4/01/24	8,380	9,382,248
Series 2014A 4.75%, 4/01/17(c)	5,295	5,926,005
Univ of Texas Series 2007D 5.00%, 8/15/14	5,850	5,955,300

		631,552,309

Washington–6.5%
Central Puget Sound WA RTA AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	1,015	1,067,648
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,601,598
Series 2011B 5.00%, 7/01/21	5,000	5,762,550
5.25%, 7/01/22	3,670	4,219,362
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NATL 5.50%, 11/01/19	1,435	1,565,111
Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/14	7,380	7,468,708
Series 2007A 5.00%, 7/01/16	5,450	6,000,505
Series 2007C 5.00%, 7/01/14–7/01/17	18,475	19,011,571
Series 2012A 5.00%, 7/01/18–7/01/21	92,585	108,127,154
AMBAC Series 2005A 5.00%, 7/01/18	5,040	5,306,062
Everett SD #2 GO 5.00%, 12/01/21(c)	3,600	4,262,400
Grant Cnty WA PUD #2 Series 2011I 5.00%, 1/01/20–1/01/23	13,725	15,965,581

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

King Cnty WA Swr Series 2011B 5.00%, 1/01/23	$4,415	$5,037,118
Port of Seattle WA 5.00%, 6/01/22	1,995	2,271,986
Series 2010C 5.00%, 2/01/17	2,590	2,843,794
Tacoma WA Elec Sys AGM 5.00%, 1/01/15 (Pre-refunded/ETM)	4,450	4,609,488
5.00%, 1/01/15	16,495	17,086,181
Washington Fed Hwy Grant 5.00%, 9/01/19–9/01/23	42,720	49,624,513
Washington St GO 5.00%, 7/01/22–7/01/23	27,815	32,968,403
Series 2007C 5.00%, 7/01/14	27,730	28,063,315
Series 2008C 5.00%, 1/01/17	3,225	3,603,131
Series 2010R 5.00%, 7/01/20	6,370	7,523,288
Series 2012R 5.00%, 7/01/23–7/01/24	22,715	26,704,121
AGM 5.00%, 7/01/15	5,405	5,727,300
AGM Series 2007A 5.00%, 7/01/14	6,260	6,335,245
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,394,941

		383,151,074

Wisconsin–0.4%
Wisconsin GO Series 20141 5.00%, 5/01/16	3,030	3,315,456
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series 2005A 5.25%, 7/01/14–7/01/16	12,610	13,663,506
NATL Series 2007I 5.00%, 7/01/16–7/01/17	8,885	9,834,813

		26,813,775

Total Municipal Obligations (cost $5,040,584,185)		5,191,577,107

CORPORATES-INVESTMENT GRADES–5.6%
Financial Institutions–3.9%
Banking–3.4%
Bank of America Corp.
1.50%, 10/09/15	33,318	33,613,364
4.50%, 4/01/15	18,940	19,649,833
7.375%, 5/15/14	6,380	6,431,346
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,621,407
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,052,703

Citigroup, Inc.
2.25%, 8/07/15	$14,360	$14,622,271
2.65%, 3/02/15	8,048	8,194,063
4.587%, 12/15/15	14,497	15,376,229
6.01%, 1/15/15	15,000	15,634,245
Goldman Sachs Group, Inc. (The) 6.00%, 5/01/14	1,113	1,117,898
JPMorgan Chase & Co. 1.35%, 2/15/17	41,328	41,294,442
1.875%, 3/20/15	1,875	1,898,837
Morgan Stanley 5.375%, 10/15/15	25,375	27,051,907

		199,558,545

Finance–0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	27,995,810
5.90%, 5/13/14	1,692	1,702,573

		29,698,383

		229,256,928

Industrial–1.7%
Capital Goods–0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,695,407

Communications-Telecommunications–0.4%
Verizon Communications, Inc. 2.50%, 9/15/16	21,530	22,293,669

Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,435,541

Consumer Non-Cyclical–0.1%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,794,380

Technology–0.8%
Cisco Systems, Inc. 1.10%, 3/03/17	29,031	29,090,136
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,547,797
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,903,463

		47,541,396

		99,760,393

Total Corporates—Investment Grades (cost $326,402,219)		329,017,321

GOVERNMENTS-TREASURIES–4.4%
United States–4.4%
U.S. Treasury Notes 0.75%, 1/15/17 (cost $260,306,650)	260,000	259,614,160

18	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.7%
Time Deposit–2.7%
State Street Time Deposit 0.01%, 4/01/14 (cost $160,125,695)	$160,126	$160,125,695

Total Investments—100.6% (cost $5,787,418,749)		5,940,334,283

Other assets less liabilities—(0.6)%		(35,419,448)

Net Assets—100.0%		$5,904,914,835

(a)	Illiquid security.
(b)	Fair valued by the Adviser.
(c)	When-Issued or delayed delivery security.
(d)	Variable rate coupon, rate shown as of March 31, 2014.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

As of March 31, 2014, the Fund held 10.9% of net assets in insured bonds (of this amount 10.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

ID—Improvement District

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NATL—National Interstate Corporation

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

UDC—Urban Development Corporation

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.0%
Long-Term Municipal Bonds–94.5%
California–81.4%
Bay Area Toll Auth CA 5.00%, 4/01/22–4/01/25	$28,820	$33,516,366
Series 2006F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,734,785
5.00%, 4/01/16	3,630	3,965,957
Series 2007F 5.00%, 4/01/16	3,570	3,900,404
Bay Area Wtr Supply & Consv Agy CA
Series 2013A 5.00%, 10/01/25	4,710	5,475,987
California Dept Wtr Res Cen Vy
Series 2013AM 5.00%, 12/01/14	3,000	3,096,930
Series 2014A 5.00%, 12/01/27	5,690	6,745,893
NATL 5.00%, 12/01/14 (Pre-refunded/ETM)	380	392,251
NATL Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	61,955
California Dept Wtr Res Pwr
Series 2008H 5.00%, 5/01/17	1,455	1,644,208
Series 2008K 5.00%, 5/01/18	23,145	26,804,919
Series 2010L 5.00%, 5/01/15–5/01/20	20,205	23,206,177
AGM Series 2008H 5.00%, 5/01/17	21,050	23,787,342
California Econ Recovery (California Econ Rec Spl Tax)
Series 2004A 5.25%, 7/01/14	2,820	2,855,476
Series 2009A 5.00%, 7/01/18–7/01/20	33,120	38,912,450
NATL Series 2004A 5.00%, 7/01/15	4,460	4,513,074
California GO 4.00%, 12/01/26	21,565	23,098,271
5.00%, 10/01/20–12/01/28	33,870	39,877,326
California Infra & Eco Dev Bk (Broad Collection)
Series 2011A 5.00%, 6/01/21	20,650	24,702,769

Schedule of Investments—California Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.07%, 11/01/26(a)	$6,000	$6,000,000
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27(b)	4,000	4,158,560
California Pub Wks Brd
Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	12,775	15,114,742
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,862,930
NATL Series 2007B
5.00%, 6/01/15 (Pre-refunded/ETM)	3,030	3,202,256
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,751,085
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,909,779
California Pub Wks Brd (CA Lease State Univ Sys) NATL Series 2006A 5.00%, 10/01/14	3,740	3,829,423
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	3,310	3,556,463
Series 2014A 5.00%, 9/01/30(c)	11,220	12,277,485
California Spl Dist Assn Fin Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	315	337,475
California State Univ Series 2010A 5.00%, 11/01/24	1,490	1,668,457
Series 2011A 5.25%, 11/01/26	5,500	6,325,055
Series 2012A 5.00%, 11/01/26	10,930	12,465,774
AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,675,315
California Statewide CDA (Kaiser Permanente) Series 2012C 5.00%, 11/01/29	2,630	2,965,141
Series 2012E-1 5.00%, 4/01/44	1,000	1,126,780
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20–4/01/22	2,000	2,301,850

California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	$1,965	$1,960,205
Chaffey CA Cmnty Clg Dist NATL 5.00%, 6/01/15 (Pre-refunded/ETM)	1,090	1,151,302
Chaffey CCD CA GO NATL 5.00%, 6/01/25	350	363,132
Coati-Rohnert Pk USD CA GO NATL 5.00%, 8/01/20	2,020	2,104,658
Contra Costa CA Wtr Dist Series 2013R 5.00%, 10/01/16	1,570	1,747,410
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,310,074
Grossmont-Cuyamaca CCD CA GO
AGC 5.25%, 8/01/17	1,150	1,314,439
Industry CA GO 5.00%, 7/01/17	3,655	4,118,015
Inland Valley CA Dev Agy Series 2009A 5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,320,000
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,491,779
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,339,050
Series 2010B 5.00%, 5/15/21	6,500	7,580,625
Long Beach CA USD GO Series 2009A 5.00%, 8/01/15–8/01/18	17,695	19,888,842
Series 2010A 5.00%, 8/01/25	1,000	1,147,340
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	5,000	5,781,500
Series 2008A 5.50%, 5/15/14–5/15/17	14,870	16,390,130
Series 2009A 5.25%, 5/15/23–5/15/24	15,955	18,412,989
Series 2010A 5.00%, 5/15/23–5/15/25	25,915	29,704,617
Los Angeles CA Dept W&P Pwr 4.00%, 7/01/16	10,000	10,822,300
Series 2012C 4.00%, 1/01/16	1,000	1,054,820

20	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

5.00%, 1/01/16	$8,150	$8,718,218
Series 2013A 5.00%, 7/01/21	1,505	1,800,191
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,832,754
Los Angeles CA Harbor Dept Series 2011B 5.00%, 8/01/23	2,500	2,879,875
Los Angeles CA USD GO FGIC Series 2005 A-1 5.00%, 7/01/20–7/01/22	13,485	14,242,543
NATL Series 2005 A-2 5.00%, 7/01/20	11,000	11,614,680
Los Angeles CA Wstwtr Sys Series 2012A 5.00%, 6/01/19	4,065	4,791,090
Series 2012C 5.00%, 6/01/23	2,765	3,258,940
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,292,320
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/15	10,770	11,534,347
Mammoth CA USD GO
NATL Zero Coupon, 8/01/21–8/01/22	2,100	1,616,959
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,616,044
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,840,906
5.75%, 7/01/21	2,045	2,385,390
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25–7/01/27	3,980	4,529,440
Orange Cnty CA Santn COP Series 2009A 5.00%, 2/01/18–2/01/20	11,045	12,722,208
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,189,580
Port of Oakland CA Series 2012P 5.00%, 5/01/22–5/01/25	16,945	18,924,045
NATL Series 2007C 5.00%, 11/01/18	1,900	2,132,199
Riverside CA Elec Series 2013A 5.00%, 10/01/15	2,425	2,595,575
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	2,000	2,255,640

Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	$4,555	$5,228,138
Series 2013C 5.00%, 8/15/14–8/15/16	8,060	8,664,763
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,509,472
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,437,683
Sacramento Regl Transit Dist CA 5.00%, 3/01/24	1,000	1,103,560
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 5.00%, 5/15/18–5/15/21	35,520	41,304,974
San Diego CA USD GO NATL Series 2004D 5.50%, 7/01/19	10,140	12,121,457
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,078,500
San Diego Cnty CA Wtr Auth AGM Series 2008A-COPS 5.00%, 5/01/19–5/01/24	7,655	8,551,244
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.25%, 5/01/18	4,655	5,344,918
Series 2009C-2
5.00%, 5/01/15–5/01/16	26,210	28,050,806
Series 2011C 5.00%, 5/01/21	3,900	4,485,156
Series 2011S 5.00%, 5/01/25	3,000	3,361,710
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,462,620
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,385	2,522,424
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,251,000
Series 2011A 5.00%, 11/01/25	11,320	13,084,788
Series 2013B 5.00%, 10/01/25	4,000	4,638,200
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/19–8/01/24	3,855	4,176,493
San Ramon Vly USD CA GO AGM 5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,016,870

Schedule of Investments—California Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NATL 5.375%, 9/01/17	$560	$560,599
Santa Rosa CA HSD GO 4.00%, 8/01/16	1,740	1,873,597
5.00%, 8/01/17	4,255	4,791,258
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19–11/01/20	5,520	6,360,827
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,650,000
Series 2010-1 5.00%, 7/01/25	8,235	9,348,866
Series 2014A 5.00%, 7/01/30	1,000	1,141,100
Univ of California Series 2009Q 5.25%, 5/15/22	3,510	3,981,990
Series 2010U 5.00%, 5/15/24	4,215	4,871,191
Series 2012G 5.00%, 5/15/25	10,000	11,532,200
AGM Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	420,402
5.00%, 5/15/16	5,935	6,313,178
West Contra Costa CA USD (West Contra Costa CA USD GO) Series 2013A 4.00%, 8/01/14–8/01/15	12,285	12,608,259
Series 2013B 4.00%, 8/01/15	4,000	4,198,720

		863,644,244

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	110	110,012

Colorado–0.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,028,100
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/20	1,625	1,822,974

		3,851,074

Florida–3.9%
Broward Cnty FL Sch Brd COP Series 2011A 5.00%, 7/01/18	2,000	2,261,220

Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	$13,160	$14,638,131
Dupree Lakes CDD FL 6.83%, 11/01/15	65	64,761
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15–7/01/16	17,080	18,562,967
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,477,448
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,234,139
Miami-Dade Cnty FL Expressway Series 2013A 5.00%, 7/01/21	1,280	1,468,851
New River CDD FL 5.75%, 5/01/38(d)(e)	605	266,200
Series 2006B 5.00%, 5/01/13(d)(f)	405	4
Series 2010A1 5.75%, 5/01/38(d)	235	189,022
Series 2010B-2 5.00%, 5/01/18(d)	475	209,000
Series 2010B1 5.00%, 5/01/15(d)	220	215,585
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(d)(g)(h)	155	72,277

		41,659,605

Guam–0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,573,665

Illinois–1.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,785,659
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,361,930
Illinois GO 5.00%, 8/01/18	5,000	5,681,050

		13,828,639

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(d)(g)(h)	3,200	0

New Jersey–2.8%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19–6/15/20	25,930	30,002,239

22	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

North Carolina–0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/16	$2,375	$2,557,353

Ohio–0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(d)(g)	304	121,600

Puerto Rico–2.7%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	3,850	2,714,596
Series 2007V V 5.50%, 7/01/20	3,065	2,199,628
Series 2010DDD 5.00%, 7/01/22	10,190	7,182,116
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,359,984
Series 2012A 5.00%, 7/01/20	1,850	1,537,017
NATL Series 2001A 5.50%, 7/01/19	5,470	5,474,431
Puerto Rico Govt Dev Bank NATL Series 2009 4.75%, 12/01/15	5,535	5,533,782
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2009P 6.00%, 7/01/20	1,415	1,208,665

		28,210,219

Texas–1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,300,124
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,764,248

		13,064,372

Washington–0.4%
Tobacco Settlement Auth WA 5.00%, 6/01/15	1,000	1,053,470
Washington St HFC (Rockwood Retirement Communities) 5.125%, 1/01/20(b)	2,925	2,920,496

		3,973,966

Total Long-Term Municipal Bonds (cost $970,458,478)		1,002,596,988

Short-Term Municipal Notes–1.5%
California–1.5%
California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.07%, 11/01/26(i) (cost $16,400,000)	$16,400	$16,400,000

Total Municipal Obligations (cost $986,858,478)		1,018,996,988

CORPORATES-INVESTMENT GRADES–3.2%
Financial Institutions–3.0%
Banking–3.0%
American Express Credit Corp. 1.75%, 6/12/15	5,914	5,996,033
Bank of America NA 1.125%, 11/14/16	10,000	9,973,030
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,550,090
2.15%, 3/23/15	2,000	2,030,084
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,425,664
Morgan Stanley 1.75%, 2/25/16	5,788	5,862,677

		31,837,578

Industrial–0.2%
Consumer Cyclical-Automotive–0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,632,856

Total Corporates—Investment Grades (cost $34,159,733)		34,470,434

SHORT-TERM INVESTMENTS–0.6%
Time Deposit–0.6%
State Street Time Deposit 0.01%, 4/01/14 (cost $5,840,877)	5,841	5,840,877

Total Investments—99.8% (cost $1,026,859,088)		1,059,308,299

Other assets less liabilities—0.2%		2,234,510

Net Assets—100.0%		$1,061,542,809

(a)	Variable rate coupon, rate shown as of March 31, 2014.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $7,079,056 or 0.7% of net assets.
(c)	When-Issued or delayed delivery security.

Schedule of Investments—California Municipal Portfolio	23

(d)	Illiquid security.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Non-income producing security.
(g)	Security is in default and is non-income producing.
(h)	Fair valued by the Adviser.
(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2014, the Fund held 11.7% of net assets in insured bonds (of this amount 6.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

HFC—Housing Finance Corporation

HSD—High School District

IDA—Industrial Development Authority/Agency

MTA—Metropolitan Transportation Authority

NATL—National Interstate Corporation

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2014 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.2%
Long-Term Municipal Bonds–95.2%
New York–76.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,436,984
Albany Cnty NY GO Series 2012B 5.00%, 11/01/15	1,085	1,165,388
Battery Park City Auth NY Series 2013A 5.00%, 11/01/22	4,210	5,064,798
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,831,229
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,124,245
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,526,642
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,674,234
AGM Series 2008A 5.00%, 5/01/16	1,280	1,393,331
Long Island Pwr Auth NY Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,786,754
NATL Series 2006F 5.00%, 5/01/15–5/01/16	24,690	26,287,880
Metropolitan Trnsp Auth NY Series 2006B 5.00%, 11/15/16–11/15/17	6,645	7,401,921
Series 2010D 5.25%, 11/15/24	10,755	12,094,105
Series 2010G 5.00%, 11/15/21	9,305	10,599,605
5.25%, 11/15/22–11/15/26	33,880	38,217,046
Series 2011C 5.00%, 11/15/24	2,890	3,228,708
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,328,309
AGM Series 2002B 0.315%, 11/01/22(a)(b)	15,325	14,802,264
AMBAC Series 1997B 5.00%, 5/01/14 (Pre-refunded/ETM)	535	536,696

24	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24	$14,130	$16,319,302
Metropolitan Trnsp Auth NY (Metro Trnsp Auth Ny Ded Tax) NATL Series 2004A 5.25%, 11/15/15	3,330	3,596,200
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) NATL Series 2004A 5.25%, 11/15/16	9,820	11,033,752
Nassau Cnty NY GO Series 2011A 5.00%, 4/01/21–4/01/22	5,915	6,740,328
Series 2012A 5.00%, 4/01/14–4/01/15	11,075	11,332,304
Series 2013A 5.00%, 4/01/18–4/01/20	8,660	9,920,122
New York GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	540	563,582
5.00%, 3/01/16	4,020	4,188,358
New York NY GO Series 2002C 5.50%, 8/01/14	5	5,021
Series 2004G 5.25%, 8/01/15	50	50,200
Series 2005F 5.25%, 9/01/14 (Pre-refunded/ETM)	245	250,101
Series 2007A-1 5.00%, 8/01/18	4,570	5,142,758
Series 2007C 5.00%, 1/01/16	4,410	4,758,258
Series 2007E 5.00%, 8/01/16	5,500	6,072,055
Series 2008A-1 5.00%, 8/15/16	4,400	4,865,212
Series 2008B-1 5.25%, 9/01/16	10,000	11,131,800
Series 2011A 5.00%, 8/01/26	14,275	16,079,931
Series 2011D-1 5.00%, 10/01/24	2,860	3,251,648
Series 2011E-3 5.00%, 8/01/23	6,855	7,862,274
Series 2012I 5.00%, 8/01/16	12,545	13,849,805
Series 2013B 5.00%, 8/01/20	10,000	11,683,900
Series 2013D 5.00%, 8/01/19	7,165	8,356,396
Series 2013F 5.00%, 3/01/17	2,675	2,994,341
Principal Amount (000)		U.S. $ Value

Series 2013I 5.00%, 8/01/20	$18,775	$21,936,522
NATL Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,160
5.00%, 8/01/16	2,340	2,375,989
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	9,055	10,244,555
Series 2006BB 5.00%, 6/15/19–6/15/20	18,985	20,756,686
Series 2008AA 5.00%, 6/15/19–6/15/22	21,485	24,686,792
Series 2010FF 5.00%, 6/15/25	24,730	27,956,276
Series 2014D 5.00%, 6/15/22(c)	11,350	13,441,578
New York NY TFA Bldg Aid
Series 2011S-1A 5.00%, 7/15/25	4,420	5,009,761
Series 2012S 5.00%, 7/15/25	7,390	8,408,490
New York NY Trnsl Fin Auth 5.00%, 11/01/15	7,955	8,549,636
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,321,580
Series 2004D-1 5.00%, 5/01/14 (Pre-refunded/ETM)	4,495	4,512,216
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,231,150
Series 2011A 5.00%, 11/01/20	1,130	1,331,095
Series 2011A-1 5.00%, 11/01/23	15,315	17,748,094
Series 2011B 5.00%, 2/01/20–2/01/24	15,135	17,457,835
Series 2011C 5.00%, 11/01/20	9,480	11,167,061
Series 2012B 5.00%, 11/01/16–11/01/24	14,330	16,460,679
Series 2012D 5.00%, 11/01/20–11/01/23	34,790	40,929,900
Series 2012E 5.00%, 11/01/15–2/01/26	14,225	16,188,431
Series 2013H 3.00%, 11/01/14	2,260	2,297,448
Series 2014C 5.00%, 11/01/26	6,345	7,405,376
New York NY Trst for Cult Res (Lincoln Center Performing Arts) Series 2008C 5.75%, 12/01/16	23,025	26,052,327
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,401,091

Schedule of Investments—New York Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth 4.00%, 8/15/14 (Pre-refunded/ETM)	$2,150	$2,180,487
4.00%, 8/15/15 (Pre-refunded/ETM)	2,675	2,814,795
NATL 5.20%, 5/01/14 (Pre-refunded/ETM)	1,000	1,088,780
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,725,239
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,075	1,090,813
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,540,608
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	4,986,250
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	18,175	19,364,744
New York St Dormitory Auth (New York St Lease Svc Contract)
Series 2009A 5.00%, 7/01/22	6,050	6,868,504
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/20	4,750	5,387,212
Series 2008C 5.00%, 3/15/16–3/15/18	35,690	40,334,198
Series 2009D 5.00%, 6/15/20	2,230	2,565,905
Series 2009G 5.00%, 3/15/18	7,840	9,002,280
Series 2010E 5.00%, 2/15/19	1,305	1,515,901
Series 2012A 5.00%, 12/15/21	5,875	6,947,364
Series 2012B 5.00%, 3/15/22	3,905	4,604,854
Series 2012D 5.00%, 2/15/22–2/15/25	22,135	25,637,996
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,672,520
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,840,837
New York St Dormitory Auth (New York Univ) NATL Series 1998A 6.00%, 7/01/18	1,000	1,184,350
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,539,969
Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NATL 5.20%, 2/15/16	$5,820	$5,840,545
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NATL Series 2010C 0.417%, 4/01/34(a)(b)	17,725	16,232,183
New York St Envrn Fac Corp. NATL Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	1,060	1,096,337
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/16–6/15/25	15,355	15,636,452
Series 2009A 5.25%, 6/15/24	7,300	8,446,392
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(d)(e)	1,980	20
New York St Loc Gov Asst Corp. Series 2008A 5.00%, 4/01/19–4/01/20	16,145	18,385,219
New York St Pwr Auth NATL Series 2007C 5.00%, 11/15/16	6,245	6,957,305
New York St Thruway Auth
AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	936,188
NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,111,071
New York St Thruway Auth (New York St Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	10,242,220
Series 2010A 5.00%, 3/15/25	5,425	6,193,505
AGM Series 2005A 5.00%, 3/15/18	1,035	1,078,574
AMBAC Series 2004A 5.00%, 3/15/15	10,170	10,640,057
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	24,192,131
Series 2012A 5.00%, 4/01/21–4/01/25	26,070	29,960,690
AMBAC Series 2005B 5.50%, 4/01/20	9,020	10,828,871
NATL Series 2005B 5.00%, 4/01/16	10,335	11,053,903

26	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	$5,155	$5,771,796
Series 2013A 5.00%, 5/01/19	25,000	28,878,250
Series 2014J 5.00%, 1/01/26	18,860	21,495,308
New York St UDC (New York St Lease Svc Contract) Series 2008B 5.00%, 1/01/19	3,525	4,008,595
New York St UDC (New York St Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,269,397
Series 2013C 5.00%, 3/15/20	9,915	11,612,051
AMBAC Series 2005A-1 5.00%, 12/15/20	6,265	6,726,041
New York State Dormitory Authority AGM 5.00%, 2/15/16 (Pre-refunded/ETM)	70	76,024
5.00%, 2/15/16	3,760	4,075,426
Port Authority of NY & NJ 5.00%, 9/15/24	2,000	2,222,700
Series 20131 5.00%, 12/01/23	10,480	12,112,050
NATL 5.00%, 12/01/19	15,290	15,909,398
XLCA 5.00%, 10/01/17–10/01/19	10,255	11,088,668
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,880	1,854,564
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island)
5.00%, 7/01/16–7/01/17	2,900	3,177,205
Tompkins Cnty NY IDA (Ithaca College)
5.00%, 7/01/16	2,710	2,840,215
Triborough Brdg & Tunl Auth NY
Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	5,555	5,991,234
Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,499,762
Series 2008C 5.00%, 11/15/16	5,000	5,570,300
Series 2008D 5.00%, 11/15/15–11/15/16	22,595	24,812,172
Principal Amount (000)		U.S. $ Value

Series 2011A 5.00%, 1/01/27	$7,000	$7,873,250
Series 2012B 5.00%, 11/15/19–11/15/23	28,160	33,006,968
Series 2013A 5.00%, 11/15/28	5,000	5,552,050
Series 2013B 5.00%, 11/15/22	7,525	8,910,954
Troy Res Corp. (Rensselaer Polytechnic Institute)
5.00%, 9/01/16–9/01/21	7,490	8,218,247
Series 2010B 5.00%, 9/01/17–9/01/18	9,100	10,182,059
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.)
Series 2007A 5.25%, 9/15/16	975	837,720
Utility Debt Securitization Auth NY
Series 2013T 5.00%, 6/15/26–12/15/29	7,560	8,825,733
Yonkers NY GO
Series 2011A 5.00%, 10/01/14–10/01/17	6,880	7,413,326
NATL Series 2005A 5.00%, 8/01/14	5,355	5,434,308

		1,263,399,555

Alabama–0.8%
Alabama Pub Sch & Clg Auth
Series 2009B 5.00%, 5/01/18	11,055	12,726,627

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr)
4.45%, 6/01/14	145	145,016

California–2.5%
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A 5.00%, 7/01/18–7/01/20	27,975	32,600,728
5.25%, 7/01/21	5,000	5,925,500
Golden St Tobacco Sec CA (California Tobacco Sec/St App)
Series 2013A 5.00%, 6/01/19	1,225	1,419,309
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport)
Series 2009E 5.00%, 5/01/21	1,280	1,476,557

		41,422,094

Colorado–0.1%
Todd Creek Farms Met Dist #1 CO
5.60%, 12/01/14(e)	2,765	1,382,500

Schedule of Investments—New York Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

District of Columbia–0.4%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/19–10/01/21	$5,795	$6,578,906

Florida–5.8%
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	32,755	36,434,042
Series 2010A-1 5.00%, 6/01/16	7,230	7,884,170
Dupree Lakes CDD FL 6.83%, 11/01/15	90	89,669
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(d)(e)(f)	2,060	1,114,254
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	18,918,973
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,465,667
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(d)(e)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16–10/01/17	4,805	5,287,895
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,406,491
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	1,954,932
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,025	1,025,318
Overoaks CDD FL Series 2004B 5.125%, 5/01/09(e)(f)	185	0
Series 2010A-1 6.125%, 5/01/35(e)	80	81,013
Series 2010A-2 6.125%, 5/01/35(e)	195	195,339
Series 2010B 5.125%, 5/01/17(e)	345	344,841
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	1,125	1,095,683
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,690	2,910,714
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(d)(e)(f)	160	74,608

		95,570,109

Principal Amount (000)		U.S. $ Value

Georgia–0.5%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/17	$6,975	$7,567,317

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,666,892

Illinois–1.0%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	420	413,167
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(d)(e)	1,307	379,030
Cortland IL SSA #10 5.125%, 3/01/14(d)(e)	2,545	127,250
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	795	526,290
Illinois GO 5.00%, 8/01/15	15,000	15,894,150

		17,339,887

Indiana–0.7%
Indiana Bond Bank Gas (JPMorgan Chase) Series 2007A 5.25%, 10/15/18–10/15/21	10,745	12,347,385

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(d)(e)	1,515	454,500
Juban Parc LA CDD (Juban Parc LA CDD) 5.15%, 10/01/14(d)(e)	1,155	231,000
Whispering Springs CDD LA 5.20%, 10/01/21(d)(e)	1,500	270,000

		955,500

Michigan–0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	2,953,031

Nevada–0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,381,536

New Jersey–0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,532,569

North Carolina–0.1%
North Carolina Eastern Mun Pwr Agy Series 2009B 5.00%, 1/01/15	1,475	1,525,946

28	Sanford C. Bernstein Fund, Inc.—2014 Semi-Annual Report

Principal Amount (000)		U.S. $ Value

Ohio–0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(d)(e)	$170	$68,000

Pennsylvania–1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	16,226,782
5.25%, 9/01/23	2,345	2,573,122

		18,799,904

Puerto Rico–2.5%
Puerto Rico Elec Pwr Auth Series 2008WW 5.50%, 7/01/18–7/01/19	11,595	9,891,305
Series 2010AAA 5.25%, 7/01/21	8,575	6,083,191
Series 2010ZZ 5.25%, 7/01/22	7,900	5,592,331
NATL Series 2002KK 5.50%, 7/01/16	3,695	3,748,319
Puerto Rico Govt Dev Bank NATL Series 2009 4.75%, 12/01/15	7,460	7,458,359
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.622%, 7/01/28(a)	1,090	579,062
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/22	8,735	8,047,119

		41,399,686

Tennessee–1.2%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,392,237

Texas–0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,255

Washington–0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,590,676

Total Municipal Obligations (cost $1,532,434,090)		1,568,755,628

CORPORATES-INVESTMENT GRADES–0.6%
Financial Institutions–0.3%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,522,563

Principal Amount (000)		U.S. $ Value

Finance–0.2%
General Electric Capital Corp. 1.625%, 7/02/15	$4,304	$4,362,496

		5,885,059

Industrial–0.3%
Consumer Cyclical-Automotive–0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,297,671

Total Corporates—Investment Grades (cost $10,021,634)		10,182,730

SHORT-TERM INVESTMENTS–4.0%
Time Deposit–4.0%
State Street Time Deposit 0.01%, 4/01/14 (cost $66,457,987)	66,458	66,457,987

Total Investments—99.8% (cost $1,608,913,711)		1,645,396,345

Other assets less liabilities—0.2%		2,910,292

Net Assets—100.0%		$1,648,306,637

(a)	Variable rate coupon, rate shown as of March 31, 2014.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2014 and the aggregate market value of these securities amounted to $31,034,447 or 1.88% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Defaulted.
(e)	Illiquid security.
(f)	Fair valued by the Adviser.

As of March 31, 2014, the Fund held 13.3% of net assets in insured bonds (of this amount 3.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

NATL—National Interstate Corporation

SD—School District

SSA—Special Services Area

TFA—Transitional Finance Authority

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	29

SCB–MU–1945–0314

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 16, 2014

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2014 Semi-Annual Report for the AllianceBernstein Blended Style Funds Tax-Managed International and International Portfolios* (each a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are portfolios of the Sanford C. Bernstein Fund, Inc. The Semi- Annual report covers the six-month period ended March 31, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios’ holdings as of the period end.

Global developed-market stock performance was strong for the 12-month period ended March 31, 2014. Driving these results were continuing central-bank accommodation, brighter economic signals, and improved investor sentiment about most risk assets—at least until the final quarter of the period. Emerging-market stocks, however, were an outlier, posting modestly negative returns. Their results reflected slower-growing economies and a dose of geopolitical turmoil, including the Ukraine-Russia confrontation at the end of the period. Our Portfolios are diversified by sector and by style, given our perception of widespread global opportunities and reasonable stock valuations.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, though most yields moved up in an uneven pattern. Indeed, the yields for several maturities and credit ratings turned sharply downward in the first quarter of 2014. With yields still low by historical standards and most economic signs pointing to continued recovery, we believe that rates are poised to resume rising—at a slow, measured pace—in the period ahead, and we have assembled our Portfolios accordingly. While our research on both stocks and bonds is bottom-up, company-by-company and security-by-security, we hope to take advantage of what we see as a general economic tailwind.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

Investment Objective and Policies

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser may diversify the Portfolios across multiple research strategies as well as capitalization ranges. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks from the Adviser’s “bottom-up” fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and “bottom-up”, based largely on specific company and industry findings and taking into account broad economic forecasts. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns; the International Portfolio is managed without regard to tax considerations.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”). These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolio from a decline in value, sometimes within certain ranges.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Tax-Managed International Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Disclosures and Risks

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio*
Class A	5.43%	16.18%

Class B†	5.11%	15.36%

Class C	5.08%	15.44%

MSCI EAFE Index (net)	6.41%	17.56%

*    Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the performance of the Portfolio for the six- and 12-month periods ended March 31, 2014 by 0.01% and 0.02%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	16.18%	11.21%
5 Years	11.33%	10.38%
10 Years	2.47%	2.03%

Class B Shares
1 Year	15.36%	11.36%
5 Years	10.49%	10.49%
10 Years(a)	1.86%	1.86%

Class C Shares
1 Year	15.44%	14.44%
5 Years	10.54%	10.54%
10 Years	1.74%	1.74%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		11.21%
5 Years		10.38%
10 Years		2.03%

Class B Shares
1 Year		11.36%
5 Years		10.49%
10 Years(a)		1.86%

Class C Shares
1 Year		14.44%
5 Years		10.54%
10 Years		1.74%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.93%, 2.84% and 2.68% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
Returns

Class A Shares
1 Year	10.94%
5 Years	10.35%
10 Years	1.57%

Class B Shares
1 Year	11.52%
5 Years	10.66%
10 Years(a)	1.49%

Class C Shares
1 Year	14.37%
5 Years	10.67%
10 Years	1.40%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)

Class A Shares
1 Year	6.83%
5 Years	8.53%
10 Years	2.26%

Class B Shares
1 Year	6.59%
5 Years	8.59%
10 Years(a)	2.14%

Class C Shares
1 Year	8.51%
5 Years	8.63%
10 Years	2.05%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	5.38%	15.57%

Class B*	5.02%	14.51%

Class C	5.01%	14.71%

MSCI EAFE Index (net)	6.41%	17.56%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	15.57%	10.68%
5 Years	11.42%	10.46%
10 Years	2.61%	2.17%

Class B Shares
1 Year	14.51%	10.51%
5 Years	10.50%	10.50%
10 Years(a)	2.00%	2.00%

Class C Shares
1 Year	14.71%	13.71%
5 Years	10.61%	10.61%
10 Years	1.88%	1.88%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		10.68%
5 Years		10.46%
10 Years		2.17%

Class B Shares
1 Year		10.51%
5 Years		10.50%
10 Years(a)		2.00%

Class C Shares
1 Year		13.71%
5 Years		10.61%
10 Years		1.88%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.15%, 2.97% and 2.88% for Class A, Class B and Class C shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 4-6.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,054.30	$5.89	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000	$1,051.10	$9.46	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Class C
Actual	$1,000	$1,050.80	$9.46	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,053.80	$6.09	1.19%
Hypothetical**	$1,000	$1,019.00	$5.99	1.19%
Class B
Actual	$1,000	$1,050.20	$9.66	1.89%
Hypothetical**	$1,000	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000	$1,050.10	$9.66	1.89%
Hypothetical**	$1,000	$1,015.51	$9.50	1.89%
*	Expenses are equal to each classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Expense Example

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,963.6

*	All data are as of March 31, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for the Tax-Managed International and International Portfolios).

Please note: The industry classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,631.9

*	All data are as of March 31, 2014. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Portfolio of Investments” section of the report for the Tax-Managed International and International Portfolios).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 22.1%
Capital Markets – 3.1%
3i Group PLC	183,020	$1,215,444
Ashmore Group PLC	117,040	648,762
Banca Generali SpA	27,030	892,532
Daiwa Securities Group, Inc.	2,446,000	21,251,446
Deutsche Bank AG (REG)	521,240	23,361,214
GAM Holding AG(a)	53,930	973,563
Intermediate Capital Group PLC	98,120	677,550
Macquarie Group Ltd.	687,274	37,059,119
UBS AG (REG)(a)	1,827,027	37,807,286

		123,886,916

Commercial Banks – 6.6%
Banca Popolare di Milano Scarl(a)	598,770	603,022
Banco do Brasil SA	694,600	6,979,674
Bank Hapoalim BM	2,341,940	13,370,156
Bank of Georgia Holdings PLC	23,490	977,177
Bank of Queensland Ltd.	95,670	1,143,060
Chiba Bank Ltd. (The)	155,000	954,058
Danske Bank A/S	274,420	7,635,684
DGB Financial Group, Inc.	64,470	934,649
Hang Seng Bank Ltd.	1,152,200	18,351,173
KBC Groep NV	369,750	22,771,420
Lloyds Banking Group PLC(a)	26,607,745	33,286,807
Mitsubishi UFJ Financial Group, Inc.	4,180,400	23,020,545
Resona Holdings, Inc.	3,347,900	16,178,822
Royal Bank of Scotland Group PLC(a)	10,985	56,993
Seven Bank Ltd.	1,943,000	7,625,105
Societe Generale SA	606,180	37,313,744
SpareBank 1 SR Bank ASA	144,590	1,467,510
Sumitomo Mitsui Financial Group, Inc.	268,100	11,491,813
Toronto-Dominion Bank (The)	158,020	7,408,572
UniCredit SpA	4,829,730	44,148,713
Unione di Banche Italiane SCPA	55,560	524,198
Westpac Banking Corp.	131,671	4,233,572

		260,476,467

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL	189,600	511,406
Credito Real SAB de CV	440,970	725,521
International Personal Finance PLC	84,910	725,783

		1,962,710

Diversified Financial Services – 1.2%
Chailease Holding Co., Ltd.	328,600	792,505
Challenger Ltd./Australia	444,040	2,641,887
IG Group Holdings PLC	1,079,221	11,299,373
ORIX Corp.	2,171,600	30,606,488

		45,340,253

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 6.4%
Admiral Group PLC	2,231,800	$53,141,599
AIA Group Ltd.	6,297,400	29,951,351
Anadolu Hayat Emeklilik AS	196,506	429,308
Baloise Holding AG	5,540	697,380
BB Seguridade Participacoes SA	343,800	3,804,680
Direct Line Insurance Group PLC	216,580	857,544
Gjensidige Forsikring ASA	547,490	11,116,200
Insurance Australia Group Ltd.	4,871,830	25,197,427
Lancashire Holdings Ltd.	1,504,010	17,150,688
Muenchener Rueckversicherungs AG	191,440	41,832,908
Prudential PLC	1,631,300	34,541,873
Storebrand ASA(a)	112,700	649,012
Suncorp Group Ltd.	626,810	7,501,288
Swiss Life Holding AG(a)	5,910	1,453,370
Topdanmark A/S(a)	435,130	12,660,689
Tryg A/S	125,140	12,378,500

		253,363,817

Real Estate Investment Trusts (REITs) – 0.4%
Allied Properties Real Estate Investment Trust	22,170	691,872
Australand Property Group	271,840	1,065,414
Concentradora Fibra Hotelera Mexicana SA de CV	316,110	533,408
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	474,910	559,162
GLP J-Reit	11,376	11,435,535
Granite Real Estate Investment Trust	40,610	1,493,625
Stockland	5,905	20,570
Vastned Retail NV	19,650	967,159

		16,766,745

Real Estate Management & Development – 4.3%
Aeon Mall Co., Ltd.	485,100	12,428,019
CIFI Holdings Group Co., Ltd.	4,634,000	909,857
Country Garden Holdings Co., Ltd.	26,016,000	10,791,886
Countrywide PLC	102,425	1,117,610
Daito Trust Construction Co., Ltd.	368,300	34,114,892
Global Logistic Properties Ltd.	21,417,000	45,199,234
Hang Lung Group Ltd.	696,200	3,505,006
Hang Lung Properties Ltd.	6,921,000	19,922,544
KWG Property Holding Ltd.	1,281,000	706,496
Lend Lease Group	1,637,680	18,035,666
Mitsubishi Estate Co., Ltd.	916,000	21,751,010
NTT Urban Development Corp.	58,700	552,500
Quintain Estates & Development PLC(a)	528,860	908,140
UOL Group Ltd.	210,000	1,047,261
Wing Tai Holdings Ltd.	479,000	698,613

		171,688,734

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	187,930	$1,292,225

		874,777,867

Consumer Discretionary – 20.1%
Auto Components – 2.8%
Cie Generale des Etablissements Michelin – Class B	230,479	28,813,275
GKN PLC	2,606,280	16,981,933
Halla Visteon Climate Control Corp.	19,100	874,933
Leoni AG	12,430	909,021
Linamar Corp.	25,170	1,161,167
Pirelli & C. SpA	59,030	928,581
Plastic Omnium SA	297,210	11,020,148
Sumitomo Rubber Industries Ltd.	70,700	899,293
TS Tech Co., Ltd.	36,400	1,102,051
Valeo SA	337,950	47,594,646

		110,285,048

Automobiles – 3.6%
Honda Motor Co., Ltd.	483,700	17,019,785
Hyundai Motor Co. (Preference Shares)	124,910	15,976,809
Nissan Motor Co., Ltd.	2,777,900	24,760,329
Toyota Motor Corp.	1,077,900	60,786,883
Volkswagen AG (Preference Shares)	92,480	23,979,649

		142,523,455

Distributors – 0.0%
Inchcape PLC	115,500	1,244,949

Diversified Consumer Services – 1.2%
Estacio Participacoes SA	2,686,400	27,065,273
Kroton Educacional SA	933,600	20,531,794

		47,597,067

Hotels, Restaurants & Leisure – 3.6%
Flight Centre Travel Group Ltd.	19,880	969,892
J D Wetherspoon PLC	71,880	1,027,363
Jollibee Foods Corp.	113,470	433,216
Melco Crown Entertainment Ltd. (ADR)(a)	535,728	20,705,887
Merlin Entertainments PLC(a)(b)	1,875,164	11,785,698
Mitchells & Butlers PLC(a)	127,240	967,218
Sodexo	542,988	56,911,302
Tatts Group Ltd.	3,279,800	8,831,503
Whitbread PLC	307,093	21,315,762
William Hill PLC	2,466,545	14,033,284
Yum! Brands, Inc.	48,960	3,691,094

		140,672,219

Household Durables – 0.1%
Berkeley Group Holdings PLC	21,540	942,425
Rinnai Corp.	18,300	1,609,705

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Taylor Wimpey PLC	512,170	$1,006,777
Techtronic Industries Co.	314,000	880,769

		4,439,676

Internet & Catalog Retail – 0.0%
Qunar Cayman Islands Ltd. (ADR)(a)	28,115	860,038

Leisure Equipment & Products – 0.0%
Merida Industry Co., Ltd.	101,000	671,630

Media – 2.8%
British Sky Broadcasting Group PLC	403,300	6,138,662
Cineplex, Inc.	109,860	4,180,742
Havas SA	135,380	1,012,658
Liberty Global PLC – Series C(a)	694,740	28,282,865
Mediaset Espana Comunicacion SA(a)	62,440	727,730
Metropole Television SA	42,940	934,078
Reed Elsevier PLC	1,486,970	22,723,122
SKY Perfect JSAT Holdings, Inc.	1,043,700	5,593,994
Thomson Reuters Corp.	597,310	20,418,222
Wolters Kluwer NV	778,420	21,944,625

		111,956,698

Multiline Retail – 1.0%
Canadian Tire Corp., Ltd. – Class A	59,010	5,563,647
Debenhams PLC	1,171,330	1,561,613
Dollarama, Inc.	16,010	1,219,685
Harvey Norman Holdings Ltd.	357,200	1,095,404
Myer Holdings Ltd.	2,061,490	4,271,259
Next PLC	213,300	23,473,820
Poundland Group PLC(a)	91,347	578,699

		37,764,127

Specialty Retail – 1.8%
Fielmann AG	52,100	7,002,740
Howden Joinery Group PLC	199,390	1,238,236
JUMBO SA(a)	53,339	955,272
Komeri Co., Ltd.	32,100	875,683
Mr. Price Group Ltd.	131,960	1,972,311
Shimamura Co., Ltd.	127,200	11,007,125
Sports Direct International PLC(a)	2,118,231	30,097,352
United Arrows Ltd.	16,100	596,695
WH Smith PLC	55,180	1,106,917
World Duty Free SpA(a)	68,390	959,126
Yamada Denki Co., Ltd.	4,905,500	16,349,895

		72,161,352

Textiles, Apparel & Luxury Goods – 3.2%
Brunello Cucinelli SpA	26,210	694,229
Cie Financiere Richemont SA	457,699	43,727,722
Eclat Textile Co., Ltd.	123,040	1,426,544
Hugo Boss AG	117,002	15,578,706

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Li & Fung Ltd.	21,696,000	$32,150,756
LVMH Moet Hennessy Louis Vuitton SA	72,865	13,204,030
Prada SpA	434,700	3,367,468
Samsonite International SA	4,709,300	14,590,433

		124,739,888

		794,916,147

Industrials – 13.4%
Aerospace & Defense – 2.2%
Airbus Group NV	596,763	42,740,715
BAE Systems PLC	531,490	3,692,262
MTU Aero Engines AG	17,080	1,585,614
QinetiQ Group PLC	1,266,680	4,784,705
Saab AB – Class B	55,510	1,696,828
Safran SA	235,150	16,291,075
Thales SA	121,690	8,069,262
Zodiac Aerospace	288,700	10,200,096

		89,060,557

Air Freight & Logistics – 0.0%
CTT-Correios de Portugal SA(a)	102,790	1,127,992

Airlines – 0.3%
Air New Zealand Ltd.	470,830	836,504
Qantas Airways Ltd.(a)	10,322,822	10,605,208
Turk Hava Yollari	217,550	669,942

		12,111,654

Building Products – 0.0%
Kingspan Group PLC	70,030	1,332,345
Tarkett SA(a)	12,479	442,692

		1,775,037

Commercial Services & Supplies – 1.2%
Aggreko PLC	132,046	3,308,020
Babcock International Group PLC	1,068,120	23,986,202
Edenred	604,656	18,967,759
Loomis AB – Class B	45,090	1,162,364
Rentokil Initial PLC	476,630	979,247

		48,403,592

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	506,000	858,883
Grana y Montero SA	121,680	424,168
Grana y Montero SA (ADR)(a)	10,591	182,801
Sino-Thai Engineering & Construction PCL	1,186,190	588,707

		2,054,559

Electrical Equipment – 0.6%
Sumitomo Electric Industries Ltd.	1,573,800	23,494,933

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrial Conglomerates – 0.9%
DCC PLC	18,840	$1,023,937
Hutchison Whampoa Ltd.	1,307,000	17,363,144
Toshiba Corp.	3,872,000	16,411,734

		34,798,815

Machinery – 0.8%
Andritz AG	14,810	915,723
DMG MORI SEIKI AG	44,910	1,379,009
IHI Corp.	212,000	891,996
KION Group AG(a)	17,420	816,723
Komatsu Ltd.	792,500	16,614,413
Krones AG	10,710	1,023,661
KUKA AG	48,770	2,389,724
Melrose Industries PLC	181,508	899,516
Morgan Advanced Materials PLC	279,430	1,668,215
Nabtesco Corp.	40,300	930,203
Nachi-Fujikoshi Corp.	245,000	1,613,080
Pfeiffer Vacuum Technology AG	4,770	582,122
Senior PLC	291,530	1,490,568

		31,214,953

Marine – 1.0%
AP Moeller – Maersk A/S – Class B	1,821	21,795,095
Nippon Yusen KK	5,090,000	14,782,984
Pacific Basin Shipping Ltd.	1,522,000	973,831

		37,551,910

Professional Services – 4.8%
Bureau Veritas SA	1,674,307	51,352,920
Capita PLC	2,313,973	42,310,894
DKSH Holding AG	5,390	428,874
Intertek Group PLC	1,134,630	58,253,613
SGS SA	14,557	35,901,516
Teleperformance	24,230	1,404,043

		189,651,860

Road & Rail – 1.1%
Central Japan Railway Co.	270,100	31,550,619
East Japan Railway Co.	54,600	4,021,701
Localiza Rent a Car SA	34,545	505,462
National Express Group PLC	294,252	1,375,674
Nippon Express Co., Ltd.	1,563,000	7,644,124

		45,097,580

Trading Companies & Distributors – 0.4%
Barloworld Ltd.	73,670	771,524
Mitsubishi Corp.	716,300	13,287,228
Rexel SA	26,260	688,992

		14,747,744

Transportation Infrastructure – 0.0%
OHL Mexico SAB de CV(a)	284,820	738,693

		531,829,879

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Staples – 11.5%
Beverages – 2.5%
Anheuser-Busch InBev NV	214,490	$22,589,059
Britvic PLC	614,090	7,601,204
Carlsberg A/S – Class B	104,030	10,341,393
Cott Corp.	179,070	1,519,382
Diageo PLC	1,348,270	41,876,022
SABMiller PLC (London)	294,300	14,715,661

		98,642,721

Food & Staples Retailing – 3.2%
Alimentation Couche Tard, Inc. – Class B	133,240	10,776,109
Axfood AB	41,710	2,307,090
Clicks Group Ltd.	92,370	575,119
Eurocash SA	33,190	438,692
FamilyMart Co., Ltd.	22,400	985,063
GS Retail Co., Ltd.	25,307	642,818
Jean Coutu Group PJC, Inc. (The) – Class A	198,240	3,918,176
Jeronimo Martins SGPS SA	1,100,905	18,473,949
Koninklijke Ahold NV	1,367,474	27,467,258
Lawson, Inc.	48,700	3,445,976
MARR SpA	58,680	1,151,374
Metro, Inc.	16,280	955,741
Olam International Ltd.	25,124,273	44,488,778
Sugi Holdings Co., Ltd.	90,400	4,019,288
Tsuruha Holdings, Inc.	56,800	5,595,883

		125,241,314

Food Products – 0.3%
Calbee, Inc.	34,200	805,839
Gruma SAB de CV – Class B(a)	114,940	950,827
Mayora Indah Tbk PT	303,500	806,729
Unilever PLC	209,390	8,955,522
Wei Chuan Foods Corp.	503,000	759,524

		12,278,441

Household Products – 1.4%
Henkel AG & Co. KGaA	413,414	41,576,250
LG Household & Health Care Ltd.	31,780	13,739,014
Pigeon Corp.	18,700	842,571

		56,157,835

Tobacco – 4.1%
British American Tobacco PLC	1,443,700	80,537,869
Imperial Tobacco Group PLC	602,710	24,372,136
Japan Tobacco, Inc.	1,857,200	58,292,672

		163,202,677

		455,522,988

Health Care – 8.2%
Biotechnology – 0.7%
Actelion Ltd. (REG)	192,740	18,265,646
Basilea Pharmaceutica(a)	10,510	1,200,816

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

CSL Ltd.	113,150	$7,308,543
Taiwan Liposome Co., Ltd.(a)	43,000	365,254

		27,140,259

Health Care Equipment & Supplies – 0.1%
Ansell Ltd.	33,060	564,851
Draegerwerk AG & Co. KGaA (Preference Shares)	8,390	1,032,098
Ginko International Co., Ltd.	53,000	915,739
Sorin SpA(a)	321,220	959,852

		3,472,540

Health Care Providers & Services – 0.6%
Alfresa Holdings Corp.	75,900	4,949,426
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	387,800	876,943
Sonic Healthcare Ltd.	684,550	10,967,214
Suzuken Co., Ltd./Aichi Japan	232,100	8,978,462

		25,772,045

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	175,872	52,572,281
Horizon Discovery Group PLC(a)	192,580	646,936

		53,219,217

Pharmaceuticals – 5.5%
Astellas Pharma, Inc.	999,000	11,860,696
AstraZeneca PLC	111,940	7,256,730
Daiichi Sankyo Co., Ltd.	784,700	13,222,555
GlaxoSmithKline PLC	2,231,500	59,503,687
Kalbe Farma Tbk PT	8,444,500	1,095,382
Novartis AG	641,170	54,440,413
Richter Gedeon Nyrt	53,680	936,363
Roche Holding AG	196,810	59,193,301
Sanofi	82,480	8,619,083

		216,128,210

		325,732,271

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 4.7%
Bezeq The Israeli Telecommunication Corp., Ltd.	5,235,843	9,333,425
Deutsche Telekom AG	600,950	9,750,754
Hellenic Telecommunications Organization SA(a)	61,490	1,014,951
Nippon Telegraph & Telephone Corp.	434,700	23,622,296
Singapore Telecommunications Ltd.	2,576,000	7,468,743
Swisscom AG	34,910	21,447,820
TDC A/S	2,651,730	24,514,319
Telenor ASA	913,940	20,228,079

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telstra Corp., Ltd.	5,204,640	$24,542,183
Vivendi SA	1,322,610	36,811,995
Ziggo NV	164,420	7,301,798

		186,036,363

Wireless Telecommunication Services – 1.1%
StarHub Ltd.	1,056,000	3,532,999
Vodafone Group PLC	10,966,773	40,328,349

		43,861,348

		229,897,711

Materials – 5.5%
Chemicals – 3.9%
Air Water, Inc.	45,000	621,051
Arkema SA	198,890	22,499,548
Chr Hansen Holding A/S	21,190	840,984
Denki Kagaku Kogyo KK	2,978,000	10,201,665
EMS-Chemie Holding AG (REG)	19,790	7,478,901
Essentra PLC	2,868,743	41,808,481
Fuchs Petrolub SE (Preference Shares)	11,130	1,118,213
Givaudan SA(a)	6,920	10,703,523
Green Seal Holding Ltd.(a)	114,000	954,601
Hyosung Corp.	22,080	1,597,326
JSR Corp.	1,345,500	24,892,856
Kansai Paint Co., Ltd.	94,000	1,338,242
Koninklijke DSM NV	238,883	16,384,412
Lanxess AG	13,040	984,285
Nippon Shokubai Co., Ltd.	1,189,000	14,078,422

		155,502,510

Construction Materials – 0.1%
Buzzi Unicem SpA	78,320	1,461,351
Cementos Pacasmayo SAA	200,630	349,691
Cemex Latam Holdings SA(a)	70,030	583,128
China National Building Material Co., Ltd. – Class H	690,000	693,954
Taiheiyo Cement Corp.	38,000	136,851

		3,224,975

Containers & Packaging – 0.0%
Rexam PLC	114,010	926,461
Smurfit Kappa Group PLC	40,750	988,278

		1,914,739

Metals & Mining – 1.1%
BlueScope Steel Ltd.(a)	176,248	1,004,458
Dowa Holdings Co., Ltd.	1,467,000	12,238,920
Mitsubishi Materials Corp.	298,000	844,535
MMC Norilsk Nickel OJSC (ADR)	640,870	10,657,668
Rio Tinto PLC	290,330	16,191,042
Ternium SA (Sponsored ADR)	22,830	675,311

		41,611,934

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Paper & Forest Products – 0.4%
Mondi PLC	1,001,200	$17,544,689

		219,798,847

Information Technology – 4.9%
Communications Equipment – 0.0%
Pace PLC	92,800	697,325

Computers & Peripherals – 0.4%
Casetek Holdings Ltd.	114,000	623,181
Catcher Technology Co., Ltd.	1,854,000	13,461,641
Inventec Corp.	1,036,000	1,022,643

		15,107,465

Electronic Equipment, Instruments & Components – 0.2%
Anritsu Corp.	49,300	565,773
Ju Teng International Holdings Ltd.	1,440,000	1,021,499
Largan Precision Co., Ltd.	24,000	1,140,793
LG Display Co., Ltd.(a)	89,240	2,243,878
LG Display Co., Ltd. (ADR)	147,230	1,840,375

		6,812,318

Internet Software & Services – 0.7%
SINA Corp./China(a)	10,660	643,971
Telecity Group PLC	2,289,120	26,675,114

		27,319,085

IT Services – 1.6%
Alten SA	20,100	1,079,365
Amadeus IT Holding SA – Class A	509,740	21,182,284
Computacenter PLC	78,193	858,417
Davis & Henderson Corp.	106,300	2,973,131
Fujitsu Ltd.	2,819,000	17,039,520
Itochu Techno-Solutions Corp.	32,600	1,376,804
Obic Co., Ltd.	391,400	12,351,119
Otsuka Corp.	58,000	7,565,089
Wirecard AG	19,720	818,808

		65,244,537

Semiconductors & Semiconductor Equipment – 1.3%
ASM International NV	27,890	1,118,267
Hermes Microvision, Inc.	30,000	1,204,437
King Yuan Electronics Co., Ltd.	1,398,000	1,161,592
Kinsus Interconnect Technology Corp.	277,000	1,029,264
Novatek Microelectronics Corp.	1,529,000	7,027,962
Samsung Electronics Co., Ltd. (GDR)(b)	4,200	2,086,112
Samsung Electronics Co., Ltd. (GDR) (London)(b)	20,910	13,183,864
Sumco Corp.	1,423,000	11,024,799
Tokyo Electron Ltd.	205,000	12,740,868

		50,577,165

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.7%
Capcom Co., Ltd.	50,100	$950,007
Dassault Systemes	29,840	3,491,741
GameLoft SE(a)	98,810	1,046,635
Oracle Corp. Japan	194,200	8,805,838
Playtech PLC	316,330	3,571,191
SAP AG	121,981	9,894,560
SDL PLC	120,230	683,505
UBISOFT Entertainment(a)	68,090	1,217,605

		29,661,082

		195,418,977

Energy – 3.3%
Energy Equipment & Services – 0.8%
Aker Solutions ASA	987,290	15,365,770
Pason Systems, Inc.	138,750	3,509,227
Saipem SpA	563,700	13,768,268

		32,643,265

Oil, Gas & Consumable Fuels – 2.5%
Africa Oil Corp.(a)	66,950	449,420
BG Group PLC	819,874	15,306,476
ENI SpA	633,430	15,884,135
Gazprom OAO (Sponsored ADR)	842,780	6,548,401
Gaztransport Et Technigaz SA(a)	14,981	969,806
Genel Energy PLC(a)	37,370	612,332
Gran Tierra Energy, Inc.(a)	78,660	590,572
JX Holdings, Inc.	6,420,700	30,954,403
KrisEnergy Ltd.(a)	919,000	544,576
Ophir Energy PLC(a)	142,120	569,504
OW Bunker A/S	25,840	810,577
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	114,219	4,173,414
Statoil ASA	775,380	21,877,124

		99,290,740

		131,934,005

Utilities – 1.7%
Electric Utilities – 0.8%
EDP–Energias de Portugal SA	3,805,550	17,667,779
Power Assets Holdings Ltd.	1,446,000	12,550,674

		30,218,453

Gas Utilities – 0.0%
Enagas SA	29,460	896,181
ENN Energy Holdings Ltd.	110,000	768,822

		1,665,003

Independent Power Producers & Energy Traders – 0.5%
APR Energy PLC	1,420,187	19,071,541
Electric Power Development Co., Ltd.	32,200	905,637
Huadian Fuxin Energy Corp. Ltd. – Class H	762,000	415,571

		20,392,749

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Multi-Utilities – 0.4%
National Grid PLC	1,138,840	$15,649,472

		67,925,677

Total Common Stocks (cost $3,191,537,943)		3,827,754,369

WARRANTS – 1.8%
Financials – 1.1%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	37,272	655,152

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,395,910	20,560,042

Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	356,450	4,533,369

Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	2,081,596	6,036,125

		10,569,494

Real Estate Management & Development – 0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	3,802,160	10,300,169

Banks – 0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	7,126,540	548,095

		42,632,952

Information Technology – 0.5%
IT Services – 0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	237,120	8,452,623

Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	95,710	3,394,631

		11,847,254

Semiconductors & Semiconductor Equipment – 0.2%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	213,020	7,203,043

		19,050,297

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 0.1%
Pharmaceuticals – 0.1%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	47,390	$739,144
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	387,720	3,715,986

		4,455,130

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	4,890,607	2,445,304

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	3,670	489,494

Auto Components – 0.0%
Motherson, JPMorgan Chase Bank, NA, expiring 10/26/18(a)	124,410	532,742

		1,022,236

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	16,280	769,063

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone Ltd, Merrill Lynch Intl & Co., expiring 11/07/18(a)	224,110	696,737

Total Warrants (cost $59,332,590)		71,071,719

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.2%
Repurchase Agreements – 0.2%
State Street Bank & Trust Co. 0.00% dated 3/31/14 due 4/01/14 in the amount of $7,257,752 (collateralized by $7,625,000 Federal National Mortgage Association, 1.65% due 11/15/2019, value $7,405,781) (cost $7,257,752)	$7,258	7,257,752

Total Investments – 98.5% (cost $3,258,128,285)		3,906,083,840
Other assets less liabilities – 1.5%		57,520,411

Net Assets –100.0%		$3,963,604,251

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	EUR	8,680	USD	11,762	4/16/14	$(196,085)
Barclays Bank PLC	USD	161,840	EUR	119,263	4/16/14	2,457,123
BNP Paribas SA	EUR	6,249	USD	8,580	4/16/14	(28,318)
BNP Paribas SA	GBP	105,850	USD	173,949	4/16/14	(2,500,260)
BNP Paribas SA	NZD	102,622	USD	85,819	4/16/14	(3,138,900)
BNP Paribas SA	USD	10,979	AUD	12,566	4/16/14	663,648
Citibank, NA	CAD	14,379	USD	13,273	4/16/14	270,365
Citibank, NA	JPY	2,846,372	USD	27,932	4/16/14	352,352
Citibank, NA	USD	153,902	GBP	92,263	4/16/14	(101,740)
Credit Suisse International	USD	44,175	AUD	49,690	4/16/14	1,863,276
Credit Suisse International	USD	63,230	NOK	389,632	4/16/14	1,805,994
Credit Suisse International	GBP	62,957	USD	104,126	7/15/14	(750,136)
Goldman Sachs Bank USA	CHF	80,915	USD	91,203	4/16/14	(335,116)
Goldman Sachs Bank USA	JPY	1,129,201	USD	11,033	4/16/14	91,407
Goldman Sachs Bank USA	USD	134,231	JPY	13,995,446	4/16/14	1,374,614
Morgan Stanley & Co., Inc.	JPY	689,765	USD	6,573	4/16/14	(110,502)
Morgan Stanley & Co., Inc.	KRW	67,646,647	USD	63,065	4/16/14	(498,068)
Morgan Stanley & Co., Inc.	USD	84,658	NZD	102,622	4/16/14	4,299,722
Morgan Stanley & Co., Inc.	USD	167,777	SEK	1,102,598	4/16/14	2,541,818
Morgan Stanley & Co., Inc.	USD	46,529	NZD	54,546	7/15/14	401,988
Royal Bank of Canada	GBP	110,078	USD	180,944	4/16/14	(2,553,015)
Royal Bank of Scotland PLC	AUD	12,188	USD	10,861	4/16/14	(430,980)
Royal Bank of Scotland PLC	CHF	9,362	USD	10,310	4/16/14	(281,408)
Standard Chartered Bank	HKD	1,285,179	USD	165,757	4/16/14	58,749
Standard Chartered Bank	RUB	474,095	USD	13,261	4/16/14	(193,758)
Standard Chartered Bank	USD	41,392	EUR	30,119	4/16/14	99,922
Standard Chartered Bank	USD	9,355	HKD	72,618	4/16/14	7,898
Standard Chartered Bank	USD	63,441	KRW	67,646,647	4/16/14	122,799
Standard Chartered Bank	BRL	72,528	USD	29,096	5/05/14	(2,595,321)
Standard Chartered Bank	USD	59,777	JPY	6,118,308	7/15/14	(466,493)
State Street Bank & Trust Co.	CHF	116,322	USD	131,459	7/15/14	(233,011)
State Street Bank & Trust Co.	USD	101,826	EUR	73,835	7/15/14	(119,854)
UBS AG	CAD	26,122	USD	23,486	4/16/14	(134,540)

						$1,744,170

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $60,860,335 or 1.5% of net assets.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

Tax-Managed International Portfolio—Portfolio of Investments

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2014 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.5%
Financials – 22.2%
Capital Markets – 3.1%
3i Group PLC	79,820	$530,088
Ashmore Group PLC	51,040	282,919
Banca Generali SpA	11,750	387,985
Daiwa Securities Group, Inc.	1,003,000	8,714,309
Deutsche Bank AG (REG)	200,020	8,964,604
GAM Holding AG(a)	23,450	423,327
Intermediate Capital Group PLC	42,750	295,203
Macquarie Group Ltd.	281,712	15,190,446
UBS AG (REG)(a)	732,053	15,148,620

		49,937,501

Commercial Banks – 6.9%
Banca Popolare di Milano Scarl(a)	243,010	244,736
Banco do Brasil SA	290,500	2,919,083
Bank Hapoalim BM	962,660	5,495,834
Bank of Georgia Holdings PLC	10,210	424,733
Bank of Queensland Ltd.	39,460	471,466
Chiba Bank Ltd. (The)	64,000	393,934
Danske Bank A/S	224,040	6,233,870
DGB Financial Group, Inc.	26,590	385,487
Hang Seng Bank Ltd.	482,600	7,686,405
KBC Groep NV	150,650	9,277,929
Lloyds Banking Group PLC(a)	10,951,402	13,700,417
Mitsubishi UFJ Financial Group, Inc.	1,791,900	9,867,600
Resona Holdings, Inc.	1,371,100	6,625,880
Seven Bank Ltd.	803,000	3,151,291
Societe Generale SA	249,519	15,359,280
SpareBank 1 SR Bank ASA	59,640	605,313
Sumitomo Mitsui Financial Group, Inc.	112,400	4,817,903
Toronto-Dominion Bank (The)	64,730	3,034,786
UniCredit SpA	2,133,960	19,506,595
Unione di Banche Italiane SCpA	23,370	220,492
Westpac Banking Corp.	53,500	1,720,167

		112,143,201

Consumer Finance – 0.1%
Aeon Thana Sinsap Thailand PCL	82,800	223,335
Credito Real SAB de CV	192,300	316,388
International Personal Finance PLC	36,910	315,495

		855,218

Diversified Financial Services – 1.2%
Chailease Holding Co., Ltd.	143,100	345,124
Challenger Ltd./Australia	187,180	1,113,657
IG Group Holdings PLC	492,669	5,158,212
ORIX Corp.	885,400	12,478,810

		19,095,803

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 6.1%
Admiral Group PLC	916,622	$21,825,772
AIA Group Ltd.	2,405,400	11,440,433
Anadolu Hayat Emeklilik AS	85,603	187,018
Baloise Holding AG	2,290	288,267
BB Seguridade Participacoes SA	144,000	1,593,583
Direct Line Insurance Group PLC	89,540	354,532
Gjensidige Forsikring ASA	237,170	4,815,484
Insurance Australia Group Ltd.	937,400	4,848,295
Lancashire Holdings Ltd.	651,040	7,424,009
Muenchener Rueckversicherungs AG	79,430	17,356,811
Prudential PLC	746,910	15,815,405
Storebrand ASA(a)	46,670	268,761
Suncorp Group Ltd.	262,406	3,140,318
Swiss Life Holding AG(a)	2,470	607,415
Topdanmark A/S(a)	155,040	4,511,096
Tryg A/S	57,900	5,727,307

		100,204,506

Real Estate Investment Trusts (REITs) – 0.4%
Allied Properties Real Estate Investment Trust	9,170	286,174
Australand Property Group	112,120	439,428
Concentradora Fibra Hotelera Mexicana SA de CV	137,850	232,610
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	205,250	241,662
GLP J-Reit	4,803	4,828,136
Granite Real Estate Investment Trust	16,790	617,532
Stockland	3,208	11,175
Vastned Retail NV	8,110	399,168

		7,055,885

Real Estate Management & Development – 4.4%
Aeon Mall Co., Ltd.	202,500	5,187,949
CIFI Holdings Group Co., Ltd.	1,912,000	375,409
Country Garden Holdings Co., Ltd.	10,406,000	4,316,588
Countrywide PLC	44,658	487,286
Daito Trust Construction Co., Ltd.	151,600	14,042,404
Global Logistic Properties Ltd.	8,647,833	18,250,709
Hang Lung Group Ltd.	291,800	1,469,062
Hang Lung Properties Ltd.	3,313,000	9,536,684
KWG Property Holding Ltd.	528,500	291,478
Lend Lease Group	740,500	8,155,079
Mitsubishi Estate Co., Ltd.	384,000	9,118,327
NTT Urban Development Corp.	25,600	240,954
Quintain Estates & Development PLC(a)	229,890	394,759
UOL Group Ltd.	87,000	433,865
Wing Tai Holdings Ltd.	198,000	288,780

		72,589,333

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.0%
Paragon Group of Cos. PLC	81,960	$563,565

		362,445,012

Consumer Discretionary – 19.8%
Auto Components – 2.7%
Cie Generale des Etablissements Michelin – Class B	100,594	12,575,734
GKN PLC	985,300	6,419,993
Halla Visteon Climate Control Corp.	8,190	375,167
Leoni AG	5,130	375,163
Linamar Corp.	10,800	498,236
Pirelli & C. SpA	24,350	383,042
Plastic Omnium SA	92,961	3,446,869
Sumitomo Rubber Industries Ltd.	29,200	371,420
TS Tech Co., Ltd.	15,600	472,308
Valeo SA	138,872	19,557,815

		44,475,747

Automobiles – 3.6%
Honda Motor Co., Ltd.	181,000	6,368,784
Hyundai Motor Co. (Preference Shares)	57,250	7,322,651
Nissan Motor Co., Ltd.	1,141,100	10,170,997
Toyota Motor Corp.	430,200	24,260,615
Volkswagen AG (Preference Shares)	37,920	9,832,486

		57,955,533

Distributors – 0.1%
Inchcape PLC	50,370	542,927

Diversified Consumer Services – 1.2%
Estacio Participacoes SA	1,047,700	10,555,497
Kroton Educacional SA	427,900	9,410,405

		19,965,902

Hotels, Restaurants & Leisure – 3.4%
Flight Centre Travel Group Ltd.	8,620	420,547
J D Wetherspoon PLC	29,720	424,781
Jollibee Foods Corp.	49,350	188,413
Melco Crown Entertainment Ltd. (ADR)(a)	224,660	8,683,109
Merlin Entertainments PLC(a)(b)	783,601	4,925,055
Mitchells & Butlers PLC(a)	52,600	399,840
Sodexo	220,460	23,106,709
Tatts Group Ltd.	903,670	2,433,308
Whitbread PLC	129,134	8,963,374
William Hill PLC	854,113	4,859,433
Yum! Brands, Inc.	20,070	1,513,077

		55,917,646

Household Durables – 0.1%
Berkeley Group Holdings PLC	9,300	406,896
Rinnai Corp.	8,100	712,492
Taylor Wimpey PLC	211,740	416,219
Techtronic Industries Co.	137,000	384,285

		1,919,892

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.0%
Qunar Cayman Islands Ltd. (ADR)(a)	12,223	$373,902

Leisure Equipment & Products – 0.0%
Merida Industry Co., Ltd.	44,000	292,591

Media – 2.7%
British Sky Broadcasting Group PLC	166,360	2,532,179
Cineplex, Inc.	49,130	1,869,651
Havas SA	58,850	440,205
Liberty Global PLC – Series C(a)	260,540	10,606,583
Mediaset Espana Comunicacion SA(a)	27,140	316,313
Metropole Television SA	18,710	407,000
Reed Elsevier PLC	555,470	8,488,411
SKY Perfect JSAT Holdings, Inc.	437,500	2,344,900
Thomson Reuters Corp.	244,750	8,366,443
Wolters Kluwer NV	280,360	7,903,696

		43,275,381

Multiline Retail – 0.9%
Canadian Tire Corp., Ltd. – Class A	26,860	2,532,445
Debenhams PLC	484,240	645,587
Dollarama, Inc.	6,980	531,755
Harvey Norman Holdings Ltd.	147,330	451,808
Myer Holdings Ltd.	861,790	1,785,567
Next PLC	78,750	8,666,495
Poundland Group PLC(a)	39,718	251,620

		14,865,277

Specialty Retail – 1.9%
Belle International Holdings Ltd.	184,000	182,996
Fielmann AG	21,820	2,932,817
Howden Joinery Group PLC	86,700	538,418
JUMBO SA(a)	22,895	410,037
Komeri Co., Ltd.	13,800	376,462
Mr. Price Group Ltd.	55,710	832,657
Shimamura Co., Ltd.	57,600	4,984,359
Sports Direct International PLC(a)	889,611	12,640,234
United Arrows Ltd.	7,000	259,433
WH Smith PLC	22,810	457,571
World Duty Free SpA(a)	28,220	395,767
Yamada Denki Co., Ltd.	2,015,600	6,717,939

		30,728,690

Textiles, Apparel & Luxury Goods – 3.2%
Brunello Cucinelli SpA	11,250	297,981
Cie Financiere Richemont SA	187,725	17,934,902
Eclat Textile Co., Ltd.	53,900	624,925
Hugo Boss AG	50,404	6,711,245
Li & Fung Ltd.	8,658,000	12,830,072
LVMH Moet Hennessy Louis Vuitton SA	32,279	5,849,350
Prada SpA	198,500	1,537,709
Samsonite International SA	2,009,900	6,227,106

		52,013,290

		322,326,778

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 13.0%
Aerospace & Defense – 2.3%
Airbus Group NV	245,417	$17,576,991
BAE Systems PLC	217,710	1,512,432
MTU Aero Engines AG	7,050	654,484
QinetiQ Group PLC	566,560	2,140,100
Saab AB – Class B	22,880	699,395
Safran SA	129,640	8,981,395
Thales SA	56,220	3,727,947
Zodiac Aerospace	39,050	1,379,681

		36,672,425

Air Freight & Logistics – 0.0%
CTT-Correios de Portugal SA(a)	42,420	465,506

Airlines – 0.3%
Air New Zealand Ltd.	194,200	345,027
Qantas Airways Ltd.(a)	3,754,840	3,857,556
Turk Hava Yollari	89,730	276,322

		4,478,905

Building Products – 0.0%
Kingspan Group PLC	30,520	580,653
Tarkett SA(a)	5,381	190,891

		771,544

Commercial Services & Supplies – 1.2%
Aggreko PLC	55,682	1,394,947
Babcock International Group PLC	447,640	10,052,413
Edenred	253,693	7,958,224
Loomis AB – Class B	19,600	505,263
Rentokil Initial PLC	197,040	404,823

		20,315,670

Construction & Engineering – 0.1%
China State Construction International Holdings Ltd.	220,000	373,427
Grana y Montero SA	53,020	184,824
Grana y Montero SA (ADR)(a)	4,615	79,655
Sino-Thai Engineering & Construction PCL	509,140	252,687

		890,593

Electrical Equipment – 0.5%
Sumitomo Electric Industries Ltd.	539,300	8,051,098

Industrial Conglomerates – 0.7%
DCC PLC	8,190	445,119
Hutchison Whampoa Ltd.	437,000	5,805,427
Toshiba Corp.	1,192,000	5,052,373

		11,302,919

Machinery – 0.8%
Andritz AG	6,458	399,307
DMG MORI SEIKI AG	18,540	569,290

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

IHI Corp.	93,000	$391,300
KION Group AG(a)	7,580	355,382
Komatsu Ltd.	336,000	7,044,092
Krones AG	4,670	446,358
KUKA AG	20,580	1,008,418
Melrose Industries PLC	78,666	389,852
Morgan Advanced Materials PLC	115,520	689,662
Nabtesco Corp.	17,500	403,934
Nachi-Fujikoshi Corp.	105,000	691,320
Pfeiffer Vacuum Technology AG	2,060	251,399
Senior PLC	120,520	616,209

		13,256,523

Marine – 0.9%
AP Moeller—Maersk A/S – Class B	706	8,449,938
Nippon Yusen KK	2,076,000	6,029,367
Pacific Basin Shipping Ltd.	628,000	401,817

		14,881,122

Professional Services – 4.7%
Bureau Veritas SA	695,900	21,344,053
Capita PLC	950,304	17,376,267
DKSH Holding AG	2,340	186,190
Intertek Group PLC	458,296	23,529,606
SGS SA	5,810	14,329,038
Teleperformance	10,000	579,465

		77,344,619

Road & Rail – 1.0%
Central Japan Railway Co.	111,000	12,966,008
East Japan Railway Co.	24,800	1,826,707
Localiza Rent a Car SA	15,540	227,381
National Express Group PLC	128,295	599,799
Nippon Express Co., Ltd.	131,000	640,678

		16,260,573

Trading Companies & Distributors – 0.5%
Barloworld Ltd.	32,120	336,383
Mitsubishi Corp.	384,100	7,124,982
Rexel SA	11,270	295,695

		7,757,060

Transportation Infrastructure – 0.0%
OHL Mexico SAB de CV(a)	123,610	320,588

		212,769,145

Consumer Staples – 11.6%
Beverages – 2.7%
Anheuser-Busch InBev NV	93,230	9,818,537
Britvic PLC	251,550	3,113,685
Carlsberg A/S – Class B	62,980	6,260,703
Cott Corp.	74,050	628,303

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Diageo PLC	539,730	$16,763,516
SABMiller PLC (London)	134,910	6,745,803

		43,330,547

Food & Staples Retailing – 3.1%
Alimentation Couche Tard, Inc. – Class B	55,110	4,457,155
Axfood AB	19,190	1,061,450
Clicks Group Ltd.	40,090	249,610
Eurocash SA	14,240	188,218
FamilyMart Co., Ltd.	9,800	430,965
GS Retail Co., Ltd.	10,860	275,853
Jean Coutu Group PJC, Inc. (The) – Class A	88,660	1,752,348
Jeronimo Martins SGPS SA	468,388	7,859,875
Koninklijke Ahold NV	549,645	11,040,246
MARR SpA	25,360	497,594
Metro, Inc.	6,730	395,095
Olam International Ltd.	10,300,746	18,240,034
Sugi Holdings Co., Ltd.	37,900	1,685,078
Tsuruha Holdings, Inc.	18,600	1,832,455

		49,965,976

Food Products – 0.3%
Calbee, Inc.	14,900	351,082
Gruma SAB de CV – Class B(a)	47,380	391,945
Mayora Indah Tbk PT	130,667	347,324
Unilever PLC	95,137	4,068,970
Wei Chuan Foods Corp.	216,000	326,157

		5,485,478

Household Products – 1.4%
Henkel AG & Co. KGaA	163,920	16,485,119
LG Household & Health Care Ltd.	13,320	5,758,454
Pigeon Corp.	8,100	364,964

		22,608,537

Tobacco – 4.1%
British American Tobacco PLC	591,814	33,014,781
Imperial Tobacco Group PLC	261,160	10,560,679
Japan Tobacco, Inc.	750,800	23,565,657

		67,141,117

		188,531,655

Health Care – 8.2%
Biotechnology – 0.7%
Actelion Ltd. (REG)(a)	79,260	7,511,337
Basilea Pharmaceutica(a)	4,340	495,865
CSL Ltd.	46,350	2,993,822
Taiwan Liposome Co., Ltd.(a)	19,000	161,392

		11,162,416

Health Care Equipment & Supplies – 0.1%
Ansell Ltd.	14,410	246,204
Draegerwerk AG & Co. KGaA (Preference Shares)	3,630	446,546

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Ginko International Co., Ltd.	23,000	$397,396
Sorin SpA(a)	132,570	396,138

		1,486,284

Health Care Providers & Services – 0.6%
Alfresa Holdings Corp.	31,100	2,028,026
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	160,000	361,813
Sonic Healthcare Ltd.	280,430	4,492,784
Suzuken Co., Ltd./Aichi Japan	103,800	4,015,357

		10,897,980

Life Sciences Tools & Services – 1.3%
Eurofins Scientific SE	69,780	20,858,885
Horizon Discovery Group PLC(a)	83,728	281,268

		21,140,153

Pharmaceuticals – 5.5%
Astellas Pharma, Inc.	669,500	7,948,685
AstraZeneca PLC	46,890	3,039,736
Daiichi Sankyo Co., Ltd.	321,600	5,419,107
GlaxoSmithKline PLC	865,470	23,078,044
Kalbe Farma Tbk PT	3,624,500	470,154
Novartis AG	257,890	21,896,905
Orion Oyj – Class B	6,020	181,742
Richter Gedeon Nyrt	22,140	386,197
Roche Holding AG	79,250	23,835,522
Sanofi	34,550	3,610,443

		89,866,535

		134,553,368

Telecommunication Services – 6.1%
Diversified Telecommunication Services – 4.8%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,188,668	3,901,524
Deutsche Telekom AG	251,940	4,087,869
Hellenic Telecommunications Organization SA(a)	25,380	418,921
Nippon Telegraph & Telephone Corp.	178,500	9,699,977
Singapore Telecommunications Ltd.	1,080,000	3,131,305
Swisscom AG	15,530	9,541,239
TDC A/S	1,086,940	10,048,381
Telenor ASA	402,700	8,912,891
Telstra Corp., Ltd.	2,133,370	10,059,785
Vivendi SA	563,045	15,671,142
Ziggo NV	67,510	2,998,080

		78,471,114

Wireless Telecommunication Services – 1.3%
StarHub Ltd.	443,000	1,482,120
Vodafone Group PLC	5,122,797	18,838,171

		20,320,291

		98,791,405

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 5.8%
Chemicals – 4.1%
Air Water, Inc.	18,000	$248,420
Arkema SA	80,791	9,139,529
Chr Hansen Holding A/S	9,230	366,318
Denki Kagaku Kogyo KK	2,067,000	7,080,874
EMS-Chemie Holding AG (REG)	6,290	2,377,074
Essentra PLC	1,204,947	17,560,654
Fuchs Petrolub SE (Preference Shares)	4,850	487,272
Givaudan SA(a)	3,810	5,893,125
Green Seal Holding Ltd.(a)	49,000	410,311
Hyosung Corp.	9,050	654,701
JSR Corp.	482,600	8,928,497
Kansai Paint Co., Ltd.	41,000	583,701
Koninklijke DSM NV	100,125	6,867,334
Lanxess AG	5,670	427,983
Nippon Shokubai Co., Ltd.	498,000	5,896,597

		66,922,390

Construction Materials – 0.1%
Buzzi Unicem SpA	32,320	603,050
Cementos Pacasmayo SAA	87,420	152,370
Cemex Latam Holdings SA(a)	30,460	253,635
China National Building Material Co., Ltd. – Class H	284,000	285,627

		1,294,682

Containers & Packaging – 0.0%
Rexam PLC	47,130	382,985
Smurfit Kappa Group PLC	16,820	407,922

		790,907

Metals & Mining – 1.1%
BlueScope Steel Ltd.(a)	72,231	411,653
Dowa Holdings Co., Ltd.	604,139	5,040,224
Mitsubishi Materials Corp.	123,000	348,583
MMC Norilsk Nickel OJSC (ADR)	262,790	4,370,198
Rio Tinto PLC	121,110	6,754,028
Ternium SA (Sponsored ADR)	9,420	278,644

		17,203,330

Paper & Forest Products – 0.5%
Mondi PLC	454,860	7,970,812

		94,182,121

Information Technology – 4.8%
Communications Equipment – 0.0%
Pace PLC	38,280	287,647

Computers & Peripherals – 0.4%
Casetek Holdings Ltd.	46,000	251,459
Catcher Technology Co., Ltd.	775,000	5,627,169
Inventec Corp.	427,000	421,495

		6,300,123

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components – 0.1%
Anritsu Corp.	21,400	$245,589
Ju Teng International Holdings Ltd.	594,000	421,369
Largan Precision Co., Ltd.	10,000	475,330
LG Display Co., Ltd.(a)	44,060	1,107,858

		2,250,146

Internet Software & Services – 0.7%
SINA Corp./China(a)	4,620	279,094
Telecity Group PLC	958,036	11,163,993

		11,443,087

IT Services – 1.5%
Alten SA	8,760	470,410
Amadeus IT Holding SA – Class A	208,800	8,676,699
Computacenter PLC	33,805	371,117
Davis & Henderson Corp.	43,540	1,217,781
Fujitsu Ltd.	1,287,000	7,779,306
Itochu Techno-Solutions Corp.	14,200	599,712
Obic Co., Ltd.	162,500	5,127,892
Wirecard AG	8,460	351,274

		24,594,191

Semiconductors & Semiconductor Equipment – 1.3%
ASM International NV	11,510	461,501
Hermes Microvision, Inc.	13,000	521,923
King Yuan Electronics Co., Ltd.	577,000	479,427
Kinsus Interconnect Technology Corp.	114,000	423,596
Novatek Microelectronics Corp.	370,000	1,700,684
Samsung Electronics Co., Ltd. (GDR) (London)(b)	11,020	6,948,167
Sumco Corp.	581,800	4,507,539
Tokyo Electron Ltd.	88,600	5,506,541

		20,549,378

Software – 0.8%
Capcom Co., Ltd.	20,700	392,518
Dassault Systemes	12,700	1,486,096
GameLoft SE(a)	42,700	452,295
Oracle Corp. Japan	83,400	3,781,704
Playtech PLC	132,500	1,495,852
SAP AG	51,381	4,167,800
SDL PLC	52,420	298,007
UBISOFT Entertainment(a)	28,100	502,492

		12,576,764

		78,001,336

Energy – 3.3%
Energy Equipment & Services – 0.8%
Aker Solutions ASA	414,137	6,445,456
Pason Systems, Inc.	50,280	1,271,668
Saipem SpA	235,690	5,756,684

		13,473,808

40	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 2.5%
Africa Oil Corp.(a)	29,200	$196,013
BG Group PLC	372,546	6,955,174
ENI SpA	257,560	6,458,674
Gazprom OAO (Sponsored ADR)	384,960	2,991,139
Gaztransport Et Technigaz SA(a)	6,514	421,689
Genel Energy PLC(a)	16,150	264,628
Gran Tierra Energy, Inc.(a)	33,990	255,194
JX Holdings, Inc.	2,229,200	10,747,045
KrisEnergy Ltd.(a)	395,000	234,067
Ophir Energy PLC(a)	61,776	247,549
OW Bunker A/S(a)	11,235	352,432
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	47,878	1,749,400
Statoil ASA	339,930	9,591,028

		40,464,032

		53,937,840

Utilities – 1.7%
Electric Utilities – 0.8%
EDP–Energias de Portugal SA	1,651,290	7,666,337
Power Assets Holdings Ltd.	526,500	4,569,799

		12,236,136

Gas Utilities – 0.0%
Enagas SA	12,830	390,291
ENN Energy Holdings Ltd.	48,000	335,486

		725,777

Independent Power Producers & Energy Traders – 0.5%
APR Energy PLC	602,804	8,094,991
Electric Power Development Co., Ltd.	13,300	374,068
Huadian Fuxin Energy Corp. Ltd. – Class H	332,000	181,062

		8,650,121

Multi-Utilities – 0.4%
National Grid PLC	484,510	6,657,938

		28,269,972

Total Common Stocks (cost $1,335,695,198)		1,573,808,632

WARRANTS – 2.0%
Financials – 1.1%
Commercial Banks – 0.0%
Commercial Bank of Qatar QSC (The), Deutsche Bank AG London, expiring 5/26/17(a)	16,248	285,601

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Thrifts & Mortgage Finance – 0.5%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	586,810	$8,642,991

Consumer Finance – 0.3%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	883,608	2,562,249
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	147,020	1,869,816

		4,432,065

Real Estate Management & Development – 0.3%
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	1,738,110	4,708,594

Banks – 0.0%
FBN Holdings PLC, Merrill Lynch Intl & Co., expiring 1/20/16(a)	3,107,760	239,015

		18,308,266

Information Technology – 0.7%
IT Services – 0.3%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	34,950	1,239,602
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 1/08/19(a)	99,890	3,560,782

		4,800,384

Semiconductors & Semiconductor Equipment – 0.4%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	178,760	6,044,578

		10,844,962

Health Care – 0.1%
Pharmaceuticals – 0.1%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(b)	20,650	322,079
Sun Pharmaceutical Industries Ltd., Merrill Lynch Intl & Co., expiring 7/27/18(a)	176,900	1,695,445

		2,017,524

Consumer Staples – 0.1%
Food & Staples Retailing – 0.1%
Olam International Ltd., expiring 1/29/18(a)	2,120,393	1,060,196

42	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 0.0%
Multiline Retail – 0.0%
Hyundai Department Store Co., Ltd., Macquarie Bank Ltd., expiring 2/01/16(a)	1,590	$212,070

Auto Components – 0.0%
Motherson, JPMorgan Chase Bank, NA, expiring 10/26/18(a)	54,090	231,621

		443,691

Utilities – 0.0%
Multi-Utilities – 0.0%
Qatar Electricity & Water Co., Credit Suisse International, expiring 8/24/15(a)(b)	7,106	335,686

Industrials – 0.0%
Transportation Infrastructure – 0.0%
Adani Ports and Special Economic Zone Ltd., Merrill Lynch Intl & Co., expiring 11/07/18(a)	96,860	301,129

Total Warrants (cost $27,353,463)		33,311,454

	Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.8%
Repurchase Agreements – 0.8%
State Street Bank & Trust Co. 0.00%, dated 3/31/14 due 4/01/14 in the amount of $12,808,299 (collateralized by $13,455,000 Federal National Mortgage Association, 1.65%, due 11/15/2019, value $13,068,169) (cost $12,808,299)	$12,808	12,808,299

Total Investments – 99.3% (cost $1,375,856,960)		1,619,928,385
Other assets less liabilities – 0.7%		11,934,950

Net Assets – 100.0%		$1,631,863,335

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	48,297	USD	54,588	6/18/14	$(77,685)
Barclays Bank PLC	USD	73,566	SEK	469,108	6/18/14	(1,174,175)
BNP Paribas SA	GBP	51,540	USD	85,625	6/18/14	(249,838)
BNP Paribas SA	USD	19,536	AUD	21,820	6/18/14	594,126
BNP Paribas SA	USD	33,666	JPY	3,468,312	6/18/14	(49,329)
Credit Suisse International	GBP	26,669	USD	44,118	6/18/14	(317,907)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

International Portfolio—Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	CHF	35,990	USD	41,049	6/18/14	$313,509
Goldman Sachs Bank USA	BRL	15,489	USD	6,615	5/05/14	(153,008)
Goldman Sachs Bank USA	RUB	214,961	USD	5,774	6/18/14	(232,091)
Morgan Stanley & Co., Inc.	USD	28,863	NOK	172,217	6/18/14	(187,158)
Morgan Stanley & Co., Inc.	USD	21,845	NZD	25,549	6/18/14	190,512
Royal Bank of Canada	CAD	8,408	USD	7,570	6/18/14	(21,899)
Standard Chartered Bank	BRL	29,710	USD	11,919	5/05/14	(1,063,134)
Standard Chartered Bank	HKD	473,462	USD	61,015	6/18/14	(42,993)
Standard Chartered Bank	USD	36,964	JPY	3,783,979	6/18/14	(288,367)
State Street Bank & Trust Co.	USD	114,696	EUR	82,856	6/18/14	(562,333)
UBS AG	CAD	11,240	USD	10,091	6/18/14	(58,083)

						$(3,379,853)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $29,088,372 or 1.8% of net assets.

Currency	Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

OJSC – Open Joint Stock Company

PJSC – Public Joint Stock Company

REG – Registered Shares

See notes to financial statements.

44	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,906,083,840	$1,619,928,385
Foreign currencies, at value(a)	37,414,766	13,780,668
Receivables:
Foreign withholding tax reclaims	19,757,671	7,071,056
Dividends and interest	17,056,596	7,008,566
Investment securities sold and foreign currency transactions	16,700,289	5,871,399
Capital shares sold	1,463,986	958,328
Unrealized appreciation of forward currency exchange contracts	16,411,675	1,098,147

Total assets	4,014,888,823	1,655,716,549

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	30,621,203	16,687,362
Capital shares redeemed	2,557,300	1,162,394
Management fee	2,553,820	1,080,601
Shareholder servicing fee	779,278	318,696
Transfer Agent fee	21,601	12,493
Distribution fee	792	3,393
Accrued expenses and other liabilities	83,073	110,275
Unrealized depreciation of forward currency exchange contracts	14,667,505	4,478,000

Total liabilities	51,284,572	23,853,214

Net Assets	$3,963,604,251	$1,631,863,335

Cost of investments	$3,258,128,285	$1,375,856,960

Net Assets Consist of:
Capital stock, at par	$238,711	$98,854
Additional paid-in capital	5,471,867,958	2,485,919,394
Undistributed net investment income	25,041,570	8,244,240
Accumulated net realized loss on investment and foreign currency transactions	(2,186,084,209)	(1,104,075,335)
Net unrealized appreciation/depreciation of: Investments transactions†	647,949,521	244,068,888
Foreign currency denominated assets and liabilities	4,590,700	(2,392,706)

	$3,963,604,251	$1,631,863,335

(a)	Cost: $37,398,508 and $13,770,642, for the Tax-Managed International Portfolio and International Portfolio, respectively. (Note 1)

†	Net of accrued foreign capital gains taxes of $6,034, and $2,537, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Statement of Assets & Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,961,462,916
Shares of capital stock outstanding	238,580,205

Net asset value, offering and redemption price per share	$16.60

International Class Shares
Net Assets		$1,624,284,322
Shares of capital stock outstanding		98,388,112

Net asset value, offering and redemption price per share		$16.51

Class A Shares
Net Assets	$1,620,385	$4,718,954
Shares of capital stock outstanding	98,973	290,098

Net asset value and redemption price per share	$16.37	$16.27
Sales charge – 4.25% of public offering price	0.73	0.72

Maximum offering price	$17.10	$16.99

Class B Shares
Net Assets	$19,663	$229,392
Shares of capital stock outstanding	1,195	14,038

Net asset value and offering price per share	$16.45	$16.34

Class C Shares
Net Assets	$501,287	$2,630,667
Shares of capital stock outstanding	30,601	161,632

Net asset value and offering price per share	$16.38	$16.28

See notes to financial statements.

46	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2014 (unaudited)

	Tax-Managed International Portfolio		International Portfolio
Investment Income
Income:
Interest	$72,248		$29,501
Dividends (net of foreign withholding taxes of $2,570,130 and $1,084,094, respectively)	65,847,126		27,486,182

Total income	65,919,374		27,515,683

Expenses:
Management fee (see Note 2A)	16,638,863		7,372,219
Shareholder servicing fee (see Note 2B)	4,781,172		2,048,738
Custodian fee	252,642		182,555
Transfer Agent fee – Non-Retail Class	87,939		56,922
Transfer Agent fee – Class A	1,441		5,597
Transfer Agent fee – Class B	24		345
Transfer Agent fee – Class C	436		3,201
Distribution fees – Class A	2,404		7,139
Distribution fees – Class B	95		1,249
Distribution fees – Class C	2,371		13,235
Directors’ fees and expenses	103,009		44,487
Auditing and tax fees	55,747		31,477
Legal fees	47,337		21,422
Registration fees	42,685		44,817
Printing fees	25,300		32,785
Miscellaneous	69,495		39,196

Total expenses	22,110,960		9,905,384
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(961,787)		(438,070)

Net expenses	21,149,173		9,467,314

Net investment income	44,770,201		18,048,369

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	148,429,920		59,704,275
Futures	– 0	–	405,879
Foreign currency transactions	9,148,156		3,432,478

Net realized gain on investment and foreign currency transactions	157,578,076		63,542,632

Net change in unrealized appreciation/depreciation of:
Investments(a)	21,633,949		5,055,994
Foreign currency denominated assets and liabilities	(12,873,446)		(5,359,068)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,760,503		(303,074)

Net realized and unrealized gain on investment and foreign currency transactions	166,338,579		63,239,558

Net Increase in Net Assets Resulting from Operations	$211,108,780		$81,287,927

(a)	Net of increase in accrued foreign capital gains taxes of $5,958 and $2,456 for the Tax-Managed International Portfolio and International Portfolio, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Tax-Managed International Portfolio
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$44,770,201	$59,590,061
Net realized gain on investment and foreign currency transactions	157,578,076	72,583,368
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	8,760,503	611,202,016

Net increase in net assets resulting from operations	211,108,780	743,375,445

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(74,173,881)	(72,305,715)
Class A	(25,889)	(15,932)
Class B	– 0	–	– 0	–
Class C	(3,921)	– 0	–

Total dividends to shareholders	(74,203,691)	(72,321,647)

Capital-Share Transactions:
Net proceeds from sales of shares	433,956,439	483,586,737
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	49,983,326	53,813,652

Total proceeds from shares sold	483,939,765	537,400,389
Cost of shares redeemed	(495,130,199)	(819,256,930)

Net decrease in net assets from capital-share transactions	(11,190,434)	(281,856,541)

Net increase in net assets	125,714,655	389,197,257
Net Assets:
Beginning of period	3,837,889,596	3,448,692,339

End of period(a)	$3,963,604,251	$3,837,889,596

(a) Includes undistributed net investment income of:	$25,041,570	$54,475,060

See notes to financial statements.

48	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,048,369	$24,763,815
Net realized gain on investment and foreign currency transactions	63,542,632	39,813,330
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(303,074)	250,017,855

Net increase in net assets resulting from operations	81,287,927	314,595,000

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(29,117,991)	(28,569,129)
Class A	(64,695)	(91,428)
Class B	(9)	(2,097)
Class C	(18,336)	(17,903)

Total dividends to shareholders	(29,201,031)	(28,680,557)

Capital-Share Transactions:
Net proceeds from sales of shares	312,240,185	191,158,885
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	24,632,171	25,008,589

Total proceeds from shares sold	336,872,356	216,167,474
Cost of shares redeemed	(364,385,966)	(390,185,292)

Net decrease in net assets from capital-share transactions	(27,513,610)	(174,017,818)

Net increase in net assets	24,573,286	111,896,625
Net Assets:
Beginning of period	1,607,290,049	1,495,393,424

End of period(a)	$1,631,863,335	$1,607,290,049

(a) Includes undistributed net investment income of:	$8,244,240	$19,396,902

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (“Portfolios”) with the following share classes offered: The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

50	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2014:

Tax-Managed International Portfolio
Investments in Securites:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$ 41,671,334		$ 833,106,533		$	– 0	–	$ 874,777,867
Consumer Discretionary	154,072,823		640,843,324			– 0	–	794,916,147
Industrials	6,564,613		525,265,266			– 0	–	531,829,879
Consumer Staples	48,469,702		407,053,286			– 0	–	455,522,988
Health Care	1,523,879		324,208,392			– 0	–	325,732,271
Telecommunication Services	24,514,319		205,383,392			– 0	–	229,897,711
Materials	13,220,399		206,578,448			– 0	–	219,798,847
Information Technology	6,999,399		188,419,578			– 0	–	195,418,977
Energy	12,428,583		119,505,422			– 0	–	131,934,005
Utilities	19,071,541		48,854,136			– 0	–	67,925,677
Warrants	2,445,304		68,626,415			– 0	–	71,071,719
Short-Term Investments	– 0	–	7,257,752			– 0	–	7,257,752

Total Investments in Securities	330,981,896		3,575,101,944	+		– 0	–	3,906,083,840
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	16,411,675			– 0	–	16,411,675
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(14,667,505)			– 0	–	(14,667,505)

Total(a)**	$ 330,981,896		$ 3,576,846,114		$	– 0	–	$ 3,907,828,010

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$17,660,742		$ 344,784,270		$	– 0	–	$ 362,445,012
Consumer Discretionary	63,466,994		258,859,784			– 0	–	322,326,778
Industrials	2,823,577		209,945,568			– 0	–	212,769,145
Consumer Staples	19,976,152		168,555,503			– 0	–	188,531,655
Health Care	643,081		133,910,287			– 0	–	134,553,368
Telecommunication Services	10,048,381		88,743,024			– 0	–	98,791,405
Materials	5,465,158		88,716,963			– 0	–	94,182,121
Information Technology	2,165,999		75,835,337			– 0	–	78,001,336
Energy	5,292,122		48,645,718			– 0	–	53,937,840
Utilities	8,094,991		20,174,981			– 0	–	28,269,972
Warrants	1,060,196		32,251,258			– 0	–	33,311,454
Short-Term Investments	– 0	–	12,808,299			– 0	–	12,808,299

Total Investments in Securities	136,697,393		1,483,230,992	+		– 0	–	1,619,928,385
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts	– 0	–	1,098,147			– 0	–	1,098,147
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(4,478,000)			– 0	–	(4,478,000)

Total(b)**	$136,697,393		$ 1,479,851,139			$ – 0	–	$1,616,548,532

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(a)	An amount of $78,406,757 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

(b)	An amount of $34,146,573 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period.

**	There were de minimis transfers under 1% of net assets from Level 2 to Level 1 during the reporting period.

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Tax-Managed International Portfolio	Warrants			Corporates - Non-Investment Grades			Total
Balance as of 9/30/13		$54,991,794			$3,521,519			$58,513,313
Accrued discounts/(premiums)		– 0	–		3,164			3,164
Realized gain (loss)		(660,062)			(22,069)			(682,131)
Change in unrealized appreciation/depreciation		497,114			1,143			498,257
Purchases		– 0	–		– 0	–		– 0	–
Sales		(1,146,338)			(3,503,757)			(4,650,095)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(53,682,508)			– 0	–		(53,682,508	)+

Balance as of 3/31/14	$	– 0	–	$	– 0	–	$	– 0 –

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$	– 0	–	$	– 0	–	$	– 0	–

International Portfolio	Warrants			Corporates - Non-Investment Grades			Total
Balance as of 9/30/13		$23,055,999			$1,525,585			$24,581,584
Accrued discounts/(premiums)		– 0	–		1,371			1,371
Realized gain (loss)		(287,441)			(9,561)			(297,002)
Change in unrealized appreciation/depreciation		216,382			495			216,877
Purchases		– 0	–		– 0	–		– 0	–
Sales		(499,899)			(1,517,890)			(2,017,789)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		(22,485,041)			– 0	–		(22,485,041	)++

Balance as of 3/31/14	$	– 0	–	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$	– 0	–	$	– 0	–	$	– 0	–

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	An amount of $53,682,508 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor during the reporting period.

++	An amount of $22,485,041 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor during the reporting period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2014, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011. For the period ending March 31, 2014, such waivers amounted to $956,758 and $411,662, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of ..25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $222 and International Portfolio, $1,409 for the six months ended March 31, 2014.

Effective October 1, 2013, the Adviser has agreed to bear the costs of transfer agency and printing fees for Classes A, B, and C of the Tax-Managed International and International Portfolios. For the six months ended March 31, 2014, such fees amounted to $5,029 and $26,408, respectively.

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$225,774	$1,235,082
International	197,225	1,445,238

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2014, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
Tax-Managed International	$20	$	– 0	–	$	– 0	–	$	– 0	–
International	399		46			292			61

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2014 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$2,362,906	$	– 0	–	$	– 0	–
International	1,031,850		– 0	–		– 0	–

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,184,569,924	$	– 0	–	$1,222,105,791	$	– 0	–
International	575,559,574		– 0	–	622,851,666		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$743,780,331	$(95,824,776)	$647,955,555
International	278,843,902	(34,772,477)	244,071,425

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the International Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Notes to Financial Statements

accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2014, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction

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Notes to Financial Statements

and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Portfolios had OTC derivatives with contingent features in net liability positions:

Portfolio	Total Market Value of OTC Derivatives	Market Value of Collateral Pledged			Uncollateralized Amount
Tax-Managed International	$11,722,842	$	– 0	–	$11,722,842
International	3,991,675		– 0	–	3,991,675

If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2014, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$16,411,675	Unrealized depreciation of forward currency exchange contracts	$14,667,505

Total		$16,411,675		$14,667,505

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$9,557,362	$(12,926,736)

Total		$9,557,362	$(12,926,736)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Notes to Financial Statements

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,098,147	Unrealized depreciation of forward currency exchange contracts	$4,478,000

Total		$1,098,147		$4,478,000

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$405,879	$	– 0	–

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,846,691		(5,357,215)

Total		$3,252,570		$(5,357,215)

The following tables represent the volume of the Portfolios’ derivative transactions during the six months ended March 31, 2014:

Tax-Managed International Portfolio
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,215,314,801
Average principal amount of sale contracts	$1,198,805,752

International Portfolio
Futures:
Average original value of buy contracts	$13,143,284	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$489,565,837
Average principal amount of sale contracts	$486,353,761

(a)	Positions were open for three months during the period.

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Notes to Financial Statements

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolios as of March 31, 2014:

Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received		Net Amount of Derivatives Assets
Barclays Bank PLC Wholesale	$ 2,457,123	$ (196,085)		$ – 0	–	$ 2,261,038
BNP Paribas SA	663,648	(663,648)		– 0	–	– 0	–
Citibank, NA	622,717	(101,740)		– 0	–	520,977
Credit Suisse International	3,669,270	(750,136)		– 0	–	2,919,134
Goldman Sachs Bank USA	1,466,021	(335,116)		– 0	–	1,130,905
Morgan Stanley & Co., Inc.	7,243,528	(608,570)		– 0	–	6,634,958
Standard Chartered Bank	289,368	(289,368)		– 0	–	– 0	–

Total	$ 16,411,675	$ (2,944,663)		$ – 0	–	$ 13,467,012

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged		Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$ 196,085	$ (196,085)		$ – 0	–	$ – 0	–
BNP Paribas SA	5,667,478	(663,648)		– 0	–	5,003,830
Citibank, NA	101,740	(101,740)		– 0	–	– 0	–
Credit Suisse International	750,136	(750,136)		– 0	–	– 0	–
Goldman Sachs Bank USA	335,116	(335,116)		– 0	–	– 0	–
Morgan Stanley & Co., Inc.	608,570	(608,570)		– 0	–	– 0	–
Royal Bank of Canada	2,553,015	– 0	–	– 0	–	2,553,015
Royal Bank of Scotland PLC	712,388	– 0	–	– 0	–	712,388
Standard Chartered Bank	3,255,572	(289,368)		– 0	–	2,966,204
State Street Bank & Trust Co.	352,865	– 0	–	– 0	–	352,865
UBS AG	134,540	– 0	–	– 0	–	134,540

Total	$ 14,667,505	$ (2,944,663)		$ – 0	–	$ 11,722,842

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Notes to Financial Statements

International Portfolio
Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset		Collateral Received			Net Amount of Derivatives Assets
BNP Paribas SA	$594,126	$(299,167)		$	– 0	–	$294,959
Deutsche Bank AG London	313,509	– 0	–		– 0	–	313,509
Morgan Stanley & Co., Inc.	190,512	(187,158)			– 0	–	3,354

Total	$1,098,147	$(486,325)		$	– 0	–	$611,822

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset		Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC Wholesale	$1,251,860	$ – 0	–	$	– 0	–	$1,251,860
BNP Paribas SA	299,167	(299,167)			– 0	–	– 0	–
Credit Suisse International	317,907	– 0	–		– 0	–	317,907
Goldman Sachs Bank USA	385,099	– 0	–		– 0	–	385,099
Morgan Stanley & Co., Inc.	187,158	(187,158)			– 0	–	– 0	–
Royal Bank of Canada	21,899	– 0	–		– 0	–	21,899
Standard Chartered Bank	1,394,494	– 0	–		– 0	–	1,394,494
State Street Bank & Trust Co.	562,333	– 0	–		– 0	–	562,333
UBS AG	58,083	– 0	–		– 0	–	58,083

Total	$4,478,000	$(486,325)		$	– 0	–	$3,991,675

C. Currency Transactions

The Portfolios may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Tax-Managed International
Distributions paid from:
Ordinary income	$72,321,647	$81,441,475

Total distributions paid	$72,321,647	$81,441,475

International
Distributions paid from:
Ordinary income	$28,680,557	$30,720,671

Total distributions paid	$28,680,557	$30,720,671

As of September 30, 2013, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Tax-Managed International	$75,596,414	$(2,318,542,337)	$599,062,830	$(1,643,883,093)
International	28,990,696	(1,155,032,005)	220,433,592	(905,607,717)

(a)

During the fiscal year ended September 30, 2013, the Portfolios utilized capital loss carryforwards of $76,586,728 and $40,063,720, respectively, to offset current year net realized gains. Additionally, as of September 30, 2013, the Portfolios had capital loss carryforwards for federal income tax purposes.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs) and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The difference between book-basis and tax-basis components of accumuilated earnings/(deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders. In addition, the Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Notes to Financial Statements

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount	Expiration
Tax-Managed International	$344,280,794	n/a	2017
Tax-Managed International	1,714,396,065	n/a	2018
Tax-Managed International	102,663,095	$157,202,383	No expiration
International	137,445,488	n/a	2017
International	910,864,476	n/a	2018
International	17,358,372	89,363,669	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

70	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	71

Notes to Financial Statements

200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013, were as follows:

	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)			Year Ended September 30, 2013

Tax-Managed International Class Shares
Shares sold	26,964,595		33,311,751		$433,856,238		$483,355,614

Shares issued to shareholders on reinvestment of dividends	3,132,038		3,921,184		49,956,009		53,798,640

Shares redeemed	(30,339,742)		(56,966,994)		(495,036,795)		(818,567,905)

Net decrease	(243,109)		(19,734,059)		(11,224,548)		(281,413,651)

Beginning of period	238,823,314		258,557,373		5,364,702,745		5,646,116,396

End of period	238,580,205		238,823,314		$5,353,478,197		$5,364,702,745

Class A Shares
Shares sold	3,064		11,560		$48,961		$165,886

Shares issued to shareholders on reinvestment of dividends	1,551		1,108		24,397		15,012

Shares converted from Class B	– 0	–	937		– 0	–	13,237

Shares redeemed	(3,792)		(22,985)		(61,391)		(327,092)

Net increase (decrease)	823		(9,380)		11,967		(132,957)

Beginning of period	98,150		107,530		6,546,108		6,679,065

End of period	98,973		98,150		$6,558,075		$6,546,108

Class B Shares
Shares converted to Class A	– 0	–	(940)	$	– 0	–	$(13,237)

Shares redeemed	– 0	–	(8,010)		– 0	–	(108,947)

Net increase (decrease)	– 0	–	(8,950)		– 0	–	(122,184)

Beginning of period	1,195		10,145		284,710		406,894

End of period	1,195		1,195		$284,710		$284,710

72	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

	Tax-Managed International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013		Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

Class C Shares
Shares sold	3,179	3,478		$51,240	$52,000

Shares issued to shareholders on reinvestment of dividends	185	– 0	–	2,920	– 0	–

Shares redeemed	(1,981)	(17,310)		(32,013)	(239,749)

Net increase (decrease)	1,383	(13,832)		22,147	(187,749)

Beginning of period	29,218	43,050		2,497,610	2,685,359

End of period	30,601	29,218		$2,519,757	$2,497,610

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

International Class Shares
Shares sold	19,183,723	13,142,135	$311,468,023	$190,340,328

Shares issued to shareholders on reinvestment of dividends	1,547,201	1,825,022	24,554,082	24,911,553

Shares redeemed	(22,719,231)	(26,851,107)	(363,191,064)	(385,718,262)

Net decrease	(1,988,307)	(11,883,950)	(27,168,959)	(170,466,381)

Beginning of period	100,376,419	112,260,369	2,476,360,792	2,646,827,173

End of period	98,388,112	100,376,419	$2,449,191,833	$2,476,360,792

Class A Shares
Shares sold	33,118	31,608	$529,678	$448,174

Shares issued to shareholders on reinvestment of dividends	3,918	5,852	61,289	79,057

Shares converted from Class B	2,616	8,579	41,282	123,581

Shares redeemed	(49,141)	(220,990)	(776,815)	(3,121,554)

Net decrease	(9,489)	(174,951)	(144,566)	(2,470,742)

Beginning of period	299,587	474,538	22,559,340	25,030,082

End of period	290,098	299,587	$22,414,774	$22,559,340

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	73

Notes to Financial Statements

	International Portfolio
	Shares			Amount
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)			Year Ended September 30, 2013

Class B Shares
Shares sold	– 0	–	1,276	$	– 0	–	$17,816

Shares issued to shareholders on reinvestment of dividends	1		142		9		1,917

Shares converted to Class A	(2,629)		(8,597)		(41,282)		(123,581)

Shares redeemed	(1,704)		(16,104)		(27,094)		(235,319)

Net decrease	(4,332)		(23,283)		(68,367)		(339,167)

Beginning of period	18,370		41,653		1,796,124		2,135,291

End of period	14,038		18,370		$1,727,757		$1,796,124

Class C Shares
Shares sold	12,626		15,975		$201,202		$228,986

Shares issued to shareholders on reinvestment of dividends	1,071		1,185		16,791		16,062

Shares redeemed	(21,872)		(69,923)		(349,711)		(986,576)

Net decrease	(8,175)		(52,763)		(131,718)		(741,528)

Beginning of period	169,807		222,570		12,816,845		13,558,373

End of period	161,632		169,807		$12,685,127		$12,816,845

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

74	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 15.78	$ 13.07	$ 12.29	$ 15.02	$ 14.97	$ 16.37

Income From Investment Operations
Net investment income(a)	.18	(b)	.13	(b)	.05	(b)	.10	.12	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67	2.73	.93	(2.67)	.10	(1.14)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.85	2.86	.98	(2.57)	.22	(.97)

Less: Dividends
Dividends from net investment income	(.26)	(.15)	(.20)	(.16)	(.17)	(.43)

Net asset value, end of period	$ 16.37	$ 15.78	$ 13.07	$ 12.29	$ 15.02	$ 14.97

Total Return
Total investment return based on net asset value(d)	5.43	%**	22.10	%**	8.10%	(17.30)%	1.47%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,620	$1,549	$1,405	$2,195	$3,321	$3,876
Average net assets (000 omitted)	$1,607	$1,465	$1,741	$3,133	$3,530	$4,871
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%*	1.88%	2.36%	2.02%	1.78	%+	1.70%
Expenses, before waivers/reimbursements	1.68	%*	1.93%	2.40%	2.02%	1.78	%+	1.70%
Net investment income	2.27	%(b)*	.88	%(b)	.37	%(b)	.64%	.85	%+	1.37%
Portfolio turnover rate	31%	72%	62%	61%	85%	84%

See footnote summary on page 81.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	75

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 15.65	$ 12.92	$ 12.12	$ 14.82	$ 14.81	$ 16.03

Income From Investment Operations
Net investment income (loss)(a)	.13	(b)	(.05	)(b)	(.03	)(b)	(.02)	.02	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67	2.78	.90	(2.62)	.08	(1.09)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.80	2.73	.87	(2.64)	.10	(1.02)

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.07)	(.06)	(.09)	(.20)

Net asset value, end of period	$ 16.45	$ 15.65	$ 12.92	$ 12.12	$ 14.82	$ 14.81

Total Return
Total investment return based on net asset value(d)	5.11	%**	21.13	%**	7.23%	(17.90)%	.67%	(5.96)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$20	$19	$131	$139	$229	$368
Average net assets (000 omitted)	$19	$41	$143	$201	$326	$302
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%*	2.79%	3.21%	2.76%	2.52	%+	2.53%
Expenses, before waivers/reimbursements	2.40	%*	2.84%	3.26%	2.76%	2.52	%+	2.53%
Net investment income (loss)	1.57	%(b)*	(.41	)%(b)	(.23	)%(b)	(.16)%	.16	%+	.61%
Portfolio turnover rate	31%	72%	62%	61%	85%	84%
See footnote summary on page 81.

76	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 15.72	$ 12.97	$ 12.13	$ 14.83	$ 14.82	$ 16.02

Income From Investment Operations
Net investment income (loss)(a)	.13	(b)	.00	(b)(c)	(.02	)(b)	(.03)	.03	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66	2.75	.91	(2.61)	.07	(1.07)
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)

Total from investment operations	.79	2.75	.89	(2.64)	.10	(1.00)

Less: Dividends
Dividends from net investment income	(.13)	– 0	–	(.05)	(.06)	(.09)	(.20)

Net asset value, end of period	$ 16.38	$ 15.72	$ 12.97	$ 12.13	$ 14.83	$ 14.82

Total Return
Total investment return based on net asset value(d)	5.08	%**	21.20	%**	7.38%	(17.89)%	.67%	(5.84)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$501	$459	$558	$776	$1,764	$1,736
Average net assets (000 omitted)	$476	$453	$765	$1,233	$1,711	$1,631
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%*	2.63%	3.15%	2.69%	2.49	%+	2.46%
Expenses, before waivers/reimbursements	2.37	%*	2.68%	3.20%	2.69%	2.49	%+	2.46%
Net investment income (loss)	1.64	%(b)*	(.01	)%(b)	(.19	)%(b)	(.18)%	.19	%+	.61%
Portfolio turnover rate	31%	72%	62%	61%	85%	84%

See footnote summary on page 81.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class A
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 15.65		$ 13.07		$ 12.28		$ 14.99		$ 14.89		$ 16.37

Income From Investment Operations
Net investment income(a)	.17	(b)	.08	(b)	.11	(b)	.14		.16		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		2.70		.89		(2.66)		.15		(1.28)

Total from investment operations	.83		2.78		1.00		(2.52)		.31		(1.09)

Less: Dividends
Dividends from net investment income	(.21)		(.20)		(.21)		(.19)		(.21)		(.39)

Net asset value, end of period	$ 16.27		$ 15.65		$ 13.07		$ 12.28		$ 14.99		$ 14.89

Total Return
Total investment return based on net asset value(d)	5.38%		21.55%		8.32%		(17.04	) %	2.10%		(5.94	) %
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,719		$4,688		$6,201		$7,202		$11,455		$19,875
Average net assets (000 omitted)	$4,772		$5,196		$6,718		$9,982		$15,764		$20,274
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.19	%*	2.10%		2.05%		1.69%		1.53	%+	1.60%
Expenses, before waivers/reimbursements	1.93	%*	2.15%		2.09%		1.69%		1.53	%+	1.60%
Net investment income	2.18	%(b)*	.59	%(b)	.85	%(b)	.92%		1.13	%+	1.61%
Portfolio turnover rate	35%		72%		69%		62%		84%		91%

See footnote summary on page 81.

78	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class B
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013		2012		2011	2010		2009

Net asset value, beginning of period	$ 15.56		$ 12.97		$ 12.14		$ 14.82	$ 14.74		$ 16.12

Income From Investment Operations
Net investment income (loss)(a)	.11	(b)	(.03	)(b)	(.01	)(b)	.03	.05		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.67		2.67		.90		(2.63)	.14		(1.25)

Total from investment operations	.78		2.64		.89		(2.60)	.19		(1.15)

Less: Dividends
Dividends from net investment income	– 0	–(c)	(.05)		(.06)		(.08)	(.11)		(.23)

Net asset value, end of period	$ 16.34		$ 15.56		$ 12.97		$ 12.14	$ 14.82		$ 14.74

Total Return
Total investment return based on net asset value(d)	5.02%		20.43%		7.38%		(17.67)%	1.28%		(6.72)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$229		$286		$540		$813	$1,572		$1,982
Average net assets (000 omitted)	$250		$436		$680		$1,309	$1,722		$1,820
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%*	2.90%		2.90%		2.46%	2.30	%+	2.37%
Expenses, before waivers/reimbursements	2.68	%*	2.97%		2.94%		2.46%	2.30	%+	2.37%
Net investment income (loss)	1.36	%(b)*	(.24	) %(b)	(.05	) %(b)	.18%	.34	%+	.84%
Portfolio turnover rate	35%		72%		69%		62%	84%		91%

See footnote summary on page 81.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	International Portfolio
	Class C
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013		2012		2011	2010		2009

Net asset value, beginning of period	$ 15.61		$ 13.01		$ 12.17		$ 14.84	$ 14.76		$ 16.13

Income From Investment Operations
Net investment income (loss)(a)	.12	(b)	(.01	)(b)	.01	(b)	.02	.06		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		2.69		.90		(2.61)	.13		(1.25)

Total from investment operations	.78		2.68		.91		(2.59)	.19		(1.14)

Less: Dividends
Dividends from net investment income	(.11)		(.08)		(.07)		(.08)	(.11)		(.23)

Net asset value, end of period	$ 16.28		$ 15.61		$ 13.01		$ 12.17	$ 14.84		$ 14.76

Total Return
Total investment return based on net asset value(d)	5.01%		20.73%		7.50%		(17.58)%	1.28%		(6.65)%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,631		$2,650		$2,896		$3,957	$8,254		$10,451
Average net assets (000 omitted)	$2,654		$2,721		$3,460		$6,362	$9,147		$10,192
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.89	%*	2.82%		2.79%		2.40%	2.24	%+	2.32%
Expenses, before waivers/reimbursements	2.63	%*	2.88%		2.83%		2.40%	2.24	%+	2.32%
Net investment income (loss)	1.48	%(b)*	(.10	)%(b)	.09	%(b)	.16%	.39	%+	.89%
Portfolio turnover rate	35%		72%		69%		62%	84%		91%

See footnote summary on page 81.

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Financial Highlights

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Tax-Managed International Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013 by 0.01% and 0.02%, respectively.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	81

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

82	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24, 2013. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 6, 2013, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2013 certain information relating to the profitability of the Adviser in 2012 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2013. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	83

Board’s Consideration of Investment Management Arrangement

On September 19, 2013, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 19, 2013, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 19, 2013 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 8, 2013. The Independent Directors held a telephonic meeting on October 15, 2013 to discuss the contract renewal materials and supplemental materials. On October 23, 2013, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 24, 2013, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 24, 2013 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after

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Board’s Consideration of Investment Management Arrangement

any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	85

Board’s Consideration of Investment Management Arrangement

impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2013 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2013. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2011 and 2012, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to

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Board’s Consideration of Investment Management Arrangement

the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2013 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2013 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	87

Board’s Consideration of Investment Management Arrangement

(which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

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Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	89

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	91

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

92	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%

Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	93

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6	Annualized.

94	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	95

Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

96	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
International Portfolio	$ 1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	97

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

10	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

98	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	99

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

100	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	101

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

102	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	103

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16
Short Duration Plus Portfolio	0.450	0.440	9/16
Intermediate Duration Portfolio	0.449	0.459	8/17
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.497	0.479	10/14
Diversified Municipal Portfolio	0.435	0.430	10/16
New York Municipal Portfolio[21]	0.480	0.472	10/15

Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132
International Portfolio	1.160	1.269	3/14	1.240	50/132
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274
U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44
Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145
Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343

20	On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

104	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16
Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59
Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16
California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228
Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117
New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	105

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

106	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio		$139
International Portfolio		$238
Short Duration Plus Portfolio		$3,881
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$	– 0	–
International Portfolio	$61,549		$1,507
Short Duration Plus Portfolio	$452,043		$4,152
California Municipal Portfolio	$490,944		$859
Diversified Municipal Portfolio	$3,366,085		$110,792
New York Municipal Portfolio	$1,402,236		$26,746

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	107

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale

26	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

108	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	109

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	24.34	24.59	23.32	7/12	116/248
3 year	5.95	10.02	9.14	12/12	193/206
5 year	-2.79	4.28	1.86	10/10	172/173
10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]
1 year	24.14	24.49	23.32	8/14	117/248
3 year	5.94	9.17	9.14	13/14	193/206
5 year	-2.96	2.37	1.86	11/11	172/173
10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio
1 year	4.65	6.35	5.43	12/17	261/455
3 year	-0.31	3.89	2.74	14/16	223/283
5 year	-0.46	2.65	1.38	15/15	161/203
10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio
1 year	-0.14	0.32	0.34	14/16	52/58
3 year	0.93	1.44	1.35	13/16	42/55
5 year	2.12	2.45	2.87	11/15	36/49
10 year	2.82	3.02	3.25	11/13	35/42

Short Duration Plus Portfolio
1 year	0.20	1.86	1.59	16/16	197/210
3 year	1.22	2.72	2.57	15/15	162/174
5 year	2.53	4.13	3.71	13/14	120/140
10 year	2.57	3.75	3.74	10/10	88/91

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

110	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Duration Portfolio
1 year	-1.16	0.49	-0.14	17/17	402/498
3 year	3.99	4.69	4.49	16/16	343/448
5 year	6.66	7.16	6.73	9/14	196/373
10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio
1 year	0.45	0.45	0.46	4/7	11/15
3 year	1.13	3.11	1.98	7/7	10/14
5 year	2.02	4.19	3.70	6/6	9/13
10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	0.46	0.71	0.70	9/12	57/72
3 year	1.42	1.77	1.68	10/12	46/68
5 year	2.17	2.47	2.59	7/9	34/50
10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio
1 year	0.76	0.50	-0.13	1/3	1/6
3 year	1.46	1.46	2.50	2/3	4/5
5 year	2.12	2.22	4.09	3/3	5/5
10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio
1 year	-1.00	-1.00	-0.89	2/3	21/29
3 year	3.03	4.12	3.94	3/3	26/28
5 year	4.30	4.87	4.81	3/3	24/24
10 year	4.11	4.81	4.33	3/3	18/23

Diversified Municipal Portfolio
1 year	-0.66	-0.83	-1.08	5/16	33/138
3 year	2.98	3.91	3.70	15/15	111/117
5 year	4.25	5.15	5.07	15/15	82/91
10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio
1 year	-0.70	-0.74	-1.23	1/3	3/21
3 year	2.88	3.35	3.42	3/3	19/20
5 year	4.23	4.77	4.78	3/3	15/18
10 year	4.14	4.39	4.42	3/3	15/16

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	111

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

112	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	113

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

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Fixed Income (continued)

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Closed-End Funds

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

114	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	115

NOTES

116	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

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New York, NY 10105

800.221.5672

IPTIP-0152-0314

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 16, 2014

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2014 Semi-Annual Report for the AllianceBernstein Short Duration Portfolio* (the “Portfolio”). The Portfolio is a portfolio of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

Global developed-market stock performance was strong for the 12-month period ended March 31, 2014. Driving these results were continuing central-bank accommodation, brighter economic signals, and improved investor sentiment about most risk assets—at least until the final quarter of the period. Emerging-market stocks, however, were an outlier, posting modestly negative returns. Their results reflected slower-growing economies and a dose of geopolitical turmoil, including the Ukraine-Russia confrontation at the end of the period.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, though most yields moved up in an uneven pattern. Indeed, the yields for several maturities and credit ratings turned sharply downward in the first quarter of 2014. With yields still low by historical standards and most economic signs pointing to continued recovery, we believe that rates are poised to resume rising—at a slow, measured pace—in the period ahead, and we have assembled our Portfolio accordingly. While our research on both stocks and bonds is bottom-up, company-by-company and security-by-security, we hope to take advantage of what we see as a general economic tailwind.

Should you have any questions about your investments in the Portfolio, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolio.

Investment Objective and Policies

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that interest rates will fall. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar-denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

(Disclosures, Risks and Note about Historical Performance continued on next page)

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S.

dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.29%	-0.19%

Class B*	0.30%	-0.36%

Class C	0.30%	-0.35%

BofA ML 1-3 Year U.S. Treasury Index	0.20%	0.38%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			0.21%
1 Year	-0.19%	-4.47%
5 Years	1.78%	0.91%
10 Years	1.38%	0.94%

Class B Shares			-0.48%
1 Year	-0.36%	-3.34%
5 Years	1.26%	1.26%
10 Years(a)	0.95%	0.95%

Class C Shares			-0.47%
1 Year	-0.35%	-1.34%
5 Years	1.31%	1.31%
10 Years	0.79%	0.79%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.47%
5 Years	0.91%
10 Years	0.94%

Class B Shares
1 Year	-3.34%
5 Years	1.26%
10 Years(a)	0.95%

Class C Shares
1 Year	-1.34%
5 Years	1.31%
10 Years	0.79%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.94%, 1.20% and 1.66% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.90	$4.84	0.97%
Hypothetical**	$1,000	$1,020.09	$4.89	0.97%
Class B
Actual	$1,000	$1,003.00	$5.69	1.14%
Hypothetical**	$1,000	$1,019.25	$5.74	1.14%
Class C
Actual	$1,000	$1,003.00	$5.64	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $432.5

*	All data are as of March 31, 2014. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 23.0%
Australia – 2.1%
Australia Government Bond Series 130 4.75%, 6/15/16	AUD	9,345	$9,017,985

United States – 20.9%
U.S. Treasury Notes
0.25%, 9/30/14 – 9/30/15	U.S.$	80,227	80,288,204
1.375%, 6/30/18		9,920	9,873,495

			90,161,699

Total Governments – Treasuries (cost $98,882,399)			99,179,684

COMMERCIAL MORTGAGE-BACKED SECURITIES – 18.9%
Non-Agency Fixed Rate CMBS – 17.3%
Banc of America Commercial Mortgage Trust
Series 2006-5, Class A1A 5.415%, 9/10/47		1,595	1,738,570
Series 2007-4, Class A1A 5.774%, 2/10/51		1,808	2,028,814
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.783%, 3/15/49		354	382,342
Commercial Mortgage Pass Through Certificates Series 2010-C1, Class A1 3.156%, 7/10/46(a)		4,095	4,205,900
Series 2012-CR3, Class A1 0.666%, 10/15/45		1,966	1,952,976
Series 2012-CR4, Class A1 0.704%, 10/15/45		1,965	1,952,140
Series 2012-CR5, Class A1 0.673%, 12/10/45		1,422	1,411,985
Series 2013-CR12, Class A2 2.904%, 10/10/46		2,275	2,345,417
Series 2013-CR6, Class A1 0.719%, 3/10/46		2,195	2,181,981
Series 2013-CR9, Class A2 3.055%, 7/10/45		1,619	1,681,766
Series 2013-LC6, Class A1 0.724%, 1/10/46		1,106	1,098,463
Series 2014-LC15, Class A2 2.84%, 4/10/47		1,716	1,753,178
GS Mortgage Securities Corp. II Series 2012-GCJ9, Class A1 0.662%, 11/10/45		2,130	2,119,543
Series 2013-GC10, Class A1 0.696%, 2/10/46		1,315	1,308,392

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(a)	U.S.$	1,254	$1,209,693
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-LC9, Class A1 0.67%, 12/15/47		647	642,838
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB18, Class A1A 5.431%, 6/12/47		2,440	2,670,673
Series 2007-CB20, Class A1A 5.746%, 2/12/51		2,175	2,428,936
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		2,500	2,753,013
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		966	990,179
Series 2012-C6, Class A1 1.031%, 5/15/45		1,106	1,106,838
Series 2012-CBX, Class XA 2.003%, 6/15/45(b)		7,481	716,190
Series 2013-C10, Class A1 0.73%, 12/15/47		1,205	1,195,991
Series 2013-C16, Class A2 3.07%, 12/15/46		2,201	2,279,193
Series 2013-LC11, Class A2 1.855%, 4/15/46		2,455	2,440,553
JPMBB Commercial Mortgage Securities Trust Series 2013-C15, Class A2 2.977%, 11/15/45		2,245	2,317,362
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		792	868,823
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A1 0.738%, 2/15/46		2,236	2,226,272
Series 2013-C8, Class A1 0.777%, 12/15/48		2,200	2,185,832
Morgan Stanley Capital I Trust Series 2007-T27, Class A1A 5.648%, 6/11/42		1,813	2,028,486
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A1 0.673%, 12/10/45		1,586	1,577,077
Series 2013-C5, Class A1 0.779%, 3/10/46		2,257	2,244,399
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.717%, 5/15/43		1,992	2,170,240

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2012-LC5, Class A1 0.687%, 10/15/45	U.S.$	2,300	$2,293,761
WF-RBS Commercial Mortgage Trust Series 2012-C10, Class A1 0.734%, 12/15/45		2,763	2,755,598
Series 2012-C9, Class A1 0.673%, 11/15/45		2,368	2,359,206
Series 2013-C11, Class A1 0.799%, 3/15/45		1,160	1,154,007
Series 2013-C12, Class A1 0.735%, 3/15/48		1,551	1,536,950
Series 2013-C16, Class A2 3.223%, 9/15/46		2,050	2,141,239
Series 2013-C17, Class A2 2.921%, 12/15/46		2,285	2,353,833

			74,808,649

Agency CMBS – 1.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 2/25/23		2,273	2,324,298
Government National Mortgage Association Series 2006-51, Class IO 0.429%, 8/16/46(b)		3,276	96,616
NCUA Guaranteed Notes Trust Series 2010-C1, Class A1 1.60%, 10/29/20		1,671	1,680,769

			4,101,683

Non-Agency Floating Rate CMBS – 0.6%
COMM 2007-FL14 Mortgage Trust Series 2007-FL14, Class C 0.455%, 6/15/22(a)(c)		808	784,379
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.625%, 10/15/21(a)(c)		2,000	1,984,140

			2,768,519

Total Commercial Mortgage-Backed Securities (cost $82,424,557)			81,678,851

CORPORATES-INVESTMENT GRADES – 17.8%
Financial Institutions – 9.1%
Banking – 6.7%
Abbey National Treasury Services PLC/London 4.00%, 4/27/16		1,615	1,711,787
American Express Credit Corp. 1.30%, 7/29/16		1,745	1,758,585

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Australia & New Zealand Banking Group Ltd./New York NY 0.90%, 2/12/16	U.S.$	1,970	$1,977,984
Bank of America Corp. 1.25%, 1/11/16		2,030	2,040,668
Bank of New York Mellon Corp. (The) 0.70%, 3/04/16		1,945	1,944,256
BB&T Corp. 2.05%, 6/19/18		1,720	1,720,564
Citigroup, Inc. 1.25%, 1/15/16		2,025	2,032,126
Fifth Third Bancorp 3.625%, 1/25/16		1,515	1,589,543
Goldman Sachs Group, Inc. (The) 3.625%, 2/07/16		1,875	1,963,650
ING Bank NV 1.375%, 3/07/16(a)		1,910	1,915,293
JPMorgan Chase & Co. Series G 1.10%, 10/15/15		2,190	2,198,988
KeyBank NA/Cleveland OH 1.65%, 2/01/18		1,122	1,113,672
Manufacturers & Traders Trust Co. 1.45%, 3/07/18		1,925	1,883,533
Morgan Stanley 1.75%, 2/25/16		1,164	1,179,018
PNC Funding Corp. 2.70%, 9/19/16		1,890	1,964,405
Royal Bank of Canada 0.85%, 3/08/16		1,925	1,929,416

			28,923,488

Finance – 0.6%
General Electric Capital Corp. 0.941%, 4/02/18(c)		2,640	2,664,953

Insurance – 1.8%
AIA Group Ltd. 2.25%, 3/11/19(a)		665	657,270
American International Group, Inc. 3.00%, 3/20/15		1,655	1,694,541
Berkshire Hathaway, Inc. 1.55%, 2/09/18		2,005	1,995,940
New York Life Global Funding 0.80%, 2/12/16(a)		1,970	1,975,809
Prudential Financial, Inc. 4.75%, 9/17/15		1,580	1,669,180

			7,992,740

			39,581,181

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Industrial – 8.2%
Basic – 0.4%
Monsanto Co. 0.436%, 11/07/16(c)	U.S.$	1,590	$1,592,473

Capital Goods – 0.8%
Caterpillar Financial Services Corp. 1.00%, 3/03/17		1,520	1,513,959
Eaton Corp. 0.563%, 6/16/14(c)		1,812	1,813,073

			3,327,032

Communications - Media – 0.5%
NBCUniversal Enterprise, Inc. 0.776%, 4/15/16(a)(c)		2,120	2,125,677

Communications - Telecommunications – 1.9%
AT&T, Inc. 0.90%, 2/12/16		1,405	1,404,737
1.40%, 12/01/17		2,035	2,013,488
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,657,357
Vodafone Group PLC 1.25%, 9/26/17		2,015	1,992,642

			8,068,224

Consumer Cyclical - Automotive – 1.0%
Daimler Finance North America LLC 1.25%, 1/11/16(a)		2,890	2,906,204
Volkswagen International Finance NV 1.125%, 11/18/16(a)		1,595	1,594,788

			4,500,992

Consumer Non-Cyclical – 2.3%
AbbVie, Inc. 1.75%, 11/06/17		2,000	2,006,320
Allergan, Inc./United States 1.35%, 3/15/18		884	864,538
Gilead Sciences, Inc. 3.05%, 12/01/16		1,880	1,976,876
McKesson Corp. 0.95%, 12/04/15		828	830,328
Merck & Co., Inc. 1.30%, 5/18/18		2,430	2,376,049
PepsiCo, Inc. 0.70%, 2/26/16		1,910	1,907,124

			9,961,235

Energy – 1.0%
BP Capital Markets PLC 0.70%, 11/06/15		2,210	2,213,143

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Chevron Corp. 1.104%, 12/05/17	U.S.$	2,125	$2,106,410

			4,319,553

Technology – 0.3%
Cisco Systems, Inc. 0.516%, 3/03/17(c)		1,515	1,518,063

			35,413,249

Utility – 0.5%
Natural Gas – 0.5%
TransCanada PipeLines Ltd. 0.75%, 1/15/16		2,055	2,056,449

Total Corporates-Investment Grades (cost $77,013,053)			77,050,879

ASSET-BACKED SECURITIES – 16.4%
Autos - Fixed Rate – 6.6%
Ally Master Owner Trust Series 2014-1, Class A2 1.29%, 1/15/19		1,499	1,498,792
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		1,670	1,670,659
Series 2013-4, Class A3 0.96%, 4/09/18		700	701,255
AmeriCredit Automobile Receivables Trust Series 2011-1, Class D 4.26%, 2/08/17		1,700	1,763,813
AmeriCredit Automobile Receivables Trust Series 2011-3, Class D 4.04%, 7/10/17		1,445	1,502,979
ARI Fleet Lease Trust Series 2013-A, Class A2 0.70%, 12/15/15(a)		1,121	1,120,250
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,095	1,100,717
Series 2013-2A, Class A 2.97%, 2/20/20(a)		1,839	1,884,373
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		990	995,860
Series 2012-1, Class C 2.09%, 7/17/17		1,825	1,868,519
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)		448	447,996
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		1,044	1,044,654

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investment

		Principal Amount (000)	U.S. $ Value

Ford Auto Securitization Trust Series 2013-R4A, Class A1 1.487%, 8/15/15(a)	CAD	775	$700,968
Series 2014-R2A, Class A1 1.353%, 3/15/16(a)		1,484	1,342,379
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A1 0.85%, 1/15/18	U.S.$	985	986,239
Series 2014-1, Class A1 1.20%, 2/15/19		1,053	1,052,945
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		940	924,159
M&T Bank Auto Receivables Trust Series 2013-1A, Class A3 1.06%, 11/15/17, TBA(a)		1,952	1,957,217
Mercedes-Benz Master Owner Trust Series 2012-AA, Class A 0.79%, 11/15/17(a)		2,350	2,354,975
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		1,405	1,412,429
Series 2013-5, Class A2A 0.64%, 4/17/17		946	946,432
World Omni Auto Receivables Trust Series 2013-B, Class A3 0.83%, 8/15/18		1,352	1,354,203

			28,631,813

Credit Cards - Floating Rate – 3.6%
Barclays Dryrock Issuance Trust Series 2014-1, Class A 0.53%, 12/16/19(c)		1,260	1,260,015
Cabela’s Master Credit Card Trust Series 2010-2A, Class A2 0.855%, 9/17/18(a)(c)		3,155	3,174,551
Series 2014-1, Class A 0.504%, 3/16/20(c)		1,200	1,200,100
Chase Issuance Trust Series 2012-A6, Class A 0.285%, 8/15/17(c)		2,570	2,569,496
Series 2013-A6, Class A6 0.575%, 7/15/20(c)		2,388	2,395,701
Discover Card Execution Note Trust Series 2014-A1, Class A1 0.585%, 7/15/21(c)		895	895,000
First National Master Note Trust Series 2013-2, Class A 0.685%, 10/15/19(c)		912	912,000
MBNA Credit Card Master Note Trust Series 2004-C2, Class C2 1.055%, 11/15/16(c)		2,170	2,172,365

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.535%, 12/15/19(c)	U.S.$	965	$965,034

			15,544,262

Credit Cards - Fixed Rate – 2.7%
American Express Credit Account Master Trust Series 2012-2, Class A 0.68%, 3/15/18		3,110	3,118,222
Chase Issuance Trust Series 2013-A1, Class A1 1.30%, 2/18/20		3,015	2,970,620
Citibank Credit Card Issuance Trust Series 2005-A9, Class A9 5.10%, 11/20/17		2,655	2,848,576
Discover Card Master Trust Series 2012-A3, Class A3 0.86%, 11/15/17		951	955,420
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		965	963,281
Series 2013-A, Class A 1.61%, 12/15/21		610	602,984

			11,459,103

Autos - Floating Rate – 1.8%
BMW Floorplan Master Owner Trust Series 2012-1A, Class A 0.555%, 9/15/17(a)(c)		1,544	1,548,101
GE Dealer Floorplan Master Note Trust Series 2012-3, Class A 0.647%, 6/20/17(c)		2,340	2,347,633
Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.704%, 12/10/27(a)(c)		1,055	1,058,367
Series 2014-1, Class A 0.572%, 4/10/28(a)(c)		1,520	1,520,000
Nissan Master Owner Trust Receivables Series 2012-A, Class A 0.625%, 5/15/17(c)		1,212	1,215,416

			7,689,517

Other ABS - Fixed Rate – 1.6%
CIT Equipment Collateral Series 2013-VT1, Class A3 1.13%, 7/20/20(a)		1,103	1,109,725
CNH Capital Canada Receivables Trust Series 2013-2A, Class A1 1.439%, 8/15/16(a)	CAD	1,197	1,083,054

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2013-A, Class A3 0.69%, 6/15/18	U.S.$	2,585	$2,589,480
Series 2013-D, Class A4 1.37%, 10/15/20		2,365	2,348,379

			7,130,638

Home Equity Loans - Fixed Rate – 0.1%
CitiFinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.86%, 1/25/33		521	531,830
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	– 0	–

			531,830

Total Asset-Backed Securities (cost $71,049,206)			70,987,163

MORTGAGE PASS-THROUGHS – 14.8%
Agency ARMs – 13.8%
Federal Home Loan Mortgage Corp. 1.824%, 12/01/42(f)		989	1,003,172
2.039%, 8/01/42(f)		3,416	3,514,928
2.431%, 7/01/42(f)		5,525	5,609,007
2.67%, 6/01/37(f)		5,695	6,088,592
Series 2005 2.574%, 5/01/35(f)		966	1,036,766
Federal National Mortgage Association 2.131%, 8/01/42(f)		3,705	3,821,270
2.235%, 8/01/42(f)		3,408	3,518,748
2.379%, 6/01/42(f)		2,415	2,505,585
2.397%, 1/01/36(f)		1,272	1,350,243
2.443%, 5/01/42(f)		4,235	4,400,313
2.516%, 6/01/42(c)		2,941	3,061,017
2.636%, 8/01/42(f)		5,052	5,173,301
2.661%, 8/01/42(f)		4,659	4,773,845
2.716%, 6/01/42(f)		6,218	6,382,574
Series 2003 2.56%, 12/01/33(f)		204	219,868
Series 2005 2.317%, 2/01/35(c)		1,278	1,379,481
2.709%, 10/01/35(f)		1,654	1,777,074
Series 2006 2.505%, 1/01/36(f)		2,545	2,720,432
2.765%, 7/01/36(f)		769	827,360
Series 2007 1.783%, 1/01/37(c)		9	9,512
Series 2009 2.399%, 7/01/38(f)		536	575,703

			59,748,791

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency Fixed Rate 15-Year – 0.9%
Federal Home Loan Mortgage Corp. Gold 5.00%, 7/01/25	U.S.$	1,151	$1,244,661
6.50%, 3/01/26		2,267	2,431,190
Federal National Mortgage Association 6.00%, 12/01/21		32	33,917
Series 2000 7.50%, 3/01/15		7	6,915
Series 2001 6.00%, 11/01/16 - 12/01/16		136	141,027
Series 2002 6.00%, 2/01/17		137	142,426
8.00%, 8/01/16		30	31,012

			4,031,148

Agency Fixed Rate 30-Year – 0.1%
Government National Mortgage Association Series 2002 7.50%, 3/15/32		163	196,611

Total Mortgage Pass-Throughs (cost $63,876,839)			63,976,550

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.7%
Agency Floating Rate – 2.3%
Federal Home Loan Mortgage Corp. Series 4248, Class QF 0.655%, 6/15/39(c)		1,816	1,819,586
Series 4286, Class VF 0.605%, 12/15/43(c)		2,154	2,145,732
Federal National Mortgage Association Series 2013-57, Class FN 0.504%, 6/25/43(c)		2,148	2,140,692
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.716%, 12/08/20(c)		3,948	3,980,405

			10,086,415

Agency Fixed Rate – 1.8%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		4,180	4,384,899
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		1,793	1,869,939
Series 2011-39, Class DA 3.50%, 7/25/24		1,519	1,571,978

			7,826,816

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non-Agency Fixed Rate – 0.4%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)	U.S.$	1,852	$1,742,009
Merrill Lynch Mortgage Investors Trust Series 2005-A8, Class A1C1 5.25%, 8/25/36		12	12,196

			1,754,205

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.61%, 2/25/42(a)(c)		993	794,085

Total Collateralized Mortgage Obligations (cost $20,682,058)			20,461,521

INFLATION-LINKED SECURITIES – 2.3%
United States – 2.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS) (cost $9,723,424)		9,526	9,783,388

GOVERNMENTS-SOVEREIGN AGENCIES – 0.8%
Netherlands – 0.8%
Achmea Hypotheekbank NV 0.588%, 11/03/14(a)(c) (cost $3,414,814)		3,415	3,421,301

COVERED BONDS – 0.4%
DNB Boligkreditt AS 1.45%, 3/21/18(a) (cost $1,861,482)		1,865	1,831,430

Total Investments – 99.1% (cost $428,927,832)			428,370,767
Other assets less liabilities – 0.9%			4,093,275

Net Assets – 100.0%			$432,464,042

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Portfolio of Investments

FUTURES (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	542	June 2014	$119,131,503	$119,002,875	$(128,628)

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	299	June 2014	35,738,586	35,566,984	171,602
U.S. T-Note 10 Yr (CBT) Futures	71	June 2014	8,807,768	8,768,500	39,268

					$82,242

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	CAD	2,543	USD	2,293	4/10/14	$(6,964)
Citibank, NA	USD	211	CAD	234	4/10/14	78
JPMorgan Chase Bank	USD	319	CAD	353	4/10/14	452
UBS AG	CAD	1,484	USD	1,346	4/10/14	3,536
UBS AG	AUD	9,775	USD	8,755	4/17/14	(301,022)

						$(303,920)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $49,464,989 or 11.4% of net assets.
(b)	IO - Interest Only
(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of March 31, 2014, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$	– 0	–	0.00%
(e)	Fair valued by the Adviser.
(f)	Variable rate coupon, rate shown as of March 31, 2014.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CMBS – Commercial Mortgage-Backed Securities

NCUA – National Credit Union Administration

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014 (unaudited)

Assets
Investments in securities, at value	$428,370,767
Cash(a)	4,355,920
Receivables:
Capital shares sold	957,097
Interest	880,005
Investment securities sold	270,459
Margin due from broker on futures	31,028
Unrealized appreciation of forward currency exchange contracts	4,066

Total assets	434,869,342

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	1,345,885
Capital shares redeemed	352,426
Management fee	146,449
Dividends to shareholders	102,666
Distribution fee	29,513
Shareholder servicing fee	28,127
Registration fee payable	18,237
Transfer Agent fee	7,857
Accrued expenses	66,154
Unrealized depreciation of forward currency exchange contracts	307,986

Total liabilities	2,405,300

Net Assets	$432,464,042

Cost of investments	$428,927,832

Net Assets Consist of:
Capital stock, at par	$36,788
Additional paid-in capital	462,342,137
Distributions in excess of net investment income	(267,690)
Accumulated net realized loss on investment transactions	(28,855,909)
Net unrealized depreciation of:
Investments and futures transactions	(474,823)
Foreign currency denominated assets and liabilities	(316,461)

$432,464,042

(a)	An amount of $137,565 has been segregated to collateralize margin requirements for open futures outstanding at March 31, 2014.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Assets & Liabilities

Calculation of Maximum Offering Price
Short Duration Plus Class Shares
Net Assets	$354,960,701
Shares of capital stock outstanding	30,195,125

Net asset value and offering price per share	$11.76

Class A Shares
Net Assets	$58,567,601
Shares of capital stock outstanding	4,979,757

Net asset value and redemption price per share	$11.76
Sales charge—4.25% of public offering price	0.52

Maximum offering price	$12.28

Class B Shares
Net Assets	$1,443,976
Shares of capital stock outstanding	123,013

Net asset value and offering price per share	$11.74

Class C Shares
Net Assets	$17,491,764
Shares of capital stock outstanding	1,490,067

Net asset value and offering price per share	$11.74

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2014 (unaudited)

Investment Income
Income:
Interest		$2,504,320
Expenses:
Management fee (see Note 2A)	$999,473
Shareholder servicing fee (see Note 2B)	184,091
Custodian fee	75,253
Transfer Agent fee—Non-Retail Class	10,855
Transfer Agent fee—Class A	27,944
Transfer Agent fee—Class B	865
Transfer Agent fee—Class C	9,416
Distribution fees—Class A	84,449
Distribution fees—Class B	7,415
Distribution fees—Class C	91,227
Registration fees	38,049
Printing fees	21,154
Directors’ fees and expenses	10,955
Auditing and tax fees	10,042
Legal fees	4,998
Miscellaneous	15,768

Total expenses	1,591,954
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(54,253)

Net expenses		1,537,701

Net investment income		966,619

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(221,938)
Futures		(680,014)
Foreign currency transactions		154,509

Net realized loss on investment transactions		(747,443)

Net change in unrealized appreciation/ depreciation of:
Investments		1,551,205
Futures		713,465
Foreign currency denominated assets and liabilities		(302,980)

Net change in unrealized appreciation/depreciation of investments		1,961,690

Net realized and unrealized gain on investment transactions		1,214,247

Net Increase in Net Assets Resulting from Operations		$2,180,866

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$966,619	$1,810,018
Net realized gain (loss) on investment and foreign currency transactions	(747,443)	1,284,172
Net change in unrealized appreciation/depreciation of investments	1,961,690	(5,945,681)

Net increase (decrease) in net assets resulting from operations	2,180,866	(2,851,491)
Dividends to Shareholders:
Dividends from net investment income
Short Duration Plus Class	(1,394,864)	(4,334,296)
Class A	(117,270)	(284,460)
Class B	(1,845)	(7,030)
Class C	(23,952)	(84,103)

Total dividends to shareholders	(1,537,931)	(4,709,889)

Capital-Share Transactions:
Net proceeds from sales of shares	79,854,498	242,024,812
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,134,150	3,831,797

Total proceeds from shares sold	80,988,648	245,856,609
Cost of shares redeemed	(109,270,353)	(404,362,506)

Net decrease in net assets from capital-share transactions	(28,281,705)	(158,505,897)

Net decrease in net assets	(27,638,770)	(166,067,277)
Net Assets:
Beginning of period	460,102,812	626,170,089

End of period(a)	$432,464,042	$460,102,812

(a) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(267,690)	$303,622

See notes to financial statements.

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$99,179,684		$	– 0	–	$99,179,684
Commercial Mortgage-Backed Securities		– 0	–	78,910,332			2,768,519		81,678,851
Corporates – Investment Grades		– 0	–	77,050,879			– 0	–	77,050,879
Asset-Backed Securities		– 0	–	61,982,316			9,004,847	^	70,987,163
Mortgage Pass-Throughs		– 0	–	63,976,550			– 0	–	63,976,550
Collateralized Mortgage Obligations		– 0	–	17,913,231			2,548,290		20,461,521
Inflation-Linked Securities		– 0	–	9,783,388			– 0	–	9,783,388
Governments – Sovereign Agencies		– 0	–	3,421,301			– 0	–	3,421,301
Covered Bonds		– 0	–	1,831,430			– 0	–	1,831,430

Total Investments in Securities		– 0	–	414,049,111			14,321,656		428,370,767
Other Financial Instruments*:
Assets:
Futures		210,870		– 0	–		– 0	–	210,870	#
Forward Currency Exchange Contracts		– 0	–	4,066			– 0	–	4,066
Liabilities:
Futures		(128,628)		– 0	–		– 0	–	(128,628	)#
Forward Currency Exchange Contracts		– 0	–	(307,986)			– 0	–	(307,986)

Total++		$82,242		$413,745,191			$14,321,656		$428,149,089

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset- Backed Securities^		Collateralized Mortgage Obligations		Total

Balance as of 9/30/13	$2,871,907		$7,626,080		$2,796,210		$13,294,197
Accrued discounts/(premiums)	(5)		1,629		(653)		971
Realized gain (loss)	– 0	–	(15,002)		31,879		16,877
Change in unrealized appreciation/depreciation	53,376		(45,635)		9,997		17,738
Purchases	– 0	–	6,334,423		3,610,011		9,944,434
Sales	(156,759)		(4,896,648)		(3,899,154)		(8,952,561)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/14	$2,768,519		$9,004,847		$2,548,290		$14,321,656

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$53,376		$(55,828)		$9,997		$7,545

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/14			Valuation Technique	Unobservable Input	Range/ Weighted Average
Commercial Mortgage-Backed Securities		$2,768,519		Third Party Vendor	Evaluated Quotes	$ $	97.14 – $99.21/ 98.62
Asset-Backed Securities		$7,662,468		Third Party Vendor	Evaluated Quotes	$ $	90.47 – $102.10/ 98.74
		$1,342,379		Qualitative Assessment	Transaction Price		$90.46/N/A
	$	– 0	–	Qualitative Assessment			$0.00/N/A
Collateralized Mortgage Obligations		$2,548,290		Third Party Vendor	Evaluated Quotes	$ $	80.00 – $99.83/ 89.69

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of March 31, 2014, the Portfolio did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an investment management fee at an annual rate of 0.45% of the first $750 million and 0.40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,615 for the six months ended March 31, 2014.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective April 1, 2012, the Distributor voluntarily agreed to waive .55 of 1% to limit such fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. For the six months ended March 31, 2014, such waiver amounted to $54,253. For the period February 1, 2011 through March 31, 2012, the Distributor voluntarily waived .10 of 1% to limit such fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $18,867 and $961,706 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The Distributor has advised the Portfolio that it has retained front-end sales charges of $374 from sales of Class A shares and received $5, $34, and $473 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2014.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2014 amounted to $7,386, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2014, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$66,245,332	$61,934,957
U.S. government securities	55,873,210	40,738,619

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$1,768,187
Gross unrealized depreciation	(2,325,252)

Net unrealized appreciation	$(557,065)

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2014, the Portfolio held foreign-currency exchange contracts for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $304,450. If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, $304,450 would be required to be posted by the Portfolio.

At March 31, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Margin due from/owed to broker on futures	$210,870	*	Margin due from/owed to broker on futures	$128,628	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	4,066		Unrealized depreciation of forward currency exchange contracts	307,986

Total		$214,936			$436,614

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(680,014)	$713,465

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	6,524	(290,187)

Total		$(673,490)	$423,278

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

The following table represents the volume of the Portfolio’s derivative transactions during the six months ended March 31, 2013:

Futures:
Average original value of buy contracts	$116,373,912
Average original value of sale contracts	$59,938,822

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,857,150
Average principal amount of sale contracts	$6,483,478	(a)

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset			Collateral Received			Net Amount of Derivatives Assets
Citibank, NA	$78	$	– 0	–	$	– 0	–	$78
Exchange-Traded Goldman Sachs Co.*	31,028		– 0	–		– 0	–	31,028
JPMorgan Chase Bank	452		– 0	–		– 0	–	452
UBS AG	3,536		(3,536)			– 0	–	– 0	–

Total	$35,094		$(3,536)		$	– 0	–	$31,558

Counterparty	Derivative Liabilities Subject to MA	Derivative Available for Offset			Collateral Pledged			Net Amount of Derivatives Liabilities
BNP Paribas SA	$6,964	$	– 0	–	$	– 0	–	$6,964
UBS AG	301,022		(3,536)			– 0	–	297,486

Total	$307,986		$(3,536)		$	– 0	–	$304,450

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

C. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2014, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2014, the Portfolio had no transactions in reverse repurchase agreements.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$4,709,889	$5,042,813

Total distributions paid	$4,709,889	$5,042,813

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$359,236
Accumulated capital and other losses(a)	(28,691,000)
Unrealized appreciation/(depreciation)(b)	(2,158,634)

Total accumulated earnings/(deficit)(c)	$(30,490,398)

(a)	At September 30, 2013, the Portfolio deferred $10,407 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of partnership investments.

(c)

The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the Portfolio had a net capital loss carryforward of $28,680,593 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$6,491,604	n/a	2014
4,022,522	n/a	2015
920,045	n/a	2016
5,807,512	n/a	2017
1,960,592	n/a	2018
2,061,764	n/a	2019
3,818,836	$3,597,718	No expiration

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Notes to Financial Statements

be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Notes to Financial Statements

leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2014 and year ended September 30, 2013, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

Short Duration Plus Class Shares
Shares sold	4,298,088	18,371,317	$50,541,984	$217,335,513

Shares issued to shareholders on reinvestment of dividends	86,777	297,623	1,020,533	3,518,769

Shares redeemed	(7,850,965)	(31,199,174)	(92,320,891)	(369,053,219)

Net decrease	(3,466,100)	(12,530,234)	(40,758,374)	(148,198,937)

Beginning of period	33,661,225	46,191,459	421,965,364	570,164,301

End of period	30,195,125	33,661,225	$381,206,990	$421,965,364

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013

Class A Shares
Shares sold	2,206,244	1,330,182	$25,951,804	$15,712,139

Shares issued to shareholders on reinvestment of dividends	7,906	20,219	93,033	239,117

Shares converted from Class B	16,339	59,558	192,446	704,887

Shares redeemed	(1,065,575)	(2,043,798)	(12,543,475)	(24,184,834)

Net increase (decrease)	1,164,914	(633,839)	13,693,808	(7,528,691)

Beginning of period	3,814,843	4,448,682	48,732,982	56,261,673

End of period	4,979,757	3,814,843	$62,426,790	$48,732,982

Class B Shares
Shares sold	18,983	37,561	$223,161	$442,397

Shares issued to shareholders on reinvestment of dividends	128	516	1,508	6,092

Shares converted to Class A	(16,372)	(59,670)	(192,446)	(704,887)

Shares redeemed	(25,021)	(51,134)	(293,834)	(603,734)

Net decrease	(22,282)	(72,727)	(261,611)	(860,132)

Beginning of period	145,295	218,022	3,523,284	4,383,416

End of period	123,013	145,295	$3,261,673	$3,523,284

Class C Shares
Shares sold	250,783	664,702	$2,945,103	$7,829,876

Shares issued to shareholders on reinvestment of dividends	1,624	5,745	19,076	67,804

Shares redeemed	(333,698)	(832,488)	(3,919,707)	(9,815,817)

Net decrease	(81,291)	(162,041)	(955,528)	(1,918,137)

Beginning of period	1,571,358	1,733,399	20,033,636	21,951,773

End of period	1,490,067	1,571,358	$19,078,108	$20,033,636

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30,
		2013	2012	2011	2010		2009

Net asset value, beginning of period	$ 11.75	$ 11.91	$ 11.89	$ 11.92	$ 11.65		$ 11.46

Income From Investment Operations
Net investment income†	.01	.01	.02	.08	.16		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(.10)	.07	(.01)	.30		.21

Total from investment operations	.03	(.09)	.09	.07	.46		.52

Less dividends:
Dividends from net investment income	(.02)	(.07)	(.07)	(.10)	(.19)		(.33)

Net asset value, end of period	$ 11.76	$ 11.75	$ 11.91	$ 11.89	$ 11.92		$ 11.65

Total return(a)	.29%	(.76)%	.72%	.63%	3.95	%**	4.61%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$58,568	$44,806	$52,991	$67,806	$65,233		$53,643
Average net assets (000 omitted)	$56,454	$47,682	$56,893	$64,792	$59,630		$44,395
Ratio to average net assets of:
Expenses	.97%*	.94%	.94%	.92%	.94	%+	.99%
Net investment income	.17%*	.06%	.16%	.67%	1.35	%+	2.72%
Portfolio turnover rate***	24%	120%	134%	99%	107%		176%

See footnote summary on page 50.

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45

Income From Investment Operations
Net investment income (loss)†	(.00	)(b)(c)	(.02	)(b)	(.04	)(b)	(.00	)(b)(c)	.08		.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.03		(.11)		.07		(.01)		.30		.20

Total from investment operations	.03		(.13)		.03		(.01)		.38		.43

Less: Dividends
Dividends from net investment income	(.01)		(.04)		(.03)		(.02)		(.10)		(.24)

Net asset value, end of period	$ 11.74		$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Total Return(a)	.30%		(1.09)%		.23%		(.05)%		3.27	%**	3.86%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,444		$1,703		$2,592		$4,559		$6,538		$8,913
Average net assets (000 omitted)	$1,487		$2,071		$3,567		$5,443		$7,381		$10,523
Ratio to average net assets of:
Expenses	1.14	%*	1.20%		1.45%		1.60%		1.69	%+	1.72%
Expenses, before waivers/reimbursements	1.69	%*	1.75%		1.78%		1.66%		1.69	%+	1.72%
Net investment income (loss)	(.01	)%(b)*	(.20	)%(b)	(.34	)%(b)	(.01	)%(b)	.72	%+	2.02%
Portfolio turnover rate***	24%		120%		134%		99%		107%		176%

See footnote summary on page 50.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64		$ 11.45

Income From Investment Operations
Net investment income (loss)†	.00	(b)(c)	(.01	)(b)	(.03	)(b)	.00	(b)(c)	.08		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.04		(.11)		.06		(.00	)(c)	.30		.20

Total from investment operations	.04		(.12)		.03		(.00	)(c)	.38		.44

Less: Dividends
Dividends from net investment income	(.02)		(.05)		(.03)		(.03)		(.10)		(.25)

Net asset value, end of period	$ 11.74		$ 11.72		$ 11.89		$ 11.89		$ 11.92		$ 11.64

Total Return(a)	.30%		(1.01	) %	.25%		(.02	) %	3.31	%**	3.88%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$17,492		$18,421		$20,608		$24,840		$27,105		$25,193
Average net assets (000 omitted)	$18,295		$19,599		$22,617		$25,340		$26,317		$24,703
Ratio to average net assets of:
Expenses	1.13	%*	1.11%		1.38%		1.57%		1.65	%+	1.70%
Expenses, before waivers/reimbursements	1.68	%*	1.66%		1.72%		1.63%		1.65	%+	1.70%
Net investment income (loss)	.01	%(b)*	(.11	)%(b)	(.27	)%(b)	.02	%(b)	.66	%+	2.04%
Portfolio turnover rate***	24%		120%		134%		99%		107%		176%

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2010 by 0.01%.

***	The Portfolio accounts for dollar roll transactions as purchases and sales.

†	Based on average shares outstanding.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Net of fees and expenses waived by Distributor.

(c)	Amount is less than .005.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Board of Directors

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24, 2013. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 6, 2013, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2013 certain information relating to the profitability of the Adviser in 2012 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2013. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 19, 2013, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 19, 2013, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 19, 2013 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 8, 2013. The Independent Directors held a telephonic meeting on October 15, 2013 to discuss the contract renewal materials and supplemental materials. On October 23, 2013, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 24, 2013, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 24, 2013 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Board’s Consideration of Investment Management Arrangement

of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2013 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2013. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2011 and 2012, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2013 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

Board’s Consideration of Investment Management Arrangement

difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2013 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	57

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

58	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

[1]	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

[2]

Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	59

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

[3]	Jones v. Harris at 1427.

[4]	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

60	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

Emerging Markets Portfolio	First $1 billion	1.175
	Next $1 billion	1.050
	Next $1 billion	1.000
	Next $3 billion	0.900
	On the balance	0.850
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio

Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	61

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

[5]	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

[6]	Annualized.

62	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio
Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	63

may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

[7]

The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

[8]

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

64	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

[9]

The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	65

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have

[10]	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

66	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	67

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) - Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

[11]	It should be noted that SCB II’s fund expenses are capped at 0.45%.

68	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A /B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory

[12]	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

[13]	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

[14]	The ITM fund is privately placed or institutional.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	69

fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

70	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

[15]

The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

[16]

The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

[17]

Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

[18]	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

[19]	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	71

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16

Short Duration Plus Portfolio	0.450	0.440	9/16

Intermediate Duration Portfolio	0.449	0.459	8/17

Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9

Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12

Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9

California Municipal Portfolio[21]	0.497	0.479	10/14

Diversified Municipal Portfolio	0.435	0.430	10/16

New York Municipal Portfolio[21]	0.480	0.472	10/15
Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132

International Portfolio	1.160	1.269	3/14	1.240	50/132

[20]

On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

[21]	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

[22]	The total expense ratios are for the most recently completed fiscal year Private Client Class.

72	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274

U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44

Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145

Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343

Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16

Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59

Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16

California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228

Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117

New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

[23]	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	73

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

[24]	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

74	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio		$139
International Portfolio		$238
Short Duration Plus Portfolio		$3,881
California Municipal Portfolio	$	– 0	–
Diversified Municipal Portfolio	$	– 0	–
New York Municipal Portfolio		$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$	– 0	–
International Portfolio	$61,549		$1,507
Short Duration Plus Portfolio	$452,043		$4,152
California Municipal Portfolio	$490,944		$859
Diversified Municipal Portfolio	$3,366,085		$110,792
New York Municipal Portfolio	$1,402,236		$26,746

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	75

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes

[25]

The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

[26]	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

76	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

[27]	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

[28]

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

[29]

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

[30]

There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	77

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	24.34	24.59	23.32	7/12	116/248
3 year	5.95	10.02	9.14	12/12	193/206
5 year	-2.79	4.28	1.86	10/10	172/173
10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]
1 year	24.14	24.49	23.32	8/14	117/248
3 year	5.94	9.17	9.14	13/14	193/206
5 year	-2.96	2.37	1.86	11/11	172/173
10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio
1 year	4.65	6.35	5.43	12/17	261/455
3 year	-0.31	3.89	2.74	14/16	223/283
5 year	-0.46	2.65	1.38	15/15	161/203
10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio
1 year	-0.14	0.32	0.34	14/16	52/58
3 year	0.93	1.44	1.35	13/16	42/55
5 year	2.12	2.45	2.87	11/15	36/49
10 year	2.82	3.02	3.25	11/13	35/42

[31]	The gross performance returns are for the Private Client class shares of the Portfolios.

[32]	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

[33]

Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

[34]

As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

78	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Short Duration Plus Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.20	1.86	1.59	16/16	197/210
3 year	1.22	2.72	2.57	15/15	162/174
5 year	2.53	4.13	3.71	13/14	120/140
10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.16	0.49	-0.14	17/17	402/498
3 year	3.99	4.69	4.49	16/16	343/448
5 year	6.66	7.16	6.73	9/14	196/373
10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.45	0.45	0.46	4/7	11/15
3 year	1.13	3.11	1.98	7/7	10/14
5 year	2.02	4.19	3.70	6/6	9/13
10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.46	0.71	0.70	9/12	57/72
3 year	1.42	1.77	1.68	10/12	46/68
5 year	2.17	2.47	2.59	7/9	34/50
10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	0.76	0.50	-0.13	1/3	1/6
3 year	1.46	1.46	2.50	2/3	4/5
5 year	2.12	2.22	4.09	3/3	5/5
10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-1.00	-1.00	-0.89	2/3	21/29
3 year	3.03	4.12	3.94	3/3	26/28
5 year	4.30	4.87	4.81	3/3	24/24
10 year	4.11	4.81	4.33	3/3	18/23

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	79

Diversified Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-0.66	-0.83	-1.08	5/16	33/138
3 year	2.98	3.91	3.70	15/15	111/117
5 year	4.25	5.15	5.07	15/15	82/91
10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-0.70	-0.74	-1.23	1/3	3/21
3 year	2.88	3.35	3.42	3/3	19/20
5 year	4.23	4.77	4.78	3/3	15/18
10 year	4.14	4.39	4.42	3/3	15/16

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

[35]	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

[36]	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

[37]	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

80	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	81

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

82	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

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Large Cap Growth Fund

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Equity Income Fund

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Fixed Income (continued)

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Closed-End Funds

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0314

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 16, 2014

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2014 Semi-Annual Report for the AllianceBernstein Intermediate Municipal Portfolios: Intermediate California, Intermediate Diversified and Intermediate New York* (each a “Portfolio”, and collectively, the “Portfolios”). The Semi-Annual report covers the six-month period ended March 31, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios’ holdings as of the period end.

Global developed-market stock performance was strong for the 12-month period ended March 31, 2014. Driving these results were continuing central-bank accommodation, brighter economic signals, and improved investor sentiment about most risk assets—at least until the final quarter of the period. Emerging-market stocks, however, were an outlier, posting modestly negative returns. Their results reflected slower-growing economies and a dose of geopolitical turmoil, including the Ukraine-Russia confrontation at the end of the period.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, though most yields moved up in an uneven pattern. Indeed, the yields for several maturities and credit ratings turned sharply downward in the first quarter of 2014. With yields still low by historical standards and most economic signs pointing to continued recovery, we believe that rates are poised to resume rising—at a slow, measured pace—in the period ahead, and we have assembled our Portfolios accordingly. While our research on both stocks and bonds is bottom-up, company-by-company and security-by-security, we hope to take advantage of what we see as a general economic tailwind.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolios may invest more than 25% of their net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest more than 25% of their total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays 5-Year General Obligation (“GO”) Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Puerto Rico or placed them on a “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality, and performance of the Portfolios could be adversely affected.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California and Intermediate New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to more liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that all of the Portfolios’ income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolios by increasing taxes on that income. In such event, the Portfolios’ net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of shares of the Portfolio as investors anticipate adverse effects on the Portfolios or seeks higher yields to offset the potential loss of the tax deduction. As a result, the Portfolios would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolios’ yield.

Lower-Rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Disclosures and Risks

HISTORICAL PERFORMANCE

THE PORTFOLIOS VS. THEIR BENCHMARKS (unaudited)

PERIODS ENDED MARCH 31, 2014

	NAV Returns
	6 Months	12 Months
Alliance Bernstein Intermediate California Municipal Portfolio
Class A	1.63%	-0.52%

Class B*	1.24%	-1.32%

Class C	1.21%	-1.28%

Barclays 5-Year GO Municipal Bond Index	1.74%	0.86%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.73%	-0.16%

	NAV Returns
	6 Months	12 Months
Alliance Bernstein Intermediate Diversified Municipal Portfolio
Class A	1.31%	-0.43%

Class B*	0.89%	-1.12%

Class C	0.96%	-1.11%

Barclays 5-Year GO Municipal Bond Index	1.74%	0.86%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.73%	-0.16%

	NAV Returns
	6 Months	12 Months
Alliance Bernstein Intermediate New York Municipal Portfolio
Class A	1.18%	-0.97%

Class B*	0.83%	-1.59%

Class C	0.83%	-1.59%

Barclays 5-Year GO Municipal Bond Index	1.74%	0.86%

Lipper Short & Intermediate Term Blended Municipal Debt Funds Average	1.73%	-0.16%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note 1 for additional information.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.75%	1.33%
1 Year	-0.52%	-3.53%
5 Years	3.41%	2.78%
10 Years	2.96%	2.64%

Class B Shares			-0.05%	-0.09%
1 Year	-1.32%	-4.24%
5 Years	2.66%	2.66%
10 Years(a)	2.52%	2.52%

Class C Shares			0.07%	0.12%
1 Year	-1.28%	-2.25%
5 Years	2.68%	2.68%
10 Years	2.24%	2.24%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.53%
5 Years		2.78%
10 Years		2.64%

Class B Shares
1 Year		-4.24%
5 Years		2.66%
10 Years(a)		2.52%

Class C Shares
1 Year		-2.25%
5 Years		2.68%
10 Years		2.24%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.87%, 1.58% and 1.56% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.79%	1.22%
1 Year	-0.43%	-3.43%
5 Years	3.26%	2.63%
10 Years	2.96%	2.65%

Class B Shares			0.09%	0.14%
1 Year	-1.12%	-4.04%
5 Years	2.52%	2.52%
10 Years(a)	2.54%	2.54%

Class C Shares			0.12%	0.18%
1 Year	-1.11%	-2.08%
5 Years	2.54%	2.54%
10 Years	2.25%	2.25%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.43%
5 Years		2.63%
10 Years		2.65%

Class B Shares
1 Year		-4.04%
5 Years		2.52%
10 Years(a)		2.54%

Class C Shares
1 Year		-2.08%
5 Years		2.54%
10 Years		2.25%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.78%, 1.49% and 1.48% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*	Taxable Equivalent Yields†

Class A Shares			0.93%	1.57%
1 Year	-0.97%	-3.94%
5 Years	3.22%	2.59%
10 Years	2.89%	2.58%

Class B Shares			0.25%	0.42%
1 Year	-1.59%	-4.50%
5 Years	2.49%	2.49%
10 Years(a)	2.47%	2.47%

Class C Shares			0.26%	0.44%
1 Year	-1.59%	-2.56%
5 Years	2.50%	2.50%
10 Years	2.18%	2.18%

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
		SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year		-3.94%
5 Years		2.59%
10 Years		2.58%

Class B Shares
1 Year		-4.50%
5 Years		2.49%
10 Years(a)		2.47%

Class C Shares
1 Year		-2.56%
5 Years		2.50%
10 Years		2.18%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

See Disclosures, Risks and Note about Historical Performance on pages 3-6.

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal Portfolio

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,016.30	$4.37	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class B
Actual	$1,000	$1,012.40	$8.23	1.64%
Hypothetical**	$1,000	$1,016.75	$8.25	1.64%
Class C
Actual	$1,000	$1,012.10	$7.88	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,013.10	$4.02	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%
Class B
Actual	$1,000	$1,008.90	$7.61	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class C
Actual	$1,000	$1,009.60	$7.52	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%

Intermediate New York Municipal Portfolio

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.80	$4.31	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class B
Actual	$1,000	$1,008.30	$7.81	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Class C
Actual	$1,000	$1,008.30	$7.81	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
*	Expenses are equal to each classes’ annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Expense Example

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,061.5

*	All data are as of March 31, 2014. The portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,904.9

*	All data are as of March 31, 2014. The portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

**	“Other” represents less than 2.1% in 22 different states.

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,648.3

*	All data are as of March 31, 2014. The portfolio’s quality rating and state breakdowns are expressed as a percentage of the portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

**	“Other” represents less than 0.2% in 8 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.0%
Long-Term Municipal Bonds – 94.5%
California – 81.4%
Bay Area Toll Auth CA 5.00%, 4/01/22-4/01/25	$28,820	$33,516,366
Series 2006F 5.00%, 4/01/16 (Pre-refunded/ETM)	5,250	5,734,785
5.00%, 4/01/16	3,630	3,965,957
Series 2007F 5.00%, 4/01/16	3,570	3,900,404
Bay Area Wtr Supply & Consv Agy CA
Series 2013A 5.00%, 10/01/25	4,710	5,475,987
California Dept Wtr Res Cen Vy
Series 2013AM 5.00%, 12/01/14	3,000	3,096,930
Series 2014A 5.00%, 12/01/27	5,690	6,745,893
NATL 5.00%, 12/01/14 (Pre-refunded/ETM)	380	392,251
NATL Series 2005AH 5.00%, 12/01/14 (Pre-refunded/ETM)	60	61,955
California Dept Wtr Res Pwr
Series 2008H 5.00%, 5/01/17	1,455	1,644,208
Series 2008K 5.00%, 5/01/18	23,145	26,804,919
Series 2010L 5.00%, 5/01/15-5/01/20	20,205	23,206,177
AGM Series 2008H 5.00%, 5/01/17	21,050	23,787,342
California Econ Recovery (California Econ Rec Spl Tax)
Series 2004A 5.25%, 7/01/14	2,820	2,855,476
Series 2009A 5.00%, 7/01/18-7/01/20	33,120	38,912,450
NATL Series 2004A 5.00%, 7/01/15	4,460	4,513,074
California GO 4.00%, 12/01/26	21,565	23,098,271
5.00%, 10/01/20-12/01/28	33,870	39,877,326
California Infra & Eco Dev Bk (Broad Collection)
Series 2011A 5.00%, 6/01/21	20,650	24,702,769

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.07%, 11/01/26(a)	$6,000	$6,000,000
California Poll Cntl Fin Auth (Poseidon Resources LP) 5.00%, 7/01/27(b)	4,000	4,158,560
California Pub Wks Brd Series 2009E 5.00%, 4/01/19 (Pre-refunded/ETM)	12,775	15,114,742
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	1,545	1,862,930
NATL Series 2007B 5.00%, 6/01/15 (Pre-refunded/ETM)	3,030	3,202,256
NATL Series 2007C 5.00%, 9/01/16 (Pre-refunded/ETM)	1,575	1,751,085
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series 1993A 5.00%, 12/01/19	2,630	2,909,779
California Pub Wks Brd (CA Lease State Univ Sys) NATL Series 2006A 5.00%, 10/01/14	3,740	3,829,423
California Pub Wks Brd (California Pub Wks Brd Lease) 4.00%, 6/01/16	3,310	3,556,463
Series 2014A 5.00%, 9/01/30(c)	11,220	12,277,485
California Spl Dist Assn Fin Corp. COP AGM Series 1996Z 5.50%, 8/01/17 (Pre-refunded/ETM)	315	337,475
California State Univ Series 2010A 5.00%, 11/01/24	1,490	1,668,457
Series 2011A 5.25%, 11/01/26	5,500	6,325,055
Series 2012A 5.00%, 11/01/26	10,930	12,465,774
AMBAC Series 2005B 5.00%, 11/01/14	3,575	3,675,315
California Statewide CDA (Kaiser Permanente) Series 2012C 5.00%, 11/01/29	2,630	2,965,141

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012E-1 5.00%, 4/01/44	$1,000	$1,126,780
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/20-4/01/22	2,000	2,301,850
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	1,965	1,960,205
Chaffey CA Cmnty Clg Dist NATL 5.00%, 6/01/15 (Pre-refunded/ETM)	1,090	1,151,302
Chaffey CCD CA GO NATL 5.00%, 6/01/25	350	363,132
Coati-Rohnert Pk USD CA GO NATL 5.00%, 8/01/20	2,020	2,104,658
Contra Costa CA Wtr Dist Series 2013R 5.00%, 10/01/16	1,570	1,747,410
Contra Costa Cnty CA Wtr Dist (Contra Costa CA Wtr Dist) Series 2012Q 5.00%, 10/01/20	5,315	6,310,074
Grossmont-Cuyamaca CCD CA GO AGC 5.25%, 8/01/17	1,150	1,314,439
Industry CA GO 5.00%, 7/01/17	3,655	4,118,015
Inland Valley CA Dev Agy Series 2009A 5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,320,000
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/23	4,025	4,491,779
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,339,050
Series 2010B 5.00%, 5/15/21	6,500	7,580,625
Long Beach CA USD GO Series 2009A 5.00%, 8/01/15-8/01/18	17,695	19,888,842
Series 2010A 5.00%, 8/01/25	1,000	1,147,340

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/23	$5,000	$5,781,500
Series 2008A 5.50%, 5/15/14-5/15/17	14,870	16,390,130
Series 2009A 5.25%, 5/15/23-5/15/24	15,955	18,412,989
Series 2010A 5.00%, 5/15/23-5/15/25	25,915	29,704,617
Los Angeles CA Dept W&P Pwr 4.00%, 7/01/16	10,000	10,822,300
Series 2012C 4.00%, 1/01/16	1,000	1,054,820
5.00%, 1/01/16	8,150	8,718,218
Series 2013A 5.00%, 7/01/21	1,505	1,800,191
Los Angeles CA Dept W&P Wtr Series 2012C 5.00%, 7/01/23	1,540	1,832,754
Los Angeles CA Harbor Dept Series 2011B 5.00%, 8/01/23	2,500	2,879,875
Los Angeles CA USD GO FGIC Series 2005 A-1 5.00%, 7/01/20-7/01/22	13,485	14,242,543
NATL Series 2005 A-2 5.00%, 7/01/20	11,000	11,614,680
Los Angeles CA Wstwtr Sys Series 2012A 5.00%, 6/01/19	4,065	4,791,090
Series 2012C 5.00%, 6/01/23	2,765	3,258,940
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,292,320
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/15	10,770	11,534,347
Mammoth CA USD GO NATL Zero Coupon, 8/01/21-8/01/22	2,100	1,616,959
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	8,616,044
Series 1993A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,840,906
5.75%, 7/01/21	2,045	2,385,390

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25-7/01/27	$3,980	$4,529,440
Orange Cnty CA Santn COP Series 2009A 5.00%, 2/01/18-2/01/20	11,045	12,722,208
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,189,580
Port of Oakland CA Series 2012P 5.00%, 5/01/22-5/01/25	16,945	18,924,045
NATL Series 2007C 5.00%, 11/01/18	1,900	2,132,199
Riverside CA Elec Series 2013A 5.00%, 10/01/15	2,425	2,595,575
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	2,000	2,255,640
Sacramento CA Mun Util Dist Series 2012Y 5.00%, 8/15/25	4,555	5,228,138
Series 2013C 5.00%, 8/15/14-8/15/16	8,060	8,664,763
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,509,472
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,437,683
Sacramento Regl Transit Dist CA 5.00%, 3/01/24	1,000	1,103,560
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 5.00%, 5/15/18-5/15/21	35,520	41,304,974
San Diego CA USD GO NATL Series 2004D 5.50%, 7/01/19	10,140	12,121,457
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,078,500
San Diego Cnty CA Wtr Auth AGM Series 2008A-COPS 5.00%, 5/01/19-5/01/24	7,655	8,551,244

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.25%, 5/01/18	$4,655	$5,344,918
Series 2009C-2 5.00%, 5/01/15-5/01/16	26,210	28,050,806
Series 2011C 5.00%, 5/01/21	3,900	4,485,156
Series 2011S 5.00%, 5/01/25	3,000	3,361,710
AGC Series 2008-34E 5.00%, 5/01/16	1,345	1,462,620
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,385	2,522,424
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,251,000
Series 2011A 5.00%, 11/01/25	11,320	13,084,788
Series 2013B 5.00%, 10/01/25	4,000	4,638,200
San Francisco City/Cnty CA Redev CFD #6 (Mission Bay South Public Imp) 5.00%, 8/01/19-8/01/24	3,855	4,176,493
San Ramon Vly USD CA GO AGM 5.25%, 8/01/14 (Pre-refunded/ETM)	1,000	1,016,870
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NATL 5.375%, 9/01/17	560	560,599
Santa Rosa CA HSD GO 4.00%, 8/01/16	1,740	1,873,597
5.00%, 8/01/17	4,255	4,791,258
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,520	6,360,827
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,650,000
Series 2010-1 5.00%, 7/01/25	8,235	9,348,866
Series 2014A 5.00%, 7/01/30	1,000	1,141,100
Univ of California Series 2009Q 5.25%, 5/15/22	3,510	3,981,990
Series 2010U 5.00%, 5/15/24	4,215	4,871,191

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012G 5.00%, 5/15/25	$10,000	$11,532,200
AGM Series 2007J 5.00%, 5/15/15 (Pre-refunded/ETM)	395	420,402
5.00%, 5/15/16	5,935	6,313,178
West Contra Costa CA USD (West Contra Costa CA USD GO) Series 2013A 4.00%, 8/01/14-8/01/15	12,285	12,608,259
Series 2013B 4.00%, 8/01/15	4,000	4,198,720

		863,644,244

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	110	110,012

Colorado – 0.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	1,700	2,028,100
Denver CO Urban Renewal Auth (Stapleton) Series 2013A 5.00%, 12/01/20	1,625	1,822,974

		3,851,074

Florida – 3.9%
Broward Cnty FL Sch Brd COP Series 2011A 5.00%, 7/01/18	2,000	2,261,220
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	13,160	14,638,131
Dupree Lakes CDD FL 6.83%, 11/01/15	65	64,761
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,080	18,562,967
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,477,448
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,234,139

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miami-Dade Cnty FL Expressway Series 2013A 5.00%, 7/01/21	$1,280	$1,468,851
New River CDD FL 5.75%, 5/01/38(d)(e)	605	266,200
Series 2006B 5.00%, 5/01/13(d)(f)	405	4
Series 2010A1 5.75%, 5/01/38(d)	235	189,022
Series 2010B-2 5.00%, 5/01/18(d)	475	209,000
Series 2010B1 5.00%, 5/01/15(d)	220	215,585
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(d)(g)(h)	155	72,277

		41,659,605

Guam – 0.2%
Guam Wtrworks Auth 5.50%, 7/01/16	1,500	1,573,665

Illinois – 1.3%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	3,785,659
Cook Cnty IL GO Series 2012C 5.00%, 11/15/25	3,955	4,361,930
Illinois GO 5.00%, 8/01/18	5,000	5,681,050

		13,828,639

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(d)(g)(h)	3,200	– 0	–

New Jersey – 2.8%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19-6/15/20	25,930	30,002,239

North Carolina – 0.2%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/16	2,375	2,557,353

Ohio – 0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(d)(g)	304	121,600

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 2.7%
Puerto Rico Elec Pwr Auth Series 2007TT 5.00%, 7/01/21	$3,850	$2,714,596
Series 2007V V 5.50%, 7/01/20	3,065	2,199,628
Series 2010DDD 5.00%, 7/01/22	10,190	7,182,116
Puerto Rico GO Series 2007A 5.50%, 7/01/18	2,650	2,359,984
Series 2012A 5.00%, 7/01/20	1,850	1,537,017
NATL Series 2001A 5.50%, 7/01/19	5,470	5,474,431
Puerto Rico Govt Dev Bank NATL Series 2009 4.75%, 12/01/15	5,535	5,533,782
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2009P 6.00%, 7/01/20	1,415	1,208,665

		28,210,219

Texas – 1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,300,124
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,764,248

		13,064,372

Washington – 0.4%
Tobacco Settlement Auth WA 5.00%, 6/01/15	1,000	1,053,470
Washington St HFC (Rockwood Retirement Communities) 5.125%, 1/01/20(b)	2,925	2,920,496

		3,973,966

Total Long-Term Municipal Bonds (cost $970,458,478)		1,002,596,988

Short-Term Municipal Notes – 1.5%
California – 1.5%
California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.07%, 11/01/26(i) (cost $16,400,000)	16,400	16,400,000

Total Municipal Obligations (cost $986,858,478)		1,018,996,988

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 3.2%
Financial Institutions – 3.0%
Banking – 3.0%
American Express Credit Corp. 1.75%, 6/12/15	$5,914	$5,996,033
Bank of America NA 1.125%, 11/14/16	10,000	9,973,030
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,550,090
2.15%, 3/23/15	2,000	2,030,084
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,425,664
Morgan Stanley 1.75%, 2/25/16	5,788	5,862,677

		31,837,578

Industrial – 0.2%
Consumer Cyclical-Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,475	2,632,856

Total Corporates - Investment Grades (cost $34,159,733)		34,470,434

SHORT-TERM INVESTMENTS – 0.6%
Time Deposit – 0.6%
State Street Time Deposit 0.01%, 4/01/14 (cost $5,840,877)	5,841	5,840,877

Total Investments – 99.8% (cost $1,026,859,088)		1,059,308,299
Other assets less liabilities – 0.2%		2,234,510

Net Assets – 100.0%		$1,061,542,809

(a)	Variable rate coupon, rate shown as of March 31, 2014.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $7,079,056 or 0.7% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Illiquid security.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Non-income producing security.

(g)	Security is in default and is non-income producing.

(h)	Fair valued by the Adviser.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

(i)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2014, the Fund held 11.7% of net assets in insured bonds (of this amount 6.7% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
HFC	– Housing Finance Corporation
HSD	– High School District
IDA	– Industrial Development Authority/Agency
MTA	– Metropolitan Transportation Authority
NATL	– National Interstate Corporation
USD	– Unified School District

See notes to financial statements.

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 87.9%
Long-Term Municipal Bonds – 87.9%
Alabama – 2.1%
Alabama Fed Hwy Fin Auth (Alabama Federal Highway Grant) 5.00%, 9/01/24	$18,230	$20,762,330
Alabama Pub Sch & Clg Auth Series 2009A 5.00%, 5/01/17	34,415	38,722,037
Series 2009B 5.00%, 5/01/16-5/01/17	33,390	36,900,738
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,120,144
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,278,571

		123,783,820

Arizona – 1.6%
Arizona Brd of Regents (Univ of Arizona COP) Series 2012C 5.00%, 6/01/25	2,365	2,632,600
Arizona School Fac Brd COP NATL Series 2005A-1 5.00%, 9/01/15	1,765	1,878,613
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	17,810,195
Arizona Trnsp Brd Hwy 5.00%, 7/01/15	8,480	8,985,663
Series 2011A 5.00%, 7/01/24-7/01/25	17,210	19,994,671
Phoenix AZ Civic Impt Corp. AMBAC 5.00%, 7/01/14 (Pre-refunded/ETM)	5,000	5,059,250
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/20-7/01/21	7,225	8,218,185
Series 2010C 5.00%, 7/01/23-7/01/25	19,665	21,905,870
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NATL 5.00%, 7/01/14	5,000	5,059,850
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	1,460	1,497,288

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	$330	$330,036
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,607,048

		94,979,269

California – 7.3%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,935	234,654,024
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19-7/01/20	22,440	26,495,185
5.25%, 7/01/21	2,735	3,241,249
California GO 5.00%, 8/01/14-11/01/25	77,165	86,034,912
Series 2008 5.00%, 4/01/18	5,000	5,747,300
Series 2009 5.25%, 10/01/20	5,085	5,993,028
Fremont CA USD GO AGM Series 2005B 5.00%, 8/01/15 (Pre-refunded/ETM)	1,000	1,064,310
Fresno CA USD GO NATL Series 2002A 6.00%, 2/01/20	3,255	3,889,269
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	28,285,837
Sacramento CA Fin Auth (Sacramento CA Lease) Series 1993B 5.40%, 11/01/20	1,000	1,127,820
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.25%, 5/01/22-5/01/23	10,380	12,068,938
Series 2011C 5.00%, 5/01/22	5,795	6,580,396
NATL Series 2006-32F 5.25%, 5/01/18	3,700	4,309,020
Vernon CA Elec Sys Series 2009A 5.25%, 8/01/14	12,160	12,353,344

		431,844,632

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 1.4%
Broomfield CO COP 5.00%, 12/01/16-12/01/20	$13,735	$15,386,323
Colorado DOT NATL Series 2002B 5.50%, 6/15/14	6,855	6,930,200
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,089,402
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/21-11/15/23	19,685	22,306,138
Series 2011A 5.50%, 11/15/19	2,290	2,709,757
Series 2011B 4.00%, 11/15/14	6,640	6,794,579
Series 2012A 5.00%, 11/15/22-11/15/24	6,605	7,362,585
PV Wtr & San Met Dist CO Zero Coupon, 12/15/17(a)	13,168	5,523,713
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	3,044,804
5.25%, 1/15/24-7/15/24	7,745	8,273,286
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(a)	1,852	926,073

		83,346,860

Connecticut – 0.4%
Connecticut GO Series 2013A 5.00%, 10/15/21	3,370	3,978,150
Series 2014A 5.00%, 3/01/28	6,360	7,290,659
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) 5.00%, 1/01/22-1/01/24	8,575	10,007,736

		21,276,545

District of Columbia – 1.9%
District of Columbia GO Series 2013A 5.00%, 6/01/25-6/01/27	59,115	68,748,117
AGM Series 2007C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	5,835,220
District of Columbia Pers Income Tax Series 2012C 5.00%, 12/01/26	5,545	6,440,240

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	$1,635	$1,846,291
Metro Washington Arpt Auth VA Series 2008A 5.50%, 10/01/14-10/01/18	11,050	12,199,239
Series 2010F-1 5.00%, 10/01/20	11,905	13,709,798
NATL Series 2005A 5.25%, 10/01/15	1,715	1,837,742

		110,616,647

Florida – 6.6%
Broward Cnty FL Arpt Sys (Fort Lauderdale Hollywood Intl Arpt FL) Series 2012Q 5.00%, 10/01/23	5,000	5,716,750
Broward Cnty FL Sch Brd COP Series 2013A 5.00%, 7/01/21-7/01/22	15,275	17,420,471
NATL Series 2007A 5.00%, 7/01/14	2,800	2,832,256
Citizens Ppty Ins Corp. FL Series 2011A 5.00%, 6/01/20	6,530	7,520,993
Series 2012A 5.00%, 6/01/22	27,105	31,129,279
Series 2012A-1 5.00%, 6/01/19-6/01/21	23,835	27,399,237
NATL Series 2007A 5.00%, 3/01/15-3/01/16	88,440	95,091,146
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,338,100
Dupree Lakes CDD FL 6.83%, 11/01/15	50	49,816
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(a)(b)	985	532,787
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	130	131,867
Florida Brd of Ed GO (Florida GO) Series 2005A 5.00%, 1/01/16	5,000	5,226,400
Series 2013A 5.00%, 6/01/15	11,765	12,428,075
Series 2014A 5.00%, 6/01/22(c)	3,545	4,221,421

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) Series 2011B 5.00%, 7/01/20	$7,645	$8,867,971
Series 2012A 5.00%, 7/01/22	10,225	11,952,411
AMBAC Series 2007A 5.00%, 7/01/14-7/01/15	11,020	11,372,344
NATL Series 2007B 5.00%, 7/01/15	6,095	6,447,352
Florida GO 5.00%, 7/01/18-7/01/19	10,935	12,721,057
Series 2009B 5.00%, 7/01/17	3,245	3,683,951
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(a)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009B 5.00%, 4/01/14 (Pre-refunded/ETM)	5,780	5,780,000
Series 2009G 5.00%, 10/01/19	2,695	3,158,082
Lake Ashton II CDD FL Series 2006B 5.00%, 11/01/11(a)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,659,848
5.625%, 10/01/25	2,550	2,836,059
Live Oak CDD FL Series 2010 7.36%, 11/01/20	145	148,583
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	11,765	10,895,684
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,215,567
Miami-Dade Cnty FL SD GO NATL Series 1997 5.00%, 2/15/15	2,455	2,556,981
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	3,110	3,110,964
Orange Cnty FL Sch Brd COP Series 2014A 5.00%, 8/01/28-8/01/29(c)	46,355	51,276,758

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Overoaks CDD FL Series 2004B 5.125%, 5/01/09(a)(b)	$510	$	– 0	–
Series 2010A-1 6.125%, 5/01/35(a)	235		237,975
Series 2010A-2 6.125%, 5/01/35(a)	525		525,914
Series 2010B 5.125%, 5/01/17(a)	920		919,577
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	2,430		2,366,674
Reedy Creek FL ID GO Series 2013A 5.00%, 6/01/21	1,820		2,137,426
Sarasota County FL Sch Brd COP Series 2010B 5.00%, 7/01/18	2,350		2,671,363
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050		2,360,473
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895		4,414,359
Villages of Westport CDD FL Series 2005A 5.125%, 5/01/15(a)(b)	865		291,678

			390,958,449

Georgia – 2.5%
Athens-Clarke Cnty GA 4.00%, 12/01/16	1,410		1,537,929
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt) Series 2010C 5.00%, 1/01/18-1/01/19	9,260		10,642,770
5.25%, 1/01/20	6,500		7,560,280
5.50%, 1/01/21	7,500		8,837,250
5.75%, 1/01/22-1/01/23	20,000		23,794,590
5.875%, 1/01/24	2,925		3,468,231
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650		25,799,243
Georgia Mun Elec Auth Series 2010B 5.00%, 1/01/16-1/01/20	43,950		50,241,442
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/16-3/15/18	16,860		17,978,957

			149,860,692

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.0%
Guam GO Series 2009A 5.75%, 11/15/14	$890	$911,778

Hawaii – 0.4%
Honolulu HI Wstwtr Sys Series 2009A 5.00%, 7/01/21-7/01/22	6,900	7,933,999
Series 2010A 5.00%, 7/01/24	16,500	18,455,415

		26,389,414

Illinois – 3.4%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	840	826,333
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	2,605	2,612,372
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	5,200	5,500,040
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,277,450
Chicago IL Wstwtr Trnsmn NATL Series 2004B 5.25%, 1/01/15	4,225	4,374,227
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	5,078	1,472,620
Du Page Cnty IL GO 5.60%, 1/01/21	7,770	8,669,841
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	2,580	2,857,453
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NATL Series 1997B Zero Coupon, 1/01/19(d)	5,730	6,041,483
Illinois GO 5.00%, 7/01/19-7/01/20	12,055	13,705,010
Series 2006A 5.00%, 6/01/15	4,875	5,130,401
Series 2010 5.00%, 1/01/17-1/01/19	34,160	37,871,452
AGM 5.00%, 9/01/14 (Pre-refunded/ETM)	5,550	5,660,556
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,290,455

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois Toll Highway Auth Series 2014A 5.00%, 12/01/20-12/01/22	$33,375	$39,382,236
Matteson IL GO 8.00%, 12/01/29(e)	19,775	16,274,034
Metro Pier & Expo Auth IL Spl Tax Series 2012B 5.00%, 12/15/20-12/15/26	17,100	19,426,452
Regional Trnsp Auth IL Sales Tax NATL Series 1994C 7.75%, 6/01/20	1,005	1,172,805
NATL Series 2001B 5.50%, 6/01/17	1,025	1,166,778
NATL Series 2006A 5.00%, 7/01/16	5,285	5,791,409
Will & Kendall Cnty CSD #22 IL GO NATL Series 2007A 5.00%, 1/01/16	7,415	7,951,994

		198,455,401

Indiana – 0.1%
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NATL 5.60%, 11/01/16	6,560	7,150,334

Kansas – 0.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/14	2,765	2,825,609

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NATL Series 2007 5.00%, 9/01/16	5,000	5,524,550
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/26	8,490	9,635,386

		15,159,936

Louisiana – 1.4%
Coves of The Highland CDD LA 5.60%, 11/01/21(a)(b)	4,025	– 0	–
Lafayette LA Util 5.00%, 11/01/21-11/01/22	7,720	8,916,363

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(a)	$9,814	$3,827,460
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,920	22,823,762
Louisiana Citizens Ppty Ins Corp. AMBAC Series 2006B 5.25%, 6/01/14	1,770	1,783,505
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	6,611,669
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	18,197,156
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/16-3/01/17	7,785	8,572,508
Series 2009 5.00%, 3/01/18	1,575	1,787,468
New Orleans LA GO NATL 5.25%, 12/01/20	5,845	6,239,070
Orange Grove CDD LA 5.30%, 11/01/21(a)	1,695	339,000
Terrebonne Parish LA Wtrwks AMBAC Series 2003A 5.25%, 11/01/23	2,000	2,029,340

		81,127,301

Maryland – 0.1%
Anne Arundel Cnty MD GO 5.00%, 4/01/20	4,415	5,225,417

Massachusetts – 2.4%
Massachusetts GO Series 2013B 5.00%, 8/01/17-8/01/20	69,345	80,079,220
AGM Series 2006C 2.459%, 11/01/19(d)	1,815	1,874,042
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series 2008E-2 5.00%, 7/01/14-7/01/17	19,480	20,380,024
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series 1991N 6.25%, 4/01/20	2,820	3,544,655

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Sch Bldg Auth (Massachusetts Sch Sales Tax) Series 2012A 5.00%, 8/15/22-8/15/23	$10,680	$12,725,309
Massachusetts Spl Obl (Massachusetts Gas Tax) 5.00%, 6/15/20	1,040	1,231,703
Massachusetts Wtr Poll Abatmnt Series 1993B 5.25%, 8/01/14	20	20,337
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC Series 20052 5.00%, 11/01/18	18,795	20,094,674

		139,949,964

Michigan – 3.1%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/19-7/01/20	20,980	20,863,975
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009I 5.00%, 10/15/14-10/15/15	13,645	14,290,083
Michigan Finance Auth (Michigan Unemployment) Series 2012A 5.00%, 7/01/16	93,985	103,545,154
Series 2012B 5.00%, 7/01/22	10,105	11,075,585
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	11,636,400
Series 2009 5.00%, 11/01/23	1,510	1,695,337
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,603,950
Wayne State Univ MI Series 2009A 5.00%, 11/15/21-11/15/23	14,100	15,285,909

		183,996,393

Minnesota – 0.1%
Southern MN Muni Pwr Agy AMBAC Series 2002A 5.25%, 1/01/16	6,820	7,368,192

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/14 (Pre-refunded/ETM)	$1,955	$2,017,364
Springfield MO Pub Util 5.00%, 12/01/18-12/01/19	7,290	8,330,835

		10,348,199

Nevada – 2.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/24	9,175	10,377,476
Clark Cnty NV Arpt PFC (McCarran Airport) Series 2008A 5.00%, 7/01/14	2,055	2,079,455
5.25%, 7/01/17	16,695	18,743,310
Clark Cnty NV GO AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,166,993
5.00%, 11/01/16	16,010	17,726,432
AMBAC Series 1992A 6.50%, 6/01/17	1,760	2,038,942
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,390	9,609,990
AMBAC 5.00%, 7/01/14-7/01/16	26,560	27,607,794
Clark Cnty NV SD GO Series 2008A 5.00%, 6/15/21	5,000	5,603,400
Series 2013B 5.00%, 6/15/17	6,780	7,606,821
AGM Series 2005C 5.00%, 12/15/15 (Pre-refunded/ETM)	22,380	24,186,066
NATL Series 2005A 5.00%, 6/15/17	27,880	29,565,346
5.25%, 6/15/14	5,505	5,562,913
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	4,804,568
Series 2009B 5.00%, 5/01/14	1,790	1,797,214

		168,476,720

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey – 2.7%
Garden St Presv Trust NJ AGM Series 2005A 5.80%, 11/01/15 (Pre-refunded/ETM)	$2,325	$2,528,065
New Jersey COP (New Jersey COP Equip Purchase) Series 2008A 5.00%, 6/15/14	5,000	5,048,750
New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/15	2,325	2,424,789
New Jersey EDA (New Jersey Lease Trnsp Proj) Series 2008A 5.00%, 5/01/15-5/01/16	55,310	59,235,815
New Jersey EDA (NYNJ Link LLC) 5.00%, 1/01/22	1,075	1,184,274
5.50%, 1/01/26-1/01/27	2,000	2,203,540
New Jersey EDA (Rutgers NJ St Univ) 5.00%, 6/15/25-6/15/26	4,500	5,219,605
New Jersey GO Series 2013C 2.00%, 6/26/14	43,205	43,392,510
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NATL Series 2006A 5.00%, 6/15/14	6,220	6,280,894
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) NATL Series 2004B 5.25%, 12/15/14	14,605	15,126,983
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	14,770	17,334,220

		159,979,445

New Mexico – 0.1%
New Mexico Severance Tax Series 2010A 5.00%, 7/01/16	5,160	5,687,352

New York – 16.9%
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/16-11/15/28	25,550	28,402,274

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2012E 5.00%, 11/15/24	$6,055	$6,845,541
Series 2012F 5.00%, 11/15/22-11/15/26	55,610	62,577,176
Series 2012H 5.00%, 11/15/26	6,065	6,755,561
Series 2013B 5.00%, 11/15/26	9,505	10,693,410
Series 2014A 5.00%, 11/15/26-11/15/27	8,190	9,176,019
AGC Series 2003B 5.25%, 11/15/20	8,415	9,885,269
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/27	4,505	5,104,075
New York NY GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	1,490	1,555,068
5.00%, 3/01/17	865	901,071
Series 2007C 5.00%, 1/01/15-1/01/16	15,370	16,369,269
Series 2007D 5.00%, 2/01/15 (Pre-refunded/ETM)	6,025	6,266,663
5.00%, 2/01/15	2,775	2,886,056
Series 2007E 5.00%, 8/01/14-8/01/16	36,490	37,490,396
Series 2008B 5.00%, 9/01/15	10,000	10,670,100
Series 2008C 5.25%, 8/01/16	17,165	19,049,374
Series 2009C 5.00%, 8/01/17-8/01/22	18,190	20,746,573
Series 2010B 5.00%, 8/01/16-8/01/19	23,020	26,363,535
Series 2012A 5.00%, 10/01/16	10,090	11,206,156
Series 2012B 5.00%, 8/01/16	18,615	20,551,146
Series 2013B 5.00%, 8/01/19	34,575	40,324,131
Series 2013I 5.00%, 8/01/19	7,260	8,467,193
Series 2013J 5.00%, 8/01/16-8/01/20	19,535	22,602,284

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Trnsl Fin Auth Series 2011A 5.00%, 11/01/22-11/01/25	$34,430	$39,738,219
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	27,101,018
Series 2012A 5.00%, 8/01/25	12,345	14,151,938
Series 2012B 5.00%, 11/01/23-11/01/26	55,535	64,180,419
Series 2012E 5.00%, 11/01/21-11/01/22	22,135	26,165,281
New York St Dormitory Auth (New York St Lease Cuny) Series 2008A 5.00%, 7/01/15-7/01/16	24,900	26,970,382
Series 2008B 5.00%, 7/01/15	8,870	9,391,999
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/19-7/01/24	25,150	28,480,407
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009G 5.00%, 3/15/19-3/15/21	13,865	15,926,486
Series 2011E 5.00%, 8/15/21	3,880	4,574,559
Series 2012A 5.00%, 12/15/22	20,745	24,598,591
Series 2012B 5.00%, 3/15/21-3/15/22	54,800	64,558,644
Series 2013A 5.00%, 2/15/20	4,635	5,417,805
New York St Dormitory Auth (New York Univ) NATL Series 1998A 6.00%, 7/01/18	2,865	3,393,163
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	3,650	3,817,973
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	41,877,452
Series 2009 5.00%, 4/01/18	10,000	11,456,700

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	$4,210	$4,387,241
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2012A 5.00%, 4/01/23	17,940	20,791,204
NATL Series 2005B 5.00%, 4/01/16	44,040	47,103,422
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2013A 5.00%, 5/01/19	3,055	3,528,922
New York St UDC (New York St Pers Income Tax)
Series 2013C 5.00%, 3/15/16-3/15/26	71,295	81,537,976
Series 2013D 5.00%, 3/15/23	32,000	37,760,960
Port Authority of NY & NJ Series 20131 5.00%, 12/01/28	3,335	3,707,219

		995,506,320

North Carolina – 1.7%
North Carolina Eastern Mun Pwr Agy Series 1988A 6.00%, 1/01/22 (Pre-refunded/ETM)	1,720	2,188,614
Series 2008A 5.00%, 1/01/15	4,410	4,562,321
Series 2009B 5.00%, 1/01/17	1,020	1,128,701
Series 2012B 5.00%, 1/01/21	13,215	15,164,873
North Carolina Infra Fin Corp. COP AGM Series 2006A 5.00%, 2/01/15	10,000	10,400,200
North Carolina Mun Pwr Agy #1 Series 2008A 5.25%, 1/01/15-1/01/16	47,955	50,600,319
Series 2008C 5.25%, 1/01/15-1/01/17	12,720	13,731,106

		97,776,134

Ohio – 3.5%
Cincinnati OH Wtr Series 2007A 5.00%, 12/01/15	5,780	6,234,828

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cleveland OH Arpt Sys AMBAC Series 2006A 5.00%, 1/01/23	$3,145	$3,373,830
5.25%, 1/01/20	2,315	2,567,242
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(a)	502	200,800
Columbus OH GO Series 20131 5.00%, 7/01/16-7/01/20	9,165	10,479,188
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010F 5.00%, 12/01/19-12/01/24	93,725	105,007,549
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	67,990,489
Univ of Cincinnati OH Series 2010F 5.00%, 6/01/20-6/01/21	6,795	7,866,620
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,962,794

		206,683,340

Oklahoma – 0.1%
Mcgee Creek Auth OK Wtr NATL 6.00%, 1/01/23	3,680	4,100,587

Oregon – 0.6%
Oregon Dept of Admin Svc COP Series 2009D 5.00%, 11/01/21-11/01/23	18,535	21,009,882
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,547,889
Portland OR Swr Sys Series 2013A 5.00%, 8/01/22	8,685	10,264,975

		32,822,746

Pennsylvania – 4.3%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NATL 5.00%, 1/01/18	1,585	1,756,877

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008B 5.00%, 6/15/18	$8,200	$8,260,516
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	120	120,234
Central Bucks PA SD GO NATL 5.00%, 5/15/16	2,955	3,228,692
5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,243,058
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) Series 2012A 3.00%, 1/01/15	2,900	2,961,683
5.00%, 1/01/16-7/01/19	28,820	32,887,888
Pennsylvania GO Series 2010A 5.00%, 2/15/17	4,220	4,727,666
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series 2006A 5.00%, 6/01/14	5,440	5,480,202
Pennsylvania Turnpike Comm Series 2009B 5.00%, 6/01/15-6/01/20	54,525	60,773,716
Philadelphia PA Arpt (Philadelphia Intl Airport) Series 2010A 5.00%, 6/15/21	6,225	6,950,462
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	31,601,375
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,207,573
Philadelphia PA GO Series 2013A 5.00%, 7/15/19-7/15/21	4,495	5,184,397
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.63%, 4/26/14(f)	7,300	7,298,102
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	42,080,418
Series 2009 5.125%, 9/01/22	9,080	9,915,088
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	13,585,695

		253,263,642

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 1.7%
Puerto Rico Elec Pwr Auth Series 2010DDD 5.00%, 7/01/21	$23,970	$16,901,007
Series 2010ZZ 5.00%, 7/01/17	5,835	5,151,021
5.25%, 7/01/18	2,205	1,882,783
Puerto Rico GO Series 2012A 5.00%, 7/01/20	1,070	888,978
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.375%, 8/01/19 (Pre-refunded/ETM)	10,315	12,395,123
5.375%, 8/01/20	38,685	37,286,151
5.50%, 8/01/21	26,000	24,486,280

		98,991,343

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series 1993A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,459,205
AGM Series 1993A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,781,595
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	5,764,190
Rhode Island Higher Ed Svgs Tr (Rhode Island Dot Fed Hwy Grant) NATL Series 2009A 5.25%, 6/15/17	7,955	8,941,897

		23,946,887

South Carolina – 0.2%
Greenville Cnty SD SC Lease 5.00%, 12/01/14-12/01/15	11,850	12,461,105
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,428,924

		14,890,029

Tennessee – 0.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	2,115	2,360,552

Texas – 10.7%
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 5/01/14 (Pre-refunded/ETM)	1,000	1,176,870

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brownsville TX Indep Sch Dist Series 2013A 5.00%, 2/15/19	$4,000	$4,666,920
Camino Real Regl Mob Auth TX 5.00%, 8/15/14-2/15/21	50,230	52,728,091
Clear Creek TX ISD GO Series 2004A 5.00%, 2/15/16	1,280	1,389,888
Conroe TX Indep Sch Dist Series 2005A 5.00%, 2/15/15 (Pre-refunded/ETM)	1,575	1,641,418
5.00%, 2/15/16	4,685	4,878,397
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/14-11/01/15	8,915	9,448,653
Series 2012F 5.00%, 11/01/21-11/01/25	17,905	19,687,838
Dallas TX ISD GO 5.00%, 2/15/22	5,165	6,067,480
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,368,974
Grand Parkway Trnsp Corp. TX Series 2014A 3.00%, 12/15/16	168,095	178,231,129
Harris Cnty TX Fld Ctl Dist GO Series 2004A 5.25%, 10/01/14 (Pre-refunded/ETM)	7,175	7,357,604
Harris Cnty TX GO 5.25%, 10/01/14 (Pre-refunded/ETM)	14,000	14,354,433
Series 2010A 5.00%, 10/01/23-10/01/25	17,725	20,627,706
Houston TX Arpt Sys Series 2009A 5.00%, 7/01/21	2,090	2,332,127
Houston TX Util Sys Series 2014C 5.00%, 5/15/23-5/15/28(c)	24,850	28,989,970
Lower Colorado River Auth TX Series 2010B 5.00%, 5/15/22	15,455	17,353,801
AGM Series 1999A 5.875%, 5/15/16	2,325	2,334,742

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	$5,000	$5,720,700
5.25%, 9/01/25-9/01/26	35,940	41,265,590
Retama TX Dev Corp. 8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,080,213
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,363,164
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc. (The)) 5.25%, 8/01/15	1,880	1,970,766
San Antonio TX Elec & Gas 5.00%, 2/01/21	5,040	5,683,709
Series 2009D 5.00%, 2/01/20	47,315	54,568,863
San Antonio TX Wtr Series 2011A 5.00%, 5/15/23-5/15/26	21,200	24,401,046
Series 2013E 5.00%, 5/15/25	3,000	3,485,760
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	9,835,709
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,189,545
Texas A & M Univ Series 2009D 5.00%, 5/15/18	2,000	2,319,200
Texas GO 5.00%, 10/01/22-10/01/25	47,335	55,815,181
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,077,600
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	15,875,669
Series 2007 5.00%, 4/01/24	8,380	9,382,248
Series 2014A 4.75%, 4/01/17(c)	5,295	5,926,005
Univ of Texas Series 2007D 5.00%, 8/15/14	5,850	5,955,300

		631,552,309

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 6.5%
Central Puget Sound WA RTA AMBAC Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	$1,015	$1,067,648
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,601,598
Series 2011B 5.00%, 7/01/21	5,000	5,762,550
5.25%, 7/01/22	3,670	4,219,362
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NATL 5.50%, 11/01/19	1,435	1,565,111
Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/14	7,380	7,468,708
Series 2007A 5.00%, 7/01/16	5,450	6,000,505
Series 2007C 5.00%, 7/01/14-7/01/17	18,475	19,011,571
Series 2012A 5.00%, 7/01/18-7/01/21	92,585	108,127,154
AMBAC Series 2005A 5.00%, 7/01/18	5,040	5,306,062
Everett SD #2 GO 5.00%, 12/01/21(c)	3,600	4,262,400
Grant Cnty WA PUD #2 Series 2011I 5.00%, 1/01/20-1/01/23	13,725	15,965,581
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,037,118
Port of Seattle WA 5.00%, 6/01/22	1,995	2,271,986
Series 2010C 5.00%, 2/01/17	2,590	2,843,794
Tacoma WA Elec Sys AGM 5.00%, 1/01/15 (Pre-refunded/ETM)	4,450	4,609,488
5.00%, 1/01/15	16,495	17,086,181
Washington Fed Hwy Grant 5.00%, 9/01/19-9/01/23	42,720	49,624,513
Washington St GO 5.00%, 7/01/22-7/01/23	27,815	32,968,403

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007C 5.00%, 7/01/14	$27,730	$28,063,315
Series 2008C 5.00%, 1/01/17	3,225	3,603,131
Series 2010R 5.00%, 7/01/20	6,370	7,523,288
Series 2012R 5.00%, 7/01/23-7/01/24	22,715	26,704,121
AGM 5.00%, 7/01/15	5,405	5,727,300
AGM Series 2007A 5.00%, 7/01/14	6,260	6,335,245
AMBAC Series 2007C 5.00%, 1/01/16	7,770	8,394,941

		383,151,074

Wisconsin – 0.4%
Wisconsin GO Series 20141 5.00%, 5/01/16	3,030	3,315,456
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series 2005A 5.25%, 7/01/14-7/01/16	12,610	13,663,506
NATL Series 2007I 5.00%, 7/01/16-7/01/17	8,885	9,834,813

		26,813,775

Total Municipal Obligations (cost $5,040,584,185)		5,191,577,107

CORPORATES - INVESTMENT GRADES – 5.6%
Financial Institutions – 3.9%
Banking – 3.4%
Bank of America Corp.
1.50%, 10/09/15	33,318	33,613,364
4.50%, 4/01/15	18,940	19,649,833
7.375%, 5/15/14	6,380	6,431,346
Bear Stearns Cos. LLC (The) 5.70%, 11/15/14	1,571	1,621,407
Capital One Financial Corp. 2.125%, 7/15/14	12,993	13,052,703
Citigroup, Inc.
2.25%, 8/07/15	14,360	14,622,271
2.65%, 3/02/15	8,048	8,194,063
4.587%, 12/15/15	14,497	15,376,229
6.01%, 1/15/15	15,000	15,634,245
Goldman Sachs Group, Inc. (The) 6.00%, 5/01/14	1,113	1,117,898

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 1.35%, 2/15/17	$41,328	$41,294,442
1.875%, 3/20/15	1,875	1,898,837
Morgan Stanley 5.375%, 10/15/15	25,375	27,051,907

		199,558,545

Finance – 0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	27,995,810
5.90%, 5/13/14	1,692	1,702,573

		29,698,383

		229,256,928

Industrial – 1.7%
Capital Goods – 0.2%
Caterpillar, Inc. 0.95%, 6/26/15	13,617	13,695,407

Communications - Telecommunications – 0.4%
Verizon Communications, Inc. 2.50%, 9/15/16	21,530	22,293,669

Consumer Cyclical - Automotive – 0.2%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	12,630	13,435,541

Consumer Non-Cyclical – 0.1%
Actavis, Inc. 1.875%, 10/01/17	2,807	2,794,380

Technology – 0.8%
Cisco Systems, Inc. 1.10%, 3/03/17	29,031	29,090,136
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,547,797
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,903,463

		47,541,396

		99,760,393

Total Corporates - Investment Grades (cost $326,402,219)		329,017,321

GOVERNMENTS - TREASURIES – 4.4%
United States – 4.4%
U.S. Treasury Notes 0.75%, 1/15/17 (cost $260,306,650)	260,000	259,614,160

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 2.7%
Time Deposit – 2.7%
State Street Time Deposit 0.01%, 4/01/14 (cost $160,125,695)	$160,126	$160,125,695

Total Investments – 100.6% (cost $5,787,418,749)		5,940,334,283
Other assets less liabilities – (0.6)%		(35,419,448)

Net Assets – 100.0%		$5,904,914,835

(a)	Illiquid security.

(b)	Fair valued by the Adviser.

(c)	When-Issued or delayed delivery security.

(d)	Variable rate coupon, rate shown as of March 31, 2014.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.

As of March 31, 2014, the Fund held 10.9% of net assets in insured bonds (of this amount 10.1% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:
AGC	– Assured Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
DOT	– Department of Transportation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
ID	– Improvement District
IDA	– Industrial Development Authority/Agency
ISD	– Independent School District
NATL	– National Interstate Corporation
PCR	– Pollution Control Revenue Bond
PFA	– Public Finance Authority
PFC	– Passenger Facility Charge
PUD	– Public Utility District
RTA	– Regional Transportation Authority
SD	– School District
UDC	– Urban Development Corporation
USD	– Unified School District

See notes to financial statements.

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2014

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.2%
Long-Term Municipal Bonds – 95.2%
New York – 76.6%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,436,984
Albany Cnty NY GO Series 2012B 5.00%, 11/01/15	1,085	1,165,388
Battery Park City Auth NY Series 2013A 5.00%, 11/01/22	4,210	5,064,798
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	6,831,229
Erie Cnty NY IDA AGM 5.00%, 5/01/14 (Pre-refunded/ETM)	1,120	1,124,245
5.75%, 5/01/14 (Pre-refunded/ETM)	1,520	1,526,642
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,674,234
AGM Series 2008A 5.00%, 5/01/16	1,280	1,393,331
Long Island Pwr Auth NY Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	6,450	6,786,754
NATL Series 2006F 5.00%, 5/01/15-5/01/16	24,690	26,287,880
Metropolitan Trnsp Auth NY Series 2006B 5.00%, 11/15/16-11/15/17	6,645	7,401,921
Series 2010D 5.25%, 11/15/24	10,755	12,094,105
Series 2010G 5.00%, 11/15/21	9,305	10,599,605
5.25%, 11/15/22-11/15/26	33,880	38,217,046
Series 2011C 5.00%, 11/15/24	2,890	3,228,708
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,328,309
AGM Series 2002B 0.315%, 11/01/22(a)(b)	15,325	14,802,264

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series 1997B 5.00%, 5/01/14 (Pre-refunded/ETM)	$535	$536,696
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/24	14,130	16,319,302
Metropolitan Trnsp Auth NY (Metro Trnsp Auth Ny Ded Tax) NATL Series 2004A 5.25%, 11/15/15	3,330	3,596,200
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) NATL Series 2004A 5.25%, 11/15/16	9,820	11,033,752
Nassau Cnty NY GO Series 2011A 5.00%, 4/01/21-4/01/22	5,915	6,740,328
Series 2012A 5.00%, 4/01/14-4/01/15	11,075	11,332,304
Series 2013A 5.00%, 4/01/18-4/01/20	8,660	9,920,122
New York GO Series 2005J 5.00%, 3/01/15 (Pre-refunded/ETM)	540	563,582
5.00%, 3/01/16	4,020	4,188,358
New York NY GO Series 2002C 5.50%, 8/01/14	5	5,021
Series 2004G 5.25%, 8/01/15	50	50,200
Series 2005F 5.25%, 9/01/14 (Pre-refunded/ETM)	245	250,101
Series 2007A-1 5.00%, 8/01/18	4,570	5,142,758
Series 2007C 5.00%, 1/01/16	4,410	4,758,258
Series 2007E 5.00%, 8/01/16	5,500	6,072,055
Series 2008A-1 5.00%, 8/15/16	4,400	4,865,212
Series 2008B-1 5.25%, 9/01/16	10,000	11,131,800
Series 2011A 5.00%, 8/01/26	14,275	16,079,931

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011D-1 5.00%, 10/01/24	$2,860	$3,251,648
Series 2011E-3 5.00%, 8/01/23	6,855	7,862,274
Series 2012I 5.00%, 8/01/16	12,545	13,849,805
Series 2013B 5.00%, 8/01/20	10,000	11,683,900
Series 2013D 5.00%, 8/01/19	7,165	8,356,396
Series 2013F 5.00%, 3/01/17	2,675	2,994,341
Series 2013I 5.00%, 8/01/20	18,775	21,936,522
NATL Series 2004I 5.00%, 8/01/14 (Pre-refunded/ETM)	10	10,160
5.00%, 8/01/16	2,340	2,375,989
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	9,055	10,244,555
Series 2006BB 5.00%, 6/15/19-6/15/20	18,985	20,756,686
Series 2008AA 5.00%, 6/15/19-6/15/22	21,485	24,686,792
Series 2010FF 5.00%, 6/15/25	24,730	27,956,276
Series 2014D 5.00%, 6/15/22(c)	11,350	13,441,578
New York NY TFA Bldg Aid Series 2011S-1A 5.00%, 7/15/25	4,420	5,009,761
Series 2012S 5.00%, 7/15/25	7,390	8,408,490
New York NY Trnsl Fin Auth 5.00%, 11/01/15	7,955	8,549,636
5.25%, 8/01/14 (Pre-refunded/ETM)	1,300	1,321,580
Series 2004D-1 5.00%, 5/01/14 (Pre-refunded/ETM)	4,495	4,512,216
Series 2007B 5.00%, 11/01/15 (Pre-refunded/ETM)	1,145	1,231,150
Series 2011A 5.00%, 11/01/20	1,130	1,331,095
Series 2011A-1 5.00%, 11/01/23	15,315	17,748,094

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2011B 5.00%, 2/01/20-2/01/24	$15,135	$17,457,835
Series 2011C 5.00%, 11/01/20	9,480	11,167,061
Series 2012B 5.00%, 11/01/16-11/01/24	14,330	16,460,679
Series 2012D 5.00%, 11/01/20-11/01/23	34,790	40,929,900
Series 2012E 5.00%, 11/01/15-2/01/26	14,225	16,188,431
Series 2013H 3.00%, 11/01/14	2,260	2,297,448
Series 2014C 5.00%, 11/01/26	6,345	7,405,376
New York NY Trst for Cult Res (Lincoln Center Performing Arts) Series 2008C 5.75%, 12/01/16	23,025	26,052,327
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,745	5,401,091
New York St Dormitory Auth 4.00%, 8/15/14 (Pre-refunded/ETM)	2,150	2,180,487
4.00%, 8/15/15 (Pre-refunded/ETM)	2,675	2,814,795
NATL 5.20%, 5/01/14 (Pre-refunded/ETM)	1,000	1,088,780
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	12,725,239
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,075	1,090,813
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,540,608
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	4,986,250
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	18,175	19,364,744
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/22	6,050	6,868,504

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/20	$4,750	$5,387,212
Series 2008C 5.00%, 3/15/16-3/15/18	35,690	40,334,198
Series 2009D 5.00%, 6/15/20	2,230	2,565,905
Series 2009G 5.00%, 3/15/18	7,840	9,002,280
Series 2010E 5.00%, 2/15/19	1,305	1,515,901
Series 2012A 5.00%, 12/15/21	5,875	6,947,364
Series 2012B 5.00%, 3/15/22	3,905	4,604,854
Series 2012D 5.00%, 2/15/22-2/15/25	22,135	25,637,996
Series 2014A 5.00%, 2/15/28-2/15/29	13,825	15,672,520
AMBAC Series 2005D 5.00%, 3/15/15	1,760	1,840,837
New York St Dormitory Auth (New York Univ) NATL Series 1998A 6.00%, 7/01/18	1,000	1,184,350
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,539,969
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NATL 5.20%, 2/15/16	5,820	5,840,545
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NATL Series 2010C 0.417%, 4/01/34(a)(b)	17,725	16,232,183
New York St Envrn Fac Corp. NATL Series 2004A 5.00%, 12/15/14 (Pre-refunded/ETM)	1,060	1,096,337
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/16-6/15/25	15,355	15,636,452

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2009A 5.25%, 6/15/24	$7,300	$8,446,392
New York St Liberty Dev Corp. (National Sports Museum Proj) 6.125%, 2/15/19(d)(e)	1,980	20
New York St Loc Gov Asst Corp. Series 2008A 5.00%, 4/01/19-4/01/20	16,145	18,385,219
New York St Pwr Auth NATL Series 2007C 5.00%, 11/15/16	6,245	6,957,305
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/15 (Pre-refunded/ETM)	895	936,188
NATL Series 2005A 5.00%, 4/01/15 (Pre-refunded/ETM)	1,060	1,111,071
New York St Thruway Auth (New York St Pers Income Tax) Series 2007A 5.00%, 3/15/16	9,410	10,242,220
Series 2010A 5.00%, 3/15/25	5,425	6,193,505
AGM Series 2005A 5.00%, 3/15/18	1,035	1,078,574
AMBAC Series 2004A 5.00%, 3/15/15	10,170	10,640,057
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2008B 5.00%, 4/01/17	21,620	24,192,131
Series 2012A 5.00%, 4/01/21-4/01/25	26,070	29,960,690
AMBAC Series 2005B 5.50%, 4/01/20	9,020	10,828,871
NATL Series 2005B 5.00%, 4/01/16	10,335	11,053,903
New York St Thruway Auth (New York St Thruway Gen Toll Road) Series 2012I 5.00%, 1/01/25	5,155	5,771,796
Series 2013A 5.00%, 5/01/19	25,000	28,878,250
Series 2014J 5.00%, 1/01/26	18,860	21,495,308

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St UDC (New York St Lease Svc Contract) Series 2008B 5.00%, 1/01/19	$3,525	$4,008,595
New York St UDC (New York St Pers Income Tax) Series 2007B 5.00%, 3/15/16	2,085	2,269,397
Series 2013C 5.00%, 3/15/20	9,915	11,612,051
AMBAC Series 2005A-1 5.00%, 12/15/20	6,265	6,726,041
New York State Dormitory Authority AGM 5.00%, 2/15/16 (Pre-refunded/ETM)	70	76,024
5.00%, 2/15/16	3,760	4,075,426
Port Authority of NY & NJ 5.00%, 9/15/24	2,000	2,222,700
Series 20131 5.00%, 12/01/23	10,480	12,112,050
NATL 5.00%, 12/01/19	15,290	15,909,398
XLCA 5.00%, 10/01/17-10/01/19	10,255	11,088,668
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,880	1,854,564
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16-7/01/17	2,900	3,177,205
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,710	2,840,215
Triborough Brdg & Tunl Auth NY Series 1992Y 5.50%, 1/01/17 (Pre-refunded/ETM)	5,555	5,991,234
Series 2008A 5.00%, 5/15/18 (Pre-refunded/ETM)	2,150	2,499,762
Series 2008C 5.00%, 11/15/16	5,000	5,570,300
Series 2008D 5.00%, 11/15/15-11/15/16	22,595	24,812,172
Series 2011A 5.00%, 1/01/27	7,000	7,873,250
Series 2012B 5.00%, 11/15/19-11/15/23	28,160	33,006,968

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2013A 5.00%, 11/15/28	$5,000	$5,552,050
Series 2013B 5.00%, 11/15/22	7,525	8,910,954
Troy Res Corp. (Rensselaer Polytechnic Institute) 5.00%, 9/01/16-9/01/21	7,490	8,218,247
Series 2010B 5.00%, 9/01/17-9/01/18	9,100	10,182,059
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) Series 2007A 5.25%, 9/15/16	975	837,720
Utility Debt Securitization Auth NY Series 2013T 5.00%, 6/15/26-12/15/29	7,560	8,825,733
Yonkers NY GO Series 2011A 5.00%, 10/01/14-10/01/17	6,880	7,413,326
NATL Series 2005A 5.00%, 8/01/14	5,355	5,434,308

		1,263,399,555

Alabama – 0.8%
Alabama Pub Sch & Clg Auth Series 2009B 5.00%, 5/01/18	11,055	12,726,627

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	145	145,016

California – 2.5%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/18-7/01/20	27,975	32,600,728
5.25%, 7/01/21	5,000	5,925,500
Golden St Tobacco Sec CA (California Tobacco Sec/St App) Series 2013A 5.00%, 6/01/19	1,225	1,419,309
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009E 5.00%, 5/01/21	1,280	1,476,557

		41,422,094

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 0.1%
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(e)	$2,765	$1,382,500

District of Columbia – 0.4%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/19-10/01/21	5,795	6,578,906

Florida – 5.8%
Citizens Ppty Ins Corp. FL Series 2009A-1 6.00%, 6/01/16	32,755	36,434,042
Series 2010A-1 5.00%, 6/01/16	7,230	7,884,170
Dupree Lakes CDD FL 6.83%, 11/01/15	90	89,669
Durbin Crossing CDD FL Series 20061 5.25%, 11/01/15(d)(e)(f)	2,060	1,114,254
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	18,918,973
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	14,465,667
Heritage Plantation CDD FL Series 2006B 5.10%, 11/01/13(d)(e)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/16-10/01/17	4,805	5,287,895
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,406,491
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/20	1,680	1,954,932
Midtown Miami CDD FL Series 2004A 6.00%, 5/01/24	1,025	1,025,318
Overoaks CDD FL Series 2004B 5.125%, 5/01/09(e)(f)	185	-0-
Series 2010A-1 6.125%, 5/01/35(e)	80	81,013

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A-2 6.125%, 5/01/35(e)	$195	$195,339
Series 2010B 5.125%, 5/01/17(e)	345	344,841
Parkway Center CDD FL Series 2004B 7.00%, 5/01/23	1,125	1,095,683
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,690	2,910,714
Sterling Hill CDD FL Series 2003B 5.50%, 11/01/10(d)(e)(f)	160	74,608

		95,570,109

Georgia – 0.5%
Main Street Nat Gas, Inc. (JPMorgan Chase) Series 2007A 5.00%, 3/15/17	6,975	7,567,317

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,666,892

Illinois – 1.0%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	420	413,167
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(d)(e)	1,307	379,030
Cortland IL SSA #10 5.125%, 3/01/14(d)(e)	2,545	127,250
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	795	526,290
Illinois GO 5.00%, 8/01/15	15,000	15,894,150

		17,339,887

Indiana – 0.7%
Indiana Bond Bank Gas (JPMorgan Chase) Series 2007A 5.25%, 10/15/18-10/15/21	10,745	12,347,385

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(d)(e)	1,515	454,500

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Juban Parc LA CDD (Juban Parc LA CDD) 5.15%, 10/01/14(d)(e)	$1,155	$231,000
Whispering Springs CDD LA 5.20%, 10/01/21(d)(e)	1,500	270,000

		955,500

Michigan – 0.2%
Detroit MI Swr Disp Series 2012A 5.00%, 7/01/22	2,985	2,953,031

Nevada – 0.5%
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009C 5.00%, 7/01/23	7,400	8,381,536

New Jersey – 0.2%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,532,569

North Carolina – 0.1%
North Carolina Eastern Mun Pwr Agy Series 2009B 5.00%, 1/01/15	1,475	1,525,946

Ohio – 0.0%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series 2004A 7.00%, 8/01/21(d)(e)	170	68,000

Pennsylvania – 1.1%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16–9/01/21	14,925	16,226,782
5.25%, 9/01/23	2,345	2,573,122

		18,799,904

Puerto Rico – 2.5%
Puerto Rico Elec Pwr Auth Series 2008WW 5.50%, 7/01/18–7/01/19	11,595	9,891,305
Series 2010AAA 5.25%, 7/01/21	8,575	6,083,191
Series 2010ZZ 5.25%, 7/01/22	7,900	5,592,331

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NATL Series 2002KK 5.50%, 7/01/16	$3,695	$3,748,319
Puerto Rico Govt Dev Bank NATL Series 2009 4.75%, 12/01/15	7,460	7,458,359
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.622%, 7/01/28(a)	1,090	579,062
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/22	8,735	8,047,119

		41,399,686

Tennessee – 1.2%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 9/01/21	17,375	19,392,237

Texas – 0.0%
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	10	10,255

Washington – 0.8%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	11,085	12,590,676

Total Municipal Obligations (cost $1,532,434,090)		1,568,755,628

CORPORATES - INVESTMENT GRADES – 0.6%
Financial Institutions – 0.3%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	1,500	1,522,563

Finance – 0.2%
General Electric Capital Corp. 1.625%, 7/02/15	4,304	4,362,496

		5,885,059

Industrial – 0.3%
Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	4,040	4,297,671

Total Corporates - Investment Grades (cost $10,021,634)		10,182,730

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 4.0%
Time Deposit – 4.0%
State Street Time Deposit 0.01%, 4/01/14 (cost $66,457,987)	$66,458	$66,457,987

Total Investments – 99.8% (cost $1,608,913,711)		1,645,396,345
Other assets less liabilities – 0.2%		2,910,292

Net Assets – 100.0%		$1,648,306,637

(a)	Variable rate coupon, rate shown as of March 31, 2014.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2014 and the aggregate market value of these securities amounted to $31,034,447 or 1.88% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Defaulted.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

As of March 31, 2014, the Fund held 13.3% of net assets in insured bonds (of this amount 3.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDD	– Community Development District
COP	– Certificate of Participation
EDA	– Economic Development Agency
ETM	– Escrowed to Maturity
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
NATL	– National Interstate Corporation
SD	– School District
SSA	– Special Services Area
TFA	– Transitional Finance Authority
UDC	– Urban Development Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2014 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,059,308,299		$5,940,334,283	$1,645,396,345
Cash	– 0	–	220,000	– 0	–
Receivables:
Interest	14,971,407		64,394,202	19,877,008
Capital shares sold	1,389,098		9,580,762	1,043,268
Investment securities sold	30,000		370,000	155,000

Total assets	1,075,698,804		6,014,899,247	1,666,471,621

Liabilities
Payables:
Investment securities purchased	12,247,303		99,013,862	15,007,198
Dividends to shareholders	721,438		3,939,614	1,207,063
Capital shares redeemed	573,925		4,085,453	1,001,243
Management fee	420,475		2,004,057	629,004
Shareholder servicing fee	73,558		347,292	108,938
Distribution fee	46,951		453,247	106,598
Transfer Agent fee	4,132		12,464	5,035
Accrued expenses	68,213		128,423	99,905

Total liabilities	14,155,995		109,984,412	18,164,984

Net Assets	$1,061,542,809		$5,904,914,835	$1,648,306,637

Cost of investments	$1,026,859,088		$5,787,418,749	$1,608,913,711

Net Assets Consist of:
Capital stock, at par	$73,890		$410,511	$117,339
Additional paid-in capital	1,035,397,397		5,753,305,527	1,609,561,185
Distributions in excess of net investment income	(196,679)		(88,992)	(144,328)
Accumulated net realized gain (loss) on investment transactions	(6,181,010)		(1,627,745)	2,289,807
Net unrealized appreciation of investments	32,449,211		152,915,534	36,482,634

	$1,061,542,809		$5,904,914,835	$1,648,306,637

See notes to financial statements.

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets & Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$922,808,225	$4,358,707,253	$1,371,828,918
Shares of capital stock outstanding	64,233,287	303,055,308	97,652,475

Net asset value and offering price per share	$14.37	$14.38	$14.05

Class A Shares
Net Assets	$114,028,571	$1,397,243,529	$204,375,457
Shares of capital stock outstanding	7,937,210	97,102,745	14,553,222

Net asset value and redemption price per share	$14.37	$14.39	$14.04
Sales charge – 3.00% of public offering price	0.44	0.45	0.43

Maximum offering price	$14.81	$14.84	$14.47

Class B Shares
Net Assets	$11,763	$190,951	$371,400
Shares of capital stock outstanding	819	13,268	26,461

Net asset value and offering price per share	$14.36	$14.39	$14.04

Class C Shares
Net Assets	$24,694,250	$148,773,102	$71,730,862
Shares of capital stock outstanding	1,719,058	10,340,176	5,107,060

Net asset value and offering price per share	$14.36	$14.39	$14.05

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2014 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$15,742,887	$83,696,446	$26,026,024

Expenses:
Management fee (see Note 2A)	2,612,612	12,110,692	3,894,112
Shareholder servicing fee (see Note 2B)	454,841	2,149,021	669,007
Custodian fee	96,690	159,549	109,682
Transfer Agent fee – Non-Retail Class	12,474	57,693	19,654
Transfer Agent fee – Class A	17,559	281,181	41,217
Transfer Agent fee – Class B	10	92	94
Transfer Agent fee – Class C	4,017	36,594	15,514
Distribution fees – Class A	172,130	1,775,076	308,482
Distribution fees – Class B	83	1,590	2,023
Distribution fees – Class C	129,509	782,295	379,184
Directors’ fees and expenses	23,792	123,395	36,998
Auditing and tax fees	17,150	76,280	24,748
Legal fees	10,939	50,645	16,061
Printing fees	8,485	46,592	15,715
Registration fees	6,954	128,583	21,250
Miscellaneous	23,631	80,196	32,947

Total expenses	3,590,876	17,859,474	5,586,688

Net investment income	12,152,011	65,836,972	20,439,336

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on investment transactions	(2,929,088)	(944,682)	2,320,368
Net change in unrealized appreciation/depreciation of investments	8,768,457	11,359,751	(2,602,706)

Net realized and unrealized gain (loss) on investment transactions	5,839,369	10,415,069	(282,338)

Net increase in net assets resulting from operations	$17,991,380	$76,252,041	$20,156,998

See notes to financial statements.

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,152,011	$28,155,243
Net realized gain (loss) on investment transactions	(2,929,088)	3,022,639
Net change in unrealized appreciation/depreciation of investments	8,768,457	(50,005,161)

Net increase (decrease) in net assets resulting from operations	17,991,380	(18,827,279)
Dividends to Shareholders:
Dividends from net investment income
Municipal Class	(10,744,191)	(24,684,056)
Class A	(1,222,380)	(2,989,033)
Class B	(113)	(815)
Class C	(185,327)	(481,339)

Total dividends to shareholders	(12,152,011)	(28,155,243)

Capital-Share Transactions:
Net proceeds from sales of shares	128,824,060	283,800,076
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	8,732,624	20,830,887

Total proceeds from shares sold	137,556,684	304,630,963
Cost of shares redeemed	(133,627,488)	(337,239,080)

Net increase (decrease) in net assets from capital-share transactions	3,929,196	(32,608,117)

Net increase (decrease) in net assets	9,768,565	(79,590,639)
Net Assets:
Beginning of period	1,051,774,244	1,131,364,883

End of period (a)	$1,061,542,809	$1,051,774,244

(a) Includes distributions in excess of net investment income of:	$(196,679)	$(196,679)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2014 (unaudited)	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,836,972	$137,478,941
Net realized gain (loss) on investment transactions	(944,682)	2,885,879
Net change in unrealized appreciation/depreciation of investments	11,359,751	(199,888,070)

Net increase (decrease) in net assets resulting from operations	76,252,041	(59,523,250)
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(51,973,811)	(115,253,344)
Class A	(12,707,085)	(19,189,033)
Class B	(2,364)	(7,902)
Class C	(1,153,712)	(3,028,662)
Distributions from net realized gain on investment transactions
Municipal Class	(656,176)	(6,180,319)
Class A	(163,331)	(987,749)
Class B	(58)	(695)
Class C	(24,068)	(246,774)

Total dividends and distributions to shareholders	(66,680,605)	(144,894,478)

Capital-Share transactions:
Net proceeds from sales of shares	1,045,865,067	1,935,009,117
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	46,762,872	108,523,043

Total proceeds from shares sold	1,092,627,939	2,043,532,160
Cost of shares redeemed	(742,194,110)	(1,961,674,054)

Net increase in net assets from capital-share transactions	350,433,829	81,858,106

Net increase (decrease) in net assets	360,005,265	(122,559,622)
Net Assets:
Beginning of period	5,544,909,570	5,667,469,192

End of period (a)	$5,904,914,835	$5,544,909,570

(a) Includes distributions in excess of net investment income of:	$(88,992)	$(88,992)

See notes to financial statements.

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2014 (unaudited)		Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,439,336		$45,460,122
Net realized gain on investment transactions	2,320,368		2,309,685
Net change in unrealized appreciation/depreciation of investments	(2,602,706)		(76,654,997)

Net increase (decrease) in net assets resulting from operations	20,156,998		(28,885,190)
Dividends and distributions to shareholders:
Dividends from net investment income
Municipal Class	(17,386,188)		(37,726,649)
Class A	(2,421,410)		(6,115,522)
Class B	(3,346)		(8,776)
Class C	(628,392)		(1,609,175)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(697,861)
Class A	– 0	–	(121,681)
Class B	– 0	–	(279)
Class C	– 0	–	(45,500)

Total dividends and distributions to shareholders	(20,439,336)		(46,325,443)

Capital-Share Transactions:
Net proceeds from sales of shares	159,643,147		384,278,114
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	14,714,076		33,715,341

Total proceeds from shares sold	174,357,223		417,993,455
Cost of shares redeemed	(170,138,347)		(534,584,974)

Net increase (decrease) in net assets from capital-share transactions	4,218,876		(116,591,519)

Net increase (decrease) in net assets	3,936,538		(191,802,152)
Net Assets:
Beginning of period	1,644,370,099		1,836,172,251

End of period (a)	$1,648,306,637		$1,644,370,099

(a) Includes distributions in excess of net investment income of:	$(144,328)		$(144,328)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2014 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market value as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Notes to Financial Statements

level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2014:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$991,472,179		$11,124,809	^	$1,002,596,988
Short-Term Municipal Notes		– 0	–	16,400,000		– 0	–	16,400,000
Corporates – Investment Grades		– 0	–	34,470,433		– 0	–	34,470,433
Short-Term Investments		– 0	–	5,840,877		– 0	–	5,840,877

Total Investments in Securities		– 0	–	1,048,183,489		11,124,809		1,059,308,298
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$1,048,183,489		$11,124,809		$1,059,308,298

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,153,097,953		$38,479,154	^	$5,191,577,107
Corporates – Investment Grades		– 0	–	329,017,321		– 0	–	329,017,321
U.S. Treasuries		– 0	–	259,614,160		– 0	–	259,614,160
Short-Term Investments		– 0	–	160,125,695		– 0	–	160,125,695

Total Investments in Securities		– 0	–	5,901,855,129		38,479,154		5,940,334,283
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$5,901,855,129		$38,479,154		$5,940,334,283

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,556,659,245		$12,096,383	^	$1,568,755,628
Corporates – Investment Grades		– 0	–	10,182,730		– 0	–	10,182,730
Short-Term Investments		– 0	–	66,457,987		– 0	–	66,457,987

Total Investments in Securities		– 0	–	1,633,299,962		12,096,383		1,645,396,345
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total++	$	– 0	–	$1,633,299,962		$12,096,383		$1,645,396,345

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

++	There were no transfers between level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

California Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/30/13	$9,545,624		$9,545,624
Accrued discounts/(premiums)	83,068		83,068
Realized gain (loss)	(785,964)		(785,964)
Change in unrealized appreciation/depreciation	857,117		857,117
Purchases	2,925,000		2,925,000
Sales	(1,500,036)		(1,500,036)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/14	$11,124,809		$11,124,809

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$687,517		$687,517

Diversified Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/01/13	$68,088,102		$68,088,102
Accrued discounts/(premiums)	7,067		7,067
Realized gain (loss)	(1,496,286)		(1,496,286)
Change in unrealized appreciation/depreciation	1,558,874		1,558,874
Purchases	– 0	–	– 0	–
Sales	(6,848,338)		(6,848,338)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(22,830,265)		(22,830,265)

Balance as of 3/31/14	$38,479,154		$38,479,154	++

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$1,106,704		$1,106,704

New York Municipal Portfolio	Long-Term Municipal Bonds^		Total
Balance as of 9/01/13	$16,877,887		$16,877,887
Accrued discounts/(premiums)	591		591
Realized gain (loss)	(297,057)		(297,057)
Change in unrealized appreciation/depreciation	(1,582,244)		(1,582,244)
Purchases	– 0	–	– 0	–
Sales	(2,646,514)		(2,646,514)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(256,280)		(256,280)

Balance as of 3/31/14	$12,096,383		$12,096,383	++

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(1,571,790)		$(1,571,790)

^	The Portfolio held securities with zero market value at period end.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

++	There were de minimis transfers under 1% of net assets during the reporting period.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

CALIFORNIA MUNICIPAL PORTFOLIO
	Fair Value at 3/31/14	Valuation Technique	Unobservable Input	Range/ Weighted Average
Long-Term Municipal Bonds	$11,052,528	Third Party Vendor	Evaluated Quotes	$ $	40.00-$100.00/ 91.36
	$72,277	Cash Flow Projection	Projected Sales Proceeds and Cash Distribution		$46.63/N/A
	$4	Qualitative Assessment			$0.00/N/A

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Notes to Financial Statements

2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2014, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Portfolio are charged

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion and 0.35% in excess of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Notes to Financial Statements

$5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of 0.50% of the first $1 billion, 0.45% of the next $2 billion, 0.40% of the next $2 billion, 0.35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2014, the compensation retained by ABIS amounted to: California Municipal Portfolio, $9,013; Diversified Municipal Portfolio, $131,007; and New York Municipal Portfolio, $16,457.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,073	$1,232,188
Diversified Municipal	457,538	2,739,887
New York Municipal	744,701	2,129,731

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolios shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2014, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class B			Class C
California Municipal	$ – 0	–	$3,465	$	– 0	–	$2,513
Diversified Municipal	99		60,266		– 0	–	20,082
New York Municipal	– 0	–	10,265		– 0	–	6,723

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$113,491,858	$	– 0	–	$74,073,310	$	– 0	–
Diversified Municipal	689,428,193		260,325,000		412,809,313		– 0	–
New York Municipal	171,547,046		– 0	–	176,129,907		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$48,413,203	$(15,963,992)	$32,449,211
Diversified Municipal	213,798,398	(60,882,864)	152,915,534
New York Municipal	66,307,197	(29,824,563)	36,482,634

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Portfolios did not engage in derivatives transactions for the six months ended March 31, 2014.

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

California Municipal Portfolio	2013		2012
Distributions paid from:
Ordinary income	$614,296		$410,006
Net long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	614,296		410,006
Tax exempt distributions	27,540,947		33,549,830

Total distributions paid	$28,155,243		$33,959,836

Diversified Municipal Portfolio
Distributions paid from:
Ordinary income	$4,007,496		$5,729,615
Net long-term capital gains	7,044,760		1,894,314

Total taxable distributions paid	11,052,256		7,623,929
Tax exempt distributions	133,842,222		151,441,700

Total distributions paid	$144,894,478		$159,065,629

New York Municipal Portfolio
Distributions paid from:
Ordinary income	$278,751		$181,258
Net long-term capital gains	865,321		– 0	–

Total taxable distributions	1,144,072		181,258
Tax exempt distributions	45,181,371		52,150,638

Total distributions paid	$46,325,443		$52,331,896

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

As of September 30, 2013, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)	Undistributed Long-Term Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$349,157	$	– 0	–	$(3,251,922)		$23,680,754	$20,777,989
Diversified Municipal	3,205,773		160,569		– 0	–	141,555,783	144,922,125
New York Municipal	1,077,312		– 0	–	(30,561)		39,085,340	40,132,091

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$349,157
Diversified Municipal	3,205,773
New York Municipal	1,077,312

(b)

During the fiscal year ended September 30, 2013, California Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $3,848,483 and $1,474,925, respectively, to offset current year net realized gains. Additionally, as of September 30, 2013, certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the treatment of interest on defaulted securities and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount		Long-Term Amount	Expiration
California Municipal	$2,406,179		n/a	2019
California Municipal	– 0	–	$845,743	No expiration

82	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The New York Municipal and California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios are not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Tax Risk—With respect to the Municipal Portfolios, there is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	6,774,982	13,808,208	$97,005,095	$202,999,781

Shares issued to shareholders on reinvestment of dividends	554,090	1,292,333	7,927,380	18,956,146

Shares redeemed	(6,315,864)	(18,410,899)	(90,443,590)	(270,464,280)

Net increase (decrease)	1,013,208	(3,310,358)	14,488,885	(48,508,353)

Beginning of period	63,220,079	66,530,437	878,356,962	926,865,315

End of period	64,233,287	63,220,079	$892,845,847	$878,356,962

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

	California Municipal Portfolio
	Shares				Amount
	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013		Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30, 2013

Class A Shares
Shares sold	2,087,010		4,973,929		$29,816,623		$72,889,289

Shares issued to shareholders on reinvestment of dividends	47,758		106,800		683,251		1,563,891

Shares converted from Class B	760		1,439		10,895		21,103

Shares redeemed	(2,624,066)		(4,296,659)		(37,516,024)		(62,261,185)

Net increase (decrease)	(488,538)		785,509		(7,005,255)		12,213,098

Beginning of period	8,425,748		7,640,239		123,921,311		111,708,213

End of period	7,937,210		8,425,748		$116,916,056		$123,921,311

Class B Shares
Shares sold	– 0	–	– 0	– (a)	$ –0	–	$4

Shares issued to shareholders on reinvestment of dividends	5		27		71		401

Shares converted to Class A	(760)		(1,439)		(10,895)		(21,103)

Shares redeemed	– 0	–	(1,395)		– 0	–	(20,366)

Net decrease	(755)		(2,807)		(10,824)		(41,064)

Beginning of period	1,574		4,381		442,626		483,690

End of period	819		1,574		$431,802		$442,626

Class C Shares
Shares sold	139,136		534,824		$1,991,447		$7,889,899

Shares issued to shareholders on reinvestment of dividends	8,526		21,144		121,922		310,039

Shares redeemed	(395,754)		(309,489)		(5,656,979)		(4,471,736)

Net increase (decrease)	(248,092)		246,479		(3,543,610)		3,728,202

Beginning of period	1,967,150		1,720,671		28,827,393		25,099,191

End of period	1,719,058		1,967,150		$25,283,783		$28,827,393

(a)	Share amount is less than one full share.

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	32,064,017	72,076,594	$460,397,971	$1,060,682,519

Shares issued to shareholders on reinvestment of dividends and distributions	2,801,569	6,402,765	40,196,172	94,058,015

Shares redeemed	(29,183,018)	(95,163,976)	(419,188,683)	(1,400,539,903)

Net increase (decrease)	5,682,568	(16,684,617)	81,405,460	(245,799,369)

Beginning of period	297,372,740	314,057,357	4,111,809,910	4,357,609,279

End of period	303,055,308	297,372,740	$4,193,215,370	$4,111,809,910

Class A Shares
Shares sold	39,828,164	56,513,951	$573,181,648	$819,875,139

Shares issued to shareholders on reinvestment of dividends and distributions	400,530	825,695	5,751,533	12,127,941

Shares converted from Class B	1,935	6,871	27,859	101,823

Shares redeemed	(20,320,722)	(34,457,451)	(291,826,876)	(505,553,638)

Net increase	19,909,907	22,889,066	287,134,164	326,551,265

Beginning of period	77,192,838	54,303,772	1,120,462,085	793,910,820

End of period	97,102,745	77,192,838	$1,407,596,249	$1,120,462,085

Class B Shares
Shares sold	63	6,391	$908	$94,335

Shares issued to shareholders on reinvestment of dividends and distributions	143	438	2,054	6,444

Shares converted to Class A	(1,935)	(6,869)	(27,859)	(101,823)

Shares redeemed	(11,620)	(9,274)	(167,223)	(134,736)

Net decrease	(13,349)	(9,314)	(192,120)	(135,780)

Beginning of period	26,617	35,931	1,014,352	1,150,132

End of period	13,268	26,617	$822,232	$1,014,352

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Class C Shares
Shares sold	854,829	3,668,874	$12,256,681	$54,255,301

Shares issued to shareholders on reinvestment of dividends and distributions	56,673	158,258	813,113	2,326,637

Shares redeemed	(2,157,754)	(3,800,214)	(30,983,469)	(55,339,948)

Net increase (decrease)	(1,246,252)	26,918	(17,913,675)	1,241,990

Beginning of period	11,586,428	11,559,510	170,279,590	169,037,600

End of period	10,340,176	11,586,428	$152,365,915	$170,279,590

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Municipal Class Shares
Shares sold	9,233,006	18,854,574	$129,545,410	$272,191,875

Shares issued to shareholders on reinvestment of dividends and distributions	900,976	1,976,982	12,625,627	28,506,878

Shares redeemed	(8,242,525)	(27,247,199)	(115,499,324)	(393,919,105)

Net increase (decrease)	1,891,457	(6,415,643)	26,671,713	(93,220,352)

Beginning of period	95,761,018	102,176,661	1,297,457,057	1,390,677,409

End of period	97,652,475	95,761,018	$1,324,128,770	$1,297,457,057

Class A Shares
Shares sold	1,880,652	6,212,245	$26,378,648	$89,891,515

Shares issued to shareholders on reinvestment of dividends and distributions	114,247	271,958	1,600,151	3,921,586

Shares converted from Class B	2,847	5,601	39,972	80,712

Shares redeemed	(2,936,234)	(7,782,376)	(41,140,198)	(111,100,980)

Net decrease	(938,488)	(1,292,572)	(13,121,427)	(17,207,167)

Beginning of period	15,491,710	16,784,282	223,133,821	240,340,988

End of period	14,553,222	15,491,710	$210,012,394	$223,133,821

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013

Class B Shares
Shares sold	793	119	$11,133	$1,722

Shares issued to shareholders on reinvestment of dividends and distributions	207	509	2,888	7,328

Shares converted to Class A	(2,848)	(5,603)	(39,972)	(80,712)

Shares redeemed	(1,942)	(5,360)	(27,211)	(77,520)

Net decrease	(3,790)	(10,335)	(53,162)	(149,182)

Beginning of period	30,251	40,586	1,229,348	1,378,530

End of period	26,461	30,251	$1,176,186	$1,229,348

Class C Shares
Shares sold	261,605	1,522,805	$3,667,984	$22,112,290

Shares issued to shareholders on reinvestment of dividends and distributions	34,649	88,361	485,410	1,274,166

Shares redeemed	(958,719)	(2,057,872)	(13,431,642)	(29,401,274)

Net decrease	(662,465)	(446,706)	(9,278,248)	(6,014,818)

Beginning of period	5,769,525	6,216,231	83,639,422	89,654,240

End of period	5,107,060	5,769,525	$74,361,174	$83,639,422

NOTE 7.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Income From Investment Operations
Net investment income†	.15	.34	.41	.42	.43	.44
Net realized and unrealized gain (loss) on investment transactions	.08	(.61)	.29	(.07)	.33	.63

Total from investment operations	.23	(.27)	.70	.35	.76	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.35)	(.41)	(.42)	(.43)	(.44)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.15)	(.35)	(.41)	(.57)	(.47)	(.48)

Net asset value, end of period	$ 14.37	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	1.63%	(1.88)%	4.85%	2.50%	5.36%	7.82%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$114,029	$120,384	$113,889	$59,978	$49,944	$41,130
Average net assets (000 omitted)	$115,069	$127,613	$88,033	$49,895	$43,000	$34,945
Ratio to average net assets of:
Expenses	.87	%*	.87%	.87%	.88%	.87	%+	.89%
Net investment income	2.13	%*	2.34%	2.76%	2.94%	2.97	%+	3.11%
Portfolio turnover rate	7%	23%	15%	14%	33%	14%

See footnote summary on page 99.

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.28	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.97

Income From Investment Operations
Net investment income†	.09	.25	.31	.32	.32	.34
Net realized and unrealized gain (loss) on investment transactions	.09	(.64)	.29	(.07)	.34	.62

Total from investment operations	.18	(.39)	.60	.25	.66	.96

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.24)	(.31)	(.32)	(.33)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.10)	(.24)	(.31)	(.47)	(.37)	(.38)

Net asset value, end of period	$ 14.36	$ 14.28	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	1.24%	(2.63	) %	4.11%	1.79%	4.62%	7.00%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$12	$22	$65	$160	$491	$1,873
Average net assets (000 omitted)	$17	$48	$112	$305	$1,066	$4,073
Ratio to average net assets of:
Expenses	1.64	%*	1.58%	1.59%	1.59%	1.61	%+	1.61%
Net investment income	1.37	%*	1.69%	2.09%	2.23%	2.26	%+	2.42%
Portfolio turnover rate	7%	23%	15%	14%	33%	14%

See footnote summary on page 99.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55	$ 13.96

Income From Investment Operations
Net investment income†	.10	.24	.31	.32	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.07	(.62)	.29	(.07)	.33	.63

Total from investment operations	.17	(.38)	.60	.25	.66	.97

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.24)	(.31)	(.32)	(.33)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.15)	(.04)	(.04)

Total dividends and distributions	(.10)	(.24)	(.31)	(.47)	(.37)	(.38)

Net asset value, end of period	$ 14.36	$ 14.29	$ 14.91	$ 14.62	$ 14.84	$ 14.55

Total Return(a)	1.21%	(2.55	) %	4.12%	1.79%	4.64%	7.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$24,694	$28,103	$25,647	$20,163	$21,612	$18,717
Average net assets (000 omitted)	$25,973	$29,066	$22,572	$19,880	$19,944	$18,309
Ratio to average net assets of:
Expenses	1.57	%*	1.56%	1.58%	1.59%	1.58	%+	1.60%
Net investment income	1.43	%*	1.66%	2.07%	2.23%	2.28	%+	2.42%
Portfolio turnover rate	7%	23%	15%	14%	33%	14%

See footnote summary on page 99.

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013		2012	2011	2010	2009

Net asset value, beginning of period	$ 14.36		$ 14.92		$ 14.66	$ 14.75	$ 14.54	$ 13.81

Income From Investment Operations
Net investment income†	.15		.34		.38	.41	.41	.44
Net realized and unrealized gain (loss) on investment transactions	.04		(.53)		.27	(.01)	.24	.74

Total from investment operations	.19		(.19)		.65	.40	.65	1.18

Less: Dividends and Distributions
Dividends from net investment income	(.16)		(.35)		(.38)	(.42)	(.42)	(.44)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)		(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.16)		(.37)		(.39)	(.49)	(.44)	(.45)

Net asset value, end of period	$ 14.39		$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Total Return(a)	1.31%		(1.33	) %	4.50%	2.79%	4.55%	8.74%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,397,244		$1,108,708		$810,284	$535,805	$346,040	$114,769
Average net assets (000 omitted)	$1,186,635		$819,476		$655,183	$380,510	$213,627	$72,153
Ratio to average net assets of:
Expenses	.80	%*	.78%		.78%	.79%	.79%+	.82%
Net investment income	2.15	%*	2.34%		2.55%	2.83%	2.82%+	3.11%
Portfolio turnover rate	8%		19%		16%	18%	21%	12%

See footnote summary on page 99.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class B
	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013		2012	2011	2010	2009

Net asset value, beginning of period	$ 14.37		$ 14.93		$ 14.66	$ 14.76	$ 14.54	$ 13.82

Income From Investment Operations
Net investment income†	.11		.24		.27	.30	.31	.34
Net realized and unrealized gain (loss) on investment transactions	.02		(.54)		.28	(.02)	.24	.73

Total from investment operations	.13		(.30)		.55	.28	.55	1.07

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.24)		(.27)	(.31)	(.31)	(.34)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)		(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.11)		(.26)		(.28)	(.38)	(.33)	(.35)

Net asset value, end of period	$ 14.39		$ 14.37		$ 14.93	$ 14.66	$ 14.76	$ 14.54

Total Return(a)	.89%		(2.02	) %	3.79%	1.97%	3.87%	7.91%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$191		$382		$536	$817	$1,556	$3,333
Average net assets (000 omitted)	$319		$477		$724	$1,032	$2,193	$7,976
Ratio to average net assets of:
Expenses	1.52	%*	1.49%		1.53%	1.53%	1.53%+	1.56%
Net investment income	1.49	%*	1.66%		1.82%	2.12%	2.14%+	2.43%
Portfolio turnover rate	8%		19%		16%	18%	21%	12%

See footnote summary on page 99.

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Six Months Ended March 31, 2014 (Unaudited)		Year Ended September 30,
			2013		2012	2011	2010	2009

Net asset value, beginning of period	$ 14.36		$ 14.92		$ 14.66	$ 14.75	$ 14.54	$ 13.81

Income From Investment Operations
Net investment income†	.11		.24		.27	.31	.31	.34
Net realized and unrealized gain (loss) on investment transactions	.03		(.54)		.28	(.02)	.24	.74

Total from investment operations	.14		(.30)		.55	.29	.55	1.08

Less: Dividends and Distributions
Dividends from net investment income	(.11)		(.24)		(.28)	(.31)	(.32)	(.34)
Distributions from net realized gain on investment transactions	(.00	)(b)	(.02)		(.01)	(.07)	(.02)	(.01)

Total dividends and distributions	(.11)		(.26)		(.29)	(.38)	(.34)	(.35)

Net asset value, end of period	$ 14.39		$ 14.36		$ 14.92	$ 14.66	$ 14.75	$ 14.54

Total Return(a)	.96%		(2.02	) %	3.77%	2.07%	3.82%	7.99%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$148,773		$166,410		$172,473	$111,400	$96,996	$46,061
Average net assets (000 omitted)	$156,889		$183,114		$139,330	$103,683	$65,992	$38,868
Ratio to average net assets of:
Expenses	1.50	%*	1.48%		1.48%	1.49%	1.50%+	1.53%
Net investment income	1.47	%*	1.65%		1.85%	2.14%	2.13%+	2.42%
Portfolio turnover rate	8%		19%		16%	18%	21%	12%

See footnote summary on page 99.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.04	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.16	.35	.39	.41	.40	.42
Net realized and unrealized gain (loss) on investment transactions	– 0	–	(.61)	.25	(.06)	.20	.79

Total from investment operations	.16	(.26)	.64	.35	.60	1.21

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.35)	(.39)	(.41)	(.40)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.16)	(.36)	(.39)	(.46)	(.43)	(.46)

Net asset value, end of period	$ 14.04	$ 14.04	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Total Return(a)	1.18%	(1.82)%	4.50%	2.50%	4.28%	9.15%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$204,375	$217,567	$246,050	$183,641	$161,499	$67,472
Average net assets (000 omitted)	$206,219	$251,554	$210,357	$163,702	$111,181	$47,909
Ratio to average net assets of:
Expenses	.86	%*	.84%	.85%	.84%	.85	%+	.87%
Net investment income	2.35	%*	2.43%	2.68%	2.86%	2.78	%+	3.05%
Portfolio turnover rate	11%	17%	14%	14%	18%	19%

See footnote summary on page 99.

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Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.04	$ 14.65	$ 14.40	$ 14.51	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.12	.25	.28	.30	.30	.33
Net realized and unrealized gain (loss) on investment transactions	– 0	–	(.60)	.25	(.06)	.19	.79

Total from investment operations	.12	(.35)	.53	.24	.49	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.25)	(.28)	(.30)	(.30)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.12)	(.26)	(.28)	(.35)	(.33)	(.37)

Net asset value, end of period	$ 14.04	$ 14.04	$ 14.65	$ 14.40	$ 14.51	$ 14.35

Total Return(a)	.83%	(2.44	) %	3.73%	1.75%	3.47%	8.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$371	$425	$595	$754	$1,118	$3,426
Average net assets (000 omitted)	$406	$506	$692	$920	$2,345	$8,161
Ratio to average net assets of:
Expenses	1.56	%*	1.55%	1.60%	1.58%	1.59	%+	1.60%
Net investment income	1.65	%*	1.73%	1.95%	2.13%	2.09	%+	2.39%
Portfolio turnover rate	11%	17%	14%	14%	18%	19%

See footnote summary on page 99.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30,
2013	2012	2011	2010	2009

Net asset value, beginning of period	$ 14.05	$ 14.66	$ 14.41	$ 14.52	$ 14.35	$ 13.60

Income From Investment Operations
Net investment income†	.12	.25	.29	.31	.30	.32
Net realized and unrealized gain (loss) on investment transactions	– 0	–	(.60)	.25	(.06)	.20	.80

Total from investment operations	.12	(.35)	.54	.25	.50	1.12

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.25)	(.29)	(.31)	(.30)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.01)	– 0	–	(.05)	(.03)	(.04)

Total dividends and distributions	(.12)	(.26)	(.29)	(.36)	(.33)	(.37)

Net asset value, end of period	$ 14.05	$ 14.05	$ 14.66	$ 14.41	$ 14.52	$ 14.35

Total Return(a)	.83%	(2.44	) %	3.77%	1.78%	3.55%	8.39%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$71,731	$81,041	$91,139	$64,599	$63,112	$30,877
Average net assets (000 omitted)	$76,045	$92,988	$76,424	$61,580	$44,917	$21,250
Ratio to average net assets of:
Expenses	1.56	%*	1.55%	1.55%	1.54%	1.55	%+	1.57%
Net investment income	1.66	%*	1.73%	1.97%	2.16%	2.08	%+	2.34%
Portfolio turnover rate	11%	17%	14%	14%	18%	19%

See footnote summary on page 99.

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Financial Highlights

†	Based on average shares outstanding.

*	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	Amount is less than $.005.

See	notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

R. Jay Gerken(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24, 2013. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 6, 2013, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2013 certain information relating to the profitability of the Adviser in 2012 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2013. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 19, 2013, the Board of Directors held an in-person meeting to

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Board’s Consideration of Investment Management Arrangement

discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 19, 2013, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 19, 2013 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 8, 2013. The Independent Directors held a telephonic meeting on October 15, 2013 to discuss the contract renewal materials and supplemental materials. On October 23, 2013, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 24, 2013, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 24, 2013 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a

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Board’s Consideration of Investment Management Arrangement

peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

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Board’s Consideration of Investment Management Arrangement

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2013 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2013. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2011 and 2012, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2013 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is

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Board’s Consideration of Investment Management Arrangement

difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2013 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Board’s Consideration of Investment Management Arrangement

Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

1	The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2	Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.

3	Jones v. Harris at 1427.

4	The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Portfolio	Advisory Fee Based on % of Average Daily Net Assets[4]
International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.
Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%
	The Adviser has proposed extending its 5 basis points advisory fee waiver through October 31, 2014.
U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%
California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)	09/30/12 Net Assets ($MM)	Change ($MM)
Tax-Managed International Portfolio	$3,842.0	$3,456.1		$385.9
International Portfolio	$1,610.1	$1,497.0		$113.1
Emerging Markets Portfolio	$1,192.6	$1,240.9	-$	48.3
U.S. Government Short Duration Portfolio	$52.9	$109.3	-$	56.4
Short Duration Plus Portfolio	$460.7	$625.3	-$	164.6
Intermediate Duration Portfolio	$3,970.2	$4,826.1	-$	855.9
Short Duration California Municipal Portfolio	$69.7	$99.9	-$	30.2
Short Duration Diversified Municipal Portfolio	$274.5	$394.6	-$	120.1
Short Duration New York Municipal Portfolio	$108.5	$133.2	-$	24.7
California Municipal Portfolio	$1,052.7	$1,132.5	-$	79.9
Diversified Municipal Portfolio	$5,547.5	$5,670.5	-$	123.0
New York Municipal Portfolio	$1,644.5	$1,837.6	-$	193.1

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’

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negotiations with the Adviser. Set forth in the table below is the impact in percentage terms of the advisory fee schedule changes made since October 2004 for each Portfolio. The estimated fees are based on September 30, 2013 net assets:

Effective Advisory Fees based on October 2004 Fee Schedule vs. Current Fee Schedule
Portfolio	October 2004	Current	Difference
Tax-Managed International Portfolio	0.926%	0.820%[5]	-0.106%
International Portfolio	0.962%	0.847%[5]	-0.115%
Emerging Markets Portfolio	1.230%	1.105%[5]	-0.125%
U.S. Government Short Duration Portfolio	0.500%	0.450%	-0.050%
Short Duration Plus Portfolio	0.500%	0.450%	-0.050%
Intermediate Duration Portfolio	0.463%	0.450%	-0.013%
Short Duration California Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration Diversified Municipal Portfolio	0.500%	0.450%	-0.050%
Short Duration New York Municipal Portfolio	0.500%	0.450%	-0.050%
California Municipal Portfolio	0.497%	0.497%	0.000%
Diversified Municipal Portfolio	0.459%	0.431%	-0.028%
New York Municipal Portfolio	0.480%	0.480%	-0.000%

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ended March 31, 2013:

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio[6]
Tax-Managed International Portfolio	Private Client Class A Class B Class C	1.11 2.23 3.05 2.96	% % % %

International Portfolio	Private Client Class A Class B Class C	1.15 1.98 2.71 2.69	% % % %

Emerging Markets Portfolio	Private Client	1.43%

U.S. Government Short Duration Portfolio	Private Client	0.70%

Short Duration Plus Portfolio	Private Client Class A Class B Class C	0.61 0.93 1.27 1.12	% % % %

5	The estimated advisory fees include the 5 basis points advisory fee waiver effective through October 31, 2014.

6	Annualized.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Portfolio	Semi-Annual Period Ending 03/31/13 Total Expense Ratio
Intermediate Duration Portfolio	Private Client	0.57%

Short Duration California Municipal Portfolio	Private Client	0.68%

Short Duration Diversified Municipal Portfolio	Private Client	0.62%

Short Duration New York Municipal Portfolio	Private Client	0.65%

California Municipal Portfolio	Private Client Class A Class B Class C	0.63 0.85 1.57 1.55	% % % %

Diversified Municipal Portfolio	Private Client Class A Class B Class C	0.56 0.77 1.48 1.47	% % % %

New York Municipal Portfolio	Private Client Class A Class B Class C	0.61 0.84 1.55 1.54	% % % %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.7 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedules been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2013 net assets.8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	$3,842.0	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.407%	0.820%

International Portfolio	$1,610.1	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.418%	0.847%

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Emerging Markets Portfolio	$1,192.6	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.105%

U.S. Government Short Duration Portfolio[9]	$52.9	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.238%	0.450%

Short Duration Plus Portfolio	$460.7	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.154%	0.450%

Intermediate Duration Portfolio	$3,970.2	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.450%

Short Duration California Municipal Portfolio	$69.7	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.229%	0.450%

Short Duration Diversified Municipal Portfolio	$274.5	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.173%	0.450%

9	The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Short Duration New York Municipal Portfolio	$108.5	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.215%	0.450%

California Municipal Portfolio	$1,052.7	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.497%

Diversified Municipal Portfolio	$5,547.5	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,644.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.480%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.10

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory fee schedules of most ABMF funds in existence at the time of the settlement were affected by the AoD, which contemplate eight categories with almost all of the ABMF funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are the effective advisory fees of the Portfolios based on the investment advisory fees schedules of the ABMF funds and what would have

10	Group peers selected by Lipper from the 2013 Lipper 15(c) Report.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	NYAG Category	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
Tax-Managed International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.715%	0.820%

International Portfolio	International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.847%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.105%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.481%	0.450%

Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.497%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.418%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.480%

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Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2013 net assets:

Portfolio	ABMF Fund	ABMF Fee Schedule	ABMF Effective Fee	Portfolio Advisory Fee
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.981%	0.847%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.992%	1.105%

Emerging Markets Portfolio	Emerging Markets Equity Portfolio	117.5 bp on 1st $1 billion 105 bp on next $1 billion 100 bp on next $1 billion 90 bp on next $3 billion 85 bp on the balance	1.155%	1.105%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) – Intermediate Duration Institutional Portfolio[11]	50 bp on 1st 1 billion 45 bp on the balance	0.463%	0.450%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg funds that have a somewhat similar investment style as the Emerging Markets Portfolio:

Portfolio	Luxembourg Fund	Luxembourg Fee[12]
Emerging Markets Portfolio	Emerging Markets Growth Class A Class I (Institutional)	1.70% 0.90%

	Emerging Markets Value Class A Class I (Institutional)	1.75% 0.95%

11	It should be noted that SCB II’s fund expenses are capped at 0.45%.

12	Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	117

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services.

The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

Portfolio	ITM Mutual Fund	Distributor	Fee
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Equity Fund[13],[14]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2013 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee (%)	Portfolio Advisory Fee (%)
International Portfolio	Client #1	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.578%	0.847%

Emerging Markets Portfolio	Client #2	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.479%	1.105%

Intermediate Duration Portfolio	Client #3	0.29% on the first $100 million 0.20% on the balance	0.202%	0.450%

Diversified Municipal Portfolio	Client #4	0.16% on the first $40 million 0.15% on the next $40 million 0.14% on the next $40 million 0.13% on the balance (aggregated with other client accounts)	0.130%	0.431%

13	The ITM fund has an additional Fund of Funds fee of 0.10% paid to its manager, Sumitomo Trust Bank, in addition to the AllianceBernstein fee.

14	The ITM fund is privately placed or institutional.

118	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.15 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,16 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)17 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

15	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

16	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

17	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	119

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,18 and for certain Portfolios, a similar but not the same Lipper investment classification/objective. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.19

Contractual management fees on a pro-forma basis are also shown for Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio to show the effect of the 5 basis points investment advisory fee waiver on the Portfolios’ comparisons to their Lipper peers.

Portfolio	Contractual Management Fee (%)	Lipper Exp. Group Median (%)	EG Rank
Tax-Managed International Portfolio[20]	0.870	0.858	7/12
Pro-forma	0.820	0.858	5/12

International Portfolio[20]	0.898	0.880	9/14
Pro-forma	0.848	0.880	5/14

Emerging Markets Portfolio	1.159	1.200	8/17
Pro-forma	1.109	1.200	7/17

U.S. Government Short Duration Portfolio	0.450	0.462	6/16
Short Duration Plus Portfolio	0.450	0.440	9/16
Intermediate Duration Portfolio	0.449	0.459	8/17
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.463	6/12
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.497	0.479	10/14
Diversified Municipal Portfolio	0.435	0.430	10/16
New York Municipal Portfolio[21]	0.480	0.472	10/15

18	At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

19	Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

20	On July 9, 2013 Lipper changed its investment classification for Tax-Managed International Portfolio and International Portfolio from International Multi-Cap Core (“IMLC”) to International Multi-Cap Growth (“IMLG”). However, at the request of the Senior Officer and the Adviser, Lipper considered the IMLC universe to select both Portfolios’ expense and performance groups.

21	Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

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Set forth below is a comparison of the Portfolios’ total expense ratios to the medians of the Portfolios’ EGs and EU. The Portfolios’ rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Tax-Managed International Portfolio	1.112	1.250	2/12	1.240	45/132
International Portfolio	1.160	1.269	3/14	1.240	50/132
Emerging Markets Portfolio	1.444	1.533	6/17	1.458	133/274
U.S. Government Short Duration Portfolio	0.681	0.720	6/16	0.684	22/44
Short Duration Plus Portfolio	0.622	0.727	6/16	0.633	70/145
Intermediate Duration Portfolio	0.568	0.785	2/17	0.685	109/343
Short Duration California Municipal Portfolio[23]	0.669	0.669	5/9	0.629	10/16
Short Duration Diversified Municipal Portfolio	0.595	0.617	5/12	0.595	30/59
Short Duration New York Municipal Portfolio[23]	0.639	0.601	6/9	0.629	9/16
California Municipal Portfolio[23]	0.632	0.668	6/15	0.647	103/228
Diversified Municipal Portfolio	0.557	0.703	2/16	0.617	43/117
New York Municipal Portfolio[23]	0.609	0.659	5/15	0.622	64/137

Based on this analysis, considering pro-forma information where possible, except for Short Duration New York Municipal Portfolio, U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio, the Portfolios have a more favorable ranking on a total expense ratio basis than on a contractual management fee basis; Short Duration New York Municipal Portfolio has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis; U.S. Government Short Duration Portfolio and Short Duration California Municipal Portfolio have equally favorable rankings on a contractual management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

22	The total expense ratios are for the most recently completed fiscal year Private Client Class.

23	Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	121

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Managed International Portfolio and International Portfolio, the Adviser’s profitability, excluding administrating and servicing fees decreased for the Portfolios during calendar year 2012, relative to 2011.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:24

Portfolio	Shareholder Servicing Agreement Fee
Tax-Managed International Portfolio	$8,996,087
International Portfolio	$3,865,628
Emerging Markets Portfolio	$3,258,103
U.S. Government Short Duration Portfolio	$126,795
Short Duration Plus Portfolio	$544,248
Intermediate Duration Portfolio	$4,944,151
Short Duration California Municipal Portfolio	$103,813
Short Duration Diversified Municipal Portfolio	$437,015
Short Duration New York Municipal Portfolio	$148,340
California Municipal Portfolio	$1,026,677
Diversified Municipal Portfolio	$4,839,804
New York Municipal Portfolio	$1,541,811

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the retail class shares of the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”) for providing such services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

24	The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

122	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Certain of the Portfolios have retail class shares. As of September 30, 2013, with respect to Tax-Managed International Portfolio and International Portfolio, the retail classes make up a small percentage of each of those Portfolios’ total net assets:

Portfolio	09/30/13 Total Retail as % of Net Assets
Tax-Managed International Portfolio	0.1%
International Portfolio	0.5%
Short Duration Plus Portfolio	14.1%
California Municipal Portfolio	14.1%
Diversified Municipal Portfolio	23.0%
New York Municipal Portfolio	18.2%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $19 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2012:

Portfolio	Amount Received
Tax-Managed International Portfolio	$139
International Portfolio	$238
Short Duration Plus Portfolio	$3,881
California Municipal Portfolio	$0
Diversified Municipal Portfolio	$0
New York Municipal Portfolio	$1,257

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2012:

Portfolio	12b-1 Fee Received	CDSC Received
Tax-Managed International Portfolio	$14,310	$0
International Portfolio	$61,549	$1,507
Short Duration Plus Portfolio	$452,043	$4,152
California Municipal Portfolio	$490,944	$859
Diversified Municipal Portfolio	$3,366,085	$110,792
New York Municipal Portfolio	$1,402,236	$26,746

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	123

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received the following net fees from the Portfolios during the fiscal year ended September 30, 2012:25

Portfolio	ABIS Fee
Tax-Managed International Portfolio[26]	$17,981
International Portfolio[26]	$17,707
Short Duration Plus Portfolio	$33,848
California Municipal Portfolio	$17,997
Diversified Municipal Portfolio	$57,627
New York Municipal Portfolio	$30,186

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”), and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and therefore did not pay commissions for such transactions during the fiscal year ended September 30, 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes

25	The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balances that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the fiscal year ended September 30, 2012, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26	Effective February 25, 2013, ABIS waived the $18,000 minimum charge for the Portfolio.

124	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,27 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.30

27	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

28	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

30	There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	125

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios31 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)32 for the periods ended July 31, 2013.33 Also shown are the gross performance rankings of the Portfolios.

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Tax-Managed International Portfolio[34]
1 year	24.34	24.59	23.32	7/12	116/248
3 year	5.95	10.02	9.14	12/12	193/206
5 year	-2.79	4.28	1.86	10/10	172/173
10 year	5.03	10.26	8.68	7/7	70/70

International Portfolio[34]
1 year	24.14	24.49	23.32	8/14	117/248
3 year	5.94	9.17	9.14	13/14	193/206
5 year	-2.96	2.37	1.86	11/11	172/173
10 year	5.19	10.26	8.68	9/9	70/70

Emerging Markets Portfolio
1 year	4.65	6.35	5.43	12/17	261/455
3 year	-0.31	3.89	2.74	14/16	223/283
5 year	-0.46	2.65	1.38	15/15	161/203
10 year	14.25	14.82	13.94	8/12	45/102

U.S. Government Short Duration Portfolio
1 year	-0.14	0.32	0.34	14/16	52/58
3 year	0.93	1.44	1.35	13/16	42/55
5 year	2.12	2.45	2.87	11/15	36/49
10 year	2.82	3.02	3.25	11/13	35/42

31	The gross performance returns are for the Private Client class shares of the Portfolios.

32	The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

33	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

34	As previously mentioned, Lipper changed the Portfolio’s investment objective/classification from IMLC to IMLG on July 9, 2013. However, at the request of the Senior Officer and the Adviser, Lipper compared the Portfolio to IMLC peers.

126	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Short Duration Plus Portfolio
1 year	0.20	1.86	1.59	16/16	197/210
3 year	1.22	2.72	2.57	15/15	162/174
5 year	2.53	4.13	3.71	13/14	120/140
10 year	2.57	3.75	3.74	10/10	88/91

Intermediate Duration Portfolio
1 year	-1.16	0.49	-0.14	17/17	402/498
3 year	3.99	4.69	4.49	16/16	343/448
5 year	6.66	7.16	6.73	9/14	196/373
10 year	5.66	5.96	5.61	9/12	119/248

Short Duration California Municipal Portfolio
1 year	0.45	0.45	0.46	4/7	11/15
3 year	1.13	3.11	1.98	7/7	10/14
5 year	2.02	4.19	3.70	6/6	9/13
10 year	2.56	3.93	3.97	4/4	6/6

Short Duration Diversified Municipal Portfolio
1 year	0.46	0.71	0.70	9/12	57/72
3 year	1.42	1.77	1.68	10/12	46/68
5 year	2.17	2.47	2.59	7/9	34/50
10 year	2.70	2.76	2.95	5/7	25/37

Short Duration New York Municipal Portfolio
1 year	0.76	0.50	-0.13	1/3	1/6
3 year	1.46	1.46	2.50	2/3	4/5
5 year	2.12	2.22	4.09	3/3	5/5
10 year	2.67	2.75	3.65	3/3	5/5

California Municipal Portfolio
1 year	-1.00	-1.00	-0.89	2/3	21/29
3 year	3.03	4.12	3.94	3/3	26/28
5 year	4.30	4.87	4.81	3/3	24/24
10 year	4.11	4.81	4.33	3/3	18/23

Diversified Municipal Portfolio
1 year	-0.66	-0.83	-1.08	5/16	33/138
3 year	2.98	3.91	3.70	15/15	111/117
5 year	4.25	5.15	5.07	15/15	82/91
10 year	4.13	4.69	4.54	11/11	60/67

New York Municipal Portfolio
1 year	-0.70	-0.74	-1.23	1/3	3/21
3 year	2.88	3.35	3.42	3/3	19/20
5 year	4.23	4.77	4.78	3/3	15/18
10 year	4.14	4.39	4.42	3/3	15/16

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	127

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)35 versus their benchmarks.36

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Tax-Managed International Portfolio	22.97	4.77	-3.88	3.83	5.79
MSCI EAFE Index[37]	23.48	8.61	1.05	7.97	6.10
Inception Date: June 22,1992

International Portfolio	22.71	4.71	-4.09	3.94	2.84
MSCI EAFE Index	23.48	8.61	1.05	7.97	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	3.15	-1.74	-1.90	12.51	7.29
MSCI Emerging Markets Index	1.95	1.01	0.55	13.10	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	-0.82	0.26	1.45	2.08	4.45
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: January 3, 1989

Short Duration Plus Portfolio	-0.42	0.60	1.90	1.91	4.54
Bank of America / Merrill Lynch 1-3 Year Treasury Index	0.25	0.78	1.85	2.66	5.09
Inception Date: December 12, 1988

Intermediate Duration Portfolio	-1.50	3.50	6.12	5.08	6.50
Barclays Capital U.S. Aggregate Bond Index	-1.91	3.19	5.23	4.89	6.88
Inception Date: January 17, 1989

Short Duration California Municipal Portfolio	-0.22	0.47	1.36	1.83	2.69
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	-0.14	0.81	1.55	2.04	2.93
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

35	The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

36	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

37	Benchmark since inception performance is as of the closest month end after the Portfolio’s actual inception date.

128	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

	Periods Ending July 31, 2013 Annualized Net Performance (%)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)
Short Duration New York Municipal Portfolio	0.11	0.82	1.48	1.98	2.78
Barclays Capital 1 Year Municipal Bond Index[37]	0.63	0.95	1.83	2.28	3.31
Inception Date: October 3, 1994

California Municipal Portfolio	-1.63	2.38	3.64	3.45	4.65
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.33
Inception Date: August 6, 1990

Diversified Municipal Portfolio	-1.21	2.41	3.67	3.53	4.89
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

New York Municipal Portfolio	-1.30	2.26	3.59	3.50	4.90
Barclays Capital 5 Year GO Municipal Index[37]	-0.16	2.64	4.46	4.09	5.43
Inception Date: January 9, 1989

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. The Senior Officer recommended that the Directors continue their discussions with the Adviser to reduce the total expense ratios of the retail classes of Tax-Managed International Portfolio and International Portfolio. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	129

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

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Discovery Value Fund

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Fixed Income (continued)

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Closed-End Funds

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We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

130	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	131

NOTES

132	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0314

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2014

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) (212) 486-5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2014

On the following pages, you will find the 2014 Semi-Annual Report for the Overlay Portfolios* of the Sanford C. Bernstein Fund, Inc. (collectively the “Portfolios” and individually a “Portfolio”). The Semi-Annual Report covers the six-month period ended March 31, 2014 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global developed-market stock performance was strong for the 12-month period ended March 31, 2014. Driving these results were continuing central-bank accommodation, brighter economic signals, and improved investor sentiment about most risk assets—at least until the final quarter of the period. Emerging-market stocks, however, were an outlier, posting modestly negative returns. Their results reflected slower-growing economies and a dose of geopolitical turmoil, including the Ukraine-Russia confrontation at the end of the period. Our Portfolios are diversified by sector and by style, given our perception of widespread global opportunities and reasonable stock valuations.

Bonds, both taxable and municipal, ended the 12-month period essentially flat, though most yields moved up in an uneven pattern. Indeed, the yields for several maturities and credit ratings turned sharply downward in the first quarter of 2014. With yields still low by historical standards and most economic signs pointing to continued recovery, we believe that rates are poised to resume rising—at a slow, measured pace—in the period ahead, and we have assembled our Portfolios accordingly. While our research on both stocks and bonds is bottom-up, company-by-company and security-by-security, we hope to take advantage of what we see as a general economic tailwind.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor, by calling 212.756.4097 or visit www.bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary. Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes.

(Portfolio Manager Commentary continued on next page)

2014 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts (including futures contracts on individual securities and stock indexes) or shares of ETFs. These options transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios’ portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain asset classes may also be achieved through investment in the AllianceBernstein Pooling Portfolios—Multi-Asset Real Return Portfolio. The Adviser may use other AllianceBernstein Mutual Funds, in addition to or instead of that in the preceding sentence.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosure

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association/National Association of Real Estate Investment Trusts (“EPRA/NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The Barclays 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Barclays 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE Index, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1–10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1–10 Year Municipal Bond Index. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to global stocks, the FTSE EPRA/NAREIT Developed RE Index represents the allocation to real estate, the Barclays 1–10 Year Municipal Bond Index, the Barclays 5-Year GO Municipal Bond Index and the Barclays U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and

Disclosures & Risks continued on next page

2014 Semi-Annual Report	3

Disclosures and Risks (continued)

high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolios’ investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and ETFs may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk: In the case of investments in mortgage-related securities, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than

Disclosures & Risks continued on next page

2014 Semi-Annual Report	5

Disclosures and Risks (continued)

is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent a portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. The Portfolios may invest in the municipal securities of Puerto Rico and other U.S. territories, which are exempt from federal, state, and where applicable, local income taxes. Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico’s challenging economic and fiscal environment, many ratings organizations have downgraded a number of municipal securities issued in Puerto Rico or placed them on a “negative watch.” If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality, and performance of the Portfolio could be adversely affected.

Tax Risk: There is no guarantee that all of the Portfolio’s municipal bond income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

These risks are more fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown on pages 8–9 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current

Disclosures & Risks continued on next page

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2014 Semi-Annual Report	7

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

THROUGH MARCH 31, 2014	CLASS	PAST SIX MONTHS		PAST 12 MONTHS		SINCE INCEPTION		INCEPTION DATE
Overlay A Portfolio	1 2	6.00 6.07	% %	12.32 12.58	% %	8.88 9.09	% %	2/8/2010
Composite Benchmark		7.85%		13.40%		12.80%
S&P 500 Index		12.51%		21.86%		17.27%
Tax-Aware Overlay A Portfolio	1	6.17%		13.68%		8.33%		2/8/2010
Return after taxes on Distributions*		6.00%		13.51%		8.07%
Return after taxes on Distributions and sale of shares*		3.62%		7.88%		6.60%
	2	6.33%		13.94%		8.56%
Return after taxes on Distributions*		6.13%		13.72%		8.27%
Return after taxes on Distributions and sale of shares*		3.75%		8.06%		6.78%
Composite Benchmark		8.71%		15.67%		12.74%
S&P 500 Index		12.51%		21.86%		17.27%
Overlay B Portfolio	1 2	3.33 3.39	% %	3.98 4.05	% %	5.82 5.95	% %	2/8/2010
Composite Benchmark		4.11%		5.09%		7.40%
Barclays Global Aggregate Bond Index (U.S. dollar hedged)		2.26%		1.32%		3.97%
Tax-Aware Overlay B Portfolio	1	3.56%		4.57%		5.55%		2/8/2010
Return after taxes on Distributions*		1.05%		2.04%		4.70%
Return after taxes on Distributions and sale of shares*		3.10%		3.68%		4.27%
	2	3.58%		4.77%		5.71%
Return after taxes on Distributions*		1.05%		2.22%		4.85%
Return after taxes on Distributions and sale of shares*		3.16%		3.85%		4.42%
Composite Benchmark		4.47%		6.21%		7.04%
Barclays 5-Year GO Municipal Bond Index		1.74%		0.86%		3.10%
Tax-Aware Overlay C Portfolio	1	3.37%		4.29%		5.43%		2/8/2010
Return after taxes on Distributions*		0.90%		1.80%		4.55%
Return after taxes on Distributions and sale of shares*		2.92%		3.45%		4.13%
	2	3.47%		4.49%		5.58%
Return after taxes on Distributions*		0.98%		1.96%		4.69%
Return after taxes on Distributions and sale of shares*		3.03%		3.61%		4.28%
Composite Benchmark		4.47%		6.21%		7.04%
Barclays 5-Year GO Municipal Bond Index		1.74%		0.86%		3.10%
Tax-Aware Overlay N Portfolio	1	3.52%		4.54%		5.34%		2/8/2010
Return after taxes on Distributions*		0.99%		1.99%		4.44%
Return after taxes on Distributions and sale of shares*		2.99%		3.57%		4.05%
	2	3.53%		4.65%		5.49%
Return after taxes on Distributions*		0.98%		2.07%		4.58%
Return after taxes on Distributions and sale of shares*		3.05%		3.69%		4.19%
Composite Benchmark		4.47%		6.21%		7.04%
Barclays 5-Year GO Municipal Bond Index		1.74%		0.86%		3.10%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.19% and 0.99% for Overlay A; 1.15 % and 0.95% for Tax-Aware Overlay A; 0.88% and 0.73% for Overlay B; 0.84% and 0.69% for Tax-Aware Overlay B; 0.88% and 0.73% for Tax-Aware Overlay C; and 0.89% and 0.74% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same.

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index. The

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 3–7.

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Growth of $25,000*	Growth of $25,000*

Growth of $25,000*	Growth of $25,000*

Growth of $25,000*	Growth of $25,000*

The Composite Benchmark for Overlay A is 47.6% S&P 500 Index, 17% MSCI EAFE Index, 3.4% MSCI EM Index, 12% FTSE EPRA/NAREIT Developed RE, 20% Barclays U.S. Aggregate Bond Index. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500 Index, 20% MSCI EAFE Index, 4% MSCI EM Index, 20% Barclays 1-10 Year Municipal Bond Index. The Composite Benchmark for Overlay B is 18.9% S&P 500 Index, 6.75% MSCI EAFE Index, 1.35% MSCI EM Index, 3% FTSE EPRA/NAREIT Developed RE Index, 70% Barclays U.S. Aggregate Bond Index.

The Composite Benchmark for Tax Aware Overlay B, C and N is 21% S&P 500 Index, 7.5% MSCI EAFE Index, 1.5% MSCI EM Index, 70% Barclays 1-10 Year Municipal Bond Index.

*	Each chart shows the growth of $25,000 since inception to the period ended March 31, 2014

See Disclosures, Risks and Note about Historical Performance on pages 3–7.

2014 Semi-Annual Report	9

Expense Example—March 31, 2014 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2013	ENDING ACCOUNT VALUE MARCH 31, 2014	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,060.00	$5.91	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%
Class 2
Actual	$1,000	$1,060.70	$4.88	0.95%
Hypothetical**	$1,000	$1,020.19	$4.78	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,061.70	$5.81	1.13%
Hypothetical**	$1,000	$1,019.30	$5.69	1.13%
Class 2
Actual	$1,000	$1,063.30	$4.78	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%

Overlay B
Class 1
Actual	$1,000	$1,033.30	$4.36	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class 2
Actual	$1,000	$1,033.90	$3.60	0.71%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,035.60	$4.26	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class 2
Actual	$1,000	$1,035.80	$3.50	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,033.70	$4.41	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class 2
Actual	$1,000	$1,034.70	$3.65	0.72%
Hypothetical**	$1,000	$1,021.34	$3.63	0.72%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,035.20	$4.52	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
Class 2
Actual	$1,000	$1,035.30	$3.75	0.74%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2014 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	49.6%	58.3%
Developed International	19.1%	22.3%
Emerging Markets	3.5%	4.1%

Real Assets	11.9%	0.0%

Global Bond
US	2.0%	16.5%
Developed International	13.7%	0.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	19.6%	21.8%
Developed International	7.5%	8.3%
Emerging Markets	1.3%	1.5%

Real Assets	3.1%	0.0%

Global Bond
US	17.7%	70.8%
Developed International	51.0%	0.0%

PORTFOLIO BREAKDOWN*	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	21.9%	21.8%
Developed International	8.3%	8.4%
Emerging Markets	1.5%	1.5%

Global Bond
US	70.7%	70.6%

*	All data are as of March 31, 2014. The Fund’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or great than 100% in light of the leveraging effect of the derivative transactions.

2014 Semi-Annual Report	11

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2014 (Unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS–61.9%
Financials–13.2%
Capital Markets–0.7%
Affiliated Managers Group, Inc.(a)	21,470	$4,295,073
China Cinda Asset Management Co., Ltd.–Class H(a)	51,000	29,034
Daiwa Securities Group, Inc.	154,000	1,337,990
Deutsche Bank AG (REG)	33,580	1,505,006
E*Trade Financial Corp.(a)	11,720	269,794
Lazard Ltd.–Class A	6,863	323,179
Macquarie Group Ltd.	43,304	2,335,034
Stifel Financial Corp.(a)	4,860	241,834
UBS AG (REG)(a)	115,341	2,386,790

		12,723,734

Commercial Banks–4.7%
Associated Banc-Corp	13,060	235,864
Banco Bradesco SA (Preference Shares)	17,000	233,684
Banco do Brasil SA	120,900	1,214,862
Bangkok Bank PCL (NVDR)	37,500	206,734
Bank Hapoalim BM	130,200	743,313
Bank Mandiri Persero Tbk PT	349,000	293,945
Bank of America Corp.	813,100	13,985,320
CapitalSource, Inc.	16,310	237,963
China Construction Bank Corp.–Class H	950,000	666,844
China Merchants Bank Co., Ltd.–Class H	109,000	198,562
CIT Group, Inc.	134,500	6,593,190
Citigroup, Inc.	190,700	9,077,320
Comerica, Inc.	6,860	355,348
Credicorp Ltd.	2,240	308,941
Danske Bank A/S	34,400	957,173
DGB Financial Group, Inc.	14,800	214,562
First Niagara Financial Group, Inc.	30,000	283,500
First Republic Bank/CA	5,080	274,269
Grupo Financiero Banorte SAB de CV–Class O	61,674	417,081
Grupo Financiero Santander Mexico SAB de CV (ADR)–Class B	14,020	172,306
Hang Seng Bank Ltd.	69,300	1,103,746
HDFC Bank Ltd. (ADR)	9,400	385,682
Huntington Bancshares, Inc./OH	34,560	344,563
Iberiabank Corp.	3,420	239,913
ICICI Bank Ltd.	5,820	121,620
ICICI Bank Ltd. (Sponsored ADR)	2,410	105,558
Industrial & Commercial Bank of China Ltd.–Class H	1,149,000	708,335
JPMorgan Chase & Co.(b)	108,800	6,605,248
Kasikornbank PCL (NVDR)	53,300	293,312
KB Financial Group, Inc.	7,000	245,609
KBC Groep NV	23,290	1,434,338
Komercni Banka AS	1,700	406,224
Company	Shares	U.S. $ Value
Lloyds Banking Group PLC(a)	1,680,313	2,102,104
Mitsubishi UFJ Financial Group, Inc.	260,500	1,434,516
Popular, Inc.(a)	9,820	304,322
Resona Holdings, Inc.	211,000	1,019,663
Sberbank of Russia (Sponsored ADR)	51,332	501,514
Seven Bank Ltd.	127,000	498,398
Shinhan Financial Group Co., Ltd.	2,780	123,005
Signature Bank/New York NY(a)	2,160	271,274
Societe Generale SA	37,773	2,325,138
State Bank of India	3,370	108,317
Sumitomo Mitsui Financial Group, Inc.	18,600	797,269
Susquehanna Bancshares, Inc.	16,880	192,263
SVB Financial Group(a)	2,260	291,043
Toronto-Dominion Bank (The)	9,960	466,962
UniCredit SpA	328,060	2,998,807
US Bancorp/MN	165,300	7,084,758
Webster Financial Corp.	6,840	212,450
Wells Fargo & Co.	317,100	15,772,554
Westpac Banking Corp.	7,530	242,109
Zions Bancorporation	10,990	340,470

		85,751,865

Consumer Finance–1.1%
American Express Co.(b)	106,300	9,570,189
Capital One Financial Corp.	120,200	9,274,632
Muthoot Finance Ltd.	68,427	199,967
Shriram Transport Finance Co., Ltd.	16,710	212,943

		19,257,731

Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	46,100	5,761,117
IG Group Holdings PLC	68,075	712,741
IntercontinentalExchange Group, Inc.	36,700	7,260,361
ORIX Corp.	136,500	1,923,828

		15,658,047

Insurance–4.4%
Admiral Group PLC	140,560	3,346,887
AIA Group Ltd.	452,200	2,150,729
American Financial Group, Inc./OH	6,110	352,608
American International Group, Inc.	243,500	12,177,435
Aon PLC	88,000	7,416,640
Aspen Insurance Holdings Ltd.	8,410	333,877
Assurant, Inc.	99,500	6,463,520
BB Seguridade Participacoes SA	61,100	676,167
Chubb Corp. (The)	60,200	5,375,860
Everest Re Group Ltd.	31,000	4,744,550
Genworth Financial, Inc.–Class A(a)	388,800	6,893,424
Gjensidige Forsikring ASA	39,960	811,345
Insurance Australia Group Ltd.	144,230	745,967
Lancashire Holdings Ltd.	86,648	988,074
Lincoln National Corp.	239,600	12,140,532
Muenchener Rueckversicherungs AG	12,010	2,624,390
PartnerRe Ltd.	77,720	8,044,020
Prudential PLC	111,250	2,355,657
Reinsurance Group of America, Inc.–Class A	2,940	234,112
Suncorp Group Ltd.	52,321	626,146
Topdanmark A/S(a)	26,840	780,946

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Tryg A/S	7,910	$782,435
Unum Group	8,400	296,604
Validus Holdings Ltd.	8,670	326,946

		80,688,871

Real Estate Investment Trusts (REITs)–0.6%
American Tower Corp.	88,200	7,220,934
BioMed Realty Trust, Inc.	9,400	192,606
Camden Property Trust	3,060	206,060
DDR Corp.	13,920	229,402
DiamondRock Hospitality Co.	23,440	275,420
GLP J-Reit	667	670,491
LTC Properties, Inc.	7,550	284,106
Medical Properties Trust, Inc.	22,570	288,670
Mid-America Apartment Communities, Inc.	4,290	292,878
Parkway Properties, Inc./MD	14,750	269,188
STAG Industrial, Inc.	7,620	183,642
Stockland	455	1,585

		10,114,982

Real Estate Management & Development–0.7%
Aeon Mall Co., Ltd.	26,500	678,917
Ayala Land, Inc.	47,500	31,792
BR Malls Participacoes SA	14,600	125,989
China Overseas Land & Investment Ltd.	104,000	269,549
CIFI Holdings Group Co., Ltd.	476,000	93,460
Country Garden Holdings Co., Ltd.	2,162,000	896,835
Daito Trust Construction Co., Ltd.	23,300	2,158,232
Global Logistic Properties Ltd.	1,631,000	3,442,123
Greentown China Holdings Ltd.	67,500	73,358
Hang Lung Group Ltd.	42,000	211,448
Hang Lung Properties Ltd.	571,000	1,643,661
KWG Property Holding Ltd.	380,500	209,853
Lend Lease Group	125,070	1,377,388
LPN Development PCL	81,700	40,296
Mitsubishi Estate Co., Ltd.	55,000	1,306,010
Pruksa Real Estate PCL	138,000	86,356
Shimao Property Holdings Ltd.	58,000	127,682
Supalai PCL	80,200	44,006

		12,816,955

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(a)	1,600	35,936
Housing Development Finance Corp.	121,350	1,790,405

		1,826,341

		238,838,526

Consumer Discretionary–11.6%
Auto Components–0.5%
Cie Generale des Etablissements Michelin–Class B	14,424	1,803,213
Dana Holding Corp.	15,190	353,471
GKN PLC	170,390	1,110,223
Hyundai Mobis	1,100	326,368
Lear Corp.	4,380	366,694
Plastic Omnium SA	15,256	565,672
Company	Shares	U.S. $ Value
Tenneco, Inc.(a)	5,710	331,580
TRW Automotive Holdings Corp.(a)	4,020	328,112
Valeo SA	20,540	2,892,718
Xingda International Holdings Ltd.	64,000	32,228

		8,110,279

Automobiles–1.2%
Ford Motor Co.	701,800	10,948,080
Honda Motor Co., Ltd.	31,400	1,104,861
Hyundai Motor Co.	2,030	479,996
Hyundai Motor Co. (Preference Shares)	10,020	1,281,624
Kia Motors Corp.	6,540	365,468
Nissan Motor Co., Ltd.	175,500	1,564,289
Tata Motors Ltd. (Sponsored ADR)	10,030	355,162
Tata Motors Ltd.–Class A	13,720	46,594
Thor Industries, Inc.	5,390	329,114
Toyota Motor Corp.	67,600	3,812,221
Volkswagen AG (Preference Shares)	5,820	1,509,100

		21,796,509

Distributors–0.0%
LKQ Corp.(a)	14,760	388,926

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	26,000	160,423
Bright Horizons Family Solutions, Inc.(a)	6,003	234,777
Estacio Participacoes SA	217,800	2,194,319
Grand Canyon Education, Inc.(a)	7,140	333,438
Kroton Educacional SA	78,600	1,728,576

		4,651,533

Hotels, Restaurants & Leisure–1.1%
Ajisen China Holdings Ltd.	126,000	114,885
DineEquity, Inc.	2,700	210,789
McDonald’s Corp.	35,400	3,470,262
Melco Crown Entertainment Ltd. (ADR)(a)	36,450	1,408,792
Merlin Entertainments PLC(a)(c)	102,778	645,976
MGM China Holdings Ltd.	37,600	132,842
Norwegian Cruise Line Holdings Ltd.(a)	9,278	299,401
Sodexo	34,160	3,580,356
Starbucks Corp.	101,300	7,433,394
Tatts Group Ltd.	128,580	346,227
Whitbread PLC	18,455	1,280,988
William Hill PLC	138,298	786,840
Yum! Brands, Inc.	10,160	765,962

		20,476,714

Household Durables–0.2%
Even Construtora e Incorporadora SA	49,600	166,135
Helen of Troy Ltd.(a)	3,320	229,844
Meritage Homes Corp.(a)	5,950	249,186
PulteGroup, Inc.	98,665	1,893,381
Rossi Residencial SA(a)	44,400	35,418
Skyworth Digital Holdings Ltd.	198,000	109,283
Steinhoff International Holdings Ltd.	20,490	99,100

		2,782,347

Internet & Catalog Retail–0.8%
Amazon.com, Inc.(a)	20,100	6,764,052

2014 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
HomeAway, Inc.(a)	8,821	$332,287
priceline.com, Inc.(a)	6,600	7,866,474
Shutterfly, Inc.(a)	1,724	73,580
zulily, Inc.–Class A(a)	1,005	50,441

		15,086,834

Leisure Equipment & Products–0.5%
Hasbro, Inc.	66,300	3,687,606
Polaris Industries, Inc.	40,580	5,669,432

		9,357,038

Media–3.5%
British Sky Broadcasting Group PLC	24,680	375,656
CBS Corp.–Class B	150,500	9,300,900
Cineplex, Inc.	10,230	389,304
Comcast Corp.–Class A	197,200	9,863,944
Gannett Co., Inc.	186,890	5,158,164
Liberty Global PLC–Series C(a)	42,040	1,711,448
Naspers Ltd.–Class N	434	47,824
National CineMedia, Inc.	11,484	172,260
Reed Elsevier PLC	92,580	1,414,761
Regal Entertainment Group–Class A	164,620	3,075,102
SKY Perfect JSAT Holdings, Inc.	61,600	330,162
Thomson Reuters Corp.	37,390	1,278,126
Time Warner, Inc.	119,000	7,774,270
Twenty-First Century Fox, Inc.–Class A	138,200	4,418,254
Viacom, Inc.–Class B	101,000	8,583,990
Walt Disney Co. (The)(b)	110,800	8,871,756
Wolters Kluwer NV	46,640	1,314,839

		64,080,760

Multiline Retail–0.5%
Canadian Tire Corp., Ltd.–Class A	5,010	472,359
Macy’s, Inc.	113,300	6,717,557
Myer Holdings Ltd.	113,920	236,034
Next PLC	13,250	1,458,172

		8,884,122

Specialty Retail–2.1%
Cabela’s, Inc.(a)	4,880	319,689
Children’s Place Retail Stores, Inc. (The)	5,840	290,890
Chow Tai Fook Jewellery Group Ltd.	142,947	225,138
Dick’s Sporting Goods, Inc.	7,065	385,820
Fielmann AG	3,130	420,702
Five Below, Inc.(a)	5,664	240,607
GameStop Corp.–Class A	173,630	7,136,193
Home Depot, Inc. (The)	140,400	11,109,852
Lumber Liquidators Holdings, Inc.(a)	3,250	304,850
Mr. Price Group Ltd.	4,040	60,383
Office Depot, Inc.(a)	784,310	3,239,200
Shimamura Co., Ltd.	7,300	631,698
Sports Direct International PLC(a)	120,475	1,711,796
TJX Cos., Inc. (The)	182,100	11,044,365
Tractor Supply Co.	4,170	294,527
Yamada Denki Co., Ltd.	290,500	968,228
Zhongsheng Group Holdings Ltd.	159,000	220,287

		38,604,225

Company	Shares	U.S. $ Value
Textiles, Apparel & Luxury Goods–0.9%
Alpargatas SA (Preference Shares)	18,190	$101,011
Cie Financiere Richemont SA	28,870	2,758,187
Cie Financiere Richemont SA (Johannesburg)	60,849	583,680
Hugo Boss AG	7,301	972,121
Li & Fung Ltd.	1,368,000	2,027,205
LVMH Moet Hennessy Louis Vuitton SA	4,370	791,898
NIKE, Inc.–Class B	98,400	7,267,824
Prada SpA	27,500	213,033
Samsonite International SA	275,600	853,869
Shenzhou International Group Holdings Ltd.	45,000	143,061
Under Armour, Inc.–Class A(a)	2,770	317,553
Yue Yuen Industrial Holdings Ltd.	56,500	184,475

		16,213,917

		210,433,204

Information Technology–9.4%
Communications Equipment–0.4%
Brocade Communications Systems, Inc.(a)	272,950	2,896,000
BYD Electronic International Co., Ltd.(a)	232,000	136,302
F5 Networks, Inc.(a)	37,780	4,028,481
Harris Corp.	4,090	299,224

		7,360,007

Computers & Peripherals–2.1%
Apple, Inc.	36,900	19,805,706
Asustek Computer, Inc.	2,000	19,818
Casetek Holdings Ltd.	25,000	136,663
Catcher Technology Co., Ltd.	183,000	1,328,737
Hewlett-Packard Co.(b)	470,700	15,231,852
Inventec Corp.	444,000	438,276
Lite-On Technology Corp.	85,423	127,710

		37,088,762

Electronic Equipment, Instruments & Components–0.5%
Amphenol Corp.–Class A	68,400	6,268,860
Anixter International, Inc.	2,310	234,511
Arrow Electronics, Inc.(a)	6,300	373,968
Avnet, Inc.	8,120	377,824
CDW Corp./DE	11,800	323,792
Innolux Corp.(a)	137,000	47,158
Insight Enterprises, Inc.(a)	6,930	174,012
Jabil Circuit, Inc.	16,170	291,060
Ju Teng International Holdings Ltd.	152,000	107,825
LG Display Co., Ltd.(a)	12,450	313,047
LG Display Co., Ltd. (ADR)	30,390	379,875
TTM Technologies, Inc.(a)	20,690	174,830
Vishay Intertechnology, Inc.	23,670	352,210
Yageo Corp.(a)	281,000	128,964
Zebra Technologies Corp.–Class A(a)	760	52,752

		9,600,688

Internet Software & Services–1.3%
Baidu, Inc. (Sponsored ADR)(a)	620	94,476
CoStar Group, Inc.(a)	2,196	410,081
Criteo SA (Sponsored ADR)(a)	3,151	127,773

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Cvent, Inc.(a)	5,566	$201,211
eBay, Inc.(a)	100,500	5,551,620
Google, Inc.–Class A(a)	13,700	15,268,787
Pandora Media, Inc.(a)	10,120	306,838
Telecity Group PLC	135,794	1,582,407
Yelp, Inc.(a)	3,262	250,946
Zillow, Inc.–Class A(a)	3,100	273,110

		24,067,249

IT Services–3.0%
Amadeus IT Holding SA–Class A	32,260	1,340,567
Amdocs Ltd.	162,880	7,567,405
Booz Allen Hamilton Holding Corp.	7,340	161,480
Cognizant Technology Solutions Corp.–Class A(a)	149,400	7,561,134
Convergys Corp.	13,730	300,824
Davis & Henderson Corp.	6,700	187,394
Fidelity National Information Services, Inc.	154,900	8,279,405
Fiserv, Inc.(a)	95,400	5,408,226
Fujitsu Ltd.	178,000	1,075,926
Genpact Ltd.(a)	14,120	245,970
HCL Technologies Ltd.	26,950	629,474
MAXIMUS, Inc.	4,220	189,309
Obic Co., Ltd.	28,900	911,976
Tata Consultancy Services Ltd.	40,230	1,441,392
Visa, Inc.–Class A	56,100	12,109,746
Xerox Corp.	541,800	6,122,340

		53,532,568

Semiconductors & Semiconductor Equipment–0.7%
Advanced Semiconductor Engineering, Inc.	379,000	420,602
Advanced Semiconductor Engineering, Inc. (ADR)	32,000	177,600
Cavium, Inc.(a)	4,610	201,595
Entegris, Inc.(a)	18,120	219,433
Intersil Corp.–Class A	20,740	267,961
King Yuan Electronics Co., Ltd.	211,000	175,319
Kinsus Interconnect Technology Corp.	40,000	148,630
Lam Research Corp.(a)	5,550	305,250
Linear Technology Corp.	69,300	3,374,217
Novatek Microelectronics Corp.	103,000	473,433
Samsung Electronics Co., Ltd. (GDR)(c)	4,790	2,379,161
Samsung Electronics Co., Ltd. (GDR) (London)(c)	1,510	952,063
Samsung Electronics Co., Ltd. (Preference Shares)	90	89,656
SK Hynix, Inc.(a)	17,470	592,772
Sumco Corp.	81,000	627,554
Taiwan Semiconductor Manufacturing Co., Ltd.	265,000	1,042,654
Teradyne, Inc.(a)	27,470	546,378
Tokyo Electron Ltd.	12,400	770,667

		12,764,945

Software–1.4%
ANSYS, Inc.(a)	92,800	7,147,456
Aspen Technology, Inc.(a)	5,350	226,626
Concur Technologies, Inc.(a)	2,810	278,387
Dassault Systemes	1,750	204,777
Electronic Arts, Inc.(a)	281,270	8,159,643
FireEye, Inc.(a)	2,663	163,961
Guidewire Software, Inc.(a)	5,701	279,634
Informatica Corp.(a)	7,010	264,838
Microsoft Corp.	166,800	6,837,132
NetSuite, Inc.(a)	2,290	217,161
Oracle Corp. Japan	11,300	512,389
Playtech PLC	19,020	214,725
SAP AG	7,177	582,166
ServiceNow, Inc.(a)	5,548	332,436
Tableau Software, Inc.–Class A(a)	3,889	295,875
Ultimate Software Group, Inc. (The)(a)	1,994	273,178

		25,990,384

		170,404,603

Health Care–6.8%
Biotechnology–1.5%
Actelion Ltd. (REG)(a)	12,110	1,147,644
Arrowhead Research Corp.(a)	3,790	62,232
Biogen Idec, Inc.(a)	29,300	8,961,991
CSL Ltd.	7,130	460,538
Cubist Pharmaceuticals, Inc.(a)	4,095	299,549
Gilead Sciences, Inc.(a)	125,900	8,921,274
Insys Therapeutics, Inc.(a)	1,560	64,631
Intercept Pharmaceuticals, Inc.(a)	287	94,650
Isis Pharmaceuticals, Inc.(a)	1,296	56,000
NPS Pharmaceuticals, Inc.(a)	4,990	149,351
Pharmacyclics, Inc.(a)	1,190	119,262
Puma Biotechnology, Inc.(a)	887	92,372
Quintiles Transnational Holdings, Inc.(a)	107,409	5,453,155
Synageva BioPharma Corp.(a)	1,044	86,621
TESARO, Inc.(a)	2,845	83,870
Theravance, Inc.(a)	3,920	121,285
Vertex Pharmaceuticals, Inc.(a)	32,700	2,312,544

		28,486,969

Health Care Equipment & Supplies–1.2%
Align Technology, Inc.(a)	4,400	227,876
Becton Dickinson and Co.	62,000	7,258,960
HeartWare International, Inc.(a)	2,420	226,948
Intuitive Surgical, Inc.(a)	12,300	5,387,277
Medtronic, Inc.	146,600	9,021,764
Sirona Dental Systems, Inc.(a)	3,190	238,197

		22,361,022

Health Care Providers & Services–0.4%
Acadia Healthcare Co., Inc.(a)	6,784	306,094
Alfresa Holdings Corp.	4,800	313,007
Bangkok Dusit Medical Services PCL–Class F	4,300	17,629
Envision Healthcare Holdings, Inc.(a)	7,282	246,350
Health Net, Inc./CA(a)	105,170	3,576,832
LifePoint Hospitals, Inc.(a)	4,950	270,022
Mednax, Inc.(a)	4,500	278,910
Molina Healthcare, Inc.(a)	7,880	295,973
Premier, Inc.–Class A(a)	5,892	194,141

2014 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	93,700	$211,887
Sonic Healthcare Ltd.	43,150	691,309
Suzuken Co., Ltd./Aichi Japan	13,900	537,702

		6,939,856

Life Sciences Tools & Services–0.2%
Eurofins Scientific SE	10,500	3,138,697
ICON PLC(a)	5,445	258,910

		3,397,607

Pharmaceuticals–3.5%
Akorn, Inc.(a)	10,302	226,644
Allergan, Inc./United States	85,100	10,560,910
Astellas Pharma, Inc.	62,000	736,099
AstraZeneca PLC	6,730	436,285
Daiichi Sankyo Co., Ltd.	49,400	832,413
GlaxoSmithKline PLC	140,630	3,749,946
Glenmark Pharmaceuticals Ltd.	17,634	168,088
Jazz Pharmaceuticals PLC(a)	1,790	248,237
Johnson & Johnson	133,000	13,064,590
Lupin Ltd.	6,936	108,065
Merck & Co., Inc.	60,500	3,434,585
Novartis AG	40,120	3,406,506
Pfizer, Inc.	660,600	21,218,472
Richter Gedeon Nyrt	13,620	237,579
Roche Holding AG	12,450	3,744,508
Sanofi	4,780	499,506
Sun Pharmaceutical Industries Ltd.	56,250	542,630

		63,215,063

		124,400,517

Consumer Staples–6.5%
Beverages–0.9%
Anheuser-Busch InBev NV	12,400	1,305,909
Britvic PLC	38,700	479,028
Carlsberg A/S–Class B	8,620	856,895
Diageo PLC	84,980	2,639,400
Monster Beverage Corp.(a)	100,100	6,951,945
PepsiCo, Inc.	34,300	2,864,050
SABMiller PLC (Johannesburg)	6,170	308,106
SABMiller PLC (London)	18,350	917,541

		16,322,874

Food & Staples Retailing–2.7%
Alimentation Couche Tard, Inc.–Class B	8,350	675,327
Axfood AB	2,270	125,560
Bizim Toptan Satis Magazalari AS	3,460	33,139
Costco Wholesale Corp.	102,800	11,480,704
CVS Caremark Corp.	146,200	10,944,532
Jean Coutu Group PJC, Inc. (The)–Class A	12,600	249,037
Jeronimo Martins SGPS SA	83,253	1,397,043
Koninklijke Ahold NV	85,189	1,711,116
Kroger Co. (The)	283,100	12,357,315
Lawson, Inc.	2,900	205,202
Lenta Ltd. (GDR)(a)(c)	34,204	308,554
Magnit OJSC (Sponsored GDR)(c)	5,840	320,032
Olam International Ltd.	1,797,038	3,182,102
Sprouts Farmers Market, Inc.(a)	8,533	307,444
Sugi Holdings Co., Ltd.	5,400	240,090
Tsuruha Holdings, Inc.	2,400	236,446
Wal-Mart de Mexico SAB de CV	77,770	185,259
Wal-Mart Stores, Inc.	55,600	4,249,508

		48,208,410

Food Products–1.2%
Dean Foods Co.	15,295	236,461
Gruma SAB de CV–Class B(a)	13,700	113,332
Hershey Co. (The)	82,500	8,613,000
JBS SA	31,500	107,730
Keurig Green Mountain, Inc.	3,726	393,428
Mead Johnson Nutrition Co.–Class A	143,400	11,922,276
MHP SA (GDR)(c)	11,680	153,592
Unilever PLC	17,928	766,773

		22,306,592

Household Products–0.2%
Henkel AG & Co. KGaA	25,717	2,586,309
Kimberly-Clark de Mexico SAB de CV–Class A	26,036	69,500
LG Household & Health Care Ltd.	2,902	1,254,582

		3,910,391

Tobacco–1.5%
Altria Group, Inc.	106,500	3,986,295
British American Tobacco PLC	103,990	5,801,159
Gudang Garam Tbk PT	29,000	126,944
Imperial Tobacco Group PLC	38,440	1,554,421
Japan Tobacco, Inc.	117,000	3,672,325
Lorillard, Inc.	47,800	2,585,024
Philip Morris International, Inc.	70,800	5,796,396
Reynolds American, Inc.	54,200	2,895,364

		26,417,928

		117,166,195

Industrials–6.2%
Aerospace & Defense–1.7%
Airbus Group NV	37,500	2,685,785
BAE Systems PLC	33,500	232,725
Boeing Co. (The)	61,000	7,654,890
Hexcel Corp.(a)	9,380	408,405
Lockheed Martin Corp.	28,500	4,652,340
Precision Castparts Corp.	26,800	6,773,968
QinetiQ Group PLC	75,900	286,702
Raytheon Co.	59,200	5,848,368
Safran SA	19,940	1,381,433
Thales SA	7,630	505,945
TransDigm Group, Inc.	1,712	317,062
Zodiac Aerospace	5,950	210,220

		30,957,843

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Air Freight & Logistics–0.3%
Expeditors International of Washington, Inc.	5,910	$234,213
FedEx Corp.	32,800	4,347,968

		4,582,181

Airlines–0.0%
Qantas Airways Ltd.(a)	632,590	649,895
Turk Hava Yollari	49,685	153,004

		802,899

Commercial Services & Supplies–0.2%
Aggreko PLC	7,771	194,679
Babcock International Group PLC	64,570	1,450,014
Edenred	44,835	1,406,452
Steelcase, Inc.–Class A	16,210	269,248

		3,320,393

Construction & Engineering–0.1%
Aecom Technology Corp.(a)	6,030	193,985
Granite Construction, Inc.	4,890	195,258
IRB Infrastructure Developers Ltd.	37,440	65,048
Tutor Perini Corp.(a)	10,070	288,707
URS Corp.	4,880	229,653

		972,651

Electrical Equipment–0.5%
Amara Raja Batteries Ltd.	2,423	16,005
AMETEK, Inc.	5,954	306,571
Eaton Corp. PLC	89,600	6,730,752
General Cable Corp.	7,410	189,770
Sumitomo Electric Industries Ltd.	87,900	1,312,241

		8,555,339

Industrial Conglomerates–0.8%
Alliance Global Group, Inc.	523,500	333,490
Bidvest Group Ltd.	7,780	205,561
Carlisle Cos., Inc.	4,360	345,923
Danaher Corp.(b)	161,900	12,142,500
Hutchison Whampoa Ltd.	77,000	1,022,924
SM Investments Corp.	8,683	136,646
Toshiba Corp.	227,000	962,155

		15,149,199

Machinery–0.5%
Actuant Corp.–Class A	7,040	240,416
Chart Industries, Inc.(a)	2,905	231,093
IDEX Corp.	5,520	402,353
Kennametal, Inc.	5,470	242,321
Komatsu Ltd.	46,900	983,238
Lincoln Electric Holdings, Inc.	5,400	388,854
Middleby Corp. (The)(a)	1,270	335,546
Parker Hannifin Corp.	49,400	5,913,674
Terex Corp.	6,770	299,911
Valmont Industries, Inc.	2,130	317,029

		9,354,435

Marine–0.1%
AP Moeller–Maersk A/S–Class B	115	1,376,407
Kirby Corp.(a)	4,120	417,150
Nippon Yusen KK	292,000	848,061

		2,641,618

Professional Services–0.9%
51job, Inc. (ADR)(a)	1,934	137,797
Bureau Veritas SA	106,802	3,275,740
Capita PLC	145,893	2,667,647
Intertek Group PLC	69,905	3,589,028
Robert Half International, Inc.	8,300	348,185
SGS SA	908	2,239,375
Verisk Analytics, Inc.–Class A(a)	68,600	4,113,256
WageWorks, Inc.(a)	5,224	293,119

		16,664,147

Road & Rail–1.0%
Central Japan Railway Co.	17,000	1,985,785
Con-way, Inc.	7,670	315,083
East Japan Railway Co.	3,300	243,070
Genesee & Wyoming, Inc.–Class A(a)	3,634	353,661
Globaltrans Investment PLC (Sponsored GDR)(c)	10,908	125,878
Localiza Rent a Car SA	15,180	222,114
Ryder System, Inc.	4,300	343,656
Union Pacific Corp.(b)	76,700	14,393,522

		17,982,769

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	52,200	968,300
United Rentals, Inc.(a)	5,100	484,194

		1,452,494

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.–Class H	190,000	216,850

		112,652,818

Energy–3.5%
Energy Equipment & Services–0.8%
Aker Solutions ASA	59,720	929,457
FMC Technologies, Inc.(a)	2,960	154,778
Halliburton Co.	89,000	5,241,210
Helix Energy Solutions Group, Inc.(a)	7,500	172,350
Oceaneering International, Inc.	4,159	298,866
Oil States International, Inc.(a)	1,002	98,797
Pason Systems, Inc.	8,630	218,268
Saipem SpA	38,580	942,309
Schlumberger Ltd.(b)	67,100	6,542,250
Superior Energy Services, Inc.	5,030	154,723

		14,753,008

Oil, Gas & Consumable Fuels–2.7%
BG Group PLC	62,638	1,169,408
Bill Barrett Corp.(a)	12,520	320,512
China Petroleum & Chemical Corp.–Class H	452,800	406,180
Cimarex Energy Co.	1,510	179,856
Concho Resources, Inc.(a)	1,310	160,475
ENI SpA	39,430	988,762
Gazprom OAO (Sponsored ADR)	139,380	1,082,982

2014 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Hess Corp.	204,200	$16,924,096
JX Holdings, Inc.	404,600	1,950,590
KazMunaiGas Exploration Production JSC (GDR)(c)	7,360	103,040
LUKOIL OAO (London) (Sponsored ADR)	11,960	668,863
NovaTek OAO (Sponsored GDR)(c)	3,410	375,100
Oasis Petroleum, Inc.(a)	4,740	197,800
Occidental Petroleum Corp.	107,200	10,215,088
Oil & Natural Gas Corp. Ltd.	17,070	91,247
Petroleo Brasileiro SA (Sponsored ADR)	53,189	737,731
PTT PCL	21,400	194,605
Rosetta Resources, Inc.(a)	6,710	312,552
Royal Dutch Shell PLC–Class B	6,440	251,420
SM Energy Co.	1,910	136,164
Statoil ASA	46,460	1,310,856
Stone Energy Corp.(a)	6,950	291,692
Valero Energy Corp.	194,600	10,333,260

		48,402,279

		63,155,287

Materials–2.5%
Chemicals–1.8%
Arkema SA	12,500	1,414,070
Denki Kagaku Kogyo KK	163,000	558,385
Dow Chemical Co. (The)	70,000	3,401,300
EMS-Chemie Holding AG (REG)	1,140	430,821
Essentra PLC	172,508	2,514,097
Givaudan SA(a)	590	912,584
Huntsman Corp.	14,020	342,368
Hyosung Corp.	3,610	261,157
JSR Corp.	81,700	1,511,517
Koninklijke DSM NV	14,087	966,194
LyondellBasell Industries NV–Class A	78,300	6,964,002
Monsanto Co.	49,200	5,597,484
Nippon Shokubai Co., Ltd.	62,000	734,114
PolyOne Corp.	10,756	394,315
Sherwin-Williams Co. (The)	35,200	6,938,976

		32,941,384

Construction Materials–0.0%
China National Building Material Co., Ltd.–Class H	216,000	217,238
Grasim Industries Ltd. (GDR)(c)	1,831	88,241
West China Cement Ltd.	424,000	47,707

		353,186

Containers & Packaging–0.4%
Avery Dennison Corp.	5,400	273,618
Ball Corp.	121,000	6,632,010
Graphic Packaging Holding Co.(a)	29,870	303,479

		7,209,107

Metals & Mining–0.2%
Commercial Metals Co.	13,370	252,426
Dowa Holdings Co., Ltd.	81,861	682,952
KGHM Polska Miedz SA	1,240	44,715
Korea Zinc Co., Ltd.	180	56,279
MMC Norilsk Nickel OJSC (ADR)	50,840	845,469
Reliance Steel & Aluminum Co.	3,250	229,645
Rio Tinto PLC	17,570	979,839
Steel Dynamics, Inc.	16,590	295,136
Ternium SA (Sponsored ADR)	4,970	147,013
Vale SA (Sponsored ADR) (Local Preference Shares)	12,280	152,886
Vale SA (Sponsored ADR)–Class B	2,940	40,660

		3,727,020

Paper & Forest Products–0.1%
Mondi PLC	56,520	990,437
Nine Dragons Paper Holdings Ltd.	177,000	138,564
Sappi Ltd.(a)	130,140	457,392

		1,586,393

		45,817,090

Telecommunication Services–1.5%
Diversified Telecommunication Services–1.3%
Bezeq The Israeli Telecommunication Corp., Ltd.	268,918	479,374
Deutsche Telekom AG	36,160	586,716
Nippon Telegraph & Telephone Corp.	27,400	1,488,960
Singapore Telecommunications Ltd.	155,000	449,400
Swisscom AG	2,230	1,370,056
TDC A/S	167,100	1,544,781
Telekomunikasi Indonesia Persero TBK PT	772,500	151,001
Telenor ASA	61,120	1,352,759
Telstra Corp., Ltd.	327,970	1,546,524
Verizon Communications, Inc.	262,800	12,501,396
Vivendi SA	83,114	2,313,299
Ziggo NV	10,290	456,973

		24,241,239

Wireless Telecommunication Services–0.2%
China Mobile Ltd.	26,000	238,717
SK Telecom Co., Ltd.	1,250	253,673
StarHub Ltd.	64,000	214,121
Turkcell Iletisim Hizmetleri AS(a)	32,960	184,627
Vodafone Group PLC	785,319	2,887,870

		3,779,008

		28,020,247

Utilities–0.7%
Electric Utilities–0.1%
EDP–Energias de Portugal SA	235,240	1,092,133
Light SA	14,900	123,127
PNM Resources, Inc.	11,990	324,090
Power Assets Holdings Ltd.	81,000	703,046
Westar Energy, Inc.	8,980	315,737

		2,558,133

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Gas Utilities–0.1%
Atmos Energy Corp.	6,700	$315,771
Southwest Gas Corp.	5,270	281,682
UGI Corp.	7,040	321,094

		918,547

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	99,344	1,334,080
China Resources Power Holdings Co., Ltd.	38,000	99,264

		1,433,344

Multi-Utilities–0.4%
DTE Energy Co.	91,700	6,812,393
National Grid PLC	69,850	959,850

		7,772,243

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	16,300	151,578
Cia de Saneamento de Minas Gerais-COPASA	11,400	182,530

		334,108

		13,016,375

Total Common Stocks (cost $915,262,290)		1,123,904,862

INVESTMENT COMPANIES–20.8%
Funds and Investment Trusts–20.8%
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio	25,041,882	215,109,763
iShares MSCI EAFE ETF	502,769	33,770,994
SPDR S&P 500 ETF Trust	686,648	128,430,642

Total Investment Companies (cost $372,856,201)		377,311,399

	Contracts
OPTIONS PURCHASED—PUTS–0.2%
Options on Equity Indices–0.2%
S&P 500 Index Expiration: June 2014, Exercise Price: $1,750.00(a)(d)	2,156	3,568,180

	Notional Amount (000)
Swaptions–0.0%
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.90%, Receive 3-month LIBOR (BBA)(a)	5,740	4,774
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(a)	7,510	1,723
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(a)	18,130	26,876
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(a)	23,590	17,711
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(a)	56,120	201,596

		252,680

Total Options Purchased—Puts (premiums paid $7,641,955)		3,820,860

	Shares
WARRANTS–0.2%
Financials–0.2%
Commercial Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG, expiring 2/11/19(a)	33,830	67,238
Bank of Baroda, JPMorgan Chase Bank, expiring 9/29/14(a)(c)	19,180	230,572
BankMuscat SAOG, Citigroup Global Markets, expiring 2/04/16(a)	26,000	42,686
Canara Bank, Deutsche Bank AG, expiring 1/17/17(a)	7,060	31,103
Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)	11,388	200,174
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	47,424	210,464
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(a)	13,430	165,410
Union Bank of India, Merrill Lynch Intl & Co., expiring 8/20/18(a)	47,470	108,262

		1,055,909

2014 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	114,873	$333,104
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	22,372	284,529

		617,633

Real Estate Management & Development–0.1%
Aldar Properties PJSC, Deutsche Bank AG London, expiring 5/15/17(a)	51,408	48,288
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	370,630	1,004,048

		1,052,336

		2,725,878

Information Technology–0.0%
Semiconductors & Semiconductor Equipment–0.0%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(c)	13,430	454,121

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	314,784	157,392

Industrials–0.0%
Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	56,840	98,975

Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG London, expiring 7/31/17(a)	138,460	52,777

		151,752

Materials–0.0%
Chemicals–0.0%
UPL Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	32,610	$100,077

Total Warrants (cost $2,617,299)		3,589,220

SHORT-TERM INVESTMENTS–16.7%
Investment Companies–16.4%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(e)(f) (cost $296,849,202)	296,849,202	296,849,202

	Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 4/17/14	$4,000	3,999,844
Zero Coupon, 5/01/14	1,000	999,969

Total U.S. Treasury Bills (cost $4,999,813)		4,999,813

Total Short-Term Investments (cost $301,849,015)		301,849,015

Total Investments—99.8% (cost $1,600,226,760)		1,810,475,356

Other assets less liabilities—0.2%		3,564,464

Net Assets—100.0%+		$1,814,039,820

20	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Austrailia Bond Futures	35	June 2014	$3,723,385	$3,750,574	$27,189
10 Yr Canada Bond Futures	35	June 2014	4,100,657	4,113,569	12,912
10 Yr Japan Bond Futures	81	June 2014	113,674,403	113,493,388	(181,015)
Euro BUXL 30 Yr Bond Futures	98	June 2014	17,240,401	17,413,546	173,145
Euro STOXX 50 Futures	406	June 2014	16,790,562	17,339,097	548,535
Euro-BOBL Futures	194	June 2014	33,443,979	33,506,890	62,911
Euro-BUND Futures	167	June 2014	32,782,593	32,987,075	204,482
FTSE 100 Index Futures	76	June 2014	8,313,162	8,290,838	(22,324)
Long GILT Futures	161	June 2014	29,189,748	29,399,076	209,328
SPI 200 Futures	21	June 2014	2,606,834	2,625,772	18,938
TOPIX Index Futures	403	June 2014	47,711,545	46,970,789	(740,756)
U.S. Ultra Bond (CBT) Futures	14	June 2014	1,985,395	2,022,563	37,168

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Sold Contracts
Hang Seng Index Futures	44	April 2014	$6,204,785	$6,279,636	$(74,851)

					$275,662

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	6,967	USD	7,872	5/15/14	$(11,066)
Barclays Bank PLC	USD	2,030	EUR	1,501	5/15/14	38,089
BNP Paribas SA	AUD	42,802	USD	38,149	5/15/14	(1,429,256)
BNP Paribas SA	CAD	22,680	USD	20,466	5/15/14	(28,250)
BNP Paribas SA	GBP	6,175	USD	10,145	5/15/14	(146,025)
BNP Paribas SA	JPY	386,227	USD	3,777	5/15/14	34,044
BNP Paribas SA	NZD	6,716	USD	5,604	5/15/14	(204,734)
BNP Paribas SA	USD	2,525	AUD	2,833	5/15/14	94,661
BNP Paribas SA	USD	2,319	EUR	1,665	5/15/14	(25,803)
BNP Paribas SA	USD	4,486	NZD	5,484	5/15/14	256,966
Citibank, NA	AUD	3,383	USD	3,063	5/15/14	(65,314)
Citibank, NA	GBP	1,820	USD	3,028	5/15/14	(5,307)
Citibank, NA	JPY	88,270	USD	866	5/15/14	10,925
Citibank, NA	USD	15,556	GBP	9,328	5/15/14	(10,220)
Credit Suisse International	CAD	764	USD	695	5/15/14	4,846
Credit Suisse International	GBP	4,094	USD	6,774	5/15/14	(48,767)
Credit Suisse International	USD	30,961	JPY	3,166,638	5/15/14	(273,976)
Goldman Sachs Bank USA	USD	2,295	EUR	1,679	5/15/14	17,855
Goldman Sachs Bank USA	USD	6,968	JPY	726,399	5/15/14	71,432
HSBC Bank USA	HKD	74,111	USD	9,552	5/15/14	(3,901)
Morgan Stanley Capital Services LLC	JPY	1,950,393	USD	19,149	5/15/14	247,940
Morgan Stanley Capital Services LLC	USD	3,982	NZD	4,698	5/15/14	81,335
Royal Bank of Scotland PLC	CHF	676	USD	745	5/15/14	(20,398)
Royal Bank of Scotland PLC	GBP	25,788	USD	42,059	5/15/14	(919,104)
Standard Chartered Bank	BRL	5,582	USD	2,239	5/05/14	(199,745)
Standard Chartered Bank	EUR	1,612	USD	2,191	5/15/14	(29,281)
Standard Chartered Bank	RUB	29,838	USD	829	5/15/14	(10,458)
Standard Chartered Bank	USD	4,273	JPY	437,453	5/15/14	(33,269)
State Street Bank & Trust Co.	CHF	5,555	USD	6,181	5/15/14	(105,061)
State Street Bank & Trust Co.	USD	2,976	CHF	2,675	5/15/14	50,592
State Street Bank & Trust Co.	USD	20,917	EUR	15,383	5/15/14	273,162
State Street Bank & Trust Co.	USD	4,833	EUR	3,504	5/15/14	(5,731)
State Street Bank & Trust Co.	USD	3,739	NOK	23,236	5/15/14	135,242
State Street Bank & Trust Co.	USD	10,991	SEK	71,405	5/15/14	33,524
UBS AG	CAD	938	USD	843	5/15/14	(4,831)

						$(2,229,884)

2014 Semi-Annual Report	21

Schedule of Investments (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 25,010	11/04/18	3 Month LIBOR	1.453%	$ (110,768)
Citigroup Global Markets, Inc./(CME Group)	8,460	11/01/23	3 Month LIBOR	2.617%	(39,222)
Citigroup Global Markets, Inc./(CME Group)	8,780	11/05/23	3 Month LIBOR	2.760%	69,987
Citigroup Global Markets, Inc./(CME Group)	2,590	11/04/43	3 Month LIBOR	3.580%	57,384
Citigroup Global Markets, Inc./(CME Group)	2,370	11/05/43	3 Month LIBOR	3.660%	89,854

					$ 67,235

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	90,715	0.39%	$30,569	11/17/14	Bank of America, NA	$900,034

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $30,397,990.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $6,420,859 or 0.4% of net assets.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

ADR—American Depositary Receipt

BBA—British Bankers Association

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

IRS—Interest Rate Swaption

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2014 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–72.4%
Financials–15.2%
Capital Markets–0.8%
Affiliated Managers Group, Inc.(a)	46,609	$9,324,130
China Cinda Asset Management Co., Ltd.–Class H(a)	128,800	73,325
Daiwa Securities Group, Inc.	392,000	3,405,792
Deutsche Bank AG (REG)	85,580	3,835,570
E*Trade Financial Corp.(a)	27,470	632,359
Lazard Ltd.–Class A	16,054	755,983
Macquarie Group Ltd.	110,409	5,953,463
Stifel Financial Corp.(a)	11,380	566,269
UBS AG (REG)(a)	294,103	6,085,973

		30,632,864

Commercial Banks–5.5%
Associated Banc-Corp	30,800	556,248
Banco Bradesco SA (Preference Shares)	43,200	593,833
Banco do Brasil SA	305,400	3,068,806
Bangkok Bank PCL (NVDR)	95,200	524,829
Bank Hapoalim BM	331,910	1,894,877
Bank Mandiri Persero Tbk PT	887,500	747,496
Bank of America Corp.	1,865,700	32,090,040
CapitalSource, Inc.	38,440	560,840
China Construction Bank Corp.–Class H	2,414,000	1,694,486
China Merchants Bank Co., Ltd.–Class H	277,000	504,602
CIT Group, Inc.	313,700	15,377,574
Citigroup, Inc.	445,000	21,182,000
Comerica, Inc.	16,060	831,908
Credicorp Ltd.	5,690	784,765
Danske Bank A/S	87,670	2,439,401
DGB Financial Group, Inc.	37,600	545,103
First Niagara Financial Group, Inc.	70,530	666,508
First Republic Bank/CA	11,900	642,481
Grupo Financiero Banorte SAB de CV–Class O	156,754	1,060,075
Grupo Financiero Santander Mexico SAB de CV (ADR)–Class B	35,640	438,016
Hang Seng Bank Ltd.	176,600	2,812,721
HDFC Bank Ltd. (ADR)	23,900	980,617
Huntington Bancshares, Inc./OH	81,430	811,857
Iberiabank Corp.	8,114	569,197
ICICI Bank Ltd.	14,790	309,066
ICICI Bank Ltd. (Sponsored ADR)	6,120	268,056
Industrial & Commercial Bank of China Ltd.–Class H	2,919,000	1,799,504
JPMorgan Chase & Co.	258,500	15,693,535
Kasikornbank PCL (NVDR)	135,400	745,110
KB Financial Group, Inc.	17,800	624,550
KBC Groep NV	59,390	3,657,592
Komercni Banka AS	4,310	1,029,897
Company	Shares	U.S. $ Value

Lloyds Banking Group PLC(a)	4,284,298	$5,359,740
Mitsubishi UFJ Financial Group, Inc.	664,300	3,658,154
Popular, Inc.(a)	23,040	714,010
Resona Holdings, Inc.	537,900	2,599,417
Sberbank of Russia (Sponsored ADR)	130,415	1,274,155
Seven Bank Ltd.	323,900	1,271,112
Shinhan Financial Group Co., Ltd.	7,080	313,263
Signature Bank/New York NY(a)	5,050	634,229
Societe Generale SA	96,735	5,954,576
State Bank of India	8,560	275,131
Sumitomo Mitsui Financial Group, Inc.	47,600	2,040,322
Susquehanna Bancshares, Inc.	39,730	452,525
SVB Financial Group(a)	5,290	681,246
Toronto-Dominion Bank (The)	25,390	1,190,379
UniCredit SpA	776,520	7,098,194
US Bancorp/MN	360,600	15,455,316
Webster Financial Corp.	15,140	470,248
Wells Fargo & Co.	756,800	37,643,232
Westpac Banking Corp.	19,170	616,366
Zions Bancorporation	25,820	799,904

		204,007,109

Consumer Finance–1.2%
American Express Co.	238,700	21,490,161
Capital One Financial Corp.	260,800	20,123,328
Muthoot Finance Ltd.	161,907	473,146
Shriram Transport Finance Co., Ltd.	42,520	541,852

		42,628,487

Diversified Financial Services–0.9%
Berkshire Hathaway, Inc.–Class B(a)	74,100	9,260,277
IG Group Holdings PLC	173,601	1,817,591
IntercontinentalExchange Group, Inc.	96,100	19,011,463
ORIX Corp.	347,900	4,903,296

		34,992,627

Insurance–5.2%
Admiral Group PLC	358,397	8,533,824
AIA Group Ltd.	1,151,800	5,478,129
American Financial Group, Inc./OH	14,390	830,447
American International Group, Inc.	550,600	27,535,506
Aon PLC	209,600	17,665,088
Aspen Insurance Holdings Ltd.	19,730	783,281
Assurant, Inc.	224,900	14,609,504
BB Seguridade Participacoes SA	155,300	1,718,635
Chubb Corp. (The)	143,600	12,823,480
Everest Re Group Ltd.	83,800	12,825,590
Genworth Financial, Inc.–Class A(a)	880,010	15,602,577
Gjensidige Forsikring ASA	89,080	1,808,674
Insurance Australia Group Ltd.	367,720	1,901,872
Lancashire Holdings Ltd.	220,376	2,513,015
Lincoln National Corp.	554,500	28,096,515
Muenchener Rueckversicherungs AG	30,620	6,690,993
PartnerRe Ltd.	189,300	19,592,550
Prudential PLC	283,260	5,997,873
Reinsurance Group of America, Inc.–Class A	6,890	548,651
Suncorp Group Ltd.	108,111	1,293,808
Topdanmark A/S(a)	68,420	1,990,771

2014 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Tryg A/S	20,170	$1,995,160
Unum Group	19,670	694,548
Validus Holdings Ltd.	20,350	767,399

		192,297,890

Real Estate Investment Trusts (REITs)–0.6%
American Tower Corp.	202,900	16,611,423
BioMed Realty Trust, Inc.	22,110	453,034
Camden Property Trust	7,190	484,175
DDR Corp.	32,700	538,896
DiamondRock Hospitality Co.	55,090	647,307
GLP J-Reit	1,706	1,714,928
LTC Properties, Inc.	17,891	673,238
Medical Properties Trust, Inc.	53,010	677,998
Mid-America Apartment Communities, Inc.	9,980	681,335
Parkway Properties, Inc./MD	34,660	632,545
STAG Industrial, Inc.	17,890	431,149
Stockland	1,161	4,044

		23,550,072

Real Estate Management & Development–0.9%
Aeon Mall Co., Ltd.	67,400	1,726,754
Ayala Land, Inc.	35,900	24,028
BR Malls Participacoes SA	37,000	319,286
China Overseas Land & Investment Ltd.	262,000	679,056
CIFI Holdings Group Co., Ltd.	1,208,000	237,183
Country Garden Holdings Co., Ltd.	5,508,000	2,284,813
Daito Trust Construction Co., Ltd.	59,300	5,492,840
Daiwa House Industry Co., Ltd.	30,000	509,347
Global Logistic Properties Ltd.	4,150,000	8,758,315
Greentown China Holdings Ltd.	172,000	186,927
Hang Lung Group Ltd.	107,000	538,690
Hang Lung Properties Ltd.	1,454,000	4,185,432
KWG Property Holding Ltd.	966,500	533,043
Lend Lease Group	318,840	3,511,365
LPN Development PCL	207,400	102,294
Mitsubishi Estate Co., Ltd.	140,000	3,324,390
Pruksa Real Estate PCL	350,600	219,395
Shimao Property Holdings Ltd.	147,500	324,709
Supalai PCL	203,700	111,771

		33,069,638

Thrifts & Mortgage Finance–0.1%
Essent Group Ltd.(a)	3,760	84,450
Housing Development Finance Corp.	308,870	4,557,086

		4,641,536

		565,820,223

Consumer Discretionary–13.5%
Auto Components–0.6%
Cie Generale des Etablissements Michelin–Class B	36,898	4,612,794
Dana Holding Corp.	35,670	830,041
GKN PLC	433,730	2,826,087
Hyundai Mobis	2,791	828,086
Lear Corp.	9,950	833,014
Company	Shares	U.S. $ Value

Plastic Omnium SA	38,790	$1,438,281
Tenneco, Inc.(a)	13,430	779,880
TRW Automotive Holdings Corp.(a)	9,450	771,309
Valeo SA	52,310	7,366,995
Xingda International Holdings Ltd.	206,000	103,733

		20,390,220

Automobiles–1.4%
Ford Motor Co.	1,535,800	23,958,480
Honda Motor Co., Ltd.	79,800	2,807,895
Hyundai Motor Co.	5,120	1,210,630
Hyundai Motor Co. (Preference Shares)	25,529	3,265,327
Kia Motors Corp.	16,790	938,259
Nissan Motor Co., Ltd.	447,300	3,986,931
Tata Motors Ltd. (Sponsored ADR)	25,520	903,663
Tata Motors Ltd.–Class A	34,860	118,386
Thor Industries, Inc.	12,640	771,799
Toyota Motor Corp.	172,300	9,716,653
Volkswagen AG (Preference Shares)	14,836	3,846,908

		51,524,931

Distributors–0.0%
LKQ Corp.(a)	34,391	906,203

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	72,500	447,334
Bright Horizons Family Solutions, Inc.(a)	14,038	549,026
Estacio Participacoes SA	555,000	5,591,582
Grand Canyon Education, Inc.(a)	16,700	779,890
Kroton Educacional SA	200,400	4,407,210

		11,775,042

Hotels, Restaurants & Leisure–1.3%
Ajisen China Holdings Ltd.	319,000	290,861
DineEquity, Inc.	6,340	494,964
McDonald’s Corp.	71,100	6,969,933
Melco Crown Entertainment Ltd. (ADR)(a)	92,832	3,587,957
Merlin Entertainments PLC(a)(b)	262,926	1,652,531
MGM China Holdings Ltd.	96,400	340,585
Norwegian Cruise Line Holdings Ltd.(a)	21,719	700,872
Sodexo	87,070	9,125,924
Starbucks Corp.	231,800	17,009,484
Tatts Group Ltd.	324,000	872,433
Whitbread PLC	47,029	3,264,350
William Hill PLC	352,500	2,005,531
Yum! Brands, Inc.	25,830	1,947,323

		48,262,748

Household Durables–0.2%
Even Construtora e Incorporadora SA	126,100	422,371
Helen of Troy Ltd.(a)	7,800	539,994
Meritage Homes Corp.(a)	13,970	585,064
PulteGroup, Inc.	257,573	4,942,826
Rossi Residencial SA(a)	112,600	89,822
Skyworth Digital Holdings Ltd.	390,000	215,254
Steinhoff International Holdings Ltd.	52,020	251,596

		7,046,927

Internet & Catalog Retail–1.1%
Amazon.com, Inc.(a)	47,000	15,816,440

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

HomeAway, Inc.(a)	20,645	$777,697
priceline.com, Inc.(a)	19,000	22,645,910
Shutterfly, Inc.(a)	4,022	171,659
zulily, Inc.–Class A(a)	2,509	125,927

		39,537,633

Leisure Equipment & Products–0.6%
Hasbro, Inc.	181,600	10,100,592
Polaris Industries, Inc.	92,444	12,915,351

		23,015,943

Media–4.1%
British Sky Broadcasting Group PLC	62,930	957,863
CBS Corp.–Class B	346,100	21,388,980
Cineplex, Inc.	24,670	938,821
Comcast Corp.–Class A	459,500	22,984,190
Gannett Co., Inc.	439,870	12,140,412
Liberty Global PLC–Series C(a)	107,200	4,364,112
Naspers Ltd.–Class N	1,095	120,661
National CineMedia, Inc.	26,881	403,215
Reed Elsevier PLC	234,260	3,579,843
Regal Entertainment Group–Class A	474,580	8,865,155
SKY Perfect JSAT Holdings, Inc.	156,800	840,412
Thomson Reuters Corp.	95,330	3,258,725
Time Warner, Inc.	280,000	18,292,400
Twenty-First Century Fox, Inc.–Class A	301,400	9,635,758
Viacom, Inc.–Class B	234,200	19,904,658
Walt Disney Co. (The)	254,200	20,353,794
Wolters Kluwer NV	118,580	3,342,917

		151,371,916

Multiline Retail–0.5%
Canadian Tire Corp., Ltd.–Class A	12,760	1,203,053
Macy’s, Inc.	247,900	14,697,991
Myer Holdings Ltd.	290,380	601,646
Next PLC	33,790	3,718,614

		20,221,304

Specialty Retail–2.4%
Cabela’s, Inc.(a)	11,430	748,779
Children’s Place Retail Stores, Inc. (The)	13,720	683,393
Chow Tai Fook Jewellery Group Ltd.	363,543	572,572
Dick’s Sporting Goods, Inc.	16,540	903,250
Fielmann AG	7,990	1,073,933
Five Below, Inc.(a)	13,256	563,115
GameStop Corp.–Class A	404,510	16,625,361
Home Depot, Inc. (The)	310,000	24,530,300
Lumber Liquidators Holdings, Inc.(a)	7,600	712,880
Mr. Price Group Ltd.	10,270	153,498
Office Depot, Inc.(a)	1,827,840	7,548,979
Shimamura Co., Ltd.	18,700	1,618,186
Sports Direct International PLC(a)	307,067	4,363,029
TJX Cos., Inc. (The)	405,900	24,617,835
Tractor Supply Co.	9,760	689,349
Yamada Denki Co., Ltd.	740,600	2,468,399
Zhongsheng Group Holdings Ltd.	404,000	559,722

		88,432,580

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods–1.0%
Alpargatas SA (Preference Shares)	32,100	$178,255
Cie Financiere Richemont SA	73,600	7,031,609
Cie Financiere Richemont SA (Johannesburg)	154,530	1,482,294
Hugo Boss AG	17,953	2,390,425
Li & Fung Ltd.	3,490,000	5,171,743
LVMH Moet Hennessy Louis Vuitton SA	11,100	2,011,456
NIKE, Inc.–Class B	211,900	15,650,934
Prada SpA	70,000	542,265
Samsonite International SA	701,800	2,174,329
Shenzhou International Group Holdings Ltd.	114,000	362,422
Under Armour, Inc.–Class A(a)	6,480	742,867
Yue Yuen Industrial Holdings Ltd.	143,000	466,902

		38,205,501

		500,690,948

Information Technology–10.8%
Communications Equipment–0.4%
Brocade Communications Systems, Inc.(a)	645,630	6,850,134
BYD Electronic International Co., Ltd.(a)	630,000	370,131
F5 Networks, Inc.(a)	85,110	9,075,280
Harris Corp.	9,620	703,799

		16,999,344

Computers & Peripherals–2.3%
Apple, Inc.(c)	85,700	45,998,618
Asustek Computer, Inc.	11,000	108,997
Casetek Holdings Ltd.	67,000	366,255
Catcher Technology Co., Ltd.	443,000	3,216,563
Hewlett-Packard Co.	1,027,700	33,256,372
Inventec Corp.	1,129,000	1,114,444
Lite-On Technology Corp.	217,075	324,534

		84,385,783

Electronic Equipment, Instruments & Components–0.6%
Amphenol Corp.–Class A	153,600	14,077,440
Anixter International, Inc.	5,430	551,254
Arrow Electronics, Inc.(a)	14,800	878,528
Avnet, Inc.	19,090	888,258
CDW Corp./DE	27,720	760,637
Innolux Corp.(a)	349,000	120,134
Insight Enterprises, Inc.(a)	16,300	409,293
Jabil Circuit, Inc.	37,990	683,820
Ju Teng International Holdings Ltd.	388,000	275,237
LG Display Co., Ltd.(a)	28,470	715,858
LG Display Co., Ltd. (ADR)	78,961	987,012
TTM Technologies, Inc.(a)	48,660	411,177
Vishay Intertechnology, Inc.	55,600	827,328
Yageo Corp.(a)	715,000	328,147
Zebra Technologies Corp.–Class A(a)	1,780	123,550

		22,037,673

Internet Software & Services–1.6%
Baidu, Inc. (Sponsored ADR)(a)	1,570	239,237
CoStar Group, Inc.(a)	5,122	956,482
Criteo SA (Sponsored ADR)(a)	7,373	298,975

2014 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Cvent, Inc.(a)	13,016	$470,528
eBay, Inc.(a)	228,600	12,627,864
Google, Inc.–Class A(a)	33,600	37,447,536
Pandora Media, Inc.(a)	23,680	717,978
Telecity Group PLC	346,121	4,033,348
Yelp, Inc.(a)	7,621	586,283
Zillow, Inc.–Class A(a)	7,240	637,844

		58,016,075

IT Services–3.5%
Amadeus IT Holding SA–Class A	82,230	3,417,074
Amdocs Ltd.	426,139	19,798,418
Booz Allen Hamilton Holding Corp.	17,240	379,280
Cognizant Technology Solutions Corp.–Class A(a)	364,200	18,432,162
Convergys Corp.	32,270	707,036
Davis & Henderson Corp.	17,080	477,715
Fidelity National Information Services, Inc.	366,000	19,562,700
Fiserv, Inc.(a)	215,900	12,239,371
Fujitsu Ltd.	454,000	2,744,215
Genpact Ltd.(a)	33,160	577,647
HCL Technologies Ltd.	68,525	1,600,544
MAXIMUS, Inc.	9,870	442,768
Obic Co., Ltd.	73,600	2,322,540
Otsuka Corp.	7,300	952,158
Tata Consultancy Services Ltd.	102,390	3,668,510
Visa, Inc.–Class A	128,900	27,824,354
Xerox Corp.	1,273,100	14,386,030

		129,532,522

Semiconductors & Semiconductor Equipment–0.8%
Advanced Semiconductor Engineering, Inc.	964,000	1,069,815
Advanced Semiconductor Engineering, Inc. (ADR)	81,310	451,270
Cavium, Inc.(a)	10,780	471,409
Entegris, Inc.(a)	42,550	515,280
Intersil Corp.–Class A	48,540	627,137
King Yuan Electronics Co., Ltd.	536,000	445,360
Kinsus Interconnect Technology Corp.	94,000	349,281
Lam Research Corp.(a)	13,170	724,350
Linear Technology Corp.	151,200	7,361,928
MKS Instruments, Inc.	7,110	212,518
Novatek Microelectronics Corp.	273,000	1,254,829
Samsung Electronics Co., Ltd.	110	139,059
Samsung Electronics Co., Ltd. (GDR)(b)	12,330	6,124,228
Samsung Electronics Co., Ltd. (GDR) (London)(b)	3,860	2,433,750
SK Hynix, Inc.(a)	44,370	1,505,513
Sumco Corp.	206,500	1,599,874
Taiwan Semiconductor Manufacturing Co., Ltd.	674,000	2,651,882
Teradyne, Inc.(a)	64,350	1,279,922
Tokyo Electron Ltd.	30,600	1,901,808

		31,119,213

Software–1.6%
ANSYS, Inc.(a)	215,300	16,582,406
Company	Shares	U.S. $ Value

Aspen Technology, Inc.(a)	12,522	$530,432
Concur Technologies, Inc.(a)	6,570	650,890
Dassault Systemes	4,460	521,889
Electronic Arts, Inc.(a)	665,500	19,306,155
FireEye, Inc.(a)	6,226	383,335
Guidewire Software, Inc.(a)	13,337	654,180
Informatica Corp.(a)	16,400	619,592
Microsoft Corp.	366,700	15,031,033
NetSuite, Inc.(a)	5,350	507,340
Oracle Corp. Japan	28,800	1,305,912
Playtech PLC	48,490	547,425
SAP AG	18,277	1,482,549
ServiceNow, Inc.(a)	12,989	778,301
Tableau Software, Inc.–Class A(a)	9,097	692,100
Ultimate Software Group, Inc. (The)(a)	4,666	639,242

		60,232,781

		402,323,391

Health Care–8.1%
Biotechnology–1.8%
Actelion Ltd. (REG)(a)	30,860	2,924,550
Arrowhead Research Corp.(a)	8,870	145,645
Biogen Idec, Inc.(a)(c)	66,100	20,218,007
Celgene Corp.(a)	21,321	2,976,412
CSL Ltd.	18,180	1,174,276
Cubist Pharmaceuticals, Inc.(a)	9,590	701,508
Gilead Sciences, Inc.(a)	293,800	20,818,668
Insys Therapeutics, Inc.(a)	3,660	151,634
Intercept Pharmaceuticals, Inc.(a)	670	220,959
Isis Pharmaceuticals, Inc.(a)	3,033	131,056
NPS Pharmaceuticals, Inc.(a)	11,680	349,582
Pharmacyclics, Inc.(a)	2,790	279,614
Puma Biotechnology, Inc.(a)	2,055	214,008
Quintiles Transnational Holdings, Inc.(a)	245,328	12,455,303
Synageva BioPharma Corp.(a)	2,459	204,023
TESARO, Inc.(a)	6,658	196,278
Theravance, Inc.(a)	9,150	283,101
Vertex Pharmaceuticals, Inc.(a)	49,800	3,521,856

		66,966,480

Health Care Equipment & Supplies–1.4%
Align Technology, Inc.(a)	10,300	533,437
Becton Dickinson and Co.	167,800	19,646,024
HeartWare International, Inc.(a)	5,671	531,826
Intuitive Surgical, Inc.(a)	27,200	11,913,328
Medtronic, Inc.	338,500	20,831,290
Sirona Dental Systems, Inc.(a)	7,450	556,292

		54,012,197

Health Care Providers & Services–0.4%
Acadia Healthcare Co., Inc.(a)	15,879	716,461
Alfresa Holdings Corp.	12,200	795,560
Envision Healthcare Holdings, Inc.(a)	17,043	576,565
Health Net, Inc./CA(a)	166,630	5,667,086
LifePoint Hospitals, Inc.(a)	11,620	633,871

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Mednax, Inc.(a)	10,530	$652,649
Molina Healthcare, Inc.(a)	18,530	695,987
Premier, Inc.–Class A(a)	13,796	454,578
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	238,000	538,196
Sonic Healthcare Ltd.	110,000	1,762,316
Suzuken Co., Ltd./Aichi Japan	35,400	1,369,399

		13,862,668

Life Sciences Tools & Services–0.2%
Eurofins Scientific SE	26,744	7,994,411
ICON PLC(a)	12,755	606,501

		8,600,912

Pharmaceuticals–4.3%
Akorn, Inc.(a)	24,116	530,552
Allergan, Inc./United States(c)	235,300	29,200,730
Astellas Pharma, Inc.	159,000	1,887,738
AstraZeneca PLC	17,160	1,112,431
Daiichi Sankyo Co., Ltd.	126,100	2,124,843
GlaxoSmithKline PLC	358,550	9,560,855
Glenmark Pharmaceuticals Ltd.	49,835	475,028
Jazz Pharmaceuticals PLC(a)	4,190	581,069
Johnson & Johnson(c)	320,900	31,522,007
Lupin Ltd.	17,618	274,494
Merck & Co., Inc.	176,300	10,008,551
Novartis AG	103,670	8,802,405
Pfizer, Inc.	1,547,700	49,712,124
Richter Gedeon Nyrt	34,620	603,891
Roche Holding AG	31,720	9,540,224
Sanofi	12,170	1,271,754
Sun Pharmaceutical Industries Ltd.	143,180	1,381,223

		158,589,919

		302,032,176

Industrials–7.6%
Aerospace & Defense–2.0%
Airbus Group NV	95,588	6,846,101
BAE Systems PLC	165,760	1,151,535
Boeing Co. (The)	186,500	23,403,885
Hexcel Corp.(a)	21,976	956,835
Lockheed Martin Corp.	58,000	9,467,920
Precision Castparts Corp.	43,600	11,020,336
QinetiQ Group PLC	192,970	728,917
Raytheon Co.	123,300	12,180,807
Safran SA	50,840	3,522,170
Thales SA	19,460	1,290,392
TransDigm Group, Inc.	3,997	740,244
Zodiac Aerospace	42,750	1,510,406

		72,819,548

Air Freight & Logistics–0.3%
Expeditors International of Washington, Inc.	13,840	548,479
FedEx Corp.	77,700	10,299,912

		10,848,391

Company	Shares	U.S. $ Value

Airlines–0.1%
Qantas Airways Ltd.(a)	1,587,003	$1,630,416
Turk Hava Yollari	126,042	388,144

		2,018,560

Commercial Services & Supplies–0.2%
Aggreko PLC	19,781	495,554
Babcock International Group PLC	164,580	3,695,885
Edenred	114,228	3,583,276
Steelcase, Inc.–Class A	38,170	634,004

		8,408,719

Construction & Engineering–0.1%
Aecom Technology Corp.(a)	14,040	451,667
Granite Construction, Inc.	11,480	458,396
IRB Infrastructure Developers Ltd.	95,140	165,297
Tutor Perini Corp.(a)	23,650	678,045
URS Corp.	11,460	539,308

		2,292,713

Electrical Equipment–0.5%
Amara Raja Batteries Ltd.	2,423	16,005
AMETEK, Inc.	13,942	717,874
Eaton Corp. PLC	211,500	15,887,880
General Cable Corp.	17,400	445,614
Sumitomo Electric Industries Ltd.	224,000	3,344,049

		20,411,422

Industrial Conglomerates–0.8%
Alliance Global Group, Inc.	1,330,400	847,517
Bidvest Group Ltd.	19,770	522,357
Carlisle Cos., Inc.	10,240	812,441
Danaher Corp.	306,200	22,965,000
Hutchison Whampoa Ltd.	195,000	2,590,523
SM Investments Corp.	22,068	347,289
Toshiba Corp.	578,000	2,449,892

		30,535,019

Machinery–0.8%
Actuant Corp.–Class A	16,460	562,109
Chart Industries, Inc.(a)	6,800	540,940
IDEX Corp.	12,929	942,395
Illinois Tool Works, Inc.	77,500	6,303,075
Kennametal, Inc.	12,800	567,040
Komatsu Ltd.	119,400	2,503,168
Lincoln Electric Holdings, Inc.	12,640	910,207
Middleby Corp. (The)(a)	2,980	787,346
Parker Hannifin Corp.	134,000	16,041,140
Terex Corp.	15,890	703,927
Valmont Industries, Inc.	4,974	740,330

		30,601,677

Marine–0.2%
AP Moeller–Maersk A/S–Class B	294	3,518,813
Kirby Corp.(a)	9,642	976,253
Nippon Yusen KK	744,000	2,160,813

		6,655,879

2014 Semi-Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Professional Services–1.2%
51job, Inc. (ADR)(a)	4,887	$348,199
Bureau Veritas SA	272,334	8,352,797
Capita PLC	371,970	6,801,455
Intertek Group PLC	178,180	9,148,029
Robert Half International, Inc.	19,420	814,669
SGS SA	2,313	5,704,486
Verisk Analytics, Inc.–Class A(a)	186,600	11,188,536
WageWorks, Inc.(a)	12,228	686,113

		43,044,284

Road & Rail–1.1%
Central Japan Railway Co.	43,200	5,046,230
Con-way, Inc.	18,010	739,851
East Japan Railway Co.	8,600	633,455
Genesee & Wyoming, Inc.–Class A(a)	8,514	828,582
Globaltrans Investment PLC (Sponsored GDR)(b)	30,501	351,981
Localiza Rent a Car SA	38,525	563,698
Nippon Express Co., Ltd.	214,000	1,046,604
Ryder System, Inc.	10,090	806,393
Union Pacific Corp.	174,400	32,727,904

		42,744,698

Trading Companies & Distributors–0.3%
Aircastle Ltd.	8,930	173,063
Mitsubishi Corp.	132,800	2,463,415
United Rentals, Inc.(a)	11,998	1,139,090
WW Grainger, Inc.	27,000	6,821,820

		10,597,388

Transportation Infrastructure–0.0%
Jiangsu Expressway Co., Ltd.–Class H	482,000	550,116

		281,528,414

Consumer Staples–7.4%
Beverages–1.0%
Anheuser-Busch InBev NV	31,540	3,321,642
Britvic PLC	98,680	1,221,461
Carlsberg A/S–Class B	21,970	2,183,989
Diageo PLC	216,630	6,728,328
Monster Beverage Corp.(a)	225,300	15,647,085
PepsiCo, Inc.	71,600	5,978,600
SABMiller PLC (Johannesburg)	15,690	783,497
SABMiller PLC (London)	46,800	2,340,105

		38,204,707

Food & Staples Retailing–3.1%
Alimentation Couche Tard, Inc.–Class B	21,300	1,722,689
Axfood AB	6,970	385,529
Bizim Toptan Satis Magazalari AS	10,622	101,735
Costco Wholesale Corp.(c)	236,800	26,445,824
CVS Caremark Corp.	348,200	26,066,252
Jean Coutu Group PJC, Inc. (The)–Class A	32,090	634,253
Jeronimo Martins SGPS SA	210,412	3,530,859
Koninklijke Ahold NV	214,695	4,312,387
Kroger Co. (The)	669,600	29,228,040
Company	Shares	U.S. $ Value

Lawson, Inc.	7,500	$530,695
Lenta Ltd. (GDR)(a)(b)	86,909	784,006
Magnit OJSC (Sponsored GDR)(b)	14,841	813,287
Olam International Ltd.	4,580,183	8,110,354
Sprouts Farmers Market, Inc.(a)	19,970	719,519
Sugi Holdings Co., Ltd.	13,900	618,010
Tsuruha Holdings, Inc.	8,900	876,820
Wal-Mart de Mexico SAB de CV	197,620	470,758
Wal-Mart Stores, Inc.	132,500	10,126,975

		115,477,992

Food Products–1.3%
Dean Foods Co.	35,950	555,787
Gruma SAB de CV–Class B(a)	28,350	234,522
Hershey Co. (The)	173,200	18,082,080
JBS SA	80,200	274,285
Keurig Green Mountain, Inc.	8,716	920,322
Mead Johnson Nutrition Co.–Class A	322,800	26,837,592
MHP SA (GDR)(b)	29,700	390,555
Unilever PLC	45,681	1,953,757

		49,248,900

Household Products–0.3%
Henkel AG & Co. KGaA	65,553	6,592,539
Kimberly-Clark de Mexico SAB de CV–Class A	66,190	176,686
LG Household & Health Care Ltd.	7,489	3,237,617

		10,006,842

Tobacco–1.7%
Altria Group, Inc.	270,600	10,128,558
British American Tobacco PLC	265,009	14,783,723
Gudang Garam Tbk PT	74,000	323,926
Imperial Tobacco Group PLC	97,840	3,956,413
Japan Tobacco, Inc.	298,300	9,362,860
Lorillard, Inc.	151,800	8,209,344
Philip Morris International, Inc.	118,800	9,726,156
Reynolds American, Inc.	128,700	6,875,154

		63,366,134

		276,304,575

Energy–4.1%
Energy Equipment & Services–1.0%
Aker Solutions ASA	152,030	2,366,132
FMC Technologies, Inc.(a)	6,935	362,631
Halliburton Co.	188,800	11,118,432
Helix Energy Solutions Group, Inc.(a)	17,650	405,597
Oceaneering International, Inc.	9,740	699,916
Oil States International, Inc.(a)	2,337	230,428
Pason Systems, Inc.	22,000	556,418
Saipem SpA	100,450	2,453,473
Schlumberger Ltd.(c)	184,900	18,027,750
Superior Energy Services, Inc.	11,770	362,045

		36,582,822

28	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels–3.1%
BG Group PLC	159,600	$2,979,621
Bill Barrett Corp.(a)	29,400	752,640
China Petroleum & Chemical Corp.–Class H	1,150,400	1,031,955
Cimarex Energy Co.	3,550	422,840
Concho Resources, Inc.(a)	3,060	374,850
ENI SpA	100,030	2,508,391
Gazprom OAO (Sponsored ADR)	354,780	2,756,641
Hess Corp.	468,400	38,820,992
JX Holdings, Inc.	1,031,500	4,972,895
KazMunaiGas Exploration Production JSC (GDR)(b)	18,690	261,660
LUKOIL OAO (London) (Sponsored ADR)	30,360	1,697,883
NovaTek OAO (Sponsored GDR)(b)	8,650	952,680
Oasis Petroleum, Inc.(a)	11,080	462,368
Occidental Petroleum Corp.	250,900	23,908,261
Oil & Natural Gas Corp. Ltd.	43,400	231,992
Petroleo Brasileiro SA (Sponsored ADR)	135,175	1,874,877
PTT PCL	54,300	493,789
Rosetta Resources, Inc.(a)	15,760	734,101
Royal Dutch Shell PLC–Class B	16,410	640,653
SM Energy Co.	4,459	317,882
Statoil ASA	118,120	3,332,722
Stone Energy Corp.(a)	16,330	685,370
Valero Energy Corp.	467,100	24,803,010

		115,018,073

		151,600,895

Materials–2.9%
Chemicals–2.1%
Arkema SA	31,850	3,603,050
Denki Kagaku Kogyo KK	416,000	1,425,081
Dow Chemical Co. (The)	126,300	6,136,917
EMS-Chemie Holding AG (REG)	3,030	1,145,077
Essentra PLC	439,677	6,407,764
Givaudan SA(a)	1,500	2,320,128
Huntsman Corp.	32,870	802,685
Hyosung Corp.	9,180	664,106
JSR Corp.	208,200	3,851,871
Koninklijke DSM NV	35,881	2,460,992
LyondellBasell Industries NV–Class A	189,400	16,845,236
Monsanto Co.	107,400	12,218,898
Nippon Shokubai Co., Ltd.	158,000	1,870,808
PolyOne Corp.	25,180	923,099
Sherwin-Williams Co. (The)	86,900	17,130,597

		77,806,309

Construction Materials–0.0%
China National Building Material Co., Ltd.–Class H	548,000	551,140
Grasim Industries Ltd. (GDR)(b)	4,754	229,110
West China Cement Ltd.	1,078,000	121,292

		901,542

Containers & Packaging–0.5%
Avery Dennison Corp.	12,690	643,002
Company	Shares	U.S. $ Value

Ball Corp.	290,400	$15,916,824
Graphic Packaging Holding Co.(a)	70,140	712,623

		17,272,449

Metals & Mining–0.2%
Commercial Metals Co.	31,390	592,643
Dowa Holdings Co., Ltd.	204,000	1,701,936
KGHM Polska Miedz SA	2,910	104,936
Korea Zinc Co., Ltd.	470	146,950
MMC Norilsk Nickel OJSC (ADR)	129,490	2,153,419
Reliance Steel & Aluminum Co.	7,610	537,723
Rio Tinto PLC	44,800	2,498,394
Steel Dynamics, Inc.	38,910	692,209
Ternium SA (Sponsored ADR)	12,800	378,624
Vale SA (Sponsored ADR) (Local Preference Shares)	31,190	388,315
Vale SA (Sponsored ADR)–Class B	7,470	103,310

		9,298,459

Paper & Forest Products–0.1%
Mondi PLC	144,100	2,525,159
Nine Dragons Paper Holdings Ltd.	445,000	348,367
Sappi Ltd.(a)	330,655	1,162,125

		4,035,651

		109,314,410

Telecommunication Services–1.9%
Diversified Telecommunication Services–1.6%
Bezeq The Israeli Telecommunication Corp., Ltd.	685,043	1,221,159
Deutsche Telekom AG	92,180	1,495,673
Nippon Telegraph & Telephone Corp.	69,900	3,798,478
Singapore Telecommunications Ltd.	395,000	1,145,246
Swisscom AG	5,680	3,489,648
TDC A/S	425,990	3,938,129
Telekomunikasi Indonesia Persero Tbk PT	1,965,000	384,100
Telenor ASA	155,430	3,440,106
Telstra Corp., Ltd.	836,110	3,942,629
Verizon Communications, Inc.	621,800	29,579,026
Vivendi SA	211,871	5,896,972
Ziggo NV	26,230	1,164,859

		59,496,025

Wireless Telecommunication Services–0.3%
China Mobile Ltd.	66,500	610,565
SK Telecom Co., Ltd.	3,180	645,344
StarHub Ltd.	162,000	541,994
Turkcell Iletisim Hizmetleri AS(a)	83,790	469,353
Vodafone Group PLC	2,002,332	7,363,219

		9,630,475

		69,126,500

Utilities–0.9%
Electric Utilities–0.2%
EDP–Energias de Portugal SA	612,920	2,845,564

2014 Semi-Annual Report	29

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Light SA	37,800	$312,362
PNM Resources, Inc.	28,210	762,516
Power Assets Holdings Ltd.	206,000	1,787,994
Westar Energy, Inc.	21,090	741,525

		6,449,961

Gas Utilities–0.1%
Atmos Energy Corp.	15,770	743,240
Southwest Gas Corp.	12,370	661,177
UGI Corp.	15,840	722,462

		2,126,879

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC	251,821	3,381,678
China Resources Power Holdings Co., Ltd.	104,000	271,668

		3,653,346

Multi-Utilities–0.5%
DTE Energy Co.	213,500	15,860,915
National Grid PLC	181,900	2,499,595

		18,360,510

Water Utilities–0.0%
Cia de Saneamento Basico do Estado de Sao Paulo	41,400	384,989
Cia de Saneamento de Minas Gerais-COPASA	29,000	464,331

		849,320

		31,440,016

Total Common Stocks (cost $2,158,611,010)		2,690,181,548

INVESTMENT COMPANIES–10.4%
Funds and Investment Trusts–10.4%
iShares MSCI EAFE ETF	969,107	65,094,917
SPDR S&P 500 ETF Trust	1,718,250	321,381,480

Total Investment Companies (cost $372,406,783)		386,476,397

WARRANTS–0.3%
Financials–0.2%
Commercial Banks–0.1%
Abu Dhabi Commercial Bank PJSC, Deutsche Bank AG London, expiring 2/11/19(a)	85,990	170,908
Bank of Baroda, JPMorgan Chase Bank, NA, expiring 9/29/14(a)(b)	48,770	586,288
BankMuscat SAOG, Citigroup Global Markets, expiring 2/04/16(a)	66,000	108,357
Canara Bank, Deutsche Bank AG, expiring 1/17/17(a)	17,920	78,946
Company	Shares	U.S. $ Value

Commercial Bank of Qatar QSC (The), Deutsche Bank AG, expiring 5/26/17(a)	28,908	$508,133
First Gulf Bank PJSC, Merrill Lynch Intl & Co., expiring 8/21/15(a)	120,601	535,216
Punjab National Bank, Merrill Lynch Intl & Co., expiring 8/08/18(a)	34,100	419,992
Union Bank of India, Merrill Lynch Intl & Co., expiring 8/20/18(a)	120,680	275,228

		2,683,068

Consumer Finance–0.0%
Muthoot Finance Ltd., Merrill Lynch Intl & Co., expiring 5/22/18(a)	296,382	859,436
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	57,026	725,263

		1,584,699

Real Estate Management & Development–0.1%
Aldar Properties PJSC, Deutsche Bank AG, expiring 5/15/17(a)	130,604	122,678
Emaar Properties PJSC, Merrill Lynch Intl & Co., expiring 10/01/15(a)	944,210	2,557,894

		2,680,572

		6,948,339

Information Technology–0.1%
Semiconductors & Semiconductor Equipment–0.1%
SK Hynix, Inc., Citigroup Global Markets, expiring 1/20/15(a)(b)	34,230	1,157,451

Consumer Staples–0.0%
Food & Staples Retailing–0.0%
Olam International Ltd., expiring 1/29/18(a)	790,306	395,153

Industrials–0.0%
Airlines–0.0%
Air Arabia PJSC, Deutsche Bank AG London, expiring 7/31/17(a)	351,990	134,168

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	144,480	251,582

		385,750

Materials–0.0%
Chemicals–0.0%
UPL Ltd., Merrill Lynch Intl & Co., expiring 2/07/17(a)	82,800	254,106

Total Warrants (cost $6,814,270)		9,140,799

30	Sanford C. Bernstein Fund, Inc.

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED—PUTS–0.2%
Options on Equity Indices–0.2%
S&P 500 Index Expiration: June 2014, Exercise Price: $ 1,750.00(a)(d)	4,436	$7,341,580

	Notional Amount (000)
Swaptions–0.0%
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.90%, Receive 3-month LIBOR (BBA)(a)	$8,490	7,061
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(a)	11,080	2,543
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(a)	83,040	298,298
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(a)	26,820	39,758
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(a)	34,820	26,143

		373,803

Total Options Purchased—Puts (premiums paid $14,934,002)		7,715,383

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–16.7%
Investment Companies–15.4%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(e)(f) (cost $571,069,940)	571,069,940	$571,069,940

	Principal Amount (000)
U.S. Treasury Bills–1.3%
U.S. Treasury Bill Zero Coupon 4/03/14-6/26/14(g) (cost $49,997,794)	$50,000	49,997,794

Total Short-Term Investments (cost $621,067,734)		621,067,734

Total Investments—100.0% (cost $3,173,833,799)		3,714,581,861

Other assets less liabilities—0.0%		1,136,206

Net Assets—100.0%+		$3,715,718,067

2014 Semi-Annual Report	31

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	926	June 2014	$38,292,292	$39,546,808	$1,254,516
FTSE 100 Index Futures	153	June 2014	16,735,707	16,690,766	(44,941)
SPI 200 Futures	36	June 2014	4,468,858	4,501,323	32,465
TOPIX Index Futures	829	June 2014	98,146,082	96,622,293	(1,523,789)
U.S. T-Note 5 Yr (CBT) Futures	187	June 2014	22,352,027	22,244,234	(107,793)
U.S. T-Note 10 Yr (CBT) Futures	2,235	June 2014	277,339,047	276,022,500	(1,316,547)
U.S. Ultra Bond (CBT) Futures	269	June 2014	38,546,161	39,014,157	467,996

Sold Contracts
Hang Seng Index Futures	103	April 2014	14,524,838	14,700,058	(175,220)

					$(1,413,313)

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CHF	18,333	USD	20,715	5/15/14	$(29,119)
Barclays Bank PLC	GBP	2,086	USD	3,459	5/15/14	(17,190)
BNP Paribas SA	AUD	121,196	USD	108,017	5/15/14	(4,049,592)
BNP Paribas SA	CAD	3,730	USD	3,366	5/15/14	(4,646)
BNP Paribas SA	GBP	15,566	USD	25,574	5/15/14	(368,101)
BNP Paribas SA	JPY	650,861	USD	6,365	5/15/14	57,369
BNP Paribas SA	NZD	17,208	USD	14,358	5/15/14	(524,577)
BNP Paribas SA	USD	8,150	AUD	9,188	5/15/14	345,851
BNP Paribas SA	USD	5,603	EUR	4,022	5/15/14	(62,331)
BNP Paribas SA	USD	10,573	NZD	12,925	5/15/14	605,632
Citibank, NA	AUD	7,065	USD	6,396	5/15/14	(136,401)
Citibank, NA	EUR	2,831	USD	3,895	5/15/14	(4,599)
Citibank, NA	USD	35,612	GBP	21,354	5/15/14	(23,510)
Credit Suisse International	CAD	2,598	USD	2,364	5/15/14	16,479
Credit Suisse International	GBP	11,007	USD	18,213	5/15/14	(131,113)
Credit Suisse International	USD	63,252	JPY	6,469,266	5/15/14	(559,716)
Goldman Sachs Bank USA	USD	8,253	EUR	6,038	5/15/14	64,211
Goldman Sachs Bank USA	USD	13,733	JPY	1,431,628	5/15/14	140,782
HSBC Bank USA	HKD	181,015	USD	23,331	5/15/14	(9,527)
Morgan Stanley Capital Services LLC	JPY	4,070,677	USD	39,965	5/15/14	517,477
Morgan Stanley Capital Services LLC	USD	10,441	NZD	12,366	5/15/14	253,390
Royal Bank of Scotland PLC	CHF	1,724	USD	1,899	5/15/14	(52,021)
Royal Bank of Scotland PLC	GBP	56,393	USD	91,975	5/15/14	(2,009,889)
Standard Chartered Bank	BRL	11,217	USD	4,500	5/05/14	(401,386)
Standard Chartered Bank	EUR	5,998	USD	8,154	5/15/14	(108,950)
Standard Chartered Bank	RUB	76,073	USD	2,115	5/15/14	(26,663)
Standard Chartered Bank	USD	10,015	JPY	1,025,402	5/15/14	(77,984)
State Street Bank & Trust Co.	AUD	4,974	USD	4,448	5/15/14	(151,018)
State Street Bank & Trust Co.	CHF	13,737	USD	15,284	5/15/14	(259,807)
State Street Bank & Trust Co.	USD	7,097	CHF	6,379	5/15/14	120,645
State Street Bank & Trust Co.	USD	56,046	EUR	41,217	5/15/14	731,906
State Street Bank & Trust Co.	USD	13,552	EUR	9,826	5/15/14	(16,071)
State Street Bank & Trust Co.	USD	9,711	NOK	60,349	5/15/14	351,252
State Street Bank & Trust Co.	USD	28,015	SEK	181,999	5/15/14	85,446
UBS AG	USD	1,744	GBP	1,056	5/15/14	15,619

						$(5,718,152)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments Received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	37,010	11/04/18	3 Month LIBOR	1.453%	$ (163,915)
Citigroup Global Markets, Inc./(CME Group)	12,490	11/01/23	3 Month LIBOR	2.617%	(57,906)

32	Sanford C. Bernstein Fund, Inc.

			Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments Received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	13,000	11/05/23	3 Month LIBOR	2.76%	$ 103,625
Citigroup Global Markets, Inc./(CME Group)	3,820	11/04/43	3 Month LIBOR	3.58%	84,636
Citigroup Global Markets, Inc./(CME Group)	3,500	11/05/43	3 Month LIBOR	3.66%	132,696

					$ 99,136

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	200,630	0.40%	$69,931	11/17/14	Bank of America, NA	$(471,280)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $16,462,790 or 0.4% of net assets.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $63,081,022.
(d)	One contract relates to 100 shares.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $1,776,847.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

RUB—Russian Ruble

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

ADR—American Depositary Receipt

BBA—British Bankers Association

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

GDR—Global Depositary Receipt

IRS—Interest Rate Swaption

JSC—Joint Stock Company

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NVDR—Non Voting Depositary Receipt

OJSC—Open Joint Stock Company

PJSC—Public Joint Stock Company

REG—Registered Shares

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

See notes to financial statements.

2014 Semi-Annual Report	33

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2014 (Unaudited)

	Principal Amount (000)		U.S. $ Value
GOVERNMENTS—TREASURIES–49.3%
Australia–2.6%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	11,915	$11,951,984
Series 128 5.75%, 7/15/22		9,610	10,054,965
Series 137 2.75%, 4/21/24		7,515	6,204,451

			28,211,400

Austria–1.7%
Austria Government Bond 3.90%, 7/15/20(a)	EUR	11,295	18,125,802

Belgium–1.0%
Belgium Government Bond Series 68 2.25%, 6/22/23(a)		6,115	8,593,740
Series 71 3.75%, 6/22/45(a)		1,240	1,901,664

			10,495,404

Canada–1.8%
Canadian Government Bond 1.25%, 2/01/16	CAD	8,225	7,463,880
2.75%, 6/01/22		12,825	12,042,855

			19,506,735

Denmark–1.1%
Denmark Government Bond 4.00%, 11/15/17	DKK	57,360	11,946,494

Finland–0.4%
Finland Government Bond 3.375%, 4/15/20(a)	EUR	2,500	3,904,142

France–3.6%
France Government Bond OAT 3.00%, 4/25/22		9,595	14,588,042
3.50%, 4/25/20		11,510	18,021,256
4.25%, 10/25/23		525	869,609
4.50%, 4/25/41		1,780	3,124,099
French Treasury Note BTAN 2.50%, 7/25/16		1,195	1,730,762

			38,333,768

Germany–4.3%
Bundesobligation Series 158 1.75%, 10/09/15		14,090	19,883,257
Series 161 1.25%, 10/14/16		8,775	12,416,399
	Principal Amount (000)		U.S. $ Value
Bundesrepublik Deutschland 2.50%, 7/04/44	EUR	6,163	$8,616,622
3.00%, 7/04/20		2,274	3,541,123
3.25%, 7/04/42		1,190	1,918,193

			46,375,594

Italy–3.1%
Italy Buoni Poliennali Del Tesoro 3.50%, 11/01/17		5,401	7,968,230
3.75%, 3/01/21		2,600	3,849,972
4.25%, 9/01/19		7,460	11,438,515
4.50%, 2/01/20(a)		2,650	4,103,832
5.50%, 9/01/22–11/01/22		3,470	5,652,727

			33,013,276

Japan–5.7%
Japan Government Ten Year Bond Series 301 1.50%, 6/20/19	JPY	872,100	9,009,241
Series 332 0.60%, 12/20/23		624,700	6,037,798
Japan Government Thirty Year Bond Series 30 2.30%, 3/20/39		91,800	1,005,238
Series 36 2.00%, 3/20/42		628,950	6,509,418
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	6,490,896
Series 128 1.90%, 6/20/31		410,950	4,371,534
Series 143 1.60%, 3/20/33		286,350	2,851,887
Series 144 1.50%, 3/20/33		965,100	9,457,026
Series 76 1.90%, 3/20/25		1,427,600	15,584,403

			61,317,441

Mexico–0.5%
Mexican Bonos Series M 7.75%, 11/13/42	MXN	65,473	5,365,998

Netherlands–1.8%
Netherlands Government Bond 2.25%, 7/15/22(a)	EUR	7,093	10,296,309
2.50%, 1/15/33(a)		3,155	4,375,341
3.75%, 1/15/23(a)		2,604	4,209,813

			18,881,463

New Zealand–0.3%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	3,545	3,278,225

34	Sanford C. Bernstein Fund, Inc.

		Principal Amount (000)		U.S. $ Value
Poland–0.4%
Poland Government Bond Series 1021
5.75%, 10/25/21		PLN	10,500	$3,842,268

Spain–1.2%
Spain Government Bond 4.00%, 4/30/20		EUR	3,290	4,995,685
4.85%, 10/31/20			4,865	7,689,509

				12,685,194

Sweden–0.3%
Sweden Government Bond Series 1054
3.50%, 6/01/22		SEK	17,150	2,956,621

United Kingdom–6.6%
United Kingdom Gilt 1.75%, 9/07/22(a)		GBP	2,940	4,589,250
2.00%, 1/22/16(a)			7,900	13,473,671
2.25%, 9/07/23(a)			10,573	16,903,375
3.75%, 9/07/19(a)			10,462	19,044,968
4.25%, 6/07/32–12/07/46(a)			9,082	17,210,118

				71,221,382

United States–12.9%
U.S. Treasury Bonds 2.875%, 5/15/43		U.S.$	910	794,259
3.125%, 11/15/41			10,765	9,977,809
3.625%, 8/15/43			4,330	4,382,774
4.50%, 2/15/36			2,475	2,905,031
U.S. Treasury Notes 0.25%, 5/31/15–7/31/15			52,915	52,965,002
0.625%, 8/15/16			7,393	7,395,307
1.25%, 4/30/19			7,405	7,216,980
1.50%, 3/31/19			17,107	16,909,209
2.00%, 2/15/23			4,601	4,375,625
2.625%, 11/15/20			4,340	4,451,889
4.50%, 5/15/17			24,434	27,079,738

				138,453,623

Total Governments—Treasuries (cost $520,215,100)				527,914,830

	Shares
INVESTMENT COMPANIES–9.1%
Funds and Investment Trusts–9.1%
iShares MSCI EAFE ETF			70,313	4,722,924
AllianceBernstein Pooling Portfolios–Multi-Asset Real Return Portfolio			3,843,914	33,019,217
SPDR S&P 500 ETF Trust			318,102	59,497,798

Total Investment Companies (cost $94,503,048)				97,239,939

		Principal Amount (000)		U.S. $ Value
CORPORATES—INVESTMENT GRADES–5.4%
Industrial–2.7%
Basic–0.1%
Air Products & Chemicals, Inc. 2.75%, 2/03/23	U.S.$		1,400	$1,313,198
EI du Pont de Nemours & Co. 3.25%, 1/15/15			250	255,308

				1,568,506

Capital Goods–0.2%
General Dynamics Corp. 3.875%, 7/15/21			1,525	1,611,576

Communications—Media–0.2%
NBCUniversal Enterprise, Inc. 1.974%, 4/15/19(a)			1,850	1,809,261

Communications—Telecommunications–0.5%
AT&T, Inc. 3.00%, 2/15/22			1,775	1,723,392
Verizon Communications, Inc. 4.60%, 4/01/21			1,354	1,468,034
Vodafone Group PLC 2.50%, 9/26/22			1,930	1,766,118

				4,957,544

Consumer Cyclical—Automotive–0.3%
Nissan Motor Acceptance Corp. 2.35%, 3/04/19(a)			1,840	1,825,329
Toyota Motor Credit Corp. 3.30%, 1/12/22			1,785	1,802,741

				3,628,070

Consumer Cyclical—Restaurants–0.2%
McDonald’s Corp. 1.875%, 5/29/19			1,905	1,881,241

Consumer Cyclical—Retailers–0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/21			1,435	1,563,699

Consumer Non-Cyclical–0.2%
Baxter International, Inc. 4.25%, 3/15/20			257	278,735
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14			235	235,307
Novartis Capital Corp. 2.90%, 4/24/15			255	262,047
Philip Morris International, Inc. 2.50%, 8/22/22			1,940	1,823,753

				2,599,842

Energy–0.6%
BP Capital Markets PLC 3.245%, 5/06/22			1,885	1,869,136
ConocoPhillips 4.60%, 1/15/15			235	242,597
ConocoPhillips Co. 1.05%, 12/15/17			1,550	1,531,668

2014 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Occidental Petroleum Corp. 1.50%, 2/15/18	U.S.$		1,712	$1,689,633
Schlumberger Norge AS 4.20%, 1/15/21(a)			745	805,444
Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)			506	547,053

				6,685,531

Technology–0.3%
EMC Corp./MA 3.375%, 6/01/23			1,835	1,809,392
Hewlett-Packard Co. 2.75%, 1/14/19			1,034	1,040,838
Oracle Corp. 5.75%, 4/15/18			230	264,788

				3,115,018

				29,420,288

Financial Institutions–2.4%
Banking–2.2%
ABN AMRO Bank NV 2.50%, 10/30/18(a)			1,825	1,816,143
BNP Paribas SA 2.375%, 9/14/17			1,935	1,981,889
Branch Banking & Trust Co. 2.85%, 4/01/21			1,845	1,815,182
Citigroup, Inc. 4.50%, 1/14/22			2,440	2,585,302
Fifth Third Bancorp 2.30%, 3/01/19			786	780,512
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22			1,830	2,075,072
HSBC Holdings PLC 4.00%, 3/30/22			1,850	1,921,271
Lloyds Bank PLC 2.30%, 11/27/18			1,879	1,877,140
4.20%, 3/28/17			405	437,694
Murray Street Investment Trust I 4.647%, 3/09/17			182	196,584
Nordea Bank AB 3.125%, 3/20/17(a)			1,821	1,912,432
Standard Chartered Bank Hong Kong Ltd. 5.875%, 6/24/20(a)			1,311	1,431,526
Sumitomo Mitsui Banking Corp. 3.00%, 1/18/23			934	902,027
Svenska Handelsbanken AB 2.875%, 4/04/17			1,850	1,927,252
Wells Fargo & Co. 4.125%, 8/15/23			1,815	1,836,134

				23,496,160

Finance–0.2%
General Electric Capital Corp. 2.30%, 4/27/17			2,600	2,677,204

				26,173,364

Non Corporate Sectors–0.2%
Agencies—Not Government Guaranteed–0.2%
Statoil ASA 1.15%, 5/15/18	U.S.$		1,862	$1,810,447

Utility–0.1%
Electric–0.1%
Southern California Edison Co. 3.875%, 6/01/21			632	673,913

Total Corporates—Investment Grades (cost $57,404,349)				58,078,012

GOVERNMENTS—SOVEREIGN AGENCIES–4.3%
Canada–0.2%
Canada Housing Trust No 1 4.10%, 12/15/18(a)		CAD	2,340	2,322,601

France–0.3%
Dexia Credit Local SA/New York, NY 1.25%, 10/18/16(a)		U.S.$	2,730	2,740,267

Germany–1.0%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26			828,000	9,151,640
Landwirtschaftliche Rentenbank 3.75%, 2/11/16(a)		EUR	1,201	1,761,226

				10,912,866

Japan–2.3%
Development Bank of Japan, Inc. 2.30%, 3/19/26		JPY	840,000	9,465,505
Japan Finance Organization for Municipalities 1.90%, 6/22/18			1,500,000	15,597,181

				25,062,686

Netherlands–0.1%
LeasePlan Corp. NV 3.25%, 5/22/14		EUR	463	640,272

Qatar–0.0%
Ooredoo International Finance Ltd. 3.875%, 1/31/28(a)		U.S.$	480	435,600

South Korea–0.1%
Korea Development Bank (The) 3.25%, 3/09/16			1,229	1,279,401

United Kingdom–0.3%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16		CAD	2,760	2,632,245

Total Governments—Sovereign Agencies (cost $53,792,492)				46,025,938

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
INFLATION-LINKED SECURITIES–2.0%
Mexico–0.7%
Mexican Udibonos Series S 5.00%, 6/16/16	MXN	89,007	$7,379,837

United States–1.3%
U.S. Treasury Inflation Index 0.125%, 4/15/16 (TIPS)	U.S.$	14,092	14,472,667

Total Inflation-Linked Securities (cost $21,739,181)			21,852,504

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.8%
Non-Agency Fixed Rate CMBS–1.8%
Banc of America Commercial Mortgage Trust Series 2006-5, Class A1A 5.415%, 9/10/47		1,960	2,136,790
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.783%, 3/15/49		1,643	1,773,584
Commercial Mortgage Loan Trust 2008-LS1 Series 2008-LS1, Class A1A 6.003%, 12/10/49		2,587	2,905,840
Commercial Mortgage Pass Through Certificates Series 2013-CR6, Class A2 2.122%, 3/10/46		3,670	3,693,840
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,094	1,041,762
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB20, Class A1A 5.746%, 2/12/51		1,587	1,772,351
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,094	2,274,733
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		574	558,584
Series 2012-C4, Class A5 2.85%, 12/10/45		1,150	1,094,829
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A1A 5.717%, 5/15/43		2,000	2,179,207

Total Commercial Mortgage-Backed Securities (cost $19,969,754)			19,431,520

AGENCIES–1.6%
Agency Debentures–1.6%
Federal Home Loan Mortgage Corp. 1.75%, 5/30/19	U.S.$	7,500	$7,432,283
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		11,270	9,656,068

Total Agencies (cost $16,353,569)			17,088,351

COLLATERALIZED MORTGAGE OBLIGATIONS–0.7%
Non-Agency Fixed Rate–0.5%
JP Morgan Mortgage Trust Series 2013-1, Class 1A2 3.00%, 3/25/43(a)		2,806	2,638,418
Sequoia Mortgage Trust Series 2013-6, Class A1 2.50%, 5/25/43		3,545	3,209,608

			5,848,026

Non-Agency Floating Rate–0.2%
Stacr 2014-dn1 M1 Series 2014-DN1, Class M1 1.154%, 2/25/24(b)		1,981	1,987,530

Total Collateralized Mortgage Obligations (cost $8,371,431)			7,835,556

QUASI-SOVEREIGNS–0.6%
Quasi-Sovereign Bonds–0.6%
Chile–0.2%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)		1,803	1,863,169

China–0.2%
CNOOC Curtis Funding No 1 Pty Ltd. 4.50%, 10/03/23(a)		497	505,070
Sinopec Group Overseas Development 2013 Ltd. 4.375%, 10/17/23(a)		1,800	1,809,644

			2,314,714

South Korea–0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)		1,850	1,927,889

Total Quasi-Sovereigns (cost $5,967,806)			6,105,772

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.6%
Canada–0.6%
Province of British Columbia 3.25%, 12/18/21	CAD	3,237	3,031,624

2014 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Province of Manitoba Canada 3.85%, 12/01/21	CAD	2,950	$2,858,178

Total Local Governments—Provincial Bonds (cost $6,317,824)			5,889,802

COVERED BONDS–0.5%
Australia–0.3%
National Australia Bank Ltd. 2.00%, 2/22/19(a)	U.S.$	3,645	3,599,165

Canada–0.2%
Bank of Nova Scotia 1.75%, 3/22/17(a)		1,800	1,832,022

Total Covered Bonds (cost $5,440,649)			5,431,187

	Contracts
OPTIONS PURCHASED—PUTS–0.2%
Option on Equity Indices–0.1%
S&P 500 Index Expiration: June 2014, Exercise Price: $ 1,750.00(c)(d)		481	796,055

	Notional Amount (000)
Swaptions–0.1%
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.90%, Receive 3-month LIBOR (BBA)(c)		18,290	15,212
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(c)		18,690	4,289
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(c)		178,720	642,002
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(c)	U.S.$	57,720	$85,564
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(c)		58,730	44,094

			791,161

Total Options Purchased—Puts (premiums paid $5,446,224)			1,587,216

	Shares
SHORT-TERM INVESTMENTS–21.4%
Investment Companies–20.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(e)(f) (cost $220,279,789)		220,279,789	220,279,789

	Principal Amount (000)
U.S. Treasury Bills–0.8%
U.S. Treasury Bill
Zero Coupon, 4/17/14(g) (cost $8,999,650)	U.S.$	9,000	8,999,650

Total Short-Term Investments (cost $229,279,439)			229,279,439

Total Investments—97.5% (cost $1,044,800,866)			1,043,760,066

Other assets less liabilities—2.5%			27,122,534

Net Assets—100.0%+			$1,070,882,600

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Japan Bond Futures	9	June 2014	$12,630,489	$12,610,376	$(20,113)
Euro STOXX 50 Futures	469	June 2014	19,402,149	20,029,647	627,498
FTSE 100 Index Futures	86	June 2014	9,406,999	9,381,738	(25,261)
Long GILT Futures	6	June 2014	1,090,676	1,095,618	4,942
Russell 2000 Mini Futures	37	June 2014	4,353,494	4,330,850	(22,644)
S&P 500 E Mini Futures	1,735	June 2014	159,006,834	161,754,050	2,747,216
S&P Mid 400 E Mini Futures	41	June 2014	5,576,442	5,637,090	60,648
SPI 200 Futures	25	June 2014	3,103,374	3,125,919	22,545

38	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

TOPIX Index Futures	150	June 2014	$17,758,640	$17,482,924	$(275,716)

Sold Contracts
Hang Seng Index Futures	21	April 2014	2,961,375	2,997,099	(35,724)
U.S. Long Bond (CBT) Futures	197	June 2014	25,940,334	26,244,094	(303,760)
U.S. T-Note 2 Yr (CBT) Futures	3	June 2014	659,480	658,688	792
U.S. T-Note 5 Yr (CBT) Futures	123	June 2014	14,701,846	14,631,234	70,612
U.S. T-Note 10 Yr (CBT) Futures	342	June 2014	42,458,476	42,237,000	221,476

					$3,072,511

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PLN	11,653	USD	3,854	4/03/14	$471
Barclays Bank PLC	JPY	12,895,045	USD	125,877	4/11/14	937,176
BNP Paribas SA	CAD	25,477	USD	22,971	4/10/14	(69,782)
BNP Paribas SA	MXN	64,460	USD	4,835	5/08/14	(88,307)
BNP Paribas SA	NZD	3,940	USD	3,330	5/09/14	(79,099)
BNP Paribas SA	AUD	6,530	USD	5,820	5/15/14	(218,191)
BNP Paribas SA	CAD	3,373	USD	3,044	5/15/14	(4,201)
BNP Paribas SA	USD	1,457	EUR	1,046	5/15/14	(16,210)
BNP Paribas SA	USD	2,400	JPY	243,592	5/15/14	(38,980)
Citibank, NA	CAD	8,209	USD	7,421	4/10/14	(2,745)
Citibank, NA	GBP	42,694	USD	70,952	5/08/14	(205,808)
Citibank, NA	USD	1,097	GBP	658	5/15/14	(697)
Credit Suisse International	USD	6,731	JPY	688,458	5/15/14	(59,565)
Deutsche Bank AG	USD	28,523	JPY	2,920,405	4/11/14	(227,422)
Deutsche Bank AG	USD	3,019	CAD	3,344	5/15/14	3,209
Royal Bank of Scotland PLC	DKK	65,543	USD	12,064	4/11/14	(30,525)
Royal Bank of Scotland PLC	SEK	18,434	USD	2,857	4/11/14	9,032
Royal Bank of Scotland PLC	AUD	38,739	USD	34,709	4/17/14	(1,180,351)
Royal Bank of Scotland PLC	USD	7,907	AUD	8,557	4/17/14	20,916
Royal Bank of Scotland PLC	EUR	146,806	USD	203,727	4/24/14	1,489,263
Royal Bank of Scotland PLC	MXN	97,828	USD	7,426	5/08/14	(46,057)
State Street Bank & Trust Co.	EUR	1,379	USD	1,918	4/24/14	18,635
State Street Bank & Trust Co.	USD	16,961	EUR	12,235	4/24/14	(106,765)
State Street Bank & Trust Co.	USD	3,987	CHF	3,583	5/15/14	67,765
State Street Bank & Trust Co.	USD	10,809	EUR	7,949	5/15/14	141,154

						$312,916

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 79,650	11/04/18	3 Month LIBOR	1.453%	$ (352,794)
Citigroup Global Markets, Inc./(CME Group)	21,060	11/01/23	3 Month LIBOR	2.617%	(97,638)

2014 Semi-Annual Report	39

Schedule of Investments (continued)

			Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 27,970	11/05/23	3 Month LIBOR	2.76%	$ 222,953
Citigroup Global Markets, Inc./(CME Group)	6,450	11/04/43	3 Month LIBOR	3.58%	142,907
Citigroup Global Markets, Inc./(CME Group)	7,540	11/05/43	3 Month LIBOR	3.66%	285,864

					$ 201,292

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	23,866	0.44%	8,042	10/15/14	Bank of America, NA	$236,654
Receive	MSCI AC Far East Ex Japan Index	35,575	0.39%	11,988	11/17/14	Bank of America, NA	352,959
Receive	MSCI Daily TR Net EAFE	4,408	0.34%	22,224	1/15/15	Deutsche Bank AG London	491,929

							$1,081,542

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the aggregate market value of these securities amounted to $159,356,046 or 14.9% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2014.
(c)	Non-income producing security.
(d)	One contract relates to 100 shares.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $38,998

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AC—All Country

BBA—British Bankers Association

BTAN—Bon à Taux Annuel Normalisé

CBT—Chicago Board of Trade

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

FTSE—Financial Times Stock Exchange

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

See notes to financial statements.

40	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2014 (Unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–64.9%
Long-Term Municipal Bonds–64.4%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,801,287
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,130,668

		7,931,955

Arizona–3.6%
Maricopa Cnty AZ CCD GO 4.00%, 7/01/16	8,440	9,104,312
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010C 5.00%, 7/01/24	5,305	5,911,255
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,529,133
AGM 5.00%, 7/01/18–7/01/19	10,035	11,660,656
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	23,120	26,898,733

		61,104,089

California–1.2%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	7,675	8,673,057
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21	7,255	8,597,900
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,154,806
Series 2010C 5.00%, 5/01/19	730	856,801
NATL Series 2006-32F 5.25%, 5/01/18	680	791,928

		20,074,492

	Principal Amount (000)	U.S. $ Value
Colorado–1.7%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	$300	$339,603
Series 2011A 5.25%, 11/15/18	13,135	15,171,450
5.50%, 11/15/19	4,375	5,176,937
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,006,963
Plaza Met District #1 Co. 5.00%, 12/01/19	1,000	1,074,790
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/20	2,000	2,218,960
5.125%, 1/15/23	2,000	2,138,700

		29,127,403

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,151,574

Florida–7.6%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,550,746
Broward Cnty FL Sch Brd COP Series 2011 A 5.00%, 7/01/20	7,250	8,318,723
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,211,618
Series 2010A-1 5.00%, 6/01/16	5,375	5,861,330
Series 2012A 5.00%, 6/01/22	7,660	8,797,280
Series 2012A-1 5.00%, 6/01/21	10,490	12,028,988
NATL Series 2007A 5.00%, 3/01/15	80	83,403
Florida Brd of Ed GO (Florida GO) Series 2013A 5.00%, 6/01/16	22,515	24,725,748
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/16	300	330,090
Series 2010D 5.00%, 7/01/16	2,170	2,387,651
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	5,947,696
Jacksonville FL Sales Tax 5.00%, 10/01/21	2,500	2,867,675

2014 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Jacksonville FL Spl Rev Appropriation Series 2010A-1 5.00%, 10/01/18–10/01/19	$15,170	$17,672,652
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/26	2,470	2,747,085
AGM Series 2010A 5.50%, 10/01/18–10/01/19	7,425	8,472,448
Martin Cnty FL IDA (Indiantown Cogen LP Proj) 4.20%, 12/15/25	2,640	2,444,930
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	6,700,165
Orange Cnty FL Sales Tax 4.00%, 10/01/15	4,910	5,184,469
5.00%, 10/01/16	2,650	2,923,639

		130,256,336

Georgia–0.7%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,256,151
Richmond Cnty GA Brd of ED GO 5.00%, 10/01/15	1,615	1,729,617

		11,985,768

Hawaii–1.1%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24	5,800	6,635,722
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	11,635,788

		18,271,510

Illinois–5.6%
Chicago IL GO Series 2009C 5.00%, 1/01/23	1,785	1,884,228
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,617,239
Series 2011A
5.00%, 1/01/18–1/01/19 Series 2011B	6,670	7,565,688
5.00%, 1/01/18–1/01/21 NATL Series 2005B	6,700	7,627,756
5.25%, 1/01/18	2,450	2,789,031
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) AGC 5.00%, 6/01/21	4,685	4,959,775
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	$1,730	$1,757,542
Illinois Finance Auth (Illinois Unemployment) Series 2012A 5.00%, 6/15/14–6/15/16	31,885	34,180,244
Series 2012B 5.00%, 6/15/19	6,105	6,427,955
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,005	665,310
Illinois GO Series 2010 5.00%, 1/01/18	160	179,754
AMBAC 5.00%, 11/01/15 NATL Series 2001	6,905	7,389,317
5.375%, 4/01/16	3,540	3,861,290
Illinois Sales Tax 4.00%, 6/15/16	3,300	3,553,902
5.00%, 6/15/18	9,655	11,054,975

		96,514,006

Louisiana–1.0%
Louisiana Gas & Fuels Tax NATL Series 2005A 5.00%, 5/01/15 (Pre-refunded/ETM)	6,760	7,110,641
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	10,851,919

		17,962,560

Maryland–0.3%
Anne Arundel Cnty MD GO 5.00%, 4/01/16	4,315	4,704,386

Massachusetts–4.1%
Massachusetts Bay Trnsp Auth (Massachusetts Bay Trnsp Auth Sales Tax) Series 2004B 5.25%, 7/01/21	5,030	6,070,707
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	4,912,664
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,175,923
Massachusetts GO Series 2011A 5.00%, 4/01/25	8,750	10,145,712
Series 2013B 5.00%, 8/01/17	32,490	36,950,552

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Massachusetts Wtr Poll Abatmnt (Massachusetts SRF) Series 2004A 5.25%, 2/01/16	$2,695	$2,931,217

		70,186,775

Michigan–1.6%
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/24–7/01/25	9,390	9,445,401
Michigan Finance Auth (Michigan Unemployment) Series 2012B 5.00%, 7/01/22	17,180	18,830,139

		28,275,540

Minnesota–0.4%
Minneapolis MN GO 2.00%, 12/01/14	3,095	3,133,037
Minneapolis MN Spl SD #1 COP Series 2013D
5.00%, 2/01/16	2,910	3,148,504

		6,281,541

Mississippi–1.2%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) Series 2010C 5.00%, 8/01/22–8/01/23	11,105	12,307,810
Series 2010D 5.00%, 8/01/23	7,530	8,305,063

		20,612,873

Missouri–0.4%
St. Louis MO Arpt (Lambert- St. Louis Intl Arpt) NATL 5.50%, 7/01/16	5,980	6,616,631

Nebraska–0.4%
Omaha NE Pub Pwr Dist Elec Series 2011C 5.00%, 2/01/24	6,420	7,360,723

Nevada–1.1%
Clark Cnty NV Arpt (McCarran Airport) Series 2010D 5.00%, 7/01/21–7/01/22	1,010	1,147,309
Clark Cnty NV SD GO NATL Series 2005A 5.00%, 6/15/18	210	222,249
NATL Series 2005B 5.00%, 6/15/20	6,875	7,248,725
NATL Series 2006C 5.00%, 6/15/21	4,285	4,720,656
Nevada Unemployment 4.00%, 6/01/15	4,645	4,850,727

		18,189,666

New Jersey–2.8%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2008W 5.00%, 3/01/17	$1,510	$1,682,397
Series 2010DD-1 5.00%, 12/15/17	4,685	5,327,313
Series 2011EE 5.00%, 9/01/18	4,940	5,661,635
5.25%, 9/01/19	2,630	3,073,602
AMBAC Series 2005K 5.50%, 12/15/19	1,880	2,228,289
New Jersey GO Series 2013C 2.00%, 6/26/14	8,515	8,551,955
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 6/15/18	7,500	8,590,800
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	11,070	12,991,863

		48,107,854

New Mexico–0.3%
New Mexico Severance Tax Series 2013A 5.00%, 7/01/15	4,535	4,804,832

New York–6.8%
Metropolitan Trnsp Auth NY Series 2012D 5.00%, 11/15/20–11/15/26	17,500	20,151,219
Series 2012F 5.00%, 11/15/22–11/15/23	13,835	15,833,549
New York NY GO Series 2010B 5.00%, 8/01/17	6,250	7,088,187
Series 2013B 5.00%, 8/01/19	3,860	4,501,841
Series 2013H 5.00%, 8/01/25	2,510	2,882,685
New York NY Trnsl Fin Auth Series 2012B 5.00%, 11/01/22	8,495	10,053,323
Series 2014B 5.00%, 2/01/27–11/01/29	20,280	23,289,769
Series 2014C 5.00%, 11/01/28	10,665	12,237,981
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 12/15/21 (Pre-refunded/ETM)	5	5,986
Series 2012A 5.00%, 12/15/21–12/15/22	16,005	18,958,693

2014 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2007B 5.00%, 4/01/15	$1,240	$1,299,483

		116,302,716

Ohio–0.4%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,324,630
Ohio Major New Infra Proj (Ohio Fed Hwy Grant) Series 20121 4.00%, 12/15/15–12/15/16	3,930	4,256,707

		7,581,337

Oregon–0.4%
Oregon Dept of Admin Svc (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	6,855,199

Pennsylvania–5.2%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) 5.00%, 12/01/24–12/01/25	7,470	8,527,300
Delaware Riv Port Auth PA & NJ 5.00%, 1/01/21	2,655	2,941,023
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	6,985,179
Pennsylvania Econ Dev Fin Auth (Pennsylvania Unemployment) 5.00%, 7/01/22–7/01/23	8,415	9,070,798
Series 2012A 5.00%, 7/01/16	18,710	20,595,594
Pennsylvania GO Series 2009-2 5.00%, 4/15/16	5,190	5,670,750
Series 2010A 5.00%, 7/15/15	5,990	6,357,486
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	7,836,770
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) 5.00%, 4/01/26	1,110	1,194,748
Pennsylvania Turnpike Comm Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,122,634
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,578,782
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,914,275

		89,795,339

Puerto Rico–1.5%
Puerto Rico Elec Pwr Auth Series 2008W 5.50%, 7/01/17	$3,240	$2,883,956
Series 2010AAA 5.25%, 7/01/21	8,775	6,225,073
Series 2010ZZ 5.00%, 7/01/17	4,525	3,994,580
5.25%, 7/01/19	4,000	3,265,240
Puerto Rico GO NATL 6.00%, 7/01/14	6,210	6,228,878
Puerto Rico Hwy & Trnsp Auth NATL Series 2003AA 5.50%, 7/01/17 (Pre-refunded/ETM)	825	948,643
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NATL Series 2003AA 5.50%, 7/01/17	555	565,501
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2012U 5.00%, 7/01/20	2,760	2,293,063

		26,404,934

Texas–4.6%
Austin TX Wtr & Wstwtr Sys 5.00%, 11/15/25–11/15/26	11,990	13,586,668
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,019,426
Hurst-Euless-Bedford TX ISD GO 5.00%, 8/15/20–8/15/24	10,525	12,288,161
San Antonio TX Elec & Gas Series 2012B 2.00%, 12/01/27	1,765	1,811,667
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	737,594
Texas A & M Univ Series 2005B 5.00%, 5/15/15	2,985	3,145,772
Series 2013B 4.00%, 5/15/15	12,105	12,622,004
5.00%, 5/15/16	11,065	12,131,777
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	5,655	5,674,397
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	11,402,522

		79,419,988

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Virginia–1.1%
Arlington Cnty VA GO Series 2013A 4.00%, 8/01/15	$4,600	$4,831,656
Virginia College Bldg Auth Series 2012-2 5.00%, 9/01/16	2,835	3,132,420
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/22	3,020	3,577,220
Virginia Resources Auth (Virginia Pooled Fing Prog Infrastructure) Series 2012A 5.00%, 11/01/15–11/01/16	6,565	7,114,794

		18,656,090

Washington–4.3%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	9,007,821
Series 2011B 5.50%, 7/01/23	5,540	6,423,796
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,428,938
Energy Northwest WA (Bonneville Power Admin) Series 2006A 5.00%, 7/01/16	1,860	2,047,879
Series 2011A 5.00%, 7/01/22–7/01/23	14,690	16,975,285
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.00%, 6/01/15	2,220	2,328,846
Port of Seattle WA Series 2010C 5.00%, 2/01/20–2/01/22	9,920	11,182,431
Snohomish Cnty WA PUD #1 5.00%, 12/01/26	6,065	6,870,129
Series 2010A 5.00%, 12/01/19	5,415	6,277,122

		74,542,247

Wisconsin–3.8%
Milwaukee WI GO Series 2013N 5.00%, 5/15/15	16,815	17,716,788
Wisconsin GO Series 20141 5.00%, 5/01/16	43,560	47,663,788

		65,380,576

Total Long-Term Municipal Bonds (cost $1,076,109,273)		1,104,458,940

Short-Term Municipal Notes–0.5%
Alabama–0.1%
Mobile AL IDB (Exxon Mobil Corp.) 0.07%, 7/15/32(a)	$1,200	$1,200,000

Kentucky–0.1%
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.08%, 8/15/38(a)	1,200	1,200,000

Mississippi–0.2%
Mississippi Business Fin Corp. (Chevron USA, Inc.) Series 2007E 0.07%, 12/01/30(a)	2,700	2,700,000
Series 2009E 0.07%, 12/01/30(a)	2,200	2,200,000

		4,900,000

South Dakota–0.0%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.08%, 9/01/27(a)	795	795,000

Wyoming–0.1%
Lincoln Cnty WY PCR (Exxon Mobil Corp.) 0.05%, 8/01/15(a)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $9,395,000)		9,395,000

Total Municipal Obligations (cost $1,085,504,273)		1,113,853,940

	Contracts
OPTIONS PURCHASED—PUTS–0.1%
Options on Equity Indices–0.1%
S&P 500 Index Expiration: June 2014, Exercise Price: $ 1,750.00 (b)(c)	772	1,277,660

	Notional Amount (000)
Swaptions–0.0%
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-Month LIBOR (BBA)(b)	207,710	746,140
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-Month LIBOR (BBA)(b)	67,080	99,439

2014 Semi-Annual Report	45

Schedule of Investments (continued)

Company	Notional Amount (000)	U.S. $ Value
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-Month LIBOR (BBA)(b)	$68,490	$51,422
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.90%, Receive 3-Month LIBOR (BBA)(b)	21,250	17,675
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.95%, Receive 3-Month LIBOR (BBA)(b)	21,800	5,002

		919,678

Total Options Purchased— Puts (premiums paid $6,952,842)		2,197,338

	Shares
INVESTMENT COMPANIES–6.0%
Funds and Investment Trusts–6.0%
iShares MSCI EAFE ETF	120,898	8,120,718
SPDR S&P 500 ETF Trust	502,893	94,061,107

Total Investment Companies (cost $98,124,187)		102,181,825

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–3.6%
Financial Institutions–3.0%
Banking–3.0%
Bank of America Corp. 1.50%, 10/09/15	$6,000	$6,053,190
7.375%, 5/15/14	5,665	5,710,592
Capital One Financial Corp. 2.125%, 7/15/14	2,790	2,802,820
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,599,819
4.70%, 5/29/15	5,850	6,105,598
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,708,369
6.00%, 5/01/14	3,700	3,716,284
JPMorgan Chase & Co. 1.35%, 2/15/17	6,035	6,030,100
1.875%, 3/20/15	6,360	6,440,855
Morgan Stanley 5.375%, 10/15/15	$5,500	$5,863,467

		51,031,094

Industrial–0.6%
Communications—Telecommunications–0.3%
AT&T, Inc. 5.10%, 9/15/14	5,377	5,489,654

Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	2,310	2,457,332

Technology–0.2%
Cisco Systems, Inc. 1.10%, 3/03/17	2,500	2,505,092

		10,452,078

Total Corporates—Investment Grades (cost $61,070,735)		61,483,172

	Shares
SHORT-TERM INVESTMENTS–23.1%
Investment Companies–21.3%
AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, 0.08%(d)(e) (cost $364,470,772)	364,470,772	364,470,772

	Principal Amount (000)
U.S. Treasury Bills–1.8%
U.S. Treasury Bill Zero Coupon, 4/03/14	$15,500	$15,499,966
Zero Coupon, 6/26/14(f)	15,500	15,498,667

Total U.S. Treasury Bills (cost $30,998,633)		30,998,633

Total Short-Term Investments (cost $395,469,405)		395,469,405

Total Investments—97.7% (cost $1,647,121,442)		$1,675,185,680

Other assets less liabilities—2.3%		40,072,494

Net Assets—100.0%+		$1,715,258,174

46	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	702	June 2014	$29,041,169	$29,980,410	$939,241
FTSE 100 Index Futures	127	June 2014	13,891,730	13,854,426	(37,304)
Russell 2000 Mini Futures	67	June 2014	7,883,355	7,842,350	(41,005)
S&P 500 E Mini Futures	3,186	June 2014	291,986,036	297,030,780	5,044,744
S&P Mid 400 E Mini Futures	74	June 2014	10,064,798	10,174,260	109,462
SPI 200 Futures	36	June 2014	4,468,858	4,501,323	32,465
TOPIX Index Futures	232	June 2014	27,466,696	27,040,256	(426,440)

Sold Contracts
Hang Seng Index Futures	43	April 2014	6,063,767	6,136,917	(73,150)
U.S. Long Bond (CBT) Futures	99	June 2014	13,079,154	13,188,656	(109,502)
U.S. T-Note 5 Yr (CBT) Futures	132	June 2014	15,777,591	15,701,812	75,779
U.S. T-Note 10 Yr (CBT) Futures	367	June 2014	45,565,276	45,324,500	240,776

					$5,755,066

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

BNP Paribas SA	AUD	16,992	USD	$15,144	5/15/14	$(567,763)
Citibank, NA	GBP	1,021	USD	1,699	5/15/14	(2,977)
Citibank, NA	USD	2,767	GBP	1,659	5/15/14	(1,757)
Credit Suisse International	USD	13,443	JPY	1,374,884	5/15/14	(118,954)
Morgan Stanley Capital Services LLC	JPY	85,058	USD	835	5/15/14	10,813
State Street Bank & Trust Co.	USD	6,053	CHF	5,440	5/15/14	102,886
State Street Bank & Trust Co.	USD	16,342	EUR	12,018	5/15/14	213,408

						$(364,344)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 92,570	11/04/18	3 Month LIBOR	1.453%	$ (409,986)
Citigroup Global Markets, Inc./(CME Group)	24,570	11/01/23	3 Month LIBOR	2.617%	(113,911)
Citigroup Global Markets, Inc./(CME Group)	32,510	11/05/23	3 Month LIBOR	2.76%	259,141
Citigroup Global Markets, Inc./(CME Group)	7,520	11/04/43	3 Month LIBOR	3.58%	166,614
Citigroup Global Markets, Inc./(CME Group)	8,770	11/05/43	3 Month LIBOR	3.66%	332,497

					$ 234,355

2014 Semi-Annual Report	47

Schedule of Investments (continued)

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	46,619	0.46%	$16,252	10/15/14	Bank of America, NA	$(114,508)
Receive	MSCI AC Far East Ex Japan Index	59,732	0.40%	20,820	11/17/14	Bank of America, NA	(140,310)
Receive	MSCI Emerging Markets Index	10,654	0.34%	53,896	1/15/15	Deutsche Bank AG	970,959

							$ 716,141

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(b)	Non-income producing security.
(c)	One contract relates to 100 shares.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $947,918

As of March 31, 2014, the Fund held 6.0% of net assets in insured bonds (of this amount 7.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CBT—Chicago Board of Trade

CCD—Community College District

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

IDA—Industrial Development Authority/Agency

IDB—Industrial Development Board

IRS—Interest Rate Swaption

ISD—Independent School District

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PUD—Public Utility District

SD—School District

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

See notes to financial statements.

48	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2014 (Unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS–61.3%
Long-Term Municipal Bonds–59.3%
California–51.8%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17	$12,020	$13,583,081
Series 2010M 5.00%, 5/01/15	1,815	1,909,144
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/17–7/01/20	14,660	17,214,960
California GO 5.00%, 2/01/15–2/01/21	10,225	11,763,775
Series 2011A 5.00%, 10/01/20	1,500	1,770,780
Series 2013B 5.00%, 9/01/15	1,705	1,820,258
NATL 5.00%, 11/01/23	3,200	3,656,032
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	3,000	3,588,780
California Pub Wks Brd Series 2010C-1 5.00%, 3/01/20 (Pre-refunded/ETM)	1,500	1,788,405
Series 2011G 5.00%, 12/01/21 (Pre-refunded/ETM)	3,215	3,876,583
California Pub Wks Brd (California Pub Wks Brd Lease) 5.00%, 6/01/19	3,975	4,609,768
Series 2014A 5.00%, 9/01/30(a)	4,375	4,787,344
California St RAN Series 2013A 2.00%, 6/23/14	8,790	8,827,797
California State Univ Series 2011A 5.25%, 11/01/26	2,035	2,340,270
California Statewide CDA (Odd Fellows Home) Series 2012A 5.00%, 4/01/21	1,000	1,150,510
California Statewide CDA (The Terraces at San Joaquin Gardens) 4.00%, 10/01/18	1,525	1,521,279
	Principal Amount (000)	U.S. $ Value
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	$7,430	$8,469,097
East Bay MUD CA Wtr Sys Series 2012B 5.00%, 6/01/16	2,985	3,285,619
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14	2,910	2,956,618
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/22	1,460	1,638,689
Long Beach CA Harbor Series 2010B 5.00%, 5/15/22	2,000	2,312,600
NATL Series 1998A 6.00%, 5/15/18	3,305	3,895,075
Los Angeles CA CCD GO 3.00%, 8/01/15	2,990	3,100,540
Series 2013F 5.00%, 8/01/15	2,135	2,270,530
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/25	1,500	1,705,965
Series 2010D 5.25%, 5/15/28	4,145	4,714,606
Los Angeles CA Dept W&P Pwr 4.00%, 7/01/16	6,570	7,110,251
Series 2012C 4.00%, 1/01/16	7,585	8,000,810
Los Angeles CA Dept W&P Wtr Series 2013B 5.00%, 7/01/18–7/01/19	2,000	2,342,520
Los Angeles CA Harbor Dept Series 2011A 5.00%, 8/01/19	1,500	1,729,590
Los Angeles CA USD COP Series 2010B 5.00%, 12/01/16	635	704,012
AMBAC Series 2007A 5.00%, 10/01/16	105	115,705
Los Angeles CA USD GO Series 2010K 5.00%, 7/01/18	6,360	7,382,879
Series 2010KRY 5.25%, 7/01/25	160	190,171
Series 2011A-1 4.00%, 7/01/14	3,090	3,119,448
Los Angeles CA Wstwtr Sys NATL Series 2005A 4.75%, 6/01/15 (Pre-refunded/ETM)	1,655	1,743,278

2014 Semi-Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/20	$5,500	$6,552,865
Series 2013A 5.00%, 7/01/16	6,805	7,503,669
Series 2013C 5.00%, 7/01/19	1,240	1,462,183
Los Angeles Cnty CA Santn Dist Series 2013A 5.00%, 10/01/16	4,000	4,447,760
Orange Cnty CA Santn COP Series 2011A 4.00%, 8/01/14	3,095	3,134,647
Palm Springs CA USD GO Series 2013C 3.00%, 8/01/15	1,500	1,555,455
Port of Oakland CA Series 2012P 5.00%, 5/01/24–5/01/25	6,405	7,121,027
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,622,570
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) Series 2009B 5.00%, 5/15/21–5/15/22	7,310	8,516,482
San Diego Cnty CA Wtr Auth Series 2011A 5.00%, 5/01/24–5/01/25	4,860	5,623,249
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27	2,000	2,223,740
San Francisco City & Cnty CA Pub Util Wtr Series 2011A 5.00%, 11/01/24	5,385	6,260,547
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	500	563,320
Series 2011G 5.00%, 5/01/24	2,470	2,792,952
Series 20122 5.00%, 5/01/27	1,270	1,421,003
NATL Series 2006-32F 5.25%, 5/01/18	675	786,105
San Francisco City/Cnty CA GO 5.00%, 6/15/15	2,015	2,131,104
Santa Rosa CA HSD GO 4.00%, 8/01/15	2,500	2,620,775
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	8,675	9,903,815
	Principal Amount (000)	U.S. $ Value
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&p Pwr) 5.00%, 7/01/23	$5,190	$6,013,653
Univ of California Series 2010U 5.00%, 5/15/18	2,555	2,962,778
Series 2012G 5.00%, 5/15/23	7,400	8,739,326
Series 2013A 5.00%, 5/15/48	6,000	7,135,140
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	2,083,972
Vista CA USD GO 5.00%, 8/01/23–8/01/25	4,240	4,883,847

		260,058,753

Colorado–0.4%
Plaza Met Dist #1 CO 5.00%, 12/01/22	690	722,037
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	1,150	1,233,731

		1,955,768

Florida–1.0%
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	580	632,478
Series 2011A-1 5.00%, 6/01/19	2,035	2,328,610
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/17	150	170,033
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,643,010

		4,774,131

Illinois–1.4%
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2011B 5.00%, 1/01/19	4,390	5,010,922
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	565,119
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	245	162,190
Illinois GO 5.00%, 8/01/15	1,000	1,059,610
Series 2010 5.00%, 1/01/18	160	179,754

		6,977,595

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New Jersey–1.7%
New Jersey EDA (New Jersey Cigarette Tax) 5.00%, 6/15/16	$2,700	$2,932,524
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2013A 5.00%, 12/15/19	5,000	5,798,300

		8,730,824

Puerto Rico–1.9%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	825,309
Series 2010AAA 5.25%, 7/01/21	2,400	1,702,584
Series 2010ZZ 5.25%, 7/01/22	1,215	860,086
Puerto Rico GO NATL 6.00%, 7/01/14	1,000	1,003,040
6.50%, 7/01/15	2,860	2,910,508
Puerto Rico IND Tour Ed Med Envrn Auth (Inter American Univ of Puerto Rico) 5.00%, 10/01/19	1,000	1,012,930
Puerto Rico Sales Tax Fin Corp. Series 2009A 5.50%, 8/01/23	1,030	931,244

		9,245,701

Texas–0.6%
Spring Branch TX ISD GO 3.00%, 6/15/41	3,020	3,113,529

Washington–0.5%
Port of Seattle WA Series 2010C 5.00%, 2/01/18	2,405	2,693,119

Total Long-Term Municipal Bonds (cost $291,594,968)		297,549,420

Short-Term Municipal Notes–2.0%
California–2.0%
California Poll Cntl Fin Auth (Pacific Gas & Electric Co.) 0.07%, 11/01/26(b) (cost $10,000,000)	10,000	10,000,000

Total Municipal Obligations (cost $301,594,968)		307,549,420

Company	Shares	U.S. $ Value
INVESTMENT COMPANIES–6.0%
Funds and Investment Trusts–6.0%
iShares MSCI EAFE ETF	34,717	$2,331,941
SPDR S&P 500 ETF Trust	147,464	27,581,666

Total Investment Companies (cost $28,723,536)		29,913,607

	Contracts
OPTIONS PURCHASED—PUTS–0.1%
Options on Equity Indices–0.1%
S&P 500 Index Expiration: June 2014, Exercise Price: $1,750.00(c)(d)	226	374,030

	Notional Amount (000)
Swaptions–0.0%
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.90%, Receive 3-month LIBOR (BBA)(d)	$6,240	$5,190
IRS Swaption, Citibank, NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(d)	6,190	1,420
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(d)	60,990	219,090
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(d)	19,700	29,203
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(d)	19,460	14,611

		269,514

Total Options Purchased—Puts (premiums paid $2,028,154)		643,544

	Principal Amount (000)
CORPORATES—INVESTMENT GRADES–1.8%
Financial Institutions–1.5%
Banking–1.5%
Bank of America Corp. 1.50%, 10/09/15	$3,000	3,026,595
Citigroup, Inc. 4.70%, 5/29/15	2,650	2,765,784
Morgan Stanley 1.75%, 2/25/16	1,559	1,579,114

		7,371,493

2014 Semi-Annual Report	51

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Industrial–0.3%
Consumer Cyclical—Automotive–0.1%
Ford Motor Credit Co. LLC 7.00%, 4/15/15	$677	$720,179

Consumer Cyclical—Entertainment–0.2%
Viacom, Inc. 1.25%, 2/27/15	760	764,563

		1,484,742

Total Corporates—Investment Grades (cost $8,790,809)		8,856,235

	Shares
SHORT-TERM INVESTMENTS–29.5%
Investment Companies–27.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(e)(f) (cost $140,334,536)	140,334,536	140,334,536

	Principal Amount (000)	U.S. $ Value
U.S. Treasury Bills–1.6%
U.S. Treasury Bill Zero Coupon, 4/03/14	$4,100	$4,099,991
Zero Coupon, 6/26/14(g)	4,100	4,099,647
Total U.S. Treasury Bills (cost $8,199,638)		8,199,638

Total Short-Term Investments (cost $148,534,174)		148,534,174

Total Investments—98.7% (cost $489,671,641)		495,496,980
Other assets less liabilities—1.3%		6,442,740

Net Assets—100.0%+		$501,939,720

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	226	June 2014	$9,349,436	$9,651,813	$302,377
FTSE 100 Index Futures	41	June 2014	4,484,732	4,472,689	(12,043)
Russell 2000 Mini Futures	20	June 2014	2,353,240	2,341,000	(12,240)
S&P 500 E Mini Futures	934	June 2014	85,597,915	87,076,820	1,478,905
S&P Mid 400 E Mini Futures	22	June 2014	2,992,237	3,024,780	32,543
SPI 200 Futures	12	June 2014	1,489,620	1,500,441	10,821
TOPIX Index Futures	71	June 2014	8,405,756	8,275,250	(130,506)
U.S. T-Note 10 Yr (CBT) Futures	16	June 2014	1,988,195	1,976,000	(12,195)

Sold Contracts
Hang Seng Index Futures	12	April 2014	1,692,214	1,712,628	(20,414)

					$1,637,248

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	4,768	USD	4,250	5/15/14	$(159,316)
Citibank, NA	USD	505	GBP	303	5/15/14	(321)
Credit Suisse International	USD	3,974	JPY	406,432	5/15/14	(35,164)
Goldman Sachs Bank USA	USD	554	EUR	405	5/15/14	4,307
State Street Bank & Trust Co.	USD	1,930	CHF	1,735	5/15/14	32,814

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	USD	5,091	EUR	3,744	5/15/14	$66,484
State Street Bank & Trust Co.	USD	186	GBP	114	5/15/14	3,947
State Street Bank & Trust Co.	USD	121	JPY	12,328	5/15/14	(1,997)

						$(89,246)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 27,180	11/04/18	3 Month LIBOR	1.453%	$ (120,378)
Citigroup Global Markets, Inc./(CME Group)	6,980	11/01/23	3 Month LIBOR	2.617%	(32,361)
Citigroup Global Markets, Inc./(CME Group)	9,550	11/05/23	3 Month LIBOR	2.760%	76,124
Citigroup Global Markets, Inc./(CME Group)	2,140	11/04/43	3 Month LIBOR	3.580%	47,414
Citigroup Global Markets, Inc./(CME Group)	2,570	11/05/43	3 Month LIBOR	3.660%	97,437

					$ 68,236

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	16,497	0.40%	$5,750	11/17/19	Bank of America, NA	$(38,751)
Receive	MSCI AC Far East Ex Japan Index	13,740	0.46%	4,790	10/15/14	Bank of America, NA	(33,749)
Receive	MSCI AC Far East Ex Japan Index	939	0.35%	336	12/15/14	Bank of America, NA	(11,110)
Receive	MSCI Daily TR Net EAFE Index	2,738	0.34%	13,851	1/15/15	Deutsche Bank AG	249,529

							$165,919

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Adviser’s internal classification.
(a)	When-Issued or delayed delivery security.
(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	One contract relates to 100 shares.
(d)	Non-income producing security.
(e)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $ 355,969.

As of March 31, 2014, the Fund held 2.8% of net assets in insured bonds (of this amount 12.4% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

2014 Semi-Annual Report	53

Schedule of Investments (continued)

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AMBAC—Ambac Assurance Corporation

BBA—British Bankers Association

CBT—Chicago Board of Trade

CCD—Community College District

CDA—Community Development Authority

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

EDA—Economic Development Agency

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

HSD—High School District

IRS—Interest Rate Swaption

ISD—Independent School District

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

MTA—Metropolitan Transportation Authority

NATL—National Interstate Corporation

RAN—Revenue Anticipation Note

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

USD—Unified School District

See notes to financial statements.

54	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2014 (Unaudited)

	Principal Amount (000)	U.S. $ Value
MUNICIPAL OBLIGATIONS–64.0%
Long-Term Municipal Bonds–64.0%
New York–51.0%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$3,905,431
Brookhaven NY GO 3.00%, 3/15/15	1,425	1,463,261
Central Islip NY UFSD GO 4.00%, 7/15/15	700	733,243
5.00%, 7/15/19	750	880,755
Hempstead NY Local Dev Corp. (Hofstra Univ) 5.00%, 7/01/21	700	805,763
Hempstead Town NY GO 4.00%, 8/15/15	2,570	2,703,203
Long Island Pwr Auth NY Series 20102 5.00%, 5/01/15 (Pre-refunded/ETM)	2,780	2,925,144
NATL Series 2006A 5.00%, 6/01/16 (Pre-refunded/ETM)	1,335	1,466,698
Metropolitan Trnsp Auth NY Series 2010B 5.00%, 11/15/15	130	139,868
Series 2011B-1 5.00%, 11/15/15	1,400	1,506,274
Series 2011C 5.00%, 11/15/25	6,505	7,244,163
Series 2012F 5.00%, 11/15/25	1,000	1,122,570
AMBAC Series 2005A 5.50%, 11/15/16	1,730	1,952,634
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2012A 5.00%, 11/15/23–11/15/26	9,840	11,320,716
Nassau Cnty NY GO Series 2011A 5.00%, 4/01/20	2,050	2,357,049
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) Series 2012A 5.00%, 11/15/16	9,035	10,078,000
Nassau Health Care Corp. 2.25%, 1/15/15	3,955	3,980,391
New York NY GO Series 2004G 5.00%, 8/01/14	1,000	1,016,050
	Principal Amount (000)	U.S. $ Value
Series 2010B 5.00%, 8/01/16–8/01/19	$5,875	$6,565,453
Series 2010H-2 5.00%, 6/01/19	1,220	1,419,409
Series 2012I 5.00%, 8/01/16	2,430	2,682,744
AMBAC Series 2011H4 5.00%, 8/01/15	2,860	3,041,553
New York NY Mun Wtr Fin Auth Series 2010FF 5.00%, 6/15/25	500	565,230
Series 2011GG 5.00%, 6/15/26	8,070	9,130,156
New York NY Tmsl Fin Auth Series 2011B 5.00%, 2/01/21	4,110	4,824,359
New York NY Trnsl Fin Auth Series 2009B 5.00%, 11/01/18	4,525	5,255,742
Series 2010I-2 5.00%, 11/01/19	2,000	2,345,120
Series 2012B 5.00%, 11/01/24	5,765	6,678,407
Series 2012F-1 5.00%, 5/01/15	2,500	2,629,675
Series 2012S 5.00%, 5/01/19	1,000	1,165,700
Series 2014B 5.00%, 11/01/26	4,000	4,668,480
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,460,250
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	645	730,656
New York St Dormitory Auth (New York Dorm Facs) Series 2013A 5.00%, 7/01/21	1,000	1,158,220
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009A 5.00%, 7/01/24	3,440	3,860,127
New York St Dormitory Auth (New York St Pers Income Tax) Series 2008A 5.00%, 3/15/18	4,635	5,322,139
Series 2012A 5.00%, 12/15/21–12/15/22	3,965	4,694,755
Series 2014A 5.00%, 2/15/28	2,035	2,320,572
New York St Dormitory Auth (State Univ of New York) Series 2012A 5.00%, 7/01/26	1,965	2,225,520

2014 Semi-Annual Report	55

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
New York St Loc Gov Asst Corp. Series 2007A 5.00%, 4/01/16	$1,030	$1,124,029
Series 2010B 5.00%, 4/01/20	4,045	4,754,776
Series 2011A 5.00%, 4/01/14	2,000	2,000,000
Series 2012A 5.00%, 4/01/16	3,735	4,075,968
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,137,470
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 5.00%, 4/01/23	1,590	1,819,485
Series 2012A 5.00%, 4/01/20	1,975	2,303,285
AGM Series 2005B 5.00%, 4/01/14	3,910	3,910,000
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,881,296
New York St UDC (New York St Pers Income Tax) Series 2011A 5.00%, 3/15/15	3,000	3,138,660
Series 2013C 5.00%, 3/15/20	1,970	2,307,185
Onondaga Cnty NY GO 4.00%, 5/01/15	2,005	2,087,205
Port Authority of NY & NJ Series 2012-175 4.00%, 12/01/14	2,175	2,230,745
Series 20131 5.00%, 6/01/21–12/01/23	5,015	5,833,711
XLCA 5.00%, 10/01/19	1,000	1,077,140
Schenectady Cnty NY Cap Res (Ellis Hospital) 1.75%, 2/15/18	1,340	1,321,870
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2013B 5.00%, 6/01/20	9,650	10,442,747
Triborough Brdg & Tunl Auth NY Series 2008C 5.00%, 11/15/16	5,000	5,570,300
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,745,052

		196,106,404

	Principal Amount (000)	U.S. $ Value
Alabama–0.3%
Jefferson Cnty AL Commn (Jefferson Cnty AL Swr) Series 2013D 5.00%, 10/01/22	$1,000	$1,075,150

Arizona–0.8%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) Series 2010A 5.00%, 7/01/22	2,575	2,887,966

Colorado–1.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011A 5.75%, 11/15/20	3,150	3,757,950
Plaza Met Dist #1 CO 5.00%, 12/01/22	600	627,858
Regional Trnsp Dist CO (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,174,415

		5,560,223

District of Columbia–0.6%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/21	2,100	2,380,602

Florida–3.3%
Broward Cnty FL Sch Brd COP Series 2011A 5.00%, 7/01/18	3,500	3,957,135
Citizens Ppty Ins Corp. FL Series 2010A-1 5.00%, 6/01/16	1,155	1,259,504
Series 2012A-1 5.00%, 6/01/21	2,840	3,256,656
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	196,651
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,064,716
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,907,437

		12,642,099

Idaho–0.2%
Idaho Hlth Fac Auth (The Terraces at Boise) Series 2014 5.25%, 10/01/20	660	660,838

Illinois–2.1%
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	488,058

56	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Illinois GO 5.00%, 8/01/15	$2,320	$2,458,295
Series 2010 5.00%, 1/01/18	160	179,754
Illinois Sales Tax 4.00%, 6/15/16	2,915	3,139,280
Series 2010 5.00%, 6/15/20	1,685	1,949,595

		8,214,982

New Jersey–0.8%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.25%, 1/01/26	2,555	2,998,574

Pennsylvania–1.2%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	200	219,456
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,333,000

		4,552,456

Puerto Rico–1.6%
Puerto Rico Elec Pwr Auth Series 2003NN 5.50%, 7/01/20	1,660	1,191,316
Series 2008WW 5.50%, 7/01/18	1,350	1,164,281
Series 2010ZZ 5.25%, 7/01/22	705	499,062
Puerto Rico GO NATL Series 2001A 5.50%, 7/01/16	1,945	1,973,066
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/20	1,715	1,459,379

		6,287,104

Washington–0.7%
Port of Seattle WA Series 2010C 5.00%, 2/01/21	2,300	2,612,409

Total Municipal Obligations (cost $242,311,171)		245,978,807

	Shares
INVESTMENT COMPANIES–5.9%
Funds and Investment Trusts–5.9%
iShares MSCI EAFE ETF	26,507	1,780,475
SPDR S&P 500 ETF Trust	112,299	21,004,405

Total Investment Companies (cost $21,881,415)		22,784,880

CORPORATES—INVESTMENT GRADES–3.0%
Financial Institutions–2.7%
Banking–2.4%
Bank of America Corp. 1.50%, 10/09/15	$2,626	$2,649,280
Capital One Financial Corp. 2.125%, 7/15/14	620	622,849
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,233,997
4.70%, 5/29/15	1,255	1,309,833
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	602,089
JPMorgan Chase & Co. 1.35%, 2/15/17	2,645	2,642,852

		9,060,900

Finance–0.3%
General Electric Capital Corp. 5.90%, 5/13/14	1,150	1,157,186

Industrial–0.3%
Consumer Cyclical—Entertainment–0.1%
Viacom, Inc. 1.25%, 2/27/15	640	643,843

Consumer Non-Cyclical – 0.2%
Actavis, Inc. 1.875%, 10/01/17	665	662,010

		1,305,853

Total Corporates—Investment Grades (cost $11,463,560)		11,523,939

	Contracts
OPTIONS PURCHASED—PUTS–0.1%
Options on Equity Indices–0.1%
S&P 500 Index Expiration: June 2014, Exercise Price: $ 1,750.00(a)(b)	173	286,315

	Notional Amount (000)
Swaptions–0.0%
IRS Swaption, Deutsche Bank AG, Expiration: May 2014, Pay 1.95%, Receive 3-month LIBOR (BBA)(a)	46,240	166,104

2014 Semi-Annual Report	57

Schedule of Investments (continued)

Company	Notional Amount (000)	U.S. $ Value
IRS Swaption, JPMorgan Chase Bank, Expiration: May 2014, Pay 3.12%, Receive 3-month LIBOR (BBA)(a)	$14,930	$22,132
IRS Swaption, Morgan Stanley Capital Services LLC, Expiration: May 2014, Pay 3.14%, Receive 3-month LIBOR (BBA)(a)	15,250	11,450
IRS Swaption, Citibank NA, Expiration: May 2014, Pay 3.90%, Receive 3-month LIBOR (BBA)(a)	4,730	3,934
IRS Swaption, Citibank NA, Expiration: May 2014, Pay 3.95%, Receive 3-month LIBOR (BBA)(a)	4,850	1,113

		204,733

	Shares
Total Options Purchased—Puts (premiums paid $1,551,223)		491,048

SHORT-TERM INVESTMENTS–24.5%
Investment Companies–22.9%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.08%(c)(d) (cost $88,140,110)	88,140,110	$88,140,110

	Principal Amount (000)
U.S. Treasury Bills–1.6%
U.S. Treasury Bill
Zero Coupon, 4/03/14	$3,000	2,999,993
Zero Coupon, 6/26/14(e)	3,000	2,999,742

Total U.S. Treasury Bills (cost $5,999,735)		5,999,735

Total Short-Term Investments (cost $94,139,845)		94,139,845

Total Investments—97.5% (cost $371,347,214)		374,918,519
Other assets less liabilities—2.5%		9,428,617

Net Assets—100.0%		$384,347,136

58	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2014	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
Euro STOXX 50 Futures	157	June 2014	$6,494,962	$6,705,020	$210,058
FTSE 100 Index Futures	28	June 2014	3,062,744	3,054,519	(8,225)
Russell 2000 Mini Futures	15	June 2014	1,764,930	1,755,750	(9,180)
S&P 500 E Mini Futures	714	June 2014	65,435,665	66,566,220	1,130,555
S&P Mid 400 E Mini Futures	16	June 2014	2,176,173	2,199,840	23,667
SPI 200 Futures	11	June 2014	1,365,484	1,375,404	9,920
TOPIX Index Futures	52	June 2014	6,156,328	6,060,747	(95,581)
Sold Contracts
Hang Seng Index Futures	9	April 2014	1,269,161	1,284,471	(15,310)
U.S. Long Bond (CBT) Futures	18	June 2014	2,377,615	2,397,938	(20,323)
U.S. T-Note 5 Yr (CBT) Futures	20	June 2014	2,390,549	2,379,062	11,487
U.S. T-Note 10 Yr (CBT) Futures	70	June 2014	8,693,024	8,645,000	48,024

					$1,285,092

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	AUD	3,766	USD	$3,356	5/15/14	$(125,836)
BNP Paribas SA	USD	384	EUR	276	5/15/14	(4,277)
Citibank, NA	AUD	428	USD	387	5/15/14	(8,263)
Citibank, NA	USD	379	GBP	227	5/15/14	(240)
Credit Suisse International	USD	2,802	JPY	286,619	5/15/14	(24,798)
Royal Bank of Scotland PLC	GBP	227	USD	370	5/15/14	(8,090)
State Street Bank & Trust Co.	JPY	22,816	USD	224	5/15/14	2,929
State Street Bank & Trust Co.	USD	1,313	CHF	1,180	5/15/14	22,317
State Street Bank & Trust Co.	USD	3,525	EUR	2,592	5/15/14	46,027
State Street Bank & Trust Co.	USD	200	GBP	120	5/15/14	(122)
State Street Bank & Trust Co.	USD	223	JPY	22,816	5/15/14	(1,896)

						$(102,249)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$ 20,610	11/04/18	3 Month LIBOR	1.453%	$ (91,280)
Citigroup Global Markets, Inc./(CME Group)	5,470	11/01/23	3 Month LIBOR	2.617%	(25,360)
Citigroup Global Markets, Inc./(CME Group)	7,240	11/05/23	3 Month LIBOR	2.760%	57,711
Citigroup Global Markets, Inc./(CME Group)	1,670	11/04/43	3 Month LIBOR	3.580%	37,001
Citigroup Global Markets, Inc./(CME Group)	1,950	11/05/43	3 Month LIBOR	3.660%	73,930

					$ 52,002

TOTAL RETURN SWAPS (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI AC Far East Ex Japan Index	10,614	0.46%	$3,700	10/15/14	Bank of America, NA	$(26,071)
Receive	MSCI AC Far East Ex Japan Index	12,767	0.40%	4,450	11/19/14	Bank of America, NA	(29,990)
Receive	MSCI AC Far East Ex Japan Index	377	0.35%	135	12/15/14	Bank of America, NA	(4,461)
Receive	MSCI Daily TR Net EAFE	2,412	0.34%	12,202	1/15/15	Deutsche Bank AG	219,820

							$159,298

2014 Semi-Annual Report	59

Schedule of Investments (continued)

+	The fund’s portfolio breakdown excludes derivative exposure and is expressed as approximate percentages of the fund’s total net assets, based on the Advisor’s internal classification.
(a)	Non-income producing security.
(b)	One contract relates to 100 shares.
(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $378,967.

As of March 31, 2014, the Fund held 7.7% of net assets in insured bonds (of this amount 5.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Currency Abbreviation:

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

JPY—Japanese Yen

USD—United States Dollar

Glossary:

AC—All Country

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BBA—British Bankers Association

CBT—Chicago Board of Trade

CME—Chicago Mercantile Exchange

COP—Certificate of Participation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

FTSE—Financial Times Stock Exchange

GO—General Obligation

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rates

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

UDC—Urban Development Corporation

UFSD—Union Free School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

60	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2014

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO
ASSETS
Investments in securities at value
Unaffiliated issuers	$1,298,516,391	$3,143,511,921	$790,461,058
Affiliated issuers (a)	511,958,965	571,069,940	253,299,008
Foreign currencies, at value (b)	2,544,104	5,631,645	1,576,491
Cash (c)(d)	1,463,375	1,967,865	16,756,368
Receivables:
Dividends and interest	2,755,289	6,739,461	6,291,358
Foreign withholding tax reclaims	312,979	807,044	0
Investment securities sold and foreign currency transactions	7,070,388	13,329,904	13,790,101
Capital shares sold	514,231	2,514,291	1,072,946
Margin due from broker on futures	325,562	934,292	1,679,800
Unrealized appreciation of forward currency exchange contracts	1,350,613	3,306,059	2,687,621
Unrealized appreciation of total return swaps	900,034	0	1,081,542

Total assets	1,827,711,931	3,749,812,422	1,088,696,293

LIABILITIES
Due to custodian	110,926	165,050	325,170
Payables:
Investment securities purchased and foreign currency transactions	7,052,536	17,823,767	12,408,064
Management fee	1,287,441	2,649,655	550,870
Capital shares redeemed	966,222	2,027,922	551,071
Shareholder servicing fee	230,711	453,898	103,659
Margin owed to broker on centrally cleared interest rate swaps	43,689	64,527	123,738
Transfer Agent fee	11,728	4,566	11,643
Accrued expenses	188,361	319,479	94,773
Unrealized depreciation of forward currency exchange contracts	3,580,497	9,024,211	2,374,705
Unrealized depreciation of total return swaps	0	471,280	0
Collateral received from broker	200,000	1,090,000	1,270,000

Total liabilities	13,672,111	34,094,355	17,813,693

NET ASSETS	$1,814,039,820	$3,715,718,067	$1,070,882,600

Cost of investments
Unaffiliated issuers	$1,085,627,274	$2,602,763,859	$790,999,870
Affiliated issuers	$514,599,486	$571,069,940	$253,800,995

NET ASSETS CONSIST OF:
Capital stock, at par	$145,696	$283,931	$101,753
Additional paid-in capital	1,584,372,784	3,118,487,674	1,063,501,121
Undistributed net investment income/(distributions in excess of net investment income)	8,812,998	7,747,595	(902,966)
Accumulated net realized gain on investment and foreign currency transactions†	11,488,068	56,074,956	4,511,899
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	211,489,923	538,827,278	3,314,546
Foreign currency denominated assets and liabilities	(2,269,649)	(5,703,367)	356,247

	$1,814,039,820	$3,715,718,067	$1,070,882,600

(a) Includes investment of cash collateral of $200,000, $1,090,000 and $1,270,000, respectively, received from broker for OTC derivatives outstanding at March 31, 2014.

(b) Cost:$2,541,077, $5,623,212 and $1,573,883, respectively. (Note 1)

(c) An amount of $12,436,826, has been segregated to collateralize margin requirements for the open futures at March 31, 2014 for the Overlay B Portfolio.

(d) Amounts of $1,448,632, $1,946,845 and $4,275,394, respectively, have been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at March 31, 2014.

† Net of accrued foreign capital gains taxes of $45,371 and $135,327, respectively, for Overlay A and Tax-Aware Overlay A.

See Notes to Financial Statements.

2014 Semi-Annual Report	61

Statement of Assets and Liabilities—March 31, 2014 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,458,717,111	$2,866,136,980	$873,744,483
Shares of capital stock outstanding	117,179,272	219,109,418	83,017,449

Net asset value, offering and redemption price per share	$12.45	$13.08	$10.52

Class 2 Shares
Net Assets	$355,322,709	$849,581,087	$197,138,117
Shares of capital stock outstanding	28,516,452	64,821,139	18,735,205

Net asset value, offering and redemption price per share	$12.46	$13.11	$10.52

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,310,714,908	$355,162,444	$286,778,409
Affiliated issuers (a)	364,470,772	140,334,536	88,140,110
Cash (b)(c)	25,639,064	7,413,847	5,705,280
Receivables:
Dividends and interest	15,255,706	4,237,574	3,510,139
Investment securities sold	480,000	0	0
Capital shares sold	607,385	321,520	279,930
Margin due from broker on futures	2,947,125	860,470	659,698
Unrealized appreciation of total return swaps	970,959	249,529	219,820
Unrealized appreciation of forward currency exchange contracts	327,107	107,552	71,273

Total assets	1,721,413,026	508,687,472	385,364,659

LIABILITIES
Due to custodian	378,385	109,988	84,209
Payables:
Investment securities purchased	0	4,775,575	0
Capital shares redeemed	1,362,352	246,814	147,092
Management fee	886,484	259,396	198,283
Shareholder servicing fee	142,651	37,419	38,553
Margin owed to broker on centrally cleared interest rate swaps	144,069	41,687	32,043
Transfer Agent fee	23,850	3,132	3,162
Accrued expenses	110,792	53,333	50,137
Unrealized depreciation of forward currency exchange contracts	691,451	196,798	173,522
Unrealized depreciation of total return swaps	254,818	83,610	60,522
Collateral received from broker	2,160,000	940,000	230,000

Total liabilities	6,154,852	6,747,752	1,017,523

NET ASSETS	$1,715,258,174	$501,939,720	$384,347,136

Cost of investments
Unaffiliated issuers	$1,282,650,670	$349,337,105	$283,207,104
Affiliated issuers	$364,470,772	$140,334,536	$88,140,110

NET ASSETS CONSIST OF:
Capital stock, at par	$158,448	$46,512	$35,854
Additional paid-in capital	1,650,259,511	487,736,277	372,489,654
Undistributed net investment income/(distributions in excess of net investment income)	1,139,148	(122,406)	242,804
Accumulated net realized gain on investment and foreign currency transactions	29,295,611	6,671,841	6,613,376
Net unrealized appreciation/depreciation of:
Investments, futures, swap and options written transactions	34,769,800	7,696,742	5,067,697
Foreign currency denominated assets and liabilities	(364,344)	(89,246)	(102,249)

	$1,715,258,174	$501,939,720	$384,347,136

(a) Includes investment of cash collateral of $2,160,000, $940,000 and $230,000 received from broker for OTC derivatives outstanding at March 31, 2014 for the Tax-Aware Overlay B Portfolio.

(b) Amounts $20,613,944, $5,951,915 and $4,586,900 have been segregated to collateralize margin requirements for open futures outstanding at March 31, 2014.

(c) Amounts $4,974,547, $1,447,223 and $1,107,129 have been segregated to collateralize margin requirements for open centrally cleared swaps outstanding at March 31, 2014.

See Notes to Financial Statements.

2014 Semi-Annual Report	63

Statement of Assets and Liabilities—March 31, 2014 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,196,597,192	$313,636,481	$324,005,253
Shares of capital stock outstanding	110,568,307	29,069,820	30,230,914

Net asset value, offering and redemption price per share	$10.82	$10.79	$10.72

Class 2 Shares
Net Assets	$518,660,982	$188,303,239	$60,341,883
Shares of capital stock outstanding	47,879,271	17,442,279	5,623,036

Net asset value, offering and redemption price per share	$10.83	$10.80	$10.73

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2014 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$3,158	$0	$6,719,827
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $171,601, $443,504 and $40, respectively)	12,282,680	29,748,859	450,093
Affiliated issuers	6,877,085	272,645	1,246,771

Total income	19,162,923	30,021,504	8,416,691

Expenses:
Management fee (see Note 2A)	7,879,435	16,116,004	3,404,126
Shareholder servicing fee (see Note 2B)	1,413,893	2,752,032	643,129
Custodian fee	168,436	204,856	118,001
Transfer Agent fee—Class 1	32,030	43,229	32,180
Transfer Agent fee—Class 2	7,638	13,026	7,136
Auditing and tax fees	48,391	43,229	48,391
Directors’ fees and expenses	40,748	80,871	24,449
Legal fees	18,350	38,063	18,209
Registration fees	12,377	18,570	17,665
Printing fees	9,369	13,017	9,359
Miscellaneous	46,861	69,606	26,037

Total expenses before interest expense	9,677,528	19,392,503	4,348,682
Interest expense	11,009	10,392	0

Total expenses	9,688,537	19,402,895	4,348,682

Net investment income	9,474,386	10,618,609	4,068,009

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	30,028,212	100,584,472	(1,253,848)
Futures	12,864,041	25,306,960	20,470,258
Options written	666,867	1,356,238	149,798
Swaps	(3,277,950)	(8,262,917)	(1,437,280)
Foreign currency transactions	(764,959)	(3,071,491)	(9,440,747)

Net realized gain on investment and foreign currency transactions	39,516,211	115,913,262	8,488,181

Net change in unrealized appreciation/depreciation of:
Investments(a)	55,844,657	100,877,366	9,710,289
Futures	(2,792,006)	(8,012,408)	4,491,200
Swaps	2,121,558	187,164	1,567,272
Foreign currency denominated assets and liabilities	(2,605,180)	(6,467,186)	5,927,394

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	52,569,029	86,584,936	21,696,155

Net realized and unrealized gain on investment and foreign currency transactions	92,085,240	202,498,198	30,184,336

Net increase in net assets resulting from operations	$101,559,626	$213,116,807	$34,252,345

(a) Net of decrease in accrued foreign capital gains taxes of $43,767 and $131,262, respectively, for Overlay A Portfolio and Tax-Aware Overlay A Portfolio.

See Notes to Financial Statements.

2014 Semi-Annual Report	65

Statement of Operations—for the six months ended March 31, 2014 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$14,794,875	$3,453,691	$3,134,952
Dividends
Unaffiliated issuers	713,558	209,110	159,194
Affiliated issuers	166,598	62,333	38,709

Total income	15,675,031	3,725,134	3,332,855

Expenses:
Management fee (see Note 2A)	5,460,060	1,586,555	1,215,383
Shareholder servicing fee (see Note 2B)	878,697	226,542	235,674
Custodian fee	111,904	72,218	65,997
Transfer Agent fee—Class 1	33,069	6,794	9,363
Transfer Agent fee—Class 2	14,319	4,185	1,780
Auditing and tax fees	43,228	43,228	43,228
Directors’ fees and expenses	38,912	11,218	8,647
Registration fees	23,844	14,890	16,009
Legal fees	19,347	5,535	4,285
Printing fees	7,854	2,675	2,977
Miscellaneous	35,077	15,747	12,416

Total expenses	6,666,311	1,989,587	1,615,759

Net investment income	9,008,720	1,735,547	1,717,096

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,350,343)	(1,242,220)	44,297
Futures	35,121,095	10,645,773	7,875,065
Options written	240,002	69,423	53,590
Swaps	754,070	136,077	177,198
Foreign currency transactions	(301,919)	(79,657)	(55,192)

Net realized gain on investment and foreign currency transactions	33,462,905	9,529,396	8,094,958

Net change in unrealized appreciation/depreciation of:
Investments	8,955,626	3,276,805	1,460,313
Futures	8,419,062	1,886,115	1,847,693
Swaps	185,739	30,820	39,298
Foreign currency denominated assets and liabilities	(1,077,738)	(310,572)	(256,304)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	16,482,689	4,883,168	3,091,000

Net realized and unrealized gain on investment and foreign currency transactions	49,945,594	14,412,564	11,185,958

Net increase in net assets resulting from operations	$58,954,314	$16,148,111	$12,903,054

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE IN NET ASSETS FROM
Operations:
Net investment income	$9,474,386	$10,536,613	$10,618,609	$15,972,498
Net realized gain on investment and foreign currency transactions	39,516,211	111,173,802	115,913,262	184,358,158
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	52,569,029	102,586,273	86,584,936	296,161,757
Contributions from Adviser (see Note 2A)	0	87	0	409

Net increase in net assets resulting from operations	101,559,626	224,296,775	213,116,807	496,492,822

Dividends to shareholders:
Dividends from net investment income (a)	(24,751,405)	(10,934,484)	(23,936,083)	(11,579,810)

Capital-share transactions
Net proceeds from sales of shares	164,835,033	337,346,133	308,698,650	731,558,062
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	22,733,143	9,629,601	19,010,757	8,756,765

Total proceeds from shares sold	187,568,176	346,975,734	327,709,407	740,314,827
Cost of shares redeemed	(122,748,119)	(344,108,214)	(203,102,930)	(656,117,461)

Net increase in net assets from capital-share transactions	64,820,057	2,867,520	124,606,477	84,197,366

Net increase in net assets	141,628,278	216,229,811	313,787,201	569,110,378

NET ASSETS:
Beginning of period	1,672,411,542	1,456,181,731	3,401,930,866	2,832,820,488

End of period (b)	$1,814,039,820	$1,672,411,542	$3,715,718,067	$3,401,930,866

(b) Includes undistributed net investment income of:	$8,812,998	$24,090,017	$7,747,595	$21,065,069

(a) See page 70 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2014 Semi-Annual Report	67

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$4,068,009	$5,801,076	$9,008,720	$18,543,544
Net realized gain on investment and foreign currency transactions	8,488,181	97,386,949	33,462,905	106,074,050
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	21,696,155	(58,005,421)	16,482,689	(44,422,622)
Contributions from Adviser (see Note 2A)	0	569	0	0

Net increase in net assets resulting from operations	34,252,345	45,183,173	58,954,314	80,194,972

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(27,952,242)	(13,398,142)	(27,838,048)	(16,836,939)
Distributions from net realized gain on investment transactions (a)	(59,394,985)	(17,023,705)	(106,834,421)	(10,412,955)

Total dividends and distributions to shareholders	(87,347,227)	(30,421,847)	(134,672,469)	(27,249,894)

Capital-share transactions
Net proceeds from sales of shares	108,829,284	216,660,387	154,517,276	364,469,753
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	83,194,915	28,084,118	127,222,856	22,742,041

Total proceeds from shares sold	192,024,199	244,744,505	281,740,132	387,211,794
Cost of shares redeemed	(101,028,391)	(289,795,218)	(141,403,262)	(501,654,393)

Net increase (decrease) in net assets from capital-share transactions	90,995,808	(45,050,713)	140,336,870	(114,442,599)

Net increase (decrease) in net assets	37,900,926	(30,289,387)	64,618,715	(61,497,521)

NET ASSETS:
Beginning of period	1,032,981,674	1,063,271,061	1,650,639,459	1,712,136,980

End of period (b)	$1,070,882,600	$1,032,981,674	$1,715,258,174	$1,650,639,459

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(902,966)	$22,981,267	$1,139,148	$19,968,476

(a) See page 70 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,735,547	$3,950,449	$1,717,096	$3,208,675
Net realized gain on investment and foreign currency transactions	9,529,396	29,801,645	8,094,958	23,308,533
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,883,168	(12,735,506)	3,091,000	(9,710,917)

Net increase in net assets resulting from operations	16,148,111	21,016,588	12,903,054	16,806,291

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(6,245,298)	(3,850,926)	(5,287,389)	(2,820,855)
Distributions from net realized gain on investment transactions (a)	(31,761,339)	(2,502,478)	(23,971,148)	(2,658,810)

Total dividends and distributions to shareholders	(38,006,637)	(6,353,404)	(29,258,537)	(5,479,665)

Capital-share transactions
Net proceeds from sales of shares	43,061,497	101,026,909	28,638,024	73,423,988
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	36,455,876	5,393,253	27,937,743	4,829,064

Total proceeds from shares sold	79,517,373	106,420,162	56,575,767	78,253,052
Cost of shares redeemed	(33,374,721)	(76,689,733)	(23,123,769)	(98,857,034)

Net increase (decrease) in net assets from capital-share transactions	46,142,652	29,730,429	33,451,998	(20,603,982)

Net increase (decrease) in net assets	24,284,126	44,393,613	17,096,515	(9,277,356)

NET ASSETS:
Beginning of period	477,655,594	433,261,981	367,250,621	376,527,977

End of period (b)	$501,939,720	$477,655,594	$384,347,136	$367,250,621

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(122,406)	$4,387,345	$242,804	$3,813,097

(a) See page 70 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2014 Semi-Annual Report	69

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(19,331,652)	$(8,761,224)	$(17,277,702)	$(7,916,195)
Class 2	(5,419,753)	(2,173,260)	(6,658,381)	(3,663,615)

	$(24,751,405)	$(10,934,484)	$(23,936,083)	$(11,579,810)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(22,862,398)	$(10,796,963)	$(18,777,605)	$(10,995,194)
Class 2	(5,089,844)	(2,601,179)	(9,060,443)	(5,841,745)

	$(27,952,242)	$(13,398,142)	$(27,838,048)	$(16,836,939)

Distributions from net realized gain on investment transactions
Class 1	$(49,055,741)	$(14,137,031)	$(74,605,132)	$(7,061,134)
Class 2	(10,339,244)	(2,886,674)	(32,229,289)	(3,351,821)

	$(59,394,985)	$(17,023,705)	$(106,834,421)	$(10,412,955)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(3,650,681)	$(2,263,700)	$(4,339,188)	$(2,327,337)
Class 2	(2,594,617)	(1,587,226)	(948,201)	(493,518)

	$(6,245,298)	$(3,850,926)	$(5,287,389)	$(2,820,855)

Distributions from net realized gain on investment transactions
Class 1	$(19,615,983)	$(1,550,142)	$(20,105,805)	$(2,243,216)
Class 2	(12,145,356)	(952,336)	(3,865,343)	(415,594)

	$(31,761,339)	$(2,502,478)	$(23,971,148)	$(2,658,810)

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.91		$10.37	$10.94	$10.87	$10.00

Income from investment operations:
Investment income, net†	0.06		0.07	0.05	0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.65		1.55	0.36	0.25	0.85
Contributions from Adviser	0		0.00 (c)	0	0	0

Total from investment operations	0.71		1.62	0.41	0.28	0.87

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.08)	(0.11)	(0.05)	0
Distributions from net realized gain on investment transactions	0		0	(0.87)	(0.16)	0

Total dividends and distributions	(0.17)		(0.08)	(0.98)	(0.21)	0

Net asset value, end of period	$12.45		$11.91	$10.37	$10.94	$10.87

Total return (d)	6.00%		15.69%	4.08%	2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,458,717		$1,358,991	$1,218,127	$1,178,056	$763,900
Average net assets (000 omitted)	$1,417,778		$1,276,696	$1,215,244	$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.15%	*	1.15%	1.16%	1.17%	1.20%	*+
Expenses, before waivers/reimbursement (e)	1.15%	*	1.15%	1.16%	1.17%	1.27%	*+
Net investment income	1.04%	*	0.65%	0.47%	0.29%	0.26%	*+(b)
Portfolio turnover rate	53%		165%	99%	70%	29%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.94		$10.39	$10.96	$10.88	$10.00

Income from investment operations:
Investment income, net†	0.08		0.10	0.07	0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.64		1.55	0.36	0.24	0.85
Contributions from Adviser	0		0.00 (c)	0	0	0

Total from investment operations	0.72		1.65	0.43	0.30	0.88

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.10)	(0.13)	(0.06)	0
Distributions from net realized gain on investment transactions	0		0	(0.87)	(0.16)	0

Total dividends and distributions	(0.20)		(0.10)	(1.00)	(0.22)	0

Net asset value, end of period	$12.46		$11.94	$10.39	$10.96	$10.88

Total return (d)	6.07%		15.99%	4.26%	2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$355,323		$313,421	$238,054	$215,163	$103,467
Average net assets (000 omitted)	$338,018		$259,853	$238,644	$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.95%	*	0.95%	0.96%	0.97%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.95%	*	0.95%	0.96%	0.97%	1.10%	*+
Net investment income	1.25%	*	0.86%	0.66%	0.51%	0.42%	*+(b)
Portfolio turnover rate	53%		165%	99%	70%	29%

See Footnote Summary on page 83.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.40		$10.57	$10.75	$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.04		0.05	0.04	0.03	(0.00	) (b)(c)
Net realized and unrealized gain on investment and foreign currency transactions	0.72		1.82	0.21	0.12	0.74
Contributions from Adviser	0		0.00 (c)	0	0.00 (c)	0

Total from investment operations	0.76		1.87	0.25	0.15	0.74

Less dividends and distributions:
Dividends from net investment income	(0.08)		(0.04)	(0.02)	0	0
Distributions from net realized gain on investment transactions	0		0	(0.41)	(0.14)	0

Total dividends and distributions	(0.08)		(0.04)	(0.43)	(0.14)	0

Net asset value, end of period	$13.08		$12.40	$10.57	$10.75	$10.74

Total return (d)	6.17%		17.74%	2.38%	1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,866,137		$2,609,140	$2,183,824	$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,759,593		$2,355,106	$2,171,291	$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	1.13%	*	1.13%	1.14%	1.14%	1.20%	*+
Expenses, before waivers/reimbursement (e)	1.13%	*	1.13%	1.14%	1.14%	1.23%	*+
Net investment income (loss)	0.55%	*	0.48%	0.42%	0.24%	(0.01)% *+(b)
Portfolio turnover rate	57%		150%	86%	71%	37%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$12.43		$10.60	$10.78	$10.76	$10.00

Income from investment operations:
Investment income, net†	0.05		0.08	0.07	0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.73		1.81	0.20	0.12	0.75
Contributions from Adviser	0		0.00 (c)	0	0.00 (c)	0

Total from investment operations	0.78		1.89	0.27	0.17	0.76

Less dividends and distributions:
Dividends from net investment income	(0.10)		(0.06)	(0.04)	(0.01)	0
Distributions from net realized gain on investment transactions	0		0	(0.41)	(0.14)	0

Total dividends and distributions	(0.10)		(0.06)	(0.45)	(0.15)	0

Net asset value, end of period	$13.11		$12.43	$10.60	$10.78	$10.76

Total return (d)	6.33%		17.94%	2.57%	1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$849,581		$792,791	$648,996	$607,676	$347,555
Average net assets (000 omitted)	$831,580		$701,320	$653,109	$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements (e)	0.93%	*	0.93%	0.94%	0.95%	1.00%	*+
Expenses, before waivers/reimbursement (e)	0.93%	*	0.93%	0.94%	0.95%	1.04%	*+
Net investment income	0.74%	*	0.68%	0.62%	0.45%	0.19%	*+(b)
Portfolio turnover rate	57%		150%	86%	71%	37%

See Footnote Summary on page 83.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.13		$10.98	$10.75	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.04		0.06	0.07	0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.30		0.41	0.50	0.17	0.77
Contributions from Adviser	0		0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.34		0.47	0.57	0.28	0.83

Less dividends and distributions:
Dividends from net investment income	(0.30)		(0.14)	(0.25)	(0.08)	0
Distributions from net realized gain on investment transactions	(0.65)		(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.95)		(0.32)	(0.34)	(0.36)	0

Net asset value, end of period	$10.52		$11.13	$10.98	$10.75	$10.83

Total return (d)	3.33%		4.40%	5.39%	2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$873,744		$845,566	$861,886	$780,228	$557,549
Average net assets (000 omitted)	$859,861		$859,978	$841,055	$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	*	0.86%	0.87%	0.87%	0.90%	*+
Expenses, before waivers/reimbursement	0.86%	*	0.86%	0.87%	0.87%	0.98%	*+
Net investment income	0.75%	*	0.53%	0.68%	1.02%	0.92%	*+(b)
Portfolio turnover rate	56%		138%	111%	98%	38%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.13		$10.99	$10.76	$10.83	$10.00

Income from investment operations:
Investment income, net†	0.05		0.07	0.09	0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.31		0.41	0.49	0.17	0.76
Contributions from Adviser	0		0.00 (c)	0	0	0.00	(c)

Total from investment operations	0.36		0.48	0.58	0.30	0.83

Less dividends and distributions:
Dividends from net investment income	(0.32)		(0.16)	(0.26)	(0.09)	0
Distributions from net realized gain on investment transactions	(0.65)		(0.18)	(0.09)	(0.28)	0

Total dividends and distributions	(0.97)		(0.34)	(0.35)	(0.37)	0

Net asset value, end of period	$10.52		$11.13	$10.99	$10.76	$10.83

Total return (d)	3.39%		4.55%	5.53%	2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$197,138		$187,416	$201,385	$145,789	$84,559
Average net assets (000 omitted)	$190,440		$184,611	$178,148	$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	*	0.71%	0.72%	0.73%	0.75%	*+
Expenses, before waivers/reimbursement	0.71%	*	0.71%	0.72%	0.73%	0.86%	*+
Net investment income	0.89%	*	0.67%	0.82%	1.18%	1.06%	*+(b)
Portfolio turnover rate	56%		138%	111%	98%	38%

See Footnote Summary on page 83.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.37		$11.01	$10.55	$10.62	$10.00

Income from investment operations:
Investment income, net†	0.06		0.12	0.10	0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.33		0.42	0.49	0.20	0.60

Total from investment operations	0.39		0.54	0.59	0.28	0.62

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.11)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)		(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.94)		(0.18)	(0.13)	(0.35)	0

Net asset value, end of period	$10.82		$11.37	$11.01	$10.55	$10.62

Total return (a)	3.56%		4.96%	5.60%	2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,196,597		$1,147,060	$1,143,322	$1,033,989	$660,484
Average net assets (000 omitted)	$1,174,815		$1,138,909	$1,117,359	$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	*	0.84%	0.84%	0.86%	0.90%	*+
Expenses, before waivers/reimbursement	0.84%	*	0.84%	0.84%	0.86%	0.97%	*+
Net investment income	1.03%	*	1.07%	0.91%	0.71%	0.40%	*+(b)
Portfolio turnover rate	15%		67%	21%	15%	26%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	77

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.40		$11.03	$10.57	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.06		0.14	0.12	0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.33		0.42	0.48	0.20	0.60

Total from investment operations	0.39		0.56	0.60	0.29	0.63

Less dividends and distributions:
Dividends from net investment income	(0.21)		(0.12)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)		(0.07)	(0.05)	(0.32)	0

Total dividends and distributions	(0.96)		(0.19)	(0.14)	(0.35)	0

Net asset value, end of period	$10.83		$11.40	$11.03	$10.57	$10.63

Total return (a)	3.58%		5.17%	5.73%	2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$518,661		$503,579	$568,815	$526,880	$297,618
Average net assets (000 omitted)	$509,819		$520,827	$558,652	$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	*	0.69%	0.69%	0.71%	0.75%	*+
Expenses, before waivers/reimbursement	0.69%	*	0.69%	0.69%	0.71%	0.84%	*+
Net investment income	1.18%	*	1.22%	1.06%	0.86%	0.55%	*+(b)
Portfolio turnover rate	15%		67%	21%	15%	26%

See Footnote Summary on page 83.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.33		$10.98	$10.50	$10.66	$10.00

Income from investment operations:
Investment income, net†	0.04		0.09	0.09	0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.33		0.41	0.50	0.15	0.64

Total from investment operations	0.37		0.50	0.59	0.22	0.66

Less dividends and distributions:
Dividends from net investment income	(0.15)		(0.09)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.76)		(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.91)		(0.15)	(0.11)	(0.38)	0

Net asset value, end of period	$10.79		$11.33	$10.98	$10.50	$10.66

Total return (d)	3.37%		4.65%	5.67%	2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$313,636		$291,548	$272,315	$243,235	$171,603
Average net assets (000 omitted)	$302,885		$283,838	$262,729	$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%	*	0.88%	0.89%	0.89%	0.90%	*+
Expenses, before waivers/reimbursement	0.87%	*	0.88%	0.89%	0.89%	1.06%	*+
Net investment income	0.65%	*	0.81%	0.83%	0.62%	0.32%	*+(b)
Portfolio turnover rate	33%		82%	19%	13%	33%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	79

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.35		$10.99	$10.51	$10.67	$10.00

Income from investment operations:
Investment income, net†	0.04		0.11	0.11	0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.34		0.42	0.50	0.15	0.64

Total from investment operations	0.38		0.53	0.61	0.23	0.67

Less dividends and distributions:
Dividends from net investment income	(0.17)		(0.11)	(0.09)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.76)		(0.06)	(0.04)	(0.36)	0

Total dividends and distributions	(0.93)		(0.17)	(0.13)	(0.39)	0

Net asset value, end of period	$10.80		$11.35	$10.99	$10.51	$10.67

Total return (d)	3.47%		4.86%	5.81%	2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$188,303		$186,108	$160,947	$151,838	$68,459
Average net assets (000 omitted)	$186,627		$174,348	$162,199	$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.72%	*	0.73%	0.74%	0.74%	0.75%	*+
Expenses, before waivers/reimbursement	0.72%	*	0.73%	0.74%	0.74%	0.96%	*+
Net investment income	0.80%	*	0.95%	0.98%	0.79%	0.47%	*+(b)
Portfolio turnover rate	33%		82%	19%	13%	33%

See Footnote Summary on page 83.

See Notes to Financial Statements.

80	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.25		$10.91	$10.47	$10.63	$10.00

Income from investment operations:
Investment income, net†	0.05		0.09	0.08	0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.33		0.41	0.48	0.17	0.62

Total from investment operations	0.38		0.50	0.56	0.23	0.63

Less dividends and distributions:
Dividends from net investment income	(0.16)		(0.08)	(0.07)	(0.02)	0
Distributions from net realized gain on investment transactions	(0.75)		(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.91)		(0.16)	(0.12)	(0.39)	0

Net asset value, end of period	$10.72		$11.25	$10.91	$10.47	$10.63

Total return (d)	3.52%		4.67%	5.37%	2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$324,005		$311,105	$314,941	$290,436	$187,654
Average net assets (000 omitted)	$315,096		$308,859	$309,928	$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.89%	*	0.89%	0.89%	0.90%	0.90%	*+
Expenses, before waivers/reimbursement	0.89%	*	0.89%	0.89%	0.91%	1.08%	*+
Net investment income	0.89%	*	0.85%	0.75%	0.59% (b)	0.18%	*+(b)
Portfolio turnover rate	20%		72%	29%	14%	39%

See Footnote Summary on page 83.

See Notes to Financial Statements.

2014 Semi-Annual Report	81

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$11.28		$10.93	$10.49	$10.64	$10.00

Income from investment operations:
Investment income, net†	0.06		0.11	0.10	0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.32		0.42	0.47	0.17	0.62

Total from investment operations	0.38		0.53	0.57	0.25	0.64
Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.10)	(0.08)	(0.03)	0
Distributions from net realized gain on investment transactions	(0.75)		(0.08)	(0.05)	(0.37)	0

Total dividends and distributions	(0.93)		(0.18)	(0.13)	(0.40)	0

Net asset value, end of period	$10.73		$11.28	$10.93	$10.49	$10.64

Total return (d)	3.53%		4.87%	5.50%	2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$60,342		$56,146	$61,587	$47,730	$32,066
Average net assets (000 omitted)	$59,896		$58,420	$57,931	$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.74%	*	0.74%	0.74%	0.75%	0.75%	*+
Expenses, before waivers/reimbursement	0.74%	*	0.74%	0.74%	0.76%	1.05%	*+
Net investment income	1.04%	*	1.00%	0.90%	0.73% (b)	0.33%	*+(b)
Portfolio turnover rate	20%		72%	29%	14%	39%

See Footnote Summary on page 83.

See Notes to Financial Statements.

82	Sanford C. Bernstein Fund, Inc.

*	Annualized.
†	Based on average shares outstanding.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	The expense ratios presented below exclude interest expense:

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)		YEAR ENDED 9/30/13	YEAR ENDED 9/30/12	YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.15%	*	1.15%	1.16%	1.17%	1.20%	*+
Before waivers/reimbursements	1.14%	*	1.15%	1.16%	1.17%	1.27%	*+
Class 2
Net of waivers/reimbursements	0.95%	*	0.95%	0.96%	0.97%	1.00%	*+
Before waivers/reimbursements	0.94%	*	0.95%	0.96%	0.97%	1.10%
Tax-Aware Overlay A Portfolio
Class 1
Net of waivers/reimbursements	1.13%	*	1.13%	1.14%	1.14%	1.20%	*+
Before waivers/reimbursements	1.13%	*	1.13%	1.14%	1.14%	1.23%	*+
Class 2
Net of waivers/reimbursements	0.93%	*	0.93%	0.94%	0.95%	1.00%	*+
Before waivers/reimbursements	0.93%	*	0.93%	0.94%	0.95%	1.04%	*+

See Notes to Financial Statements.

2014 Semi-Annual Report	83

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprised of 18 portfolios (hereafter collectively referred to as the “Portfolios” and individually the “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the

84	Sanford C. Bernstein Fund, Inc.

securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

2014 Semi-Annual Report	85

Notes to Financial Statements (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2014:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$179,573,601	$59,264,925	$0	$238,838,526
Consumer Discretionary	169,520,555	40,912,649	0	210,433,204
Information Technology	151,451,793	18,952,810	0	170,404,603
Health Care	103,632,366	20,768,151	0	124,400,517
Consumer Staples	89,294,227	27,871,968	0	117,166,195
Industrials	81,048,393	31,604,425	0	112,652,818
Energy	54,545,353	8,609,934	0	63,155,287
Materials	32,810,787	13,006,303	0	45,817,090
Telecommunication Services	14,046,177	13,974,070	0	28,020,247
Utilities	10,162,082	2,854,293	0	13,016,375
Investment Companies	377,311,399	0	0	377,311,399
Options Purchased—Puts	0	3,820,860	0	3,820,860
Warrants	157,392	3,431,828	0	3,589,220
Short-Term Investments:
Investment Companies	296,849,202	0	0	296,849,202
U.S. Treasury Bills	0	4,999,813	0	4,999,813
Total Investments in Securities	1,560,403,327	250,072,029	0	1,810,475,356

86	Sanford C. Bernstein Fund, Inc.

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Other Financial Instruments*:
Assets:
Futures	$727,135	$567,473	$0	$1,294,608	#
Forward Currency Exchange Contracts	0	1,350,613	0	1,350,613
Centrally Cleared Interest Rate Swaps	0	217,225	0	217,225	#
Total Return Swaps	0	900,034	0	900,034
Liabilities:
Futures	(181,015)	(837,931)	0	(1,018,946	)#
Forward Currency Exchange Contracts	0	(3,580,497)	0	(3,580,497)
Centrally Cleared Interest Rate Swaps	0	(149,990)	0	(149,990	)#
Total##	$1,560,949,447	$248,538,956	$0	$1,809,488,403

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$415,497,192	$150,323,031	$0	$565,820,223
Consumer Discretionary	396,610,572	104,080,376	0	500,690,948
Information Technology	353,311,528	49,011,863	0	402,323,391
Health Care	248,976,778	53,055,398	0	302,032,176
Industrials	198,473,308	83,055,106	0	281,528,414
Consumer Staples	204,962,239	71,342,336	0	276,304,575
Energy	129,636,592	21,964,303	0	151,600,895
Materials	76,176,124	33,138,286	0	109,314,410
Telecommunication Services	33,517,155	35,609,345	0	69,126,500
Utilities	24,035,195	7,404,821	0	31,440,016
Investment Companies	386,476,397	0	0	386,476,397
Warrants	395,153	8,745,646	0	9,140,799
Options Purchased—Puts	0	7,715,383	0	7,715,383
Short-Term Investments:
Investment Companies	571,069,940	0	0	571,069,940
U.S. Treasury Bills	0	49,997,794	0	49,997,794
Total Investments in Securities	3,039,138,173	675,443,688	0	3,714,581,861
Other Financial Instruments*:
Assets:
Futures	467,996	1,286,981	0	1,754,977	#
Forward Currency Exchange Contracts	0	3,306,059	0	3,306,059
Centrally Cleared Interest Rate Swaps	0	320,957	0	320,957	#
Liabilities:
Futures	(1,424,340)	(1,743,950)	0	(3,168,290	)#
Forward Currency Exchange Contracts	0	(9,024,211)	0	(9,024,211)
Centrally Cleared Interest Rate Swaps	0	(221,821)	0	(221,821	)#
Total Return Swaps	0	(471,280)	0	(471,280)
Total##	$3,038,181,829	$668,896,423	$0	$3,707,078,252

2014 Semi-Annual Report	87

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$527,914,830	$0	$527,914,830
Investment Companies	97,239,939	0	0	97,239,939
Corporates—Investment Grades	0	58,078,012	0	58,078,012
Governments—Sovereign Agencies	0	46,025,938	0	46,025,938
Inflation-Linked Securities	0	21,852,504	0	21,852,504
Commercial Mortgage-Backed Securities	0	16,525,680	2,905,840	19,431,520
Agencies	0	17,088,351	0	17,088,351
Collateralized Mortgage Obligations	0	0	7,835,556	7,835,556
Quasi-Sovereigns	0	6,105,772	0	6,105,772
Local Governments—Provincial Bonds	0	5,889,802	0	5,889,802
Covered Bonds	0	5,431,187	0	5,431,187
Options Purchased—Puts	0	1,587,216	0	1,587,216
Short-Term Investments:
Investment Companies	220,279,789	0	0	220,279,789
U.S. Treasury Bills	0	8,999,650	0	8,999,650
Total Investments in Securities	317,519,728	715,498,942	10,741,396	1,043,760,066
Other Financial Instruments*:
Assets:
Futures	3,105,686	650,043	0	3,755,729	#
Forward Currency Exchange Contracts	0	2,687,621	0	2,687,621
Centrally Cleared Interest Rate Swaps	0	651,724	0	651,724	#
Total Return Swaps	0	1,081,542	0	1,081,542
Liabilities:
Futures	(346,517)	(336,701)	0	(683,218	)#
Forward Currency Exchange Contracts	0	(2,374,705)	0	(2,374,705)
Centrally Cleared Interest Rate Swaps	0	(450,432)	0	(450,432	)#
Total++	$320,278,897	$717,408,034	$10,741,396	$1,048,428,327

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,102,712,854	$1,746,086	$1,104,458,940
Short-Term Municipal Notes	0	9,395,000	0	9,395,000
Options Purchased—Puts	0	2,197,338	0	2,197,338
Investment Companies	102,181,825	0	0	102,181,825
Corporates—Investment Grades	0	61,483,172	0	61,483,172
Short-Term Investments:
Investment Companies	364,470,772	0	0	364,470,772
U.S. Treasury Bills	0	30,998,633	0	30,998,633
Total Investments in Securities	466,652,597	1,206,786,997	1,746,086	1,675,185,680
Other Financial Instruments*:
Assets:
Futures	5,470,761	971,706	0	6,442,467	#
Forward Currency Exchange Contracts	0	327,107	0	327,107
Centrally Cleared Interest Rate Swaps	0	758,252	0	758,252	#
Total Return Swaps	0	970,959	0	970,959

88	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(150,507)	$(536,894)	$0	$(687,401	)#
Forward Currency Exchange Contracts	0	(691,451)	0	(691,451)
Centrally Cleared Interest Rate Swaps	0	(523,897)	0	(523,897	)#
Total Return Swaps	0	(254,818)	0	(254,818)
Total++	$471,972,851	$1,207,807,961	$1,746,086	$1,681,526,898

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$295,143,914	$2,405,506	$297,549,420
Short-Term Municipal Notes	0	10,000,000	0	10,000,000
Investment Companies	29,913,607	0	0	29,913,607
Options Purchased—Puts	0	643,544	0	643,544
Corporates—Investment Grades	0	8,856,235	0	8,856,235
Short-Term Investments:
Investment Companies	140,334,536	0	0	140,334,536
U.S. Treasury Bills	0	8,199,638	0	8,199,638
Total Investments in Securities	170,248,143	322,843,331	2,405,506	495,496,980
Other Financial Instruments*:
Assets:
Futures	1,511,448	313,198	0	1,824,646	#
Forward Currency Exchange Contracts	0	107,552	0	107,552
Centrally Cleared Interest Rate Swaps	0	220,975	0	220,975	#
Total Return Swaps	0	249,529	0	249,529
Liabilities:
Futures	(24,435)	(162,963)	0	(187,398	)#
Forward Currency Exchange Contracts	0	(196,798)	0	(196,798)
Centrally Cleared Interest Rate Swaps	0	(152,739)	0	(152,739	)#
Total Return Swaps	0	(83,610)	0	(83,610)
Total++	$171,735,156	$323,138,475	$2,405,506	$497,279,137

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$240,709,720	$5,269,087	$245,978,807
Investment Companies	22,784,880	0	0	22,784,880
Corporates—Investment Grades	0	11,523,939	0	11,523,939
Options Purchased—Puts	0	491,048	0	491,048
Short-Term Investments:
Investment Companies	88,140,110	0	0	88,140,110
U.S. Treasury Bills	0	5,999,735	0	5,999,735
Total Investments in Securities	110,924,990	258,724,442	5,269,087	374,918,519
Other Financial Instruments*:
Assets:
Futures	1,213,733	219,978	0	1,433,711	#
Forward Currency Exchange Contracts	0	71,273	0	71,273
Centrally Cleared Interest Rate Swaps	0	168,642	0	168,642	#
Total Return Swaps	0	219,820	0	219,820

2014 Semi-Annual Report	89

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Liabilities:
Futures	$(29,503)	$(119,116)	$0	$(148,619	)#
Forward Currency Exchange Contracts	0	(173,522)	0	(173,522)
Centrally Cleared Interest Rate Swaps	0	(116,640)	0	(116,640	)#
Total Return Swaps	0	(60,522)	0	(60,522)
Total++	$112,109,220	$258,934,355	$5,269,087	$376,312,662

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the portfolio of investments.

##	There were de minimis transfers under 1% between Level 1 and Level 2 during the reporting period.

++	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolios recognize all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/13	$5,922,181	$224,648	$6,146,829
Accrued discounts/(premiums)	0	202	202
Realized gain (loss)	32,529	(1,408)	31,121
Change in unrealized appreciation/depreciation	278,286	73	278,359
Purchases	192,857	0	192,857
Sales	(3,483,223)	(223,515)	(3,706,738)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(2,942,630)	0	(2,942,630)

Balance as of 3/31/14	$0	$0	$0 +

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$0	$0

TAX-AWARE OVERLAY A PORTFOLIO	WARRANTS	CORPORATES - NON-INVESTMENT GRADES	TOTAL
Balance as of 9/30/13	$15,109,056	$567,260	$15,676,316
Accrued discounts/(premiums)	0	510	510
Realized gain (loss)	(65,174)	(3,555)	(68,729)
Change in unrealized appreciation/depreciation	855,175	184	855,359
Purchases	490,275	0	490,275
Sales	(8,860,361)	(564,399)	(9,424,760)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(7,528,971)	0	(7,528,971)

Balance as of 3/31/14	$0	$0	$0 +

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$0	$0	$0

90	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	COMMERCIAL MORTGAGE-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/13	$0	$6,084,587	$6,084,587
Accrued discounts/(premiums)	(983)	(702)	(1,685)
Realized gain (loss)	(414)	(2,612)	(3,026)
Change in unrealized appreciation/depreciation	(36,694)	26,738	(9,956)
Purchases	2,946,935	1,995,000	4,941,935
Sales	(3,004)	(267,455)	(270,459)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	0	0	0

Balance as of 3/31/14	$2,905,840	$7,835,556	$10,741,396

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(36,694)	$26,738	$(9,956)

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$5,733,123	$5,733,123
Accrued discounts/(premiums)	(5,723)	(5,723)
Realized gain (loss)	1,642	1,642
Change in unrealized appreciation/depreciation	(333,419)	(333,419)
Purchases	0	0
Sales	(660,000)	(660,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	(2,989,537)	(2,989,537)

Balance as of 3/31/14	$1,746,086	$1,746,086 +

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(332,778)	$(332,778)

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$4,919,738	$4,919,738
Accrued discounts/(premiums)	(2,585)	(2,585)
Realized gain (loss)	403	403
Change in unrealized appreciation/depreciation	(66,589)	(66,589)
Purchases	0	0
Sales	(165,000)	(165,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	(2,280,461)	(2,280,461)

Balance as of 3/31/14	$2,405,506	$2,405,506 +

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$(66,427)	$(66,427)

2014 Semi-Annual Report	91

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/13	$700,147	$700,147
Accrued discounts/(premiums)	(8,875)	(8,875)
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	11,768	11,768
Purchases	4,646,047	4,646,047
Sales	(80,000)	(80,000)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/14	$5,269,087	$5,269,087

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/14*	$11,905	$11,905

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Portfolio with material categories of Level 3 investments at March 31, 2014:

	QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
OVERLAY B PORTFOLIO	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Commercial Mortgage-Backed Securities	$2,905,840	Third Party Vendor	Evaluated Quotes	$112.34
Collateralized Mortgage Obligations	$7,835,556	Third Party Vendor	Evaluated Quotes	$90.53-$100.30/$94.20

TAX-AWARE OVERLAY N PORTFOLIO	FAIR VALUE AT 3/31/14	VALUATION TECHNIQUE	UNOBSERVABLE INPUT	RANGE/WEIGHTED AVERAGE
Long-Term Municipal Bonds	$5,269,087	Third Party Vendor	Evaluated Quotes	$100.13-$104.64/$101.05

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

92	Sanford C. Bernstein Fund, Inc.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2013, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific

2014 Semi-Annual Report	93

Notes to Financial Statements (continued)

expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

This fee waiver and/or expense limitation agreement is in effect until January 31, 2015. For the six months ended March 31, 2014, there was no such reimbursement.

During the year ended September 30, 2013, the Adviser reimbursed the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios $87, $409 and $569, respectively, for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or

94	Sanford C. Bernstein Fund, Inc.

transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2014 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2014 (000)	DIVIDEND INCOME (000)
Overlay A	$358,072	$532,475	$593,698	$296,849	$121
Tax-Aware Overlay A	682,869	1,026,312	1,138,111	571,070	273
Overlay B	239,791	252,373	271,884	220,280	95
Tax-Aware Overlay B	373,026	418,794	427,349	364,471	167
Tax-Aware Overlay C	153,281	110,201	123,147	140,335	61
Tax-Aware Overlay N	87,210	89,915	88,985	88,140	39

The Portfolios may invest in the AllianceBernstein Pooling Portfolios—Multi-Asset Return Portfolio (“Multi-Asset Real Return Portfolio”), an open-end management investment company managed by the Adviser. A summary of the Portfolios’ transactions in shares of the Multi-Asset Real Return Portfolio for the six months ended March 31, 2014 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2013 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) (000)	MARKET VALUE MARCH 31, 2014 (000)	DIVIDEND INCOME (000)
Overlay A	$195,086	$62,656	$43,500	$(3,984)	$4,852	$215,110	$6,756
Tax-Aware Overlay A	0	0	0	0	0	0	0
Overlay B	33,007	9,352	9,300	(852)	812	33,019	1,152
Tax-Aware Overlay B	0	0	0	0	0	0	0
Tax-Aware Overlay C	0	0	0	0	0	0	0
Tax-Aware Overlay N	0	0	0	0	0	0	0

2014 Semi-Annual Report	95

Notes to Financial Statements (continued)

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2014 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$693,684	$0	$0
Tax-Aware Overlay A	1,608,052	0	0
Overlay B	74,003	0	0
Tax-Aware Overlay B	118,831	0	0
Tax-Aware Overlay C	33,234	0	0
Tax-Aware Overlay N	26,404	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2014, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$884,889,082	$0	$768,737,154	$0
Tax-Aware Overlay A	1,874,983,915	0	1,667,428,249	0
Overlay B	436,865,820	47,061,623	418,220,520	29,677,554
Tax-Aware Overlay B	277,947,026	0	192,023,446	0
Tax-Aware Overlay C	102,960,261	0	128,510,322	0
Tax-Aware Overlay N	68,720,403	0	55,031,091	0
The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$228,411,220	$(18,162,624)	$210,248,596
Tax-Aware Overlay A	578,387,764	(37,639,702)	540,748,062
Overlay B	20,635,328	(21,676,127)	(1,040,799)
Tax-Aware Overlay B	43,099,654	(15,035,416)	28,064,238
Tax-Aware Overlay C	9,880,996	(4,055,657)	5,825,339
Tax-Aware Overlay N	7,291,117	(3,719,812)	3,571,305

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

96	Sanford C. Bernstein Fund, Inc.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2014, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2014, the Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

2014 Semi-Annual Report	97

Notes to Financial Statements (continued)

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2014, the Portfolios held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2014, the Portfolios held purchased options for hedging and non-hedging purposes.

For the six months ended March 31, 2014, the Portfolios had the following transactions in written options:

OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	526,000	2,576,440
Options expired	0	0
Options bought back	(526,000)	(2,576,440)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

TAX-AWARE OVERLAY A PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	1,068,100	5,232,290
Options expired	0	0
Options bought back	(1,068,100)	(5,232,290)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

98	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	119,200	583,920
Options expired	0	0
Options bought back	(119,200)	(583,920)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

TAX-AWARE OVERLAY B PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	190,600	933,860
Options expired	0	0
Options bought back	(190,600)	(933,860)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

TAX-AWARE OVERLAY C PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	55,000	269,500
Options expired	0	0
Options bought back	(55,000)	(269,500)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

TAX-AWARE OVERLAY N PORTFOLIO	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options written outstanding as of 9/30/13	0	$0
Options written	42,500	208,210
Options expired	0	0
Options bought back	(42,500)	(208,210)
Options exercised	0	0

Options written outstanding as of 3/31/14	0	$0

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, equity markets, currencies or other underlying asset classes. The Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement

2014 Semi-Annual Report	99

Notes to Financial Statements (continued)

between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2014, the Portfolios held interest rate swaps for hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2014, the Portfolios held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

100	Sanford C. Bernstein Fund, Inc.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2014, the following Portfolios had OTC derivatives with contingent features in net liability positions:

PORTFOLIO	TOTAL MARKET VALUE OF OTC DERIVATIVES	MARKET VALUE OF COLLATERAL PLEDGED	UNCOLLATERALIZED AMOUNT
Overlay A	$3,057,197	0	$3,057,197
Tax-Aware Overlay A	8,043,264	(1,776,847)	7,571,984
Overlay B	783,585	(38,998)	783,585
Tax-Aware Overlay B	946,269	(947,918)	691,451
Tax-Aware Overlay C	278,411	(355,969)	194,801
Tax-Aware Overlay N	232,026	(378,967)	171,504

If a trigger event had occurred at March 31, 2014, for those derivatives in a net liability position, the uncollateralized amount would be required to be posted by the Portfolios.

At March 31, 2014, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$727,135	*	Margin due from/owed to broker on futures	$181,015	*
Equity contracts	Margin due from/owed to broker on futures	567,473	*	Margin due from/owed to broker on futures	837,931	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	1,350,613		Unrealized depreciation of forward currency exchange contracts	3,580,497
Equity contracts	Investments in securities at value	3568,180
Interest rate contracts	Investments in securities at value	252,680
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	217,225	*	Margin due from/owed to broker on centrally cleared interest rate swaps	149,990	*
Equity contracts	Unrealized appreciation on total return swaps	900,034
Total		$7,583,340			$4,749,433

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) as reported in the schedule of investments.

2014 Semi-Annual Report	101

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$5,120,975	$(907,497)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	7,743,066	(1,884,509)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(750,534)	(2,542,882)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(14,440,620)	2,547,347
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	245,718	(1,109,201)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	666,867	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,273,692)	67,235
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,258)	2,054,323
Total		$(4,692,478)	$(1,775,184)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$467,996	*	Margin due from/owed to broker on futures	$1,424,340	*
Equity contracts	Margin due from/owed to broker on futures	1,286,981	*	Margin due from/owed to broker on futures	1,743,950	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	3,306,059		Unrealized depreciation of forward currency exchange contracts	9,024,211
Interest rate contracts	Investments in securities at value	373,803
Equity contracts	Investments in securities at value	7,341,580

102	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	$320,957	*	Margin due from/owed to broker on centrally cleared interest rate swaps	$221,821	*
Equity contracts				Unrealized depreciation on total return swaps	471,280
Total		$13,097,376			$12,885,602

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$6,991,175	$(6,133,561)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	18,315,785	(1,878,847)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(2,966,650)	(6,392,818)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	362,747	(1,639,495)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(29,327,189)	5,012,094
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,326,238)	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(7,312,865)	99,136
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(950,052)	88,028
Total		$(16,213,287)	$(10,845,463)

2014 Semi-Annual Report	103

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$297,822	*	Margin due from/owed to broker on futures	$323,873	*
Equity contracts	Margin due from/owed to broker on futures	3,457,907	*	Margin due from/owed to broker on futures	359,345	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	2,687,621		Unrealized depreciation of forward currency exchange contracts	2,374,705
Interest rate contracts	Investments in securities at value	791,161
Equity contracts	Investments in securities at value	796,055
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	651,724	*	Margin due from/owed to broker on centrally cleared interest rate swaps	450,432	*
Equity contracts	Unrealized appreciation on total return swaps	1,081,542
Total		$9,763,832			$3,508,355

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,189,141)	$1,040,183
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	21,659,399	3,451,017
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(752,516)	5,961,970
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	611,825	(3,254,001)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,300,402)	612,640

104	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$149,798	$0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(833,297)	201,292
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(603,983)	1,365,980
Total		$15,741,683	$9,379,081

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$316,555	*	Margin due from/owed to broker on futures	$109,502	*
Equity contracts	Margin due from/owed to broker on futures	6,125,912	*	Margin due from/owed to broker on futures	577,899	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	327,107		Unrealized depreciation of forward currency exchange contracts	691,451
Interest rate contracts	Investments in securities at value	919,678
Equity contracts	Investments in securities at value	1,277,660
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	758,252	*	Margin due from/owed to broker on centrally cleared interest rate swaps	523,897	*
Equity contracts	Unrealized appreciation on total return swaps	970,959		Unrealized depreciation on total return swaps	254,818
Total		$10,696,123			$2,157,567

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,693,704)	$2,102,425
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	36,814,799	6,316,637

2014 Semi-Annual Report	105

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(301,919)	$(1,077,738)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(5,354,444)	1,012,484
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	713,499	(3,785,618)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	240,002	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,245,337)	234,355
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,999,407	(48,616)
Total		$31,172,303	$4,753,929

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts				Margin due from/owed to broker on futures	$12,195	*
Equity contracts	Margin due from/owed to broker on futures	$1,824,646	*	Margin due from/owed to broker on futures	175,203	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	107,552		Unrealized depreciation of forward currency exchange contracts	196,798
Interest rate contracts	Investments in securities at value	265,514
Equity contracts	Investments in securities at value	374,030
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	220,975	*	Margin due from/owed to broker on centrally cleared interest rate swaps	152,739	*
Equity contracts	Unrealized appreciation on total return swaps	249,529		Unrealized depreciation on total return swaps	83,610
Total		$3,042,246			$620,545

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

106	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(62,992)	$7,180
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	10,708,765	1,878,935
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(73,232)	(310,572)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	202,676	(1,100,513)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,538,244)	282,313
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	69,423	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(276,805)	68,236
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	412,882	(37,416)
Total		$9,442,473	$788,163

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures	$59,511	*	Margin due from/owed to broker on futures	$20,323	*
Equity contracts	Margin due from/owed to broker on futures	1,374,200	*	Margin due from/owed to broker on futures	128,296	*
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	71,273		Unrealized depreciation of forward currency exchange contracts	173,522
Interest rate contracts	Investments in securities at value	204,733
Equity contracts	Investments in securities at value	286,315

2014 Semi-Annual Report	107

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on centrally cleared interest rate swaps	$168,642	*	Margin due from/owed to broker on centrally cleared interest rate swaps	$116,640	*
Equity contracts	Unrealized appreciation on total return swaps	219,820		Unrealized depreciation on total return swaps	60,522
Total		$2,384,494			$499,303

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2014:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(342,952)	$424,911
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	8,218,017	1,422,782
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(54,610)	(256,304)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	158,861	(842,644)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,188,561)	220,530
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	53,590	0
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(216,336)	52,002
Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	393,534	(12,704)
Total		$7,021,543	$1,008,573

108	Sanford C. Bernstein Fund, Inc.

The following tables represent the volume of the Portfolios’ derivative transactions for the six months ended March 31, 2014:

OVERLAY A PORTFOLIO

Futures:
Average original value of buy contracts	$367,672,712
Average original value of sale contracts	$93,006,463

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$163,678,287
Average principal amount of sale contracts	$230,590,842

Purchased Options:
Average monthly cost	$6,031,978

Centrally Cleared Interest Rate Swaps:
Average notional amount	$54,978,333

Total Return Swaps:
Average notional amount	$80,389,328

TAX-AWARE OVERLAY A PORTFOLIO
Futures:
Average original value of buy contracts	$510,878,124
Average original value of sale contracts	$109,791,635

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$369,931,901
Average principal amount of sale contracts	$492,688,697

Purchased Options:
Average monthly cost	$11,606,080

Centrally Cleared Interest Rate Swaps:
Average notional amount	$81,262,620

Total Return Swaps:
Average notional amount	$237,990,143

OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$257,443,604
Average original value of sale contracts	$81,264,799

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,942,851
Average principal amount of sale contracts	$512,519,093

Purchased Options:
Average monthly cost	$4,627,911

Centrally Cleared Interest Rate Swaps:
Average notional amount	$160,718,333

Total Return Swaps:
Average notional amount	$54,952,472

2014 Semi-Annual Report	109

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
Futures:
Average original value of buy contracts	$384,448,419
Average original value of sale contracts	$97,477,342

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$53,072,558
Average principal amount of sale contracts	$37,029,620

Purchased Options:
Average monthly cost	$5,869,248

Centrally Cleared Interest Rate Swaps:
Average notional amount	$187,010,000

Total Return Swaps:
Average notional amount	$118,645,316

TAX-AWARE OVERLAY C PORTFOLIO

Futures:
Average original value of buy contracts	$128,903,950
Average original value of sale contracts	$7,551,204

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$16,113,703
Average principal amount of sale contracts	$10,048,472

Purchased Options:
Average monthly cost	$1,702,881

Centrally Cleared Interest Rate Swaps:
Average notional amount	$54,340,000

Total Return Swaps:
Average notional amount	$32,513,763

TAX-AWARE OVERLAY N PORTFOLIO

Futures:
Average original value of buy contracts	$94,981,284
Average original value of sale contracts	$19,996,089

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,511,406
Average principal amount of sale contracts	$8,311,795

Purchased Options:
Average monthly cost	$1,307,237

Centrally Cleared Interest Rate Swaps:
Average notional amount	$41,628,333

Total Return Swaps:
Average notional amount	$26,568,735

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

110	Sanford C. Bernstein Fund, Inc.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Portfolios’ derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of March 31, 2014:

OVERLAY A PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITIES COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$900,034	$0	$0	$(324,994)	$575,040
Barclays Bank PLC	38,089	(11,066)	0	0	27,023
BNP Paribas SA	385,671	(385,671)	0	0	0
Citibank, NA	17,422	(17,422)	0	0	0
Credit Suisse International	4,846	(4,846)	0	0	0
Deutsche Bank AG	201,596	0	(30,000)	0	171,596
Exchange-Traded Goldman Sachs & Co.*	325,562	0	0	0	325,562
Goldman Sachs Bank USA	89,287	0	0	0	89,287
JPMorgan Chase Bank	26,876	0	0	0	26,876
Exchange-Traded Morgan Stanley & Co., Inc.*	3,568,180	0	0	0	3,568,180
Morgan Stanley Capital Services LLC	346,986	0	(232,967)	0	114,019
State Street Bank & Trust Co.	492,520	(110,792)	0	0	381,728

Total	$6,397,069	$(529,797)	$(262,967)	$(324,994)	$5,279,311

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITIES COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
Barclays Bank PLC	$11,066	$(11,066)	$0	$0	$0
BNP Paribas SA	1,834,068	(385,671)	0	0	1,448,397
Citibank, NA	80,841	(17,422)	0	0	63,419
Credit Suisse International	322,743	(4,846)	0	0	317,897
HSBC Bank USA	3,901	0	0	0	3,901
Exchange-Traded Citigroup Global Markets, Inc.*	43,689	0	(43,689)**	0	0
Royal Bank of Scotland PLC	939,502	0	0	0	939,502
Standard Chartered Bank	272,753	0	0	0	272,753
State Street Bank & Trust Co.	110,792	(110,792)	0	0	0
UBS AG	4,831	0	0	0	4,831

Total	$3,624,186	$(529,797)	$(43,689)	$0	$3,050,700

*	In addition to the amounts reflected above, cash and securities has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

2014 Semi-Annual Report	111

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITIES COLLATERAL RECEIVED		NET AMOUNT OF DERIVATIVES ASSETS
BNP Paribas SA	$1,008,852	$(1,008,852)	$0	$0		$0
Citibank, NA	9,604	(9,604)	0	0		0
Credit Suisse International	16,479	(16,479)	0	0		0
Deutsche Bank AG	298,298	0	(270,000)	0		28,298
Exchange-Traded Goldman Sachs & Co.*	934,292	0	0	0		934,292
Goldman Sachs Bank USA	204,993	0	0	0		204,993
JPMorgan Chase Bank	39,758	0	(39,758)**	0		0
Morgan Stanley Capital Services LLC	797,010	0	(190,000)	0		607,010
Exchange-Traded Morgan Stanley & Co., Inc.*	7,341,580	0	0	0		7,341,580
State Street Bank & Trust Co.	1,289,249	(426,896)	0	0		862,353
UBS AG	15,619	0	0	0		15,619

Total	$11,955,734	$(1,461,831)	$(499,758)	$0		$9,994,145

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITIES COLLATERAL PLEDGED		NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$471,280	$0	$0	$(471,280	)**	$0
Barclays Bank PLC	46,309	0	0	0		46,309
BNP Paribas SA	5,009,247	(1,008,852)	0	0		4,000,395
Citibank, NA	164,510	(9,604)	0	0		154,906
Exchange-Traded Citigroup Global Markets, Inc.*	64,527	0	(64,527)**	0		0
Credit Suisse International	690,829	(16,479)	0	0		674,350
HSBC Bank USA	9,527	0	0	0		9,527
Royal Bank of Scotland PLC	2,061,910	0				2,061,910
Standard Chartered Bank	614,983	0	0	0		614,983
State Street Bank & Trust Co.	426,896	(426,896)	0	0		0

Total	$9,560,018	$(1,461,831)	$(64,527)	$(471,280)		$7,562,380

*	In addition to the amounts reflected above, cash and securities has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

112	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED		SECURITIES COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Bank of America, NA	$589,613	$0	$0		$(274,997)	$314,616
Barclays Bank PLC	937,647	0	0		0	937,647
Citibank, NA	19,501	(19,501)	0		0	0
Deutsche Bank AG	1,137,140	(227,422)	(720,000)		0	189,718
Exchange-Traded Goldman Sachs & Co.*	1,679,800	0	0		0	1,679,800
JPMorgan Chase Bank	85,564	0	(85,564	)**	0	0
Morgan Stanley Capital Services LLC	44,094	0	(44,094	)**	0	0
Exchange-Traded Morgan Stanley & Co., Inc.*	796,055	0	0		0	796,055
Royal Bank of Scotland PLC	1,519,211	(1,256,933)	0		0	262,278
State Street Bank & Trust Co.	227,554	(106,765)	0		0	120,789

Total	$7,036,179	$(1,610,621)	$(849,658)		$(274,997)	$4,300,903

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED		SECURITIES COLLATERAL PLEDGED	NET AMOUNT OF DERIVATIVES LIABILITIES
BNP Paribas SA	$514,770	$0	$0		$0	$514,770
Citibank, NA	209,250	(19,501)	0		0	189,749
Credit Suisse International	59,565	0	0		0	59,565
Deutsche Bank AG	227,422	(227,422)	0		0	0
Exchange-Traded Citigroup Global Markets, Inc.*	123,738	0	(123,738	)**	0	0
Royal Bank of Scotland PLC	1,256,933	(1,256,933)	0		0	0
State Street Bank & Trust Co.	106,765	(106,765)	0		0	0

Total	$2,498,443	$(1,610,621)	$(123,738)		$0	$764,084

* In addition to the amounts reflected above, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

** The actual collateral received/pledged is more than the amount reported due to overcollateralization.

TAX-AWARE OVERLAY B PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED		SECURITIES COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Citibank, NA	$22,677	$(4,734)	$(17,943	)**	$0	$0
Deutsche Bank AG	1,717,099	0	(860,000)		0	857,099
Exchange-Traded Goldman Sachs & Co.*	2,947,125	0	0		0	2,947,125
JPMorgan Chase Bank	99,439	0	(99,439	)**	0	0
Morgan Stanley Capital Services LLC	62,235	0	(51,422	)**	0	10,813
Exchange-Traded Morgan Stanley & Co., Inc.*	1,277,660	0	0		0	1,277,660
State Street Bank & Trust Co.	316,294	0	0		0	316,294

Total	$6,442,529	$(4,734)	$(1,028,804)		$0	$5,408,991

2014 Semi-Annual Report	113

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED		SECURITIES COLLATERAL PLEDGED		NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$254,818	$0	$0		$(254,818	)**	$0
BNP Paribas SA	567,763	0	0		0		567,763
Citibank, NA	4,734	(4,734)	0		0		0
Credit Suisse International	118,954	0	0		0		118,954
Exchange-Traded Citigroup Global Markets, Inc.*	144,069	0	(144,069	)**	0		0

Total	$1,090,338	$(4,734)	$(144,069)		$(254,818)		$686,717

*	In addition to the amounts reflected abouve, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

TAX-AWARE OVERLAY C PORTFOLIO

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED		SECURITIES COLLATERAL RECEIVED		NET AMOUNT OF DERIVATIVES ASSETS
Citibank, NA	$6,610	$(321)	$(6,289	)**	$0		$0
Deutsche Bank AG	468,619	0	(270,000)		0		198,619
Exchange-Traded Goldman Sachs & Co.*	860,470	0	0		0		860,470
Goldman Sachs Bank USA	4,307	0	0		0		4,307
JPMorgan Chase Bank	29,203	0	(29,203	)**	0		0
Morgan Stanley Capital Services LLC	14,611	0	0		0		14,611
Exchange-Traded Morgan Stanley & Co., Inc.*	374,030	0	0		0		374,030
State Street Bank & Trust Co.	103,245	(1,997)	0		0		101,248

Total	$1,861,095	$(2,318)	$(305,492)		$0		$1,553,285

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED		SECURITIES COLLATERAL PLEDGED		NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$83,610	$0	$0		$(83,610	)**	$0
BNP Paribas SA	159,316	0	0		0		159,316
Citibank, NA	321	(321)	0		0		0
Exchange-Traded Citigroup Global Markets, Inc.*	41,687	0	(41,687	)**	0		0
Credit Suisse International	35,164	0	0		0		35,164
State Street Bank & Trust Co.	1,997	(1,997)	0		0		0

Total	$322,095	$(2,318)	$(41,687)		$(83,610)		$194,480

*	In addition to the amounts reflected above, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

114	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITIES COLLATERAL RECEIVED		NET AMOUNT OF DERIVATIVES ASSETS
Citibank, NA	$5,047	$(5,047)	$0	$0		$0
Deutsche Bank AG	385,924	0	(110,000)	0		275,924
Exchange-Traded Goldman Sachs & Co.*	659,698	0	0	0		659,698
JPMorgan Chase Bank	22,132	0	(40,000)	0		(17,868)
Morgan Stanley Capital Services LLC	11,450	0	0	0		11,450
Exchange-Traded Morgan Stanley & Co., Inc.*	286,315	0	0	0		286,315
State Street Bank & Trust Co.	71,273	(2,018)	0	0		69,255

Total	$1,441,839	$(7,065)	$(150,000)	$0		$1,284,774

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED	SECURITIES COLLATERAL PLEDGED		NET AMOUNT OF DERIVATIVES LIABILITIES
Bank of America, NA	$60,522	$0	$0	$(60,522	)**	$0
BNP Paribas SA	130,113	0	0	0		130,113
Citibank, NA	8,503	(5,047)	0	0		3,456
Credit Suisse International	24,798	0	0	0		24,798
Exchange-Traded Citigroup Global Markets, Inc.*	32,043	0	(32,043)**	0		0
Royal Bank of Scotland PLC	8,090	0	0	0		8,090
State Street Bank & Trust Co.	2,018	(2,018)

Total	$266,087	$(7,065)	$(32,043)	(60,522)		$166,457

*	In addition to the amounts reflected above, cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at March 31, 2014.
**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2013 and September 30, 2012 were as follows:

PORTFOLIO	2013	2012
Overlay A
Distributions paid from:
Ordinary income	$10,934,484	$73,568,776
Long-term capital gains	0	53,409,629

Total distributions paid	$10,934,484	$126,978,405

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$11,579,810	$14,757,764
Long-term capital gains	0	92,852,931

Total distributions paid	$11,579,810	$107,610,695

2014 Semi-Annual Report	115

Notes to Financial Statements (continued)

	2013	2012
Overlay B
Distributions paid from:
Ordinary income	$15,830,100	$22,965,820
Long-term capital gains	14,591,747	7,088,757

Total distributions paid	$30,421,847	$30,054,577

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$976,680	$598,823
Long-term capital gains	10,412,955	6,919,875

Total taxable distributions	11,389,635	7,518,698
Tax exempt distributions	15,860,259	12,142,189

Total distributions paid	$27,249,894	$19,660,887

Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$344,610	$225,208
Long-term capital gains	2,502,478	1,450,089

Total taxable distributions	2,847,088	1,675,297
Tax exempt distributions	3,506,316	2,779,105

Total distributions paid	$6,353,404	$4,454,402

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$214,597	$195,198
Long-term capital gains	2,658,810	1,491,811

Total taxable distributions	2,873,407	1,687,009
Tax exempt distributions	2,606,258	2,292,571

Total distributions paid	$5,479,665	$3,979,580

As of September 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$24,143,731	$0	$(28,986,944)	$157,670,692	$152,827,479
Tax-Aware Overlay A	23,929,497	0	(60,645,512)	444,728,738	408,012,723
Overlay B	51,961,075	27,019,453	(7,597,994)	(10,981,557)	60,400,977
Tax-Aware Overlay B	67,480,052	50,722,833	(34,101)	22,415,705	140,584,489
Tax-Aware Overlay C	17,218,525	15,329,048	0	3,494,004	36,041,577
Tax-Aware Overlay N	14,539,108	10,834,161	(7,656)	2,837,619	28,203,232

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$13,067,469
Tax-Aware Overlay C	2,864,018
Tax-Aware Overlay N	2,508,039

116	Sanford C. Bernstein Fund, Inc.

(b)	At September 30, 2013, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B and Tax-Aware Overlay N Portfolios deferred $270,526, $521,449, $7,597,994, $34,101 and $7,656, respectively, in straddle losses. Additionally, as of September 30, 2013 certain Portfolios had capital loss carryforwards for federal income tax purposes.

(c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and PFICs, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs. In addition, the Overlay A, Tax-Aware Overlay A and Overlay B Portfolios had cumulative disallowance of post August 17, 2012 French withholding expense.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

At September 30, 2013, the following Portfolios had net capital loss carryforwards which will expire as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT	EXPIRATION
Overlay A	$28,716,418	$0	No expiration
Tax-Aware Overlay A	60,124,063	0	No expiration

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s

2014 Semi-Annual Report	117

Notes to Financial Statements (continued)

investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

118	Sanford C. Bernstein Fund, Inc.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investment In Other Investment Companies Risk—As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Tax Risk—There is no guarantee that all of the Portfolio’s income will remain exempt from federal or state income taxes. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2014, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

2014 Semi-Annual Report	119

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2014 and the year ended September 30, 2013, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	9,554,871	20,124,354	$117,297,654	$223,812,680
Shares issued on reinvestment of dividends	1,489,784	756,150	17,951,896	7,848,843
Shares redeemed	(7,961,949)	(24,306,125)	(97,857,331)	(267,540,296)

Net increase (decrease)	3,082,706	(3,425,621)	37,392,219	(35,878,773)
Beginning of period	114,096,566	117,522,187	1,229,696,082	1,265,574,855

End of period	117,179,272	114,096,566	$1,267,088,301	$1,229,696,082

Class 2 Shares
Shares sold	3,880,536	10,098,511	$47,537,379	$113,533,453
Shares issued on reinvestment of dividends	396,784	171,392	4,781,247	1,780,758
Shares redeemed	(2,014,522)	(6,930,698)	(24,890,788)	(76,567,918)

Net increase	2,262,798	3,339,205	27,427,838	38,746,293
Beginning of period	26,253,654	22,914,449	286,717,312	247,971,019

End of period	28,516,452	26,253,654	$314,145,150	$286,717,312

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	19,243,457	48,045,986	$247,621,450	$549,381,710
Shares issued on reinvestment of dividends	1,090,509	567,753	13,849,470	6,023,861
Shares redeemed	(11,669,099)	(44,830,411)	(150,382,449)	(504,160,335)

Net increase	8,664,867	3,783,328	111,088,471	51,245,236
Beginning of period	210,444,551	206,661,223	2,284,091,323	2,232,846,087

End of period	219,109,418	210,444,551	$2,395,179,794	$2,284,091,323

Class 2 Shares
Shares sold	4,741,061	15,893,700	$61,077,200	$182,176,352
Shares issued on reinvestment of dividends	405,762	257,094	5,161,287	2,732,904
Shares redeemed	(4,099,375)	(13,582,921)	(52,720,481)	(151,957,126)

Net increase	1,047,448	2,567,873	13,518,006	32,952,130
Beginning of period	63,773,691	61,205,818	703,673,861	670,721,731

End of period	64,821,139	63,773,691	$717,191,867	$703,673,861

120	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	7,001,359	15,483,457	$75,180,681	$169,843,753
Shares issued on reinvestment of dividends and distributions	6,633,825	2,140,092	68,394,737	22,920,387
Shares redeemed	(6,611,429)	(20,158,439)	(71,442,164)	(221,245,424)

Net increase (decrease)	7,023,755	(2,534,890)	72,133,254	(28,481,284)
Beginning of period	75,993,694	78,528,584	795,206,201	823,687,485

End of period	83,017,449	75,993,694	$867,339,455	$795,206,201

Class 2 Shares
Shares sold	3,167,265	4,293,681	$33,648,603	$46,816,634
Shares issued on reinvestment of dividends and distributions	1,436,911	482,141	14,800,178	5,163,731
Shares redeemed	(2,703,417)	(6,266,811)	(29,586,227)	(68,549,794)

Net increase (decrease)	1,900,759	(1,490,989)	18,862,554	(16,569,429)
Beginning of period	16,834,446	18,325,435	177,419,585	193,989,014

End of period	18,735,205	16,834,446	$196,282,139	$177,419,585

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	9,800,972	24,816,591	$106,540,861	$277,415,392
Shares issued on reinvestment of dividends and distributions	8,361,969	1,386,058	88,636,875	15,149,618
Shares redeemed	(8,441,781)	(29,156,091)	(93,061,896)	(325,327,115)

Net increase (decrease)	9,721,160	(2,953,442)	102,115,840	(32,762,105)
Beginning of period	100,847,147	103,800,589	1,051,530,503	1,084,292,608

End of period	110,568,307	100,847,147	$1,153,646,343	$1,051,530,503

Class 2 Shares
Shares sold	4,425,583	7,780,728	$47,976,415	$87,054,361
Shares issued on reinvestment of dividends and distributions	3,640,187	694,006	38,585,981	7,592,423
Shares redeemed	(4,365,672)	(15,846,068)	(48,341,366)	(176,327,278)

Net increase (decrease)	3,700,098	(7,371,334)	38,221,030	(81,680,494)
Beginning of period	44,179,173	51,550,507	458,569,306	540,249,800

End of period	47,879,271	44,179,173	$496,790,336	$458,569,306

2014 Semi-Annual Report	121

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	3,260,719	5,549,134	$35,375,341	$61,856,298
Shares issued on reinvestment of dividends and distributions	2,097,283	296,905	22,210,230	3,242,206
Shares redeemed	(2,014,834)	(4,924,298)	(22,108,552)	(54,878,081)

Net increase	3,343,168	921,741	35,477,019	10,220,423
Beginning of period	25,726,652	24,804,911	268,634,725	258,414,302

End of period	29,069,820	25,726,652	$304,111,744	$268,634,725

Class 2 Shares
Shares sold	713,814	3,523,964	$7,686,156	$39,170,611
Shares issued on reinvestment of dividends and distributions	1,345,198	196,802	14,245,646	2,151,047
Shares redeemed	(1,011,080)	(1,967,256)	(11,266,169)	(21,811,652)

Net increase	1,047,932	1,753,510	10,665,633	19,510,006
Beginning of period	16,394,347	14,640,837	173,024,132	153,514,126

End of period	17,442,279	16,394,347	$183,689,765	$173,024,132

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13	SIX MONTHS ENDED 3/31/14 (UNAUDITED)	YEAR ENDED 9/30/13
Class 1 Shares
Shares sold	2,303,131	5,508,466	$24,641,402	$61,057,638
Shares issued on reinvestment of dividends and distributions	2,220,172	371,794	23,311,807	4,026,534
Shares redeemed	(1,942,343)	(7,094,286)	(21,422,229)	(78,387,139)

Net increase (decrease)	2,580,960	(1,214,026)	26,530,980	(13,302,967)
Beginning of period	27,649,954	28,863,980	287,855,197	301,158,164

End of period	30,230,914	27,649,954	$314,386,177	$287,855,197

Class 2 Shares
Shares sold	358,286	1,118,625	$3,996,622	$12,366,350
Shares issued on reinvestment of dividends and distributions	440,146	74,034	4,625,936	802,530
Shares redeemed	(153,554)	(1,847,894)	(1,701,540)	(20,469,895)

Net increase (decrease)	644,878	(655,235)	6,921,018	(7,301,015)
Beginning of period	4,978,158	5,633,393	51,237,033	58,538,048

End of period	5,623,036	4,978,158	$58,158,051	$51,237,033

As of March 31, 2014, the Overlay A, Overlay B, Tax-Aware Overlay C, and Tax-Aware Overlay N Portfolios each had shareholders that owned a significant portion (greater than 5%) of the Portfolio’s outstanding shares.

122	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2014 Semi-Annual Report	123

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

R. Jay Gerken*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.
^ Member of the Fair Value Pricing Committee.

124	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 24, 2013. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 6, 2013, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2013 certain information relating to the profitability of the Adviser in 2012 and prior years in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2013. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 19, 2013, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. Also on September 19, 2013, the Independent Directors met separately with independent counsel and the Senior Officer, and met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios, including the positive impact on performance of enhancements made to the investment strategies and research processes during the year. Following the September 19, 2013 meeting, the Independent Directors, through counsel, requested certain additional information which was provided by the Adviser on October 8, 2013. The Independent Directors held a telephonic meeting on October 15, 2013 to discuss the contract renewal materials and supplemental materials. On October 23, 2013, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser as well as the Senior Officer’s report and conclusions. On October 24, 2013, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 24, 2013 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

2014 Semi-Annual Report	125

Board’s Consideration of Investment Management Arrangement (continued)

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to continue to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees are reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors that were taken into account in making and implementing investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that

126	Sanford C. Bernstein Fund, Inc.

the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2013 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2013. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts. The Directors also noted the Adviser’s continued efforts to enhance the Overlay Portfolios.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2011 and 2012, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 24, 2013 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

At the July 25, 2012 Board meeting, the Directors received a presentation from an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein fund complex generally, and a presentation from the Adviser concerning certain of its views on economies of scale with respect to the Portfolios. At the October 23, 2013 Board meeting, the Directors received the Senior Officer Report which included a discussion of possible economies of scale. The Directors discussed with the Independent Compliance Officer possible ways in which such economies of scale enjoyed by the Adviser may be shared with the Portfolios, including by investment in enhanced services.

After reviewing the profitability and economies of scale information provided by the Adviser and the independent consultant, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years.

2014 Semi-Annual Report	127

Board’s Consideration of Investment Management Arrangement (continued)

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to continue to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios through October 31, 2014, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

128	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion. The Adviser is currently waiving the management fee by an amount equal to .05% per annum of the net assets of the Portfolio

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2014 Semi-Annual Report	129

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilize the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 80% equity and 20% fixed income). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 30% equity and 70% fixed income).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events,” and maintain returns over time. While the Overlay Portfolios are designed to reduce the probability of lager losses, conversely, the side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation was completed on October 3, 2013 and discussed with the Board on October 15, 23 and 24, 2013.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

130	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the Assurance of Discontinuance between the NYAG and the Adviser. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90%
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65%

The Portfolios’ net assets on September 30, 2013 and September 30, 2012 are set forth below:

PORTFOLIO	09/30/13 NET ASSETS ($MM)	09/30/12 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$3,404.0	$2,836.0		$568.0
Overlay A Portfolio	$1,675.4	$1,457.3		$218.1
Tax-Aware Overlay B Portfolio	$1,652.1	$1,716.6	-$	64.5
Overlay B Portfolio	$1,034.0	$1,063.5	-$	29.5
Tax-Aware Overlay C Portfolio	$477.9	$433.7		$44.2
Tax-Aware Overlay N Portfolio	$367.1	$376.6	-$	9.5

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6,7 During the semi-annual period ending March 31, 2013, none of the Portfolios were operating above their expense caps. Accordingly, the Portfolios’ expense limitation undertakings were of no effect during the semi-annual period ended March 31, 2013.

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 23, 2013, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Portfolios through January 31, 2014.

7 The agreement allows for the Adviser to be reimbursed through January 31, 2014 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Portfolios’ expense caps through January 31, 2014.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/13 TOTAL EXPENSE RATIO[8]
		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.13 0.93	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.15 0.95	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.85 0.66	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.86 0.71	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.88 0.73	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.89 0.74	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.9 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

8 Annualized.

9 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

132	Sanford C. Bernstein Fund, Inc.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Fund (“Dynamic All Market Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio.10 Set forth below is the advisory fee schedule of Dynamic All Market Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Overlay A Portfolio based on the Overlay A Portfolio’s September 30, 2013 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Fund	60 bp (flat fee)	0.600%	0.900%

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. AVPS – Dynamic Asset Allocation Portfolio has a somewhat similar investment style as the Overlay A Portfolio, and its advisory fee schedule is set forth in the table below.11

PORTFOLIO	AVPS PORTFOLIO	AVPS FEE SCHEDULE	AVPS EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic Asset Allocation Portfolio	70 bp (flat fee)	0.700%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as the Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Overlay A Portfolio’s September 30, 2013 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.35% on the first $400 million 0.30% on the balance	0.312%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.330%	0.900%

	Client #3	0.18% on first $500 million 0.15% on next $1billion 0.12% on the balance	0.156%	0.900%

	Client #4	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.309%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s length bargaining or negotiations.

10 Dynamic All Market Fund, which is designed as a stand-alone investment, invests in a number of global asset classes, including equity, fixed-income, real assets, credit and currencies through the use of index-based investments. The Adviser utilizes its dynamic asset allocation (“DAA”) principles and toolset in managing Dynamic All Market Fund.

11 AVPS—Dynamic Asset Allocation Portfolio is designed as a balanced fund with a neutral asset allocation of 60% equity and 40% fixed income. The Adviser utilizes its DAA principles and toolset in managing the portfolio’s risk profile and asset allocation

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship where it is providing only investment related service at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment related service.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.12 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,13 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)14 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.761	8/10

Overlay A Portfolio	0.900	0.790	12/14

Tax-Aware Overlay B Portfolio	0.650	0.777	4/11

Overlay B Portfolio	0.650	0.796	3/13

Tax-Aware Overlay C Portfolio	0.650	0.892	1/18

Tax-Aware Overlay N Portfolio	0.650	0.895	1/18

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

14 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

15 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

134	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	EXPENSE RATIO(%)[16]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.139	1.153	5/10	1.102	94/179
Overlay A Portfolio	1.160	1.154	8/14	1.102	100/179
Tax-Aware Overlay B Portfolio	0.840	1.089	3/11	1.102	32/179
Overlay B Portfolio	0.867	1.191	3/13	1.102	36/179
Tax-Aware Overlay C Portfolio	0.888	1.287	2/18	1.102	40/179
Tax-Aware Overlay N Portfolio	0.891	1.287	2/18	1.102	42/179

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees. The Portfolios have lower total expense ratios than their respective EG medians, with the exception of Overlay A Portfolio, which has a higher total expense ratio.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, the Adviser’s profitability, excluding administrating and servicing fees, with respect to the Portfolios increased in 2012 compared to 2011.

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2012:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$4,342,583
Overlay A Portfolio	$2,430,488
Tax-Aware Overlay B Portfolio	$1,676,039
Overlay B Portfolio	$1,261,582
Tax-Aware Overlay C Portfolio	$394,094
Tax-Aware Overlay N Portfolio	$464,892

16 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

During the fiscal year ended September 30, 2012, Tax-Aware Overlay A Portfolio and Overlay A Portfolio erroneously effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Portfolios are generally restricted from conducting trades through SCB. Because these trades were conducted with SCB in error, SCB reimbursed the commissions charged to the Portfolios.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

An independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM have experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the Portfolios through lower fees.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

Previously in September 2007, the independent consultant provided the Board of Directors an update of the Deli study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style.20

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $436 billion as of August 31, 2013, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

17 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 There have been substantial changes to the investment management industry since 2008. Accordingly, some of the 2008 comparative results may no longer be reflective of current conditions in the industry.

136	Sanford C. Bernstein Fund, Inc.

The information prepared by Lipper in the table below shows the Portfolios’ 1 and 3 year gross performance returns as of July 31, 2013 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”).21,22 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Portfolios are not designed to be used as stand-alone investments, unlike their peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Portfolios are shown only for information purposes and do not indicate how successful the Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)[23]	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio	1 year	20.31	14.08	11.55	2/10	30/318
	3 year	8.59	9.02	8.90	8/9	113/195
Overlay A Portfolio	1 year	17.96	13.83	11.55	3/14	48/318
	3 year	9.08	9.05	9.01	6/12	89/195
Tax-Aware Overlay B Portfolio	1 year	6.66	12.08	11.53	10/11	210/318
	3 year	5.81	8.95	8.90	9/10	141/195
Overlay B Portfolio	1 year	6.19	13.36	11.53	11/13	228/318
	3 year	5.92	9.34	8.90	11/12	141/195
Tax-Aware Overlay C Portfolio	1 year	6.19	13.84	11.53	14/18	228/318
	3 year	5.66	9.05	8.90	12/15	141/195
Tax-Aware Overlay N Portfolio	1 year	6.31	13.84	11.53	14/18	224/318
	3 year	5.49	9.05	8.90	12/15	149/195

Set forth below are the 1, 3 year and since inception net performance returns of the Portfolios (in bold)24 versus their benchmarks.25 As previously indicated, the Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Portfolios are shown only for information purposes and are not meant to indicate how successful the Portfolios are in meeting their investment objectives.26

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	18.95	7.35	7.52
S&P 500 Stock Index	25.00	17.74	16.77
Inception Date: February 8, 2010

Overlay A Portfolio	16.61	7.81	8.22
S&P 500 Stock Index	25.00	17.74	16.77
Inception Date: February 8, 2010

21 The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

22 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23 The gross performance returns are for the Class 1 shares for the Portfolios.

24 The performance returns shown in the table for the Class 1 shares for the Portfolios were provided by the Adviser.

25 The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

26 Providing a comparison of each individual Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

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The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIODS ENDING JULY 31, 2013 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay B Portfolio	5.76	4.90	5.37
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

Overlay B Portfolio	5.28	5.00	5.81
Barclays Capital Global Aggregate Bond Index	0.74	3.33	3.93
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	5.26	4.72	5.24
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	5.38	4.55	5.10
Barclays Capital 5 Year GO Municipal Bond Index	-0.16	2.64	3.11
Inception Date: February 8, 2010

As indicated previously, the Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Portfolios, herein referred to as “DAA,” as of July 31, 2013 on a Tax-Aware account and on a Non-Taxable account:27

TAX-AWARE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/13 % RETURN	1 YEAR PERIOD ENDING 7/31/13 % VOLATILITY	INCEPTION- 7/31/2013 % RETURN	INCEPTION- 7/31/2013 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	6.06	3.88	5.28	5.30
Fully Diversified—Traditional Portfolio	6.12	3.71	5.21	5.64
Impact of DAA	-0.06	0.17	0.07	-0.34

Fully Diversified—Benchmark[28]	6.31	3.37	6.81	4.76

60/40 Investor
Fully Diversified—With DAA	13.48	6.51	7.12	10.25
Fully Diversified—Traditional Portfolio	13.53	6.29	7.27	11.32
Impact of DAA	-0.05	0.22	-0.15	-1.07

Fully Diversified—Benchmark[29]	12.85	5.70	9.89	9.54

80/20 Investor
Fully Diversified—With DAA	17.87	8.00	8.00	13.54
Fully Diversified—Traditional Portfolio	17.94	7.77	8.29	15.11
Impact of DAA	-0.07	0.23	-0.29	-1.57

Fully Diversified—Benchmark[30]	16.68	7.05	11.66	12.74

27 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

28 Inception through 9/30/12: 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis; 9/30/12 to Present: 20.37% S&P 500, 7.275% MSCI EAFE, 1.455% MSCI Emerging Markets, 67.90% Barclays 1-10 Year Munis, 3% HFRI FOF Composite Index.

29 Inception through 9/30/12: 42% S&P 500, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis; 9/30/12 to Present: 36.204% S&P 500, 12.93% MSCI EAFE, 2.586% MSCI Emerging Markets, 34.48% Barclays 1-10 Year Munis, 13.8% HFRI FOF Composite Index.

30 Inception through 9/30/12: 56% S&P 500, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis; 9/30/12 to Present: 44.24% S&P 500, 15.8% MSCI EAFE, 3.16% MSCI Emerging Markets, 15.8% Barclays 1-10 Year Munis, 21% HFRI FOF Composite Index.

138	Sanford C. Bernstein Fund, Inc.

NON-TAXABLE PORTFOLIO	1 YEAR PERIOD ENDING 7/31/13 % RETURN	1 YEAR PERIOD ENDING 7/31/13 % VOLATILITY	INCEPTION- 7/31/2013 % RETURN	INCEPTION- 7/31/2013 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	5.39	3.68	6.41	4.92
Fully Diversified—Traditional Portfolio	5.36	3.58	6.64	5.38
Impact of DAA	0.03	0.10	-0.23	-0.46

Fully Diversified—Benchmark[31]	4.73	3.26	7.39	4.48

60/40 Investor
Fully Diversified—With DAA	11.96	6.16	8.08	9.89
Fully Diversified—Traditional Portfolio	11.94	5.91	8.37	11.25
Impact of DAA	0.02	0.25	-0.29	-1.36

Fully Diversified—Benchmark[32]	10.81	5.31	10.38	9.33

80/20 Investor
Fully Diversified—With DAA	15.83	7.67	8.88	13.33
Fully Diversified—Traditional Portfolio	15.86	7.39	9.18	15.33
Impact of DAA	-0.03	0.28	-0.30	-2.00

Fully Diversified—Benchmark[33]	14.38	6.64	12.07	12.77

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 8, 2013

31 Inception through 7/31/11: 39.1% S&P 500, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 35.8% Barclays US Aggregate; 7/31/11 to 9/30/12: 36.1% S&P 500, 12.9% MSCI EAFE, 2.6% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 40% Barclays US Aggregate; 9/30/12 to 12/31/12: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% FTSE/EPRA NAREIT Developed Real Estate Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index; 12/31/12 to Present: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% Custom Real Asset Strategy Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index.

32 Inception through 7/31/11: 39.1% S&P 500, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 35.8% Barclays US Aggregate; 7/31/11 to 9/30/12: 36.1% S&P 500, 12.9% MSCI EAFE, 2.6% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT Developed Real Estate Index, 40% Barclays US Aggregate; 9/30/12 to 12/31/12: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% FTSE/EPRA NAREIT Developed Real Estate Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index; 12/31/12 to Present: 31.135% S&P 500, 11.12 MSCI EAFE, 2.224% MSCI Emerging Markets, 7.241% Custom Real Asset Strategy Index, 34.48% Barclays US Aggregate, 13.8% HFRI FOF Composite Index.

33 Inception through 7/31/11: 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 14% Barclays US Aggregate; 8/1/11 to 9/30/12: 47.6% S&P 500, 17% MSCI EAFE, 3.4% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT Developed Real Estate Index, 20% Barclays US Aggregate; 9/30/12 to 12/31/12: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% FTSE/EPRA NAREIT Developed Real Estate Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index; 12/31/12 to Present: 37.604% S&P 500, 13.43% MSCI EAFE, 2.686% MSCI Emerging Markets, 9.48% Custom Real Asset Strategy Index, 15.8% Barclays US Aggregate, 21% HFRI FOF Composite Index.

2014 Semi-Annual Report	139

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0314

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob
President

Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob
President

Date:	May 22, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 22, 2014